UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07651

Voya Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2020
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
■
Voya Balanced Portfolio

■
Voya Global High Dividend Low Volatility Portfolio (formerly, Voya Global Equity Portfolio)

■
Voya Government Money Market Portfolio

■
Voya Growth and Income Portfolio

■
Voya Intermediate Bond Portfolio

■
Voya Small Company Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Money Market Portfolio does not file on Form N-PORT.
The Voya Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery

Dear Shareholder,
For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?
Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.
In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.
Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.
We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 22, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
MSCI World Value IndexSM	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

2

Portfolio Managers’ Report	Voya Balanced Portfolio

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)

Common Stock	39.5%
Exchange-Traded Funds	29.0%
Mutual Funds	10.4%
Corporate Bonds/Notes	6.6%
Collateralized Mortgage Obligations	3.5%
U.S. Treasury Obligations	3.0%
Asset-Backed Securities	2.7%
U.S. Government Agency Obligations	2.1%
Commercial Mortgage-Backed Securities	1.7%
Sovereign Bonds	0.2%
Preferred Stock	0.0%
Purchased Options	0.0%
Rights	0.0%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Target Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Paul Zemsky, CFA, Barbara Reinhard, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 10.85% compared to the S&P Target Risk® Growth Index Total Return, Bloomberg Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 11.83%, 7.51%, 7.82% and 20.89%, respectively, for the same period.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to seek to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2020.
The Portfolio started the year with a neutral stance between equities and fixed income assets. Within the sub-asset class space, the Portfolio favored domestic small cap equities and developed international equities, senior loans, short duration bonds and long government bonds. These positions were funded by underweight positions in domestic large cap equities, core fixed income and high yield bonds.
In January, the Portfolio reversed a trade from the previous quarter that had favored developed international equities over domestic equities. Proceeds from the sale of developed international equities were used to purchase domestic large cap equities. In February, the Portfolio unwound a prior trade that had neutralized their strategic underweight to U.S. small cap equities. Concerns regarding the U.S. small company sector composition and high foreign sales exposure were reasons for re-enacting the underweight.
In March, we had made rotations as a result of extremely oversold conditions due to the negative impact of the coronavirus. Throughout the month, we modestly increased U.S. large cap equities by selling core U.S. fixed income, on our belief that a lot of bad news already was incorporated into equity asset prices. Additionally, we began to increase high
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

SPDR S&P 500 ETF Trust	18.0%
Voya High Yield Bond Fund - Class P	8.5%
iShares Core MSCI Emerging Markets ETF	4.1%
Vanguard Value ETF	4.0%
iShares 20+ Year Treasury Bond ETF	1.9%
Apple, Inc.	1.7%
Microsoft Corp.	1.5%
Amazon.com, Inc.	1.3%
Voya Short Term Bond Fund - Class R6	1.2%
iShares Russell 2000 ETF	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
yield bonds by reducing our allocation to short duration bonds and core fixed income. High yield spreads were at extremely distressed levels at the time of the trade and, based on our analysis, we found the risk-reward to be adequate compensation for potential defaults.
At the end of March, we modestly reduced our underweights in developed international and domestic small cap equities, taking from U.S. large cap equities. At the time of the trade, developed international had significantly underperformed U.S. large cap equities.
At the beginning of April, the Portfolio continued scaling into high yield, funded by selling short duration bonds. The Portfolio reduced Treasury inflation-protected securities (“TIPS”) in favor of investment grade (“IG”) bonds, because of the negative yield across the TIPS curve. The objective of the trade was to position the Portfolio to “invest alongside,” i.e., seeking to benefit from, the U.S. Federal Reserve Board’s (“Fed”) commitment to purchasing IG corporate bonds. As part of its annual review process, the Portfolio made modest adjustments to its strategic asset allocation based on our latest long-term capital market assumptions. The updates resulted in a modest decrease in the Portfolio’s equity allocations. In addition, U.S. small cap equities and senior bank loans were removed as strategic asset classes, though the Portfolio remains invested in U.S. small cap equities on a tactical basis.
At the start of May, the Portfolio initiated an underweight to emerging market (“EM”) equities given concerns over the U.S. administration’s, in our view, hawkish stance towards China. Proceeds from the sale were rotated into domestic large cap equities. In mid-May, as the equity markets continued to rally, we lightly trimmed our domestic large cap equity position and moved the proceeds into intermediate bonds. At the end of May and beginning of June, to seek to take advantage of a traditional outperformer in the first year of a recovery, we increased the weighting of domestic small cap equities by selling U.S. large cap stocks and intermediate bonds.
In July, the Portfolio removed long government bond exposure in favor of intermediate term bonds. At the time of the trade, the yield curve had re-flattened and we expected further steepening as economic and COVID-related data, e.g., hospitalizations, continued to improve.

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Voya Balanced Portfolio	Portfolio Managers’ Report

Also, the Portfolio purchased EM equities with proceeds from reducing intermediate bonds. The rationale for the trade lay in the weakening U.S. dollar and the fiscal-led recovery in China.
In October, as part of the semi-annual review of the Portfolio’s strategic asset allocation, the existing tactical underweight to global real estate was incorporated into a longer-term strategic position, resulting in its removal as a strategic asset class. Tactically, the Portfolio neutralized its underweight to emerging market equities and lowered its overweight to domestic small cap equities.
In November, the Portfolio added to developed international equities funded by selling U.S. large cap equities. The rationale for the trade included expectations for EAFE’s recent outperformance to persist, given the continued rise of COVID-19 cases in the United States and further weakening of the U.S. dollar relative to the euro.
During the year, tactical moves relative to the strategic benchmark had a positive impact across the Portfolio.
Underlying sleeves detracted from performance during the year. Underperformers relative to their respective benchmarks included large cap, mid cap and international equities. Core fixed income was the only strategy that outperformed its respective benchmark.
The Portfolio may invest in derivative instruments for different purposes, including to seek to enhance returns, to earn income or as a substitute for a position in an underlying asset class. During the year, the Portfolio utilized futures to implement some tactical positions to avoid significant manager disruption and provide the Portfolio with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions. Overall, tactical positions contributed to performance for the year.
Current Strategy and Outlook: In our opinion, with two COVID-19 vaccines approved for use in the U.S. and a new round of fiscal stimulus on the verge of being deployed, we believe there is a clear bridge (vaccine) to post-COVID-19 normalcy and abutments (stimulus) that should serve to reinforce the recovery and absorb unexpected jolts along the way. We believe highly accommodative monetary policy is likely to be prolonged and act as an additional safety feature to ensure full-employment output is reached without a major accident. The Fed’s new flexible inflation targeting framework should hold short-term rates near their effective lower bound until there is sustained progress towards their 2% inflation goal, in our view. We believe analogous developments taking shape in various forms across the world should help reignite global growth to above-trend levels in 2021, breathe new life into struggling sectors and accelerate the rotation into cyclical assets already underway.
In our view, equity markets look overbought to us, based on certain sentiment indicators, including the Chicago Board Options Exchange put/call ratio. However, we believe the improving medium-term fundamental economic backdrop outweighs any near-term technical weakness. Estimates of U.S. corporate earnings growth for 2021 appear to us to substantially undershoot, particularly in the back half of the year, when we anticipate pent up demand will be unleashed as consumer spending speeds up and ailing services sectors are restored to health.
We recognize most valuation measures that compare broad market stock prices to earnings, cash flows or sales, look historically expensive. Yet, when adjusted for interest rates, we think stocks have more room to run. We believe the Fed will keep the bond market tame in the near term, which will hold earnings multiples afloat while better future financial reports boost numbers in the denominator in the second half of 2021. Another reason we like equities better than bonds is our view that in the next phase of the business cycle, cyclically geared assets will carry more of the load. We also believe the hand-off that began at the end of October is likely to continue; we remain overweight to U.S. small cap and EM equities, which stand to benefit from economic progression, in our view.
The same macro level view guides our positioning in fixed income. The lagged impact of fiscal and monetary policy, combined with a better-controlled global health situation, should in our opinion press corporate credit and securitized spreads tighter. We think accelerating growth will steepen the yield curve, so we are underweighted in duration. But we do not expect long-end yields will shoot so high, so fast, as to meaningfully tighten financial conditions. Given their yield advantage, we continue to prefer U.S. fixed income over non-U.S. developed market bonds. Our view is that the U.S. dollar will continue to weaken, making foreign bonds more attractive, especially EM debt. Nonetheless, we still believe EM equities offer better risk-adjusted return potential than fixed income.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class I	10.85%	8.76%	7.57%
Class S	10.57%	8.49%	7.31%
S&P Target Risk® Growth Index	11.83%	9.25%	7.94%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
MSCI EAFE® Index	7.82%	7.45%	5.51%
Russell 3000® Index	20.89%	15.43%	13.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

5

Voya Global High Dividend Low Volatility Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2020 (as a percentage of net assets)

United States	61.7%
Japan	8.6%
United Kingdom	5.0%
Canada	3.9%
Australia	3.2%
Italy	2.5%
Switzerland	2.1%
Denmark	1.7%
Hong Kong	1.6%
Ireland	1.4%
Countries between 0.1% – 1.3%^	6.1%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 12 countries, which each represents 0.1% – 1.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Portfolio* (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, Peg DiOrio, CFA, and Vincent Costa, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of  -1.09% compared to the MSCI World Value IndexSM and the MSCI World IndexSM (“MSCI World”), which returned -1.16% and 15.90%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Portfolio underperformed the MSCI World. However, the Portfolio outperformed it’s primary benchmark, the MSCI World Value IndexSM. In terms of the Portfolio’s performance, industry exposure was a positive contributor and the stock ranking model also outperformed. By contrast, low beta was a significant headwind, as was the Portfolio’s small-capitalization tilt.
On the regional level, the underweight and stock selection in Europe and overweight and selection in developed Asia were the strongest contributors, while stock selection was weakest in Japan. On the sector level, the overweight to information technology and underweight to energy contributed positively. Stock selection was strong in information technology but negative in energy. While the overweight to health care detracted from performance, stock selection in the sector was strong, making it the third largest contributor. At the individual stock level, exposure to non-benchmark stocks Microsoft Corporation and Intuit Inc., as well as the underweight to Exxon Mobil Corporation were among the key contributors for the period.
By contrast, at the sector level stock selection was weakest in the industrials and communication services sectors. The
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Johnson & Johnson	1.4%
Verizon Communications, Inc.	1.3%
AbbVie, Inc.	1.2%
Procter & Gamble Co.	1.2%
PepsiCo, Inc.	1.1%
Cisco Systems, Inc.	1.0%
Honeywell International, Inc.	1.0%
Pfizer, Inc.	1.0%
Texas Instruments, Inc.	1.0%
Merck & Co., Inc.	1.0%
Portfolio holdings are subject to change daily.
underweight and stock selection in consumer discretionary detracted as well. At the individual stock level, the overweight to ONEOK, Inc., exposure to non-benchmark stock Equitrans Midstream Corp. and not owning Broadcom Inc. were the largest detractors.
Current Strategy and Outlook: This is an actively managed global quantitative equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the MSCI World Value IndexSM. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The managers then seek to optimize the Portfolio’s potential to achieve its dividend, alpha and volatility objectives.

*
On January 24, 2020, the Board of Directors (“Board”) approved a name change for the Portfolio. Prior to May 1, 2020, the Portfolio was formerly known as, “Voya Global Equity Portfolio.” On November 19, 2020, the Board approved changes with respect to the Portfolio’s principal investment strategies effective on or about December 31, 2020. In conjunction with the strategy changes, effective December 31, 2020, the Portfolio’s benchmark changed from the MSCI World IndexSM to the MSCI World Value IndexSM.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Classes S2 and T March 5, 2015
Class ADV	-1.27%	7.10%	5.98%	—
Class I(1)	-0.83%	7.61%	6.40%	—
Class S	-1.09%	7.34%	6.24%	—
Class S2	-1.25%	7.19%	—	4.82%
Class T	-1.48%	6.96%	—	4.63%
MSCI World Value IndexSM	-1.16%	7.15%	6.76%	4.92%
MSCI World IndexSM	15.90%	12.19%	9.87%	9.58%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective December 31, 2020 the Portfolio changed its benchmark from the MSCI World IndexSM to the MSCI World Value IndexSM because the MSCI World Value IndexSM is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

7

Voya Government Money Market Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)

U.S. Treasury Debt	57.9%
U.S. Government Agency Debt	27.1%
U.S. Treasury Repurchase Agreement	13.4%
Assets in Excess of Other Liabilities	1.6%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 0.29% compared to the iMoneyNet Government Institutional Index, which returned 0.31% for the same period.
Portfolio Specifics: The Portfolio has waived fees in order to maintain a zero or positive yield, as have other money market funds. The Portfolio was able to realize some capital gains by primarily buying longer-term new issue T-Bills and selling them after yields declined to market levels over time. These gains were distributed to the shareholders and allowed the Portfolio to increase the total return over the yield of the Portfolio. The Portfolio continued to maintain an exposure to floating rate money market securities, shifting out of floaters tied to 3-month London inter-bank offered rate (“LIBOR”) or 1-month LIBOR, and into floaters tied to 1-day secured overnight financing rate (“SOFR”), as the market prepares for LIBOR to be replaced by SOFR.
The year ended December 31, 2020, can be summed up by the COVID-19 pandemic and the Federal Open Market Committee (“FOMC”), the U.S. Federal Reserve Board (the “Fed”), the U.S. Treasury and U.S. government’s response to the impact the coronavirus had on the markets and the economy. On March 3, prior to their regularly scheduled meeting on March 15, the FOMC lowered the federal funds rate by 0.50% to a range of 1.00% to 1.25%. They took that action in light of the risks posed to economic activity by the coronavirus despite the current strong economy and low level of unemployment. The FOMC again lowered the federal funds rate another 1% at the March 15 meeting, lowering it to a range of 0% to 0.25%. The FOMC indicated that global financial conditions had been significantly affected by the coronavirus. In addition, the Fed also agreed to purchase $500 billion of U.S. Treasury securities and $200 billion of mortgage-backed securities (“MBS”) and expand overnight and term repurchase agreement operations. The Fed and U.S. Treasury were forced to institute various programs in order to stabilize the markets, provide liquidity and support the smooth operations of the various markets. The U.S. government instituted a stimulus program to lessen the impact from the coronavirus on the U.S. economy. The federal funds rate has remained at the 0% to 0.25% range, and the Fed continues to purchase U.S. Treasury securities and MBS, as well as reinvest maturities and paydowns on a monthly basis as the coronavirus continued to have a major impact on the U.S. and global economy. Money market rates of securities purchased by the Portfolio, as well as other money market funds, declined in direct response to the FOMC actions.
Outlook and Current Strategy: Looking ahead we believe that the U.S. economy and employment will take a significant amount of time to fully recover as the effects from the coronavirus continue well into 2021, the vaccine rollout takes time and additional stimulus is needed to bridge the gap. The FOMC has indicated that they expect to hold rates at the current level till at least 2023 based on their dot plot estimates of the federal funds rate. We do not envision a scenario where the FOMC will be in a position to raise rates in the upcoming year. Any increases in short-term money market rates would be viewed by us as temporary and as an opportunity to add a few basis points of yield or the ability to capture some capital gains. We will otherwise maintain a shorter weighted average maturity, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
8

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Information Technology	25.2%
Health Care	14.1%
Communication Services	13.1%
Financials	10.7%
Consumer Discretionary	10.3%
Industrials	8.2%
Consumer Staples	7.1%
Materials	2.8%
Utilities	2.8%
Real Estate	2.3%
Energy	2.3%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, and James Dorment, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 17.26% compared to the S&P 500® Index, which returned 18.40% for the same period.
Portfolio Specifics: For the year ended December 31, 2020, the Portfolio underperformed the S&P 500® Index due to weak security selection. On the sector level, stock selection within the health care and consumer discretionary sectors had the largest negative impact on relative performance. Key detractors included overweight positions in MGM Resorts International and L Brands, Inc., and an underweight position in Apple Inc.
By contrast, stock selection within the industrials and real estate sectors had the largest positive impact on performance. At the individual stock level, key contributors were overweight positions in Adobe Inc., ViacomCBS Inc. and AT&T Inc.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Microsoft Corp.	5.9%
Alphabet, Inc. - Class A	5.7%
Fiserv, Inc.	3.0%
Intuit, Inc.	2.6%
Walt Disney Co.	2.4%
Broadcom, Inc.	2.3%
Amazon.com, Inc.	2.3%
Medtronic PLC	2.2%
Comcast Corp. - Class A	2.1%
Johnson & Johnson	2.1%
Portfolio holdings are subject to change daily.
sectors. Going forward we believe that dividends will continue to be in demand by investors, who, in our opinion, are searching for income and for funds with good downside capture, such as the Portfolio has sought to provide.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
9

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	16.74%	13.27%	11.62%
Class I	17.26%	13.79%	12.12%
Class S	16.93%	13.49%	11.84%
Class S2	16.81%	13.33%	11.69%
S&P 500® Index	18.40%	15.22%	13.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)

Corporate Bonds/Notes	25.8%
Mutual Funds	22.3%
Collateralized Mortgage Obligations	18.8%
U.S. Government Agency Obligations	12.1%
Asset-Backed Securities	9.3%
Commercial Mortgage-Backed Securities	5.9%
U.S. Treasury Obligations	5.0%
Municipal Bonds	0.0%
Purchased Options	0.0%
Other	0.0%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 7.81% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% for the same period.
Portfolio Specifics: The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, primarily due to security selection decisions, while sector allocation and duration and yield curve positioning modestly detracted from performance.
The strong performance of fixed income markets over the course of 2020, masks the intra-period volatility sparked by the global pandemic early in the year. Fixed income markets witnessed another roller coaster in 2020, as the extraordinary volatility and market performance in the first quarter and ensuing rebound dominated the performance profile for the trailing 12 months. While the news of the COVID-19 pandemic ignited a flight to quality, with the U.S. Treasury market remaining the world’s preferred risk-free asset, the response by the U.S. Federal Reserve Board (“Fed”) as well as other global central banks and government agencies was equally swift to stabilize economies and financial markets. The Fed slashed official short-term interest rates to effectively zero, with guidance that zero interest-rate policy would be in place for the foreseeable future. The U.S. 10-yield, which began the year at 1.92%, fell to a low of 0.51% before ending the year at 0.92%. Non-government sectors meaningfully underperformed in the earlier part of the year, only to stage significant rebounds. The first leg of the rebound was supported by various government programs as well as signs of a recovering global economy. The rally was extended with the announcements from both Pfizer
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Voya Securitized Credit Fund - Class P	5.2%
Voya Investment Grade Credit Fund - Class P	5.0%
Voya Emerging Markets Hard Currency Debt Fund - Class P	4.0%
Voya High Yield Bond Fund - Class P	3.7%
Voya Emerging Markets Corporate Debt Fund - Class P	2.7%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.7%
United States Treasury Note, 0.125%, 12/15/23	1.3%
United States Treasury Bond, 1.375%, 11/15/40	1.1%
Ginnie Mae, 2.500%, 02/01/51	1.0%
United States Treasury Note, 0.125%, 12/31/22	1.0%
Portfolio holdings are subject to change daily.
and Moderna regarding a vaccine that fueled further optimism in our opinion for continued progress for the economy going into 2021.
In aggregate, performance was supported by security selection and varied by sector. Positive security selection in investment-grade corporates that reflected tactical shifting in the overall risk profile was partially offset by sector allocation decisions. Having been more defensively positioned early in the period in high-yield (“HY”), the strategy benefited as we increased our exposure in HY after the first quarter of 2020 sell-off. Sector allocations in securitized credits added to performance, and security selection in agency residential mortgage-backed securities benefited from investments in collateralized mortgage obligations, while commercial mortgage-backed securities selection was a headwind as our more credit sensitive investments lagged over concerns regarding the impact of the economy on commercial real estate. Duration positioning that included a tactical defensive positioning in the first quarter of 2020 modestly detracted, while curve positioning helped to offset some of this detraction. During the present low rate environment, we have looked to include additional strategies designed to offset unexpected weakness in credit markets. This included put options on the Australian dollar which typically declines in a risk-off environment. As credit markets rebounded, this hedge, as expected during a stronger market, detracted from our performance over the period. In addition, small currency exposures associated with our investments in emerging markets also detracted.
The Portfolio used derivatives such as used futures, swaps, options and forward contracts for hedging and overall risk management. The use of derivatives positively impacted performance for the period.

11

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Current Strategy and Outlook: Heading into 2021, in our view the market backdrop for cyclical sectors is extraordinarily positive. We believe consumers, supported by excess savings, robust net worth and additional fiscal aid, will drive a recovery in discretionary spending, leading to a full re-engagement of the service sector as the vaccine rollout becomes more widespread. We also believe the recovery in services spending, coupled with resilience in goods demand, should usher in an extended period of synchronous, above-trend global growth, easing pressures on the income divide.
In the near-term, cyclical sectors across non-government sectors are relatively attractive, in our opinion. We believe that a rebound in economic growth, fostered by a duality of fiscal and central bank support, will push spreads uncomfortably tight in 2021.
However, we also recognize the market seems to be very aligned on the near-term positive direction of risk assets. In our opinion, this one-way sentiment opens the door for volatility. The vaccine news is overwhelmingly positive, and we believe the vaccine ultimately will succeed. However, it is our view that the potential for episodic market stresses, whether connected to the vaccine or other global factors, should not be overlooked.
We believe that the heavy use of economic stabilizers creates vulnerability to shocks and will leave investors exposed to increasingly asymmetric risk profiles. Security selection, which is always important, will be critical, as we believe the dispersion between “winning” and “losing” investments within sectors will remain extremely wide. It is our opinion that diversification, tail risk hedging and careful analysis of cyclical versus structural factors are necessary to mitigate downside risks and prepare portfolios for the income-starved world we face ahead.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
12

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	7.32%	4.74%	4.48%
Class I	7.81%	5.24%	4.99%
Class S	7.57%	4.99%	4.73%
Class S2	7.42%	4.83%	4.58%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

13

Voya Small Company Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Financials	18.9%
Consumer Discretionary	17.7%
Health Care	16.5%
Industrials	15.6%
Information Technology	14.8%
Real Estate	4.4%
Materials	4.2%
Utilities	2.4%
Consumer Staples	1.8%
Communication Services	1.6%
Energy	1.6%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 12.28% compared to the Russell 2000® Index, which returned 19.96% for the same period.
Portfolio Specifics: The Portfolio underperformed the Russell 2000® Index during the reporting period due to unfavorable stock selection effects. Most notably, stock selection in the software and services and consumer services sectors detracted the most value. On an individual stock level, an overweight position in Welbilt Inc., owning a non-benchmark position in WPX Energy, Inc. and not owning Teladoc Health, Inc. had the greatest negative impact on performance. In contrast, holdings in the real estate and retail sectors contributed the most to performance. On an individual stock level, overweight positions in Generac Holdings Inc., Amedisys, Inc. and Repligen Corporation added the most value.
Current Strategy and Outlook: Despite historically weak, choppy economic data and unsettling, pandemic-related headlines, in our opinion risk assets have pushed higher on investor confidence that the future will be better than the present. With two COVID-19 vaccines in distribution and a new round of fiscal stimulus about to be deployed, we believe the U.S. economy is primed to accelerate in 2021. In our view, there is a clear bridge (vaccine) to post-COVID-19 normalcy and abutments (fiscal stimulus and prolonged, accommodative monetary policy) that should keep the recovery on track and
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

j2 Global, Inc.	1.3%
Werner Enterprises, Inc.	1.3%
Caesars Entertainment, Inc.	1.2%
Stifel Financial Corp.	1.2%
Builders FirstSource, Inc.	1.1%
Marriott Vacations Worldwide Corp.	1.1%
Cantel Medical Corp.	1.1%
EMCOR Group, Inc.	1.1%
Onto Innovation, Inc.	1.1%
Envestnet, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
absorb unexpected jolts along the way.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
14

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	11.73%	10.01%	9.84%
Class I	12.28%	10.56%	10.39%
Class R6(1)	12.34%	10.56%	10.39%
Class S	12.04%	10.29%	10.12%
Russell 2000® Index	19.96%	13.26%	11.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya Balanced Portfolio
Class I	$1,000.00	$1,167.70	0.69%	$3.76	$1,000.00	$1,021.67	0.69%	$3.51
Class S	1,000.00	1,166.30	0.94	5.12	1,000.00	1,020.41	0.94	4.77
Voya Global High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,142.00	1.10%	$5.92	$1,000.00	$1,019.61	1.10%	$5.58
Class I	1,000.00	1,145.40	0.60	3.24	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	1,143.70	0.85	4.58	1,000.00	1,020.86	0.85	4.32
Class S2	1,000.00	1,142.20	1.00	5.38	1,000.00	1,020.11	1.00	5.08
Class T	1,000.00	1,141.00	1.20	6.46	1,000.00	1,019.10	1.20	6.09
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,000.10	0.17%	$0.85	$1,000.00	$1,024.28	0.17%	$0.87
Class S	1,000.00	1,000.10	0.17	0.85	1,000.00	1,024.28	0.17	0.87
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,236.20	1.07%	$6.01	$1,000.00	$1,019.76	1.07%	$5.43
Class I	1,000.00	1,238.90	0.62	3.49	1,000.00	1,022.02	0.62	3.15
Class S	1,000.00	1,237.60	0.87	4.89	1,000.00	1,020.76	0.87	4.42
Class S2	1,000.00	1,236.80	1.02	5.74	1,000.00	1,020.01	1.02	5.18
16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,031.20	1.03%	$5.26	$1,000.00	$1,019.96	1.03%	$5.23
Class I	1,000.00	1,033.60	0.53	2.71	1,000.00	1,022.47	0.53	2.69
Class S	1,000.00	1,032.40	0.78	3.98	1,000.00	1,021.22	0.78	3.96
Class S2	1,000.00	1,031.70	0.93	4.75	1,000.00	1,020.46	0.93	4.72
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,346.80	1.40%	$8.26	$1,000.00	$1,018.10	1.40%	$7.10
Class I	1,000.00	1,350.00	0.90	5.32	1,000.00	1,020.61	0.90	4.57
Class R6	1,000.00	1,349.80	0.89	5.26	1,000.00	1,020.66	0.89	4.52
Class S	1,000.00	1,348.60	1.15	6.79	1,000.00	1,019.36	1.15	5.84

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio (formerly, Voya Global Equity Portfolio), Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio and the Boards of Directors/Trustees of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio and Voya Government Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio (formerly, Voya Global Equity Portfolio), Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively (collectively referred to as the “Registrants”)), including the portfolio of investments and summary portfolios of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 24, 2021
18

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$329,712,317	$602,429,654	$—
Investments in affiliates at fair value**	38,918,608	—	—
Short-term investments at fair value†	21,471,061	7,073,902	—
Short-term investments at amortized cost	—	—	484,712,497
Repurchase agreements	—	—	76,315,000
Cash	359,523	93,612	752
Cash collateral for futures contracts	538,855	—	—
Foreign currencies at value‡	13,004	79,984	—
Receivables:
Investment securities sold	1,061,724	—	8,999,191
Investment securities sold on a delayed-delivery or when-issued basis	3,195,651	—	—
Fund shares sold	161,175	6,697,327	176,620
Dividends	430,016	1,063,161	—
Interest	338,013	—	25,314
Foreign tax reclaims	130,891	1,300,054	—
Unrealized appreciation on forward foreign currency contracts	957	—	—
Prepaid expenses	1,550	2,809	2,308
Reimbursement due from Investment Adviser	15,999	28,636	184,356
Other assets	53,356	57,173	131,795
Total assets	396,402,700	618,826,312	570,547,833
LIABILITIES:
Payable for investment securities purchased	1,337,088	97,288	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	5,649,341	—	—
Payable for fund shares redeemed	346	34,983	—
Payable upon receipt of securities loaned	15,321,205	6,668,901	—
Unrealized depreciation on forward foreign currency contracts	37,491	—	—
Payable for investment management fees	187,869	282,283	159,426
Payable for distribution and shareholder service fees	586	103,634	6
Payable for directors/trustees fees	1,743	2,980	2,897
Payable to directors/trustees under the deferred compensation plan (Note 6)	53,356	57,173	131,795
Other accrued expenses and liabilities	188,971	184,291	258,235
Written options, at fair value^	2,393	—	—
Total liabilities	22,780,389	7,431,533	552,359
NET ASSETS	$373,622,311	$611,394,779	$569,995,474
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$309,031,736	$603,259,068	$570,068,691
Total distributable earnings (loss)	64,590,575	8,135,711	(73,217)
NET ASSETS	$373,622,311	$611,394,779	$569,995,474
+ Including securities loaned at value	$14,981,190	$6,349,839	$—
* Cost of investments in securities	$277,320,594	$543,876,325	$—
** Cost of investments in affiliates	$36,851,751	$—	$—
† Cost of short-term investments	$21,470,880	$7,073,902	$—
‡ Cost of foreign currencies	$14,571	$80,092	$—
^ Premiums received on written options	$14,752	$—	$—
See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$13,683,520	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,308,782	n/a
Net asset value and redemption price per share	n/a	$10.46	n/a
Class I
Net assets	$370,828,145	$129,379,141	$569,944,854
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	22,565,395	12,396,409	569,826,198
Net asset value and redemption price per share	$16.43	$10.44	$1.00
Class S
Net assets	$2,794,166	$465,404,615	$50,620
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	170,985	44,380,615	50,611
Net asset value and redemption price per share	$16.34	$10.49	$1.00
Class S2
Net assets	n/a	$354,109	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	34,210	n/a
Net asset value and redemption price per share	n/a	$10.35	n/a
Class T
Net assets	n/a	$2,573,394	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	245,800	n/a
Net asset value and redemption price per share	n/a	$10.47	n/a
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$3,196,230,258	$2,754,688,246	$443,580,585
Investments in affiliates at fair value**	—	799,299,636	—
Short-term investments at fair value†	92,569,280	37,952,399	31,663,347
Cash	1,025,725	122,182	32,298
Cash collateral for futures contracts	—	7,104,892	—
Cash pledged for centrally cleared swaps (Note 2)	—	4,816,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	1,820,000	—
Receivables:
Investment securities sold	—	4,295,648	693,988
Investment securities sold on a delayed-delivery or when-issued basis	—	39,599,634	—
Fund shares sold	19,110	34,510,917	79,159
Dividends	4,469,665	134	434,683
Interest	716	14,397,728	—
Foreign tax reclaims	228,536	—	877
Unrealized appreciation on forward foreign currency contracts	—	70,172	—
Prepaid expenses	12,823	15,937	1,981
Reimbursement due from Investment Adviser	—	134,336	23,634
Other assets	264,876	373,240	47,842
Total assets	3,294,820,989	3,699,201,101	476,558,394
LIABILITIES:
Income distribution payable	—	652	—
Payable for investment securities purchased	—	1,679,565	14,624,866
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	97,380,944	—
Payable for fund shares redeemed	3,848,425	1,646,150	778,971
Payable upon receipt of securities loaned	56,373,200	10,433,390	14,750,338
Unrealized depreciation on forward foreign currency contracts	—	2,297,873	—
Variation margin payable on centrally cleared swaps	—	138,682	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	270,000	—
Payable for investment management fees	1,504,634	1,501,399	315,453
Payable for distribution and shareholder service fees	443,375	584,454	19,606
Payable for directors/trustees fees	14,557	17,624	2,002
Payable to directors/trustees under the deferred compensation plan (Note 6)	264,876	373,240	47,842
Other accrued expenses and liabilities	558,514	803,560	185,917
Written options, at fair value^	—	104,600	—
Total liabilities	63,007,581	117,232,133	30,724,995
NET ASSETS	$3,231,813,408	$3,581,968,968	$445,833,399
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,335,277,945	$3,443,089,818	$376,842,102
Total distributable earnings	896,535,463	138,879,150	68,991,297
NET ASSETS	$3,231,813,408	$3,581,968,968	$445,833,399
+ Including securities loaned at value	$55,126,553	$10,067,577	$14,391,924
* Cost of investments in securities	$2,362,800,484	$2,624,294,312	$367,871,184
** Cost of investments in affiliates	$—	$778,219,592	$—
† Cost of short-term investments	$92,569,280	$37,952,399	$31,663,347
^ Premiums received on written options	$—	$644,755	$—
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$903,118,122	$312,654,242	$6,851,253
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	30,834,566	23,709,084	394,720
Net asset value and redemption price per share	$29.29	$13.19	$17.36
Class I
Net assets	$1,845,795,638	$1,108,593,029	$347,004,423
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	61,737,885	83,147,596	18,670,647
Net asset value and redemption price per share	$29.90	$13.33	$18.59
Class R6
Net assets	n/a	n/a	$11,465,827
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	616,588
Net asset value and redemption price per share	n/a	n/a	$18.60
Class S
Net assets	$482,532,209	$2,139,405,973	$80,511,896
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	16,456,429	161,578,018	4,476,302
Net asset value and redemption price per share	$29.32	$13.24	$17.99
Class S2
Net assets	$367,439	$21,315,724	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	12,725	1,616,101	n/a
Net asset value and redemption price per share	$28.88	$13.19	n/a
See Accompanying Notes to Financial Statements
22

STATEMENTS OF OPERATIONS for the Year ended December 31, 2020

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,505,010	$17,642,244	$97,184
Dividends from affiliated underlying funds	2,408,144	—	—
Interest	1,858,663	—	2,093,356
Securities lending income, net	49,384	50,903	—
Total investment income	8,821,201	17,693,147	2,190,540
EXPENSES:
Investment management fees	2,091,007	3,308,145	2,028,942
Distribution and shareholder service fees:
Class ADV	—	65,507	—
Class S	6,308	1,132,646	76
Class S2	—	1,238	—
Class T	—	18,723	—
Transfer agent fees (Note 6):
Class ADV	—	7,184	—
Class I	303,895	69,640	754,682
Class S	2,217	248,531	38
Class S2	—	169	—
Class T	—	1,369	—
Shareholder reporting expense	34,980	76,645	46,098
Registration fees	49	—	—
Professional fees	27,140	45,858	30,832
Custody and accounting expense	134,404	90,424	52,486
Directors/trustees fees	13,940	23,836	23,177
Licensing fee (Note 7)	23,899	—	—
Miscellaneous expense	19,609	41,713	20,787
Interest expense	1,172	176	650
Total expenses	2,658,620	5,131,804	2,957,768
Waived and reimbursed fees	(236,487)	(325,130)	(1,954,928)
Brokerage commission recapture	—	(22)	—
Net expenses	2,422,133	4,806,652	1,002,840
Net investment income	6,399,068	12,886,495	1,187,700
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,435,337	(30,386,849)	212,665
Sale of affiliated underlying funds	(3,667,719)	—	—
Forward foreign currency contracts	26,007	—	—
Foreign currency related transactions	(2,422)	(37,160)	—
Futures	2,169,678	—	—
Swaps	172,073	—	—
Written options	21,736	—	—
Net realized gain (loss)	5,154,690	(30,424,009)	212,665
Net change in unrealized appreciation (depreciation) on:
Investments	22,137,298	1,628,974	—
Affiliated underlying funds	1,715,330	—	—
Forward foreign currency contracts	(26,257)	—	—
Foreign currency related transactions	19,921	87,531	—
Futures	522,396	—	—
Swaps	(37,159)	—	—
Written options	12,359	—	—
Net change in unrealized appreciation (depreciation)	24,343,888	1,716,505	—
Net realized and unrealized gain (loss)	29,498,578	(28,707,504)	212,665
Increase (decrease) in net assets resulting from operations	$35,897,646	$(15,821,009)	$1,400,365
* Foreign taxes withheld	$72,505	$709,318	$—
23

STATEMENTS OF OPERATIONS for the Year ended December 31, 2020

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$57,370,423	$38,227	$4,349,216
Dividends from affiliated underlying funds	—	30,461,139	—
Interest	2,365	90,439,824	—
Securities lending income, net	147,180	191,969	31,378
Total investment income	57,519,968	121,131,159	4,380,594
EXPENSES:
Investment management fees	17,467,618	17,623,490	3,401,802
Distribution and shareholder service fees:
Class ADV	4,088,188	1,474,981	29,122
Class S	1,095,185	5,340,696	173,522
Class S2	1,185	90,528	—
Transfer agent fees (Note 6):
Class ADV	335,248	145,335	8,013
Class I	678,713	527,923	435,997
Class R6	—	—	39
Class S	179,617	1,053,661	95,285
Class S2	121	11,153	—
Shareholder reporting expense	243,860	219,600	43,580
Professional fees	129,274	144,570	16,911
Custody and accounting expense	238,234	290,400	48,450
Directors/trustees fees	116,451	140,988	16,009
Miscellaneous expense	142,594	183,492	27,358
Interest expense	424	1,620	1,806
Total expenses	24,716,712	27,248,437	4,297,894
Waived and reimbursed fees	(1,718,879)	(1,522,285)	(479,096)
Net expenses	22,997,833	25,726,152	3,818,798
Net investment income	34,522,135	95,405,007	561,796
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	300,435,837	28,713,091	2,886,066
Sale of affiliated underlying funds	—	(3,378,056)	—
Capital gain distributions from affiliated underlying funds	—	7,504,108	—
Forward foreign currency contracts	—	2,090,473	—
Foreign currency related transactions	—	(520,949)	92
Futures	—	34,524,933	—
Swaps	—	16,075,877	—
Written options	—	1,123,112	—
Net realized gain	300,435,837	86,132,589	2,886,158
Net change in unrealized appreciation (depreciation) on:
Investments	130,647,761	50,019,477	25,963,887
Affiliated underlying funds	—	20,133,754	—
Forward foreign currency contracts	—	(1,542,771)	—
Foreign currency related transactions	—	736,489	10
Futures	—	5,050,757	—
Swaps	—	(437,249)	—
Written options	—	540,155	—
Net change in unrealized appreciation (depreciation)	130,647,761	74,500,612	25,963,897
Net realized and unrealized gain	431,083,598	160,633,201	28,850,055
Increase in net assets resulting from operations	$465,605,733	$256,038,208	$29,411,851
* Foreign taxes withheld	$332,966	$—	$6,528
24

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global High Dividend Low Volatility Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$6,399,068	$8,211,036	$12,886,495	$16,797,517
Net realized gain (loss)	5,154,690	8,827,638	(30,424,009)	(1,946,473)
Net change in unrealized appreciation (depreciation)	24,343,888	46,868,609	1,716,505	110,133,970
Increase (decrease) in net assets resulting from operations	35,897,646	63,907,283	(15,821,009)	124,985,014
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(256,442)	(1,142,858)
Class I	(18,138,058)	(23,387,273)	(3,119,971)	(10,887,339)
Class S	(126,078)	(177,792)	(9,952,937)	(30,582,123)
Class S2	—	—	(6,422)	(22,028)
Class T	—	—	(44,881)	(2,178,172)
Return of capital:
Class ADV	—	—	(7,056)	—
Class I	—	—	(68,689)	—
Class S	—	—	(243,548)	—
Class S2	—	—	(168)	—
Class T	—	—	(1,310)	—
Total distributions	(18,264,136)	(23,565,065)	(13,701,424)	(44,812,520)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,535,434	5,604,962	18,903,580	35,321,065
Proceeds from shares issued in merger (Note 16)	—	—	—	120,666,328
Reinvestment of distributions	18,264,136	23,565,065	13,701,424	44,812,520
	23,799,570	29,170,027	32,605,004	200,799,913
Cost of shares redeemed	(41,524,529)	(46,279,105)	(102,658,244)	(125,172,096)
Net increase (decrease) in net assets resulting from capital share transactions	(17,724,959)	(17,109,078)	(70,053,240)	75,627,817
Net increase (decrease) in net assets	(91,449)	23,233,140	(99,575,673)	155,800,311
NET ASSETS:
Beginning of year or period	373,713,760	350,480,620	710,970,452	555,170,141
End of year or period	$373,622,311	$373,713,760	$611,394,779	$710,970,452
See Accompanying Notes to Financial Statements
25

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$1,187,700	$8,609,780	$34,522,135	$44,915,132
Net realized gain	212,665	336,785	300,435,837	259,507,222
Net change in unrealized appreciation (depreciation)	—	—	130,647,761	467,354,641
Increase in net assets resulting from operations	1,400,365	8,946,565	465,605,733	771,776,995
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(89,633,973)	(98,849,016)
Class I	(1,404,625)	(8,951,042)	(185,709,436)	(200,436,132)
Class S	(11)	—	(48,725,698)	(54,032,226)
Class S2	—	—	(36,297)	(36,281)
Total distributions	(1,404,636)	(8,951,042)	(324,105,404)	(353,353,655)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	285,044,111	85,202,977	16,220,803	7,667,948
Reinvestment of distributions	1,404,636	8,951,042	323,931,465	353,133,065
	286,448,747	94,154,019	340,152,268	360,801,013
Cost of shares redeemed	(185,720,359)	(88,069,498)	(425,160,048)	(483,242,750)
Net increase (decrease) in net assets resulting from capital share transactions	100,728,388	6,084,521	(85,007,780)	(122,441,737)
Net increase in net assets	100,724,117	6,080,044	56,492,549	295,981,603
NET ASSETS:
Beginning of year or period	469,271,357	463,191,313	3,175,320,859	2,879,339,256
End of year or period	$569,995,474	$469,271,357	$3,231,813,408	$3,175,320,859
See Accompanying Notes to Financial Statements
26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$95,405,007	$113,302,014	$561,796	$2,134,465
Net realized gain	86,132,589	65,999,684	2,886,158	7,924,479
Net change in unrealized appreciation (depreciation)	74,500,612	146,567,084	25,963,897	117,688,693
Increase in net assets resulting from operations	256,038,208	325,868,782	29,411,851	127,747,637
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(15,415,594)	(8,383,955)	(115,866)	(1,001,250)
Class I	(60,842,817)	(35,371,437)	(7,399,513)	(60,093,482)
Class R6	—	—	(113,123)	(889,586)
Class S	(114,239,492)	(73,267,399)	(1,519,485)	(12,637,157)
Class S2	(1,162,517)	(651,433)	—	—
Total distributions	(191,660,420)	(117,674,224)	(9,147,987)	(74,621,475)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	289,580,060	144,881,394	35,470,151	27,464,775
Reinvestment of distributions	191,650,804	117,666,869	9,147,987	74,621,475
	481,230,864	262,548,263	44,618,138	102,086,250
Cost of shares redeemed	(498,718,864)	(464,637,605)	(145,853,074)	(156,108,012)
Net decrease in net assets resulting from capital share transactions	(17,488,000)	(202,089,342)	(101,234,936)	(54,021,762)
Net increase (decrease) in net assets	46,889,788	6,105,216	(80,971,072)	(895,600)
NET ASSETS:
Beginning of year or period	3,535,079,180	3,528,973,964	526,804,471	527,700,071
End of year or period	$3,581,968,968	$3,535,079,180	$445,833,399	$526,804,471
See Accompanying Notes to Financial Statements
27

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-20	15.71	0.29	1.22	1.51	0.36	0.43	—	0.79	—	16.43	10.85	0.76	0.69	0.69	1.83	370,828	96
12-31-19	14.10	0.33•	2.26	2.59	0.37	0.61	—	0.98	—	15.71	19.11	0.69	0.69	0.69	2.23	371,202	113
12-31-18	16.69	0.34•	(1.37)	(1.03)	0.36	1.20	—	1.56	—	14.10	(6.83)	0.67	0.67	0.67	2.20	347,788	184
12-31-17	14.93	0.32•	1.85	2.17	0.41	—	—	0.41	—	16.69	14.73	0.67	0.65	0.65	2.01	425,002	174
12-31-16	14.10	0.30•	0.78	1.08	0.25	—	—	0.25	—	14.93	7.82	0.67	0.62	0.62	2.09	417,376	184
Class S
12-31-20	15.62	0.23•	1.24	1.47	0.32	0.43	—	0.75	—	16.34	10.57	1.01	0.94	0.94	1.59	2,794	96
12-31-19	14.02	0.29•	2.25	2.54	0.33	0.61	—	0.94	—	15.62	18.80	0.94	0.94	0.94	1.98	2,511	113
12-31-18	16.59	0.30•	(1.36)	(1.06)	0.31	1.20	—	1.51	—	14.02	(7.03)	0.92	0.92	0.92	1.94	2,693	184
12-31-17	14.85	0.28•	1.82	2.10	0.36	—	—	0.36	—	16.59	14.37	0.92	0.90	0.90	1.76	3,560	174
12-31-16	14.01	0.26•	0.79	1.05	0.21	—	—	0.21	—	14.85	7.62	0.92	0.87	0.87	1.84	3,738	184
Voya Global High Dividend Low Volatility Portfolio
Class ADV
12-31-20	10.83	0.18	(0.35)	(0.17)	0.19	—	0.01	0.20	—	10.46	(1.27)	1.16	1.10	1.10	1.86	13,684	72
12-31-19	9.63	0.25	1.71	1.96	0.24	0.52	—	0.76	—	10.83	21.06	1.10	1.10	1.10	2.43	15,665	63
12-31-18	11.02	0.23•	(1.21)	(0.98)	0.40	0.01	—	0.41	—	9.63	(9.26)(a)	1.12	1.11	1.11	2.12	15,225	147
12-31-17	9.12	0.14•	1.95	2.09	0.19	—	—	0.19	—	11.02	23.10	1.10	1.10	1.10	1.43	19,605	60
12-31-16	8.85	0.16•	0.31	0.47	0.20	—	—	0.20	—	9.12	5.53	1.10	1.10	1.10	1.87	19,883	101
Class I
12-31-20	10.82	0.23	(0.36)	(0.13)	0.24	—	0.01	0.25	—	10.44	(0.83)	0.66	0.60	0.60	2.36	129,379	72
12-31-19	9.62	0.30	1.71	2.01	0.29	0.52	—	0.81	—	10.82	21.68	0.60	0.60	0.60	2.92	149,439	63
12-31-18	11.13	0.29•	(1.22)	(0.93)	0.57	0.01	—	0.58	—	9.62	(8.85)(a)	0.62	0.61	0.61	2.63	132,480	147
12-31-17	9.21	0.20•	1.96	2.16	0.24	—	—	0.24	—	11.13	23.73	0.60	0.60	0.60	1.91	162,746	60
12-31-16	8.94	0.21•	0.31	0.52	0.25	—	—	0.25	—	9.21	6.00	0.60	0.60	0.60	2.36	150,824	101
Class S
12-31-20	10.87	0.21	(0.37)	(0.16)	0.21	—	0.01	0.22	—	10.49	(1.09)	0.91	0.85	0.85	2.11	465,405	72
12-31-19	9.66	0.27	1.73	2.00	0.27	0.52	—	0.79	—	10.87	21.41	0.85	0.85	0.85	2.62	542,303	63
12-31-18	11.12	0.26•	(1.23)	(0.97)	0.48	0.01	—	0.49	—	9.66	(9.11)(a)	0.87	0.86	0.86	2.37	375,359	147
12-31-17	9.20	0.17•	1.96	2.13	0.21	—	—	0.21	—	11.12	23.44	0.85	0.85	0.85	1.67	480,936	60
12-31-16	8.93	0.19•	0.31	0.50	0.23	—	—	0.23	—	9.20	5.76	0.85	0.85	0.85	2.11	485,551	101
Class S2
12-31-20	10.73	0.19	(0.36)	(0.17)	0.20	—	0.01	0.21	—	10.35	(1.25)	1.06	1.00	1.00	1.95	354	72
12-31-19	9.54	0.26•	1.70	1.96	0.25	0.52	—	0.77	—	10.73	21.26	1.00	1.00	1.00	2.59	332	63
12-31-18	10.95	0.23•	(1.20)	(0.97)	0.43	0.01	—	0.44	—	9.54	(9.27)(a)	1.02	1.01	1.01	2.17	273	147
12-31-17	9.07	0.15•	1.94	2.09	0.21	—	—	0.21	—	10.95	23.29	1.00	1.00	1.00	1.46	422	60
12-31-16	8.80	0.18	0.30	0.48	0.21	—	—	0.21	—	9.07	5.64	1.03	1.00	1.00	1.98	278	101
See Accompanying Notes to Financial Statements
28

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Global High Dividend Low Volatility Portfolio (continued)
Class T
12-31-20	10.85	0.18	(0.37)	(0.19)	0.18	—	0.01	0.19	—	10.47	(1.48)	1.41	1.20	1.20	1.74	2,573	72
12-31-19	9.59	0.26•	1.69	1.95	0.17	0.52	—	0.69	—	10.85	21.05	1.35	1.20	1.20	2.56	3,232	63
12-31-18	10.96	0.22•	(1.21)	(0.99)	0.37	0.01	—	0.38	—	9.59	(9.41)(a)	1.37	1.21	1.21	2.03	31,833	147
12-31-17	9.07	0.13•	1.93	2.06	0.17	—	—	0.17	—	10.96	22.95	1.35	1.20	1.20	1.30	39,544	60
12-31-16	8.80	0.16•	0.30	0.46	0.19	—	—	0.19	—	9.07	5.41	1.35	1.20	1.20	1.79	41,291	101
Voya Government Money Market Portfolio
Class I
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.29	0.51	0.17	0.17	0.20	569,945	—
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.96	0.39	0.34	0.34	1.86	469,271	—
12-31-18	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.56	0.39	0.34	0.34	1.54	463,191	—
12-31-17	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.61	0.39	0.34	0.34	0.58	438,591	—
12-31-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.18	0.39	0.34	0.34	0.08	504,575	—
Class S
12-31-20	1.00	0.00*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.04	0.76	0.17	0.17	0.00*	51	—
06-30-18(5)	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.57	0.64	0.49	0.49	1.14	46	—
12-31-17	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.46	0.64	0.49	0.49	0.39	44	—
12-31-16	1.00	0.00*	0.00*	0.00	0.00*	0.00*	—	0.00*	—	1.00	0.10	0.64	0.38	0.38	0.00*	82	—
Voya Growth and Income Portfolio
Class ADV
12-31-20	27.93	0.26	4.22	4.48	0.26	2.86	—	3.12	—	29.29	16.74	1.17	1.07	1.07	0.90	903,118	92
12-31-19	24.42	0.35	6.42	6.77	0.35	2.91	—	3.26	—	27.93	28.29	1.13	1.03	1.03	1.17	896,424	69
12-31-18	28.94	0.37•	(1.75)	(1.38)	0.39	2.75	—	3.14	—	24.42	(4.88)	1.13	1.03	1.03	1.29	824,943	84
12-31-17	27.51	0.36•	5.06	5.42	0.41	3.58	—	3.99	—	28.94	19.79	1.13	1.03	1.03	1.21	1,010,017	80
12-31-16	27.81	0.40•	2.10	2.50	0.43	2.37	—	2.80	—	27.51	9.25	1.13	1.03	1.03	1.44	1,064,550	98
Class I
12-31-20	28.44	0.39	4.32	4.71	0.39	2.86	—	3.25	—	29.90	17.26	0.67	0.62	0.62	1.35	1,845,796	92
12-31-19	24.81	0.48	6.54	7.02	0.48	2.91	—	3.39	—	28.44	28.88	0.63	0.58	0.58	1.62	1,798,927	69
12-31-18	29.37	0.51•	(1.79)	(1.28)	0.53	2.75	—	3.28	—	24.81	(4.46)	0.63	0.58	0.58	1.74	1,602,432	84
12-31-17	27.87	0.51•	5.13	5.64	0.56	3.58	—	4.14	—	29.37	20.34	0.63	0.58	0.58	1.66	1,906,723	80
12-31-16	28.13	0.54•	2.14	2.68	0.57	2.37	—	2.94	—	27.87	9.77	0.63	0.58	0.58	1.89	1,778,873	98
Class S
12-31-20	27.96	0.32	4.22	4.54	0.32	2.86	—	3.18	—	29.32	16.93	0.92	0.87	0.87	1.10	482,532	92
12-31-19	24.44	0.41	6.42	6.83	0.40	2.91	—	3.31	—	27.96	28.55	0.88	0.83	0.83	1.37	479,676	69
12-31-18	28.97	0.43•	(1.76)	(1.33)	0.45	2.75	—	3.20	—	24.44	(4.69)	0.88	0.83	0.83	1.49	451,557	84
12-31-17	27.53	0.42•	5.07	5.49	0.47	3.58	—	4.05	—	28.97	20.06	0.88	0.83	0.83	1.41	556,169	80
12-31-16	27.83	0.46•	2.10	2.56	0.49	2.37	—	2.86	—	27.53	9.45	0.88	0.83	0.83	1.64	607,941	98
See Accompanying Notes to Financial Statements
29

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Growth and Income Portfolio (continued)
Class S2
12-31-20	27.59	0.25•	4.19	4.44	0.29	2.86	—	3.15	—	28.88	16.81	1.07	1.02	1.02	0.95	367	92
12-31-19	24.13	0.47	6.22	6.69	0.32	2.91	—	3.23	—	27.59	28.33	1.03	0.98	0.98	1.23	294	69
12-31-18	28.65	0.38•	(1.73)	(1.35)	0.42	2.75	—	3.17	—	24.13	(4.82)	1.03	0.98	0.98	1.34	407	84
12-31-17	27.27	0.38•	5.01	5.39	0.43	3.58	—	4.01	—	28.65	19.89	1.03	0.98	0.98	1.27	412	80
12-31-16	27.60	0.42	2.08	2.50	0.46	2.37	—	2.83	—	27.27	9.30	1.06	0.98	0.98	1.50	370	98
Voya Intermediate Bond Portfolio
Class ADV
12-31-20	12.94	0.32	0.61	0.93	0.38	0.30	—	0.68	—	13.19	7.32	1.08	1.03	1.03	2.40	312,654	99
12-31-19	12.20	0.37	0.76	1.13	0.37	0.02	—	0.39	—	12.94	9.29	1.03	1.03	1.03	2.88	291,207	149
12-31-18	12.73	0.36	(0.50)	(0.14)	0.39	—	—	0.39	—	12.20	(1.08)	1.03	1.03	1.03	2.95	265,204	193
12-31-17	12.53	0.34	0.22	0.56	0.36	—	—	0.36	—	12.73	4.53	1.03	1.02	1.02	2.67	311,323	300
12-31-16	12.40	0.33	0.16	0.49	0.36	—	—	0.36	—	12.53	3.92	1.03	0.98	0.98	2.58	311,448	296
Class I
12-31-20	13.08	0.39	0.61	1.00	0.45	0.30	—	0.75	—	13.33	7.81	0.58	0.53	0.53	2.89	1,108,593	99
12-31-19	12.33	0.44	0.77	1.21	0.44	0.02	—	0.46	—	13.08	9.85	0.53	0.53	0.53	3.38	1,023,645	149
12-31-18	12.86	0.43	(0.50)	(0.07)	0.46	—	—	0.46	—	12.33	(0.54)	0.53	0.53	0.53	3.45	986,608	193
12-31-17	12.66	0.41	0.22	0.63	0.43	—	—	0.43	—	12.86	5.04	0.53	0.52	0.52	3.17	1,117,794	300
12-31-16	12.52	0.40•	0.14	0.54	0.40	—	—	0.40	—	12.66	4.33	0.53	0.48	0.48	3.08	1,174,851	296
Class S
12-31-20	12.99	0.35	0.62	0.97	0.42	0.30	—	0.72	—	13.24	7.57	0.83	0.78	0.78	2.65	2,139,406	99
12-31-19	12.25	0.40	0.76	1.16	0.40	0.02	—	0.42	—	12.99	9.54	0.78	0.78	0.78	3.13	2,198,827	149
12-31-18	12.78	0.40	(0.51)	(0.11)	0.42	—	—	0.42	—	12.25	(0.82)	0.78	0.78	0.78	3.20	2,255,122	193
12-31-17	12.58	0.37	0.23	0.60	0.40	—	—	0.40	—	12.78	4.79	0.78	0.77	0.77	2.92	2,587,503	300
12-31-16	12.44	0.36•	0.16	0.52	0.38	—	—	0.38	—	12.58	4.16	0.78	0.73	0.73	2.83	2,887,280	296
Class S2
12-31-20	12.94	0.33	0.62	0.95	0.40	0.30	—	0.70	—	13.19	7.42	0.98	0.93	0.93	2.50	21,316	99
12-31-19	12.20	0.38	0.76	1.14	0.38	0.02	—	0.40	—	12.94	9.40	0.93	0.93	0.93	2.99	21,401	149
12-31-18	12.73	0.38	(0.51)	(0.13)	0.40	—	—	0.40	—	12.20	(0.98)	0.93	0.93	0.93	3.05	22,040	193
12-31-17	12.53	0.35	0.22	0.57	0.37	—	—	0.37	—	12.73	4.63	0.93	0.92	0.92	2.77	25,649	300
12-31-16	12.40	0.34•	0.16	0.50	0.37	—	—	0.37	—	12.53	3.99	0.96	0.88	0.88	2.68	24,796	296
Voya Small Company Portfolio
Class ADV
12-31-20	15.91	(0.04)	1.77	1.73	0.01	0.27	—	0.28	—	17.36	11.73	1.52	1.40	1.40	(0.31)	6,851	134
12-31-19	14.86	(0.01)	3.55	3.54	0.00*	2.49	—	2.49	—	15.91	25.56	1.39	1.39	1.39	(0.06)	7,227	125
12-31-18	20.95	(0.04)	(2.76)	(2.80)	0.02	3.27	—	3.29	—	14.86	(16.22)	1.39	1.39	1.39	(0.18)	6,342	96
12-31-17	21.20	(0.01)	2.12	2.11	—	2.36	—	2.36	—	20.95	10.69	1.38	1.37	1.37	(0.01)	7,817	74
12-31-16	18.99	(0.02)	4.13	4.11	—	1.90	—	1.90	—	21.20	23.84	1.38	1.33	1.33	(0.09)	6,463	71
See Accompanying Notes to Financial Statements
30

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Small Company Portfolio (continued)
Class I
12-31-20	17.04	0.05	1.86	1.91	0.09	0.27	—	0.36	—	18.59	12.28	1.02	0.90	0.90	0.19	347,004	134
12-31-19	15.75	0.07•	3.78	3.85	0.07	2.49	—	2.56	—	17.04	26.21	0.89	0.89	0.89	0.44	427,877	125
12-31-18	22.01	0.06•	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.84)	0.89	0.89	0.89	0.31	435,019	96
12-31-17	22.12	0.10	2.23	2.33	0.08	2.36	—	2.44	—	22.01	11.29	0.88	0.87	0.87	0.49	607,230	74
12-31-16	19.73	0.09	4.29	4.38	0.09	1.90	—	1.99	—	22.12	24.49	0.88	0.83	0.83	0.41	545,125	71
Class R6
12-31-20	17.04	0.03	1.89	1.92	0.09	0.27	—	0.36	—	18.60	12.34	0.89	0.89	0.89	0.25	11,466	134
12-31-19	15.75	0.09	3.76	3.85	0.07	2.49	—	2.56	—	17.04	26.20	0.89	0.89	0.89	0.44	5,665	125
12-31-18	22.01	0.06	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.85)	0.89	0.89	0.89	0.33	6,115	96
12-31-17	22.13	0.11•	2.21	2.32	0.08	2.36	—	2.44	—	22.01	11.23	0.88	0.87	0.87	0.53	6,274	74
12-31-16	19.74	0.10•	4.28	4.38	0.09	1.90	—	1.99	—	22.13	24.49	0.88	0.83	0.83	0.50	2,694	71
Class S
12-31-20	16.48	(0.00)*	1.83	1.83	0.05	0.27	—	0.32	—	17.99	12.04	1.27	1.15	1.15	(0.06)	80,512	134
12-31-19	15.30	0.03	3.66	3.69	0.02	2.49	—	2.51	—	16.48	25.86	1.14	1.14	1.14	0.20	86,035	125
12-31-18	21.46	0.02	(2.86)	(2.84)	0.05	3.27	—	3.32	—	15.30	(16.05)	1.14	1.14	1.14	0.06	80,225	96
12-31-17	21.63	0.05•	2.17	2.22	0.03	2.36	—	2.39	—	21.46	11.00	1.13	1.12	1.12	0.22	111,723	74
12-31-16	19.33	0.03	4.21	4.24	0.04	1.90	—	1.94	—	21.63	24.16	1.13	1.08	1.08	0.16	136,845	71

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Unaudited. There were no shares outstanding as of December 31, 2018 and December 31, 2019.

(a)
Excluding amounts related to a transition cost reimbursement recorded in the year ended December 31, 2018, total return for Voya Global High Dividend Low Volatility Portfolio would have been (9.37)%, (8.96)%, (9.22)%, (9.38)% and (9.52)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
31

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has fourteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global High Dividend Low Volatility Portfolio (“Global High Dividend Low Volatility”), and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus. Prior to May 1, 2020, Global High Dividend Low Volatility was known as “Voya Global Equity Portfolio.”
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s

32

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and

33

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s book, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S.

34

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any

35

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2020, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $16,995 and $778,564, respectively, which represents the gross payments to be received by the Portfolios on OTC purchased options and open forward foreign currency contracts were they to be unwound as of December 31, 2020. The Portfolios did not receive any cash collateral at December 31, 2020.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2020, Balanced and Intermediate Bond had a liability position of  $39,884 and $2,402,473, respectively, on open forward foreign currency contracts and OTC written options. If a contingent feature would have been triggered as of December 31, 2020, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2020, Intermediate Bond pledged $1,820,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not pledge any cash collateral at December 31, 2020.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S.

36

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2020, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$143,192	$1,095,383
Intermediate Bond	6,859,306	66,587,198
The above Portfolios entered into forward foreign currency contracts to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2020.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2020, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes as part of their duration management. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2020, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$32,912,909	$17,764,215
Intermediate Bond	601,766,367	160,452,960
Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2020.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are

37

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2020, Balanced and Intermediate Bond had purchased foreign currency options to manage their foreign exchange exposure. Balanced and Intermediate Bond had average notional values of $2,530,285 and $129,236,614, respectively, on purchased foreign currency options. Please refer to the tables within each respective Portfolio of Investments for open purchased foreign currency options at December 31, 2020.
During the year ended December 31, 2020, Balanced and Intermediate Bond had written foreign currency options to generate income. Balanced and Intermediate Bond had average notional values of  $1,619,060 and $77,212,101, respectively, on written foreign currency options. Please refer to the tables within each respective Portfolio of Investments for open purchased foreign currency options at December 31, 2020.
During the year ended December 31, 2020, Balanced and Intermediate Bond had purchased options on exchange-traded funds to gain exposure to certain market sectors. Balanced and Intermediate Bond had an average notional value of  $900,382 and $71,371,427, respectively, on purchased options on exchange-traded funds. The Portfolios did not have any open purchased options on exchange-traded funds at December 31, 2020.
During the year ended December 31, 2020, Balanced and Intermediate Bond had purchased forward premium swaptions to manage duration and yield curve exposures. Balanced and Intermediate Bond had average notional values of  $4,101,000 and $235,427,000, respectively, on purchased forward premium swaptions. The Portfolios did not have any open purchased forward premium swaptions at December 31, 2020.
During the year ended December 31, 2020, Balanced and Intermediate Bond had purchased credit default swaptions in an attempt to gain exposure to certain credit markets. Balanced and Intermediate Bond had average notional values of  $993,500 and $51,797,500, respectively, on purchased credit default swaptions. Please refer to the tables within each respective Portfolio of Investments for open purchased credit default swaptions at December 31, 2020.
During the year ended December 31, 2020, Balanced and Intermediate Bond had written credit default swaptions to generate income. Balanced and Intermediate Bond had average notional values of  $1,529,000 and $84,348,500, respectively, on written credit default swaptions. There were no open written credit default swaptions at year ended December 31, 2020.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Government Monday Market declares and pays net short-term capital gain distributions, if any, monthly and net long-term capital gain distributions, if any, annually. All other Portfolios distribute capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax

38

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table within the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2020.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At December 31, 2020, Intermediate Bond had received $270,000 in cash collateral with certain counter parties for open delayed-delivery or when-issued transactions.
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the
OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2020, Balanced and Intermediate Bond bought and sold credit protection (Balanced only) on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to gain additional exposure with various

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market.
For the year ended December 31, 2020, Balanced had an average notional amount of  $1,933,819 on credit default swaps to buy protection and an average notional amount of $483,120 on credit default swaps to sell protection. For the year ended December 31, 2020, Intermediate Bond had an average notional amount of  $155,541,793 on credit default swaps to buy protection. Please refer to the tables within the Portfolio of Investments for Intermediate Bond for open credit default swaps to buy protection at December 31, 2020. Balanced did not have any open credit default swaps to buy or sell protection at December 31, 2020.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2020, Balanced has entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $1,759,000.
For the year ended December 31, 2020, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $1,478,667 and $48,229,000, respectively.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. The Portfolios did not have any open interest rate swaps at December 31, 2020.
At December 31, 2020, Intermediate Bond has pledged $4,816,000 in cash collateral for open centrally cleared credit default swaps.
Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended December 31, 2020, Balanced and Intermediate Bond had average notional amounts of $5,500 and $336,000, respectively, on foreign currency volatility swaps (receiver). The Portfolios did not have any open volatility swaps at December 31, 2020.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$218,303,716	$237,675,657
Global High Dividend Low Volatility	429,472,513	504,626,403
Growth and Income	2,649,215,150	3,040,842,525
Intermediate Bond	874,392,343	726,327,035
Small Company	532,579,350	632,502,595
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$108,446,062	$105,524,510
Intermediate Bond	2,589,587,528	2,789,644,620
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced	0.60%
Global High Dividend Low Volatility	0.56% on the first $500 million; 0.53% on the next $500 million; 0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(1)	0.600% on the first $5 billion; 0.550% on the next $5 billion; 0.525% thereafter
Intermediate Bond	0.50% on first $4 billion; 0.48% on next $3 billion; 0.46% thereafter
Small Company	0.85%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor has contractually agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class T shares of Global High Dividend Low Volatility, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global High Dividend Low Volatility’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global High Dividend Low Volatility, so that the actual fee paid by Class T shares of Global High Dividend Low Volatility is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global High Dividend Low Volatility are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global High Dividend Low Volatility. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expense) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2020, the Distributor waived $46 of class specific distribution fees for Class S and the Investment Adviser waived $1,693,989 of management fees and/or certain expenses to assist the Portfolio in maintaining a net yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2020, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	December 31,
	2021	2022	2023	Total
Government Money Market	$—	$—	$1,693,989	$1,693,989
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc.owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	5.25%
	Intermediate Bond	11.59
	Small Company	15.77
Voya Retirement Insurance and Annuity Company	Balanced	87.59
	Global High Dividend Low Volatility	19.20
	Government Money Market	91.95
	Growth and Income	52.81
	Intermediate Bond	26.74
	Small Company	61.99
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Balanced	$305,570
Global High Dividend Low Volatility	325,716
Government Money Market	753,823
Growth and Income	1,184,203
Intermediate Bond	1,732,584
Small Company	538,338
NOTE 7 — LICENSING FEE
Balanced pays an annual licensing fee to S&P Opco, LLC.

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global High Dividend Low Volatility	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company(1)	1.40%	0.90%	0.90%	1.15%	N/A	N/A

(1)
Prior to January 1, 2020, the expense limits were 1.43%, 0.93%, 0.93%, and 1.18% for Class ADV, Class I, Class R6 and Class S, respectively.

Pursuant to a side letter agreement through May 1, 2021, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global High Dividend Low Volatility	1.10%	0.60%	0.85%	1.00%	1.20%
Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as below:
	December 31,
	2021	2022	2023	Total
Balanced	$—	$—	$236,487	$236,487
Intermediate Bond	900	—	1,522,285	1,523,185
In addition to the above waived and /or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2020, are as follows:
	December 31,
	2021	2022	2023	Total
Small Company
Class ADV	$—	$—	$7,102	$7,102
Class I	—	—	387,425	387,425
Class S	—	—	84,569	84,569
The Expense Limitation Agreements are contractual through May 1, 2021, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — LINE OF CREDIT (continued)

The following Portfolios utilized the line of credit during the year ended December 31, 2020:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	12	$828,167	1.10%
Global High Dividend Low Volatility	6	872,167	1.21
Growth and Income	3	2,782,000	1.83
Intermediate Bond	2	5,732,500	2.11
Small Company	21	1,947,476	1.59
NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2020	360,697	—	1,372,016	(2,792,001)	(1,059,288)	5,254,763	—	18,138,058	(41,220,433)	(17,827,612)
12/31/2019	351,587	—	1,642,365	(3,035,576)	(1,041,624)	5,333,224	—	23,387,273	(45,351,053)	(16,630,556)
Class S
12/31/2020	20,580	—	9,573	(19,934)	10,219	280,671	—	126,078	(304,096)	102,653
12/31/2019	18,032	—	12,538	(61,920)	(31,350)	271,738	—	177,792	(928,052)	(478,522)
Global High Dividend Low Volatility
Class ADV
12/31/2020	77,076	—	30,013	(244,244)	(137,155)	752,065	—	263,498	(2,345,996)	(1,330,433)
12/31/2019	21,425	634	113,136	(270,243)	(135,048)	225,545	6,255	1,142,858	(2,797,995)	(1,423,337)
Class I
12/31/2020	588,767	—	360,415	(2,364,608)	(1,415,426)	5,540,929	—	3,188,660	(22,573,731)	(13,844,142)
12/31/2019	203,757	423,746	1,075,357	(1,659,519)	43,341	2,112,427	4,181,994	10,887,339	(17,217,879)	(36,119)
Class S
12/31/2020	1,269,817	—	1,152,590	(7,942,696)	(5,520,289)	12,292,843	—	10,196,485	(76,860,734)	(54,371,406)
12/31/2019	3,166,638	11,756,148	3,008,997	(6,879,858)	11,051,925	31,546,713	116,478,079	30,582,123	(71,776,716)	106,830,199
Class S2
12/31/2020	5,033	—	752	(2,502)	3,283	47,069	—	6,590	(24,262)	29,397
12/31/2019	3,476	—	2,199	(3,322)	2,353	35,649	—	22,028	(34,559)	23,118
Class T
12/31/2020	29,187	—	5,244	(86,581)	(52,150)	270,674	—	46,191	(853,521)	(536,656)
12/31/2019	135,758	—	217,134	(3,372,958)	(3,020,066)	1,400,731	—	2,178,172	(33,344,947)	(29,766,044)
Government Money Market
Class I
12/31/2020	284,993,081	—	1,404,627	(185,720,025)	100,677,683	284,993,082	—	1,404,625	(185,720,024)	100,677,683
12/31/2019	85,202,979	—	8,951,041	(88,069,498)	6,084,522	85,202,977	—	8,951,042	(88,069,498)	6,084,521
Class S(1)
12/31/2020	50,935	—	11	(335)	50,611	51,029	—	11	(335)	50,705
12/31/2019	—	—	—	—	—	—	—	—	—	—
Growth and Income
Class ADV
12/31/2020	381,685	—	3,200,778	(4,837,747)	(1,255,284)	10,173,687	—	89,633,973	(131,329,069)	(31,521,409)
12/31/2019	53,190	—	3,607,663	(5,347,857)	(1,687,004)	1,450,453	—	98,849,015	(148,158,336)	(47,858,868)
Class I
12/31/2020	131,725	—	6,481,755	(8,128,307)	(1,514,827)	3,542,024	—	185,535,497	(224,852,134)	(35,774,613)
12/31/2019	161,995	—	7,170,224	(8,663,056)	(1,330,837)	4,600,380	—	200,215,543	(242,375,120)	(37,559,197)
Class S
12/31/2020	96,683	—	1,737,030	(2,535,098)	(701,385)	2,469,446	—	48,725,698	(68,964,645)	(17,769,501)
12/31/2019	58,840	—	1,969,256	(3,348,004)	(1,319,908)	1,596,551	—	54,032,225	(92,475,107)	(36,846,331)
Class S2
12/31/2020	1,276	—	1,309	(504)	2,081	35,646	—	36,297	(14,200)	57,743
12/31/2019	767	—	1,344	(8,337)	(6,226)	20,564	—	36,282	(234,187)	(177,341)
Intermediate Bond
Class ADV
12/31/2020	3,515,325	—	1,167,978	(3,483,158)	1,200,145	46,668,825	—	15,415,594	(44,766,871)	17,317,548
12/31/2019	1,892,902	—	656,004	(1,774,527)	774,379	24,162,338	—	8,383,955	(22,547,484)	9,998,809
46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Intermediate Bond (continued)
Class I
12/31/2020	9,821,445	—	4,557,628	(9,507,807)	4,871,266	130,462,764	—	60,833,201	(125,955,725)	65,340,240
12/31/2019	5,649,168	—	2,738,213	(10,104,842)	(1,717,461)	72,678,565	—	35,364,083	(129,263,245)	(21,220,597)
Class S
12/31/2020	7,846,255	—	8,618,670	(24,172,230)	(7,707,305)	104,534,355	—	114,239,492	(318,422,414)	(99,648,567)
12/31/2019	3,411,206	—	5,713,372	(23,924,489)	(14,799,911)	43,821,723	—	73,267,398	(306,088,309)	(188,999,188)
Class S2
12/31/2020	601,174	—	88,025	(726,972)	(37,773)	7,914,116	—	1,162,517	(9,573,854)	(497,221)
12/31/2019	329,802	—	51,005	(532,795)	(151,988)	4,218,768	—	651,433	(6,738,567)	(1,868,366)
Small Company
Class ADV
12/31/2020	51,983	—	10,173	(121,718)	(59,562)	701,057	—	115,866	(1,719,028)	(902,105)
12/31/2019	60,519	—	69,580	(102,697)	27,402	932,918	—	1,001,250	(1,592,828)	341,340
Class I
12/31/2020	1,920,657	—	608,513	(8,972,526)	(6,443,356)	24,446,642	—	7,399,513	(126,402,402)	(94,556,247)
12/31/2019	1,363,664	—	3,912,336	(7,789,581)	(2,513,581)	22,932,371	—	60,093,482	(135,241,464)	(52,215,611)
Class R6
12/31/2020	414,831	—	9,295	(139,912)	284,214	7,085,914	—	113,123	(2,086,431)	5,112,606
12/31/2019	35,249	—	57,878	(148,954)	(55,827)	599,447	—	889,586	(2,490,506)	(1,001,473)
Class S
12/31/2020	226,261	—	128,879	(1,098,470)	(743,330)	3,236,538	—	1,519,485	(15,645,213)	(10,889,190)
12/31/2019	173,730	—	848,701	(1,047,423)	(24,992)	3,000,039	—	12,637,157	(16,783,214)	(1,146,018)

(1)
There were no shares outstanding during the year ended December 31, 2019.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted
Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2020:

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$1,863,294	$(1,863,294)	$—
BMO Capital Markets Corp	25,183	(25,183)	—
BofA Securities Inc.	6,363	(6,363)	—
Citigroup Global Markets Inc.	5,055	(5,055)	—
Credit Suisse AG	47,731	(47,731)	—
Goldman Sachs & Co. LLC	57,840	(57,840)	—
Industrial And Commercial Bank Of China	5,874,764	(5,874,764)	—
J.P. Morgan Securities LLC	1,924,716	(1,924,716)	—
Jefferies LLC	112,492	(112,492)	—
Mizuho Securities USA LLC	26,915	(26,915)	—
Morgan Stanley & Co. LLC	1,010,106	(1,010,106)	—
National Bank of Canada Financial Inc.	18,924	(18,924)	—
National Financial Services LLC	2,615,716	(2,615,716)	—
Natixis Securities America LLC	66,270	(66,270)	—
Nomura Securities International, Inc.	14,909	(14,909)	—
RBC Capital Markets, LLC	1,167,507	(1,167,507)	—
State Street Bank and Trust Company	89,254	(89,254)	—
Wells Fargo Securities LLC	54,151	(54,151)	—
Total	$14,981,190	$(14,981,190)	$—

(1)
Cash collateral with a fair value of  $15,321,205 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatiliy
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$2,054,620	$(2,054,620)	$—
Goldman Sachs & Co. LLC	1,617,338	(1,617,338)	—
Scotia Capital (USA) Inc.	2,136,111	(2,136,111)	—
State Street Bank and Trust Company	541,770	(541,770)	—
Total	$6,349,839	$(6,349,839)	$—

(1)
Cash collateral with a fair value of  $6,668,901 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc.	$20,707,131	$(20,707,131)	$—
Goldman Sachs & Co. LLC	6,117,783	(6,117,783)	—
State Street Bank and Trust Company	27,096,855	(27,096,855)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Wells Fargo Bank NA	1,204,784	(1,204,784)	—
Total	$55,126,553	$(55,126,553)	$—

(1)
Cash collateral with a fair value of  $53,373,200 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas	$41,760	$(41,760)	$—
BNP Paribas Prime Brokerage Intl Ltd	3,967,699	(3,967,699)	—
CIBC World Markets Inc.	1,253,891	(1,253,891)	—
Daiwa Capital Markets America Inc.	608,186	(608,186)	—
Morgan Stanley & Co. LLC	218,381	(218,381)	—
National Bank Financial Inc.	112,712	(112,712)	—
RBC Capital Markets, LLC	428,674	(428,674)	—
Scotia Capital (USA) Inc.	599,910	(599,910)	—
SunTrust Robinson Humphrey, Inc.	1,392,074	(1,392,074)	—
UBS Securities LLC	1,444,290	(1,444,290)	—
Total	$10,067,577	$(10,067,577)	$—

(1)
Cash collateral with a fair value of  $10,433,390 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$55,464	$(55,464)	$—
BofA Securities Inc.	841,349	(841,349)	—
CIBC World Markets Corporation	2,355,332	(2,355,332)	—
Citadel Securities LLC	45,228	(45,228)	—
Citigroup Global Markets Inc.	324,221	(324,221)	—
Deutsche Bank Securities Inc.	1,107,469	(1,107,469)	—
Goldman Sachs & Co. LLC	1,543,945	(1,543,945)	—
J.P. Morgan Securities LLC	1,667,452	(1,667,452)	—
Jefferies LLC	64,835	(64,835)	—
Morgan Stanley & Co. LLC	1,325,286	(1,325,286)	—
National Bank of Canada Financial Inc.	1,234,567	(1,234,567)	—
National Financial Services LLC	1,782,596	(1,782,596)	—
Nomura Securities International, Inc.	3,000	(3,000)	—
SG Americas Securities, LLC	1,935,926	(1,935,926)	—
Wells Fargo Securities LLC	105,254	(105,254)	—
Total	$14,391,924	$(14,391,924)	$—

(1)
Cash collateral with a fair value of  $14,750,338 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals, swaps, capital loss carryforwards and wash sale deferrals.
Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2020:
	Paid-in Capital	Distributable Earnings
Government Money Market	$(66,383)	$66,383
Intermediate Bond	287,961	(287,961)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2020			Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gain	Return Of Capital	Ordinary Income	Long-term Capital Gain
Balanced	$13,587,908	$4,676,228	$—	$8,811,831	$14,753,234
Global High Dividend Low Volatility	13,380,653	—	320,771	16,108,952	28,703,568
Government Money Market	1,404,636	—	—	8,951,042	—
Growth and Income	34,554,841	289,550,563	—	44,737,928	308,615,727
Intermediate Bond	161,769,148	29,891,272	—	117,674,224	—
Small Company	4,343,405	4,804,582	—	17,627,644	56,993,831
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
Balanced	$9,654,626	$2,536,015	$—	$53,217,389	$—	—	—
Global High Dividend Low Volatility	—	—	—	58,140,126	(24,259,378)	Short-term	None
					(25,706,795)	Long-term	None
					$(49,966,173)
Government Money Market	—	—	—	—	—	—	—
Growth and Income	—	89,150,638	—	807,614,186	—	—	—
Intermediate Bond	—	91,902	(9,385,706)	148,383,317	—	—	—
Small Company	2,423,773	—	—	66,597,837	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 14 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios’ adoption was limited to changes in the Portfolios’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 16 — REORGANIZATION
On August 23, 2019, Global High Dividend Low Volatility (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of VY® Templeton Global Growth Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 30, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows (Unaudited):
Net investment income	$19,504,276
Net realized and unrealized loss on investments	$105,448,232
Net decrease in net assets resulting from operations	$124,952,508
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 23, 2019. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’ Capital Losss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$120,666	$556,430	$17,820	$(1,879)	0.7298
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $677,095,962.
NOTE 17 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2020, the following Portfolios paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	STCG	$0.0000*	February 1, 2021	January 28, 2021
Class S	STCG	$0.0000*	February 1, 2021	January 28, 2021
Intermediate Bond
Class ADV	NII	$0.0332	February 1, 2021	Daily
Class I	NII	$0.0393	February 1, 2021	Daily
Class S	NII	$0.0362	February 1, 2021	Daily
Class S2	NII	$0.0344	February 1, 2021	Daily

NII –
Net investment income

STCG – Short-term capital gain
*
Amount rounds to $0.0000.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

51

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 39.5%
	Communication Services: 3.5%
1,941 (1)	Alphabet, Inc. - Class A	$3,401,874	0.9
12,481	Comcast Corp. - Class A	654,004	0.2
9,290 (1)	Facebook, Inc. - Class A	2,537,656	0.7
1,430 (1)	NetFlix, Inc.	773,244	0.2
713 (2)	Scout24 AG	58,262	0.0
14,849	Verizon Communications, Inc.	872,379	0.2
328,350 (3)(4)	Other Securities	4,628,606	1.3
		12,926,025	3.5
	Consumer Discretionary: 5.0%
1,454 (1)	Amazon.com, Inc.	4,735,576	1.3
870 (2)	Evolution Gaming Group AB	87,465	0.0
3,883	Home Depot, Inc.	1,031,403	0.3
491 (1)(2)	Just Eat Takeaway.com NV	55,361	0.0
2,342 (1)	Tesla, Inc.	1,652,679	0.4
209 (1)(2)	Zalando SE	23,247	0.0
481,057 (3)(4)	Other Securities	11,067,049	3.0
		18,652,780	5.0
	Consumer Staples: 2.8%
7,486	PepsiCo, Inc.	1,110,174	0.3
9,740	Philip Morris International, Inc.	806,374	0.2
139,000 (2)	WH Group Ltd.	116,559	0.1
167,097 (3)(4)	Other Securities	8,236,659	2.2
		10,269,766	2.8
	Energy: 0.9%
227,290 (4)	Other Securities	3,519,641	0.9

	Financials: 4.8%
4,777 (1)(2)	ABN AMRO Bank NV	46,809	0.0
3,748 (1)	Berkshire Hathaway, Inc. – Class B	869,049	0.2
12,973	Citigroup, Inc.	799,915	0.2
14,618	JPMorgan Chase & Co.	1,857,509	0.5
11,297 (2)	Poste Italiane SpA	115,554	0.0
2,371	S&P Global, Inc.	779,419	0.2
22,453	Wells Fargo & Co.	677,631	0.2
751,001 (4)	Other Securities	12,969,669	3.5
		18,115,555	4.8
	Health Care: 5.2%
2,400	AbbVie, Inc.	257,160	0.1
12,671	Bristol-Myers Squibb Co.	785,982	0.2
2,343	Cigna Corp.	487,766	0.1
7,150 (1)	Edwards Lifesciences Corp.	652,294	0.2
8,484	Johnson & Johnson	1,335,212	0.4
9,758	Medtronic PLC	1,143,052	0.3
11,321	Merck & Co., Inc.	926,058	0.2
1,928	Thermo Fisher Scientific, Inc.	898,024	0.2
3,976	UnitedHealth Group, Inc.	1,394,304	0.4
122,714 (3)(4)	Other Securities	11,505,110	3.1
		19,384,962	5.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 4.2%
3,139	Honeywell International, Inc.	667,665	0.2
353,027 (3)(4)	Other Securities	$15,187,323	4.0
		15,854,988	4.2
	Information Technology: 8.9%
1,537 (1)	Adobe, Inc.	768,684	0.2
46,495	Apple, Inc.	6,169,422	1.7
7,670	Applied Materials, Inc.	661,921	0.2
20,163	Cisco Systems, Inc.	902,294	0.3
2,102	Intuit, Inc.	798,445	0.2
25,346	Microsoft Corp.	5,637,457	1.5
1,752	Nvidia Corp.	914,894	0.3
5,409 (1)	PayPal Holdings, Inc.	1,266,788	0.3
5,659	Qualcomm, Inc.	862,092	0.2
772 (1)(2)	TeamViewer AG	41,470	0.0
214,599 (3)(4)	Other Securities	15,094,304	4.0
		33,117,771	8.9
	Materials: 1.6%
141,218 (4)	Other Securities	6,003,100	1.6

	Real Estate: 1.3%
169,496 (4)	Other Securities	4,891,851	1.3

	Utilities: 1.3%
5,530	Entergy Corp.	552,115	0.1
164,862	Other Securities	4,321,388	1.2
		4,873,503	1.3
	Total Common Stock (Cost $117,796,487)	147,609,942	39.5
EXCHANGE-TRADED FUNDS: 29.0%
45,473	iShares 20+ Year Treasury Bond ETF	7,172,456	1.9
243,549	iShares Core MSCI Emerging Markets ETF	15,109,780	4.1
1,219	iShares MSCI EAFE ETF	88,938	0.0
18,969 (5)	iShares Russell 2000 ETF	3,719,062	1.0
179,849	SPDR S&P 500 ETF Trust	67,241,944	18.0
124,536 (5)	Vanguard Value ETF	14,814,803	4.0
	Total Exchange-Traded Funds (Cost $88,218,712)	108,146,983	29.0
MUTUAL FUNDS: 10.4%
	Affiliated Investment Companies: 10.4%
124,833	Voya Emerging Markets Local Currency Debt Fund - Class P	895,049	0.3
179,863	Voya Floating Rate Fund - Class P	1,611,575	0.4
3,943,363	Voya High Yield Bond Fund - Class P	31,783,502	8.5
462,848	Voya Short Term Bond Fund - Class R6	4,628,482	1.2

See Accompanying Notes to Financial Statements
52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
	Total Mutual Funds (Cost $36,851,751)	S38,918,608	10.4
PREFERRED STOCK:0.0%
	Consumer Discretionary: 0.0%
214	Other Securities	39,993	0.0
	Total Preferred Stock (Cost $32,979)	39,993	0.0
RIGHTS: 0.0%
	Energy: 0.0%
14,812 (4)	Other Securities	5,079	0.0
	Total Rights (Cost $5,231)	5,079	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 6.6%
	Basic Materials: 0.1%
10,000 (2)	Anglo American Capital PLC, 3.625%, 09/11/2024	10,888	0.0
12,000 (2)	Anglo American Capital PLC, 5.625%, 04/01/2030	15,303	0.0
35,000 (2)	Georgia-Pacific LLC, 2.300%, 04/30/2030	37,446	0.0
13,000 (2)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	14,380	0.0
10,000 (2)	Newcrest Finance Pty Ltd., 4.200%, 05/13/2050	12,257	0.0
255,000	Other Securities	290,391	0.1
		380,665	0.1
	Communications: 0.8%
165,000 (2)	AT&T, Inc., 3.650%, 09/15/2059	165,823	0.1
120,000 (2)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	122,550	0.0
200,000 (2)	Tencent Holdings Ltd., 2.985%, 01/19/2023	208,239	0.1
18,000 (2)	T-Mobile USA, Inc., 2.050%, 02/15/2028	18,746	0.0
33,000 (2)	T-Mobile USA, Inc., 3.300%, 02/15/2051	34,013	0.0
21,000 (2)	T-Mobile USA, Inc., 3.600%, 11/15/2060	22,330	0.0
309,000 (2)	T-Mobile USA, Inc., 3.875%, 04/15/2030	358,211	0.1
12,000 (2)	Verizon Communications, Inc., 2.987%, 10/30/2056	12,080	0.0
290,000	Verizon Communications, Inc., 2.650%-4.812%, 03/15/2039-11/20/2060	317,611	0.1
1,419,000	Other Securities	1,588,199	0.4
		2,847,802	0.8
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: 0.2%
31,000 (2)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	$34,243	0.0
90,000 (2)	BMW US Capital LLC, 3.450%, 04/12/2023	95,964	0.0
19,000 (2)	British Airways 2020-1 Class A Pass Through Trust, 4.250%, 05/15/2034	20,350	0.0
10,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	10,692	0.0
11,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	12,016	0.0
33,000 (2)	Harley-Davidson Financial Services, Inc., 3.350%, 06/08/2025	35,767	0.0
498,081	Other Securities	540,231	0.2
		749,263	0.2
	Consumer, Non-cyclical: 1.0%
414,000	AbbVie, Inc., 2.600%-4.625%, 11/21/2024-11/06/2042	481,717	0.1
19,000 (2)	Alcon Finance Corp., 2.600%, 05/27/2030	20,260	0.0
48,000 (2)	Cargill, Inc., 3.875%, 05/23/2049	58,772	0.0
129,000	Cigna Corp., 4.800%-4.900%, 08/15/2038-12/15/2048	175,482	0.1
18,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	18,483	0.0
8,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 3.200%, 06/01/2050	8,663	0.0
25,000 (2)(5)	Mars, Inc., 0.875%, 07/16/2026	25,108	0.0
75,000 (2)	Mars, Inc., 2.375%, 07/16/2040	76,875	0.1
42,000 (2)	Mars, Inc., 4.125%, 04/01/2054	55,599	0.0
19,000	Philip Morris International, Inc., 4.375%, 11/15/2041	23,751	0.0
11,000 (2)	Royalty Pharma PLC, 1.200%, 09/02/2025	11,178	0.0
14,000 (2)	Royalty Pharma PLC, 1.750%, 09/02/2027	14,417	0.0
25,000 (2)	Royalty Pharma PLC, 3.300%, 09/02/2040	26,325	0.0
13,000	S&P Global, Inc., 2.300%, 08/15/2060	12,373	0.0

See Accompanying Notes to Financial Statements
53

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
66,000 (2)	Viatris, Inc., 3.850%, 06/22/2040	S74,495	0.0
20,000 (2)	Viatris, Inc., 4.000%, 06/22/2050	22,915	0.0
2,298,000	Other Securities	2,673,588	0.7
		3,780,001	1.0
	Energy: 0.6%
200,000 (2)	KazMunayGas National Co. JSC, 4.750%, 04/24/2025	228,500	0.0
200,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	229,916	0.1
19,000 (2)	Schlumberger Holdings Corp., 4.000%, 12/21/2025	21,614	0.0
1,729,000	Other Securities	1,893,624	0.5
		2,373,654	0.6
	Financial: 2.5%
200,000 (2)	ABN AMRO Bank NV, 4.750%, 07/28/2025	230,625	0.1
78,000 (2)	Athene Global Funding, 2.550%, 11/19/2030	78,115	0.0
40,000 (2)	Athene Global Funding, 2.800%, 05/26/2023	41,773	0.0
25,000 (2)	Athene Global Funding, 2.950%, 11/12/2026	26,843	0.0
8,000 (2)	Aviation Capital Group LLC, 3.875%, 05/01/2023	8,341	0.0
6,000 (2)	Aviation Capital Group LLC, 4.375%, 01/30/2024	6,337	0.0
36,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	39,882	0.0
900,000 (6)	Bank of America Corp., 0.981%-5.125%, 01/22/2024-12/31/2199	980,116	0.3
80,000 (2)	Barclays Bank PLC, 10.179%, 06/12/2021	83,211	0.0
200,000 (2)(6)	BNP Paribas SA, 2.219%, 06/09/2026	209,416	0.0
206,000 (2)	BPCE SA, 5.700%, 10/22/2023	233,296	0.1
80,000 (6)	Citigroup, Inc., 1.678%-5.500%, 05/15/2024-06/03/2031	90,742	0.0
250,000 (2)(6)	Credit Suisse Group AG, 2.193%, 06/05/2026	261,485	0.1
26,000 (2)(6)	Credit Suisse Group AG, 4.194%, 04/01/2031	30,602	0.0
200,000 (2)(6)	Danske Bank A/S, 1.621%, 09/11/2026	201,085	0.0
12,000 (2)	Empower Finance 2020 L.P., 1.357%, 09/17/2027	12,096	0.0
34,000 (2)	Fairfax US, Inc., 4.875%, 08/13/2024	37,314	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
200,000 (2)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	$210,339	0.1
18,000 (2)	GE Capital Funding LLC, 4.400%, 05/15/2030	21,224	0.0
560,000 (6)	JPMorgan Chase & Co., 2.182%-5.000%, 07/23/2024-12/31/2199	599,492	0.2
21,000 (2)	KKR Group Finance Co. VII LLC, 3.625%, 02/25/2050	23,440	0.0
13,000 (2)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	15,597	0.0
566,000 (6)	Morgan Stanley, 1.794%-4.457%, 07/23/2025-04/22/2039	646,256	0.2
55,000 (2)	New York Life Global Funding, 2.875%, 04/10/2024	59,168	0.0
28,000 (2)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	32,571	0.0
38,000 (2)	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025	39,759	0.0
70,000	Royal Bank of Canada, 0.898%, (US0003M + 0.660%), 10/05/2023	70,736	0.0
40,000 (2)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	44,033	0.0
200,000 (2)(6)	Standard Chartered PLC, 3.265%, 02/18/2036	209,455	0.1
25,000 (2)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	27,244	0.0
306,000 (6)	Wells Fargo & Co., 1.654%-4.750%, 01/24/2024-12/07/2046	333,797	0.1
4,235,000	Other Securities	4,588,945	1.2
		9,493,335	2.5
	Industrial: 0.3%
37,000 (2)	CCL Industries, Inc., 3.050%, 06/01/2030	40,410	0.0
24,000 (2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	24,222	0.0
829,000	Other Securities	944,486	0.3
		1,009,118	0.3
	Technology: 0.3%
195,000	Apple, Inc., 2.550%-3.750%, 09/12/2047-08/20/2060	$232,594	0.1

See Accompanying Notes to Financial Statements
54

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
25,000 (2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	30,539	0.0
15,000 (2)	Infor, Inc., 1.450%, 07/15/2023	15,251	0.0
18,000 (2)	Infor, Inc., 1.750%, 07/15/2025	18,714	0.0
22,000 (2)	Leidos, Inc., 2.300%, 02/15/2031	22,442	0.0
37,000 (2)	Microchip Technology, Inc., 2.670%, 09/01/2023	38,719	0.0
31,000 (2)	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	37,388	0.0
20,000 (2)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	22,713	0.0
613,000	Other Securities	707,712	0.2
		1,126,072	0.3
	Utilities: 0.8%
13,000 (2)	AES Corp./The, 1.375%, 01/15/2026	13,125	0.0
16,000 (2)	AES Corp./The, 3.950%, 07/15/2030	18,117	0.0
74,000 (2)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	79,335	0.0
50,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	61,322	0.0
50,000 (2)	American Transmission Systems, Inc., 5.250%, 01/15/2022	52,125	0.0
26,000 (2)	Berkshire Hathaway Energy Co., 1.650%, 05/15/2031	26,029	0.0
39,000 (2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	41,515	0.0
17,000 (2)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	17,612	0.0
24,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	24,617	0.0
13,000	Entergy Corp., 2.800%, 06/15/2030	14,055	0.0
9,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	11,620	0.0
73,000	Entergy Mississippi LLC, 3.100%, 07/01/2023	77,657	0.1
33,000	Entergy Texas, Inc., 4.000%, 03/30/2029	38,548	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
12,000 (2)	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	$13,899	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	55,973	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.700%, 04/01/2024	54,730	0.0
12,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	13,106	0.0
15,000 (2)	Narragansett Electric Co/The, 3.395%, 04/09/2030	17,023	0.0
18,000 (2)	NRG Energy, Inc., 2.000%, 12/02/2025	18,665	0.0
15,000 (2)	NRG Energy, Inc., 2.450%, 12/02/2027	15,796	0.0
20,000 (2)	Oglethorpe Power Corp., 3.750%, 08/01/2050	21,552	0.0
2,089,000 (3)	Other Securities	2,372,635	0.7
		3,059,056	0.8
	Total Corporate Bonds/Notes (Cost $23,065,413)	24,818,966	6.6
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%
90,011	Alternative Loan Trust 2004-J7 MI, 1.168%, (US0001M + 1.020%), 10/25/2034	87,228	0.0
65,438	Alternative Loan Trust 2005-10CB 1A1, 0.648%, (US0001M + 0.500%), 05/25/2035	51,510	0.0
52,396	Alternative Loan Trust 2005-51 3A2A, 1.899%, (12MTA + 1.290%), 11/20/2035	48,784	0.0
107,436	Alternative Loan Trust 2005-J2 1A12, 0.548%, (US0001M + 0.400%), 04/25/2035	87,614	0.1
100,230	Alternative Loan Trust 2006-19CB A12, 0.548%, (US0001M + 0.400%), 08/25/2036	52,041	0.0
75,060	Alternative Loan Trust 2006-HY11 A1, 0.388%, (US0001M + 0.120%), 06/25/2036	72,709	0.0

See Accompanying Notes to Financial Statements
55

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
28,129	Alternative Loan Trust 2007-23CB A3, 0.648%, (US0001M + 0.500%), 09/25/2037	$12,380	0.0
134,691	Alternative Loan Trust 2007-2CB 2A1, 0.748%, (US0001M + 0.600%), 03/25/2037	62,895	0.0
56,991	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 0.338%, (US0001M + 0.190%), 01/25/2037	51,596	0.0
72,274 (6)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.490%, 03/25/2036	63,970	0.0
42,695 (6)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.361%, 09/25/2037	41,553	0.0
200,000 (2)(6)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	203,697	0.1
200,000 (2)(6)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	201,314	0.0
504,002	Fannie Mae 2011-113 CL, 4.000%, 11/25/2041	548,515	0.2
407,558	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	487,581	0.1
106,074	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.148%, (US0001M + 4.000%), 05/25/2025	108,389	0.0
75,082	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.798%, (US0001M + 3.650%), 09/25/2029	77,114	0.0
181,920	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.148%, (US0001M + 3.000%), 10/25/2029	184,725	0.1
172,633	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 2.998%, (US0001M + 2.850%), 11/25/2029	174,520	0.0
62,063	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.948%, (US0001M + 2.800%), 02/25/2030	62,810	0.0
169,176	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.148%, (US0001M + 2.000%), 03/25/2031	168,748	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
107,356 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.448%, (US0001M + 2.300%), 08/25/2031	$107,639	0.0
154,893 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 2.248%, (US0001M + 2.100%), 09/25/2039	155,234	0.0
200,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.198%, (US0001M + 2.050%), 01/25/2040	199,991	0.1
239,049	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	269,483	0.1
215,378 (6)	Fannie Mae REMIC Trust 2009-50 HZ, 5.541%, 02/25/2049	246,612	0.1
160,628	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	174,969	0.1
192,597	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	214,831	0.1
368,745	Fannie Mae REMICS 2009-96 DB, 4.000%, 11/25/2029	397,191	0.1
95,740	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	108,679	0.0
377,151	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	389,914	0.1
108,943	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	114,911	0.0
93,710 (2)(6)	Flagstar Mortgage Trust 2018-1 B2, 4.013%, 03/25/2048	98,765	0.0
93,710 (2)(6)	Flagstar Mortgage Trust 2018-1 B3, 4.013%, 03/25/2048	96,862	0.0
508,380 (2)(6)	Flagstar Mortgage Trust 2020-2 A4, 3.000%, 12/25/2049	518,084	0.2
245,196	Freddie Mac 4634 ZM, 5.000%, 11/15/2056	332,768	0.1
76,805	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	86,182	0.0

See Accompanying Notes to Financial Statements
56

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
62,888	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	$72,723	0.0
17,104	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	20,197	0.0
46,870	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	53,589	0.0
141,381	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	163,394	0.0
56,439	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	66,022	0.0
52,023 (6)	Freddie Mac REMIC Trust 3524 LA, 5.148%, 03/15/2033	59,105	0.0
54,818	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	62,548	0.0
11,059	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	12,397	0.0
254,224	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	276,849	0.1
528,880	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	614,845	0.2
528,880	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	619,695	0.2
333,855	Freddie Mac REMICS 4495 PA, 3.500%, 09/15/2043	349,633	0.1
14,676	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	14,999	0.0
308,557	Freddie Mac REMICS 4791 MT, 3.500%, 05/15/2044	309,375	0.1
250,000 (2)	Freddie Mac STACR REMIC Trust 2020-DNA6 M2, 2.077%, (SOFR30A + 2.000%), 12/25/2050	251,233	0.1
200,000 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.248%, (US0001M + 3.100%), 03/25/2050	202,672	0.1
200,000 (2)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 3.748%, (US0001M + 3.600%), 07/25/2050	202,384	0.1
93,290	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 4.848%, (US0001M + 4.700%), 04/25/2028	97,513	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
238,587	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 5.700%, (US0001M + 5.550%), 07/25/2028	$249,978	0.1
145,909	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 2.498%, (US0001M + 2.350%), 04/25/2030	148,657	0.0
78,924	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 2.448%, (US0001M + 2.300%), 09/25/2030	78,984	0.0
564,649	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	578,441	0.2
47,895	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	54,275	0.0
357,508	Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/2040	392,087	0.1
16,221	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	17,945	0.0
70,566 (2)(6)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ2 A4, 3.500%, 07/25/2050	72,074	0.0
173,976 (2)(6)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ4 A4, 3.000%, 01/25/2051	178,244	0.1
40,817	HomeBanc Mortgage Trust 2004-1 2A, 1.008%, (US0001M + 0.860%), 08/25/2029	39,674	0.0
37,578	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.568%, (US0001M + 0.420%), 04/25/2046	34,867	0.0
400,000 (2)(6)	JP Morgan Mortgage Trust 2019-LTV3 A5, 3.500%, 03/25/2050	418,653	0.1
37,856	Lehman XS Trust Series 2005-5N 1A2, 0.508%, (US0001M + 0.360%), 11/25/2035	34,621	0.0
50,133	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	39,009	0.0
62,707	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.168%, (US0001M + 0.510%), 08/25/2045	63,231	0.0

See Accompanying Notes to Financial Statements
57

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
34,020	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 1.128%, (US0001M + 0.490%), 10/25/2045	$33,211	0.0
165,030	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.569%, (12MTA + 0.960%), 08/25/2046	110,510	0.1
18,069	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.578%, (US0001M + 0.430%), 06/25/2037	14,578	0.0
17,117 (6)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.019%, 04/25/2036	16,261	0.0
24,549 (6)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 2.910%, 12/28/2037	22,988	0.0
100,000 (2)(6)	Wells Fargo Mortgage Backed Securities 2020-2 A5 Trust, 3.000%, 12/25/2049	104,083	0.1
435,113	Other Securities	415,934	0.1
	Total Collateralized Mortgage Obligations (Cost $12,489,799)	12,929,286	3.5
U.S. TREASURY OBLIGATIONS: 3.0%
	U.S. Treasury Bonds: 0.5%
1,000	1.250%,05/15/2050	906	0.0
1,048,000	1.375%,11/15/2040	1,034,654	0.3
1,033,000	1.375%,08/15/2050	965,532	0.2
		2,001,092	0.5
	U.S. Treasury Notes: 2.5%
855,000	0.125%,12/31/2022	855,067	0.2
2,265,000	0.125%,12/15/2023	2,262,257	0.6
2,196,000	0.625%,11/30/2027	2,194,971	0.6
3,185,000	1.500%,11/30/2021	3,225,103	0.9
654,000	0.125%-0.875%, 10/15/2023-11/15/2030	653,900	0.2
		9,191,298	2.5
	Total U.S. Treasury Obligations (Cost $11,190,668)	11,192,390	3.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.1%
	Federal Home Loan Mortgage Corporation: 0.2%(7)
815,633	2.500%-6.500%, 05/01/2030-09/01/2045	896,711	0.2
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: 0.2%
648,751	4.500%,09/01/2047	$745,988	0.2

	Government National Mortgage Association: 0.4%
1,011,000 (8)	2.500%,02/01/2051	1,068,067	0.3
412,895	4.000%-4.500%, 11/20/2040-09/15/2047	456,634	0.1
		1,524,701	0.4
	Uniform Mortgage-Backed Securities: 1.3%
1,386,000 (8)	1.500%,02/01/2051	1,398,559	0.4
1,121,286	3.000%,04/01/2050	1,176,044	0.3
1,996,489	2.500%-7.000%, 06/01/2029-08/01/2046	2,209,114	0.6
		4,783,717	1.3
	Total U.S. Government Agency Obligations (Cost $7,725,789)	7,951,117	2.1
ASSET-BACKED SECURITIES: 2.7%
	Automobile Asset-Backed Securities: 0.3%
100,000 (2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	101,925	0.0
100,000 (2)	Toyota Auto Loan Extended Note Trust 2020-1A A, 1.350%, 05/25/2033	103,113	0.0
850,000	Other Securities	883,476	0.3
		1,088,514	0.3
	Home Equity Asset-Backed Securities: 0.1%
144,171 (6)(9)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	151,972	0.0
246,931	Other Securities	195,870	0.1
		347,842	0.1
	Other Asset-Backed Securities: 2.0%
91,800 (2)	Aqua Finance Trust 2020-AA A, 1.900%, 07/17/2046	92,318	0.0
300,000 (2)	ARES XLVI CLO Ltd. 2017-46A A2, 1.467%, (US0003M + 1.230%), 01/15/2030	296,980	0.1
250,000 (2)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 1.418%, (US0003M + 1.200%), 01/20/2031	247,543	0.1
250,000 (2)	BlueMountain CLO 2015-1A BR, 2.724%, (US0003M + 2.500%), 04/13/2027	250,007	0.1

See Accompanying Notes to Financial Statements
58

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
100,000 (2)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	$102,728	0.0
16,450	Chase Funding Trust Series 2003-5 2A2, 0.748%, (US0001M + 0.600%), 07/25/2033	15,834	0.0
250,000 (2)	Clear Creek CLO 2015-1A CR, 2.168%, (US0003M + 1.950%), 10/20/2030	245,647	0.1
250,000 (2)	Deer Creek Clo Ltd. 2017-1A A, 1.398%, (US0003M + 1.180%), 10/20/2030	249,589	0.1
97,750 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	106,610	0.0
98,250 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	105,012	0.0
250,000 (2)	Dryden Senior Loan Fund 2017-47A A2, 1.587%, (US0003M + 1.350%), 04/15/2028	249,472	0.1
250,000 (2)	Eaton Vance Clo 2015-1A A2R Ltd., 1.468%, (US0003M + 1.250%), 01/20/2030	247,684	0.1
99,250 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	103,576	0.0
24,207 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	25,669	0.0
170,917 (2)	Invitation Homes 2017-SFR2 A Trust, 1.003%, (US0001M + 0.850%), 12/17/2036	171,025	0.0
258,200 (2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	290,356	0.1
250,000 (2)	Jay Park CLO Ltd. 2016-1A BR, 2.218%, (US0003M + 2.000%), 10/20/2027	250,007	0.1
250,000 (2)	LCM XXIV Ltd. 24A A, 1.528%, (US0003M + 1.310%), 03/20/2030	250,009	0.1
93,634 (2)	Loanpal Solar Loan 2020-2GF A Ltd., 2.750%, 07/20/2047	97,342	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
100,000 (2)	Loanpal Solar Loan 2021-1 1GS A Ltd., 2.290%, 01/20/2048	$101,031	0.0
250,000 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	256,232	0.1
200,000 (2)(6)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	214,044	0.1
57,009 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	61,710	0.0
83,718 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	86,884	0.0
97,761 (2)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	97,231	0.1
250,000 (2)	Newark BSL CLO 1 Ltd. 2016-1A A1R, 1.317%, (US0003M + 1.100%), 12/21/2029	249,459	0.1
500,000 (2)	OCP CLO 2020-18A A Ltd., 2.018%, (US0003M + 1.800%), 04/20/2030	501,034	0.1
250,000 (2)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 1.612%, (US0003M + 1.375%), 07/15/2029	249,136	0.1
250,000 (2)	Octagon Investment Partners XVII Ltd. 2013-1A A1R2, 1.215%, (US0003M + 1.000%), 01/25/2031	248,003	0.0
200,000 (2)	OHA Loan Funding 2013-1A A1R2 Ltd., 1.299%, (US0003M + 1.090%), 07/23/2031	199,924	0.0
250,000 (2)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.318%, (US0003M + 1.100%), 07/20/2030	249,299	0.1
200,000 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	201,633	0.0
98,409 (2)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	104,535	0.0
98,000 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	108,478	0.0

See Accompanying Notes to Financial Statements
59

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
250,000 (2)	THL Credit Wind River 2016-2A A1R CLO Ltd., 1.404%, (US0003M + 1.190%), 11/01/2031	$249,593	0.0
250,000 (2)	THL Credit Wind River 2017-2A A CLO Ltd., 1.448%, (US0003M + 1.230%), 07/20/2030	249,999	0.1
250,000 (2)	Tiaa Clo III Ltd. 2017-2A A, 1.380%, (US0003M + 1.150%), 01/16/2031	248,092	0.1
97,000 (2)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	100,113	0.0
97,000 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	103,047	0.1
100,000	Other Securities	103,164	0.0
		7,380,049	2.0
	Student Loan Asset-Backed Securities: 0.3%
51,714 (2)	Commonbond Student Loan Trust 2017-BGS A1, 2.680%, 09/25/2042	53,068	0.0
43,231 (2)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	44,901	0.0
99,472 (2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	102,770	0.1
78,028 (2)	Commonbond Student Loan Trust 2020-AGS A, 1.980%, 08/25/2050	79,988	0.0
96,554 (2)	Sofi Professional Loan Program 2018-D A2FX Trust, 3.600%, 02/25/2048	100,952	0.0
95,828 (2)	Sofi Professional Loan Program 2019-C A2FX LLC, 2.370%, 11/16/2048	99,683	0.0
165,934 (2)	SoFi Professional Loan Program 2020-C AFX Trust, 1.950%, 02/15/2046	169,629	0.1
7,209 (2)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	7,239	0.0
15,307 (2)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	15,439	0.0
81,851 (2)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	85,657	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
79,604 (2)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	$81,186	0.0
75,149 (2)	Navient Private Education Refi Loan Trust 2020-FA A, 1.220%, 07/15/2069	75,956	0.0
100,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	104,373	0.0
100,000 (2)	SMB Private Education Loan Trust 2020-PTA A2A, 1.600%, 09/15/2054	101,258	0.0
100,000 (2)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	103,860	0.0
		1,225,959	0.3
	Total Asset-Backed Securities (Cost $9,814,788)	10,042,364	2.7
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.7%
80,000 (2)(6)	BAMLL Re-REMIC Trust 2016-FRR16 B, 0.860%, 05/27/2021	78,808	0.0
3,000,000 (6)(10)	BANK 2017-BNK8 XB, 0.175%, 11/15/2050	34,533	0.0
990,003 (6)(10)	BANK 2019-BNK16 XA, 0.962%, 02/15/2052	62,834	0.0
3,800,557 (6)(10)	BANK 2019-BNK21 XA, 0.873%, 10/15/2052	239,361	0.1
2,180,000 (2)(6)(10)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	58,619	0.0
4,640,319 (6)(10)	Benchmark 2018-B2 XA Mortgage Trust, 0.417%, 02/15/2051	100,309	0.1
994,239 (6)(10)	Benchmark 2019-B9 XA Mortgage Trust, 1.044%, 03/15/2052	72,145	0.0
189,860 (2)	BX Commercial Mortgage Trust 2019-XL J, 2.809%, (US0001M + 2.650%), 10/15/2036	187,329	0.1
100,000 (2)	BX Trust 2019-CALM E, 2.159%, (US0001M + 2.000%), 11/25/2028	95,900	0.0
808,320 (6)(10)	CD 2017-CD4 Mortgage Trust XA, 1.293%, 05/10/2050	44,897	0.0

See Accompanying Notes to Financial Statements
60

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
100,000 (6)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.109%, 11/10/2046	$101,639	0.1
958,030 (6)(10)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.958%, 07/10/2049	72,971	0.0
1,271,543 (6)(10)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.097%, 10/12/2050	63,055	0.0
80,000 (6)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.267%, 09/15/2050	84,758	0.1
980,585 (6)(10)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.905%, 09/15/2050	48,664	0.0
1,468,293 (6)(10)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.595%, 06/10/2051	63,257	0.0
1,117,170 (6)(10)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.059%, 08/10/2056	78,068	0.0
60,000	Citigroup Commercial Mortgage Trust 2019-GC43 A4, 3.038%, 11/10/2052	67,694	0.0
741,609 (6)(10)	COMM 2012-CR4 XA, 1.686%, 10/15/2045	15,910	0.0
2,380,000 (2)(6)(10)	COMM 2012-CR4 XB, 0.612%, 10/15/2045	25,024	0.0
1,494,744 (6)(10)	COMM 2016-CR28 XA, 0.694%, 02/10/2049	39,223	0.0
747,546 (6)(10)	COMM 2017-COR2 XA, 1.164%, 09/10/2050	46,516	0.1
110,000 (2)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 C, 1.589%, (US0001M + 1.430%), 05/15/2036	110,119	0.0
110,000 (2)(6)	DBJPM 16-C3 Mortgage Trust, 3.490%, 08/10/2049	85,898	0.0
130,000 (2)(6)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	108,916	0.0
1,650,000 (6)(10)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.884%, 11/25/2030	124,489	0.0
799,872 (6)(10)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.334%, 07/25/2035	119,855	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,300,000 (6)(10)	Freddie Mac Multifamily Structured Pass Through Certificates K-1518 X1, 0.874%, 10/25/2035	$118,626	0.0
848,000 (10)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	81,479	0.0
178,000 (2)(6)	Grace Trust 2020-GRCE E, 2.680%, 12/10/2040	167,963	0.1
100,000 (2)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.259%, (US0001M + 2.100%), 07/15/2035	84,495	0.0
1,143,349 (6)(10)	GS Mortgage Securities Trust 2014-GC22 XA, 0.980%, 06/10/2047	23,906	0.0
1,649,174 (6)(10)	GS Mortgage Securities Trust 2016-GS4 XA, 0.505%, 11/10/2049	40,030	0.0
849,383 (6)(10)	GS Mortgage Securities Trust 2017-GS6 XA, 1.035%, 05/10/2050	48,017	0.0
50,000	GS Mortgage Securities Trust 2019-GC38 A4, 3.968%, 02/10/2052	59,465	0.0
1,223,876 (6)(10)	GS Mortgage Securities Trust 2019-GC38 XA, 0.961%, 02/10/2052	79,351	0.0
2,061,632 (6)(10)	GS Mortgage Securities Trust 2019-GC42 XA, 0.811%, 09/01/2052	119,462	0.1
90,000	GS Mortgage Securities Trust 2019-GSA1 A4, 3.048%, 11/10/2052	101,270	0.0
1,300,648 (6)(10)	GS Mortgage Securities Trust 2020-GC47 XA, 1.132%, 05/12/2053	117,295	0.1
100,000 (2)(6)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	74,427	0.0
488,514 (6)(10)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.741%, 04/15/2047	8,134	0.0
100,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	95,137	0.0

See Accompanying Notes to Financial Statements
61

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
150,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.424%, 08/15/2046	$151,303	0.1
40,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	38,801	0.0
290,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16 D, 5.027%, 12/15/2046	287,505	0.1
100,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 A4A2, 3.538%, 07/15/2047	105,399	0.0
1,268,212 (6)(10)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.680%, 12/15/2049	34,027	0.0
100,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	91,484	0.0
417,023 (2)(6)(10)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.705%, 11/15/2038	903	0.0
1,623,219 (6)(10)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.001%, 12/15/2047	48,569	0.0
62,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	70,483	0.0
4,552,040 (6)(10)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.643%, 11/15/2029	225,647	0.1
75,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	65,371	0.0
50,000(2)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	49,335	0.0
40,000 (2)(6)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.470%, 12/10/2045	23,339	0.0
60,000 (2)(6)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.470%, 12/10/2045	29,840	0.0
3,092,805 (6)(10)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.884%, 03/15/2051	158,820	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
80,000	Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	$94,650	0.0
400,000 (2)	Wells Fargo Commercial Mortgage Trust 2018-C45 D, 3.000%, 06/15/2051	329,862	0.1
1,080,629 (6)(10)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.618%, 08/15/2052	115,926	0.1
1,521,483 (2)(6)(10)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.788%, 08/15/2045	28,769	0.0
757,000	Other Securities	857,857	0.2
	Total Commercial Mortgage-Backed Securities (Cost $6,277,457)	6,257,738	1.7
SOVEREIGN BONDS: 0.2%
145,500 (9)	Argentine Republic Government International Bond, 0.125% (Step Rate @ 0.500% on 07/09/2021), 07/09/2030	59,218	0.0
100,000 (2)	Dominican Republic International Bond, 5.500%, 01/27/2025	112,875	0.0
488,843	Other Securities	530,328	0.2
	Total Sovereign Bonds (Cost $663,887)	702,421	0.2

	Value	Percentage of Net Assets
PURCHASED OPTIONS(11): 0.0%
Total Purchased Options (Cost $39,384)	16,038	0.0
Total Long-Term Investments (Cost $314,172,345)	368,630,925	98.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.7%
	U.S. Treasury Bills: 1.6%
5,875,000 (5)(12)	United States Treasury Bill, 0.030%, 01/26/2021	5,874,865	1.5
275,000 (12)	United States Treasury Bill, 0.030%, 02/09/2021	274,991	0.1
	Total U.S. Treasury Bills (Cost $6,149,675)	6,149,856	1.6

See Accompanying Notes to Financial Statements
62

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 3.8%
2,449,384 (13)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,449,403, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,498,372, due 01/25/21-10/15/62)	$2,449,384	0.7
2,391,571 (13)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,391,605, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,439,440, due 01/31/21-05/15/49)	2,391,571	0.6
1,065,594 (13)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,065,609, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,086,906, due 07/01/22-12/01/50)	1,065,594	0.3
1,094,294 (13)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,094,310, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,116,196, due 02/18/21-01/15/62)	1,094,294	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,174,429 (13)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,174,446, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $1,198,351, due 02/28/25-05/31/25)	$1,174,429	0.3
3,520,843 (13)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,520,874, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $3,591,260, due 01/05/21-12/20/50)	3,520,843	0.9
2,431,090 (13)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,431,133, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,485,892, due 07/15/22-02/15/47)	2,431,090	0.7
	Total Repurchase Agreements (Cost $14,127,205)	14,127,205	3.8

See Accompanying Notes to Financial Statements
63

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (13): 0.3%
398,000 (13)(14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	398,000	0.1
398,000 (13)(14)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.020%	$398,000	0.1
398,000 (13)(14)	Morgan Stanley Institutional Liquidity Funds − Government Portfolio (Institutional Share Class), 0.030%	398,000	0.1
	Total Mutual Funds (Cost $1,194,000)	1,194,000	0.3
	Total Short-Term Investments (Cost $21,470,880)	21,471,061	5.7
	Total Investments in Securities (Cost $335,643,225)	$390,101,986	104.4
	Liabilities in Excess of Other Assets	(16,479,675)	(4.4)
	Net Assets	$373,622,311	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
Unless otherwise indicated, principal amount is shown in USD.
(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Security, or a portion of the security, is on loan.

(6)
Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
Represents or includes a TBA transaction.

(9)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2020.

(10)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(11)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(12)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2020.

(13)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

SOFR30A
30-Day Secured Overnight Financing Rate

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$11,235,962	$1,690,063	$—	$12,926,025
Consumer Discretionary	15,037,585	3,615,195	—	18,652,780
Consumer Staples	7,157,516	3,112,250	—	10,269,766
Energy	2,568,241	951,400	—	3,519,641
Financials	13,224,218	4,891,337	—	18,115,555
Health Care	15,720,733	3,664,229	—	19,384,962
Industrials	11,690,568	4,164,420	—	15,854,988
Information Technology	30,818,962	2,298,809	—	33,117,771
See Accompanying Notes to Financial Statements
64

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Materials	3,400,614	2,602,486	—	6,003,100
Real Estate	4,050,605	841,246	—	4,891,851
Utilities	3,641,302	1,232,201	—	4,873,503
Total Common Stock	118,546,306	29,063,636	—	147,609,942
Exchange-Traded Funds	108,146,983	—	—	108,146,983
Mutual Funds	38,918,608	—	—	38,918,608
Preferred Stock	—	39,993	—	39,993
Rights	5,079	—	—	5,079
Purchased Options	—	16,038	—	16,038
Corporate Bonds/Notes	—	24,818,966	—	24,818,966
Collateralized Mortgage Obligations	—	12,929,286	—	12,929,286
U.S. Government Agency Obligations	—	7,951,117	—	7,951,117
Asset-Backed Securities	—	10,042,364	—	10,042,364
Sovereign Bonds	—	702,421	—	702,421
Commercial Mortgage-Backed Securities	—	6,257,738	—	6,257,738
U.S. Treasury Obligations	—	11,192,390	—	11,192,390
Short-Term Investments	1,194,000	20,277,061	—	21,471,061
Total Investments, at fair value	$266,810,976	$123,291,010	$—	$390,101,986
Other Financial Instruments+
Forward Foreign Currency Contracts	—	957	—	957
Futures	263,656	—	—	263,656
Total Assets	$267,074,632	$123,291,967	$—	$390,366,599
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(37,491)	$—	$(37,491)
Futures	(161,169)	—	—	(161,169)
Written Options	—	(2,393)	—	(2,393)
Total Liabilities	$(161,169)	$(39,884)	$—	$(201,053)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Local Currency Debt Fund - Class P	$887,452	$38,631	$—	$(31,034)	$895,049	$38,631	$—	$—
Voya Floating Rate Fund - Class P	11,211,748	2,181,227	(12,133,031)	351,631	1,611,575	205,408	(1,693,972)	—
Voya High Yield Bond Fund - Class P	14,931,064	17,100,113	(2,075,426)	1,827,751	31,783,502	1,500,841	(62,816)	—
Voya Short Term Bond Fund - Class R6	7,449,420	1,601,555	(4,450,705)	28,212	4,628,482	110,435	(112,537)	—
Voya Small Company Fund - Class R6	9,373,972	1,164,792	(10,178,584)	(360,180)	—	—	(1,814,994)	—
Voya Strategic Income Opportunities Fund - Class P	11,187,744	7,028,762	(18,115,456)	(101,050)	—	552,829	16,600	—
	$55,041,400	$29,115,080	$(46,953,202)	$1,715,330	$38,918,608	$2,408,144	$(3,667,719)	$—
See Accompanying Notes to Financial Statements
65

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 75,834	THB 2,370,100	Barclays Bank PLC	01/08/21	$(3,275)
USD 76,527	MYR 317,910	Barclays Bank PLC	01/08/21	(2,558)
USD 20,552	TRY 167,972	Barclays Bank PLC	01/08/21	(2,015)
USD 5,788	RON 24,140	Citibank N.A.	01/08/21	(270)
USD 5,788	RON 24,140	Citibank N.A.	01/08/21	(270)
USD 5,788	RON 24,140	Citibank N.A.	01/08/21	(270)
USD 5,788	RON 24,140	Citibank N.A.	01/08/21	(270)
USD 66,072	RUB 5,209,214	Citibank N.A.	01/15/21	(4,263)
USD 6,581	PEN 23,654	Citibank N.A.	02/05/21	45
USD 6,581	PEN 23,654	Citibank N.A.	02/05/21	45
USD 6,581	PEN 23,654	Citibank N.A.	02/05/21	45
USD 6,581	PEN 23,654	Citibank N.A.	02/05/21	45
USD 30,004	HUF 9,282,257	Credit Suisse International	01/08/21	(1,266)
USD 34,848	CZK 807,548	Goldman Sachs International	01/08/21	(2,751)
USD 91,271	MXN 1,820,970	Goldman Sachs International	02/05/21	102
USD 75,092	PLN 288,089	HSBC Bank USA N.A.	01/08/21	(2,028)
USD 828	PHP 40,551	HSBC Bank USA N.A.	01/08/21	(16)
USD 20,520	IDR 304,775,526	HSBC Bank USA N.A.	01/08/21	(1,196)
USD 20,525	IDR 304,775,525	HSBC Bank USA N.A.	01/08/21	(1,190)
USD 214,553	EUR 179,252	HSBC Bank USA N.A.	02/05/21	(4,602)
USD 72,533	BRL 373,929	HSBC Bank USA N.A.	02/05/21	575
USD 180	ILS 607	Morgan Stanley Capital Services LLC	01/08/21	(9)
USD 56,622	ZAR 950,629	Morgan Stanley Capital Services LLC	01/08/21	(8,032)
USD 20,517	IDR 304,775,525	Standard Chartered Bank	01/08/21	(1,198)
USD 20,522	IDR 304,775,525	Standard Chartered Bank	01/08/21	(1,193)
USD 46,049	COP 160,078,860	Standard Chartered Bank	02/05/21	(819)
CLP 1,515,016	USD 2,032	Standard Chartered Bank	02/05/21	100
				$(36,534)
See Accompanying Notes to Financial Statements
66

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the following futures contracts were outstanding for Voya Balanced Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	82	03/19/21	$8,096,680	$249,133
U.S. Treasury 2-Year Note	31	03/31/21	6,850,273	5,192
U.S. Treasury 5-Year Note	31	03/31/21	3,911,086	9,331
U.S. Treasury Long Bond	9	03/22/21	1,558,687	(2,839)
U.S. Treasury Ultra Long Bond	19	03/22/21	4,057,688	(32,125)
			$24,474,414	$228,692
Short Contracts:
S&P 500® E-Mini	(22)	03/19/21	(4,123,680)	(120,547)
U.S. Treasury 10-Year Note	(42)	03/22/21	(5,799,281)	(4,173)
U.S. Treasury Ultra 10-Year Note	(8)	03/22/21	(1,250,875)	(1,485)
			$(11,173,836)	$(126,205)
At December 31, 2020, the following OTC purchased credit default swaptions were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Reference Entity(1)	Fixed Rate	Pay/ Receive Financing Rate	Strike Price	Expiration Date	Notional Amount	Cost	Fair Value
Put on 5-Year Credit Default Swap	JPMorgan Chase Bank N.A.	CDX North American High Yield Index, Series 35, Version 1	5.000%	Pay	103.500%	02/17/21	USD700,000	$8,050	$2,167
								$8,050	$2,167
At December 31, 2020, the following OTC purchased foreign currency options were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	03/15/21	0.728	USD3,724,000	$31,334	$13,871
					$31,334	$13,871
At December 31, 2020, the following OTC written foreign currency options were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call USD vs. Put AUD	Standard Chartered Bank	01/15/21	0.745	USD2,314,000	$14,752	$(2,393)
					$14,752	$(2,393)

(1)
Payments received quarterly.

Currency Abbreviations
BRL –  Brazilian Real
CLP  –  Chilean Peso
COP  –  Colombian Peso
CZK  –  Czech Koruna
EUR  –  EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
See Accompanying Notes to Financial Statements
67

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

THB  –  Thai Baht
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Investments in securities at value*	$2,167
Foreign exchange contracts	Investments in securities at value*	13,871
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	957
Equity contracts	Net Assets — Unrealized appreciation**	249,133
Interest rate contracts	Net Assets — Unrealized appreciation**	14,523
Total Asset Derivatives		$280,651
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$37,491
Equity contracts	Net Assets — Unrealized depreciation**	120,547
Interest rate contracts	Net Assets — Unrealized depreciation**	40,622
Foreign exchange contracts	Written Options, at fair value	2,393
Total Liability Derivatives		$201,053

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(11,625)	$—	$—	$237,191	$2,261	$227,827
Equity contracts	(11,197)	—	774,962	—	—	763,765
Foreign exchange contracts	(86,744)	26,007	—	(10,151)	28,028	(42,860)
Interest rate contracts	21,555	—	1,394,716	(54,967)	(8,553)	1,352,751
Total	$(88,011)	$26,007	$2,169,678	$172,073	$21,736	$2,301,483

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(5,883)	$—	$—	$(10,384)	$—	$(16,267)
Equity contracts	—	—	286,195	—	—	286,195
Foreign exchange contracts	(17,463)	(26,257)	—	(781)	12,359	(32,142)
Interest rate contracts	10,956	—	236,201	(25,994)	—	221,163
Total	$(12,390)	$(26,257)	$522,396	$(37,159)	$12,359	$458,949

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements
68

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:
	Barclays Bank PLC	Citibank N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	Totals
Assets:
Purchased options	$—	$—	$—	$—	$—	$2,167	$13,871	$—	$16,038
Forward foreign currency contracts	—	180	—	102	575	—	—	100	957
Total Assets	$—	$180	$—	$102	$575	$2,167	$13,871	$100	$16,995
Liabilities:
Forward foreign currency contracts	$7,848	$5,343	$1,266	$2,751	$9,032	$—	$8,041	$3,210	$37,491
Written options	—	—	—	—	—	—	—	2,393	2,393
Total Liabilities	$7,848	$5,343	$1,266	$2,751	$9,032	$—	$8,041	$5,603	$39,884
Net OTC derivative instruments by counterparty, at fair value	$(7,848)	$(5,163)	$(1,266)	$(2,649)	$(8,457)	$2,167	$5,830	$(5,503)	(22,889)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(7,848)	$(5,163)	$(1,266)	$(2,649)	$(8,457)	$2,167	$5,830	$(5,503)	$(22,889)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $336,980,068.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$58,059,220
Gross Unrealized Depreciation	(4,841,831)
Net Unrealized Appreciation	$53,217,389
See Accompanying Notes to Financial Statements
69

Voya Global High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Australia: 3.2%
117,722	BHP Group Ltd.	$3,846,518	0.6
215,890	Fortescue Metals Group Ltd.	3,899,495	0.6
65,928	Rio Tinto Ltd.	5,797,814	1.0
1,303,275	Other Securities	5,955,586	1.0
		19,499,413	3.2
	Belgium : 0.4%
23,533	Other Securities	2,430,882	0.4

	Canada: 3.9%
86,296	BCE, Inc.	3,690,071	0.6
37,315	Waste Connections, Inc.	3,827,400	0.6
365,947 (1)(2)(3)	Other Securities	16,480,913	2.7
		23,998,384	3.9
	China: 0.3%
699,000	Other Securities	2,118,827	0.3

	Denmark: 1.7%
96,034	Other Securities	10,090,548	1.7

	Finland: 0.8%
45,255	Kone Oyj	3,687,362	0.6
21,889	Other Securities	1,005,464	0.2
		4,692,826	0.8
	France: 1.3%
259,306 (2)	Other Securities	7,729,954	1.3

	Germany: 1.1%
90,744	Deutsche Post AG	4,495,047	0.7
37,394	Other Securities	2,117,141	0.4
		6,612,188	1.1
	Hong Kong: 1.6%
1,111,400	Other Securities	9,793,951	1.6

	Ireland: 1.4%
50,199	Medtronic PLC	5,880,311	1.0
54,965	Other Securities	2,470,113	0.4
		8,350,424	1.4
	Israel: 0.2%
247,967	Other Securities	1,463,689	0.2

	Italy: 2.5%
234,287	Assicurazioni Generali S.p.A.	4,101,965	0.7
106,898 (4)	Poste Italiane SpA	1,093,428	0.2
2,201,157 (2)	Other Securities	9,865,384	1.6
		15,060,777	2.5
	Japan: 8.6%
40,200	Secom Co., Ltd.	3,708,519	0.6
321,800	SoftBank Corp.	4,039,232	0.6
61,300	Sumitomo Mitsui Financial Group, Inc.	1,900,187	0.3
93,200	Sumitomo Mitsui Trust Holdings, Inc.	2,875,660	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
2,082,600 (1)(2)	Other Securities	$40,165,798	6.6
		52,689,396	8.6
	Netherlands: 0.5%
388,438	Other Securities	3,291,535	0.5

	New Zealand: 0.1%
240,355	Other Securities	814,136	0.1

	Norway: 0.1%
86,788	Other Securities	881,110	0.1

	Singapore: 0.2%
215,100	Other Securities	1,510,862	0.2

	Spain: 0.9%
217,250	Other Securities	5,181,477	0.9

	Sweden: 0.2%
15,292	Other Securities	1,190,035	0.2

	Switzerland: 2.1%
9,830	Zurich Insurance Group AG	4,142,571	0.7
70,445	Other Securities	8,404,337	1.4
		12,546,908	2.1
	United Kingdom: 5.0%
218,999	GlaxoSmithKline PLC	4,007,244	0.7
75,487	Unilever PLC	4,570,792	0.7
2,370,882 (2)	Other Securities	21,814,835	3.6
		30,392,871	5.0
	United States: 61.7%
69,134	AbbVie, Inc.	7,407,708	1.2
14,727	Air Products & Chemicals, Inc.	4,023,711	0.7
34,036	Allstate Corp.	3,741,577	0.6
114,568	Altria Group, Inc.	4,697,288	0.8
21,873	Amgen, Inc.	5,029,040	0.8
178,815	AT&T, Inc.	5,142,719	0.8
6,718	Blackrock, Inc.	4,847,306	0.8
42,092	Booz Allen Hamilton Holding Corp.	3,669,581	0.6
84,487	Bristol-Myers Squibb Co.	5,240,729	0.9
141,310	Cisco Systems, Inc.	6,323,622	1.0
77,915	eBay, Inc.	3,915,229	0.6
64,374	General Mills, Inc.	3,785,191	0.6
68,757	Gilead Sciences, Inc.	4,005,783	0.7
29,641	Honeywell International, Inc.	6,304,641	1.0
55,744	Johnson & Johnson	8,772,991	1.4
42,267	JPMorgan Chase & Co.	5,370,868	0.9
28,857	Kimberly-Clark Corp.	3,890,789	0.6
33,871	Leidos Holdings, Inc.	3,560,519	0.6
19,836	McDonald’s Corp.	4,256,409	0.7
73,314	Merck & Co., Inc.	5,997,085	1.0
27,917	Nasdaq, Inc.	3,705,703	0.6

See Accompanying Notes to Financial Statements
70

Voya Global High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
26,304	Packaging Corp. of America	$3,627,585	0.6
43,781	PepsiCo, Inc.	6,492,722	1.1
165,172	Pfizer, Inc.	6,079,981	1.0
57,592	Philip Morris International, Inc.	4,768,042	0.8
53,055	Procter & Gamble Co.	7,382,073	1.2
44,538	Progressive Corp.	4,403,917	0.7
39,855	Republic Services, Inc.	3,838,036	0.6
9,010	Roper Technologies, Inc.	3,884,121	0.6
26,620	T. Rowe Price Group, Inc.	4,030,002	0.7
29,018	Target Corp.	5,122,548	0.8
36,663	Texas Instruments, Inc.	6,017,498	1.0
133,837	Verizon Communications, Inc.	7,862,924	1.3
34,468	Waste Management, Inc.	4,064,811	0.7
180,543	Williams Cos., Inc.	3,619,887	0.6
27,174	Xilinx, Inc.	3,852,458	0.6
4,132,404 (2)	Other Securities	198,675,887	32.5
		377,410,981	61.7
	Total Common Stock (Cost $539,294,886)	597,751,174	97.8
EXCHANGE-TRADED FUNDS: 0.7%
29,495	Other Securities	4,678,480	0.7
	Total Exchange-Traded Funds (Cost $4,581,439)	4,678,480	0.7
	Total Long-Term Investments (Cost $543,876,325)	602,429,654	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 1.1%
1,396,592 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,396,603, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,424,524, due 01/25/21-10/15/62)	1,396,592	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,552,200 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,552,222, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $1,583,268, due 01/31/21-05/15/49)	$1,552,200	0.3
1,552,191 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,552,203, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,583,235, due 09/15/21-01/01/51)	1,552,191	0.2
615,727 (5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $615,731, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $628,042, due 01/15/21-01/01/51)	615,727	0.1
1,552,191 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,552,205, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,583,235, due 01/05/21-12/20/50)	1,552,191	0.3
	Total Repurchase Agreements (Cost $6,668,901)	6,668,901	1.1

See Accompanying Notes to Financial Statements
71

Voya Global High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.1%
405,001 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $405,001)	$405,001	0.1
	Total Short-Term Investments (Cost $7,073,902)	7,073,902	1.2
	Total Investments in Securities (Cost $550,950,227)	$609,503,556	99.7
	Assets in Excess of Other Liabilities	1,891,223	0.3
	Net Assets	$611,394,779	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2020.

Sector Diversification	Percentage of Net Assets
Financials	18.8%
Health Care	14.1
Industrials	13.0
Consumer Staples	11.3
Information Technology	9.6
Communication Services	6.9
Materials	6.4
Utilities	6.3
Consumer Discretionary	4.8
Energy	3.7
Real Estate	2.9
Exchange-Traded Funds	0.7
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$19,499,413	$—	$19,499,413
Belgium	—	2,430,882	—	2,430,882
Canada	23,855,775	—	142,609	23,998,384
China	—	2,118,827	—	2,118,827
Denmark	—	10,090,548	—	10,090,548
Finland	—	4,692,826	—	4,692,826
France	—	7,729,954	—	7,729,954
Germany	—	6,612,188	—	6,612,188
Hong Kong	—	9,793,951	—	9,793,951
Ireland	7,442,955	907,469	—	8,350,424
Israel	—	1,463,689	—	1,463,689
Italy	—	15,060,777	—	15,060,777
Japan	—	52,689,396	—	52,689,396
Netherlands	—	3,291,535	—	3,291,535
New Zealand	—	814,136	—	814,136
Norway	—	881,110	—	881,110
Singapore	—	1,510,862	—	1,510,862
Spain	—	5,181,477	—	5,181,477
Sweden	—	1,190,035	—	1,190,035
See Accompanying Notes to Financial Statements
72

Voya Global High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Switzerland	—	12,546,908	—	12,546,908
United Kingdom	6,277,511	24,115,360	—	30,392,871
United States	377,410,981	—	—	377,410,981
Total Common Stock	414,987,222	182,621,343	142,609	597,751,174
Exchange-Traded Funds	4,678,480	—	—	4,678,480
Short-Term Investments	405,001	6,668,901	—	7,073,902
Total Investments, at fair value	$420,070,703	$189,290,244	$142,609	$609,503,556

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $551,549,085.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$72,460,242
Gross Unrealized Depreciation	(14,320,116)
Net Unrealized Appreciation	$58,140,126
See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2020

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 27.1%
16,750,000	Fannie Mae, 0.130%, (SOFRRATE + 0.040%), 01/29/2021	$16,749,608	2.9
70,000,000	Fannie Mae, 0.210%, (SOFRRATE + 0.120%), 03/16/2021	70,000,000	12.3
9,000,000	Fannie Mae, 0.370%, (SOFRRATE + 0.280%), 04/26/2021	9,000,000	1.6
9,000,000	Federal Farm Credit Banks, 0.153%, (US0001M + 0.005%), 06/25/2021	9,000,000	1.6
5,000,000	Federal Farm Credit Banks, 0.210%, (FEDL01 + 0.120%), 04/23/2021	4,997,981	0.9
35,000,000	Federal Home Loan Banks, 0.125%, (SOFRRATE + 0.035%), 12/10/2021	35,000,000	6.1
10,000,000	Federal Home Loan Banks, 0.170%, (SOFRRATE + 0.080%), 03/04/2021	10,000,000	1.7
	Total U.S. Government Agency Debt
	(Cost $154,747,589)	154,747,589	27.1
U.S. TREASURY DEBT: 57.9%
17,000,000 (1)	United States Cash Management Bill, 0.080%, 03/23/2021	16,996,902	3.0
84,000,000 (1)	United States Cash Management Bill, 0.080%, 03/30/2021	83,983,080	14.7
27,000,000 (1)	United States Treasury Bill, 0.070%, 01/12/2021	26,999,406	4.7
17,000,000 (1)	United States Treasury Bill, 0.070%, 01/21/2021	16,999,292	3.0
134,000,000 (1)	United States Treasury Bill, 0.070%, 01/28/2021	133,992,347	23.5
34,000,000 (1)	United States Treasury Bill, 0.070%, 02/09/2021	33,997,311	6.0
17,000,000 (1)	United States Treasury Bill, 0.090%, 03/25/2021	16,996,570	3.0
	Total U.S. Treasury Debt
	(Cost $329,964,908)	329,964,908	57.9
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 13.4%
Repurchase Agreement: 13.4%
30,000,000	Deutsche Bank Repurchase Agreement dated 12/31/2020, 0.07%, due 1/4/2021, $30,000,233 to be received upon repurchase (Collateralized by $30,292,000, U.S. Treasury Note, 2.125%, Market Value plus accrued interest $30,600,062 due 5/31/2021)	$30,000,000	5.3
46,315,000	Deutsche Bank Repurchase Agreement dated 12/31/2020, 0.070%, due 1/4/2021, $46,315,360 to be received upon repurchase (Collateralized by $47,244,700 Bill, 0.000%, Market Value plus accrued interest $47,241,393 due 2/4/2021)	46,315,000	8.1
	Total U.S. Treasury Repurchase Agreement
	(Cost $76,315,000)	76,315,000	13.4
	Total Investments in Securities (Cost $561,027,497)	$561,027,497	98.4
	Assets in Excess of Other Liabilities	8,967,977	1.6
	Net Assets	$569,995,474	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2020.

Reference Rate Abbreviations:
FEDL01
Federal Funds Effective Rate

SOFRRATE
Secured Overnight Financing Rate

US0001M
1-month LIBOR

At December 31, 2020, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
U.S. Government Agency Debt	$—	$154,747,589	$—	$154,747,589
U.S. Treasury Debt	—	329,964,908	—	329,964,908
U.S. Treasury Repurchase Agreement	—	76,315,000	—	76,315,000
Total Investments, at fair value	$—	$561,027,497	$—	$561,027,497

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2020:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest (1)	Net Amount
Deutsche Bank	$76,315,000	$(76,315,000)	$—
Totals	$76,315,000	$(76,315,000)	$—

(1) Collateral with a fair value of  $77,841,455 has been pledged in connection with the above government repurchase agreement.
See Accompanying Notes to Financial Statements
75

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 13.1%
620,856	Activision Blizzard, Inc.	$57,646,480	1.8
104,852 (1)	Alphabet, Inc. - Class A	183,767,809	5.7
1,297,845	Comcast Corp. - Class A	68,007,078	2.1
1,609,425	Interpublic Group of Cos., Inc.	37,853,676	1.1
426,592 (1)	Walt Disney Co.	77,289,938	2.4
		424,564,981	13.1
	Consumer Discretionary: 10.3%
22,663 (1)	Amazon.com, Inc.	73,811,805	2.3
260,863	Darden Restaurants, Inc.	31,074,000	1.0
283,568	Expedia Group, Inc.	37,544,403	1.2
564,301	Hasbro, Inc.	52,784,716	1.6
782,593	Las Vegas Sands Corp.	46,642,543	1.4
451,105	Nike, Inc. - Class B	63,817,824	2.0
353,088	Other Securities	26,372,143	0.8
		332,047,434	10.3
	Consumer Staples: 7.1%
1,146,609	Coca-Cola Co.	62,880,037	1.9
235,753	Constellation Brands, Inc.	51,641,695	1.6
732,864	Philip Morris International, Inc.	60,673,811	1.9
382,240	Walmart, Inc.	55,099,896	1.7
		230,295,439	7.1
	Energy: 2.3%
368,515	Chevron Corp.	31,121,092	1.0
732,190	Other Securities	42,275,554	1.3
		73,396,646	2.3
	Financials: 10.7%
1,119,524	American International Group, Inc.	42,385,179	1.3
755,997 (2)	Apollo Global Management, Inc.	37,028,733	1.1
650,077	Citigroup, Inc.	40,083,748	1.2
177,390	Goldman Sachs Group, Inc.	46,779,517	1.5
824,495	Hartford Financial Services Group, Inc.	40,383,765	1.3
487,924	Intercontinental Exchange, Inc.	56,252,758	1.7
966,858	Truist Financial Corp.	46,341,504	1.4
794,789	US Bancorp	37,029,219	1.2
		346,284,423	10.7
	Health Care: 14.1%
566,248 (1)(2)	Alcon, Inc.	37,361,043	1.1
919,769	Bristol-Myers Squibb Co.	57,053,271	1.8
241,519	Eli Lilly & Co.	40,778,068	1.3
422,878	Johnson & Johnson	66,552,540	2.1
595,782	Medtronic PLC	69,789,903	2.2
128,875	Thermo Fisher Scientific, Inc.	60,027,397	1.8
146,282	UnitedHealth Group, Inc.	51,298,172	1.6
266,176	Zimmer Biomet Holdings, Inc.	41,015,060	1.3
140,353 (3)	Other Securities	29,814,041	0.9
		453,689,495	14.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 8.2%
185,265	L3Harris Technologies, Inc.	$35,018,790	1.1
235,397	Norfolk Southern Corp.	55,932,681	1.7
161,549	Old Dominion Freight Line	31,531,134	1.0
696,796	Raytheon Technologies Corp.	49,827,882	1.5
164,607 (1)	United Rentals, Inc.	38,174,010	1.2
473,906	Other Securities	54,326,645	1.7
		264,811,142	8.2
	Information Technology: 25.2%
114,949 (1)	Adobe, Inc.	57,488,294	1.8
376,790	Apple, Inc.	49,996,265	1.5
172,215	Broadcom, Inc.	75,404,338	2.3
838,512 (1)	Fiserv, Inc.	95,472,976	3.0
2,490,727	HP, Inc.	61,246,977	1.9
222,969	Intuit, Inc.	84,694,775	2.6
227,205	Microchip Technology, Inc.	31,379,282	1.0
858,122	Microsoft Corp.	190,863,495	5.9
304,618	MKS Instruments, Inc.	45,829,778	1.4
380,563	Motorola Solutions, Inc.	64,718,544	2.0
362,140	NXP Semiconductor NV - NXPI - US	57,583,881	1.8
		814,678,605	25.2
	Materials: 2.8%
374,168	Eastman Chemical Co.	37,521,567	1.2
788,675	Other Securities	53,671,994	1.6
		91,193,561	2.8
	Real Estate: 2.3%
442,013	ProLogis, Inc.	44,051,015	1.4
819,597	Other Securities	30,972,571	0.9
		75,023,586	2.3
	Utilities: 2.8%
321,573	Entergy Corp.	32,105,848	1.0
408,323	NextEra Energy, Inc.	31,502,120	1.0
630,909	Other Securities	26,636,978	0.8
		90,244,946	2.8
	Total Common Stock (Cost $2,362,800,484)	3,196,230,258	98.9

Principal Amount†			Value	Percentage of Net Assets
OTHER(4): —%
Utilities: —%
10,000,000	(5)(6)	Southern Energy (Escrow)	—	—
		Total Other (Cost $—)	—	—
		Total Long-Term Investments (Cost $2,362,800,484)	3,196,230,258	98 .9

See Accompanying Notes to Financial Statements
76

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
		Repurchase Agreements: 1.6%
2,934,666	(7)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $2,934,698, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $2,993,359, due 02/03/21-11/20/70)	$2,934,666	0 .1
1,844,650	(7)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $1,844,670, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $1,881,543, due 07/01/24-10/01/50)	1,844,650	0 .0
2,445,614	(7)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $2,445,678, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $2,567,895, due 03/01/21-11/20/40)	2,445,614	0 .1
8,708,840	(7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,708,907, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $8,883,017, due 01/25/21-10/15/62)	8,708,840	0 .3
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
2,980,643	(7)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,980,666, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.750%, Market Value plus accrued interest $3,040,256, due 01/14/21-01/20/69)	$2,980,643	0 .1
5,464,371	(7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,464,449, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $5,573,743, due 01/31/21-05/15/49)	5,464,371	0 .2
8,090,299	(7)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,090,361, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $8,252,105, due 09/15/21-01/01/51)	8,090,299	0 .2
1,202,439	(7)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,202,448, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,226,488, due 01/04/21-12/01/50)	1,202,439	0 .0

See Accompanying Notes to Financial Statements
77

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
3,405,146	(7)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,405,195, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $3,473,249, due 07/01/22-12/01/50)	$3,405,146	0 .1
3,890,772	(7)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,890,827, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $3,968,645, due 02/18/21-01/15/62)	3,890,772	0 .1
3,063,976	(7)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,064,020, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $3,126,387, due 02/28/25-05/31/25)	3,063,976	0 .1
8,643,784	(7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $8,643,936, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,838,635, due 07/15/22-02/15/47)	8,643,784	0 .3
		Total Repurchase Agreements (Cost $52,675,200)	52,675,200	1 .6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(7): 1.3%
37,260,080 (7)(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	$37,260,080	1.2
1,064,000 (7)(8)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.020%	1,064,000	0.0
1,570,000 (7)(8)	Morgan Stanley Institutional Liquidity Funds – Government Portfolio (Institutional Share Class), 0.030%	1,570,000	0.1
	Total Mutual Funds (Cost $39,894,080)	39,894,080	1.3
	Total Short-Term Investments (Cost $92,569,280)	92,569,280	2.9
	Total Investments in Securities (Cost $2,455,369,764)	$3,288,799,538	101.8
	Liabilities in Excess of Other Assets	(56,986,130)	(1.8)
	Net Assets	$3,231,813,408	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains non-income producing securities.

(4)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements
78

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$3,196,230,258	$—	$—	$3,196,230,258
Other	—	—	—	—
Short-Term Investments	39,894,080	52,675,200	—	92,569,280
Total Investments, at fair value	$3,236,124,338	$52,675,200	$—	$3,288,799,538

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, Voya Growth and Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Southern Energy (Escrow)	11/30/2005	$—	$—
		$—	$—
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $2,481,185,352.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$846,004,379
Gross Unrealized Depreciation	(38,390,193)
Net Unrealized Appreciation	$807,614,186
See Accompanying Notes to Financial Statements
79

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.8%
	Basic Materials: 0.6%
1,250,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	$1,361,020	0.1
1,073,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	1,081,631	0.0
476,000 (1)	Anglo American Capital PLC, 5.625%, 04/01/2030	607,012	0.0
702,000 (1)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	776,532	0.0
561,000 (1)	Newcrest Finance Pty Ltd., 4.200%, 05/13/ 2050	687,607	0.0
13,861,000	Other Securities	16,073,621	0.5
		20,587,423	0.6
	Communications: 2.7%
801,000 (1)	AT&T, Inc., 2.550%, 12/01/2033	825,434	0.0
3,701,000 (1)	AT&T, Inc., 3.550%, 09/15/2055	3,688,627	0.1
4,703,000 (1)	AT&T, Inc., 3.650%, 09/15/2059	4,726,452	0.2
5,354,000	AT&T, Inc., 1.650%-4.300%, 02/01/2028-02/01/2043	5,552,144	0.1
9,754,000	Comcast Corp., 2.650%-4.600%, 02/01/2030-11/01/2049	12,147,054	0.3
860,000 (1)	Deutsche Telekom AG, 3.625%, 01/21/2050	991,289	0.0
4,885,000 (1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	4,988,806	0.2
2,630,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	2,738,343	0.1
527,000 (1)	T-Mobile USA, Inc., 2.050%, 02/15/2028	548,823	0.0
1,738,000 (1)	T-Mobile USA, Inc., 3.300%, 02/15/2051	1,791,365	0.1
1,120,000 (1)	T-Mobile USA, Inc., 3.600%, 11/15/2060	1,190,913	0.1
818,000 (1)	T-Mobile USA, Inc., 3.750%, 04/15/2027	932,357	0.0
462,000 (1)	T-Mobile USA, Inc., 3.875%, 04/15/2030	535,578	0.0
817,000 (1)	T-Mobile USA, Inc., 4.375%, 04/15/2040	997,859	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
2,500,000 (1)	T-Mobile USA, Inc., 4.500%, 04/15/2050	$3,088,150	0.1
542,000 (1)	Verizon Communications, Inc., 2.987%, 10/30/2056	545,632	0.0
12,413,000	Verizon Communications, Inc., 2.650%-4.862%, 08/10/2033-11/20/2060	14,467,246	0.4
31,097,000	Other Securities	37,062,482	1.0
		96,818,554	2.7
	Consumer, Cyclical: 1.2%
778,000 (1)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	859,387	0.0
3,500,000 (1)	BMW US Capital LLC, 3.450%, 04/12/2023	3,731,953	0.1
891,000 (1)	British Airways 2020-1 Class A Pass Through Trust, 4.250%, 05/15/2034	954,322	0.0
1,875,000 (1)	Daimler Finance North America LLC, 2.125%, 03/10/2025	1,971,583	0.1
515,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	550,640	0.0
515,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	562,547	0.0
873,000 (1)(2)	Harley-Davidson Financial Services, Inc., 3.350%, 06/08/2025	946,209	0.0
1,688,000 (1)	Nissan Motor Co. Ltd., 3.522%, 09/17/2025	1,811,175	0.1
877,000 (1)	Nissan Motor Co. Ltd., 4.345%, 09/17/2027	969,395	0.0
446,000 (1)	Nissan Motor Co. Ltd., 4.810%, 09/17/2030	503,329	0.0
28,219,025	Other Securities	30,110,717	0.9
		42,971,257	1.2
	Consumer, Non-cyclical: 4.5%
17,148,000	AbbVie, Inc., 2.300%-4.625%, 11/06/2022-11/06/2042	19,324,456	0.5
520,000 (1)	Alcon Finance Corp., 2.600%, 05/27/2030	554,494	0.0

See Accompanying Notes to Financial Statements
80

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
6,511,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%-4.900%, 02/01/2036-02/01/2046	$8,412,311	0.2
3,169,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%-5.450%, 01/23/2039-06/01/2040	4,048,744	0.1
2,000,000 (1)	Cargill, Inc., 3.875%, 05/23/2049	2,448,827	0.1
10,596,000	Cigna Corp., 3.250%-4.900%, 07/15/2023-12/15/2048	12,553,472	0.3
59,680	CVS Pass-Through Trust, 6.943%, 01/10/2030	71,379	0.0
10,259,000	CVS Health Corp., 2.700%-5.050%, 07/20/2025-03/25/2048	12,816,309	0.4
466,000 (1)	Health Care Service Corp. A Mutual Legal Reserve Co., 3.200%, 06/01/2050	504,578	0.0
2,113,000 (1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,204,110	0.1
2,500,000 (1)	Mars, Inc., 4.125%, 04/01/2054	3,309,468	0.1
537,000 (1)	Royalty Pharma PLC, 1.200%, 09/02/2025	545,702	0.0
796,000 (1)	Royalty Pharma PLC, 1.750%, 09/02/2027	819,712	0.0
805,000 (1)	Royalty Pharma PLC, 3.300%, 09/02/2040	847,666	0.1
1,500,000 (1)	Viatris, Inc., 3.850%, 06/22/2040	1,693,068	0.0
80,041,000 (3)	Other Securities	91,504,659	2.6
		161,658,955	4.5
	Energy: 2.2%
5,514,000	BP Capital Markets America, Inc., 1.749%-3.224%, 04/14/2024-06/04/2051	5,854,363	0.2
2,833,000 (4)	BP Capital Markets PLC, 4.742%-4.875%, 03/11/2021-12/31/2199	2,957,639	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
498,000 (1)	Schlumberger Holdings Corp., 4.000%, 12/21/ 2025	$566,504	0.0
1,500,000 (1)	Schlumberger Investment SA, 2.400%, 08/01/2022	1,538,322	0.0
60,503,000 (3)	Other Securities	67,123,191	1.9
		78,040,019	2.2
	Financial: 9.2%
1,840,000 (1)	ANZ New Zealand Int’l Ltd./London, 3.400%, 03/19/2024	1,999,309	0.1
3,657,000 (1)	Athene Global Funding, 2.550%, 11/19/2030	3,662,403	0.1
519,000 (1)	Athene Global Funding, 2.950%, 11/12/2026	557,263	0.0
452,000 (1)	Aviation Capital Group LLC, 3.875%, 05/01/2023	471,249	0.0
808,000 (1)	Aviation Capital Group LLC, 4.375%, 01/30/2024	853,342	0.0
982,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	1,087,910	0.1
30,136,000 (4)	Bank of America Corp., 0.981%-5.125%, 05/17/2022-12/31/2199	32,941,597	0.9
1,773,000 (1)	Banque Federative du Credit Mutuel SA, 0.650%, 02/27/2024	1,778,555	0.1
1,535,000 (1)	Banque Federative du Credit Mutuel SA, 2.375%, 11/21/2024	1,627,978	0.0
1,000,000 (1)	Barclays Bank PLC, 10.179%, 06/12/2021	1,040,135	0.0
455,000 (1)(4)	BNP Paribas SA, 2.588%, 08/12/2035	465,685	0.0
4,115,000 (1)(4)	BNP Paribas SA, 2.819%, 11/19/2025	4,397,973	0.1
1,715,000 (1)(4)	BNP Paribas SA, 3.052%, 01/13/2031	1,872,695	0.1
3,960,000 (1)	BPCE SA, 2.700%, 10/01/2029	4,258,666	0.1
955,000 (1)	BPCE SA, 5.700%, 10/22/2023	1,081,540	0.0

See Accompanying Notes to Financial Statements
81

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
12,118,000 (4)	Citigroup, Inc., 1.678%-5.500%, 07/24/2023-06/03/2031	$13,291,709	0.4
2,000,000 (1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	2,112,585	0.1
745,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	876,897	0.0
1,358,000 (1)(4)	Cooperatieve Rabobank UA, 1.004%, 09/24/2026	1,368,657	0.0
6,252,000	Cooperatieve Rabobank UA, 3.950%-4.375%, 11/09/2022-08/04/2025	7,079,234	0.2
1,235,000 (1)(4)	Credit Agricole SA/ London, 1.907%, 06/16/2026	1,282,054	0.0
6,000,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	6,771,852	0.2
3,000,000 (1)(4)	Credit Suisse Group AG, 2.997%, 12/14/2023	3,138,723	0.1
1,292,000 (1)(4)	Credit Suisse Group AG, 4.194%, 04/01/2031	1,520,675	0.0
3,053,000	Credit Suisse Group Funding Guernsey Ltd., 3.450%-3.800%, 04/16/2021-09/15/2022	3,116,543	0.1
1,870,000 (1)(4)	Danske Bank A/S, 1.621%, 09/11/2026	1,880,147	0.1
4,500,000 (1)	Danske Bank A/S, 2.800%, 03/10/2021	4,519,564	0.1
600,000 (1)	Danske Bank A/S, 5.000%, 01/12/2022	626,551	0.0
609,000 (1)	Empower Finance 2020 L.P., 1.357%, 09/17/2027	613,880	0.0
1,925,000 (1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	2,024,515	0.1
10,517,000 (4)	HSBC Holdings PLC, 1.589%-4.950%, 11/07/2025-08/18/2031	11,652,768	0.3
16,650,000 (4)	JPMorgan Chase & Co., 2.182%-5.000%, 04/01/2023-12/31/2199	18,012,339	0.5
702,000 (1)	KKR Group Finance Co. VII LLC, 3.625%, 02/25/2050	783,550	0.0
1,841,000 (1)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	2,208,772	0.1
5,870,000	Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	6,174,672	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,810,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	$2,827,809	0.1
315,000 (1)	Mizuho Financial Group, Inc., 3.477%, 04/12/2026	353,205	0.0
13,166,000 (4)	Morgan Stanley, 1.794%-5.500%, 07/28/2021-02/13/2032	14,578,624	0.4
1,341,000 (1)	National Australia Bank Ltd., 2.332%, 08/21/2030	1,365,450	0.0
1,575,000 (1)(4)	National Australia Bank Ltd., 3.933%, 08/02/2034	1,771,147	0.1
894,000 (1)	Nationwide Building Society, 2.000%, 01/27/2023	923,002	0.0
1,004,000 (1)(4)	Nationwide Building Society, 3.960%, 07/18/2030	1,170,432	0.1
1,576,000 (1)	New York Life Global Funding, 2.875%, 04/10/2024	1,695,426	0.0
2,661,000 (1)(2)(4)	Nordea Bank ABP, 6.125%, 12/31/2199	2,907,342	0.1
174,000 (1)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	202,403	0.0
1,986,000 (1)	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025	2,077,930	0.1
2,000,000	Royal Bank of Canada, 0.898%, (US0003M + 0.660)%, 10/05/2023	2,021,031	0.1
760,000 (1)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	836,635	0.0
964,000 (1)(4)	Scentre Group Trust 2, 5.125%, 09/24/2080	1,018,106	0.0
1,360,000 (1)	Skandinaviska Enskilda Banken AB, 0.850%, 09/02/2025	1,365,066	0.0
1,801,000 (1)(4)	Standard Chartered PLC, 3.265%, 02/18/2036	1,886,146	0.1
1,234,000 (1)	Sumitomo Mitsui Trust Bank Ltd., 1.050%, 09/12/2025	1,243,370	0.0
3,500,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	3,874,934	0.1
2,470,000	UBS AG, 5.125%, 05/15/2024	2,728,733	0.1

See Accompanying Notes to Financial Statements
82

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
791,000 (1)(4)	UBS Group AG, 1.008%, 07/30/2024	$799,101	0.0
750,000 (1)(4)	UBS Group AG, 1.364%, 01/30/2027	758,774	0.0
300,000 (1)	USAA Capital Corp., 2.125%, 05/01/2030	315,665	0.0
11,056,000 (4)	Wells Fargo & Co., 2.406%-5.013%, 08/15/2023-04/04/2051	12,317,565	0.3
8,795,000 (4)	Wells Fargo Bank NA, 2.082%-3.625%, 10/22/2021-09/09/2022	8,977,666	0.3
1104,085,000 (3)	Other Securities	114,950,963	3.2
		330,118,512	9.2
	Industrial: 1.3%
264,000 (1)	BAE Systems PLC, 3.400%, 04/15/2030	299,393	0.0
1,295,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/ 2025	1,306,997	0.0
2,250,000 (1)	TTX Co., 3.600%, 01/15/2025	2,507,250	0.1
37,824,000 (3)	Other Securities	43,756,110	1.2
		47,869,750	1.3
	Technology: 1.4%
9,076,000	Apple, Inc., 2.550%-3.850%, 05/04/2043-08/20/2060	11,216,587	0.3
1,000,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,221,562	0.0
1,210,000 (1)	Leidos, Inc., 2.300%, 02/15/2031	1,234,289	0.0
900,000 (1)	Microchip Technology, Inc., 2.670%, 09/01/2023	941,819	0.0
6,400,000	Microsoft Corp., 3.700%, 08/08/2046	8,117,674	0.2
5,750,000	Microsoft Corp., 2.400%-2.525%, 08/08/2026-06/01/2050	6,128,131	0.2
255,000 (1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	289,593	0.0
1,000,000 (1)	TSMC Global Ltd., 0.750%, 09/28/2025	996,591	0.0
1,060,000 (1)	TSMC Global Ltd., 1.000%, 09/28/2027	1,050,651	0.1
17,425,000 (3)	Other Securities	19,696,864	0.6
		50,893,761	1.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: 2.7%
622,000 (1)	AES Corp./The, 1.375%, 01/15/2026	$628,005	0.0
1,576,000 (1)	AES Corp./The, 3.950%, 07/15/2030	1,784,481	0.1
2,500,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	3,066,124	0.1
3,219,000 (1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	3,355,795	0.1
1,413,000 (1)	Berkshire Hathaway Energy Co., 1.650%, 05/15/2031	1,414,591	0.0
1,055,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	1,145,023	0.0
1,485,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	1,681,938	0.1
3,885,000	Duke Energy Carolinas LLC, 3.200%-4.000%, 09/30/2042-08/15/2049	4,650,375	0.1
2,043,000	Duke Energy Progress LLC, 3.700%-4.200%, 08/15/2045-10/15/2046	2,565,266	0.1
868,000 (1)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	899,231	0.0
2,802,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,136,740	0.1
411,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	448,868	0.0
231,000 (1)	Narragansett Electric Co/The, 3.395%, 04/09/2030	262,155	0.0
845,000 (1)	NRG Energy, Inc., 2.000%, 12/02/2025	876,212	0.1
704,000 (1)	NRG Energy, Inc., 2.450%, 12/02/2027	741,374	0.0
842,000 (1)	Oglethorpe Power Corp., 3.750%, 08/01/2050	907,325	0.0
59,883,000 (3)	Other Securities	67,335,549	1.9
		94,899,052	2.7
	Total Corporate Bonds/Notes (Cost $843,353,739)	923,857,283	25.8

See Accompanying Notes to Financial Statements
83

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 18.8%
3,092,237 (1)(4)	Agate Bay Mortgage Trust 2015-6 B2, 3.607%, 09/25/2045	$3,212,288	0.1
4,096,296	Alternative Loan Trust 2005-10CB 1A1, 0.648%, (US0001M + 0.500)%, 05/25/2035	3,224,440	0.1
3,343,430	Alternative Loan Trust 2005-51 3A2A, 1.899%, (12MTA + 1.290)%, 11/20/2035	3,112,928	0.1
1,439,368	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	1,334,629	0.0
1,826,539	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,790,777	0.1
389,499 (5)	Alternative Loan Trust 2005-J3 2A2, 4.852%, (-1.000*US0001M + 5.000)%, 05/25/2035	55,614	0.0
1,280,094	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	893,349	0.0
2,590,714	Alternative Loan Trust 2006-HY11 A1, 0.388%, (US0001M + 0.120)%, 06/25/2036	2,509,567	0.1
1,854,923	Alternative Loan Trust 2007-23CB A3, 0.648%, (US0001M + 0.500)%, 09/25/2037	816,390	0.0
113,122	Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/2037	108,874	0.0
2,507,606	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 0.338%, (US0001M + 0.190)%, 01/25/2037	2,270,242	0.1
2,500,000 (1)	Bellemeade Re 2020-4 M2A Ltd., 2.750%, (US0001M + 2.600)%, 06/25/2030	2,501,672	0.1
17,189	CHL Mortgage Pass-Through Trust 2005-2 2A3, 0.828%, (US0001M + 0.680)%, 03/25/2035	15,736	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,487,015 (1)(4)	CIM Trust 2020-J1 B3, 3.485%, 07/25/2050	$1,447,580	0.0
1,101,724 (4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.361%, 09/25/2037	1,072,273	0.0
1,109,216 (1)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,174,550	0.0
43,603 (4)	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 3.125%, 08/25/2035	44,082	0.0
1,880,150	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/2035	1,888,487	0.1
2,000,000 (1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.148%, (US0001M + 2.000)%, 01/25/2040	1,996,732	0.1
889,366	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.648%, (US0001M + 0.500)%, 11/25/2035	411,183	0.0
3,832,643	Countrywide Asset-Backed Certificates 2005-IM1 M1, 0.868%, (US0001M + 0.720)%, 11/25/2035	3,772,797	0.1
2,000,000 (1)(4)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	2,046,889	0.1
800,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 3.798%, (US0001M + 3.650)%, 02/25/2040	808,953	0.0
1,000,000	Fannie Mae 2011-128 KB, 4.500%, 12/25/2041	1,197,821	0.0
12,646,413	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	15,129,516	0.4
1,554,221	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,660,215	0.1
23,595,445 (5)	Fannie Mae 2016-82 SD, 5.902%, (-1.000*US0001M + 6.050)%, 11/25/2046	5,337,863	0.2
3,854,513	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	4,028,778	0.1

See Accompanying Notes to Financial Statements
84

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,251,661	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 4.398%, (US0001M + 4.250)%, 04/25/2029	$6,571,626	0.2
2,303,218	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.148%, (US0001M + 4.000)%, 05/25/2025	2,353,493	0.1
99,473	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 4.148%, (US0001M + 4.000)%, 05/25/2025	101,411	0.0
3,966,586	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 5.698%, (US0001M + 5.550)%, 04/25/2028	4,188,317	0.1
5,322,858	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 4.398%, (US0001M + 4.250)%, 01/25/2029	5,561,826	0.2
6,024,398	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 4.598%, (US0001M + 4.450)%, 01/25/2029	6,296,322	0.2
222,863	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 4.498%, (US0001M + 4.350)%, 05/25/2029	233,128	0.0
3,360,097	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 3.698%, (US0001M + 3.550)%, 07/25/2029	3,471,274	0.1
4,992,947	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.798%, (US0001M + 3.650)%, 09/25/2029	5,128,056	0.1
1,364,402	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.148%, (US0001M + 3.000)%, 10/25/2029	1,385,440	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,083,190	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 2.998%, (US0001M + 2.850)%, 11/25/2029	$5,138,741	0.1
9,006,993	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 2.348%, (US0001M + 2.200)%, 01/25/2030	9,033,078	0.3
4,541,181	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 2.798%, (US0001M + 2.650)%, 02/25/2030	4,572,018	0.1
5,316,709	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.648%, (US0001M + 2.500)%, 05/25/2030	5,336,769	0.2
2,979,039	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.948%, (US0001M + 2.800)%, 02/25/2030	3,014,900	0.1
9,072,827	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 2.348%, (US0001M + 2.200)%, 08/25/2030	9,055,534	0.3
2,366,248	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 2.298%, (US0001M + 2.150)%, 10/25/2030	2,371,551	0.1
4,909,889	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 2.698%, (US0001M + 2.550)%, 12/25/2030	4,944,949	0.1
4,487,356	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 2.498%, (US0001M + 2.350)%, 01/25/2031	4,512,759	0.1
3,214,342	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.148%, (US0001M + 2.000)%, 03/25/2031	3,206,212	0.1

See Accompanying Notes to Financial Statements
85

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,484,407	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 2.248%, (US0001M + 2.100)%, 03/25/2031	$2,463,899	0.1
10,205,701	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 2.398%, (US0001M + 2.250)%, 07/25/2030	10,197,369	0.3
1,878,729 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.448%, (US0001M + 2.300)%, 08/25/2031	1,883,680	0.1
2,428,547 (1)	Fannie Mae Connecticut Avenue Securities 2019-R04 2M2, 2.248%, (US0001M + 2.100)%, 06/25/2039	2,431,878	0.1
1,396,502 (1)	Fannie Mae Connecticut Avenue Securities 2019-RO3 1M2, 2.298%, (US0001M + 2.150)%, 09/25/2031	1,400,199	0.0
3,699,361 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.548%, (US0001M + 2.400)%, 04/25/2031	3,711,146	0.1
1,245,343 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.598%, (US0001M + 2.450)%, 07/25/2031	1,249,703	0.0
3,678,707 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 2.248%, (US0001M + 2.100)%, 09/25/2039	3,686,811	0.1
1,800,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.198%, (US0001M + 2.050)%, 01/25/2040	1,799,920	0.1
500,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 3.798%, (US0001M + 3.650)%, 02/25/2040	506,297	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,595,311	Fannie Mae Connecticut Avenue Securities, 5.848%, (US0001M + 5.700)%, 04/25/2028	$1,709,611	0.1
415,734 (5)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/2043	66,682	0.0
368,026 (5)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/2043	56,831	0.0
5,878	Fannie Mae REMIC Trust 1994-77 FB, 1.648%, (US0001M + 1.500)%, 04/25/2024	5,940	0.0
286,641	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	322,252	0.0
22,662	Fannie Mae REMIC Trust 2002-21 FC, 1.048%, (US0001M + 0.900)%, 04/25/2032	22,924	0.0
734,060 (5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	150,439	0.0
55,467	Fannie Mae REMIC Trust 2004-11 A, 0.268%, (US0001M + 0.120)%, 03/25/2034	55,279	0.0
382,108	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	445,602	0.0
200,855	Fannie Mae REMIC Trust 2005-74 DK, 23.408%, (-4.000*US0001M + 24.000)%, 07/25/2035	328,496	0.0
4,014,475 (5)	Fannie Mae REMIC Trust 2005-92 SC, 6.532%, (-1.000*US0001M + 6.680)%, 10/25/2035	891,497	0.0
254,514	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	296,935	0.0
782,945	Fannie Mae REMIC Trust 2006-104 ES, 32.710%, (-5.000*US0001M + 33.450)%, 11/25/2036	1,571,903	0.0

See Accompanying Notes to Financial Statements
86

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,536,552 (5)	Fannie Mae REMIC Trust 2006-12 SD, 6.602%, (-1.000*US0001M + 6.750)%, 10/25/2035	$940,150	0.0
2,233,884 (5)	Fannie Mae REMIC Trust 2006-123 UI, 6.592%, (-1.000*US0001M + 6.740)%, 01/25/2037	564,053	0.0
495,124 (5)	Fannie Mae REMIC Trust 2006-72 HS, 6.552%, (-1.000*US0001M + 6.700)%, 08/25/2026	64,249	0.0
140,659	Fannie Mae REMIC Trust 2007-73 A1, 0.191%, (US0001M + 0.060)%, 07/25/2037	138,378	0.0
405,770	Fannie Mae REMIC Trust 2008-20 SP, 15.130%, (-2.500*US0001M + 15.500)%, 03/25/2038	568,629	0.0
1,847,051	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,082,202	0.1
6,780,160 (5)	Fannie Mae REMIC Trust 2010-102 SB, 6.452%, (-1.000*US0001M + 6.600)%, 09/25/2040	1,707,168	0.1
2,139,757 (5)	Fannie Mae REMIC Trust 2010-116 SE, 6.452%, (-1.000*US0001M + 6.600)%, 10/25/2040	461,958	0.0
5,986,741 (5)	Fannie Mae REMIC Trust 2010-123 SL, 5.922%, (-1.000*US0001M + 6.070)%, 11/25/2040	1,206,213	0.0
1,379,675	Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/2039	1,397,642	0.0
3,238,932 (5)	Fannie Mae REMIC Trust 2010-55 AS, 6.272%, (-1.000*US0001M + 6.420)%, 06/25/2040	703,419	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,048,357	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	$9,153,213	0.3
952,888	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	1,064,842	0.0
3,203,170 (5)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	393,778	0.0
721,256 (5)	Fannie Mae REMIC Trust 2012-10 US, 6.302%, (-1.000*US0001M + 6.450)%, 02/25/2042	99,392	0.0
643,105	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	669,656	0.0
8,230,831 (5)	Fannie Mae REMIC Trust 2012-113 SG, 5.952%, (-1.000*US0001M + 6.100)%, 10/25/2042	1,627,876	0.1
5,916,611 (5)	Fannie Mae REMIC Trust 2012-122 SB, 6.002%, (-1.000*US0001M + 6.150)%, 11/25/2042	1,138,392	0.0
2,532,679 (5)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	200,755	0.0
2,920,417	Fannie Mae REMIC Trust 2012-131 BS, 5.214%, (-1.200*US0001M + 5.400)%, 12/25/2042	2,950,760	0.1
8,899,929 (5)	Fannie Mae REMIC Trust 2012-137 SN, 5.952%, (-1.000*US0001M + 6.100)%, 12/25/2042	1,788,443	0.1
3,032,220 (5)	Fannie Mae REMIC Trust 2012-15 SP, 6.472%, (-1.000*US0001M + 6.620)%, 06/25/2040	212,600	0.0
2,128,356 (5)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	294,647	0.0

See Accompanying Notes to Financial Statements
87

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
318,006	Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/2042	$337,483	0.0
7,891,172 (5)	Fannie Mae REMIC Trust 2013-60 DS, 6.052%, (-1.000*US0001M + 6.200)%, 06/25/2033	1,473,571	0.0
7,337,438 (5)	Fannie Mae REMIC Trust 2013-9 DS, 6.002%, (-1.000*US0001M + 6.150)%, 02/25/2043	2,005,162	0.1
18,868,153 (5)	Fannie Mae REMIC Trust 2013-9 SA, 6.002%, (-1.000*US0001M + 6.150)%, 03/25/2042	3,362,980	0.1
1,339,074 (5)	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/2041	32,730	0.0
19,097,579 (5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	4,145,173	0.1
3,208,080 (5)	Fannie Mae REMICS 2005-66 SY, 6.552%, (-1.000*US0001M + 6.700)%, 07/25/2035	748,158	0.0
5,629,220 (5)	Fannie Mae REMICS 2006-120 QD, 4.552%, (-1.000*US0001M + 4.700)%, 10/25/2036	703,427	0.0
2,660,651 (5)	Fannie Mae REMICS 2006-59 XS, 7.052%, (-1.000*US0001M + 7.200)%, 07/25/2036	604,189	0.0
2,836,602 (5)	Fannie Mae REMICS 2007-53 SX, 5.952%, (-1.000*US0001M + 6.100)%, 06/25/2037	667,177	0.0
4,257,242 (5)	Fannie Mae REMICS 2010-112 PI, 6.000%, 10/25/2040	925,647	0.0
15,379,273 (5)	Fannie Mae REMICS 2010-139 SA, 5.882%, (-1.000*US0001M + 6.030)%, 12/25/2040	3,419,432	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
971,073	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	$1,102,316	0.0
99,282	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	105,865	0.0
3,590,593 (5)	Fannie Mae REMICS 2011-149 ES, 5.852%, (-1.000*US0001M + 6.000)%, 07/25/2041	439,306	0.0
457,073	Fannie Mae REMICS 2012-150 CS, 5.778%, (-1.500*US0001M + 6.000)%, 01/25/2043	458,618	0.0
9,267,775 (5)	Fannie Mae REMICS 2016-62 SC, 5.852%, (-1.000*US0001M + 6.000)%, 09/25/2046	2,309,253	0.1
38,883,247 (5)	Fannie Mae REMICS 2016-88 CS, 5.902%, (-1.000*US0001M + 6.050)%, 12/25/2046	8,459,291	0.2
10,834,982 (5)	Fannie Mae REMICS 2016-93 SL, 6.502%, (-1.000*US0001M + 6.650)%, 12/25/2046	2,231,704	0.1
2,643,264	Fannie Mae REMICS 2016-97 PA, 3.000%, 12/25/2044	2,742,414	0.1
13,018,328 (5)	Fannie Mae REMICS 2017-23 IO, 6.000%, 04/25/2047	3,021,329	0.1
1,889,843	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	2,007,722	0.1
364,470	Fannie Mae REMICS 2018-27 EA, 3.000%, 05/25/2048	389,139	0.0
6,096,486 (5)	Fannie Mae REMICS 2018-43 SE, 6.102%, (-1.000*US0001M + 6.250)%, 09/25/2038	1,337,973	0.0
1,374,450	Fannie Mae REMICS 2018-64 ET, 3.000%, 09/25/2048	1,447,549	0.0

See Accompanying Notes to Financial Statements
88

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,647,308 (5)	Fannie Mae REMICS 2019-18 SA, 5.902%, (-1.000*US0001M + 6.050)%, 05/25/2049	$2,240,915	0.1
8,617,205 (5)	Fannie Mae REMICS 2019-25 PS, 5.902%, (-1.000*US0001M + 6.050)%, 06/25/2049	2,075,906	0.1
1,405,643 (1)(4)	Flagstar Mortgage Trust 2018-1 B1, 4.013%, 03/25/2048	1,475,526	0.0
1,499,353 (1)(4)	Flagstar Mortgage Trust 2018-1 B2, 4.013%, 03/25/2048	1,580,240	0.0
1,967,900 (1)(4)	Flagstar Mortgage Trust 2018-1 B3, 4.013%, 03/25/2048	2,034,091	0.1
1,701,515 (1)(4)	Flagstar Mortgage Trust 2018-2 B2, 4.049%, 04/25/2048	1,813,898	0.1
1,460,143 (1)(4)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	1,510,089	0.0
4,293,943 (5)	Freddie Mac 2815 GS, 5.841%, (-1.000*US0001M + 6.000)%, 03/15/2034	891,137	0.0
1,174	Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/2021	1,192	0.0
192,383	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	218,195	0.0
181,175	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	203,294	0.0
87,071	Freddie Mac REMIC Trust 2411 FJ, 0.509%, (US0001M + 0.350)%, 12/15/2029	87,044	0.0
119,454	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	135,274	0.0
153,497	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	158,033	0.0
254,792	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	294,637	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
160,692	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	$187,553	0.0
286,589 (5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	58,752	0.0
346,638	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	409,313	0.0
962,151	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	1,111,108	0.0
681,557	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	778,299	0.0
802,280	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	917,284	0.0
5,017,932 (5)	Freddie Mac REMIC Trust 3045 DI, 6.571%, (-1.000*US0001M + 6.730)%, 10/15/2035	1,148,395	0.0
1,749,923 (5)	Freddie Mac REMIC Trust 3064 SP, 6.441%, (-1.000*US0001M + 6.600)%, 03/15/2035	108,689	0.0
322,673	Freddie Mac REMIC Trust 3065 DC, 19.384%, (-3.000*US0001M + 19.860)%, 03/15/2035	460,205	0.0
617,877 (5)	Freddie Mac REMIC Trust 3102 IS, 23.985%, (-3.667*US0001M + 24.567)%, 01/15/2036	386,606	0.0
2,593,355	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	2,997,154	0.1
1,484,152 (5)	Freddie Mac REMIC Trust 3170 SA, 6.441%, (-1.000*US0001M + 6.600)%, 09/15/2033	333,941	0.0
820,968 (5)	Freddie Mac REMIC Trust 3171 PS, 6.326%, (-1.000*US0001M + 6.485)%, 06/15/2036	174,544	0.0
1,223,893	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	1,431,715	0.0

See Accompanying Notes to Financial Statements
89

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
312,137 (4)	Freddie Mac REMIC Trust 3524 LA, 5.148%, 03/15/2033	$354,630	0.0
83,991	Freddie Mac REMIC Trust 3556 NT, 3.259%, (US0001M + 3.100)%, 03/15/2038	85,431	0.0
5,721,515 (5)	Freddie Mac REMIC Trust 3589 SB, 6.041%, (-1.000*US0001M + 6.200)%, 10/15/2039	1,276,260	0.0
916,084 (5)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	122,552	0.0
5,844,516	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	6,809,828	0.2
2,049,921	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	2,407,478	0.1
1,026,976	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	1,171,775	0.0
386,660 (5)	Freddie Mac REMIC Trust 3752 WS, 6.441%, (-1.000*US0001M + 6.600)%, 12/15/2039	11,024	0.0
1,784,662 (5)	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/2038	29,291	0.0
1,302,660	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	1,462,659	0.0
4,763,598 (5)	Freddie Mac REMIC Trust 3856 KS, 6.391%, (-1.000*US0001M + 6.550)%, 05/15/2041	916,478	0.0
1,523,000	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	1,747,904	0.1
1,355,419 (5)	Freddie Mac REMIC Trust 3925 SD, 5.891%, (-1.000*US0001M + 6.050)%, 07/15/2040	138,042	0.0
6,549,945 (5)	Freddie Mac REMIC Trust 3925 SL, 5.891%, (-1.000*US0001M + 6.050)%, 01/15/2041	647,193	0.0
656,300 (5)	Freddie Mac REMIC Trust 3936 GS, 6.541%, (-1.000*US0001M + 6.700)%, 11/15/2025	10,626	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,229,606 (5)	Freddie Mac REMIC Trust 3951 SN, 6.391%, (-1.000*US0001M + 6.550)%, 11/15/2041	$2,604,339	0.1
1,435,470 (5)	Freddie Mac REMIC Trust 3984 NS, 6.441%, (-1.000*US0001M + 6.600)%, 01/15/2040	39,472	0.0
763,042	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	855,379	0.0
1,640,581	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	2,008,723	0.1
1,021,558 (5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	47,270	0.0
2,797,155 (5)	Freddie Mac REMIC Trust 4094 YS, 6.541%, (-1.000*US0001M + 6.700)%, 04/15/2040	257,749	0.0
7,809,934 (5)	Freddie Mac REMIC Trust 4102 MS, 6.441%, (-1.000*US0001M + 6.600)%, 09/15/2042	1,565,736	0.1
727,551 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	108,186	0.0
4,393,485	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,784,492	0.1
28,310,471	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	32,309,801	0.9
7,633,669 (5)	Freddie Mac REMIC Trust 4313 SD, 5.991%, (-1.000*US0001M + 6.150)%, 03/15/2044	1,628,940	0.1
11,728,036 (5)	Freddie Mac REMIC Trust 4313 SE, 5.991%, (-1.000*US0001M + 6.150)%, 03/15/2044	2,462,723	0.1
1,565,677 (5)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	93,709	0.0
1,257,937 (5)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	195,828	0.0
7,627,839	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	8,867,687	0.3

See Accompanying Notes to Financial Statements
90

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,404,079 (5)	Freddie Mac REMIC Trust 4346 ST, 6.041%, (-1.000*US0001M + 6.200)%, 07/15/2039	$573,777	0.0
11,786,551	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	13,810,454	0.4
4,091,148 (5)	Freddie Mac REMIC Trust 4386 LS, 5.941%, (-1.000*US0001M + 6.100)%, 09/15/2044	784,086	0.0
7,869,525 (5)	Freddie Mac REMICS 3284 CI, 5.961%, (-1.000*US0001M + 6.120)%, 03/15/2037	1,795,629	0.1
3,408,240 (5)	Freddie Mac REMICS 3311 IC, 6.251%, (-1.000*US0001M + 6.410)%, 05/15/2037	721,303	0.0
7,198,155 (5)	Freddie Mac REMICS 3510 IC, 5.921%, (-1.000*US0001M + 6.080)%, 08/15/2037	1,613,700	0.1
3,636,785 (5)	Freddie Mac REMICS 3575 ST, 6.441%, (-1.000*US0001M + 6.600)%, 04/15/2039	765,956	0.0
10,562,173 (5)	Freddie Mac REMICS 3702 SB, 4.341%, (-1.000*US0001M + 4.500)%, 08/15/2040	1,693,384	0.1
4,391,127 (5)	Freddie Mac REMICS 4465 MI, 5.000%, 03/15/2041	836,201	0.0
12,131,766 (5)	Freddie Mac REMICS 4675 KS, 5.841%, (-1.000*US0001M + 6.000)%, 04/15/2047	2,771,479	0.1
225,730	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	230,690	0.0
14,759,206	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	16,387,707	0.5
2,357,349	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	2,507,134	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
29,364,647 (5)	Freddie Mac REMICS 4901 BS, 5.952%, (-1.000*US0001M + 6.100)%, 07/25/2049	$6,045,033	0.2
8,695,725	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	9,928,209	0.3
1,134,762 (1)	Freddie Mac STACR 2019-HQA3 M2, 1.998%, (US0001M + 1.850)%, 09/27/2049	1,124,611	0.0
5,000,000 (1)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 1.998%, (US0001M + 1.850)%, 02/25/2050	4,996,545	0.1
7,100,000 (1)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 3.748%, (US0001M + 3.600)%, 07/25/2050	7,184,628	0.2
3,600,000 (1)	Freddie Mac STACR Trust 2018-DNA2 M2, 2.298%, (US0001M + 2.150)%, 12/25/2030	3,580,747	0.1
3,900,000 (1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 2.448%, (US0001M + 2.300)%, 10/25/2048	3,878,917	0.1
8,067,243 (5)	Freddie Mac Strips Series 311 S1, 5.791%, (-1.000*US0001M + 5.950)%, 08/15/2043	1,331,334	0.0
555,365	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.148%, (US0001M + 4.000)%, 08/25/2024	568,714	0.0
1,167,829	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.048%, (US0001M + 3.900)%, 12/25/2027	1,188,363	0.0
2,892,001	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 4.848%, (US0001M + 4.700)%, 04/25/2028	3,022,887	0.1

See Accompanying Notes to Financial Statements
91

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
89,342	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.948%, (US0001M + 3.800)%, 03/25/2025	$89,490	0.0
1,511,052	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 5.700%, (US0001M + 5.550)%, 07/25/2028	1,583,193	0.1
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 3.998%, (US0001M + 3.850)%, 03/25/2029	520,451	0.0
11,050,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 2.648%, (US0001M + 2.500)%, 03/25/2030	11,251,071	0.3
851,782	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 3.698%, (US0001M + 3.550)%, 08/25/2029	878,130	0.0
6,448,186	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 2.798%, (US0001M + 2.650)%, 12/25/2029	6,522,397	0.2
7,003,630	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 2.498%, (US0001M + 2.350)%, 04/25/2030	7,135,529	0.2
5,190,833	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 1.948%, (US0001M + 1.800)%, 07/25/2030	5,164,076	0.2
1,026,010	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 2.448%, (US0001M + 2.300)%, 09/25/2030	1,026,792	0.0
1,800,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2, 2.682%, (SOFR30A + 2.600)%, 11/25/2050	1,822,294	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
277,711	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/2043	$338,719	0.0
358,149	Freddie Mac Structured Pass Through Certificates T-62 1A1, 1.809%, (12MTA + 1.200)%, 10/25/2044	365,260	0.0
30,548	Freddie Mac-Ginnie Mae Series 27 FC, 1.875%, (PRIME + (1.375))%, 03/25/2024	30,874	0.0
648,345 (1)(4)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/ 2059	667,712	0.0
931,562 (1)(6)	GCAT 2020-NQM2 A2 Trust, 2.272% (Step Rate @ 3.272% on 07/25/2024), 04/25/2065	944,813	0.0
9,648,661 (5)	Ginnie Mae 2007-35 KY, 6.297%, (-1.000*US0001M + 6.450)%, 06/16/2037	2,157,281	0.1
759,000	Ginnie Mae 2013-26 GU, 1.500%, 04/20/2042	777,921	0.0
694,819	Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	716,905	0.0
297,855	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	295,221	0.0
302,982	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	310,383	0.0
701,318 (5)	Ginnie Mae Series 2005-7 AH, 6.617%, (-1.000*US0001M + 6.770)%, 02/16/2035	146,480	0.0
341,445	Ginnie Mae Series 2007-8 SP, 21.557%, (-3.242*US0001M + 22.049)%, 03/20/2037	570,012	0.0
1,999,789 (5)	Ginnie Mae Series 2008-35 SN, 6.248%, (-1.000*US0001M + 6.400)%, 04/20/2038	364,953	0.0

See Accompanying Notes to Financial Statements
92

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,038,997 (5)	Ginnie Mae Series 2008-40 PS, 6.347%, (-1.000*US0001M + 6.500)%, 05/16/2038	$215,235	0.0
8,168,782 (5)	Ginnie Mae Series 2009-106 SU, 6.048%, (-1.000*US0001M + 6.200)%, 05/20/2037	1,708,297	0.1
2,669,076 (5)	Ginnie Mae Series 2009-25 KS, 6.048%, (-1.000*US0001M + 6.200)%, 04/20/2039	602,415	0.0
1,347,812	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,527,353	0.0
1,644,719	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,849,729	0.1
193,680 (5)	Ginnie Mae Series 2009-33 SN, 6.148%, (-1.000*US0001M + 6.300)%, 05/20/2039	2,058	0.0
12,637,891	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,953,610	0.4
85,604 (5)	Ginnie Mae Series 2009-43 HS, 6.048%, (-1.000*US0001M + 6.200)%, 06/20/2038	448	0.0
1,841,106 (5)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	201,735	0.0
1,748,139 (5)	Ginnie Mae Series 2010-116 NS, 6.497%, (-1.000*US0001M + 6.650)%, 09/16/2040	344,338	0.0
5,007,048 (5)	Ginnie Mae Series 2010-116 SK, 6.468%, (-1.000*US0001M + 6.620)%, 08/20/2040	1,088,930	0.0
7,217,526 (5)	Ginnie Mae Series 2010-149 HS, 5.947%, (-1.000*US0001M + 6.100)%, 05/16/2040	851,625	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,644,988 (5)	Ginnie Mae Series 2010-4 SP, 6.347%, (-1.000*US0001M + 6.500)%, 01/16/2039	$317,277	0.0
2,854,977	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	3,219,158	0.1
1,324,499 (5)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	111,489	0.0
1,881,986 (5)	Ginnie Mae Series 2010-68 MS, 5.698%, (-1.000*US0001M + 5.850)%, 06/20/2040	360,184	0.0
4,096,597 (5)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/2040	863,123	0.0
2,216,828 (5)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	139,521	0.0
516,076 (5)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	31,636	0.0
41,466	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	45,872	0.0
4,135,940 (5)	Ginnie Mae Series 2011-80 KS, 6.518%, (-1.000*US0001M + 6.670)%, 06/20/2041	1,109,527	0.0
455,555 (5)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/2040	22,362	0.0
10,136,512 (5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	1,822,361	0.1
8,246,590 (5)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/2043	1,743,306	0.1
8,392,819	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	8,870,561	0.3
7,416,411 (5)	Ginnie Mae Series 2014-3 SU, 5.898%, (-1.000*US0001M + 6.050)%, 07/20/2039	1,641,722	0.0

See Accompanying Notes to Financial Statements
93

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,413,961	Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/2044	$1,717,962	0.1
9,153,744 (5)	Ginnie Mae Series 2014-55 MS, 6.047%, (-1.000*US0001M + 6.200)%, 04/16/2044	1,973,237	0.1
9,062,669 (5)	Ginnie Mae Series 2014-56 SP, 6.047%, (-1.000*US0001M + 6.200)%, 12/16/2039	1,384,303	0.0
8,280,614 (5)	Ginnie Mae Series 2014-58 CS, 5.447%, (-1.000*US0001M + 5.600)%, 04/16/2044	1,571,944	0.0
10,609,185 (5)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/2044	2,414,736	0.1
4,209,175 (5)	Ginnie Mae Series 2014-99 S, 5.448%, (-1.000*US0001M + 5.600)%, 06/20/2044	882,402	0.0
2,717,244	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	2,896,523	0.1
3,177,567	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	3,380,195	0.1
46,195,433 (5)	Ginnie Mae Series 2019-145 LS, 2.678%, (-1.000*US0001M + 2.830)%, 11/20/2049	3,381,778	0.1
1,388,882 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	1,408,817	0.0
2,116,989 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ2 A4, 3.500%, 07/25/2050	2,162,221	0.1
1,478,797 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ4 A4, 3.000%, 01/25/2051	1,515,076	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
52,513	HarborView Mortgage Loan Trust 2005-2 2A1A, 0.592%, (US0001M + 0.440)%, 05/19/2035	$49,698	0.0
200,503	HomeBanc Mortgage Trust 2004-1 2A, 1.008%, (US0001M + 0.860)%, 08/25/2029	194,885	0.0
3,000,000	HomeBanc Mortgage Trust 2005-4 M1, 0.853%, (US0001M + 0.470)%, 10/25/2035	3,039,217	0.1
2,723,728	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.568%, (US0001M + 0.420)%, 04/25/2046	2,527,206	0.1
2,225,681	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 0.568%, (US0001M + 0.420)%, 02/25/2046	1,797,197	0.0
7,966 (4)	JP Morgan Mortgage Trust 2005-A1 6T1, 3.344%, 02/25/2035	7,615	0.0
85,083 (4)	JP Morgan Mortgage Trust 2007-A1 5A5, 3.059%, 07/25/2035	84,622	0.0
1,497,108 (1)(4)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	1,529,522	0.0
4,337,185 (1)(4)	JP Morgan Mortgage Trust 2017-4 B1, 3.928%, 11/25/2048	4,578,204	0.1
1,591,628 (1)(4)	JP Morgan Mortgage Trust 2017-4 B2, 3.928%, 11/25/2048	1,665,738	0.1
1,032,009 (1)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.817%, 12/25/2048	1,065,725	0.0
1,592,241 (1)(4)	JP Morgan Mortgage Trust 2018-1 B1, 3.721%, 06/25/2048	1,681,625	0.1
1,592,241 (1)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.721%, 06/25/2048	1,655,700	0.1
1,966,887 (1)(4)	JP Morgan Mortgage Trust 2018-1 B3, 3.721%, 06/25/2048	2,014,559	0.1

See Accompanying Notes to Financial Statements
94

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,411,840 (1)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.753%, 09/25/2048	$1,482,324	0.0
1,272,574 (1)(4)	JP Morgan Mortgage Trust 2018-4 B1, 3.750%, 10/25/2048	1,335,689	0.0
219,096 (1)(4)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	226,010	0.0
533,464 (1)(4)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	547,438	0.0
2,432,793 (1)(4)	JP Morgan Mortgage Trust 2019-7 B2A, 3.190%, 02/25/2050	2,451,153	0.1
1,954,491 (1)(4)	JP Morgan Mortgage Trust 2019-8 B3A, 3.444%, 03/25/2050	2,002,407	0.1
2,452,237 (1)(4)	JP Morgan Mortgage Trust 2019-HYB1 B1, 3.889%, 10/25/2049	2,582,494	0.1
687,994 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	709,472	0.0
1,615,618 (1)(4)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	1,649,912	0.0
1,982,899 (1)(4)	JP Morgan Mortgage Trust 2020-5 B1, 3.725%, 12/25/2050	2,104,915	0.1
1,358,962 (1)(4)	JP Morgan Mortgage Trust 2020-7 A15, 3.000%, 01/25/2051	1,395,921	0.0
2,358,461 (1)(4)	JP Morgan Mortgage Trust 2020-8 B1, 3.620%, 03/25/2051	2,516,776	0.1
1,442,167 (1)(4)	JP Morgan Mortgage Trust 2020-8 B2, 3.620%, 03/25/2051	1,527,304	0.0
1,914,257 (1)(4)	JP Morgan Mortgage Trust 2020-8 B3, 3.620%, 03/25/2051	1,941,676	0.1
1,259,759 (1)(4)	JP Morgan Mortgage Trust 2020-LTV2 A15, 3.000%, 11/25/2050	1,290,538	0.0
4,620,853,436 (1)(5)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	1,376,090	0.0
7,268,761 (5)	Lehman Mortgage Trust 2006-9 2A5, 6.472%, (-1.000*US0001M + 6.620)%, 01/25/2037	1,772,075	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,679,376	Lehman XS Trust Series 2005-5N 1A2, 0.508%, (US0001M + 0.360)%, 11/25/2035	$2,450,389	0.1
187,041	Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 0.908%, (US0001M + 0.380)%, 08/25/2035	187,755	0.0
25,732	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 0.648%, (US0001M + 0.250)%, 11/25/2035	24,969	0.0
2,000,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 1.948%, (US0001M + 1.800)%, 09/25/2035	1,963,330	0.1
1,486,455	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	1,156,626	0.0
1,537,377 (1)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,664,984	0.1
17,235 (1)(4)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	17,670	0.0
1,343,617 (1)(4)	OBX 2020-EXP3 1A9 Trust, 3.000%, 01/25/2060	1,382,672	0.0
1,100,217 (1)(4)	PSMC 2020-3 A1 Trust, 3.000%, 11/25/2050	1,132,757	0.0
601,236 (1)	RBSSP Resecuritization Trust 2011-3 2A1, 0.400%, (US0001M + 0.250)%, 02/26/2037	601,671	0.0
49,413	Sequoia Mortgage Trust 2003-4 2A1, 0.852%, (US0001M + 0.350)%, 07/20/2033	48,237	0.0
24,152 (4)	Sequoia Mortgage Trust 2005-4 2A1, 2.789%, 04/20/2035	24,874	0.0
1,043,600 (1)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.930%, 10/25/2044	1,078,802	0.0

See Accompanying Notes to Financial Statements
95

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,323 (1)(4)	Sequoia Mortgage Trust 2014-4 B3, 3.873%, 11/25/2044	$1,013,000	0.0
968,523 (1)(4)	Sequoia Mortgage Trust 2015-2 B3, 3.728%, 05/25/2045	1,024,767	0.0
1,069,196 (1)(4)	Sequoia Mortgage Trust 2015-3 B3, 3.711%, 07/25/2045	1,102,965	0.0
2,900,000 (1)(4)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,022,970	0.1
671,400 (1)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	690,357	0.0
4,723,655 (1)(4)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.461%, 02/25/2048	5,095,901	0.2
631,435 (1)(4)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	646,926	0.0
1,248,660 (1)(4)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	1,284,255	0.0
565,186 (1)(4)	Sequoia Mortgage Trust 2020-1 A19, 3.500%, 02/25/2050	577,466	0.0
1,500,000 (1)(4)	Sequoia Mortgage Trust 2020-1 A7, 3.500%, 02/25/2050	1,564,377	0.1
2,057,528 (1)(4)	Sequoia Mortgage Trust 2020-3 B3, 3.402%, 04/25/2050	2,015,676	0.1
698,000 (1)(4)	Starwood Mortgage Residential Trust 2020-1, 2.878%, 02/25/2050	698,675	0.0
196,055	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 0.652%, (US0001M + 0.250)%, 07/19/2035	188,134	0.0
84,021	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 0.652%, (US0001M + 0.250)%, 07/19/2035	83,342	0.0
1,475,878 (1)(6)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	1,507,292	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,696	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 1.753%, (COF 11 + 1.250)%, 02/27/2034	$6,728	0.0
19,290	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 2.009%, (12MTA + 1.400)%, 08/25/2042	18,619	0.0
28,185	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 0.788%, (US0001M + 0.640)%, 01/25/2045	28,140	0.0
682,495 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.532%, 10/25/2036	657,052	0.0
303,958	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.003%, (COF 11 + 1.500)%, 07/25/2046	288,762	0.0
51,154,630 (4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 2.008%, 08/25/2045	2,295,886	0.1
1,522,377	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 1.128%, (US0001M + 0.490)%, 10/25/2045	1,486,167	0.0
627,030 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.037%, 10/25/2036	616,688	0.0
1,180,261 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.490%, 12/25/2036	1,130,973	0.0
2,080,234 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.095%, 08/25/2046	2,000,765	0.1

See Accompanying Notes to Financial Statements
96

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,802,054 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.208%, 04/25/2037	$2,579,089	0.1
1,888,889 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.097%, 07/25/2037	1,830,010	0.1
1,697,042	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 0.248%, (US0001M + 0.100)%, 12/25/2036	1,147,216	0.0
3,897,459	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.569%, (12MTA + 0.960)%, 08/25/2046	2,609,877	0.1
1,304,263	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.578%, (US0001M + 0.430)%, 06/25/2037	1,052,290	0.0
122,383 (4)	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 4.073%, 05/25/2035	121,144	0.0
302,938 (4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.019%, 04/25/2036	287,792	0.0
1,481,684 (1)(4)	Wells Fargo Mortgage Backed Securities 2020-1 B2 Trust, 3.426%, 12/25/2049	1,519,768	0.1
953,616 (1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.765%, 08/20/2045	993,659	0.0
13,974,176	Other Securities	13,295,205	0.4
	Total Collateralized Mortgage Obligations (Cost $645,713,035)	673,122,066	18.8
MUNICIPAL BONDS: 0.0%
	California: 0.0%
1,500,000	Other Securities	2,231,003	0.0
	Total Municipal Bonds (Cost $1,500,000)	$2,231,003	0.0

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 5.0%
	U.S. Treasury Bonds: 1.7%
17,000	1.250%,05/15/2050	15,392	0.0
40,142,000	1.375%,11/15/2040	39,630,817	1.1
21,957,000	1.375%,08/15/2050	20,522,933	0.6
		60,169,142	1.7

	U.S. Treasury Notes: 3.3%
34,395,000	0.125%,12/31/2022	34,397,687	1.0
47,695,000	0.125%,12/15/2023	47,637,244	1.3
19,793,000	0.375%,12/31/2025	19,804,598	0.5
12,742,000	0.625%,11/30/2027	12,736,027	0.4
3,437,900	0.125%-0.875%, 10/15/2023-11/15/2030	3,425,084	0.1
		118,000,640	3.3
	Total U.S. Treasury Obligations (Cost $178,466,877)	178,169,782	5.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.1
	Federal Home Loan Mortgage Corporation: 3.4%(7)
56,952	2.008%, (US0012M + 1.345)%,09/01/2035	58,936	0.0
15,997	2.383%, (H15T1Y + 2.250)%,11/01/2035	16,876	0.0
6,029	2.404%, (H15T1Y + 2.250)%,11/01/2031	6,069	0.0
1,462	2.564%, (H15T1Y + 2.210)%,06/01/2024	1,462	0.0
132,682	2.657%, (H15T1Y + 2.462)%,01/01/2029	132,922	0.0
468,418	2.838%, (US0012M + 1.721)%,06/01/2035	491,999	0.0
7,845,552	3.000%,10/01/2046	8,494,814	0.3
8,836,988	3.000%,03/01/2048	9,465,227	0.3
17,249,579	3.500%,03/01/2048	18,852,891	0.5
4,332	3.750%, (H15T1Y + 2.250)%,04/01/2032	4,356	0.0
2,798	3.750%, (H15T1Y + 2.250)%,03/01/2036	2,966	0.0
75,976,141	2.500%-6.500%, 11/01/2021-06/01/2048	82,877,282	2.3
		120,405,800	3.4
	Federal National Mortgage Association: 0.0%(7)
1,552,441	1.588%-4.079%, 09/01/2031-10/01/2044	$1,579,273	0.0

See Accompanying Notes to Financial Statements
97

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: 2.3%
16,261,000 (8)	2.000%,01/01/2051	17,003,522	0.5
33,754,000 (8)	2.500%,02/01/2051	35,659,272	1.0
9,565,787	3.500%,12/20/2047	10,306,009	0.3
18,009,060 (4)(8)	3.000%-5.500%, 11/15/2035-03/20/2060	19,715,263	0.5
		82,684,066	2.3
	Uniform Mortgage-Backed Securities: 6.4%
8,082,246	3.000%,04/01/2045	8,769,780	0.3
8,120,341	3.000%,01/01/2047	8,502,837	0.2
22,440,582	3.500%,08/01/2046	24,538,706	0.7
10,867,832	3.500%,07/01/2048	11,874,488	0.3
7,012,649	4.000%,12/01/2039	7,716,486	0.2
151,697,735 (8)	1.500%-7.500%, 02/01/2021-02/01/2051	167,415,400	4.7
		228,817,697	6.4
	Total U.S. Government Agency Obligations (Cost $408,949,738)	433,486,836	12.1
ASSET-BACKED SECURITIES: 9.3%
	Automobile Asset-Backed Securities: 0.4%
1,573,408 (1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,596,667	0.0
1,250,000 (1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	1,274,062	0.0
12,300,000	Other Securities	12,699,686	0.4
		15,570,415	0.4
	Home Equity Asset-Backed Securities: 0.2%
1,305,210 (1)(4)(6)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	1,297,102	0.0
719,019	Home Equity Asset Trust 2005-2 M5, 1.243%, (US0001M + 1.095)%, 07/25/2035	720,781	0.0
2,057,351	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 1.063%, (US0001M + 0.915)%, 03/25/2035	2,057,079	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities: (continued)
426,160	New Century Home Equity Loan Trust 2005-2 M3, 0.883%, (US0001M + 0.735)%, 06/25/2035	$425,722	0.0
50,613	Renaissance Home Equity Loan Trust 2003-2 A, 1.028%, (US0001M + 0.880)%, 08/25/2033	49,017	0.0
1,874,218 (4)(6)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	1,975,631	0.1
56,308	Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 0.228%, (US0001M + 0.080)%, 11/25/2036	22,707	0.0
		6,548,039	0.2
	Other Asset-Backed Securities: 7.9%
1,322,452 (1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	1,319,935	0.0
1,556,508 (1)(4)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	1,581,596	0.1
8,750,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 1.548%, (US0003M + 1.330)%, 01/20/2033	8,762,959	0.2
2,459,862 (1)(4)(5)(9)	American Homes 4 Rent 2015-SFR1 XS, 3.232%, 04/17/2052	—	—
9,500,000 (1)	Apidos CLO XXXII 2019-32A A1, 1.538%, (US0003M + 1.320)%, 01/20/2033	9,515,077	0.3
4,500,000 (1)	Apidos CLO XXXIII 2020-33A A, 1.973%, (US0003M + 1.700)%, 07/24/2031	4,513,855	0.1

See Accompanying Notes to Financial Statements
98

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
8,000,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 1.467%, (US0003M + 1.230)%, 01/15/2030	7,919,456	0.2
3,470,000 (1)	Babson CLO Ltd. 2017-1A A2, 1.568%, (US0003M + 1.350)%, 07/18/2029	3,465,402	0.1
4,393,000 (1)	Babson CLO Ltd. 2018-3A A2, 1.518%, (US0003M + 1.300)%, 07/20/2029	$4,375,955	0.1
1,600,000 (1)	Bain Capital Credit CLO 2017-1A A2, 1.568%, (US0003M + 1.350)%, 07/20/2030	1,596,443	0.0
3,200,000 (1)	Beechwood Park CLO Ltd. 2019-1A A1, 1.548%, (US0003M + 1.330)%, 01/17/2033	3,204,714	0.1
9,015,200 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 1.487%, (US0003M + 1.250)%, 07/15/2029	9,015,326	0.3
5,000,000 (1)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 1.587%, (US0003M + 1.350)%, 01/15/2033	5,009,480	0.1
5,070,000 (1)	BlueMountain CLO 2015-1A BR, 2.724%, (US0003M + 2.500)%, 04/13/2027	5,070,152	0.1
2,350,000 (1)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	2,414,100	0.1
3,490,000 (1)	Broad River BSL Funding CLO 2020-1A A, 2.068%, (US0003M + 1.850)%, 04/20/2029	3,496,362	0.1
4,000,000 (1)	Carbone CLO Ltd. 2017-1A A1, 1.358%, (US0003M + 1.140)%, 01/20/2031	3,999,988	0.1
2,400,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 1.348%, (US0003M + 1.130)%, 04/17/2031	2,362,958	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
840,000 (1)	Cedar Funding II CLO Ltd. 2013-1A A1R, 1.460%, (US0003M + 1.230)%, 06/09/2030	840,029	0.0
51,613	Chase Funding Trust Series 2002-4 2A1, 0.888%, (US0001M + 0.740)%, 10/25/2032	51,317	0.0
106,708	Chase Funding Trust Series 2003-5 2A2, 0.748%, (US0001M + 0.600)%, 07/25/2033	$102,708	0.0
3,750,000 (1)	CIFC Funding 2013-2A A1LR, 1.428%, (US0003M + 1.210)%, 10/18/2030	3,745,324	0.1
3,453,000 (1)	CIFC Funding 2017-2A A Ltd., 1.458%, (US0003M + 1.240)%, 04/20/2030	3,453,124	0.1
3,000,000 (1)	CIFC Funding 2017-2A C, 2.568%, (US0003M + 2.350)%, 04/20/2030	2,991,960	0.1
4,000,000 (1)	CIFC Funding 2019-6A A1 Ltd., 1.560%, (US0003M + 1.330)%, 01/16/2033	4,007,160	0.1
2,766,000 (1)	Cole Park CLO Ltd. 2015-1A CR, 2.218%, (US0003M + 2.000)%, 10/20/2028	2,766,216	0.1
5,631,995	Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 0.298%, (US0001M + 0.150)%, 10/25/2036	5,114,609	0.1
938,125 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	1,018,316	0.0
493,750 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	522,692	0.0
12,160,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 1.447%, (US0003M + 1.210)%, 10/15/2030	12,160,024	0.3

See Accompanying Notes to Financial Statements
99

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,375,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,470,172	0.0
1,200,000 (1)	Dryden 55 CLO Ltd. 2018-55A A1, 1.257%, (US0003M + 1.020)%, 04/15/2031	1,195,273	0.0
8,610,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 1.587%, (US0003M + 1.350)%, 04/15/2028	$8,591,807	0.3
7,460,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 1.421%, (US0003M + 1.200)%, 08/15/2030	7,460,754	0.2
3,662,325 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,821,947	0.1
4,250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 1.435%, (US0003M + 1.220)%, 07/24/2030	4,249,987	0.1
2,100,000 (1)	Gilbert Park CLO Ltd. 2017-1A A, 1.427%, (US0003M + 1.190)%, 10/15/2030	2,100,021	0.1
116,607	GSAMP Trust 2007-FM1 A2A, 0.218%, (US0001M + 0.070)%, 12/25/2036	71,060	0.0
1,716,298 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	1,819,965	0.1
2,000,000 (1)	Jay Park CLO Ltd. 2016-1A BR, 2.218%, (US0003M + 2.000)%, 10/20/2027	2,000,054	0.1
4,300,000 (1)(8)	KKR CLO 21 A Ltd., 1.237%, (US0003M + 1.000)%, 04/15/2031	4,268,318	0.1
10,000,000 (1)	LCM 26A A2 Ltd., 1.468%, (US0003M + 1.250)%, 01/20/2031	9,915,290	0.3
6,308,000 (1)	LCM XIV L.P. 14A AR, 1.258%, (US0003M + 1.040)%, 07/20/2031	6,263,169	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
58,753	Long Beach Mortgage Loan Trust 2004-4 1A1, 0.708%, (US0001M + 0.560)%, 10/25/2034	56,622	0.0
2,120,000 (1)	Madison Park Funding XV Ltd. 2014-15A B1R, 2.417%, (US0003M + 2.200)%, 01/27/2026	2,120,238	0.1
5,150,000 (1)	Madison Park Funding XXXV Ltd. 2019-35A A2A, 1.868%, (US0003M + 1.650)%, 04/20/2031	$5,153,584	0.1
4,600,000 (1)	Magnetite CLO Ltd. 2020-26A A, 1.987%, (US0003M + 1.750)%, 07/15/2030	4,614,936	0.1
335,581 (1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	336,241	0.0
1,750,000 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	1,793,621	0.1
2,137,834 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	2,314,137	0.1
1,255,765 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,303,258	0.0
2,568,947 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	2,772,186	0.1
2,000,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 2.680%, (US0003M + 2.450)%, 10/16/2032	2,004,776	0.1
5,100,000 (1)	Oaktree CLO 2020-1A A Ltd., 2.345%, (US0003M + 2.000)%, 07/15/2029	5,122,328	0.1
3,500,000 (1)	OCP CLO 2020-18A A Ltd., 2.018%, (US0003M + 1.800)%, 04/20/2030	3,507,234	0.1
4,000,000 (1)	OCP CLO 2020-19 A A1 Ltd., 2.070%, (US0003M + 1.750)%, 07/20/2031	4,013,736	0.1

See Accompanying Notes to Financial Statements
100

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
4,510,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 1.538%, (US0003M + 1.320)%, 03/17/2030	4,510,212	0.1
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 1.587%, (US0003M + 1.350)%, 07/15/2029	2,991,849	0.1
2,250,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 1.612%, (US0003M + 1.375)%, 07/15/2029	$2,242,224	0.1
4,000,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 1.568%, (US0003M + 1.350)%, 07/19/2030	3,981,876	0.1
4,250,000 (1)	Octagon Investment Partners XVII Ltd. 2013-1A A1R2, 1.215%, (US0003M + 1.000)%, 01/25/2031	4,216,047	0.1
8,000,000 (1)	OHA Loan Funding 2015-1A A1R2 Ltd., 1.561%, (US0003M + 1.340)%, 11/15/2032	8,009,112	0.2
5,515,000 (1)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.318%, (US0003M + 1.100)%, 07/20/2030	5,499,542	0.1
3,000,000 (1)	Palmer Square CLO 2018-1A A1 Ltd., 1.248%, (US0003M + 1.030)%, 04/18/2031	2,985,777	0.1
2,000,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 2.087%, (US0003M + 1.850)%, 04/15/2026	1,940,636	0.1
900,000 (1)(8)	Palmer Square Loan Funding 2018-2A C Ltd., 2.187%, (US0003M + 1.950)%, 07/15/2026	887,900	0.0
1,033,571	Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 M4, 1.228%, (US0001M + 1.080)%, 03/25/2035	1,037,425	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
881,868 (4)(6)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.626%, 01/25/2036	895,706	0.0
4,375,000 (1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	4,499,942	0.1
1,500,000 (1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	$1,540,886	0.1
3,200,000 (1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	3,308,524	0.1
1,000,000 (1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	1,038,984	0.0
1,537,083 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,648,546	0.1
2,060,000 (1)	Sound Point CLO XXV Ltd. 2019-4A A1A, 1.637%, (US0003M + 1.400)%, 01/15/2033	2,063,469	0.1
1,903,486 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,149,372	0.1
1,764,000 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,952,612	0.1
900,000 (1)	TCW CLO 2018-1A A1B2 Ltd., 1.915%, (US0003M + 1.700)%, 04/25/2031	900,347	0.0
5,500,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	5,255,363	0.2
2,327,636 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 1.448%, (US0003M + 1.230)%, 10/18/2030	2,326,865	0.1
9,500,000 (1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 1.404%, (US0003M + 1.190)%, 11/01/2031	9,484,506	0.2
1,500,000 (1)(4)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	1,618,800	0.0
1,649,000 (1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,701,916	0.1

See Accompanying Notes to Financial Statements
101

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,084,777	Other Securities	1,095,133	0.0
		282,521,522	7.9
	Student Loan Asset-Backed Securities: 0.8%
899,092 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	$924,803	0.0
648,464 (1)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	673,520	0.0
1,193,664 (1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	1,233,238	0.1
559,857 (1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	562,193	0.0
750,041 (1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	756,520	0.0
218,554 (1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	220,234	0.0
750,000 (1)	Navient Private Education Loan Trust 2014-AA A3, 1.759%, (US0001M + 1.600)%, 10/15/2031	760,366	0.0
2,000,000 (1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	2,042,901	0.1
2,291,815 (1)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	2,398,411	0.1
1,550,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,445,041	0.0
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,565,589	0.1
88,196 (1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	88,573	0.0
2,500,000 (1)(4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,588,500	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
2,100,000 (1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	2,201,733	0.1
2,200,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	2,292,517	0.1
5,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	$5,294,616	0.1
2,000,000 (1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 1/25/2048	2,077,208	0.0
1,000,000 (1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,076,870	0.0
		28,202,833	0.8
	Total Asset-Backed Securities (Cost $328,534,670)	332,842,809	9.3
COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.9%
12,675,795 (4)(5)	BANK 2019-BNK16 XA, 0.962%, 02/15/2052	804,508	0.0
2,600,000 (1)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	2,431,488	0.1
3,360,000 (4)	Bank 2019-BNK19 C, 4.034%, 08/15/2061	3,588,445	0.1
51,012,601 (4)(5)	Bank 2019-BNK19 XA, 0.960%, 08/15/2061	3,483,533	0.1
22,800,000 (1)(4)(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	613,083	0.0
27,755,701 (4)(5)	Benchmark 2019-B12 XA Mortgage Trust, 1.066%, 08/15/2052	1,792,319	0.1
19,621,295 (4)(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.044%, 03/15/2052	1,423,778	0.0
3,160,000 (1)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 08/15/2053	3,236,416	0.1

See Accompanying Notes to Financial Statements
102

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,603,000 (1)	BHP Trust 2019-BXHP D, 1.930%, (US0001M + 1.771)%, 08/15/2036	1,545,006	0.0
5,681,547 (1)	BX Commercial Mortgage Trust 2019-XL G, 2.459%, (US0001M + 2.300)%, 10/15/2036	5,655,285	0.2
5,287,589 (1)	BX Commercial Mortgage Trust 2019-XL J, 2.809%, (US0001M + 2.650)%, 10/15/2036	5,217,125	0.1
4,187,168 (1)	BX Commercial Mortgage Trust 2020-BXLP G, 2.659%, (US0001M + 2.500)%, 12/15/2029	$4,111,084	0.1
2,000,000 (1)	BX Commercial Mortgage Trust 2020-FOX F, 4.409%, (US0001M + 4.250)%, 11/15/2032	2,021,198	0.1
2,507,452 (1)	BX Trust 2019-MMP E, 2.059%, (US0001M + 1.900)%, 08/15/2036	2,439,601	0.1
2,280,000 (1)(4)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	2,324,329	0.0
19,775,372 (4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.388%, 08/10/2049	1,099,398	0.0
3,951,241 (1)(4)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.043%, 04/15/2044	3,827,938	0.1
4,120,000 (1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	2,687,737	0.1
35,301,039 (4)(5)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.905%, 09/15/2050	1,751,899	0.0
58,554,148 (4)(5)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.595%, 06/10/2051	2,522,618	0.1
2,101,000 (1)(4)	Citigroup COmmercial Mortgage Trust 2018-C6 D, 5.066%, 11/10/2051	2,053,869	0.1
13,789,907 (4)(5)	COMM 2012-CR2 XA, 1.622%, 08/15/2045	251,207	0.0
24,576,438 (4)(5)	COMM 2012-CR3 XA, 1.846%, 10/15/2045	543,014	0.0
65,166,000 (1)(4)(5)	COMM 2012-CR4 XB, 0.612%, 10/15/2045	685,181	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
19,673,951 (4)(5)	COMM 2012-CR5 XA, 1.514%, 12/10/2045	455,662	0.0
27,279,076 (1)(4)(5)	COMM 2012-LC4 XA, 2.097%, 12/10/2044	370,633	0.0
1,910,000 (1)(4)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	1,709,490	0.1
1,640,000 (4)	COMM 2015-CCRE26 D Mortgage Trust, 3.480%, 10/10/2048	1,506,449	0.0
910,000 (4)	COMM 2016-COR1 C, 4.381%, 10/10/2049	970,784	0.0
77,056,731 (4)(5)	COMM 2016-CR28 XA, 0.694%, 02/10/2049	$2,022,023	0.1
5,920,000	COMM 2018-COR3 A3 Mortgage Trust, 4.228%, 05/10/2051	7,056,116	0.2
3,906,000 (1)(4)	COMM 2020-CBM F Mortgage Trust, 3.633%, 11/13/2039	3,338,881	0.1
3,247,076 (1)(4)	DBUBS 2011-LC2 E Mortgage Trust, 5.487%, 07/10/2044	2,719,604	0.1
5,150,000 (1)	DBUBS 2011-LC2A F Mortgage Trust, 3.805%, (US0001M + 3.650)%, 07/10/2044	3,867,613	0.1
36,470,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.871%, 05/25/2040	894,959	0.0
42,995,974 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.221%, 08/25/2022	715,891	0.0
22,000,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.662%, 06/25/2041	756,323	0.0
27,650,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.592%, 05/25/2041	989,931	0.1
10,700,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.789%, 12/25/2041	474,480	0.0
518,928,575 (1)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	304,040	0.0

See Accompanying Notes to Financial Statements
103

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,920,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR E, 1.709%, (US0001M + 1.550)%, 07/15/2035	2,554,447	0.1
225,041 (1)(4)	GS Mortgage Securities Trust 2010-C2 G, 4.548%, 12/10/2043	218,298	0.0
3,070,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	1,536,525	0.1
29,446,260 (4)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.023%, 11/10/2046	711,413	0.0
45,278,212 (4)(5)	GS Mortgage Securities Trust 2014-GC22 XA, 0.980%, 06/10/2047	$946,699	0.0
6,930,000 (1)(4)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	6,569,219	0.2
5,310,000 (1)(4)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	4,839,435	0.1
105,625,731 (4)(5)	GS Mortgage Securities Trust 2019-GC42 XA, 0.811%, 09/01/2052	6,120,504	0.2
3,720,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.888%, 01/15/2047	3,592,800	0.1
2,070,314 (4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.970%, 10/15/2048	65,470	0.0
6,560,000	JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	7,797,004	0.2
5,610,000 (1)(4)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.164%, 12/27/2046	5,570,292	0.2
28,334,115 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.483%, 06/15/2045	231,039	0.0
43,118,321 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.680%, 12/15/2049	1,156,891	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (1)	KNDL 2019-KNSQ F Mortgage Trust, 2.159%, (US0001M + 2.000)%, 05/15/2036	954,419	0.0
1,689,220 (1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.705%, 11/15/2038	5,009	0.0
8,825,446 (1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.705%, 11/15/2038	19,112	0.0
4,447,000 (1)(4)	LSTAR Commercial Mortgage Trust 2015-3 E, 3.185%, 04/20/2048	$3,889,917	0.1
2,630,000 (1)(4)	Manhattan West 2020-1MW E, 2.335%, 09/10/2039	2,550,541	0.1
1,706,000 (1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.906%, 04/15/2047	1,693,617	0.1
1,525,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.563%, 09/15/2047	1,525,889	0.0
3,890,000 (1)(4)	Morgan Stanley Capital I Trust 2016-BNK2 E, 3.902%, 11/15/2049	2,408,702	0.1
3,943,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	4,482,504	0.1
1,900,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	1,656,055	0.0
2,920,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	2,881,194	0.1
3,556,000 (1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	3,426,705	0.1
2,440,000 (1)	One Bryant Park Trust 2019-OBP A, 2.516%, 09/13/2049	2,622,556	0.1
2,820,000	UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 09/15/2052	3,105,843	0.1

See Accompanying Notes to Financial Statements
104

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,060,000 (1)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.470%, 12/10/2045	1,201,970	0.0
3,520,000 (1)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.470%, 12/10/2045	1,750,579	0.1
27,613,759 (4)(5)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.042%, 12/15/2047	886,385	0.0
4,580,000	Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	$5,418,699	0.2
9,412,500	Wells Fargo Commercial Mortgage Trust 2019-C54 A4, 3.146%, 12/15/2052	10,660,110	0.3
1,630,000 (1)(4)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.656%, 11/15/2044	1,552,920	0.0
19,046,574 (1)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.788%, 08/15/2045	360,138	0.0
9,020,000 (1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.256%, 03/15/2045	6,384,817	0.2
6,583,000 (1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	5,386,034	0.2
43,262,809 (1)(4)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.187%, 03/15/2048	853,272	0.0
8,510,000 (4)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	8,689,041	0.2
8,530,000	Other Securities	9,731,073	0.3
	Total Commercial Mortgage-Backed Securities (Cost $216,027,190)	210,270,075	5.9

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 22.3%
	Affiliated Investment Companies: 22.3%
9,407,183	Voya Emerging Markets Corporate Debt Fund - Class P	98,587,276	2.7
14,258,436	Voya Emerging Markets Hard Currency Debt Fund - Class P	$143,867,617	4.0
8,391,703	Voya Emerging Markets Local Currency Debt Fund - Class P	60,168,510	1.7
89,855	Voya Floating Rate Fund - Class P	805,101	0.0
16,250,721	Voya High Yield Bond Fund - Class P	130,980,813	3.7
15,470,702	Voya Investment Grade Credit Fund - Class P	179,924,268	5.0
19,127,823	Voya Securitized Credit Fund - Class P	184,966,051	5.2
	Total Mutual Funds (Cost $778,219,592)	799,299,636	22.3
OTHER(10): — %
	Consumer, Cyclical: —%
252,000 (9)(11)	General Motors Co. Escrow	—	—
	Total Other (Cost $—)	—	—
	Value	Percentage of Net Assets
PURCHASED OPTIONS(12): 0.0%
Total Purchased Options (Cost $1,749,063)	708,392	0.0
Total Long-Term Investments (Cost $3,402,513,904)	3,553,987,882	99.2

See Accompanying Notes to Financial Statements
105

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 0.3%
2,130,915 (13)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,130,931, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,173,533, due 01/25/21-10/15/62)	$2,130,915	0.0
2,392,969 (13)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,393,003, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,440,866, due 01/31/21-05/15/49)	2,392,969	0.1
2,171,648 (13)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,171,665, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $2,215,081, due 09/15/21-01/01/51)	2,171,648	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: (continued)
1,051,478 (13)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,051,493, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,072,508, due 07/01/22-12/01/50)	$1,051,478	0.0
2,428,380 (13)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $2,428,401, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $2,476,948, due 01/05/21-12/20/50)	2,428,380	0.1
	Total Repurchase Agreements (Cost $10,175,390)	10,175,390	0.3

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)

See Accompanying Notes to Financial Statements
106

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
27,519,009 (14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	27,519,009	0.8
258,000 (13)(14)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	$258,000	0.0
	Total Mutual Funds (Cost $27,777,009)	27,777,009	0.8
	Total Short-Term Investments (Cost $37,952,399)	37,952,399	1.1
	Total Investments in Securities (Cost $3,440,466,303)	$3,591,940,281	100.3
	Liabilities in Excess of Other Assets	(9,971,313)	(0.3)
	Net Assets	$3,581,968,968	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2020.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
Represents or includes a TBA transaction.

(9)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(10)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(11)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(12)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(13)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR
SOFR30A	30-Day Secured Overnight Financing Rate

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Mutual Funds	$799,299,636	$—	$—	$799,299,636
Purchased Options	—	708,392	—	708,392
Corporate Bonds/Notes	—	923,857,283	—	923,857,283
See Accompanying Notes to Financial Statements
107

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Collateralized Mortgage Obligations	—	673,122,066	—	673,122,066
Municipal Bonds	—	2,231,003	—	2,231,003
Asset-Backed Securities	—	332,842,809	—	332,842,809
U.S. Government Agency Obligations	—	433,486,836	—	433,486,836
Commercial Mortgage-Backed Securities	—	210,270,075	—	210,270,075
Other	—	—	—	—
U.S. Treasury Obligations	—	178,169,782	—	178,169,782
Short-Term Investments	27,777,009	10,175,390	—	37,952,399
Total Investments, at fair value	$827,076,645	$2,764,863,636	$—	$3,591,940,281
Other Financial Instruments+
Forward Foreign Currency Contracts	—	70,172	—	70,172
Futures	232,860	—	—	232,860
Total Assets	$827,309,505	$2,764,933,808	$—	$3,592,243,313
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,126,736)	$—	$(1,126,736)
Forward Foreign Currency Contracts	—	(2,297,873)	—	(2,297,873)
Futures	(1,744,261)	—	—	(1,744,261)
Written Options	—	(104,600)	—	(104,600)
Total Liabilities	$(1,744,261)	$(3,529,209)	$—	$(5,273,470)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$90,999,434	$4,167,155	$—	$3,420,688	$98,587,276	$4,167,102	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	133,085,105	6,794,377	—	3,988,135	143,867,617	6,794,299	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	59,657,773	540,396	—	(29,659)	60,168,510	540,367	—	—
Voya Floating Rate Fund - Class P	25,742,250	822,767	(27,378,057)	1,618,141	805,101	822,767	(3,378,056)	—
Voya High Yield Bond Fund - Class P	68,111,429	59,455,639	—	3,413,745	130,980,813	5,705,594	—	—
Voya Investment Grade Credit Fund - Class P	159,271,027	13,429,522	—	7,223,719	179,924,268	5,925,355	—	7,504,108
Voya Securitized Credit Fund - Class P	117,961,329	66,505,737	—	498,985	184,966,051	6,505,655	—	—
	$654,828,347	$151,715,593	$(27,378,057)	$20,133,754	$799,299,636	$30,461,139	$(3,378,056)	$7,504,108
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, Voya Intermediate Bond Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
General Motors Co. Escrow	11/24/2020	$—	$—
		$—	$—
See Accompanying Notes to Financial Statements
108

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,137,630	MYR 13,034,344	Barclays Bank PLC	01/08/21	$(104,888)
USD 5,077,527	THB 158,691,497	Barclays Bank PLC	01/08/21	(219,264)
USD 1,353,858	TRY 11,065,391	Barclays Bank PLC	01/08/21	(132,746)
USD 381,511	RON 1,591,081	Citibank N.A.	01/08/21	(17,790)
USD 381,501	RON 1,591,081	Citibank N.A.	01/08/21	(17,799)
USD 381,492	RON 1,591,081	Citibank N.A.	01/08/21	(17,808)
USD 381,492	RON 1,591,081	Citibank N.A.	01/08/21	(17,808)
USD 4,441,442	RUB 350,169,974	Citibank N.A.	01/15/21	(286,572)
USD 437,912	PEN 1,573,941	Citibank N.A.	02/05/21	2,990
USD 437,912	PEN 1,573,941	Citibank N.A.	02/05/21	2,990
USD 437,912	PEN 1,573,941	Citibank N.A.	02/05/21	2,990
USD 437,912	PEN 1,573,941	Citibank N.A.	02/05/21	2,991
USD 2,008,910	HUF 621,498,481	Credit Suisse International	01/08/21	(84,739)
USD 2,322,547	CZK 53,820,783	Goldman Sachs International	01/08/21	(183,363)
USD 6,135,904	MXN 122,418,537	Goldman Sachs International	02/05/21	6,842
USD 1,372,523	IDR 20,380,597,713	HSBC Bank USA N.A.	01/08/21	(79,574)
USD 1,372,154	IDR 20,380,597,712	HSBC Bank USA N.A.	01/08/21	(79,944)
USD 85,826	PHP 4,202,365	HSBC Bank USA N.A.	01/08/21	(1,662)
USD 5,078,356	PLN 19,482,975	HSBC Bank USA N.A.	01/08/21	(137,120)
USD 4,859,938	BRL 25,054,440	HSBC Bank USA N.A.	02/05/21	38,544
USD 3,783,434	ZAR 63,520,811	Morgan Stanley Capital Services LLC	01/08/21	(536,702)
USD 3,289	ILS 11,094	Morgan Stanley Capital Services LLC	01/08/21	(163)
USD 9,106,558	EUR 7,583,750	Morgan Stanley Capital Services LLC	02/05/21	(165,369)
USD 1,371,969	IDR 20,380,597,713	Standard Chartered Bank	01/08/21	(80,128)
USD 1,372,338	IDR 20,380,597,713	Standard Chartered Bank	01/08/21	(79,759)
SGD 305,095	USD 224,722	Standard Chartered Bank	01/08/21	6,132
USD 3,073,170	COP 10,683,261,693	Standard Chartered Bank	02/05/21	(54,675)
CLP 101,833,918	USD 136,614	Standard Chartered Bank	02/05/21	6,693
				$(2,227,701)
At December 31, 2020, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	818	03/31/21	$180,758,828	$100,265
U.S. Treasury 5-Year Note	415	03/31/21	52,358,086	131,766
U.S. Treasury Long Bond	257	03/22/21	44,509,187	(340,540)
U.S. Treasury Ultra 10-Year Note	5	03/22/21	781,797	274
U.S. Treasury Ultra Long Bond	598	03/22/21	127,710,375	(1,403,721)
			$406,118,273	$(1,511,956)
Short Contracts:
U.S. Treasury 10-Year Note	(236)	03/22/21	(32,586,438)	555
			$(32,586,438)	$555
At December 31, 2020, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
See Accompanying Notes to Financial Statements
109

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 12	Buy	(5.000)	12/20/24	USD81,704,670	$(7,539,053)	$(1,126,736)
					$(7,539,053)	$(1,126,736)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2020, the following OTC purchased credit default swaptions were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Reference Entity(1)	Fixed Rate	Pay/ Receive Financing Rate	Strike Price	Expiration Date	Notional Amount	Cost	Fair Value
Put on 5-Year Credit Default Swap	JPMorgan Chase Bank N.A.	CDX North American High Yield Index, Series 35, Version 1	5.000%	Pay	103.500%	02/17/21	USD 33,016,000	$379,684	$102,186
								$379,684	$102,186
At December 31, 2020, the following OTC purchased foreign currency options were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	03/15/21	0.728	USD162,750,000	$1,369,379	$606,206
					$1,369,379	$606,206
At December 31, 2020, the following OTC written foreign currency options were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call USD vs. Put AUD	Standard Chartered Bank	01/15/21	0.745USD	101,138,000	$644,755	$(104,600)
					$644,755	$(104,600)

(1)
Payments received quarterly.

Currency Abbreviations
BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
See Accompanying Notes to Financial Statements
110

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Investments in securities at value*	$102,186
Foreign exchange contracts	Investments in securities at value*	606,206
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	70,172
Interest rate contracts	Net Assets — Unrealized appreciation**	232,860
Total Asset Derivatives		$1,011,424
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,297,873
Interest rate contracts	Net Assets — Unrealized depreciation**	1,744,261
Credit contracts	Net Assets — Unrealized depreciation***	1,126,736
Foreign exchange contracts	Written options, at fair value	104,600
Total Liability Derivatives		$5,273,470

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(637,514)	$—	$—	$18,183,850	$126,420	$17,672,756
Equity contracts	(1,284,316)	—	(341,747)	—	—	(1,626,063)
Foreign exchange contracts	(4,658,363)	2,090,473	—	(546,638)	1,492,503	(1,622,025)
Interest rate contracts	1,527,377	—	34,866,680	(1,561,335)	(495,811)	34,336,911
Total	$(5,052,816)	$2,090,473	$34,524,933	$16,075,877	$1,123,112	$48,761,579
See Accompanying Notes to Financial Statements
111

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(277,498)	$—	$—	$732,205		$454,707
Equity contracts	—	—	—	—		—
Foreign exchange contracts	(763,173)	(1,542,771)	—	(44,415)	540,155	(1,810,204)
Interest rate contracts	398,663	—	5,050,757	(1,125,039)		4,324,381
Total	$(642,008)	$(1,542,771)	$5,050,757	$(437,249)	$540,155	$2,968,884

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:
	Barclays Bank PLC	Citibank N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	Totals
Assets:
Purchased options	$—	$—	$—	$—	$—	$102,186	$606,206	$—	$708,392
Forward foreign currency contracts	—	11,961	—	6,842	38,544	—	—	12,825	70,172
Total Assets	$—	$11,961	$—	$6,842	$38,544	$102,186	$606,206	$12,825	$778,564
Liabilities:
Forward foreign currency contracts	$456,898	$357,777	$84,739	$183,363	$298,300	$—	$702,234	$214,562	$2,297,873
Written options	—	—	—	—	—	—	—	104,600	104,600
Total Liabilities	$456,898	$357,777	$84,739	$183,363	$298,300	$—	$702,234	$319,162	$2,402,473
Net OTC derivative instruments by counterparty, at fair value	$(456,898)	$(345,816)	$(84,739)	$(176,521)	$(259,756)	$102,186	$(96,028)	$(306,337)	(1,623,909)
Total collateral pledged by the Portfolio/(Received from counterparty)	$410,000	$345,816	$—	$—	$259,756	$—	$—	$306,337	$1,321,909
Net Exposure(1)(2)	$(46,898)	$—	$(84,739)	$(176,521)	$—	$102,186	$(96,028)	$—	$(302,000)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2020, the Portfolio had pledged $430,000, $450,000, and $530,000 in cash collateral to Citibank N.A., HSBC Bank USA N.A., and Standard Chartered Bank, respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $3,432,902,220.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$188,675,002
Gross Unrealized Depreciation	(40,291,685)
Net Unrealized Appreciation	$148,383,317
See Accompanying Notes to Financial Statements
112

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Communication Services: 1.6%
454,502 (1)	Other Securities	$7,211,009	1.6

	Consumer Discretionary: 17.7%
71,174 (2)	Caesars Entertainment, Inc.	5,286,093	1.2
178,123	Dana, Inc.	3,476,961	0.8
94,260	Kohl’s Corp.	3,835,439	0.8
35,441	Marriott Vacations Worldwide Corp.	4,863,214	1.1
42,156	Strategic Education, Inc.	4,018,732	0.9
1,552,601 (1)(3)	Other Securities	57,374,673	12.9
		78,855,112	17.7
	Consumer Staples: 1.8%
249,975 (2)	Hostess Brands, Inc.	3,659,634	0.8
89,841 (2)	Performance Food Group Co.	4,277,330	1.0
		7,936,964	1.8
	Energy: 1.6%
386,079 (1)	Other Securities	6,918,403	1.6

	Financials: 18.9%
105,428	Atlantic Union Bankshares Corp.	3,472,798	0.8
224,452	Cadence BanCorp	3,685,502	0.8
131,096	Columbia Banking System, Inc.	4,706,346	1.0
220,157 (2)	Eastern Bankshares, Inc.	3,590,761	0.8
100,998	Essent Group Ltd.	4,363,114	1.0
288,661	First Horizon Corp.	3,683,314	0.8
232,224	First Midwest Bancorp., Inc.	3,697,006	0.8
112,228	Pacific Premier Bancorp, Inc.	3,516,103	0.8
26,390	Primerica, Inc.	3,534,413	0.8
50,816	Prosperity Bancshares, Inc.	3,524,598	0.8
28,145	Signature Bank	3,807,737	0.8
104,450 (2)	StepStone Group, Inc.	4,157,110	0.9
103,731	Stifel Financial Corp.	5,234,266	1.2
619,569	Two Harbors Investment Corp.	3,946,655	0.9
86,044	WSFS Financial Corp.	3,861,655	0.9
1,196,721 (1)	Other Securities	25,679,927	5.8
		84,461,305	18.9
	Health Care: 16.5%
61,376	Cantel Medical Corp.	4,840,111	1.1
56,492	Encompass Health Corp.	4,671,323	1.0
33,451 (2)	Haemonetics Corp.	3,972,306	0.9
48,614 (2)	Integer Holdings Corp.	3,946,971	0.9
57,976 (2)	Magellan Health, Inc.	4,802,732	1.1
1,299,267 (1)(3)	Other Securities	51,265,637	11.5
		73,499,080	16.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 15.6%
134,669 (2)	Air Transport Services Group, Inc.	$4,220,526	1.0
25,848	Alamo Group, Inc.	3,565,731	0.8
66,167	Altra Industrial Motion Corp.	3,667,637	0.8
124,823 (2)	Builders FirstSource, Inc.	5,094,027	1.1
46,282	Crane Co.	3,594,260	0.8
52,866	EMCOR Group, Inc.	4,835,124	1.1
304,087	Steelcase, Inc.	4,120,379	0.9
150,676	Werner Enterprises, Inc.	5,909,513	1.3
870,864 (1)(3)	Other Securities	34,673,393	7.8
		69,680,590	15.6
	Information Technology: 14.8%
104,313 (2)	ACI Worldwide, Inc.	4,008,749	0.9
84,516 (2)	Commvault Systems, Inc.	4,679,651	1.0
94,821	CSG Systems International, Inc.	4,273,582	1.0
58,451 (2)	Envestnet, Inc.	4,809,933	1.1
60,804 (2)	j2 Global, Inc.	5,939,943	1.3
101,385 (2)	Onto Innovation, Inc.	4,820,857	1.1
46,619 (2)	Plexus Corp.	3,646,072	0.8
30,258 (2)	Q2 Holdings, Inc.	3,828,545	0.9
45,069 (2)	RealPage, Inc.	3,931,819	0.9
28,889 (2)	Silicon Laboratories, Inc.	3,678,725	0.8
245,948 (2)	Viavi Solutions, Inc.	3,683,071	0.8
669,313 (1)(3)	Other Securities	18,866,805	4.2
		66,167,752	14.8
	Materials: 4.2%
97,650	Avient Corp.	3,933,342	0.9
46,814	Sensient Technologies Corp.	3,453,469	0.8
407,030 (1)	Other Securities	11,327,631	2.5
		18,714,442	4.2
	Real Estate: 4.4%
174,394	Easterly Government Properties, Inc.	3,950,024	0.9
676,106 (1)(3)	Other Securities	15,726,990	3.5
		19,677,014	4.4
	Utilities: 2.4%
80,713	Portland General Electric Co.	3,452,095	0.8
104,764	Other Securities	7,006,819	1.6
		10,458,914	2.4
	Total Common Stock (Cost $367,871,184)	443,580,585	99.5

113

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.1%
	Repurchase Agreements: 3.3%
2,557,424 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,557,444, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,608,572, due 01/25/21-10/15/62)	$2,557,424	0.6
2,505,675 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,505,711, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,555,827, due 01/31/21-05/15/49)	2,505,675	0.6
1,460,617 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,460,627, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,489,829, due 01/15/21-01/01/51)	1,460,617	0.3
1,112,592 (4)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,112,608, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,134,844, due 07/01/22-12/01/50)	1,112,592	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,142,558 (4)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,142,574, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,165,426, due 02/18/21-01/15/62)	$1,142,558	0.2
3,433,153 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,433,183, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $3,501,816, due 01/05/21-12/20/50)	3,433,153	0.8
2,538,319 (4)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,538,364, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,595,539, due 07/15/22-02/15/47)	2,538,319	0.6
	Total Repurchase Agreements (Cost $14,750,338)	14,750,338	3.3

114

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.8%
16,913,009 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $16,913,009)	$16,913,009	3.8
	Total Short-Term Investments (Cost $31,663,347)	31,663,347	7.1
	Total Investments in Securities (Cost $399,534,531)	$475,243,932	106.6
	Liabilities in Excess of Other Assets	(29,410,533)	(6.6)
	Net Assets	$445,833,399	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$443,580,585	$—	$—	$443,580,585
Short-Term Investments	16,913,009	14,750,338	—	31,663,347
Total Investments, at fair value	$460,493,594	$14,750,338	$—	$475,243,932

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $408,646,105.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$82,482,318
Gross Unrealized Depreciation	(15,884,481)
Net Unrealized Appreciation	$66,597,837
115

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.3638
Class S	NII	$0.3230
All Classes	STCG	$0.2252
All Classes	LTCG	$0.2026
Voya Global High Dividend Low Volatility Portfolio
Class ADV	NII	$0.1893
Class I	NII	$0.2388
Class S	NII	$0.2138
Class S2	NII	$0.2007
Class T	NII	$0.1782
All Classes	ROC	$0.0053
Voya Government Money Market Portfolio
Class I	NII	$0.0025
Class S	NII	$—
All Classes	STCG	$0.0004
Voya Growth and Income Portfolio
Class ADV	NII	$0.2636
Class I	NII	$0.3925
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio (continued)
Class S	NII	$0.3206
Class S2	NII	$0.2934
All Classes	LTCG	$2.8590
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3832
Class I	NII	$0.4543
Class S	NII	$0.4180
Class S2	NII	$0.3964
All Classes	STCG	$0.1868
All Classes	LTCG	$0.1143
Voya Small Company Portfolio
Class ADV	NII	$0.0076
Class I	NII	$0.0890
Class R6	NII	$0.0890
Class S	NII	$0.0450
All Classes	STCG	$0.0844
All Classes	LTCG	$0.1813

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	16.17%
Voya Global High Dividend Low Volatility Portfolio	73.54%
Voya Growth and Income Portfolio	100.00%
Voya Small Company Portfolio	100.00%
For the year ended December 31, 2020, 100.00% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Portfolio	$4,676,228
Voya Growth and Income Portfolio	$289,550,563
Voya Intermediate Bond Portfolio	$29,891,272
Voya Small Company Portfolio	$4,804,582
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
116

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director/ Trustee Chairperson	May 2013 – Present January 2020 –Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	133	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director/Trustee	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	133	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	133	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	133	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	133	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	133	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director/Trustee	October 2015 – Present	Retired.	133	None.
117

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Director/Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Director/Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

118

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 — March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March
1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
119

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President And Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

120

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 19, 2020, the Board of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, each a series of the Registrants (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.
In addition to the Board meeting on November 19, 2020, the Independent Directors/Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors/Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or the Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and the Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching

121

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. In addition, the Board considered Voya Global High Dividend Low Volatility Portfolio’s investment performance compared to an additional performance peer group that is approved by the Portfolio’s IRC due to the unique investment structure or strategy of the Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, the Portfolios may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. The Board also considered the impact of fee waiver and expense reimbursement arrangements in instances where a share class of a Portfolio is operating such that its expense ratio is below the expense limit applicable to that share class. In evaluating these matters, the Independent Directors/Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of the underlying managers and liquidity conditions in the securitized credit sectors on the Portfolio’s performance that have since stabilized since the end of the first quarter of 2020; and (2) its confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global High Dividend Low Volatility Portfolio
In considering whether to approve the renewal of the Contracts for Voya Global High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) that the Portfolio outperformed its performance peer group average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) management’s representations regarding the impact of security selection on the Portfolio’s performance; and (3) the changes to the Portfolio’s investment strategy, effective April 30, 2018, and that it is reasonable to provide more time for the purpose of evaluating investment performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020, the Portfolio outperformed its primary benchmark for the three-year, five-year and ten-year periods, underperformed for the year-to-date period, and its performance was equal to the performance of its primary benchmark for the one-year period.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-
year, three-year and five-year periods, and the fourth quintile for the year-to-date and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the year-to-date, one-year and ten-year periods, and the fourth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1220-022321)

Annual Report
December 31, 2020
Classes ADV, I and S
Domestic Equity Index Portfolios
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Voya Index Plus LargeCap Portfolio

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Voya Index Plus MidCap Portfolio

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Voya Index Plus SmallCap Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery
Dear Shareholder,
For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?
Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-ontrolled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.
In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.
Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.
We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 22, 2021

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Benchmark Descriptions

Index	Description
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index*	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

*
The S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and have been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index.

2

Portfolio Managers’ Report	Voya Index Plus LargeCap Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Information Technology	27.0%
Health Care	13.4%
Consumer Discretionary	12.4%
Financials	10.6%
Communication Services	10.6%
Industrials	8.4%
Consumer Staples	6.1%
Utilities	3.0%
Real Estate	2.6%
Materials	2.4%
Energy	2.3%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 15.91% compared to the S&P 500® Index, which returned 18.40% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed the S&P 500® Index due to unfavorable stock selection. On the sector level, stock selection within the real estate and communication services sectors detracted the most value. Key detractors for the period included an overweight position in Norwegian Cruise Line Holdings Ltd., and underweights to Apple Inc. and Netflix, Inc. In contrast, stock selection was strongest within the information technology and health care sectors. Among the key contributors for the period were an overweight position in Cadence Design Systems, Inc., holding non-benchmark name Veeva Systems Inc. and an underweight to Wells Fargo & Company.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, what we refer to as “quantamental.” Our proprietary quantitative model seeks to emphasize what we consider to be high quality, profitable
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Apple, Inc.	6.0%
Microsoft Corp.	5.5%
Amazon.com, Inc.	4.6%
Alphabet, Inc. - Class A	3.3%
Facebook, Inc. - Class A	2.5%
JPMorgan Chase & Co.	1.8%
Tesla, Inc.	1.6%
UnitedHealth Group, Inc.	1.3%
Johnson & Johnson	1.3%
PayPal Holdings, Inc.	1.2%
Portfolio holdings are subject to change daily.
companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages the performance of the Voya’s fundamental equity research to create higher conviction “alpha,” that is uncorrelated to our quantitative models. We believe this approach of combining existing fundamental alpha sources with in-house quantitative models can result in diversified excess returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
3

Voya Index Plus LargeCap Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV(1)	15.37%	13.51%	12.36%
Class I	15.91%	14.06%	12.92%
Class S	15.62%	13.78%	12.63%
S&P 500® Index	18.40%	15.22%	13.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus LargeCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class ADV incepted on August 24, 2018. The Class ADV shares performance shown for the period prior to their inception date is the performance of Class I shares with adjustment for any differences in the expenses between the two classes.

4

Portfolio Managers’ Report	Voya Index Plus MidCap Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Industrials	17.5%
Information Technology	17.2%
Financials	14.6%
Consumer Discretionary	13.7%
Health Care	10.9%
Real Estate	8.9%
Materials	5.2%
Utilities	3.6%
Consumer Staples	3.3%
Communication Services	2.1%
Energy	1.5%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 8.25% compared to the S&P MidCap 400® Index, which returned 13.66% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed the S&P MidCap 400® Index due to weak stock selection. On the sector level, stock selection within the industrials and information technology sectors detracted the most value. Among the key detractors for the period were underweight positions in West Pharmaceutical Services, Inc., Boston Beer Company, Inc. and Catalent Inc. In contrast, stock selection was strongest within the health care and consumer discretionary sectors. Key contributors for the period included owning non-benchmark stocks Fortinet, Inc. and Old Dominion Freight Line, Inc., and an overweight to Masimo Corporation.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, what we refer to as “quantamental.” Our proprietary quantitative model seeks to emphasize what we consider to be high quality, profitable
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

Charles River Laboratories International, Inc.	1.0%
Enphase Energy, Inc.	1.0%
RPM International, Inc.	0.9%
Service Corp. International	0.9%
Monolithic Power Systems, Inc.	0.9%
Molina Healthcare, Inc.	0.8%
Generac Holdings, Inc.	0.8%
Timken Co.	0.8%
Deckers Outdoor Corp.	0.8%
Chemed Corp.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages the performance of the Voya’s fundamental equity research to create higher conviction “alpha,” that is uncorrelated to our quantitative models. We believe this approach of combining existing fundamental alpha sources with in-house quantitative models can result in diversified excess returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
5

Voya Index Plus MidCap Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class I	8.25%	9.60%	10.29%
Class S	7.98%	9.32%	10.02%
S&P MidCap 400® Index	13.66%	12.35%	11.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus MidCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

6

Portfolio Managers’ Report	Voya Index Plus SmallCap Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)
Industrials	17.9%
Financials	16.7%
Information Technology	14.6%
Consumer Discretionary	14.5%
Health Care	11.9%
Real Estate	7.4%
Materials	5.2%
Energy	3.1%
Consumer Staples	3.0%
Communication Services	3.0%
Utilities	1.4%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 5.38% compared to the S&P SmallCap 600® Index, which returned 11.29% for the same period.
Portfolio Review: For the reporting year, the Portfolio underperformed the S&P SmallCap 600® Index due to weak stock selection. On the sector level, stock selection within the financials and real estate sectors detracted the most value. Key detractors for the period included underweights to Momenta Pharmaceuticals, Inc. and Kinsale Capital Group, Inc., and not owning Sunrun Inc. In contrast, stock selection within the health care sector was additive. Among the key contributors for the period were overweight positions in TopBuild Corp. and New York Mortgage Trust, Inc., and an underweight position in Invesco Mortgage Capital Inc.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, an approach which we refer to as “quantamental.” Our proprietary quantitative model seeks to emphasize what we consider to be high quality,
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)
Iridium Communications, Inc.	0.8%
Saia, Inc.	0.7%
Omnicell, Inc.	0.7%
United Community Banks, Inc./GA	0.7%
NeoGenomics, Inc.	0.7%
Brooks Automation, Inc.	0.7%
Hillenbrand, Inc.	0.6%
Unifirst Corp.	0.6%
Exponent, Inc.	0.6%
Applied Industrial Technologies, Inc.	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages the performance of Voya’s fundamental equity research, seeking to create higher conviction added value (“alpha”) that is uncorrelated to our quantitative models. In our view, this unique approach of combining existing fundamental alpha sources with in-house quantitative models can result in diversified excess returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
7

Voya Index Plus SmallCap Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class I	5.38%	9.49%	9.84%
Class S	5.11%	9.22%	9.57%
S&P SmallCap 600® Index	11.29%	12.37%	11.92%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus SmallCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or a variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

8

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya Index Plus LargeCap Portfolio
Class ADV	$1,000.00	$1,214.00	1.05%	$5.84	$1,000.00	$1,019.86	1.05%	$5.33
Class I	1,000.00	1,217.10	0.55	3.07	1,000.00	1,022.37	0.55	2.80
Class S	1,000.00	1,215.30	0.80	4.45	1,000.00	1,021.11	0.80	4.06
Voya Index Plus MidCap Portfolio
Class I	$1,000.00	$1,289.60	0.60%	$3.45	$1,000.00	$1,022.12	0.60%	$3.05
Class S	1,000.00	1,287.40	0.85	4.89	1,000.00	1,020.86	0.85	4.32
Voya Index Plus SmallCap Portfolio
Class I	$1,000.00	$1,331.90	0.60%	$3.52	$1,000.00	$1,022.12	0.60%	$3.05
Class S	1,000.00	1,330.20	0.85	4.98	1,000.00	1,020.86	0.85	4.32

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio and Voya Index Plus SmallCap Portfolio and the Board of Directors of Voya Variable Portfolios, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio and Voya Index Plus SmallCap Portfolio (collectively referred to as the “Portfolios”) (three of the portfolios constituting Voya Variable Portfolios, Inc. (the “Company”)), including the summary portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (three of the portfolios constituting Voya Variable Portfolios, Inc.) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 18, 2021
10

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$869,147,547	$499,462,457	$232,965,773
Short-term investments at fair value†	12,548,852	10,130,789	9,054,591
Cash	55,442	84,836	46,707
Cash collateral for futures contracts	635,960	486,850	207,025
Receivables:
Fund shares sold	243,275	166,287	66,852
Dividends	851,824	444,738	248,220
Interest	77	48	23
Prepaid expenses	3,682	2,054	942
Reimbursement due from Investment Adviser	14,858	65,434	24,058
Other assets	94,947	57,805	28,906
Total assets	883,596,464	510,901,298	242,643,097
LIABILITIES:
Payable for fund shares redeemed	154,131	185,951	331,528
Payable upon receipt of securities loaned	2,513,815	2,755,785	5,874,582
Payable for investment management fees	330,428	211,484	98,969
Payable for distribution and shareholder service fees	26,361	13,739	10,150
Payable for directors fees	4,049	2,242	1,013
Payable to directors under the deferred compensation plan (Note 6)	94,947	57,805	28,906
Other accrued expenses and liabilities	421,826	412,520	178,931
Total liabilities	3,545,557	3,639,526	6,524,079
NET ASSETS	$880,050,907	$507,261,772	$236,119,018
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$579,235,867	$411,640,700	$205,835,492
Total distributable earnings	300,815,040	95,621,072	30,283,526
NET ASSETS	$880,050,907	$507,261,772	$236,119,018
+ Including securities loaned at value	$2,459,087	$2,692,728	$5,736,041
* Cost of investments in securities	$633,688,291	$409,426,924	$192,929,113
† Cost of short-term investments	$12,548,852	$10,130,789	$9,054,591
Class ADV
Net assets	$1,187,594	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	40,894	n/a	n/a
Net asset value and redemption price per share	$29.04	n/a	n/a
Class I
Net assets	$755,544,043	$442,015,506	$188,148,897
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	25,672,488	21,304,266	8,797,406
Net asset value and redemption price per share	$29.43	$20.75	$21.39
Class S
Net assets	$123,319,270	$65,246,266	$47,970,121
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,233,584	3,201,095	2,272,514
Net asset value and redemption price per share	$29.13	$20.38	$21.11
See Accompanying Notes to Financial Statements
11

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$13,893,983	$7,322,101	$3,089,792
Interest	1,101	681	371
Securities lending income, net	19,393	21,857	94,923
Total investment income	13,914,477	7,344,639	3,185,086
EXPENSES:
Investment management fees	3,644,881	2,242,576	1,012,902
Distribution and shareholder service fees:
Class ADV	5,576	—	—
Class S	288,155	147,465	105,662
Transfer agent fees:
Class ADV	743	—	—
Class I	459,757	692,698	241,236
Class S	76,405	104,897	63,599
Shareholder reporting expense	67,710	51,240	30,012
Professional fees	67,710	38,796	19,398
Custody and accounting expense	104,280	40,260	51,240
Directors fees	32,399	17,941	8,103
Licensing fee (Note 7)	161,980	89,695	40,512
Miscellaneous expense	51,651	30,156	20,789
Interest expense	39	145	—
Total expenses	4,961,286	3,455,869	1,593,453
Waived and reimbursed fees	(190,963)	(604,690)	(265,020)
Net expenses	4,770,323	2,851,179	1,328,433
Net investment income	9,144,154	4,493,460	1,856,653
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	53,272,995	4,981,759	(11,525,549)
Futures	3,823,161	(1,701,930)	511,264
Net realized gain (loss)	57,096,156	3,279,829	(11,014,285)
Net change in unrealized appreciation (depreciation) on:
Investments	45,696,775	22,402,408	17,199,911
Futures	164,152	93,243	(21,990)
Net change in unrealized appreciation (depreciation)	45,860,927	22,495,651	17,177,921
Net realized and unrealized gain	102,957,083	25,775,480	6,163,636
Increase in net assets resulting from operations	$112,101,237	$30,268,940	$8,020,289
* Foreign taxes withheld	$7,709	$4,721	$6,587
See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus LargeCap Portfolio		Voya Index Plus MidCap Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$9,144,154	$12,523,538	$4,493,460	$6,443,816
Net realized gain (loss)	57,096,156	71,392,243	3,279,829	(1,996,436)
Net change in unrealized appreciation (depreciation)	45,860,927	151,982,398	22,495,651	118,411,818
Increase in net assets resulting from operations	112,101,237	235,898,179	30,268,940	122,859,198
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(105,361)	(122,819)	—	—
Class I	(72,216,692)	(74,563,767)	(5,713,179)	(49,293,203)
Class S	(12,151,657)	(12,986,058)	(711,318)	(7,655,712)
Total distributions	(84,473,710)	(87,672,644)	(6,424,497)	(56,948,915)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,798,154	44,872,709	4,696,400	6,229,490
Reinvestment of distributions	84,192,475	87,672,644	6,424,497	56,948,915
	115,990,629	132,545,353	11,120,897	63,178,405
Cost of shares redeemed	(179,811,131)	(213,077,080)	(67,454,674)	(70,102,967)
Net decrease in net assets resulting from capital share transactions	(63,820,502)	(80,531,727)	(56,333,777)	(6,924,562)
Net increase (decrease) in net assets	(36,192,975)	67,693,808	(32,489,334)	58,985,721
NET ASSETS:
Beginning of year or period	916,243,882	848,550,074	539,751,106	480,765,385
End of year or period	$880,050,907	$916,243,882	$507,261,772	$539,751,106
See Accompanying Notes to Financial Statements
13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus SmallCap Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$1,856,653	$2,298,005
Net realized gain (loss)	(11,014,285)	2,192,529
Net change in unrealized appreciation (depreciation)	17,177,921	43,730,930
Increase in net assets resulting from operations	8,020,289	48,221,464
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(3,893,818)	(30,446,788)
Class S	(911,743)	(8,279,392)
Total distributions	(4,805,561)	(38,726,180)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,141,575	3,480,308
Reinvestment of distributions	4,805,561	38,726,180
	9,947,136	42,206,488
Cost of shares redeemed	(29,121,447)	(35,033,124)
Net increase (decrease) in net assets resulting from capital share transactions	(19,174,311)	7,173,364
Net increase (decrease) in net assets	(15,959,583)	16,668,648
NET ASSETS:
Beginning of year or period	252,078,601	235,409,953
End of year or period	$236,119,018	$252,078,601
See Accompanying Notes to Financial Statements
14

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Plus LargeCap Portfolio
Class ADV
12-31-20	28.37	0.17•	3.30	3.47	0.28	2.52	—	2.80	—	29.04	15.37	1.08	1.05	1.05	0.67	1,188	52
12-31-19	24.41	0.25	6.52	6.77	0.40	2.41	—	2.81	—	28.37	29.40	1.00	1.00	1.00	0.95	1,247	45
08-24-18(5) 12-31-18	28.07	0.10•	(3.76)	(3.66)	0.00*	—	—	0.00*	—	24.41	(13.04)	0.99	0.99	0.99	1.08	1,016	72
Class I
12-31-20	28.77	0.30•	3.33	3.63	0.45	2.52	—	2.97	—	29.43	15.91	0.58	0.55	0.55	1.16	755,544	52
12-31-19	24.64	0.39•	6.59	6.98	0.44	2.41	—	2.85	—	28.77	30.05	0.50	0.50	0.50	1.44	788,581	45
12-31-18	29.11	0.41•	(2.18)	(1.77)	0.43	2.27	—	2.70	—	24.64	(6.82)	0.49	0.49	0.49	1.47	728,383	72
12-31-17	24.19	0.42•	5.41	5.83	0.42	0.49	—	0.91	—	29.11	24.64	0.48	0.46	0.46	1.58	774,135	56
12-31-16	22.32	0.42•	1.83	2.25	0.38	—	—	0.38	—	24.19	10.27	0.49	0.44	0.44	1.85	678,267	96
Class S
12-31-20	28.49	0.27	3.26	3.53	0.37	2.52	—	2.89	—	29.13	15.62	0.83	0.80	0.80	0.91	123,319	52
12-31-19	24.43	0.32•	6.53	6.85	0.38	2.41	—	2.79	—	28.49	29.73	0.75	0.75	0.75	1.19	126,416	45
12-31-18	28.87	0.34•	(2.16)	(1.82)	0.35	2.27	—	2.62	—	24.43	(7.04)	0.74	0.74	0.74	1.23	119,150	72
12-31-17	24.00	0.35•	5.37	5.72	0.36	0.49	—	0.85	—	28.87	24.30	0.73	0.71	0.71	1.33	100,271	56
12-31-16	22.14	0.36•	1.82	2.18	0.32	—	—	0.32	—	24.00	9.99	0.74	0.69	0.69	1.59	104,129	96
Voya Index Plus MidCap Portfolio
Class I
12-31-20	19.50	0.20	1.30	1.50	0.25	—	—	0.25	—	20.75	8.25	0.74	0.60	0.60	1.03	442,016	53
12-31-19	17.22	0.23•	4.18	4.41	0.26	1.87	—	2.13	—	19.50	27.08	0.55	0.55	0.55	1.26	468,981	38
12-31-18	22.95	0.25•	(3.12)	(2.87)	0.23	2.63	—	2.86	—	17.22	(14.34)	0.55	0.55	0.55	1.18	415,219	68
12-31-17	21.87	0.21•	2.62	2.83	0.30	1.45	—	1.75	—	22.95	13.58	0.53	0.51	0.51	0.96	559,342	75
12-31-16	20.74	0.23	3.18	3.41	0.22	2.06	—	2.28	—	21.87	18.14	0.54	0.49	0.49	1.11	561,057	99
Class S
12-31-20	19.14	0.16	1.28	1.44	0.20	—	—	0.20	—	20.38	7.98	0.99	0.85	0.85	0.78	65,246	53
12-31-19	16.93	0.18•	4.11	4.29	0.21	1.87	—	2.08	—	19.14	26.74	0.80	0.80	0.80	1.01	70,770	38
12-31-18	22.59	0.19•	(3.05)	(2.86)	0.17	2.63	—	2.80	—	16.93	(14.52)	0.80	0.80	0.80	0.93	65,547	68
12-31-17	21.55	0.15•	2.58	2.73	0.24	1.45	—	1.69	—	22.59	13.29	0.78	0.76	0.76	0.71	88,547	75
12-31-16	20.46	0.19	3.12	3.31	0.16	2.06	—	2.22	—	21.55	17.83	0.79	0.74	0.74	0.86	104,140	99
Voya Index Plus SmallCap Portfolio
Class I
12-31-20	20.91	0.17•	0.74	0.91	0.21	0.22	—	0.43	—	21.39	5.38	0.73	0.60	0.60	0.97	188,149	54
12-31-19	20.36	0.21	3.86	4.07	0.23	3.29	—	3.52	—	20.91	21.81	0.57	0.57	0.57	0.98	199,122	43
12-31-18	26.78	0.22•	(2.95)	(2.73)	0.24	3.45	—	3.69	—	20.36	(12.40)(a)	0.55	0.55	0.55	0.86(b)	185,212	67
12-31-17	26.91	0.22•	2.25	2.47	0.25	2.35	—	2.60	—	26.78	9.91	0.54	0.52	0.52	0.83	231,351	65
12-31-16	21.97	0.23	5.57	5.80	0.20	0.66	—	0.86	—	26.91	27.32	0.55	0.50	0.50	0.95	243,530	60
Class S
12-31-20	20.62	0.14	0.72	0.86	0.15	0.22	—	0.37	—	21.11	5.11	0.98	0.85	0.85	0.71	47,970	54
12-31-19	20.10	0.16	3.82	3.98	0.17	3.29	—	3.46	—	20.62	21.55	0.82	0.82	0.82	0.73	52,956	43
12-31-18	26.47	0.15•	(2.91)	(2.76)	0.16	3.45	—	3.61	—	20.10	(12.62)(a)	0.80	0.80	0.80	0.61(b)	50,198	67
12-31-17	26.63	0.15•	2.22	2.37	0.18	2.35	—	2.53	—	26.47	9.60	0.79	0.77	0.77	0.58	65,645	65
12-31-16	21.74	0.16•	5.53	5.69	0.14	0.66	—	0.80	—	26.63	27.01	0.80	0.75	0.75	0.70	82,654	60

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
15

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Index Plus SmallCap Portfolio would have been (12.44)% and (12.66)% for Classes I and S, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, the net investment income ratios for Voya Index Plus SmallCap Portfolio would have been 0.82% and 0.57% for Classes I and S, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are fourteen active separate investment series that comprise the Company. The three series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Index Plus LargeCap Portfolio (“Index Plus LargeCap”), Voya Index Plus MidCap Portfolio (“Index Plus MidCap”), and Voya Index Plus SmallCap Portfolio (“Index Plus SmallCap”), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s book, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
H. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2020, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2020, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of  $9,366,013, $5,547,515 and $2,549,728, respectively. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at December 31, 2020.
I. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2020.
J. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
K. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.”

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2020, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Index Plus LargeCap	$415,167,308	$550,345,176
Index Plus MidCap	235,100,935	294,960,110
Index Plus SmallCap	107,841,427	127,799,074
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Index Plus LargeCap	0.45%
Index Plus MidCap	0.50%
Index Plus SmallCap	0.50%
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION FEES
Class ADV and Class S shares of the respective Portfolios are subject to a shareholder service and distribution plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each respective Portfolio’s Class ADV and Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each respective Portfolio’s Class ADV and Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plan for Class ADV shares of Index Plus LargeCap, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares.
Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to each Portfolio’s Class S shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc.owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	Index Plus SmallCap	5.21%

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary	Portfolio	Percentage
Voya Retirement Insurance and Annuity Company	Index Plus LargeCap	68.21
	Index Plus MidCap	80.54
	Index Plus SmallCap	70.65
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Index Plus LargeCap	$535,539
Index Plus MidCap	796,942
Index Plus SmallCap	304,457
NOTE 7 — LICENSING FEE
The Portfolios pay an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”)
with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class S
Index Plus LargeCap	1.05%	0.55%	0.80%
Index Plus MidCap	N/A	0.60%	0.85%
Index Plus SmallCap	N/A	0.60%	0.85%
The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	December 31,
	2021	2022	2023	Total
Index Plus LargeCap	$—	$—	$190,963	$190,963
Index Plus MidCap	—	—	604,690	604,690
Index Plus SmallCap	—	—	265,020	265,020
The Expense Limitation Agreement is contractual through May 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2020:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	2	$582,000	1.20%
Index Plus MidCap	2	2,022,000	1.29

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class ADV
12/31/2020	78,550	—	4,782	(86,396)	(3,064)	1,800,789	—	105,361	(2,070,262)	(164,112)
12/31/2019	16,031	—	4,965	(18,680)	2,316	424,461	—	122,819	(503,758)	43,522
Class I
12/31/2020	1,155,161	—	3,231,602	(6,122,727)	(1,735,964)	28,929,271	—	71,935,457	(157,048,553)	(56,183,825)
12/31/2019	1,539,575	—	2,981,358	(6,672,757)	(2,151,824)	42,191,239	—	74,563,767	(184,665,108)	(67,910,102)
Class S
12/31/2020	42,737	—	550,846	(797,070)	(203,487)	1,068,094	—	12,151,657	(20,692,316)	(7,472,565)
12/31/2019	86,790	—	523,631	(1,050,601)	(440,180)	2,257,009	—	12,986,058	(27,908,214)	(12,665,147)
Index Plus MidCap
Class I
12/31/2020	249,708	—	396,198	(3,397,281)	(2,751,375)	3,942,568	—	5,713,179	(57,099,155)	(47,443,408)
12/31/2019	315,634	—	2,819,977	(3,187,156)	(51,545)	5,940,704	—	49,293,203	(58,431,383)	(3,197,476)
Class S
12/31/2020	51,627	—	50,128	(598,716)	(496,961)	753,832	—	711,318	(10,355,519)	(8,890,369)
12/31/2019	15,643	—	445,618	(634,380)	(173,119)	288,786	—	7,655,712	(11,671,584)	(3,727,086)
Index Plus SmallCap
Class I
12/31/2020	263,768	—	277,733	(1,264,970)	(723,469)	4,303,983	—	3,893,818	(21,786,451)	(13,588,649)
12/31/2019	150,822	—	1,605,856	(1,332,473)	424,205	3,089,456	—	30,446,788	(27,163,921)	6,372,323
Class S
12/31/2020	57,046	—	65,782	(418,472)	(295,644)	837,592	—	911,743	(7,334,996)	(5,585,662)
12/31/2019	19,114	—	442,279	(390,115)	71,278	390,852	—	8,279,392	(7,869,203)	801,041
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2020:
Index Plus LargeCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$158,272	$(158,272)	$—
Citigroup Global Markets Inc.	3,370	(3,370)	—
J.P. Morgan Securities LLC	2,287,335	(2,287,335)	—
Wells Fargo Securities LLC	10,110	(10,110)	—
Total	$2,459,087	$(2,459,087)	$—

(1)
Cash collateral with a fair value of  $2,513,815 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus MidCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$107,469	$(107,469)	$—
Citigroup Global Markets Inc.	708	(708)	—
Daiwa Capital Markets America Inc.	1,071,964	(1,071,964)	—
Goldman, Sachs & Co. LLC	89,904	(89,904)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Jefferies LLC	265,365	(265,365)	—
J.P. Morgan Securities LLC	692,586	(692,586)	—
Morgan Stanley & Co. LLC	134,856	(134,856)	—
National Financial Services LLC	139,113	(139,113)	—
Natixis Securities America LLC	86,191	(86,191)	—
Scotia Capital (USA) INC	104,572	(104,572)	—
Total	$2,692,728	$(2,692,728)	$—

(1)
Cash collateral with a fair value of  $2,755,785 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$238,757	$(238,757)	$—
BNP Paribas Securities Corp.	29,461	(29,461)	—
BNP Paribas Prime Brokerage Intl Ltd	217,072	(217,072)	—
BofA Securities Inc	747,442	(747,442)	—
CIBC World Markets Corporation	370,942	(370,942)	—
Citigroup Global Markets Inc.	356,398	(356,398)	—
Cowen Excecution Services LLC	135,545	(135,545)	—
Deutsche Bank Securities Inc.	25,264	(25,264)	—
Goldman, Sachs & Co. LLC	1,203,202	(1,203,202)	—
HSBC Bank PLC	89,360	(89,360)	—
Jefferies LLC	153,548	(153,548)	—
J.P. Morgan Securities LLC	400,811	(400,811)	—
Mizuho Securities USA LLC.	598	(598)	—
Morgan Stanley & Co. LLC	753,605	(753,605)	—
National Financial Services LLC	237,707	(237,707)	—
Natixis Securities America LLC	23,224	(23,224)	—
National Bank of Canada Financial INC	237,238	(237,238)	—
Nomura Securities International, Inc.	427,517	(427,517)	—
Scotia Capital (USA) INC	2,583	(2,583)	—
UBS Securities LLC.	85,767	(85,767)	—
Total	$5,736,041	$(5,736,041)	$—

(1)
Cash collateral with a fair value of  $5,874,582 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts, capital loss carryforwards, and wash sale deferrals.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Plus LargeCap	$24,207,807	$60,265,903	$13,244,895	$74,427,749
Index Plus MidCap	6,424,497	—	18,895,101	38,053,814
Index Plus SmallCap	2,271,713	2,533,848	7,968,849	30,757,331
The tax-basis components of distributable earnings as of December 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Index Plus LargeCap	$19,099,712	$47,792,008	$233,990,061	$—	—	—
Index Plus MidCap	6,903,566	—	88,756,029	—	—	—
Index Plus SmallCap	1,831,238	—	39,719,325	(44,832)	Short-term	None
				(11,202,350)	Long-term	None
				$(11,247,182)
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 14 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUCEMENTS
The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards
Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios’ adoption was limited to changes in the Portfolios’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 16 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

27

   SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.8%
	Communication Services: 10.6%
16,531 (1)	Alphabet, Inc. - Class A	$28,972,892	3.3
6,351 (1)	Charter Communications, Inc.	4,201,504	0.5
106,277	Comcast Corp. – Class A	5,568,915	0.6
79,100 (1)	Facebook, Inc. - Class A	21,606,956	2.5
12,174 (1)	NetFlix, Inc.	6,582,847	0.8
126,626	Verizon Communications, Inc.	7,439,277	0.8
493,146 (2)	Other Securities	18,566,364	2.1
		92,938,755	10.6
	Consumer Discretionary: 12.4%
12,378 (1)	Amazon.com, Inc.	40,314,280	4.6
33,063	Home Depot, Inc.	8,782,194	1.0
19,945 (1)	Tesla, Inc.	14,074,588	1.6
37,925	Yum! Brands, Inc.	4,117,138	0.4
661,495 (2)	Other Securities	42,307,732	4.8
		109,595,932	12.4
	Consumer Staples: 6.1%
128,978	Altria Group, Inc.	5,288,098	0.6
85,114	Mondelez International, Inc.	4,976,616	0.5
63,740	PepsiCo, Inc.	9,452,642	1.1
83,060	Philip Morris International, Inc.	6,876,537	0.8
331,949 (2)(3)	Other Securities	26,992,293	3.1
		53,586,186	6.1
	Energy: 2.3%
750,506	Other Securities	19,901,448	2.3

	Financials: 10.6%
40,057	Allstate Corp.	4,403,466	0.5
24,514	Ameriprise Financial, Inc.	4,763,806	0.5
180,159	Bank of America Corp.	5,460,619	0.6
31,961 (1)	Berkshire Hathaway, Inc. – Class B	7,410,797	0.8
41,923	Capital One Financial Corp.	4,144,089	0.5
110,463	Citigroup, Inc.	6,811,149	0.8
124,471	JPMorgan Chase & Co.	15,816,530	1.8
20,192	S&P Global, Inc.	6,637,716	0.8
191,185	Wells Fargo & Co.	5,769,963	0.7
451,694 (2)	Other Securities	31,878,303	3.6
		93,096,438	10.6
	Health Care: 13.4%
13,954	Anthem, Inc.	4,480,490	0.5
107,889	Bristol-Myers Squibb Co.	6,692,355	0.8
19,952	Cigna Corp.	4,153,607	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
60,882 (1)	Edwards Lifesciences Corp.	$5,554,265	0.6
72,244	Johnson & Johnson	11,369,761	1.3
83,087	Medtronic PLC	9,732,811	1.1
96,394	Merck & Co., Inc.	7,885,029	0.9
16,418	Thermo Fisher Scientific, Inc.	7,647,176	0.9
33,904	UnitedHealth Group, Inc.	11,889,455	1.3
20,606 (1)	Vertex Pharmaceuticals, Inc.	4,870,022	0.5
316,144 (2)	Other Securities	44,148,661	5.0
		118,423,632	13.4
	Industrials: 8.4%
33,303 (1)	Copart, Inc.	4,237,807	0.5
26,728	Honeywell International, Inc.	5,685,046	0.6
10,514	Roper Technologies, Inc.	4,532,480	0.5
852,823 (2)	Other Securities	59,886,810	6.8
		74,342,143	8.4
	Information Technology: 27.0%
13,086 (1)	Adobe, Inc.	6,544,570	0.7
395,897	Apple, Inc.	52,531,573	6.0
65,405	Applied Materials, Inc.	5,644,452	0.6
171,688	Cisco Systems, Inc.	7,683,038	0.9
99,296	Intel Corp.	4,946,927	0.6
17,923	Intuit, Inc.	6,808,052	0.8
11,500	Lam Research Corp.	5,431,105	0.6
215,817	Microsoft Corp.	48,002,017	5.5
14,916	Nvidia Corp.	7,789,135	0.9
46,125 (1)	PayPal Holdings, Inc.	10,802,475	1.2
48,255	Qualcomm, Inc.	7,351,167	0.8
17,113 (1)	Synopsys, Inc.	4,436,374	0.5
20,092	Visa, Inc. - Class A	4,394,723	0.5
855,319 (2)(3)	Other Securities	65,306,322	7.4
		237,671,930	27.0
	Materials: 2.4%
334,044 (2)	Other Securities	20,877,731	2.4

	Real Estate: 2.6%
463,217 (2)	Other Securities	22,567,809	2.6

	Utilities: 3.0%
43,780	Entergy Corp.	4,370,995	0.5
429,858	Other Securities	21,774,548	2.5
		26,145,543	3.0
	Total Common Stock (Cost $633,688,291)	869,147,547	98.8

See Accompanying Notes to Financial Statements
28

   SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Repurchase Agreements: 0.3%
1,000,000 (4)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21-01/01/51)	$1,000,000	0.1
513,815 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $513,818, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $524,091, due 01/15/21-01/01/51)	513,815	0.1
1,000,000 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.1
	Total Repurchase Agreements (Cost $2,513,815)	2,513,815	0.3
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.1%
10,035,037 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $10,035,037)	$10,035,037	1.1
	Total Short-Term Investments (Cost $12,548,852)	12,548,852	1.4
	Total Investments in Securities (Cost $646,237,143)	$881,696,399	100.2
	Liabilities in Excess of Other Assets	(1,645,492)	(0.2)
	Net Assets	$880,050,907	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements
29

   SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$869,147,547	$—	$—	$869,147,547
Short-Term Investments	10,035,037	2,513,815	—	12,548,852
Total Investments, at fair value	$879,182,584	$2,513,815	$—	$881,696,399
Other Financial Instruments+
Futures	248,220	—	—	248,220
Total Assets	$879,430,804	$2,513,815	$—	$881,944,619

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, the following futures contracts were outstanding for Voya Index Plus LargeCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	52	03/19/21	$9,746,880	$248,220
			$9,746,880	$248,220
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$248,220
Total Asset Derivatives		$248,220

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$3,823,161
Total	$3,823,161
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$164,152
Total	$164,152
See Accompanying Notes to Financial Statements
30

   SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $647,954,560.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$245,310,790
Gross Unrealized Depreciation	(11,320,729)
Net Unrealized Appreciation	$233,990,061

See Accompanying Notes to Financial Statements
31

   SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.5%
	Communication Services: 2.1%
243,249 (1)	Other Securities	$10,408,306	2.1

	Consumer Discretionary: 13.7%
42,827 (2)	Caesars Entertainment, Inc.	3,180,761	0.6
13,333 (2)	Deckers Outdoor Corp.	3,823,638	0.8
110,130	Gentex Corp.	3,736,711	0.7
61,763	Kohl’s Corp.	2,513,137	0.5
36,505 (2)	Penn National Gaming, Inc.	3,152,937	0.6
89,344	Service Corp. International	4,386,790	0.9
49,191	Wyndham Destinations, Inc.	2,206,708	0.4
14,503	Wyndham Hotels & Resorts, Inc.	862,058	0.2
982,733 (1)(3)	Other Securities	45,802,358	9.0
		69,665,098	13.7
	Consumer Staples: 3.3%
398,940 (1)(3)	Other Securities	16,633,349	3.3

	Energy: 1.5%
413,995 (1)	Other Securities	7,301,844	1.5

	Financials: 14.6%
57,183	Commerce Bancshares, Inc.	3,756,923	0.7
25,438	Hanover Insurance Group, Inc.	2,974,211	0.6
166,911	Old Republic International Corp.	3,289,816	0.7
19,690	Primerica, Inc.	2,637,082	0.5
52,210	SEI Investments Co.	3,000,509	0.6
22,677	Signature Bank	3,067,971	0.6
56,304	Stifel Financial Corp.	2,841,100	0.6
37,404	UMB Financial Corp.	2,580,502	0.5
1,443,487 (1)	Other Securities	49,897,844	9.8
		74,045,958	14.6
	Health Care: 10.9%
10,056 (2)	Amedisys, Inc.	2,949,727	0.6
20,309 (2)	Charles River Laboratories International, Inc.	5,074,407	1.0
7,054	Chemed Corp.	3,757,031	0.7
21,088 (2)	Jazz Pharmaceuticals PLC	3,480,574	0.7
11,806 (2)	LHC Group, Inc.	2,518,456	0.5
11,777 (2)	Masimo Corp.	3,160,711	0.6
19,649 (2)	Molina Healthcare, Inc.	4,178,949	0.8
412,711 (1)(3)	Other Securities	30,346,034	6.0
		55,465,889	10.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 17.5%
24,343	AGCO Corp.	$2,509,520	0.5
19,741	Carlisle Cos., Inc.	3,083,149	0.6
37,678	Crane Co.	2,926,074	0.6
36,755	EMCOR Group, Inc.	3,361,612	0.7
18,274 (2)	Generac Holdings, Inc.	4,155,690	0.8
19,253	Hubbell, Inc.	3,018,678	0.6
45,592 (2)	IAA, Inc.	2,962,568	0.6
47,572	ITT, Inc.	3,663,996	0.7
64,155	Knight-Swift Transportation Holdings, Inc.	2,682,962	0.5
42,241	Owens Corning, Inc.	3,200,178	0.6
29,248	Regal Beloit Corp.	3,591,947	0.7
49,485	Timken Co.	3,828,160	0.8
842,546 (1)	Other Securities	49,709,194	9.8
		88,693,728	17.5
	Information Technology: 17.2%
36,764 (2)	Arrow Electronics, Inc.	3,577,137	0.7
11,420 (2)	CACI International, Inc.	2,847,349	0.6
57,811 (2)	Ciena Corp.	3,055,311	0.6
28,718 (2)	Enphase Energy, Inc.	5,039,147	1.0
65,111	Jabil, Inc.	2,769,171	0.5
11,965	Monolithic Power Systems, Inc.	4,381,942	0.9
20,535 (2)	Silicon Laboratories, Inc.	2,614,927	0.5
10,914 (2)	SolarEdge Technologies, Inc.	3,482,876	0.7
40,450 (2)	Trimble, Inc.	2,700,847	0.5
13,666	Universal Display Corp.	3,140,447	0.6
119,219	Vishay Intertechnology, Inc.	2,469,025	0.5
699,596 (1)(3)	Other Securities	50,975,674	10.1
		87,053,853	17.2
	Materials: 5.2%
27,776	Royal Gold, Inc.	2,954,255	0.6
50,545	RPM International, Inc.	4,588,475	0.9
441,408 (1)	Other Securities	18,980,529	3.7
		26,523,259	5.2
	Real Estate: 8.9%
20,103	EastGroup Properties, Inc.	2,775,420	0.6
67,291	Highwoods Properties, Inc.	2,666,742	0.5
22,258	Life Storage, Inc.	2,657,383	0.5
1,100,655 (1)	Other Securities	37,128,938	7.3
		45,228,483	8.9
	Utilities: 3.6%
101,372	OGE Energy Corp.	3,229,712	0.6

See Accompanying Notes to Financial Statements
32

   SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
318,818	Other Securities	$15,212,978	3.0
		18,442,690	3.6
	Total Common Stock (Cost $409,426,924)	499,462,457	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Repurchase Agreements: 0.5%
1,000,000 (4)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21-01/01/51)	1,000,000	0.2
755,785 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $755,791, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $770,901, due 01/26/21-01/01/51)	755,785	0.1
1,000,000 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.2
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
Total Repurchase Agreements (Cost $2,755,785)	$2,755,785	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
7,375,004 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $7,375,004)	7,375,004	1.5
	Total Short-Term Investments (Cost $10,130,789)	10,130,789	2.0
	Total Investments in Securities (Cost $419,557,713)	$509,593,246	100.5
	Liabilities in Excess of Other Assets	(2,331,474)	(0.5)
	Net Assets	$507,261,772	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements
33

   SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$499,462,457	$—	$—	$499,462,457
Short-Term Investments	7,375,004	2,755,785	—	10,130,789
Total Investments, at fair value	$506,837,461	$2,755,785	$—	$509,593,246
Other Financial Instruments+
Futures	206,164	—	—	206,164
Total Assets	$507,043,625	$2,755,785	$—	$509,799,410

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, the following futures contracts were outstanding for Voya Index Plus MidCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P Mid 400 E-Mini	35	03/19/21	$8,062,250	$206,164
			$8,062,250	$206,164
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$206,164
Total Asset Derivatives		$206,164

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,701,930)
Total	$(1,701,930)
See Accompanying Notes to Financial Statements
34

   SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2020 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$93,243
Total	$93,243
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $421,043,381.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$103,514,213
Gross Unrealized Depreciation	(14,758,184)
Net Unrealized Appreciation	$88,756,029
See Accompanying Notes to Financial Statements
35

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7%
	Communication Services: 3.0%
18,981	Cogent Communications Holdings, Inc.	$1,136,392	0.5
46,685 (1)	Iridium Communications, Inc.	1,835,888	0.8
241,729 (2)(3)	Other Securities	4,099,114	1.7
		7,071,394	3.0
	Consumer Discretionary: 14.5%
8,237 (1)	Asbury Automotive Group, Inc.	1,200,460	0.5
25,092 (1)	Capri Holdings Ltd.	1,053,864	0.4
14,589 (1)	CROCS, Inc.	914,147	0.4
7,051	Group 1 Automotive, Inc.	924,668	0.4
24,725	La-Z-Boy, Inc.	985,044	0.4
7,441	LCI Industries	964,949	0.4
14,082 (1)	Meritage Homes Corp.	1,166,271	0.5
4,954 (1)	Stamps.com, Inc.	971,925	0.4
16,991 (1)	YETI Holdings, Inc.	1,163,374	0.5
762,716 (2)(3)	Other Securities	24,920,632	10.6
		34,265,334	14.5
	Consumer Staples: 3.0%
214,411 (2)(3)	Other Securities	7,088,487	3.0

	Energy: 3.1%
944,392 (2)(3)	Other Securities	7,360,420	3.1

	Financials: 16.7%
23,657	Banner Corp.	1,102,180	0.5
53,241	CVB Financial Corp.	1,038,199	0.4
31,769	Flagstar Bancorp, Inc.	1,294,904	0.5
4,983	Kinsale Capital Group, Inc.	997,248	0.4
51,408	OFG Bancorp	953,104	0.4
57,849	United Community Banks, Inc./GA	1,645,226	0.7
19,544	Westamerica Bancorp.	1,080,588	0.5
1,669,189 (2)(3)	Other Securities	31,427,626	13.3
		39,539,075	16.7
	Health Care: 11.9%
15,132 (1)	AMN Healthcare Services, Inc.	1,032,759	0.4
11,410	Conmed Corp.	1,277,920	0.5
17,706	Ensign Group, Inc.	1,291,122	0.6
29,864 (1)	NeoGenomics, Inc.	1,607,878	0.7
13,957 (1)	Omnicell, Inc.	1,675,119	0.7
855,352 (2)(3)	Other Securities	21,229,922	9.0
		28,114,720	11.9
	Industrials: 17.9%
17,324	Applied Industrial Technologies, Inc.	1,351,099	0.6
19,868	Barnes Group, Inc.	1,007,109	0.4
23,328	Boise Cascade Co.	1,115,078	0.5
20,232	Brady Corp.	1,068,654	0.5
15,081	Exponent, Inc.	1,357,742	0.6
13,411 (1)	Gibraltar Industries, Inc.	964,787	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
35,543	Hillenbrand, Inc.	$1,414,611	0.6
29,256	Korn Ferry	1,272,636	0.5
9,523 (1)	Saia, Inc.	1,721,758	0.7
25,304	Skywest, Inc.	1,020,004	0.4
24,368 (1)	SPX Corp.	1,329,031	0.6
8,314 (1)	SPX FLOW, Inc.	481,880	0.2
21,383	UFP Industries, Inc.	1,187,826	0.5
6,507	Unifirst Corp.	1,377,467	0.6
7,728	Watts Water Technologies, Inc.	940,498	0.4
749,197 (3)	Other Securities	24,580,757	10.4
		42,190,937	17.9
	Information Technology: 14.6%
12,631 (1)	Advanced Energy Industries, Inc.	1,224,828	0.5
22,658	Brooks Automation, Inc.	1,537,345	0.7
18,607 (1)	Diodes, Inc.	1,311,794	0.6
25,649 (1)	Formfactor, Inc.	1,103,420	0.5
16,712 (1)	Insight Enterprises, Inc.	1,271,616	0.5
32,074	Kulicke & Soffa Industries, Inc.	1,020,274	0.4
15,936 (1)	LivePerson, Inc.	991,697	0.4
25,494 (1)	Onto Innovation, Inc.	1,212,240	0.5
22,610	Progress Software Corp.	1,021,746	0.4
10,252 (1)	SPS Commerce, Inc.	1,113,265	0.5
899,656 (2)(3)	Other Securities	22,552,457	9.6
		34,360,682	14.6
	Materials: 5.2%
34,014 (1)	Arconic Corp.	1,013,617	0.4
9,786	Stepan Co.	1,167,666	0.5
423,922 (2)(3)	Other Securities	10,106,405	4.3
		12,287,688	5.2
	Real Estate: 7.4%
48,498	CareTrust REIT, Inc.	1,075,685	0.5
958,470 (2)(3)	Other Securities	16,284,169	6.9
		17,359,854	7.4
	Utilities: 1.4%
75,817 (2)	Other Securities	3,322,623	1.4
	Total Common Stock (Cost $192,891,324)	232,961,214	98.7
RIGHTS: — %
	Health Care: —%
7,651 (1)(4)(5)	Aduro Biotech, Inc. -CVR	—	—
	Total Rights (Cost $—)	—	—
WARRANTS: 0.0%
	Energy: 0.0%
1,219 (3)(6)	Other Securities	4,559	0.0
	Total Warrants (Cost $37,789)	4,559	0.0
	Total Long-Term Investments (Cost $192,929,113)	232,965,773	98.7

See Accompanying Notes to Financial Statements
36

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Repurchase Agreements: 2.5%
1,250,325 (7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,250,335, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,275,331, due 01/25/21-10/15/62)	$1,250,325	0.5
1,389,600 (7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,389,620, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $1,417,414, due 01/31/21-05/15/49)	1,389,600	0.6
1,367,313 (7)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,367,323, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,394,659, due 09/15/21-01/01/51)	1,367,313	0.6
500,031 (7)	Morgan Stanley, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $500,035, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $510,032, due 02/04/21-12/20/50)	500,031	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,367,313 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,367,325, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,394,659, due 01/05/21-12/20/50)	$1,367,313	0.6
	Total Repurchase Agreements (Cost $5,874,582)	5,874,582	2.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.3%
3,180,009	(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $3,180,009)	3,180,009	1.3
		Total Short-Term Investments (Cost $9,054,591)	9,054,591	3.8
		Total Investments in Securities (Cost $201,983,704)	$242,020,364	102.5
		Liabilities in Excess of Other Assets	(5,901,346)	(2.5)
		Net Assets	$236,119,018	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

See Accompanying Notes to Financial Statements
37

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2020 (continued)

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $ — or 0.0% of net assets. Please refer to the table below for additional details.

(6)
The grouping contains Level 3 securities.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$232,961,214	$—	$—	$232,961,214
Rights	—	—	—	—
Warrants	—	—	4,559	4,559
Short-Term Investments	3,180,009	5,874,582	—	9,054,591
Total Investments, at fair value	$236,141,223	$5,874,582	$4,559	$242,020,364
Other Financial Instruments+
Futures	32,339	—	—	32,339
Total Assets	$236,173,562	$5,874,582	$4,559	$242,052,703

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, Voya Index Plus SmallCap Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Aduro Biotech, Inc. -CVR	10/6/2020	$—	$—
		$—	$—
At December 31, 2020, the following futures contracts were outstanding for Voya Index Plus SmallCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	35	03/19/21	$3,455,900	$32,339
			$3,455,900	$32,339
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$32,339
Total Asset Derivatives		$32,339

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
38

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2020 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$511,264
Total	$511,264
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(21,990)
Total	$(21,990)
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $202,333,379.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$51,619,227
Gross Unrealized Depreciation	(11,899,902)
Net Unrealized Appreciation	$39,719,325
See Accompanying Notes to Financial Statements
39

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Plus LargeCap Portfolio
Class ADV	NII	$0.2847
Class I	NII	$0.4472
Class S	NII	$0.3709
All Classes	STCG	$0.4099
All Classes	LTCG	$2.1053
Voya Index Plus MidCap Portfolio
Class I	NII	$0.2494
Class S	NII	$0.1995
Voya Index Plus SmallCap Portfolio
Class I	NII	$0.2062
Class S	NII	$0.1524
All Classes	LTCG	$0.2173

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Plus LargeCap Portfolio	65.35%
Voya Index Plus MidCap Portfolio	100.00%
Voya Index Plus SmallCap Portfolio	100.00%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Plus LargeCap Portfolio	$60,265,903
Voya Index Plus SmallCap Portfolio	$2,533,848
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
40

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director Chairperson	May 2013 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	133	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	133	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	133	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	133	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	133	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 – Present	Consultant (May 2001 – Present).	133	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	October 2015 – Present	Retired.	133	None.
41

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

42

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 — September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012- Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 ¡ Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
43

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President And Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2002- Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 ¡ February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

44

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 19, 2020, the Board of Directors (“Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio and Voya Index Plus SmallCap Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.
In addition to the Board meeting on November 19, 2020, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or the Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and the Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all

45

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net

46

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Index Plus LargeCap Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Plus LargeCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described

47

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Plus MidCap Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Plus MidCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the five-year period, and the fifth quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection on the Portfolio’s performance; and (2) management’s confidence in the Sub-Adviser’s ability to deliver strong performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its
Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Plus SmallCap Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Plus SmallCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the five-year and ten-year periods, the fourth quintile for the year-to-date and one-year periods, and the fifth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection on the Portfolio’s performance; and (2) management’s confidence in the Sub-Adviser’s ability to deliver favorable long-term performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of

48

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

49

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-AIP         (1220-021721)

Annual Report
December 31, 2020
Classes ADV, I, P2, S and S2
Voya Variable Product Index Funds
■ Voya Emerging Markets Index Portfolio	■ Voya Russell™ Mid Cap Growth Index Portfolio
■ Voya International Index Portfolio	■ Voya Russell™ Mid Cap Index Portfolio
■ Voya Russell™ Large Cap Growth Index Portfolio	■ Voya Russell™ Small Cap Index Portfolio
■ Voya Russell™ Large Cap Index Portfolio	■ Voya U.S. Bond Index Portfolio
■ Voya Russell™ Large Cap Value Index Portfolio
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery
Dear Shareholder,
For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?
Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.
In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.
Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.
We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 22, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Top 200® Growth Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200R Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Top 200® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Value Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Managers’ Report	Voya Emerging Markets Index Portfolio

Geographic Diversification as of December 31, 2020 (as a percentage of net assets)

China	38.0%
South Korea	13.2%
Taiwan	12.4%
India	9.1%
Brazil	4.9%
South Africa	3.3%
Russia	2.8%
Saudi Arabia	2.4%
Thailand	1.8%
Mexico	1.8%
Countries between 0.0% – 1.5%^	7.7%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 19 countries, which each represents 0.0% – 1.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 17.27% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 18.31% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM. The Portfolio attempts to track the MSCI EM IndexSM by investing in most of the stocks that make up the MSCI EM IndexSM. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM IndexSM. This approach is employed because of the relatively
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

Taiwan Semiconductor Manufacturing Co., Ltd.	5.8%
Alibaba Group Holding Ltd. ADR	5.5%
Tencent Holdings Ltd.	5.1%
Samsung Electronics Co., Ltd.	4.4%
Meituan Class B	1.7%
Naspers Ltd.	1.1%
Reliance Industries Ltd.	1.0%
JD.com, Inc. ADR	0.9%
China Construction Bank - H Shares	0.9%
Ping An Insurance Group Co. of China Ltd. - H Shares	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
large number of small and/or illiquid stocks in the MSCI EM IndexSM. The Portfolio may not always hold all of the same securities as the MSCI EM IndexSM.
On an absolute basis, all regions posted negative returns, with the exception of Asia Pacific ex-Japan. On an absolute basis, Asia Pacific ex-Japan was the strongest region during the reporting period. Conversely, on an absolute basis, the weakest regions during the reporting period were Latin America and Europe.
Current Strategy and Outlook: The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. Aninvestor cannot invest directly in an index.

Voya Emerging Markets Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 year	Since Inception of Classes I and S December 19, 2011
Class I	17.58%	12.17%	5.60%
Class P2(1)	17.95%	12.50%	5.77%
Class S	17.27%	12.00%	5.41%
MSCI EM IndexSM	18.31%	12.81%	6.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya International Index Portfolio

Geographic Diversification as of December 31, 2020 (as a percentage of net assets)

Japan	25.0%
United Kingdom	12.7%
France	10.2%
Switzerland	9.9%
Germany	9.2%
Australia	7.1%
Netherlands	5.3%
Sweden	3.1%
Hong Kong	2.9%
Denmark	2.5%
Countries between 0.0% – 2.4%^	10.6%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 16 countries, which each represents 0.0% – 2.4% of net assets.
Portfolio holdings are subject to change daily.
Voya International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 7.62% compared to the MSCI EAFE® Index, which returned 7.82% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing in most of the stocks which make up the MSCI EAFE® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE® Index. The approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EAFE® Index. The Portfolio may not always hold all of the same
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Nestle SA	2.1%
Roche Holding AG	1.5%
Novartis AG	1.3%
ASML Holding NV	1.3%
LVMH Moet Hennessy Louis Vuitton SE	1.1%
Toyota Motor Corp.	1.0%
AIA Group Ltd.	0.9%
SAP SE	0.8%
AstraZeneca PLC	0.8%
Sony Corp.	0.8%
Portfolio holdings are subject to change daily.
securities as the MSCI EAFE® Index.
For the reporting period, absolute performance was strongest within information technology, materials, and consumer discretionary. By contrast, energy, real estate, and financials were the bottom absolute performing sectors posting negative returns for the reporting period.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya International Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	7.28%	6.78%	4.81%
Class I	7.90%	7.32%	5.33%
Class P2(1)	8.13%	7.54%	5.44%
Class S	7.62%	7.03%	5.06%
Class S2	7.40%	6.87%	4.89%
MSCI EAFE® Index	7.82%	7.45%	5.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Russell™ Large Cap Growth Index Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Information Technology	46.4%
Consumer Discretionary	18.1%
Communication Services	12.0%
Health Care	11.7%
Consumer Staples	4.8%
Industrials	3.0%
Real Estate	1.7%
Financials	1.5%
Materials	0.5%
Exchange-Traded Funds	0.3%
Liabilities in Excess of Other Assets*	—%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 38.13% compared to the Russell Top 200® Growth Index, which returned 39.34% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by principally investing stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.
For the reporting period, absolute performance was strongest within consumer discretionary, information technology, and communication services. By contrast, real estate was the bottom absolute performing sector posting negative returns for the reporting period.
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Apple, Inc.	14.2%
Microsoft Corp.	11.1%
Amazon.com, Inc.	9.2%
Facebook, Inc. - Class A	4.4%
Tesla, Inc.	3.5%
Alphabet, Inc. - Class A	2.7%
Alphabet, Inc. - Class C	2.6%
Visa, Inc. - Class A	2.5%
Mastercard, Inc. - Class A	2.1%
Nvidia Corp.	2.1%
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Large Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class ADV July 13, 2015
Class ADV	37.80%	20.54%	—	18.85%
Class I	38.47%	21.11%	17.45%	—
Class S	38.13%	20.81%	17.15%	—
Russell Top 200® Growth Index	39.34%	21.70%	18.01%	19.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Index Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Information Technology	30.4%
Health Care	13.6%
Consumer Discretionary	12.5%
Communication Services	12.1%
Financials	10.1%
Consumer Staples	6.8%
Industrials	6.5%
Energy	2.0%
Utilities	1.7%
Materials	1.7%
Real Estate	1.5%
Exchange-Traded Funds	0.8%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 21.58% compared to the Russell Top 200® Index, which returned 22.37% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by principally investing in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.
For the reporting period, absolute performance was strongest within consumer discretionary, information technology, and communication services. By contrast, energy and financials were the bottom absolute
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Apple, Inc.	8.1%
Microsoft Corp.	6.3%
Amazon.com, Inc.	5.2%
Facebook, Inc. - Class A	2.5%
Tesla, Inc.	2.0%
Alphabet, Inc. - Class A	2.0%
Alphabet, Inc. - Class C	1.9%
Berkshire Hathaway, Inc. - Class B	1.6%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.5%
Portfolio holdings are subject to change daily.
performing sectors posting negative returns for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Large Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	21.24%	15.44%	13.67%
Class I	21.86%	16.01%	14.26%
Class S	21.58%	15.73%	13.95%
Class S2	21.37%	15.56%	13.79%
Russell Top 200® Index	22.37%	16.42%	14.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Value Index Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Financials	21.6%
Health Care	16.2%
Communication Services	12.5%
Industrials	11.4%
Consumer Staples	9.5%
Information Technology	9.3%
Consumer Discretionary	5.1%
Energy	4.6%
Utilities	4.1%
Materials	3.4%
Real Estate	1.4%
Exchange-Traded Funds	0.0%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 1.20% compared to the Russell Top 200® Value Index, which returned 1.64% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by principally investing in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.
For the reporting period, absolute performance was strongest within consumer discretionary, healthcare, and industrials. By contrast, energy and financial were the bottom absolute performing sectors posting
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Berkshire Hathaway, Inc. - Class B	3.9%
JPMorgan Chase & Co.	3.4%
Johnson & Johnson	3.2%
Walt Disney Co.	2.9%
Verizon Communications, Inc.	2.2%
Comcast Corp. - Class A	2.1%
Bank of America Corp.	2.1%
AT&T, Inc.	1.8%
Pfizer, Inc.	1.8%
Intel Corp.	1.8%
Portfolio holdings are subject to change daily.
negative returns for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Large Cap Value Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class ADV July 13, 2015
Class ADV	1.00%	8.86%	—	7.29%
Class I	1.48%	9.38%	10.13%	—
Class S	1.20%	9.10%	9.85%	—
Russell Top 200® Value Index	1.64%	9.76%	10.51%	8.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Value Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Growth Index Portfolio

Voya Russell™ Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 34.52% compared to the Russell Midcap® Growth Index, which returned 35.59% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by principally investing in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.
For the reporting period, absolute performance was strongest within communication services, information technology, and healthcare. By contrast, energy was the bottom absolute performing sector posting negative returns for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Mid Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class I	34.83%	18.16%	14.62%
Class S	34.52%	17.86%	14.34%
Class S2	34.31%	17.69%	14.17%
Russell Midcap® Growth Index	35.59%	18.66%	15.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Index Portfolio

Voya Russell™ Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 16.32% compared to the Russell Midcap® Index, which returned 17.10% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by principally investing in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.
For the reporting period, absolute performance was strongest within information technology, communication services, and healthcare. By contrast, energy, real estate and utilities were the bottom absolute performing sectors posting negative returns for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Mid Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	16.01%	12.38%	11.44%
Class I	16.67%	12.96%	12.00%
Class P2(1)	16.91%	13.17%	12.10%
Class S	16.32%	12.68%	11.72%
Class S2	16.11%	12.50%	11.55%
Russell Midcap® Index	17.10%	13.40%	12.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestmetns.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Russell™ Small Cap Index Portfolio

Voya Russell™ Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 19.34% compared to the Russell 2000® Index, which returned 19.96% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by principally investing in most of the stocks that make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.
The top performing sectors on an absolute basis for the year were healthcare, information technology, and consumer discretionary. By contrast, energy, real estate and financials were the bottom absolute performing sectors posting negative returns for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Small Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	18.93%	12.38%	10.48%
Class I	19.56%	12.94%	11.03%
Class P2(1)	19.49%	13.12%	11.12%
Class S	19.34%	12.67%	10.76%
Class S2	19.03%	12.49%	10.59%
Russell 2000® Index	19.96%	13.26%	11.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Small Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Voya U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio is managed by Bob Kase, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 7.20% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 7.51% for the same period.
Portfolio Specifics**: The Portfolio is designed to replicate the risk and return drivers of the benchmark by investing in a selection of securities from which the Index is constructed, in conjunction with various derivative positions. Duration and curve position throughout the investment period were kept very close to that of the Index.
The extraordinary volatility and market performance in the first quarter of 2020 and ensuing rebound dominated the performance profile for the reporting period ended December 31, 2020. The outperformance of risks assets was extended by the approval of two vaccines, as well as by a cyclical rotation favoring sectors that had been lagging in the summer rally. The U.S. economy, as measured by gross domestic product, rose 33.4% on an annualized basis in the third quarter (after a decline of 31.4% in the second quarter). U.S. unemployment declined to 6.7% by November, a meaningful reduction from the peak level of 14.7% recorded in April. Fiscal stimulus, varying levels of re-openings around the country and simply adjusting to living in a “COVID-world” supported healing in the economy.
While the U.S. elections were expected to be the center of attention, the announcement of two vaccines and their rapid approval by the FDA stole the spotlight. The news, from both Pfizer and Moderna, fueled hope for a return to normal and added momentum to the demand for risk assets. As a result, the ten-year U.S. Treasury yield rose from 0.69% to 0.92% at year-end and non-government sectors outperformed. The Index was up 7.51% for the year.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya U.S. Bond Index Portfolio	Portfolio Managers’ Report

U.S. Treasury futures were used to manage duration throughout the year. These futures, along with the cash bonds, caused duration and yield curve management to be in line with the Index over the period. Credit default swaps, when combined with cash bonds, were also in line with the Index during the reporting period.
Current Strategy and Outlook: Heading into 2021, we believe that the market backdrop for cyclical sectors is extraordinarily positive. We also believe that consumers, supported by excess savings, robust net worth and additional fiscal aid, will drive a recovery in discretionary spending; leading to a full re-engagement of the service sector as the vaccine rollout becomes more widespread. In our view, the recovery in services spending coupled with resilience in goods demand will usher in an extended period of synchronous, above-trend global growth, easing pressure on the income divide.
In the near term, cyclical sectors across securitized credit, corporate credit and emerging market debt seem relatively attractive, in our opinion. We believe that a rebound in economic growth, fostered by fiscal and central bank support, will push yield spreads uncomfortably tight in 2021.
However, we also recognize the market seems to be aligned on the near-term positive direction of risk assets. We believe that this one-way sentiment opens the door for volatility. The vaccine news is overwhelmingly positive, and we believe ultimately the vaccines will succeed. However, in our view, the potential for episodic market stresses, whether connected to the vaccine or other global factors, should not be overlooked.
In our opinion, the heavy use of economic stabilizers creates vulnerability to shocks and will leave investors exposed to increasingly asymmetric risk profiles. Security selection, which we believe is always important, has become absolutely critical; we also believe the dispersion between “winning” and “losing” investments within sectors will remain extremely wide. In our view, diversification, tail-risk hedging and careful analysis of cyclical versus structural factors are necessary to mitigate downside risks and prepare portfolios for the income-starved world we face ahead.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	6.69%	3.57%	2.95%
Class I	7.20%	4.09%	3.46%
Class P2(1)	7.47%	4.28%	3.55%
Class S	7.05%	3.84%	3.21%
Class S2	6.79%	3.69%	3.06%
Bloomberg Barclays U.S. Aggregate Bond	7.51%	4.44%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Bond Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to February 21, 2012, the Portfolio was managed by a different sub-adviser.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya Emerging Markets Index Portfolio
Class I	$1,000.00	$1,301.30	0.53%	$3.07	$1,000.00	$1,022.47	0.53%	$2.69
Class P2	1,000.00	1,302.40	0.15	0.87	1,000.00	1,024.38	0.15	0.76
Class S	1,000.00	1,299.10	0.78	4.51	1,000.00	1,021.22	0.78	3.96
Voya International Index Portfolio
Class ADV	$1,000.00	$1,206.70	0.95%	$5.27	$1,000.00	$1,020.36	0.95%	$4.82
Class I	1,000.00	1,210.70	0.46	2.56	1,000.00	1,022.82	0.46	2.34
Class P2	1,000.00	1,211.90	0.16	0.89	1,000.00	1,024.33	0.16	0.81
Class S	1,000.00	1,208.60	0.71	3.94	1,000.00	1,021.57	0.71	3.61
Class S2	1,000.00	1,207.50	0.86	4.77	1,000.00	1,020.81	0.86	4.37
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	$1,000.00	$1,246.40	0.93%	$5.25	$1,000.00	$1,020.46	0.93%	$4.72
Class I	1,000.00	1,249.40	0.43	2.43	1,000.00	1,022.97	0.43	2.19
Class S	1,000.00	1,247.70	0.68	3.84	1,000.00	1,021.72	0.68	3.46

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya Russell™ Large Cap Index Portfolio
Class ADV	$1,000.00	$1,224.70	0.86%	$4.81	$1,000.00	$1,020.81	0.86%	$4.37
Class I	1,000.00	1,227.70	0.36	2.02	1,000.00	1,023.33	0.36	1.83
Class S	1,000.00	1,226.00	0.61	3.41	1,000.00	1,022.07	0.61	3.10
Class S2	1,000.00	1,224.80	0.76	4.25	1,000.00	1,021.32	0.76	3.86
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	$1,000.00	$1,196.50	0.85%	$4.69	$1,000.00	$1,020.86	0.85%	$4.32
Class I	1,000.00	1,199.00	0.35	1.93	1,000.00	1,023.38	0.35	1.78
Class S	1,000.00	1,197.50	0.60	3.31	1,000.00	1,022.12	0.60	3.05
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	$1,000.00	$1,299.10	0.40%	$2.31	$1,000.00	$1,023.13	0.40%	$2.03
Class S	1,000.00	1,297.80	0.65	3.75	1,000.00	1,021.87	0.65	3.30
Class S2	1,000.00	1,296.70	0.80	4.62	1,000.00	1,021.11	0.80	4.06
Voya Russell™ Mid Cap Index Portfolio
Class ADV	$1,000.00	$1,282.10	0.90%	$5.16	$1,000.00	$1,020.61	0.90%	$4.57
Class I	1,000.00	1,286.70	0.40	2.30	1,000.00	1,023.13	0.40	2.03
Class P2	1,000.00	1,288.20	0.15	0.86	1,000.00	1,024.38	0.15	0.76
Class S	1,000.00	1,285.30	0.65	3.73	1,000.00	1,021.87	0.65	3.30
Class S2	1,000.00	1,283.00	0.80	4.59	1,000.00	1,021.11	0.80	4.06
Voya Russell™ Small Cap Index Portfolio
Class ADV	$1,000.00	$1,371.90	0.95%	$5.66	$1,000.00	$1,020.36	0.95%	$4.82
Class I	1,000.00	1,376.70	0.45	2.69	1,000.00	1,022.87	0.45	2.29
Class P2	1,000.00	1,376.20	0.15	0.90	1,000.00	1,024.38	0.15	0.76
Class S	1,000.00	1,375.30	0.70	4.18	1,000.00	1,021.62	0.70	3.56
Class S2	1,000.00	1,372.50	0.85	5.07	1,000.00	1,020.86	0.85	4.32
Voya U.S. Bond Index Portfolio
Class ADV	$1,000.00	$1,008.20	0.88%	$4.44	$1,000.00	$1,020.71	0.88%	$4.47
Class I	1,000.00	1,010.80	0.38	1.92	1,000.00	1,023.23	0.38	1.93
Class P2	1,000.00	1,012.10	0.15	0.76	1,000.00	1,024.38	0.15	0.76
Class S	1,000.00	1,010.40	0.63	3.18	1,000.00	1,021.97	0.63	3.20
Class S2	1,000.00	1,008.70	0.78	3.94	1,000.00	1,021.22	0.78	3.96

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio and Voya U.S. Bond Index Portfolio and the Board of Directors of Voya Variable Portfolios, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio and Voya U.S. Bond Index Portfolio (collectively referred to as the “Portfolios”) (nine of the portfolios constituting Voya Variable Portfolios, Inc. (the “Company”)), including the summary portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (nine of the portfolios constituting Voya Variable Portfolios, Inc.) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 18, 2021

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Emerging Markets Index Portfolio	Voya International Index Portfolio	Voya Russell™ Large Cap Growth Index Portfolio	Voya Russell™ Large Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$775,229,047	$2,273,919,348	$1,467,330,437	$1,158,498,994
Short-term investments at fair value†	14,053,587	63,311,763	3,871,388	12,324,472
Cash	1,781,559	—	1,153,697	1,004,916
Cash collateral for futures contracts	792,493	727,199	280,394	915,674
Foreign currencies at value‡	1,288,906	1,634,793	—	—
Receivables:
Investment securities sold	—	861,060	683,803	—
Fund shares sold	9,299,979	23,816,755	682,816	63,307
Dividends	1,297,512	1,945,724	493,726	682,220
Interest	—	—	524	94
Foreign tax reclaims	22,179	6,038,228	—	—
Prepaid expenses	2,522	9,433	4,826	4,214
Reimbursement due from Investment Adviser	147,967	439,210	21,368	74,384
Other assets	18,122	76,316	23,438	84,177
Total assets	803,933,873	2,372,779,829	1,474,546,417	1,173,652,452
LIABILITIES:
Payable for investment securities purchased	—	—	—	9,593,561
Payable for fund shares redeemed	144,262	335,682	5,632,311	1,123,489
Payable upon receipt of securities loaned	6,331,582	56,297,742	1,185,354	595,429
Unrealized depreciation on forward foreign currency contracts	780	—	—	—
Payable for investment management fees	246,163	854,502	464,226	336,146
Payable for distribution and shareholder service fees	—	223,666	182,343	168,681
Payable to custodian due to bank overdraft	—	3,734,698	—	—
Payable for directors fees	2,948	10,883	6,186	5,083
Payable to directors under the deferred compensation plan (Note 6)	18,122	76,316	23,438	84,177
Payable for foreign capital gains tax	1,039,036	—	—	—
Other accrued expenses and liabilities	793,727	1,091,684	339,062	379,943
Total liabilities	8,576,620	62,625,173	7,832,920	12,286,509
NET ASSETS	$795,357,253	$2,310,154,656	$1,466,713,497	$1,161,365,943
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$650,697,461	$1,865,402,345	$518,953,241	$256,436,146
Total distributable earnings	144,659,792	444,752,311	947,760,256	904,929,797
NET ASSETS	$795,357,253	$2,310,154,656	$1,466,713,497	$1,161,365,943
+ Including securities loaned at value	$5,974,174	$52,712,769	$1,160,481	$582,305
* Cost of investments in securities	$615,266,768	$1,674,261,055	$532,165,509	$314,126,916
† Cost of short-term investments	$14,053,587	$63,311,763	$3,871,388	$12,324,472
‡ Cost of foreign currencies	$1,268,712	$1,599,697	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Emerging Markets Index Portfolio	Voya International Index Portfolio	Voya Russell™ Large Cap Growth Index Portfolio	Voya Russell™ Large Cap Index Portfolio
Class ADV
Net assets	n/a	$508,888,328	$7,814	$105,733,081
Shares authorized	n/a	250,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	46,846,052	140	3,788,466
Net asset value and redemption price per share	n/a	$10.86	$55.65	$27.91
Class I
Net assets	$250,721,445	$580,413,069	$590,680,878	$457,743,473
Shares authorized	100,000,000	200,000,000	100,000,000	400,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	18,148,915	52,354,222	10,501,887	16,018,094
Net asset value and redemption price per share	$13.81	$11.09	$56.25	$28.58
Class P2
Net assets	$544,631,639	$1,143,697,121	n/a	n/a
Shares authorized	100,000,000	300,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	38,798,197	102,012,643	n/a	n/a
Net asset value and redemption price per share	$14.04	$11.21	n/a	n/a
Class S
Net assets	$4,169	$75,947,631	$876,024,805	$596,782,862
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	300	6,898,526	15,696,321	21,034,829
Net asset value and redemption price per share	$13.90	$11.01	$55.81	$28.37
Class S2
Net assets	n/a	$1,208,507	n/a	$1,106,527
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	109,869	n/a	37,813
Net asset value and redemption price per share	n/a	$11.00	n/a	$29.26
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio	Voya Russell™ Small Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$857,401,513	$693,570,299	$1,392,586,318	$1,066,231,601
Investments in affiliates at fair value**	—	—	1,092,572	—
Short-term investments at fair value†	1,505,322	16,505,392	102,658,476	277,597,921
Cash	584,769	631,831	1,484,719	888,853
Cash collateral for futures contracts	171,220	111,280	236,470	1,259,677
Foreign currencies at value‡	—	—	—	266
Receivables:
Investment securities sold	280,111	746,463	1,323,780	121,730
Fund shares sold	5,187,570	25,317	4,747,325	7,237,223
Dividends	806,465	247,828	1,570,561	936,695
Interest	162	78	156	—
Foreign tax reclaims	920	—	—	1,969
Prepaid expenses	8,840	2,455	5,618	4,054
Reimbursement due from Investment Adviser	—	32,073	184,460	143,480
Other assets	18,646	17,714	69,871	39,974
Total assets	865,965,538	711,890,730	1,505,960,326	1,354,463,443
LIABILITIES:
Payable for investment securities purchased	—	—	4,427,633	—
Payable for fund shares redeemed	39,876	5,221,353	2,747,991	10,089,344
Payable upon receipt of securities loaned	94,314	15,794,389	101,983,461	259,895,869
Payable for investment management fees	223,136	230,817	480,576	387,995
Payable for distribution and shareholder service fees	162,309	139,781	134,659	140,204
Payable for directors fees	4,115	2,950	6,335	4,077
Payable to directors under the deferred compensation plan (Note 6)	18,646	17,714	69,871	39,974
Other accrued expenses and liabilities	121,238	188,319	612,784	275,738
Total liabilities	663,634	21,595,323	110,463,310	270,833,201
NET ASSETS	$865,301,904	$690,295,407	$1,395,497,016	$1,083,630,242
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$739,797,606	$362,081,060	$482,049,660	$652,598,676
Total distributable earnings	125,504,298	328,214,347	913,447,356	431,031,566
NET ASSETS	$865,301,904	$690,295,407	$1,395,497,016	$1,083,630,242
+ Including securities loaned at value	$91,750	$15,469,508	$99,712,454	$253,429,344
* Cost of investments in securities	$693,421,753	$387,360,732	$636,663,852	$614,336,624
** Cost of investments in affiliates	$—	$—	$500,711	$—
† Cost of short-term investments	$1,505,322	$16,505,392	$102,658,476	$277,597,921
‡ Cost of foreign currencies	$—	$—	$—	$266
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio	Voya Russell™ Small Cap Index Portfolio
Class ADV
Net assets	$4,448	n/a	$188,952,110	$113,939,882
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	191	n/a	15,003,105	7,624,409
Net asset value and redemption price per share	$23.26	n/a	$12.59	$14.94
Class I
Net assets	$88,234,816	$32,555,161	$726,725,611	$252,529,885
Shares authorized	100,000,000	100,000,000	300,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,755,265	724,225	54,897,737	16,220,702
Net asset value and redemption price per share	$23.50	$44.95	$13.24	$15.57
Class P2
Net assets	n/a	n/a	$226,684,882	$289,711,019
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	16,907,377	18,413,211
Net asset value and redemption price per share	n/a	n/a	$13.41	$15.73
Class S
Net assets	$777,062,640	$655,413,058	$240,791,531	$420,954,548
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	33,374,086	14,643,040	18,498,455	27,358,724
Net asset value and redemption price per share	$23.28	$44.76	$13.02	$15.39
Class S2
Net assets	n/a	$2,327,188	$12,342,882	$6,494,908
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	52,112	968,610	430,842
Net asset value and redemption price per share	n/a	$44.66	$12.74	$15.07
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

Voya U.S. Bond Index Portfolio
ASSETS:
Investments in securities at fair value+*	$3,348,067,263
Short-term investments at fair value†	324,064,157
Cash	296,810
Cash collateral for futures contracts	51,166
Cash pledged for centrally cleared swaps (Note 2)	1,200,000
Receivables:
Investment securities sold	37,164,415
Investment securities sold on a delayed-delivery or when-issued basis	176,202,162
Fund shares sold	36,636,893
Dividends	1,982
Interest	13,577,343
Variation margin receivable on centrally cleared swaps	19,627
Prepaid expenses	14,053
Reimbursement due from Investment Adviser	304,820
Other assets	142,223
Total assets	3,937,742,914
LIABILITIES:
Payable for investment securities purchased	46,497,227
Payable for investment securities purchased on a delayed-delivery or when-issued basis	442,590,279
Payable for fund shares redeemed	1,643,399
Payable upon receipt of securities loaned	15,822,513
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	1,066,000
Payable for investment management fees	1,003,324
Payable for distribution and shareholder service fees	56,881
Payable for directors fees	15,954
Payable to directors under the deferred compensation plan (Note 6)	142,223
Other accrued expenses and liabilities	408,348
Total liabilities	509,246,148
NET ASSETS	$3,428,496,766
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,164,099,819
Total distributable earnings	264,396,947
NET ASSETS	$3,428,496,766
+ Including securities loaned at value	$15,424,825
* Cost of investments in securities	$3,138,930,430
† Cost of short-term investments	$324,061,248
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

Voya U.S. Bond Index Portfolio
Class ADV
Net assets	$30,573,344
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,711,969
Net asset value and redemption price per share	$11.27
Class I
Net assets	$1,811,026,280
Shares authorized	700,000,000
Par value	$0.001
Shares outstanding	160,000,344
Net asset value and redemption price per share	$11.32
Class P2
Net assets	$1,379,656,705
Shares authorized	300,000,000
Par value	$0.001
Shares outstanding	121,904,442
Net asset value and redemption price per share	$11.32
Class S
Net assets	$205,870,029
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	18,239,784
Net asset value and redemption price per share	$11.29
Class S2
Net assets	$1,370,408
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	121,366
Net asset value and redemption price per share	$11.29
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Emerging Markets Index Portfolio	Voya International Index Portfolio	Voya Russell™ Large Cap Growth Index Portfolio	Voya Russell™ Large Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,180,674	$51,817,423	$13,409,924	$17,977,573
Interest	—	—	637	1,215
Securities lending income, net	65,618	525,795	6,365	14,515
Total investment income	12,246,292	52,343,218	13,416,926	17,993,303
EXPENSES:
Investment management fees	3,832,549	9,741,611	5,989,430	3,549,055
Distribution and shareholder service fees:
Class ADV	—	2,329,183	32	425,640
Class S	8	166,838	1,866,559	1,353,564
Class S2	—	4,148	—	4,447
Transfer agent fees:
Class ADV	—	86,655	1	44,685
Class I	1,173	109,806	129,755	204,214
Class P2	731	2,121	—	—
Class S	—	12,414	197,616	284,381
Class S2	—	191	—	582
Shareholder reporting expense	23,407	86,785	59,603	51,602
Professional fees	70,751	115,321	51,082	49,674
Custody and accounting expense	546,877	517,906	109,585	100,792
Directors fees	23,585	87,063	49,484	40,669
Licensing fee (Note 7)	176,893	652,994	151,957	129,922
Miscellaneous expense	39,362	143,141	33,494	50,149
Interest expense	4,663	61,493	2,330	1,384
Total expenses	4,719,999	14,117,670	8,640,928	6,290,760
Waived and reimbursed fees	(2,825,581)	(4,916,070)	(1,426,582)	(816,593)
Net expenses	1,894,418	9,201,600	7,214,346	5,474,167
Net investment income	10,351,874	43,141,618	6,202,580	12,519,136
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	9,015,705	(85,764,712)	5,581,093	48,091,747
Forward foreign currency contracts	(44,755)	—	—	—
Foreign currency related transactions	(339,938)	364,269	—	—
Futures	4,291,388	(853,772)	1,060,116	2,535,928
Net realized gain (loss)	12,922,400	(86,254,215)	6,641,209	50,627,675
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	93,363,286	226,837,461	398,189,905	146,322,939
Forward foreign currency contracts	(780)	—	—	—
Foreign currency related transactions	2,296	479,427	—	—
Futures	(111,477)	(148,092)	(138,478)	16,891
Net change in unrealized appreciation (depreciation)	93,253,325	227,168,796	398,051,427	146,339,830
Net realized and unrealized gain	106,175,725	140,914,581	404,692,636	196,967,505
Increase in net assets resulting from operations	$116,527,599	$184,056,199	$410,895,216	$209,486,641
* Foreign taxes withheld	$1,594,738	$4,872,756	$—	$—
^ Foreign capital gains taxes withheld	$9,510	$—	$—	$—
# Foreign capital gains taxes accrued	$1,039,036	$—	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio	Voya Russell™ Small Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$22,503,736	$3,824,222	$21,384,902	$10,269,632
Dividends from affiliates	—	500	12,911	—
Interest	2,045	873	1,658	1,079
Securities lending income, net	14,179	76,737	351,198	1,425,841
Total investment income	22,519,960	3,902,332	21,750,669	11,696,552
EXPENSES:
Investment management fees	3,380,491	2,930,100	5,194,828	3,503,575
Distribution and shareholder service fees:
Class ADV	21	—	833,992	477,151
Class S	1,851,723	1,409,873	558,701	887,507
Class S2	—	7,660	47,554	23,403
Transfer agent fees:
Class ADV	—	—	162,642	71,559
Class I	11,086	2,717	658,096	204,929
Class P2	—	—	303	134
Class S	99,801	64,069	217,528	266,052
Class S2	—	215	11,548	4,378
Shareholder reporting expense	25,272	37,461	49,605	41,234
Professional fees	25,620	17,502	72,986	47,678
Custody and accounting expense	44,301	54,860	132,655	88,572
Directors fees	32,920	23,592	50,681	32,618
Licensing fee (Note 7)	110,551	87,234	154,951	109,797
Miscellaneous expense	11,078	8,203	53,274	47,610
Interest expense	1,183	607	1,202	405
Total expenses	5,594,047	4,644,093	8,200,546	5,806,602
Waived and reimbursed fees	(822,986)	(858,827)	(2,130,111)	(981,784)
Net expenses	4,771,061	3,785,266	6,070,435	4,824,818
Net investment income	17,748,899	117,066	15,680,234	6,871,734
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(53,071,136)	21,839,970	150,099,530	(26,940,759)
Affiliates	—	(783)	115,794	—
Futures	939,538	509,747	(11,997)	6,306,980
Net realized gain (loss)	(52,131,598)	22,348,934	150,203,327	(20,633,779)
Net change in unrealized appreciation (depreciation) on:
Investments	30,169,916	160,692,397	32,316,178	158,414,030
Affiliates	—	(26,367)	(213,178)	—
Futures	(184,608)	(4,495)	(34,134)	379,264
Net change in unrealized appreciation (depreciation)	29,985,308	160,661,535	32,068,866	158,793,294
Net realized and unrealized gain (loss)	(22,146,290)	183,010,469	182,272,193	138,159,515
Increase (decrease) in net assets resulting from operations	$(4,397,391)	$183,127,535	$197,952,427	$145,031,249
* Foreign taxes withheld	$—	$—	$2,645	$10,689
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

Voya U.S. Bond Index Portfolio
INVESTMENT INCOME:
Dividends	$127,551
Interest, net of foreign taxes withheld*	66,505,141
Securities lending income, net	736,313
Total investment income	67,369,005
EXPENSES:
Investment management fees	11,229,667
Distribution and shareholder service fees:
Class ADV	150,637
Class S	500,974
Class S2	6,874
Transfer agent fees:
Class ADV	1,457
Class I	84,629
Class P2	1,423
Class S	9,670
Class S2	82
Shareholder reporting expense	83,075
Professional fees	138,735
Custody and accounting expense	249,043
Directors fees	127,633
Miscellaneous expense	127,196
Interest expense	13,259
Total expenses	12,724,354
Waived and reimbursed fees	(2,700,906)
Net expenses	10,023,448
Net investment income	57,345,557
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	68,217,466
Futures	139,410
Swaps	711,547
Net realized gain	69,068,423
Net change in unrealized appreciation (depreciation) on:
Investments	93,643,573
Futures	(20,927)
Swaps	138,902
Net change in unrealized appreciation (depreciation)	93,761,548
Net realized and unrealized gain	162,829,971
Increase in net assets resulting from operations	$220,175,528
* Foreign taxes withheld	$302
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Index Portfolio		Voya International Index Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$10,351,874	$13,846,589	$43,141,618	$49,933,737
Net realized gain (loss)	12,922,400	50,129,938	(86,254,215)	(25,807,102)
Net change in unrealized appreciation (depreciation)	93,253,325	60,862,626	227,168,796	352,706,308
Increase in net assets resulting from operations	116,527,599	124,839,153	184,056,199	376,832,943
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(10,711,930)	(14,191,996)
Class I	(10,859,887)	(9,468,409)	(18,904,277)	(3,328,047)
Class P2	(10,705,759)	(5,628,982)	(30,934,105)	(25,244,979)
Class S	(112)	(74)	(1,647,697)	(2,107,770)
Class S2	—	—	(22,361)	(39,451)
Total distributions	(21,565,758)	(15,097,465)	(62,220,370)	(44,912,243)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	262,715,278	163,340,384	467,746,943	861,054,531
Reinvestment of distributions	21,565,646	15,097,391	62,220,370	44,912,243
	284,280,924	178,437,775	529,967,313	905,966,774
Cost of shares redeemed	(209,219,816)	(434,069,780)	(675,267,716)	(506,419,475)
Net increase (decrease) in net assets resulting from capital share transactions	75,061,108	(255,632,005)	(145,300,403)	399,547,299
Net increase (decrease) in net assets	170,022,949	(145,890,317)	(23,464,574)	731,467,999
NET ASSETS:
Beginning of year or period	625,334,304	771,224,621	2,333,619,230	1,602,151,231
End of year or period	$795,357,253	$625,334,304	$2,310,154,656	$2,333,619,230
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Growth Index Portfolio		Voya Russell™ Large Cap Index Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$6,202,580	$6,290,766	$12,519,136	$14,037,065
Net realized gain	6,641,209	52,199,757	50,627,675	38,790,868
Net change in unrealized appreciation (depreciation)	398,051,427	175,167,076	146,339,830	200,034,823
Increase in net assets resulting from operations	410,895,216	233,657,599	209,486,641	252,862,756
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(289)	(247)	(4,209,193)	(2,864,310)
Class I	(23,779,201)	(20,214,615)	(20,957,157)	(14,732,643)
Class S	(35,109,433)	(19,598,471)	(27,646,863)	(25,966,997)
Class S2	—	—	(50,546)	(37,491)
Total distributions	(58,888,923)	(39,813,333)	(52,863,759)	(43,601,441)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	113,000,673	368,140,347	136,051,021	86,682,983
Reinvestment of distributions	58,888,923	39,813,333	52,863,759	43,601,441
	171,889,596	407,953,680	188,914,780	130,284,424
Cost of shares redeemed	(204,111,248)	(105,499,344)	(203,482,053)	(152,021,884)
Net increase (decrease) in net assets resulting from capital share transactions	(32,221,652)	302,454,336	(14,567,273)	(21,737,460)
Net increase in net assets	319,784,641	496,298,602	142,055,609	187,523,855
NET ASSETS:
Beginning of year or period	1,146,928,856	650,630,254	1,019,310,334	831,786,479
End of year or period	$1,466,713,497	$1,146,928,856	$1,161,365,943	$1,019,310,334
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Value Index Portfolio		Voya Russell™ Mid Cap Growth Index Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$17,748,899	$8,568,434	$117,066	$983,634
Net realized gain (loss)	(52,131,598)	24,246,236	22,348,934	37,129,112
Net change in unrealized appreciation (depreciation)	29,985,308	61,223,378	160,661,535	51,282,918
Increase (decrease) in net assets resulting from operations	(4,397,391)	94,038,048	183,127,535	89,395,664
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(142)	(227)	—	—
Class I	(3,389,201)	(5,759,075)	(1,462,417)	(2,227,224)
Class S	(30,217,857)	(17,231,205)	(36,540,946)	(26,707,539)
Class S2	—	—	(120,315)	(168,840)
Total distributions	(33,607,200)	(22,990,507)	(38,123,678)	(29,103,603)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,460,724	620,047,616	17,356,282	329,604,556
Reinvestment of distributions	33,607,200	22,990,507	38,123,678	29,103,603
	62,067,924	643,038,123	55,479,960	358,708,159
Cost of shares redeemed	(150,168,264)	(73,686,731)	(121,134,599)	(68,880,279)
Net increase (decrease) in net assets resulting from capital share transactions	(88,100,340)	569,351,392	(65,654,639)	289,827,880
Net increase (decrease) in net assets	(126,104,931)	640,398,933	79,349,218	350,119,941
NET ASSETS:
Beginning of year or period	991,406,835	351,007,902	610,946,189	260,826,248
End of year or period	$865,301,904	$991,406,835	$690,295,407	$610,946,189
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Mid Cap Index Portfolio		Voya Russell™ Small Cap Index Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$15,680,234	$17,793,752	$6,871,734	$7,821,526
Net realized gain (loss)	150,203,327	177,122,656	(20,633,779)	47,872,054
Net change in unrealized appreciation (depreciation)	32,068,866	179,765,823	158,793,294	130,554,940
Increase in net assets resulting from operations	197,952,427	374,682,231	145,031,249	186,248,520
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(25,130,338)	(32,819,919)	(7,042,217)	(12,875,871)
Class I	(107,538,439)	(151,546,642)	(27,904,767)	(47,253,152)
Class P2	(27,644,645)	(28,203,174)	—	(10,970,670)
Class S	(32,497,082)	(51,839,237)	(26,934,569)	(23,432,979)
Class S2	(1,869,010)	(2,702,608)	(457,767)	(941,927)
Total distributions	(194,679,514)	(267,111,580)	(62,339,320)	(95,474,599)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	165,463,522	135,608,085	346,972,995	332,331,620
Reinvestment of distributions	194,679,514	267,111,580	62,339,320	95,474,599
	360,143,036	402,719,665	409,312,315	427,806,219
Cost of shares redeemed	(386,293,625)	(453,108,397)	(464,245,411)	(225,081,351)
Net increase (decrease) in net assets resulting from capital share transactions	(26,150,589)	(50,388,732)	(54,933,096)	202,724,868
Net increase (decrease) in net assets	(22,877,676)	57,181,919	27,758,833	293,498,789
NET ASSETS:
Beginning of year or period	1,418,374,692	1,361,192,773	1,055,871,409	762,372,620
End of year or period	$1,395,497,016	$1,418,374,692	$1,083,630,242	$1,055,871,409
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya U.S. Bond Index Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$57,345,557	$81,221,726
Net realized gain	69,068,423	45,107,147
Net change in unrealized appreciation (depreciation)	93,761,548	134,482,100
Increase in net assets resulting from operations	220,175,528	260,810,973
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(815,396)	(518,427)
Class I	(55,305,791)	(48,182,986)
Class P2	(42,055,291)	(26,983,015)
Class S	(5,907,794)	(3,819,948)
Class S2	(49,525)	(27,863)
Total distributions	(104,133,797)	(79,532,239)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,198,336,328	778,754,093
Reinvestment of distributions	104,090,561	79,430,922
	1,302,426,889	858,185,015
Cost of shares redeemed	(1,116,901,440)	(1,115,039,001)
Net increase (decrease) in net assets resulting from capital share transactions	185,525,449	(256,853,986)
Net increase (decrease) in net assets	301,567,180	(75,575,252)
NET ASSETS:
Beginning of year or period	3,126,929,586	3,202,504,838
End of year or period	$3,428,496,766	$3,126,929,586
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Index Portfolio
Class I
12-31-20	12.24	0.18•	1.79	1.97	0.40	—	—	0.40	—	13.81	17.58	0.80	0.53	0.53	1.56	250,721	27
12-31-19	10.66	0.21•	1.65	1.86	0.28	—	—	0.28	—	12.24	17.76	0.87	0.60	0.60	1.88	321,682	20
12-31-18	12.85	0.25	(2.14)	(1.89)	0.30	—	—	0.30	—	10.66	(15.07)	0.81	0.54	0.54	2.05	499,268	12
12-31-17	9.56	0.19•	3.28	3.47	0.18	—	—	0.18	—	12.85	36.65	0.82	0.55	0.55	1.71	502,979	18
12-31-16	8.85	0.18	0.73	0.91	0.20	—	—	0.20	—	9.56	10.48	0.82	0.57	0.57	1.80	528,461	34
Class P2
12-31-20	12.39	0.22•	1.83	2.05	0.40	—	—	0.40	—	14.04	17.95	0.80	0.15	0.15	1.90	544,632	27
12-31-19	10.74	0.29•	1.64	1.93	0.28	—	—	0.28	—	12.39	18.29	0.87	0.16	0.16	2.49	303,648	20
12-31-18	12.88	0.29•	(2.13)	(1.84)	0.30	—	—	0.30	—	10.74	(14.64)	0.81	0.15	0.15	2.44	271,954	12
05-03-17(5) - 12-31-17	10.99	0.20•	1.87	2.07	0.18	—	—	0.18	—	12.88	19.15	0.82	0.15	0.15	2.56	219,322	18
Class S
12-31-20	12.31	0.15•	1.81	1.96	0.37	—	—	0.37	—	13.90	17.27	1.05	0.78	0.78	1.30	4	27
12-31-19	10.71	0.21	1.64	1.85	0.25	—	—	0.25	—	12.31	17.55	1.12	0.85	0.85	1.83	4	20
12-31-18	12.91	0.21	(2.14)	(1.93)	0.27	—	—	0.27	—	10.71	(15.26)	1.06	0.79	0.79	1.71	3	12
12-31-17	9.55	0.17	3.28	3.45	0.09	—	—	0.09	—	12.91	36.35	1.07	0.80	0.80	1.52	4	18
12-31-16	8.82	0.20•	0.72	0.92	0.19	—	—	0.19	—	9.55	10.66	1.07	0.82	0.82	2.16	3	34
Voya International Index Portfolio
Class ADV
12-31-20	10.39	0.16	0.53	0.69	0.22	—	—	0.22	—	10.86	7.28	1.04	0.95	0.95	1.43	508,888	12
12-31-19	8.83	0.23•	1.58	1.81	0.25	—	—	0.25	—	10.39	20.86	1.03	0.94	0.94	2.39	542,257	15
12-31-18	10.51	0.21•	(1.66)	(1.45)	0.23	—	—	0.23	—	8.83	(14.11)	1.04	0.94	0.94	2.11	524,307	3
12-31-17	8.63	0.19•	1.88	2.07	0.19	—	—	0.19	—	10.51	24.19	1.03	0.94	0.94	2.00	692,747	4
12-31-16	8.83	0.20•	(0.18)	0.02	0.22	—	—	0.22	—	8.63	0.37	1.05	0.97	0.97	2.30	692,197	3
Class I
12-31-20	10.61	0.21	0.54	0.75	0.27	—	—	0.27	—	11.09	7.90	0.54	0.46	0.46	1.98	580,413	12
12-31-19	9.02	0.24•	1.66	1.90	0.31	—	—	0.31	—	10.61	21.44	0.53	0.45	0.45	2.38	700,568	15
12-31-18	10.74	0.26•	(1.69)	(1.43)	0.29	—	—	0.29	—	9.02	(13.73)	0.54	0.45	0.45	2.58	299,378	3
12-31-17	8.81	0.26•	1.91	2.17	0.24	—	—	0.24	—	10.74	24.88	0.53	0.45	0.45	2.65	319,369	4
12-31-16	9.02	0.24•	(0.17)	0.07	0.28	—	—	0.28	—	8.81	0.83	0.55	0.48	0.48	2.72	557,788	3
Class P2
12-31-20	10.70	0.22•	0.56	0.78	0.27	—	—	0.27	—	11.21	8.13	0.52	0.16	0.16	2.24	1,143,697	12
12-31-19	9.07	0.31•	1.63	1.94	0.31	—	—	0.31	—	10.70	21.78	0.53	0.15	0.15	3.10	1,011,708	15
12-31-18	10.76	0.29•	(1.69)	(1.40)	0.29	—	—	0.29	—	9.07	(13.42)	0.54	0.15	0.15	2.84	708,457	3
05-03-17(5) - 12-31-17	9.79	0.16•	1.05	1.21	0.24	—	—	0.24	—	10.76	12.59	0.53	0.15	0.15	2.42	589,019	4
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Index Portfolio (continued)
Class S
12-31-20	10.53	0.18	0.54	0.72	0.24	—	—	0.24	—	11.01	7.62	0.79	0.71	0.71	1.66	75,948	12
12-31-19	8.96	0.27	1.58	1.85	0.28	—	—	0.28	—	10.53	21.04	0.78	0.70	0.70	2.60	77,950	15
12-31-18	10.66	0.24	(1.68)	(1.44)	0.26	—	—	0.26	—	8.96	(13.86)	0.79	0.70	0.70	2.33	68,720	3
12-31-17	8.75	0.22•	1.90	2.12	0.21	—	—	0.21	—	10.66	24.51	0.78	0.70	0.70	2.23	81,188	4
12-31-16	8.96	0.22•	(0.18)	0.04	0.25	—	—	0.25	—	8.75	0.55	0.80	0.73	0.73	2.55	73,054	3
Class S2
12-31-20	10.51	0.15	0.56	0.71	0.22	—	—	0.22	—	11.00	7.40	0.94	0.86	0.86	1.49	1,209	12
12-31-19	8.94	0.25•	1.59	1.84	0.27	—	—	0.27	—	10.51	20.93	0.93	0.85	0.85	2.57	1,136	15
12-31-18	10.65	0.22•	(1.68)	(1.46)	0.25	—	—	0.25	—	8.94	(14.07)	0.94	0.85	0.85	2.19	1,289	3
12-31-17	8.71	0.20•	1.91	2.11	0.17	—	—	0.17	—	10.65	24.44	0.93	0.85	0.85	2.03	1,292	4
12-31-16	8.94	0.21•	(0.19)	0.02	0.25	—	—	0.25	—	8.71	0.37	0.98	0.88	0.88	2.50	1,424	3
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
12-31-20	42.54	0.06	15.22	15.28	0.10	2.07	—	2.17	—	55.65	37.80	1.05	0.93	0.93	0.15	8	13
12-31-19	33.18	0.17•	11.14	11.31	0.20	1.75	—	1.95	—	42.54	35.19	1.04	0.93	0.93	0.45	6	19
12-31-18	35.05	0.17	(0.57)	(0.40)	0.23	1.24	—	1.47	—	33.18	(1.44)	1.03	0.93	0.93	0.49	4	9
12-31-17	27.04	0.20	8.04	8.24	0.23	—	—	0.23	—	35.05	30.60	1.03	0.93	0.93	0.64	4	14
12-31-16	25.76	0.24	1.32	1.56	0.28	—	—	0.28	—	27.04	6.13	1.03	0.93	0.93	0.92	3	19
Class I
12-31-20	42.96	0.31	15.33	15.64	0.28	2.07	—	2.35	—	56.25	38.47	0.55	0.43	0.43	0.65	590,681	13
12-31-19	33.49	0.36	11.24	11.60	0.38	1.75	—	2.13	—	42.96	35.84	0.54	0.43	0.43	0.96	446,528	19
12-31-18	35.35	0.37•	(0.60)	(0.23)	0.39	1.24	—	1.63	—	33.49	(0.97)	0.53	0.43	0.43	1.00	329,022	9
12-31-17	27.24	0.36•	8.10	8.46	0.35	—	—	0.35	—	35.35	31.26	0.53	0.43	0.43	1.15	354,275	14
12-31-16	25.90	0.37	1.31	1.68	0.34	—	—	0.34	—	27.24	6.57	0.53	0.43	0.43	1.34	284,194	19
Class S
12-31-20	42.68	0.21	15.21	15.42	0.22	2.07	—	2.29	—	55.81	38.13	0.80	0.68	0.68	0.40	876,025	13
12-31-19	33.29	0.26•	11.16	11.42	0.28	1.75	—	2.03	—	42.68	35.47	0.79	0.68	0.68	0.69	700,395	19
12-31-18	35.15	0.27•	(0.59)	(0.32)	0.30	1.24	—	1.54	—	33.29	(1.21)	0.78	0.68	0.68	0.75	321,604	9
12-31-17	27.10	0.28•	8.06	8.34	0.29	—	—	0.29	—	35.15	30.93	0.78	0.68	0.68	0.90	343,310	14
12-31-16	25.77	0.28	1.33	1.61	0.28	—	—	0.28	—	27.10	6.31	0.78	0.68	0.68	1.09	281,265	19
Voya Russell™ Large Cap Index Portfolio
Class ADV
12-31-20	24.38	0.22•	4.56	4.78	0.29	0.96	—	1.25	—	27.91	21.24	0.94	0.86	0.86	0.90	105,733	6
12-31-19	19.55	0.26•	5.57	5.83	0.30	0.70	—	1.00	—	24.38	30.66	0.89	0.86	0.86	1.16	78,254	5
12-31-18	20.60	0.24•	(1.03)	(0.79)	0.26	—	—	0.26	—	19.55	(3.92)	0.88	0.86	0.86	1.13	54,275	5
12-31-17	17.10	0.22•	3.51	3.73	0.23	—	—	0.23	—	20.60	21.96	0.88	0.87	0.87	1.17	43,874	6
12-31-16	15.71	0.22	1.40	1.62	0.23	—	—	0.23	—	17.10	10.45	0.88	0.87	0.87	1.37	34,466	5
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Index Portfolio (continued)
Class I
12-31-20	24.92	0.34•	4.67	5.01	0.39	0.96	—	1.35	—	28.58	21.86	0.44	0.36	0.36	1.39	457,743	6
12-31-19	19.94	0.36	5.70	6.06	0.38	0.70	—	1.08	—	24.92	31.34	0.39	0.36	0.36	1.66	347,630	5
12-31-18	20.99	0.35•	(1.05)	(0.70)	0.35	—	—	0.35	—	19.94	(3.46)	0.38	0.36	0.36	1.62	260,309	5
12-31-17	17.41	0.32	3.57	3.89	0.31	—	—	0.31	—	20.99	22.57	0.38	0.37	0.37	1.68	272,429	6
12-31-16	16.00	0.31•	1.41	1.72	0.31	—	—	0.31	—	17.41	10.95	0.38	0.37	0.37	1.87	220,228	5
Class S
12-31-20	24.73	0.28•	4.64	4.92	0.32	0.96	—	1.28	—	28.37	21.58	0.69	0.61	0.61	1.16	596,783	6
12-31-19	19.80	0.32•	5.63	5.95	0.32	0.70	—	1.02	—	24.73	30.96	0.64	0.61	0.61	1.42	592,415	5
12-31-18	20.84	0.29•	(1.04)	(0.75)	0.29	—	—	0.29	—	19.80	(3.69)	0.63	0.61	0.61	1.37	516,424	5
12-31-17	17.29	0.27•	3.55	3.82	0.27	—	—	0.27	—	20.84	22.27	0.63	0.62	0.62	1.43	589,672	6
12-31-16	15.88	0.28	1.40	1.68	0.27	—	—	0.27	—	17.29	10.74	0.63	0.62	0.62	1.63	578,600	5
Class S2
12-31-20	25.47	0.25•	4.79	5.04	0.29	0.96	—	1.25	—	29.26	21.37	0.84	0.76	0.76	0.99	1,107	6
12-31-19	20.35	0.29•	5.81	6.10	0.28	0.70	—	0.98	—	25.47	30.80	0.79	0.76	0.76	1.26	1,012	5
12-31-18	21.38	0.27•	(1.07)	(0.80)	0.23	—	—	0.23	—	20.35	(3.81)	0.78	0.76	0.76	1.22	779	5
12-31-17	17.74	0.25•	3.64	3.89	0.25	—	—	0.25	—	21.38	22.08	0.78	0.77	0.77	1.27	1,264	6
12-31-16	16.05	0.25•	1.44	1.69	—	—	—	—	—	17.74	10.53	0.81	0.77	0.77	1.48	1,230	5
Voya Russell™ Large Cap Value Index Portfolio
Class ADV
12-31-20	23.99	0.39•	(0.35)	0.04	0.12	0.65	—	0.77	—	23.26	1.00	0.95	0.85	0.85	1.87	4	19
12-31-19	20.34	0.40	4.57	4.97	0.45	0.87	—	1.32	—	23.99	25.30	1.01	0.91	0.91	1.87	4	24
12-31-18	23.13	0.38	(1.96)	(1.58)	0.44	0.77	—	1.21	—	20.34	(7.18)	1.01	0.91	0.91	1.73	4	14
12-31-17	20.81	0.35•	2.33	2.68	0.36	—	—	0.36	—	23.13	13.05	0.99	0.89	0.89	1.62	4	13
12-31-16	18.64	0.36•	2.37	2.73	0.27	0.29	—	0.56	—	20.81	15.10	0.99	0.89	0.89	1.91	3	16
Class I
12-31-20	24.26	0.50•	(0.37)	0.13	0.24	0.65	—	0.89	—	23.50	1.48	0.45	0.35	0.35	2.37	88,235	19
12-31-19	20.57	0.53•	4.60	5.13	0.57	0.87	—	1.44	—	24.26	25.92	0.51	0.41	0.41	2.38	97,086	24
12-31-18	23.34	0.50•	(1.97)	(1.47)	0.53	0.77	—	1.30	—	20.57	(6.62)	0.51	0.41	0.41	2.24	85,885	14
12-31-17	21.01	0.47	2.31	2.78	0.45	—	—	0.45	—	23.34	13.46	0.49	0.39	0.39	2.12	105,552	13
12-31-16	18.77	0.49	2.36	2.85	0.32	0.29	—	0.61	—	21.01	15.64	0.49	0.39	0.39	2.38	97,341	16
Class S
12-31-20	24.08	0.45•	(0.38)	0.07	0.22	0.65	—	0.87	—	23.28	1.20	0.70	0.60	0.60	2.13	777,063	19
12-31-19	20.42	0.46•	4.58	5.04	0.51	0.87	—	1.38	—	24.08	25.61	0.76	0.66	0.66	2.05	894,317	24
12-31-18	23.17	0.45•	(1.96)	(1.51)	0.47	0.77	—	1.24	—	20.42	(6.85)	0.76	0.66	0.66	1.99	265,120	14
12-31-17	20.86	0.41•	2.30	2.71	0.40	—	—	0.40	—	23.17	13.19	0.74	0.64	0.64	1.88	320,793	13
12-31-16	18.66	0.42	2.35	2.77	0.28	0.29	—	0.57	—	20.86	15.30	0.74	0.64	0.64	2.12	338,968	16
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Mid Cap Growth Index Portfolio
Class I
12-31-20	35.97	0.10	11.35	11.45	0.11	2.36	—	2.47	—	44.95	34.83	0.55	0.40	0.40	0.26	32,555	35
12-31-19	29.71	0.18•	9.69	9.87	0.29	3.32	—	3.61	—	35.97	34.87	0.54	0.40	0.40	0.52	22,121	38
12-31-18	35.21	0.27•	(1.68)	(1.41)	0.23	3.86	—	4.09	—	29.71	(5.14)	0.53	0.40	0.40	0.78	15,151	31
12-31-17	28.51	0.21•	6.78	6.99	0.29	—	—	0.29	—	35.21	24.67	0.55	0.43	0.43	0.67	17,724	26
12-31-16	26.89	0.23•	1.66	1.89	0.27	—	—	0.27	—	28.51	7.11	0.56	0.43	0.43	0.86	9,834	27
Class S
12-31-20	35.86	0.01	11.31	11.32	0.06	2.36	—	2.42	—	44.76	34.52	0.80	0.65	0.65	0.01	655,413	35
12-31-19	29.62	0.10•	9.65	9.75	0.19	3.32	—	3.51	—	35.86	34.53	0.79	0.65	0.65	0.31	586,966	38
12-31-18	35.11	0.19	(1.68)	(1.49)	0.14	3.86	—	4.00	—	29.62	(5.36)	0.78	0.65	0.65	0.53	244,214	31
12-31-17	28.43	0.13•	6.76	6.89	0.21	—	—	0.21	—	35.11	24.36	0.80	0.68	0.68	0.42	284,959	26
12-31-16	26.81	0.18	1.63	1.81	0.19	—	—	0.19	—	28.43	6.81	0.81	0.68	0.68	0.61	284,539	27
Class S2
12-31-20	35.77	(0.05)	11.30	11.25	—	2.36	—	2.36	—	44.66	34.31	0.95	0.80	0.80	(0.14)	2,327	35
12-31-19	29.55	0.04	9.65	9.69	0.15	3.32	—	3.47	—	35.77	34.36	0.94	0.80	0.80	0.13	1,859	38
12-31-18	35.05	0.14	(1.68)	(1.54)	0.10	3.86	—	3.96	—	29.55	(5.54)	0.93	0.80	0.80	0.39	1,462	31
12-31-17	28.39	0.08•	6.76	6.84	0.18	—	—	0.18	—	35.05	24.19	0.95	0.83	0.83	0.27	1,726	26
12-31-16	26.74	0.12	1.65	1.77	0.12	—	—	0.12	—	28.39	6.65	0.99	0.83	0.83	0.46	1,475	27
Voya Russell™ Mid Cap Index Portfolio
Class ADV
12-31-20	13.08	0.09	1.24	1.33	0.12	1.70	—	1.82	—	12.59	16.01	1.05	0.90	0.90	0.81	188,952	16
12-31-19	12.51	0.10	3.23	3.33	0.16	2.60	—	2.76	—	13.08	29.32	0.95	0.90	0.90	0.86	189,561	8
12-31-18	15.79	0.12	(1.45)	(1.33)	0.15	1.80	—	1.95	—	12.51	(9.80)(a)	0.95	0.91	0.91	0.81(b)	152,323	11
12-31-17	14.63	0.12	2.29	2.41	0.17	1.08	—	1.25	—	15.79	17.39	0.94	0.93	0.93	0.81	181,784	9
12-31-16	14.97	0.12•	1.59	1.71	0.14	1.91	—	2.05	—	14.63	12.86	0.94	0.93	0.93	0.87	158,645	20
Class I
12-31-20	13.65	0.16	1.31	1.47	0.18	1.70	—	1.88	—	13.24	16.67	0.55	0.40	0.40	1.31	726,726	16
12-31-19	12.96	0.18•	3.34	3.52	0.23	2.60	—	2.83	—	13.65	29.95	0.45	0.40	0.40	1.35	754,716	8
12-31-18	16.28	0.20•	(1.49)	(1.29)	0.23	1.80	—	2.03	—	12.96	(9.31)(a)	0.45	0.41	0.41	1.28(b)	765,511	11
12-31-17	15.04	0.20•	2.36	2.56	0.24	1.08	—	1.32	—	16.28	17.97	0.44	0.43	0.43	1.28	1,191,269	9
12-31-16	15.34	0.22	1.60	1.82	0.21	1.91	—	2.12	—	15.04	13.40	0.44	0.43	0.43	1.38	1,432,810	20
Class P2
12-31-20	13.77	0.18•	1.34	1.52	0.18	1.70	—	1.88	—	13.41	16.91	0.45	0.15	0.15	1.56	226,685	16
12-31-19	13.01	0.21•	3.38	3.59	0.23	2.60	—	2.83	—	13.77	30.43	0.45	0.15	0.15	1.58	183,282	8
12-31-18	16.31	0.24•	(1.51)	(1.27)	0.23	1.80	—	2.03	—	13.01	(9.15)(a)	0.45	0.16	0.16	1.55(b)	180,790	11
05-03-17(5) - 12-31-17	15.87	0.17•	1.59	1.76	0.24	1.08	—	1.32	—	16.31	12.01	0.44	0.15	0.15	1.68	228,215	9
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Mid Cap Index Portfolio (continued)
Class S
12-31-20	13.45	0.15	1.27	1.42	0.15	1.70	—	1.85	—	13.02	16.32	0.80	0.65	0.65	1.06	240,792	16
12-31-19	12.79	0.16	3.29	3.45	0.19	2.60	—	2.79	—	13.45	29.74	0.70	0.65	0.65	1.10	275,980	8
12-31-18	16.09	0.16•	(1.48)	(1.32)	0.18	1.80	—	1.98	—	12.79	(9.57)(a)	0.70	0.66	0.66	1.06(b)	250,242	11
12-31-17	14.88	0.16•	2.33	2.49	0.20	1.08	—	1.28	—	16.09	17.67	0.69	0.68	0.68	1.05	321,478	9
12-31-16	15.19	0.16•	1.61	1.77	0.17	1.91	—	2.08	—	14.88	13.12	0.69	0.68	0.68	1.12	364,384	20
Class S2
12-31-20	13.21	0.13	1.23	1.36	0.13	1.70	—	1.83	—	12.74	16.11	0.95	0.80	0.80	0.91	12,343	16
12-31-19	12.60	0.12	3.26	3.38	0.17	2.60	—	2.77	—	13.21	29.56	0.85	0.80	0.80	0.96	14,835	8
12-31-18	15.89	0.13•	(1.46)	(1.33)	0.16	1.80	—	1.96	—	12.60	(9.75)(a)	0.85	0.81	0.81	0.91(b)	12,327	11
12-31-17	14.71	0.15	2.28	2.43	0.17	1.08	—	1.25	—	15.89	17.47	0.84	0.83	0.83	0.91	16,303	9
12-31-16	15.03	0.14•	1.59	1.73	0.14	1.91	—	2.05	—	14.71	12.99	0.87	0.83	0.83	0.96	16,466	20
Voya Russell™ Small Cap Index Portfolio
Class ADV
12-31-20	13.75	0.06	2.04	2.10	0.08	0.83	—	0.91	—	14.94	18.93	1.05	0.95	0.95	0.46	113,940	41
12-31-19	12.53	0.07	2.84	2.91	0.09	1.60	—	1.69	—	13.75	24.57	0.98	0.95	0.95	0.54	111,010	22
12-31-18	15.15	0.06	(1.67)	(1.61)	0.10	0.91	—	1.01	—	12.53	(11.68)(c)	0.96	0.96	0.96	0.41(d)	97,210	17
12-31-17	14.48	0.08•	1.78	1.86	0.11	1.08	—	1.19	—	15.15	13.65	0.96	0.95	0.95	0.53	110,992	18
12-31-16	13.88	0.09•	2.34	2.43	0.13	1.70	—	1.83	—	14.48	20.56	0.96	0.95	0.95	0.68	98,458	11
Class I
12-31-20	14.30	0.13	2.12	2.25	0.15	0.83	—	0.98	—	15.57	19.56	0.55	0.45	0.45	0.97	252,530	41
12-31-19	12.98	0.14•	2.95	3.09	0.17	1.60	—	1.77	—	14.30	25.17	0.48	0.45	0.45	1.04	390,842	22
12-31-18	15.66	0.14•	(1.74)	(1.60)	0.17	0.91	—	1.08	—	12.98	(11.27)(c)	0.46	0.46	0.46	0.90(d)	386,854	17
12-31-17	14.91	0.15•	1.85	2.00	0.17	1.08	—	1.25	—	15.66	14.27	0.46	0.45	0.45	1.03	463,391	18
12-31-16	14.25	0.17	2.39	2.56	0.20	1.70	—	1.90	—	14.91	21.11	0.46	0.45	0.45	1.17	412,050	11
Class P2
12-31-20	14.44	0.19•	2.08	2.27	0.15	0.83	—	0.98	—	15.73	19.49	0.47	0.15	0.15	1.42	289,711	41
12-31-19	13.06	0.19•	2.96	3.15	0.17	1.60	—	1.77	—	14.44	25.49	0.48	0.15	0.15	1.36	117,341	22
12-31-18	15.70	0.19•	(1.75)	(1.56)	0.17	0.91	—	1.08	—	13.06	(10.98)(c)	0.46	0.16	0.16	1.18(d)	79,563	17
05-03-17(5) - 12-31-17	15.34	0.14•	1.47	1.61	0.17	1.08	—	1.25	—	15.70	11.34	0.46	0.15	0.15	1.38	125,069	18
Class S
12-31-20	14.15	0.10	2.10	2.20	0.13	0.83	—	0.96	—	15.39	19.34	0.80	0.70	0.70	0.71	420,955	41
12-31-19	12.86	0.11•	2.90	3.01	0.12	1.60	—	1.72	—	14.15	24.77	0.73	0.70	0.70	0.84	429,300	22
12-31-18	15.51	0.10•	(1.71)	(1.61)	0.13	0.91	—	1.04	—	12.86	(11.43)(c)	0.71	0.71	0.71	0.65(d)	191,769	17
12-31-17	14.78	0.11•	1.83	1.94	0.13	1.08	—	1.21	—	15.51	13.97	0.71	0.70	0.70	0.76	242,692	18
12-31-16	14.13	0.13	2.38	2.51	0.16	1.70	—	1.86	—	14.78	20.81	0.71	0.70	0.70	0.92	277,690	11
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Small Cap Index Portfolio (continued)
Class S2
12-31-20	13.86	0.09	2.04	2.13	0.09	0.83	—	0.92	—	15.07	19.03	0.95	0.85	0.85	0.56	6,495	41
12-31-19	12.62	0.09	2.86	2.95	0.11	1.60	—	1.71	—	13.86	24.70	0.88	0.85	0.85	0.64	7,379	22
12-31-18	15.24	0.09	(1.70)	(1.61)	0.10	0.91	—	1.01	—	12.62	(11.60)(c)	0.86	0.86	0.86	0.51(d)	6,975	17
12-31-17	14.55	0.09•	1.79	1.88	0.11	1.08	—	1.19	—	15.24	13.76	0.86	0.85	0.85	0.61	8,365	18
12-31-16	13.93	0.11	2.35	2.46	0.14	1.70	—	1.84	—	14.55	20.70	0.89	0.85	0.85	0.77	9,170	11
Voya U.S. Bond Index Portfolio
Class ADV
12-31-20	10.85	0.13	0.59	0.72	0.23	0.07	—	0.30	—	11.27	6.69	0.88	0.88	0.88	1.23	30,573	377
12-31-19	10.27	0.21	0.58	0.79	0.21	—	—	0.21	—	10.85	7.69	0.88	0.88	0.88	1.97	26,983	222
12-31-18	10.55	0.20	(0.29)	(0.09)	0.19	—	—	0.19	—	10.27	(0.84)	0.91	0.90	0.90	1.93	27,118	234
12-31-17	10.49	0.18	0.10	0.28	0.19	0.03	—	0.22	—	10.55	2.68	0.91	0.90	0.90	1.67	31,475	155
12-31-16	10.48	0.17	0.03	0.20	0.17	0.02	—	0.19	—	10.49	1.87	0.91	0.90	0.90	1.57	32,600	203
Class I
12-31-20	10.90	0.20	0.58	0.78	0.29	0.07	—	0.36	—	11.32	7.20	0.38	0.38	0.38	1.73	1,811,026	377
12-31-19	10.31	0.27•	0.58	0.85	0.26	—	—	0.26	—	10.90	8.30	0.38	0.38	0.38	2.48	1,808,834	222
12-31-18	10.59	0.25	(0.29)	(0.04)	0.24	—	—	0.24	—	10.31	(0.33)	0.41	0.40	0.40	2.44	2,146,798	234
12-31-17	10.53	0.24	0.10	0.34	0.25	0.03	—	0.28	—	10.59	3.19	0.41	0.40	0.40	2.17	2,424,885	155
12-31-16	10.52	0.23	0.02	0.25	0.22	0.02	—	0.24	—	10.53	2.33	0.41	0.40	0.40	2.07	3,069,317	203
Class P2
12-31-20	10.90	0.22	0.59	0.81	0.32	0.07	—	0.39	—	11.32	7.47	0.38	0.15	0.15	1.94	1,379,657	377
12-31-19	10.31	0.28	0.60	0.88	0.29	—	—	0.29	—	10.90	8.57	0.38	0.15	0.15	2.70	1,112,415	222
12-31-18	10.59	0.27	(0.28)	(0.01)	0.27	—	—	0.27	—	10.31	(0.08)	0.41	0.15	0.15	2.70	856,890	234
05-03-17(5) - 12-31-17	10.60	0.17•	0.03	0.20	0.18	0.03	—	0.21	—	10.59	1.89	0.41	0.15	0.15	2.34	731,605	155
Class S
12-31-20	10.86	0.16	0.60	0.76	0.26	0.07	—	0.33	—	11.29	7.05	0.63	0.63	0.63	1.47	205,870	377
12-31-19	10.28	0.24	0.57	0.81	0.23	—	—	0.23	—	10.86	7.95	0.63	0.63	0.63	2.22	177,236	222
12-31-18	10.56	0.23	(0.29)	(0.06)	0.22	—	—	0.22	—	10.28	(0.58)	0.66	0.65	0.65	2.18	170,552	234
12-31-17	10.50	0.21	0.10	0.31	0.22	0.03	—	0.25	—	10.56	2.94	0.66	0.65	0.65	1.92	190,071	155
12-31-16	10.49	0.20	0.03	0.23	0.20	0.02	—	0.22	—	10.50	2.10	0.66	0.65	0.65	1.82	237,455	203
Class S2
12-31-20	10.87	0.15•	0.58	0.73	0.24	0.07	—	0.31	—	11.29	6.79	0.78	0.78	0.78	1.33	1,370	377
12-31-19	10.28	0.21	0.60	0.81	0.22	—	—	0.22	—	10.87	7.89	0.78	0.78	0.78	2.07	1,462	222
12-31-18	10.56	0.21•	(0.29)	(0.08)	0.20	—	—	0.20	—	10.28	(0.73)	0.81	0.80	0.80	2.03	1,146	234
12-31-17	10.50	0.19	0.10	0.29	0.20	0.03	—	0.23	—	10.56	2.78	0.81	0.80	0.80	1.77	2,449	155
12-31-16	10.49	0.18	0.03	0.21	0.18	0.02	—	0.20	—	10.50	1.97	0.84	0.80	0.80	1.67	2,959	203

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Russell™ Mid Cap Index Portfolio would have been (9.81)%, (9.32)%, (9.16)%, (9.58)% and (9.76)% for Classes ADV, I, P2, S and S2, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, the net investment income ratios for Voya Russell™ Mid Cap Index Portfolio would have been 0.80%, 1.27%, 1.54%, 1.05% and 0.90% for Class ADV, I, P2, S and S2, respectively.

(c)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Russell™ Small Cap Index Portfolio would have been (11.72)%, (11.31)%, (11.02)%, (11.47)% and (11.64)% for Classes ADV, I, P2, S and S2, respectively.

(d)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, the net investment income ratios for Voya RusseII™ Small Cap Index Portfolio would have been 0.37%, 0.86%, 1.14%, 0.61% and 0.47% for Classes ADV, I, P2, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are fourteen active separate investment series that comprise the Company. The nine series (each, a “Portfolio” and collectively, the “Portfolios”) that are in this report are: Voya Emerging Markets Index Portfolio (“Emerging Markets Index”), Voya International Index Portfolio (“International Index”), Voya Russell™ Large Cap Growth Index Portfolio (“Russell™ Large Cap Growth Index”), Voya Russell™ Large Cap Index Portfolio (“Russell™ Large Cap Index”), Voya Russell™ Large Cap Value Index Portfolio (“Russell™ Large Cap Value Index”), Voya Russell™ Mid Cap Growth Index Portfolio (“Russell™ Mid Cap Growth Index”), Voya Russell™ Mid Cap Index Portfolio (“Russell™ Mid Cap Index”), Voya Russell™ Small Cap Index Portfolio (“Russell™ Small Cap Index”), and Voya U.S. Bond Index Portfolio (“U.S. Bond Index”). All of the Portfolios are diversified. However, in seeking to track the performance of an index, a Portfolio may become non-diversified as a result of a change in relative market capitalizations or index weightings of one or more components of an index. As a result, whether at any time a Portfolio will be considered diversified or non-diversified will depend largely on the make-up of an index at the time. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class P2, Class S, and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges.The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares dividends daily and pays dividends, if any, monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2020, Emerging Markets Index had a liability position of  $780 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2020 the Portfolio could have been required to pay this amount in cash to its counterparty. As of December 31, 2020 there was no collateral posted by Emerging Markets Index for its open OTC derivative instruments.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
For the year ended December 31, 2020, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.
During the year ended December 31, 2020, Emerging Markets Index had average contract amounts on forward foreign currency contracts to buy and sell of  $358,897 and $49,359, respectively. Please refer to the tables within the respective Portfolio of Investments for open forward foreign currency contracts as of December 31, 2020.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2020, with the exception of U.S. Bond Index, the below Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. U.S. Bond Index purchased and sold futures contracts as part of its duration stategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2020, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below.
	Purchased	Sold
Emerging Markets Index	$15,935,045	$—
International Index	55,352,010	—
Russell™ Large Cap Growth Index	9,824,374	—
Russell™ Large Cap Index	7,901,049	—
Russell™ Large Cap Value Index	6,017,963	—
Russell™ Mid Cap Growth Index	3,045,362	—
Russell™ Mid Cap Index	9,521,852	—
Russell™ Small Cap Index	21,026,418	—
U.S. Bond Index	2,443,564	3,143,483
Please refer to the tables within each respective Portfolio of Investments for open futures contracts as of December 31, 2020.
J. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2020, U.S. Bond Index had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. U.S. Bond Index used CDX swaps to gain additional exposure with various sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market.
For the year ended December 31, 2020, U.S. Bond Index had bought and sold credit protection with an average notional amount of  $25,000,000 and $32,500,000, respectively, on credit default swaps. Please refer to the tables within the Portfolio of Investments for open credit default swaps to sell protection at December 31, 2020. There were no open credit default swaps to buy protection at December 31, 2020.
At December 31, 2020, U.S. Bond Index had pledged $1,200,000 in cash collateral for open centrally cleared credit default swaps.
K. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At December 31, 2020, U.S. Bond received cash collateral of  $1,066,000 for open delayed-delivery or when-issued securities.
N. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities were as follows:
	Purchases	Sales
Emerging Markets Index	$214,749,459	$157,951,283
International Index	248,457,720	407,707,393
Russell™ Large Cap Growth Index	160,365,564	236,727,837
Russell™ Large Cap Index	57,681,401	109,160,115
Russell™ Large Cap Value Index	159,031,687	259,078,952
Russell™ Mid Cap Growth Index	203,811,398	303,101,029
Russell™ Mid Cap Index	203,742,363	402,879,879
Russell™ Small Cap Index	327,213,959	430,092,089
U.S. Bond Index	256,989,351	212,247,416
U.S. government securities not included above were as follows:
	Purchases	Sales
U.S. Bond Index	$11,591,983,363	$11,587,729,829
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Emerging Markets Index(1)	0.65%
International Index	0.48% on the first $500 million; 0.46% on the next $500 million; 0.44% on the next $500 million; and 0.42% thereafter
Russell™ Large Cap Growth Index(2)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Large Cap Index	0.35% on the first $1 billion; 0.33% on the next $1 billion; and 0.31% thereafter
Russell™ Large Cap Value Index(2)	0.50% on the first $250 million; 0.40% on the next $250 million; and 0.35% thereafter
Russell™ Mid Cap Growth Index(2)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Mid Cap Index	0.41% on the first $2 billion; 0.34% on the next $2 billion; and 0.28% thereafter
Russell™ Small Cap Index	0.43% on the first $1 billion; 0.41% on the next $1 billion; and 0.39% thereafter
U.S. Bond Index	0.39% on the first $500 million; 0.37% on the next $500 million; 0.35% on the next $1 billion; 0.33% on the next $2 billion; 0.31% on the next $2 billion; and 0.29% thereafter

(1)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.27% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.10% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV shares of the respective Portfolios are subject to a shareholder service and distribution plan and Class S2 shares of the respective Portfolios are subject to a shareholder services and distribution plan (collectively the “Plans”). Under the Plans, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. Termination or modification of this obligation requires approval by the Board.
Class S shares of the Portfolios have a shareholder services and distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Russell™ Large Cap Growth Index	18.43%
Security Life of Denver Insurance Company	Russell™ Large Cap Growth Index	5.21
Voya Index Solution 2025 Portfolio	Emerging Markets Index	8.82
	International Index	6.99
	U.S. Bond Index	12.09
Voya Index Solution 2030 Portfolio	Emerging Markets Index	7.04
	International Index	5.73
	U.S. Bond Index	5.36

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Index Solution 2035 Portfolio	Emerging Markets Index	14.64
	International Index	9.82
	U.S. Bond Index	5.04
Voya Index Solution 2040 Portfolio	Emerging Markets Index	7.56
	International Index	5.34
Voya Index Solution 2045 Portfolio	Emerging Markets Index	11.50
	International Index	8.09
Voya Index Solution 2050 Portfolio	Emerging Markets Index	5.68
Voya Index Solution 2055 Portfolio	Emerging Markets Index	6.29
Voya Index Solution Income Portfolio	U.S. Bond Index	12.75
Voya Institutional Trust Company	Russell™ Large Cap Growth Index	13.76
	Russell™ Large Cap Index	19.17
	Russell™ Large Cap Value Index	6.77
	Russell™ Mid Cap Index	16.94
	Russell™ Small Cap Index	12.10
Voya Retirement Conservative Portfolio	U.S. Bond Index	7.95
Voya Retirement Growth Portfolio	Emerging Markets Index	16.85
	International Index	12.38
	Russell™ Mid Cap Index	12.88
	U.S. Bond Index	15.42
Voya Retirement Insurance and Annuity Company	Russell™ Large Cap Growth Index	15.64
	Russell™ Large Cap Index	35.05
	Russell™ Large Cap Value Index	6.77
	Russell™ Mid Cap Growth Index	5.85
	Russell™ Mid Cap Index	29.58
	Russell™ Small Cap Index	20.35
Voya Retirement Moderate Growth Portfolio	Emerging Markets Index	9.34
	International Index	5.46
	Russell™ Mid Cap Index	5.10
	U.S. Bond Index	14.76
Voya Retirement Moderate Portfolio	U.S. Bond Index	12.01
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Porfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Emerging Markets Index	$561
International Index	206,400
Russell™ Large Cap Growth Index	324,947
Russell™ Large Cap Index	532,315
Russell™ Large Cap Value Index	109,496
Russell™ Mid Cap Growth Index	66,124
Russell™ Mid Cap Index	1,048,085
Russell™ Small Cap Index	545,594
U.S. Bond Index	93,084
NOTE 7 — LICENSING FEES
The following Portfolios pay an annual licensing fee to the licensor listed below:
Portfolio	Licensor
Emerging Markets Index	MSCI Inc.
International Index	MSCI Inc.
Russell™ Large Cap Growth Index, Russell™ Large Cap Index, Russell™ Large Cap Value Index, Russell™ Mid Cap Growth Index, Russell™ Mid Cap Index, and Russell™ Small Cap Index	Frank Russell Company
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses,

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class P2	Class S	Class S2
Emerging Markets Index	N/A	N/A	0.15%	N/A	N/A
International Index(1)	1.00%	0.50%	0.15%	0.75%	0.90%
Russell™ Large Cap Growth Index(2)	N/A	N/A	N/A	N/A	N/A
Russell™ Large Cap Index(3)	0.87%	0.37%	N/A	0.62%	0.77%
Russell™ Large Cap Value Index(2)	N/A	N/A	N/A	N/A	N/A
Russell™ Mid Cap Growth Index(4)	N/A	0.43%	N/A	0.68%	0.83%
Russell™ Mid Cap Index(5)	0.93%	0.43%	0.15%	0.68%	0.83%
Russell™ Small Cap Index	0.95%	0.45%	0.15%	0.70%	0.85%
U.S. Bond Index	0.88%	0.38%	0.15%	0.63%	0.78%

(1)
Pursuant to a side letter agreement through May 1, 2021, the Investment Adviser has further lowered the expense limits for International Index to 0.95%, 0.45%, 0.70% and 0.85% for Class ADV, Class I, Class S and Class S2, respectively. Termination or modification of this obligation requires approval by the Board.

(2)
Pursuant to a side letter agreement, through May 1, 2021, the Investment Adviser has agreed to waive all or a portion of the management fee so that the expense limits are 0.93%, 0.43%, and 0.68% for Class ADV, Class I, and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
Pursuant to a side letter agreement through May 1, 2021, the Investment Adviser has further lowered the expense limits for Russell™ Large Cap Index to 0.86%, 0.36%, 0.61% and 0.76% for Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
Pursuant to a side letter agreement through May 1, 2021, the Investment Adviser has further lowered the expense limits for Russell™ Mid Cap Growth Index to 0.40%, 0.65%, and 0.80% for Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.Termination or modification of this obligation requires approval by the Board.

(5)
Pursuant to a side letter agreement through May 1, 2021, the Investment Adviser has further lowered the expense limits for Russell™ Mid Cap Index to 0.90%, 0.40%, 0.65% and 0.80% for Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2020, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2021	2022	2023	Total
Emerging Markets Index	$1,013,616	$1,153,850	$1,233,613	$3,401,079
International Index	3,543,530	4,030,252	4,869,489	12,443,271
Russell™ Mid Cap Index	589,155	503,090	562,151	1,654,396
Russell™ Small Cap Index	380,460	489,726	981,784	1,851,970
U.S. Bond Index	2,197,274	2,279,940	2,700,906	7,178,120
The Expense Limitation Agreement is contractual through May 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — LINE OF CREDIT (continued)

The following Portfolios utilized the line of credit during the year ended December 31, 2020:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Emerging Markets Index	12	$6,527,500	1.28%
International Index	5	64,510,400	1.29
Russell™ Large Cap Growth Index	9	4,972,889	1.63
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Russell™ Large Cap Index	4	$7,329,000	1.29%
Russell™ Large Cap Value Index	10	1,475,200	2.00
Russell™ Mid Cap Growth Index	7	1,329,143	2.35
Russell™ Mid Cap Index	5	6,316,400	1.37
Russell™ Small Cap Index	4	2,827,500	1.29
U.S. Bond Index	2	1,816,000	2.26

NOTE 10 — CAPITAL SHARES
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Index
Class I
12/31/2020	3,807,211	—	1,134,784	(13,067,616)	(8,125,621)	37,623,048	—	10,859,887	(145,560,125)	(97,077,190)
12/31/2019	5,432,704	—	871,861	(26,851,622)	(20,547,057)	59,641,564	—	9,468,409	(312,010,706)	(242,900,733)
Class P2
12/31/2020	18,694,813	—	1,103,686	(5,514,682)	14,283,817	225,092,230	—	10,705,759	(63,659,691)	172,138,298
12/31/2019	9,161,328	—	513,593	(10,488,023)	(813,102)	103,698,820	—	5,628,982	(122,059,074)	(12,731,272)
Class S
12/31/2020	—	—	—	—	—	—	—	—	—	—
12/31/2019	—	—	—	—	—	—	—	—	—	—
International Index
Class ADV
12/31/2020	1,351,063	—	1,309,527	(8,002,894)	(5,342,304)	12,534,177	—	10,711,930	(75,292,572)	(52,046,465)
12/31/2019	614,606	—	1,526,021	(9,332,473)	(7,191,846)	6,014,691	—	14,191,996	(90,482,668)	(70,275,981)
Class I
12/31/2020	11,617,502	—	2,269,421	(27,531,885)	(13,644,962)	104,484,900	—	18,904,277	(263,750,688)	(140,361,511)
12/31/2019	60,959,204	—	351,430	(28,491,134)	32,819,500	599,075,697	—	3,328,047	(287,358,295)	315,045,449
Class P2
12/31/2020	36,486,268	—	3,682,632	(32,722,242)	7,446,658	343,126,086	—	30,934,105	(322,162,359)	51,897,832
12/31/2019	25,240,269	—	2,649,001	(11,472,438)	16,416,832	248,539,782	—	25,244,979	(115,767,228)	158,017,533
Class S
12/31/2020	797,879	—	198,997	(1,497,555)	(500,679)	7,261,902	—	1,647,697	(13,721,678)	(4,812,079)
12/31/2019	723,706	—	223,755	(1,221,825)	(274,364)	7,047,150	—	2,107,770	(12,031,140)	(2,876,220)
Class S2
12/31/2020	35,993	—	2,700	(36,916)	1,777	339,878	—	22,361	(340,419)	21,820
12/31/2019	39,429	—	4,197	(79,753)	(36,127)	377,211	—	39,451	(780,144)	(363,482)
Russell™ Large Cap Growth Index
Class ADV
12/31/2020	—	—	7	—	7	—	—	289	—	289
12/31/2019	—	—	7	—	7	—	—	247	—	247
Class I
12/31/2020	726,811	—	581,399	(1,200,889)	107,321	34,269,502	—	23,779,201	(54,063,252)	3,985,451
12/31/2019	1,137,711	—	560,272	(1,127,886)	570,097	46,709,748	—	20,214,615	(43,287,079)	23,637,284
Class S
12/31/2020	1,696,438	—	863,701	(3,272,822)	(712,683)	78,731,171	—	35,109,433	(150,047,996)	(36,207,392)
12/31/2019	7,809,455	—	545,918	(1,608,392)	6,746,981	321,430,599	—	19,598,471	(62,212,265)	278,816,805

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Large Cap Index
Class ADV
12/31/2020	947,697	—	199,488	(569,046)	578,139	22,525,151	—	4,209,193	(13,357,828)	13,376,516
12/31/2019	836,972	—	137,049	(540,422)	433,599	18,523,248	—	2,864,310	(12,046,281)	9,341,277
Class I
12/31/2020	3,503,575	—	973,393	(2,411,220)	2,065,748	80,301,832	—	20,957,157	(59,173,257)	42,085,732
12/31/2019	2,097,607	—	691,673	(1,890,236)	899,044	46,989,669	—	14,732,643	(42,508,308)	19,214,004
Class S
12/31/2020	1,336,400	—	1,291,306	(5,545,413)	(2,917,707)	32,958,549	—	27,646,863	(130,534,965)	(69,929,553)
12/31/2019	964,098	—	1,226,015	(4,321,527)	(2,131,414)	20,688,520	—	25,966,997	(96,955,083)	(50,299,566)
Class S2
12/31/2020	11,258	—	2,286	(15,451)	(1,907)	265,489	—	50,546	(416,003)	(99,968)
12/31/2019	20,812	—	1,717	(21,101)	1,428	481,546	—	37,491	(512,212)	6,825
Russell™ Large Cap Value Index
Class ADV
12/31/2020	—	—	8	—	8	—	—	142	—	142
12/31/2019	—	—	11	—	11	—	—	227	—	227
Class I
12/31/2020	277,152	—	181,629	(705,017)	(246,236)	5,801,178	—	3,389,201	(14,592,080)	(5,401,701)
12/31/2019	236,503	—	271,526	(681,112)	(173,083)	5,406,910	—	5,759,075	(15,272,669)	(4,106,684)
Class S
12/31/2020	1,090,709	—	1,631,634	(6,483,290)	(3,760,947)	22,659,546	—	30,217,857	(135,576,184)	(82,698,781)
12/31/2019	25,914,931	—	817,032	(2,577,457)	24,154,506	614,640,706	—	17,231,205	(58,414,062)	573,457,849
Russell™ Mid Cap Growth Index
Class I
12/31/2020	220,381	—	46,737	(157,882)	109,236	8,258,141	—	1,462,417	(5,767,871)	3,952,687
12/31/2019	252,616	—	70,412	(217,945)	105,083	8,794,268	—	2,227,224	(7,423,421)	3,598,071
Class S
12/31/2020	271,804	—	1,171,184	(3,167,300)	(1,724,312)	9,049,695	—	36,540,946	(115,171,429)	(69,580,788)
12/31/2019	9,088,773	—	845,676	(1,811,992)	8,122,457	320,785,297	—	26,707,539	(61,336,121)	286,156,715
Class S2
12/31/2020	1,329	—	3,861	(5,050)	140	48,446	—	120,315	(195,299)	(26,538)
12/31/2019	732	—	5,355	(3,577)	2,510	24,991	—	168,840	(120,737)	73,094
Russell™ Mid Cap Index
Class ADV
12/31/2020	707,417	—	2,836,381	(3,031,791)	512,007	7,591,571	—	25,130,338	(32,759,014)	(37,105)
12/31/2019	1,248,071	—	2,812,244	(1,749,648)	2,310,667	15,832,011	—	32,819,919	(22,693,843)	25,958,087
Class I
12/31/2020	8,034,405	—	11,588,194	(20,003,908)	(381,309)	87,596,903	—	107,538,439	(223,458,302)	(28,322,960)
12/31/2019	4,311,064	—	12,482,892	(20,603,895)	(3,809,939)	56,649,859	—	151,546,642	(276,119,634)	(67,923,133)
Class P2
12/31/2020	5,319,451	—	2,944,051	(4,670,779)	3,592,723	60,058,658	—	27,644,645	(53,546,817)	34,156,486
12/31/2019	3,467,619	—	2,307,869	(6,354,724)	(579,236)	47,490,361	—	28,203,174	(93,151,989)	(17,458,454)
Class S
12/31/2020	805,130	—	3,555,479	(6,387,583)	(2,026,974)	8,996,130	—	32,497,082	(71,405,738)	(29,912,526)
12/31/2019	987,382	—	4,330,630	(4,359,328)	958,684	13,291,065	—	51,839,237	(57,792,472)	7,337,830
Class S2
12/31/2020	111,116	—	208,595	(474,295)	(154,584)	1,220,260	—	1,869,010	(5,123,754)	(2,034,484)
12/31/2019	181,354	—	229,611	(265,935)	145,030	2,344,789	—	2,702,608	(3,350,459)	1,696,938
Russell™ Small Cap Index
Class ADV
12/31/2020	794,169	—	732,039	(1,976,643)	(450,435)	9,329,645	—	7,042,217	(23,822,434)	(7,450,572)
12/31/2019	543,901	—	1,030,913	(1,256,517)	318,297	7,302,545	—	12,875,871	(16,676,959)	3,501,457
Class I
12/31/2020	4,372,321	—	2,793,270	(18,274,222)	(11,108,631)	48,625,079	—	27,904,767	(211,139,078)	(134,609,232)
12/31/2019	3,634,621	—	3,648,945	(9,750,141)	(2,466,575)	48,372,625	—	47,253,152	(135,458,828)	(39,833,051)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Small Cap Index (continued)
Class P2
12/31/2020	22,696,241	—	—	(12,406,886)	10,289,355	277,873,661	—	—	(147,015,925)	130,857,736
12/31/2019	2,418,801	—	840,034	(1,226,867)	2,031,968	33,270,651	—	10,970,670	(17,690,288)	26,551,033
Class S
12/31/2020	841,175	—	2,723,415	(6,535,183)	(2,970,593)	10,155,188	—	26,934,569	(79,633,907)	(42,544,150)
12/31/2019	17,459,987	—	1,825,027	(3,871,600)	15,413,414	242,358,030	—	23,432,979	(52,994,816)	212,796,193
Class S2
12/31/2020	81,989	—	47,192	(230,895)	(101,714)	989,422	—	457,767	(2,634,067)	(1,186,878)
12/31/2019	75,275	—	74,876	(170,228)	(20,077)	1,027,769	—	941,927	(2,260,460)	(290,764)
U.S. Bond Index
Class ADV
12/31/2020	784,138	—	72,319	(631,040)	225,417	8,759,544	—	815,396	(7,099,793)	2,475,147
12/31/2019	207,416	—	48,418	(410,730)	(154,896)	2,216,853	—	518,427	(4,363,202)	(1,627,922)
Class I
12/31/2020	44,674,982	—	4,885,239	(55,583,742)	(6,023,521)	505,338,853	—	55,262,555	(625,196,240)	(64,594,832)
12/31/2019	29,681,752	—	4,481,318	(76,407,580)	(42,244,510)	315,231,149	—	48,081,669	(817,253,662)	(453,940,844)
Class P2
12/31/2020	55,610,653	—	3,716,295	(39,511,566)	19,815,382	628,662,145	—	42,055,291	(444,353,863)	226,363,573
12/31/2019	41,348,500	—	2,508,108	(24,874,065)	18,982,543	440,043,697	—	26,983,015	(265,559,546)	201,467,166
Class S
12/31/2020	4,891,798	—	523,482	(3,488,974)	1,926,306	54,805,364	—	5,907,794	(39,272,984)	21,440,174
12/31/2019	1,962,551	—	356,320	(2,598,945)	(280,074)	20,878,300	—	3,819,948	(27,692,438)	(2,994,190)
Class S2
12/31/2020	68,885	—	4,385	(86,425)	(13,155)	770,422	—	49,525	(978,560)	(158,613)
12/31/2019	36,402	—	2,596	(15,961)	23,037	384,094	—	27,863	(170,153)	241,804
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of the respective Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2020:
Emerging Markets Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$13,488	$(13,488)	$—
BofA Securities Inc	73,408	(73,408)	—
Citigroup Global Markets Inc.	339,796	(339,796)	—
Credit Suisse AG	55,057	(55,057)	—
Credit Suisse Securities (Europe) Limited	271,610	(271,610)	—
Credit Suisse Securities (USA) LLC	6,499	(6,499)	—
Deutsche Bank, AG	74,854	(74,854)	—
Deutsche Bank Securities Inc.	151,488	(151,488)	—
Goldman Sachs & Co. LLC	903,379	(903,379)	—
Jefferies LLC	132,844	(132,844)	—
J.P. Morgan Securities LLC	767,179	(767,179)	—
Merrill Lynch International	738,359	(738,359)	—
Morgan Stanley & Co. LLC	1,178,648	(1,178,648)	—
Nomura Securities International, Inc.	181,706	(181,706)	—
State Street Bank and Trust Company	96,146	(96,146)	—
Wells Fargo Securities LLC	989,713	(989,713)	—
Total	$5,974,174	$(5,974,174)	$—

(1)
Cash collateral with a fair value of  $6,331,582 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

International Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$1,840,878	$(1,840,878)	$—
Barclays Capital Inc.	370,256	(370,256)	—
BofA Securities Inc	550,211	(550,211)	—
Citigroup Global Markets Limited	2,675,820	(2,675,820)	—
Citigroup Global Markets Inc.	1,096,580	(1,096,580)	—
Cowen Excecution Services LLC	431,998	(431,998)	—
Goldman Sachs & Co. LLC	9,126,804	(9,126,804)	—
HSBC Bank PLC	9,053,062	(9,053,062)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Jefferies LLC	6,275,656	(6,275,656)	—
J.P. Morgan Securities LLC	294,952	(294,952)	—
JP Morgan Securities, Plc.	2,332,235	(2,332,235)	—
Merrill Lynch International	2,213,120	(2,213,120)	—
Morgan Stanley & Co. LLC	922,790	(922,790)	—
Morgan Stanley & Co. International PLC	5,015,622	(5,015,622)	—
Natixis	891,358	(891,358)	—
Nomura International PLC	53,694	(53,694)	—
State Street Bank and Trust Company	9,191,890	(9,191,890)	—
Wells Fargo Securities LLC	375,843	(375,843)	—
Total	$52,712,769	$(52,712,769)	$—

(1)
Cash collateral with a fair value of  $56,297,742 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$21,260	$(21,260)	$—
Deutsche Bank Securities Inc.	79,773	(79,773)	—
Goldman Sachs & Co. LLC	19,189	(19,189)	—
Jefferies LLC	11,511	(11,511)	—
J.P. Morgan Securities LLC	1,028,748	(1,028,748)	—
Total	$1,160,481	$(1,160,481)	$—

(1)
Cash collateral with a fair value of  $1,185,354 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$552	$(552)	$—
Goldman Sachs & Co. LLC	9,111	(9,111)	—
Jefferies LLC	100,045	(100,045)	—
J.P. Morgan Securities LLC	472,131	(472,131)	—
Morgan Stanley & Co. LLC	466	(466)	—
Total	$582,305	$(582,305)	$—

(1)
Cash collateral with a fair value of  $595,429 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Russell™ Large Cap Value Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$719	$(719)	$—
Citigroup Global Markets Inc.	91,031	(91,031)	—
Total	$91,750	$(91,750)	$—

(1)
Cash collateral with a fair value of  $94,314 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Securities Corp.	$907,225	$(907,225)	$—
BNP Paribas Prime Brokerage Intl Ltd	2,114,783	(2,114,783)	—
BofA Securities Inc	1,226,943	(1,226,943)	—
Citigroup Global Markets Inc.	218,758	(218,758)	—
Goldman Sachs & Co. LLC	2,091,960	(2,091,960)	—
Industrial And Commercial Bank Of China	768	(768)	—
Janney Montgomery Scott LLC	4,082,393	(4,082,393)	—
Jefferies LLC	465,779	(465,779)	—
J.P. Morgan Securities LLC	465,851	(465,851)	—
Morgan Stanley & Co. LLC	1,093,418	(1,093,418)	—
National Financial Services LLC	1,182,643	(1,182,643)	—
Nomura Securities International, Inc.	251,892	(251,892)	—
RBC Capital Markets, LLC	217,128	(217,128)	—
Scotia Capital (USA) INC	186,180	(186,180)	—
UBS AG	636,343	(636,343)	—
UBS Securities LLC.	327,444	(327,444)	—
Total	$15,469,508	$(15,469,508)	$—

(1)
Cash collateral with a fair value of  $15,794,389 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$414,420	$(414,420)	$—
Barclays Capital Inc.	1,657,365	(1,657,365)	—
BMO Capital Markets Corp	624,090	(624,090)	—
BNP Paribas Securities Corp.	828,658	(828,658)	—
BNP Paribas Prime Brokerage Intl Ltd	3,011,319	(3,011,319)	—
BofA Securities Inc	7,872,356	(7,872,356)	—
Citadel Clearing LLC	1,851,376	(1,851,376)	—
Citadel Securities LLC	835,511	(835,511)	—
Citigroup Global Markets Inc.	4,098,088	(4,098,088)	—
Deutsche Bank Securities Inc.	11,984	(11,984)	—
Goldman Sachs & Co. LLC	3,707,947	(3,707,947)	—
HSBC Bank PLC	271,709	(271,709)	—
J.P. Morgan Securities LLC	30,386,067	(30,386,067)	—
Mirae Asset Securities (USA) INC.	2,625	(2,625)	—
MUFG Securities Americas Inc.	64,051	(64,051)	—
Mizuho Securities USA LLC.	1,491	(1,491)	—
Morgan Stanley & Co. LLC	6,613,155	(6,613,155)	—
National Financial Services LLC	3,262,714	(3,262,714)	—
Natixis Securities America LLC	108,255	(108,255)	—
National Bank of Canada Financial inc	2,725,714	(2,725,714)	—
Nomura Securities International, Inc.	216,698	(216,698)	—
State Street Bank and Trust Company	25,433,493	(25,433,493)	—
UBS AG	473,708	(473,708)	—
Wells Fargo Bank NA	2,403,307	(2,403,307)	—
Wells Fargo Securities LLC	2,836,353	(2,836,353)	—
Total	$99,712,454	$(99,712,454)	$—

(1)
Cash collateral with a fair value of  $101,983,461 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Russell™ Small Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$3,038,865	$(3,038,865)	$—
BMO Capital Markets Corp	215,976	(215,976)	—
BNP Paribas Securities Corp.	1,072,514	(1,072,514)	—
BNP Paribas Prime Brokerage Intl Ltd	19,650,566	(19,650,566)	—
BofA Securities Inc	16,468,847	(16,468,847)	—
Cantor Fitzgerald & Co	110,284	(110,284)	—
CIBC World Markets Corporation	364,283	(364,283)	—
Citadel Clearing LLC	581,112	(581,112)	—
Citadel Securities LLC	286,711	(286,711)	—
Citigroup Global Markets Inc.	11,973,182	(11,973,182)	—
Cowen Execution Services LLC	604,926	(604,926)	—
Deutsche Bank Securities Inc.	1,969,041	(1,969,041)	—
Goldman Sachs & Co. LLC	9,521,156	(9,521,156)	—
HSBC Bank PLC	278,463	(278,463)	—
Janney Montgomery Scott LLC	3,434	(3,434)	—
J.P. Morgan Securities LLC	32,202,322	(32,202,322)	—
MUFG Securities Americas Inc.	170,663	(170,663)	—
Mizuho Securities USA LLC.	14,250	(14,250)	—
Morgan Stanley & Co. LLC	32,487,845	(32,487,845)	—
National Financial Services LLC	30,134,703	(30,134,703)	—
Natixis Securities America LLC	944,247	(944,247)	—
National Bank of Canada Financial INC	4,401,492	(4,401,492)	—
Raymond James & Associates, Inc.	17,579	(17,579)	—
Scotia Capital (USA) INC	2,453,942	(2,453,942)	—
SG Americas Securities, LLC	20,776	(20,776)	—
State Street Bank and Trust Company	51,055,144	(51,055,144)	—
UBS AG	1,220,794	(1,220,794)	—
Wells Fargo Bank NA	8,952,928	(8,952,928)	—
Wells Fargo Securities LLC	23,213,299	(23,213,299)	—
Total	$253,429,344	$(253,429,344)	$—

(1)
Cash collateral with a fair value of  $259,895,869 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S Bond Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$1,985,283	$(1,985,283)	$—
Barclays Capital Inc.	51,489	(51,489)	—
BMO Capital Markets Corp	271,411	(271,411)	—
BNP Paribas Prime Brokerage Intl Ltd	1,690,902	(1,690,902)	—
BofA Securities Inc	177,662	(177,662)	—
Cantor Fitzgerald & Co	4,720,190	(4,720,190)	—
Citadel Clearing LLC	589,231	(589,231)	—
Citigroup Global Markets Inc.	979,571	(979,571)	—
Deutsche Bank Securities Inc.	239,502	(239,502)	—
Goldman Sachs & Co. LLC	290,135	(290,135)	—
MUFG Securities Americas Inc.	141,597	(141,597)	—
Mizuho Securities USA LLC.	760,261	(760,261)	—
Morgan Stanley & Co. LLC	822,190	(822,190)	—
National Bank Financial INC	233,451	(233,451)	—
Scotia Capital (USA) INC	707,531	(707,531)	—
State Street Bank and Trust Company	392,767	(392,767)	—
SunTrust Robinson Humphrey,Inc	8,191	(8,191)	—
UBS Securities LLC.	813,063	(813,063)	—
Wells Fargo Securities LLC	550,398	(550,398)	—
Total	$15,424,825	$(15,424,825)	$—

(1)
Cash collateral with a fair value of  $15,822,513 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, capital loss carryforwards, income from passive foreign investment companies (PFICs), paydown gains and wash sale deferrals.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Emerging Markets Index	$21,565,758	$—	$15,097,465	$—
International Index	62,220,370	—	44,912,243	—
Russell™ Large Cap Growth Index	7,939,724	50,949,199	7,253,236	32,560,097
Russell™ Large Cap Index	16,509,503	36,354,256	14,257,522	29,343,919
Russell™ Large Cap Value Index	9,172,014	24,435,186	9,151,357	13,839,150
Russell™ Mid Cap Growth Index	1,025,657	37,098,021	5,378,995	23,724,609
Russell™ Mid Cap Index	21,362,333	173,317,181	27,997,472	239,114,108
Russell™ Small Cap Index	12,961,895	49,377,425	16,684,400	78,790,199
U.S. Bond Index	97,878,029	6,255,768	79,532,239	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Emerging Markets Index	$8,623,337	$—	$139,472,610	$(2,386,577)	Short-term	None
International Index	47,990,202	—	559,021,850	(11,931,675)	Short-term	None
				(150,282,059)	Long-term	None
				$(162,213,734)
Russell™ Large Cap Growth Index	6,134,490	6,865,539	934,773,971	—	—	—
Russell™ Large Cap Index	15,636,254	47,514,144	841,813,015	—	—	—
Russell™ Large Cap Value Index	17,538,464	—	159,793,789	(32,423,337)	Short-term	None
				(19,393,881)	Long-term	None
				$(51,817,218)
Russell™ Mid Cap Growth Index	193,333	22,689,680	305,341,758	—	—	—
Russell™ Mid Cap Index	22,960,968	144,326,284	746,200,052	—	—	—
Russell™ Small Cap Index	6,918,892	—	439,539,586	$(15,405,778)	Short-term	None
U.S. Bond Index	47,410,289	11,528,834	205,601,210	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 14 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios’ adoption was limited to changes in the Portfolios’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2020, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
U.S. Bond Index
Class ADV	$0.0206	February 1, 2021	Daily
Class I	$0.0255	February 1, 2021	Daily
Class P2	$0.0279	February 1, 2021	Daily
Class S	$0.0230	February 1, 2021	Daily
Class S2	$0.0216	February 1, 2021	Daily
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.2%
	Argentina: 0.1%
28,142 (1)	Other Securities	$941,652	0.1

	Brazil: 3.6%
205,069	B3 SA - Brasil Bolsa Balcao	2,446,994	0.3
124,778	Banco Bradesco SA	581,346	0.1
114,700 (2)	Hapvida Participacoes e Investimentos SA	336,976	0.0
367,898	Petroleo Brasileiro SA	2,043,406	0.2
367,074	Vale SA	6,180,090	0.8
2,909,171 (1)	Other Securities	17,427,604	2.2
		29,016,416	3.6
	Chile: 0.4%
18,274,927	Other Securities	3,299,715	0.4

	China: 38.0%
123,000 (2)(3)	3SBio, Inc.	112,288	0.0
40,000 (2)	AK Medical Holdings Ltd.	69,344	0.0
186,069 (3)	Alibaba Group Holding Ltd. ADR	43,303,838	5.5
390,000 (3)	Alibaba Health Information Technology Ltd.	1,154,407	0.2
1,220,000 (3)	Alibaba Pictures Group Ltd.	151,324	0.0
48,500 (2)	A-Living Smart City Services Co. Ltd - H Shares	215,269	0.0
26,986 (3)	Baidu, Inc. ADR	5,835,453	0.7
185,400	Bank of China Ltd. - A Shares	90,180	0.0
7,891,000	Bank of China Ltd. - H Shares	2,670,739	0.3
7,200 (2)(3)	CanSino Biologics, Inc. - H Shares	163,971	0.0
895,000 (2)	CGN Power Co. Ltd. - H Shares	193,004	0.0
52,000 (2)(3)	China Bohai Bank Co. Ltd. - H Shares	34,007	0.0
9,442,000	China Construction Bank - H Shares	7,121,902	0.9
50,500 (2)	China East Education Holdings Ltd.	121,531	0.0
115,000 (2)	China Feihe Ltd.	269,839	0.0
919,000 (2)	China Huarong Asset Management Co. Ltd. - H Shares	102,021	0.0
129,200 (2)(3)	China International Capital Corp. Ltd. - H Shares	350,293	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
31,000 (2)(3)(4)	China Literature Ltd. - H Shares	$243,707	0.0
375,880	China Merchants Bank Co., Ltd. - H Shares	2,377,834	0.3
609,000	China Mobile Ltd.	3,471,576	0.4
144,000	China Resources Beer Holdings Co Ltd.	1,324,197	0.2
246,000	China Resources Cement Holdings Ltd. - H Shares	274,766	0.0
90,000	China Resources Gas Group Ltd.	478,390	0.1
316,444	China Resources Land Ltd.	1,304,031	0.2
153,500 (2)	China Resources Pharmaceutical Group Ltd.	78,932	0.0
174,000	China Resources Power Holdings Co.	187,304	0.0
9,600	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - A Shares	36,617	0.0
4,362,000 (2)	China Tower Corp. Ltd. - H Shares	641,831	0.1
112,000 (2)	China Yuhua Education Corp. Ltd.	97,672	0.0
186,000 (2)	Dali Foods Group Co. Ltd.	106,310	0.0
56,000 (2)	Fuyao Glass Industry Group Co. Ltd. - H Shares	308,240	0.1
78,000 (2)	Haidilao International Holding Ltd.	601,509	0.1
1,908,000 (3)(5)(6)	Hanergy Mobile Energy Holding Group Co Ltd.	—	—
7,200 (2)(3)	Hangzhou Tigermed Consulting Co. Ltd. - H Shares	166,977	0.0
116,000 (2)(3)	Hansoh Pharmaceutical Group Co. Ltd.	562,165	0.1
46,000 (2)(3)	Hua Hong Semiconductor Ltd.	261,886	0.0
143,800 (2)	Huatai Securities Co. Ltd. - H Shares	226,409	0.0
5,921,000	Industrial & Commercial Bank of China - H Shares	3,804,181	0.5
96,000 (2)(3)	Innovent Biologics, Inc.	1,013,771	0.1
21,500 (2)(3)	JD Health International, Inc.	415,998	0.1
84,769 (3)	JD.com, Inc. ADR	7,451,195	0.9
108,000 (2)(4)	Jinxin Fertility Group Ltd.	219,775	0.0
24,500 (2)(3)(4)	Koolearn Technology Holding Ltd.	88,314	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
7,500	Kweichow Moutai Co. Ltd. - A Shares (Nth SSE-SEHK)	$2,291,990	0.3
175,500 (2)	Longfor Group Holdings Ltd.	1,026,583	0.1
201,000 (2)	Luye Pharma Group Ltd. - H Shares	93,499	0.0
351,800 (3)	Meituan Class B	13,242,968	1.7
41,255	NetEase, Inc. ADR	3,950,991	0.5
15,091 (3)	New Oriental Education & Technology Group, Inc. ADR	2,804,059	0.4
125,907 (3)	NIO, Inc. ADR	6,136,707	0.8
10,800 (2)	Pharmaron Beijing Co. Ltd. - H Shares	182,593	0.0
37,262 (3)	Pinduoduo, Inc. ADR	6,620,340	0.8
51,300 (2)(3)(4)	Ping An Healthcare and Technology Co. Ltd.	623,050	0.1
73,400	Ping An Insurance Group Co. of China Ltd. - A Shares	976,667	0.1
580,500	Ping An Insurance Group Co. of China Ltd. - H Shares	7,064,463	0.9
1,012,000 (2)	Postal Savings Bank of China Co. Ltd. - H Shares	571,841	0.1
41,250 (2)	Shandong Gold Mining Co. Ltd. - H Shares	95,273	0.0
40,000 (2)(3)	Smoore International Holdings Ltd.	309,969	0.1
37,684 (3)	TAL Education Group ADR	2,694,783	0.4
565,500	Tencent Holdings Ltd.	40,689,873	5.1
121,000 (2)	Topsports International Holdings Ltd.	181,205	0.0
29,268 (2)	WuXi AppTec Co. Ltd. - H Shares	574,157	0.1
303,500 (2)(3)	Wuxi Biologics Cayman, Inc.	4,024,818	0.5
1,404,600 (2)(3)	Xiaomi Corp. - B Shares	5,969,942	0.8
98,000 (2)	Yadea Group Holdings Ltd.	202,518	0.0
39,653	Yum China Holdings, Inc.	2,263,790	0.3
38,900 (2)(3)(4)	ZhongAn Online P&C Insurance Co. Ltd. - H Shares	181,283	0.0
61,133,023 (1)(7)(8)	Other Securities	111,567,802	14.0
		302,044,161	38.0
	Colombia: 0.2%
588,293	Other Securities	1,530,434	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Czech Republic: 0.1%
56,638 (2)(3)	Moneta Money Bank AS	$179,444	0.0
24,710 (1)	Other Securities	647,711	0.1
		827,155	0.1
	Egypt: 0.1%
335,043	Other Securities	663,978	0.1

	Greece: 0.1%
56,952 (1)(8)	Other Securities	805,890	0.1

	Hungary: 0.2%
76,010 (1)	Other Securities	1,644,471	0.2

	India: 9.1%
15,715 (2)(3)	Avenue Supermarts Ltd.	595,381	0.1
71,693 (2)(3)	Bandhan Bank Ltd.	395,702	0.1
5,717 (2)	HDFC Asset Management Co. Ltd.	228,468	0.0
69,533 (2)(3)	HDFC Life Insurance Co., Ltd.	645,474	0.1
83,053	Hindustan Unilever Ltd.	2,726,551	0.3
168,480	Housing Development Finance Corp.	5,902,857	0.7
507,821 (3)	ICICI Bank Ltd.	3,734,204	0.5
20,460 (2)(3)	ICICI Lombard General Insurance Co. Ltd.	426,518	0.1
38,002 (2)(3)	ICICI Prudential Life Insurance Co. Ltd.	259,680	0.0
342,359	Infosys Ltd.	5,868,986	0.7
10,041 (2)(3)	InterGlobe Aviation Ltd.	237,313	0.0
4,816 (2)	Larsen & Toubro Infotech Ltd.	241,535	0.0
282,286	Reliance Industries Ltd.	7,680,701	1.0
39,436 (2)(3)	SBI Life Insurance Co. Ltd.	488,315	0.1
92,216	Tata Consultancy Services Ltd.	3,620,874	0.5
6,111,836 (1)	Other Securities	39,103,482	4.9
		72,156,041	9.1
	Indonesia: 1.3%
982,000	Bank Central Asia Tbk PT	2,367,141	0.3
28,438,900 (1)	Other Securities	7,999,185	1.0
		10,366,326	1.3
	Kuwait: 0.4%
1,605,356	Other Securities	3,602,323	0.4

	Malaysia: 1.5%
6,883,242 (1)	Other Securities	11,700,164	1.5

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Mexico: 1.8%
3,385,400	America Movil SAB de CV	$2,465,110	0.3
4,729,641 (1)	Other Securities	11,559,982	1.5
		14,025,092	1.8
	Pakistan: 0.0%
167,800	Other Securities	142,772	0.0

	Peru: 0.2%
28,098	Other Securities	1,342,163	0.2

	Philippines: 0.7%
6,072,796	Other Securities	5,723,013	0.7

	Poland: 0.7%
24,728 (2)(3)	Allegro.eu SA	560,661	0.1
4,781 (2)(3)	Dino Polska SA	370,784	0.1
566,458 (1)(7)	Other Securities	4,300,428	0.5
		5,231,873	0.7
	Qatar: 0.7%
57,173	Qatar Electricity & Water Co. QSC	280,521	0.1
52,271	Qatar Fuel QSC	268,430	0.0
139,688	Qatar Gas Transport Co. Ltd.	122,022	0.0
79,584	Qatar International Islamic Bank QSC	197,857	0.0
114,179	Qatar Islamic Bank SAQ	537,135	0.1
451,581	Qatar National Bank QPSC	2,212,706	0.3
1,477,458	Other Securities	1,846,184	0.2
		5,464,855	0.7
	Romania: 0.0%
40,275	Other Securities	256,258	0.0

	Russia: 2.8%
1,161,838	Gazprom PJSC	3,336,437	0.4
40,522	Lukoil PJSC	2,821,341	0.3
1,069,283	Sberbank of Russia PJSC	3,922,103	0.5
302,924,675 (1)	Other Securities	12,456,951	1.6
		22,536,832	2.8
	Saudi Arabia: 2.4%
121,536	Al Rajhi Bank	2,384,329	0.3
211,258 (2)	Saudi Arabian Oil Co.	1,971,530	0.3
89,122	Saudi Basic Industries Corp.	2,410,026	0.3
1,454,049 (1)	Other Securities	12,208,754	1.5
		18,974,639	2.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore: 0.0%
20,600 (2)	BOC Aviation Ltd.	$178,303	0.0

	South Africa: 3.3%
43,028	Naspers Ltd.	8,811,046	1.1
3,049,637 (1)	Other Securities	17,690,478	2.2
		26,501,524	3.3
	South Korea: 12.4%
1,633 (3)	Celltrion Pharm, Inc.	359,266	0.1
9,537 (3)	Celltrion, Inc.	3,156,725	0.4
7,576	Hyundai Engineering & Construction Co. Ltd.	261,604	0.0
1,827	Hyundai Glovis Co., Ltd.	310,009	0.0
901	Hyundai Heavy Industries Holdings Co., Ltd.	235,579	0.0
6,033	Hyundai Marine & Fire Insurance Co., Ltd.	126,494	0.0
6,594	Hyundai Mobis Co. Ltd.	1,552,004	0.2
14,937 (3)	Hyundai Motor Co.	2,647,628	0.3
8,680	Hyundai Steel Co.	317,239	0.1
4,565	LG Chem Ltd.	3,471,303	0.4
9,127	LG Corp.	736,484	0.1
23,192 (3)	LG Display Co., Ltd.	396,423	0.1
10,544 (3)	LG Electronics, Inc.	1,312,957	0.2
931	LG Household & Health Care Ltd.	1,389,541	0.2
1,464	LG Innotek Co. Ltd.	246,597	0.0
21,690	LG Uplus Corp.	234,867	0.0
12,227	NAVER Corp.	3,296,023	0.4
2,211 (2)(3)	Netmarble Corp.	268,045	0.0
1,649 (2)(3)	Samsung Biologics Co. Ltd.	1,255,496	0.2
8,246	Samsung C&T Corp.	1,049,668	0.1
2,611	Samsung Card Co.	78,140	0.0
5,515	Samsung Electro-Mechanics Co. Ltd.	905,692	0.1
469,789	Samsung Electronics Co., Ltd.	35,081,738	4.4
15,569 (3)	Samsung Engineering Co. Ltd.	190,355	0.0
2,997	Samsung Fire & Marine Insurance Co. Ltd.	517,725	0.1
47,105 (3)	Samsung Heavy Industries Co., Ltd.	305,968	0.0
6,596	Samsung Life Insurance Co. Ltd.	481,321	0.1
5,453 (3)	Samsung SDI Co., Ltd.	3,160,274	0.4
3,389	Samsung SDS Co. Ltd.	557,808	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
6,339	Samsung Securities Co. Ltd.	$236,504	0.0
53,810 (3)	SK Hynix, Inc.	5,877,586	0.8
579,315 (1)	Other Securities	28,672,174	3.6
		98,689,237	12.4
	Taiwan: 12.4%
1,236,170	HON HAI Precision Industry Co., Ltd.	4,053,333	0.5
149,820	MediaTek, Inc.	3,995,292	0.5
2,424,000	Taiwan Semiconductor Manufacturing Co., Ltd.	45,855,954	5.8
28,083,898 (1)	Other Securities	44,611,505	5.6
		98,516,084	12.4
	Thailand: 1.8%
135,400	PTT Exploration & Production PCL	444,037	0.1
28,500	PTT Global Chemical PCL	55,671	0.0
197,300	PTT Global Chemical PCL (Foreign)	385,401	0.0
1,118,200	PTT PCL (Foreign)	1,587,526	0.2
11,038,941 (1)(7)	Other Securities	11,619,651	1.5
		14,092,286	1.8
	Turkey: 0.4%
1,722,174 (1)	Other Securities	2,885,740	0.4

	United Arab Emirates: 0.5%
2,282,206 (1)	Other Securities	4,076,911	0.5
	Total Common Stock (Cost $599,645,057)	757,236,308	95.2
PREFERRED STOCK: 2.2%
	Brazil: 1.3%
442,535	Banco Bradesco SA	2,312,271	0.3
481,225	Itau Unibanco Holding S.A.	2,930,412	0.4
472,000	Petroleo Brasileiro SA	2,575,273	0.3
791,509	Other Securities	2,839,887	0.3
		10,657,843	1.3
	Chile: 0.1%
47,137	Other Securities	637,191	0.1

	Russia: 0.0%
701,436	Other Securities	396,442	0.0

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	South Korea: 0.8%
689	LG Chem Ltd.	$242,552	0.0
191	LG Household & Health Care Ltd.	126,349	0.0
80,795	Samsung Electronics Co., Ltd.	5,480,887	0.7
5,302	Other Securities	436,563	0.1
		6,286,351	0.8
	Total Preferred Stock (Cost $15,621,711)	17,977,827	2.2
RIGHTS: 0.0%
	China: —%
4,805 (1)(8)	Other Securities	—	—

	South Korea: 0.0%
532 (1)	Other Securities	14,912	0.0
	Total Rights (Cost $—)	14,912	0.0
	Total Long-Term Investments (Cost $615,266,768)	775,229,047	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Repurchase Agreements: 0.8%
1,325,951 (9)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,325,961, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,352,470, due 01/25/21-10/15/62)	1,325,951	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,473,700 (9)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,473,721, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $1,503,197, due 01/31/21-05/15/49)	$1,473,700	0.2
1,473,681 (9)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,473,692, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,503,155, due 09/15/21-01/01/51)	1,473,681	0.2
584,569 (9)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $584,573, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $596,260, due 01/15/21-01/01/51)	584,569	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,473,681 (9)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,473,694, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,503,155, due 01/05/21-12/20/50)	$1,473,681	0.2
	Total Repurchase Agreements (Cost $6,331,582)	6,331,582	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
7,722,005 (10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $7,722,005)	7,722,005	1.0
	Total Short-Term Investments (Cost $14,053,587)	14,053,587	1.8
	Total Investments in Securities (Cost $629,320,355)	$789,282,634	99.2
	Assets in Excess of Other Liabilities	6,074,619	0.8
	Net Assets	$795,357,253	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Non-income producing security.

(4)
Security, or a portion of the security, is on loan.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(7)
The grouping contains securities on loan.

(8)
The grouping contains Level 3 securities.

(9)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of December 31, 2020.

Sector Diversification	Percentage of Net Assets
Information Technology	20.1%
Consumer Discretionary	17.8
Financials	17.5
Communication Services	11.3
Sector Diversification	Percentage of Net Assets
Materials	7.4
Consumer Staples	5.7
Energy	4.8
Health Care	4.6
Industrials	4.2
Utilities	2.0
Real Estate	2.0
Rights	0.0
Financial	0.0
Short-Term Investments	1.8
Assets in Excess of Other Liabilities	0.8
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Argentina	$941,652	$—	$—	$941,652
Brazil	29,016,416	—	—	29,016,416
Chile	3,299,715	—	—	3,299,715
China	96,993,546	205,050,615	—	302,044,161
Colombia	1,530,434	—	—	1,530,434
Czech Republic	—	827,155	—	827,155
Egypt	—	663,978	—	663,978
Greece	—	805,890	—	805,890
Hungary	—	1,644,471	—	1,644,471
India	—	72,156,041	—	72,156,041
Indonesia	—	10,366,326	—	10,366,326
Kuwait	1,932,468	1,669,855	—	3,602,323
Malaysia	—	11,700,164	—	11,700,164
Mexico	14,025,092	—	—	14,025,092
Pakistan	101,330	41,442	—	142,772
Peru	1,342,163	—	—	1,342,163
Philippines	—	5,723,013	—	5,723,013
Poland	560,661	4,671,212	—	5,231,873
Qatar	—	5,464,855	—	5,464,855
Romania	256,258	—	—	256,258
Russia	2,500,120	20,036,712	—	22,536,832
Saudi Arabia	3,033,922	15,940,717	—	18,974,639
Singapore	—	178,303	—	178,303
South Africa	2,578,591	23,922,933	—	26,501,524
South Korea	—	98,689,237	—	98,689,237
Taiwan	—	98,516,084	—	98,516,084
Thailand	77,624	14,014,662	—	14,092,286
Turkey	286,203	2,599,537	—	2,885,740
United Arab Emirates	—	4,076,911	—	4,076,911
Total Common Stock	158,476,195	598,760,113	—	757,236,308
See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Preferred Stock	11,295,034	6,682,793	—	17,977,827
Rights	14,912	—	—	14,912
Short-Term Investments	7,722,005	6,331,582	—	14,053,587
Total Investments, at fair value	$177,508,146	$611,774,488	$—	$789,282,634
Other Financial Instruments+
Futures	137,394	—	—	137,394
Total Assets	$177,645,540	$611,774,488	$—	$789,420,028
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(780)	$—	$(780)
Total Liabilities	$—	$(780)	$—	$(780)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2020, Voya Emerging Markets Index Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Hanergy Mobile Energy Holding Group Co Ltd.	6/11/2019	$951,967	$—
		$951,967	$—
At December 31, 2020, the following forward foreign currency contracts were outstanding for Voya Emerging Markets Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 846	PHP40,670	The Bank of New York Mellon	01/05/21	$(1)
USD 23	PHP1,123	The Bank of New York Mellon	01/05/21	—
USD 22,459	RUB1,684,732	The Bank of New York Mellon	01/11/21	(324)
USD 46,917	RUB3,502,978	The Bank of New York Mellon	01/11/21	(455)
				$(780)
At December 31, 2020, the following futures contracts were outstanding for Voya Emerging Markets Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI Emerging Markets Index	350	03/19/21	$22,543,500	$137,394
			$22,543,500	$137,394
Currency Abbreviations
PHP – Philippine Peso
RUB – Russian Ruble
USD – United States Dollar
See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$137,394
Total Asset Derivatives		$137,394
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$780
Total Liabiity Derivatives		$780

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(44,755)	$—	$(44,755)
Equity contracts	—	4,291,388	4,291,388
Total	$(44,755)	$4,291,388	$4,246,633
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(780)	$—	$(780)
Equity contracts	—	(111,477)	(111,477)
Total	$(780)	$(111,477)	$(112,257)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:
The Bank of New York Mellon
Liabilities:
Forward foreign currency contracts	$780
Total Liabilities	$780
Net OTC derivative instruments by counterparty, at fair value	$(780)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$(780)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $651,240,259.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$190,793,010
Gross Unrealized Depreciation	(51,320,400)
Net Unrealized Appreciation	$139,472,610
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Australia: 7.1%
423,286	BHP Group Ltd.	$13,830,697	0.6
303,482	BHP Group PLC	8,013,268	0.3
254,365	Commonwealth Bank of Australia	16,167,966	0.7
65,243	CSL Ltd.	14,255,121	0.6
472,623	National Australia Bank Ltd.	8,239,639	0.4
53,340	Rio Tinto Ltd.	4,690,805	0.2
12,847,936 (1)(2)(3)	Other Securities	99,404,423	4.3
		164,601,919	7.1
	Austria: 0.2%
109,036 (1)(2)	Other Securities	3,926,843	0.2

	Belgium: 0.9%
286,480 (2)	Other Securities	20,402,010	0.9

	China: 0.1%
247,400 (4)	Budweiser Brewing Co. APAC Ltd.	817,245	0.0
531,917	Other Securities	1,612,361	0.1
		2,429,606	0.1
	Denmark: 2.5%
247,424	Novo Nordisk A/S	17,260,094	0.8
27,182 (4)	Orsted A/S	5,561,581	0.2
346,312 (1)(2)	Other Securities	34,355,084	1.5
		57,176,759	2.5
	Finland: 1.2%
1,817,924 (2)	Other Securities	27,702,367	1.2

	France: 10.2%
68,023	Air Liquide SA	11,152,091	0.5
8,715 (4)(5)	Amundi SA	710,284	0.0
161,625 (5)	BNP Paribas	8,532,486	0.4
12,351 (4)	La Francaise des Jeux SAEM	566,118	0.0
36,164	L’Oreal S.A.	13,798,370	0.6
39,880	LVMH Moet Hennessy Louis Vuitton SE	24,964,786	1.1
162,764	Sanofi	15,775,482	0.7
77,389	Schneider Electric SE	11,184,765	0.5
362,068 (6)	Total SE	15,627,569	0.7
34,392 (4)(5)	Worldline SA/France	3,341,099	0.1
2,990,388 (1)(2)	Other Securities	129,827,143	5.6
		235,480,193	10.2
	Germany: 8.6%
27,358 (5)	Adidas AG	9,952,916	0.4
59,944	Allianz SE	14,726,532	0.6
131,975	BASF SE	10,431,594	0.4
141,164	Bayer AG	8,316,090	0.4
26,373 (4)	Covestro AG	1,624,922	0.1
122,979	Daimler AG	8,716,613	0.4
18,561 (4)(5)	Delivery Hero SE	2,902,719	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
478,917	Deutsche Telekom AG	$8,741,428	0.4
150,045	SAP SE	19,433,529	0.8
15,461 (4)	Scout24 AG	1,263,370	0.1
109,923	Siemens AG	15,833,925	0.7
57,548 (5)	Siemens Energy AG	2,109,093	0.1
38,617 (4)	Siemens Healthineers AG	1,987,268	0.1
21,554 (4)(5)	TeamViewer AG	1,157,818	0.0
21,802 (4)(5)	Zalando SE	2,425,054	0.1
2,160,542 (1)(2)	Other Securities	89,533,492	3.9
		199,156,363	8.6
	Hong Kong: 2.9%
1,737,299	AIA Group Ltd.	21,170,938	0.9
241,800 (4)(5)	ESR Cayman Ltd.	867,978	0.0
172,988	Hong Kong Exchanges and Clearing Ltd.	9,488,691	0.4
1,375,500 (4)	WH Group Ltd.	1,153,429	0.1
7,780,946 (1)	Other Securities	34,037,654	1.5
		66,718,690	2.9
	Ireland: 0.7%
233,294 (2)	Other Securities	16,355,390	0.7

	Israel: 0.6%
866,417 (2)	Other Securities	13,948,000	0.6

	Italy: 2.1%
1,168,668	Enel S.p.A.	11,890,816	0.5
48,278 (4)	Infrastrutture Wireless Italiane SpA	585,246	0.0
63,144 (4)(5)	Nexi SpA	1,256,502	0.1
75,071 (4)	Poste Italiane SpA	767,879	0.0
6,216,691 (1)(2)	Other Securities	33,278,598	1.5
		47,779,041	2.1
	Japan: 25.0%
244,479	Daiichi Sankyo Co., Ltd.	8,378,344	0.4
26,188	Keyence Corp.	14,731,196	0.6
183,948	Mitsubishi Chemical Holdings Corp.	1,114,421	0.0
192,093	Mitsubishi Corp.	4,735,446	0.2
262,261	Mitsubishi Electric Corp.	3,963,721	0.2
169,927	Mitsubishi Estate Co., Ltd.	2,731,210	0.1
22,639	Mitsubishi Gas Chemical Co., Inc.	520,593	0.0
46,019	Mitsubishi Heavy Industries Ltd.	1,409,382	0.1
1,756,406	Mitsubishi UFJ Financial Group, Inc.	7,776,698	0.3
60,776	Mitsubishi UFJ Lease & Finance Co., Ltd.	291,840	0.0
16,094	Nintendo Co., Ltd.	10,331,405	0.4
50,889	Shin-Etsu Chemical Co., Ltd.	8,931,827	0.4
412,700	SoftBank Corp.	5,180,208	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
225,192	SoftBank Group Corp.	$17,482,800	0.8
181,170	Sony Corp.	18,256,155	0.8
226,522	Takeda Pharmaceutical Co., Ltd.	8,197,689	0.4
21,105	Toyota Industries Corp.	1,676,816	0.1
304,758	Toyota Motor Corp.	23,518,212	1.0
30,454	Toyota Tsusho Corp.	1,232,368	0.1
16,149,077 (1)(2)	Other Securities	436,681,669	18.9
		577,142,000	25.0
	Luxembourg: 0.1%
86,803 (2)	Other Securities	2,138,729	0.1

	Macau: 0.2%
1,168,605 (1)(2)	Other Securities	4,640,118	0.2

	Mexico: 0.0%
26,465	Other Securities	408,769	0.0

	Netherlands: 5.3%
60,781 (4)(5)	ABN AMRO Bank NV	595,583	0.0
2,603 (4)(5)(6)	Adyen NV	6,048,143	0.3
84,497 (5)	Airbus SE	9,273,000	0.4
61,163	ASML Holding NV	29,613,553	1.3
18,162 (4)(5)	Just Eat Takeaway.com NV	2,047,807	0.1
158,162	Koninklijke Ahold Delhaize NV	4,461,934	0.2
24,766	Koninklijke DSM NV	4,259,012	0.2
513,314	Koninklijke KPN NV	1,560,103	0.1
130,875 (5)(6)	Koninklijke Philips NV	7,049,872	0.3
10,103 (6)	Koninklijke Vopak NV	530,594	0.0
589,301	Royal Dutch Shell PLC - Class A	10,334,235	0.4
532,536	Royal Dutch Shell PLC - Class B	9,025,816	0.4
1,324,989 (1)(2)	Other Securities	36,973,033	1.6
		121,772,685	5.3
	New Zealand: 0.4%
989,592 (2)	Other Securities	8,820,130	0.4

	Norway: 0.6%
855,048 (2)	Other Securities	13,408,976	0.6

	Portugal: 0.1%
507,256	Other Securities	3,875,908	0.1

	Singapore: 1.0%
6,637,628 (2)	Other Securities	23,772,106	1.0

	Spain: 2.4%
9,699 (4)(5)	Aena SME SA	1,686,154	0.1
45,460 (4)	Cellnex Telecom SA	2,729,991	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain (continued)
866,582	Iberdrola S.A. - IBEE	$12,452,965	0.5
34,256	Siemens Gamesa Renewable Energy SA	1,391,002	0.1
5,466,043 (1)(2)(3)	Other Securities	37,397,100	1.6
		55,657,212	2.4
	Sweden: 3.1%
22,989 (4)	Evolution Gaming Group AB	2,311,189	0.1
3,229,783 (1)(2)	Other Securities	70,139,400	3.0
		72,450,589	3.1
	Switzerland: 9.9%
413,860	Nestle SA	48,922,934	2.1
319,041	Novartis AG	30,040,248	1.3
100,951	Roche Holding AG	35,161,089	1.5
21,620	Zurich Insurance Group AG	9,111,128	0.4
3,194,804 (1)(2)	Other Securities	104,803,919	4.6
		228,039,318	9.9
	United Arab Emirates: 0.0%
19,351	Other Securities	4,015	0.0

	United Kingdom: 12.7%
188,555	AstraZeneca PLC	18,801,473	0.8
139,313 (4)	Auto Trader Group PLC	1,133,973	0.0
2,911,163	BP PLC	10,045,694	0.4
329,652	British American Tobacco PLC	12,242,266	0.5
335,836	Diageo PLC	13,288,641	0.6
720,898	GlaxoSmithKline PLC	13,190,991	0.6
2,926,369 (5)	HSBC Holdings PLC	15,115,429	0.7
102,079	Reckitt Benckiser Group PLC	9,110,998	0.4
161,222	Rio Tinto PLC	12,135,700	0.5
159,825	Unilever PLC	9,585,311	0.4
217,970	Unilever PLC	13,198,240	0.6
32,126,134 (1),(2)	Other Securities	165,494,079	7.2
		293,342,795	12.7
	Total Common Stock (Cost $1,664,539,814)	2,261,150,531	97.9
PREFERRED STOCK: 0.6%
	Germany: 0.6%
97,539	Other Securities	12,656,240	0.6
	Total Preferred Stock
	(Cost $9,646,986)	12,656,240	0.6
RIGHTS: 0.0%
	Spain: 0.0%
210,269 (2)	Other Securities	72,104	0.0
	Total Rights (Cost $74,255)	72,104	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
WARRANTS: 0.0%
	Switzerland: 0.0%
155,786 (2)	Other Securities	$40,473	0.0
	Total Warrants (Cost $—)	40,473	0.0
	Total Long-Term Investments
	(Cost $1,674,261,055)	2,273,919,348	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements: 2.3%
2,952,168 (7)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $2,952,200, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $3,011,211, due 02/03/21-11/20/70)	2,952,168	0.1
1,855,649 (7)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $1,855,669, collateralized by various U.S. Government Agency Obligations, 2.500%- 5.500%, Market Value plus accrued interest $1,892,762, due 07/01/24-10/01/50)	1,855,649	0.1
2,460,604 (7)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $2,460,669, collateralized by various U.S. Government Securities, 0.750%- 8.750%, Market Value plus accrued interest $2,583,634, due 03/01/21- 11/20/40)	2,460,604	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,760,776 (7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,760,843, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $8,935,992, due 01/25/21- 10/15/62)	$8,760,776	0.4
2,998,414 (7)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,998,437, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.750%, Market Value plus accrued interest $3,058,382, due 01/14/21- 01/20/69)	2,998,414	0.1
5,499,851 (7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,499,929, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $5,609,934, due 01/31/21- 05/15/49)	5,499,851	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,134,047 (7)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,134,109, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $8,296,728, due 09/15/21- 01/01/51)	$8,134,047	0.4
1,209,611 (7)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,209,620, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,233,803, due 01/04/21- 12/01/50)	1,209,611	0.1
3,425,454 (7)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,425,503, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $3,493,963, due 07/01/22- 12/01/50)	3,425,454	0.1
3,913,974 (7)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,914,030, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $3,992,311, due 02/18/21-01/15/62)	3,913,974	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,083,863 (7)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,083,907, collateralized by various U.S. Government Securities, 0.250%- 1.125%, Market Value plus accrued interest $3,146,679, due 02/28/25- 05/31/25)	$3,083,863	0.1
8,695,331 (7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $8,695,483, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $8,891,344, due 07/15/22-02/15/47)	8,695,331	0.4
	Total Repurchase Agreements
	(Cost $52,989,742)	52,989,742	2.3

Shares		Value	Percentage of Net Assets
	Mutual Funds(7): 0.4%
8,033,021 (7)(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	8,033,021	0.3
1,019,000 (7)(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	1,019,000	0.0
1,270,000 (7)(8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	1,270,000	0.1
	Total Mutual Funds (Cost $10,322,021)	10,322,021	0.4
	Total Short-Term Investments (Cost $63,311,763)	63,311,763	2.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2020 (continued)

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $1,737,572,818)	$2,337,231,111	101.2
Liabilities in Excess of Other Assets	(27,076,455)	(1.2)
Net Assets	$2,310,154,656	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Non-income producing security.

(6)
Security, or a portion of the security, is on loan.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2020.

Sector Diversification	Percentage of Net Assets
Financials	16.1%
Industrials	15.0
Health Care	12.6
Consumer Discretionary	12.3
Consumer Staples	10.9
Information Technology	8.8
Materials	7.7
Communication Services	5.1
Utilities	3.8
Real Estate	3.1
Energy	3.1
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(1.2)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$164,601,919	$—	$164,601,919
Austria	—	3,926,843	—	3,926,843
Belgium	471,158	19,930,852	—	20,402,010
China	—	2,429,606	—	2,429,606
Denmark	—	57,176,759	—	57,176,759
Finland	—	27,702,367	—	27,702,367
France	1,413,720	234,066,473	—	235,480,193
Germany	5,069,792	194,086,571	—	199,156,363
Hong Kong	1,365,606	65,353,084	—	66,718,690
Ireland	3,187,383	13,168,007	—	16,355,390
Israel	6,538,844	7,409,156	—	13,948,000
Italy	—	47,779,041	—	47,779,041
Japan	—	577,142,000	—	577,142,000
Luxembourg	1,588,877	549,852	—	2,138,729
Macau	—	4,640,118	—	4,640,118
Mexico	—	408,769	—	408,769
Netherlands	11,249,421	110,523,264	—	121,772,685
New Zealand	—	8,820,130	—	8,820,130
Norway	1,406,908	12,002,068	—	13,408,976
Portugal	—	3,875,908	—	3,875,908
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Singapore	—	23,772,106	—	23,772,106
Spain	—	55,657,212	—	55,657,212
Sweden	—	72,450,589	—	72,450,589
Switzerland	—	228,039,318	—	228,039,318
United Arab Emirates	—	4,015	—	4,015
United Kingdom	13,467,372	279,875,423	—	293,342,795
Total Common Stock	45,759,081	2,215,391,450	—	2,261,150,531
Preferred Stock	—	12,656,240	—	12,656,240
Rights	72,104	—	—	72,104
Warrants	40,473	—	—	40,473
Short-Term Investments	10,322,021	52,989,742	—	63,311,763
Total Investments, at fair value	$56,193,679	$2,281,037,432	$—	$2,337,231,111
Other Financial Instruments+
Futures	221,038	—	—	221,038
Total Assets	$56,414,717	$2,281,037,432	$—	$2,337,452,149

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2020, the following futures contracts were outstanding for Voya International Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI EAFE Index	338	03/19/21	$36,010,520	$221,038
			$36,010,520	$221,038
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$221,038
Total Asset Derivatives		$221,038

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(853,772)
Total	$(853,772)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2020 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(148,092)
Total	$(148,092)
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,780,547,213.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$704,867,006
Gross Unrealized Depreciation	(145,845,156)
Net Unrealized Appreciation	$559,021,850
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	Communication Services: 12.0%
22,674 (1)	Alphabet, Inc. - Class A	$39,739,359	2.7
21,962 (1)	Alphabet, Inc. - Class C	38,474,788	2.6
12,725 (1)	Charter Communications, Inc.	8,418,224	0.6
233,730 (1)	Facebook, Inc.- Class A	63,845,687	4.4
41,393 (1)	NetFlix, Inc.	22,382,437	1.5
33,200	Other Securities	3,278,515	0.2
		176,139,010	12.0
	Consumer Discretionary: 18.1%
41,273 (1)	Amazon.com, Inc.	134,423,272	9.2
3,977 (1)	Booking Holdings, Inc.	8,857,853	0.6
52,280	Home Depot, Inc.	13,886,614	0.9
73,565	Lowe’s Cos, Inc.	11,807,918	0.8
119,306	Nike, Inc. - Class B	16,878,220	1.2
65,639	Starbucks Corp.	7,022,060	0.5
73,602 (1)	Tesla, Inc.	51,938,723	3.5
94,452	TJX Cos., Inc.	6,450,127	0.4
136,672	Other Securities	14,740,578	1.0
		266,005,365	18.1
	Consumer Staples: 4.8%
220,873	Coca-Cola Co.	12,112,675	0.8
37,925	Costco Wholesale Corp.	14,289,381	1.0
99,163	PepsiCo, Inc.	14,705,873	1.0
106,029	Procter & Gamble Co.	14,752,875	1.0
167,628 (2)	Other Securities	14,175,326	1.0
		70,036,130	4.8
	Financials: 1.5%
129,648 (2)(3)	Other Securities	22,160,896	1.5

	Health Care: 11.7%
64,605	Abbott Laboratories	7,073,602	0.5
161,183	AbbVie, Inc.	17,270,758	1.2
56,701	Amgen, Inc.	13,036,694	0.9
81,986	Eli Lilly & Co.	13,842,516	0.9
11,264 (1)	Intuitive Surgical, Inc.	9,215,078	0.6
214,914	Merck & Co., Inc.	17,579,965	1.2
22,565	Thermo Fisher Scientific, Inc.	10,510,326	0.7
76,450	UnitedHealth Group, Inc.	26,809,486	1.8
41,863	Zoetis, Inc.	6,928,327	0.5
319,002 (2)	Other Securities	49,581,039	3.4
		171,847,791	11.7
	Industrials: 3.0%
36,098	3M Co.	6,309,570	0.5
24,084	Lockheed Martin Corp.	8,549,338	0.6
33,700	Union Pacific Corp.	7,017,014	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
46,013	United Parcel Service, Inc. - Class B	$7,748,589	0.5
137,378 (2)	Other Securities	13,511,064	0.9
		43,135,575	3.0
	Information Technology: 46.4%
62,040	Accenture PLC	16,205,468	1.1
46,823 (1)	Adobe, Inc.	23,417,119	1.6
108,379 (1)	Advanced Micro Devices, Inc.	9,939,438	0.7
1,570,843	Apple, Inc.	208,435,158	14.2
89,162	Applied Materials, Inc.	7,694,681	0.5
35,968	Automatic Data Processing, Inc.	6,337,562	0.4
36,443	Broadcom, Inc.	15,956,567	1.1
24,523	Intuit, Inc.	9,315,061	0.6
14,106	Lam Research Corp.	6,661,841	0.5
85,870	Mastercard, Inc. - Class A	30,650,438	2.1
728,898	Microsoft Corp.	162,121,493	11.1
57,460	Nvidia Corp.	30,005,612	2.1
161,404	Oracle Corp.	10,441,225	0.7
114,309 (1)	PayPal Holdings, Inc.	26,771,168	1.8
109,544	Qualcomm, Inc.	16,687,933	1.1
79,110 (1)	Salesforce.com, Inc.	17,604,348	1.2
18,921 (1)	ServiceNow, Inc.	10,414,686	0.7
35,943 (1)	Square, Inc.	7,822,634	0.5
44,494	Texas Instruments, Inc.	7,302,800	0.5
164,344	Visa, Inc. - Class A	35,946,963	2.5
94,198 (2)(3)	Other Securities	20,935,188	1.4
		680,667,383	46.4
	Materials: 0.5%
15,573	Other Securities	7,681,356	0.5

	Real Estate: 1.7%
42,932	American Tower Corp.	9,636,517	0.7
57,396	Other Securities	14,798,727	1.0
		24,435,244	1.7
	Total Common Stock (Cost $527,013,293)	1,462,108,750	99.7
EXCHANGE-TRADED FUNDS: 0.3%
39,249	Other Securities	5,221,687	0.3
	Total Exchange-Traded Funds (Cost $5,152,216)	5,221,687	0.3
	Total Long-Term Investments (Cost $532,165,509)	1,467,330,437	100.0

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Repurchase Agreements: 0.1%
185,354 (4)	Nomura Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $185,355, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $189,061, due 01/31/21-01/15/56)	$185,354	0.0
1,000,000 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.1
	Total Repurchase Agreements (Cost $1,185,354)	1,185,354	0.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.2%
2,686,034 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $2,686,034)	$2,686,034	0.2
	Total Short-Term Investments (Cost $3,871,388)	3,871,388	0.3
	Total Investments in Securities (Cost $536,036,897)	$1,471,201,825	100.3
	Liabilities in Excess of Other Assets	(4,488,328)	(0.3)
	Net Assets	$1,466,713,497	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$1,462,108,750	$—	$—	$1,462,108,750
Exchange-Traded Funds	5,221,687	—	—	5,221,687
Short-Term Investments	2,686,034	1,185,354	—	3,871,388
Total Investments, at fair value	$1,470,016,471	$1,185,354	$—	$1,471,201,825
Other Financial Instruments+
Futures	107,782	—	—	107,782
Total Assets	$1,470,124,253	$1,185,354	$—	$1,471,309,607

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the following futures contracts were outstanding for Voya Russell™ Large Cap Growth Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	23	03/19/21	$4,311,120	$107,782
			$4,311,120	$107,782
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$107,782
Total Asset Derivatives		$107,782

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,060,116
Total	$1,060,116
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(138,478)
Total	$(138,478)
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $536,535,635.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$936,525,637
Gross Unrealized Depreciation	(1,751,666)
Net Unrealized Appreciation	$934,773,971
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 12.1%
13,169 (1)	Alphabet, Inc. - Class A	$23,080,516	2.0
12,756 (1)	Alphabet, Inc. - Class C	22,346,981	1.9
312,835	AT&T, Inc.	8,997,134	0.8
198,795	Comcast Corp. - Class A	10,416,858	0.9
105,345 (1)	Facebook, Inc. - Class A	28,776,040	2.5
18,657 (1)	NetFlix, Inc.	10,088,400	0.9
181,779	Verizon Communications, Inc.	10,679,516	0.9
79,287	Walt Disney Co.	14,365,219	1.2
76,460 (2)	Other Securities	12,359,548	1.0
		141,110,212	12.1
	Consumer Discretionary: 12.5%
18,602 (1)	Amazon.com, Inc.	60,585,412	5.2
47,126	Home Depot, Inc.	12,517,608	1.1
32,659	McDonald’s Corp.	7,007,968	0.6
53,773	Nike, Inc. - Class B	7,607,267	0.7
33,173 (1)	Tesla, Inc.	23,409,191	2.0
310,115 (2)	Other Securities	34,040,210	2.9
		145,167,656	12.5
	Consumer Staples: 6.8%
169,592	Coca-Cola Co.	9,300,425	0.8
19,358	Costco Wholesale Corp.	7,293,707	0.6
60,891	PepsiCo, Inc.	9,030,135	0.8
106,910	Procter & Gamble Co.	14,875,458	1.3
61,133	Walmart, Inc.	8,812,322	0.8
424,021 (2)	Other Securities	29,415,166	2.5
		78,727,213	6.8
	Energy: 2.0%
84,497	Chevron Corp.	7,135,772	0.6
185,671	Exxon Mobil Corp.	7,653,358	0.7
255,725	Other Securities	7,998,393	0.7
		22,787,523	2.0
	Financials: 10.1%
339,330	Bank of America Corp.	10,285,092	0.9
82,528 (1)	Berkshire Hathaway, Inc. - Class B	19,135,768	1.6
132,883	JPMorgan Chase & Co.	16,885,443	1.5
882,860 (2)(3)	Other Securities	70,517,380	6.1
		116,823,683	10.1
	Health Care: 13.6%
75,829	Abbott Laboratories	8,302,517	0.7
77,284	AbbVie, Inc.	8,280,981	0.7
99,321	Bristol-Myers Squibb Co.	6,160,882	0.5
36,952	Eli Lilly & Co.	6,238,976	0.5
115,683	Johnson & Johnson	18,206,191	1.6
58,845	Medtronic PLC	6,893,103	0.6
110,829	Merck & Co., Inc.	9,065,812	0.8
243,961	Pfizer, Inc.	8,980,204	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
17,326	Thermo Fisher Scientific, Inc.	$8,070,104	0.7
41,414	UnitedHealth Group, Inc.	14,523,061	1.3
432,635 (2)	Other Securities	62,778,360	5.4
		157,500,191	13.6
	Industrials: 6.5%
30,802	Honeywell International, Inc.	6,551,586	0.6
29,782	Union Pacific Corp.	6,201,208	0.5
793,570 (2)	Other Securities	62,890,341	5.4
		75,643,135	6.5
	Information Technology: 30.4%
27,962	Accenture PLC	7,303,954	0.6
21,104 (1)	Adobe, Inc.	10,554,532	0.9
708,000	Apple, Inc.	93,944,520	8.1
17,326	Broadcom, Inc.	7,586,189	0.7
186,290	Cisco Systems, Inc.	8,336,477	0.7
179,983	Intel Corp.	8,966,753	0.8
38,703	Mastercard, Inc. - Class A	13,814,649	1.2
328,524	Microsoft Corp.	73,070,308	6.3
25,898	Nvidia Corp.	13,523,936	1.2
51,520 (1)	PayPal Holdings, Inc.	12,065,984	1.0
49,373	Qualcomm, Inc.	7,521,483	0.6
38,464 (1)	Salesforce.com, Inc.	8,559,394	0.7
40,269	Texas Instruments, Inc.	6,609,351	0.6
74,072	Visa, Inc. - Class A	16,201,769	1.4
474,242 (2)(3)	Other Securities	64,685,289	5.6
		352,744,588	30.4
	Materials: 1.7%
150,830	Other Securities	20,176,417	1.7

	Real Estate: 1.5%
97,436	Other Securities	17,842,361	1.5

	Utilities: 1.7%
85,875	NextEra Energy, Inc.	6,625,256	0.5
191,428	Other Securities	13,716,094	1.2
		20,341,350	1.7
	Total Common Stock (Cost $304,533,355)	1,148,864,329	98.9
EXCHANGE-TRADED FUNDS: 0.8%
106,708	iShares Russell Top 200 ETF	9,634,665	0.8
	Total Exchange-Traded Funds (Cost $9,593,561)	9,634,665	0.8
	Total Long-Term Investments (Cost $314,126,916)	1,158,498,994	99.7

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 0.1%
595,429 (4)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $595,434, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $607,338, due 09/15/21-01/01/51) (Cost $595,429)	$595,429	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
11,729,043 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $11,729,043)	11,729,043	1.0
	Total Short-Term Investments (Cost $12,324,472)	12,324,472	1.1
Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $326,451,388)	$1,170,823,466	100.8
Liabilities in Excess of Other Assets	(9,457,523)	(0.8)
Net Assets	$1,161,365,943	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$1,148,864,329	$—	$—	$1,148,864,329
Exchange-Traded Funds	9,634,665	—	—	9,634,665
Short-Term Investments	11,729,043	595,429	—	12,324,472
Total Investments, at fair value	$1,170,228,037	$595,429	$—	$1,170,823,466
Other Financial Instruments+
Futures	103,674	—	—	103,674
Total Assets	$1,170,331,711	$595,429	$—	$1,170,927,140

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the following futures contracts were outstanding for Voya Russell™ Large Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	20	03/19/21	$3,748,800	$103,674
			$3,748,800	$103,674
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$103,674
Total Asset Derivatives		$103,674

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,535,928
Total	$2,535,928
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$16,891
Total	$16,891
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $329,114,125.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$851,228,771
Gross Unrealized Depreciation	(9,415,756)
Net Unrealized Appreciation	$841,813,015
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.1%
	Communication Services: 12.5%
5,162 (1)	Alphabet, Inc. - Class A	$9,047,128	1.0
5,000 (1)	Alphabet, Inc. - Class C	8,759,400	1.0
547,377	AT&T, Inc.	15,742,562	1.8
347,838	Comcast Corp. - Class A	18,226,711	2.1
42,207	T-Mobile US, Inc.	5,691,614	0.7
318,065	Verizon Communications, Inc.	18,686,319	2.2
138,731	Walt Disney Co.	25,135,282	2.9
55,361 (2)	Other Securities	6,709,610	0.8
		107,998,626	12.5
	Consumer Discretionary: 5.1%
41,229	Home Depot, Inc.	10,951,247	1.3
48,972	McDonald’s Corp.	10,508,412	1.2
38,355	Target Corp.	6,770,808	0.8
217,264	Other Securities	15,996,273	1.8
		44,226,740	5.1
	Consumer Staples: 9.5%
122,554	Coca-Cola Co.	6,720,861	0.8
108,377	Mondelez International, Inc.	6,336,803	0.7
119,439	Philip Morris International, Inc.	9,888,355	1.1
103,446	Procter & Gamble Co.	14,393,477	1.7
106,967	Walmart, Inc.	15,419,293	1.8
414,216	Other Securities	29,760,722	3.4
		82,519,511	9.5
	Energy: 4.6%
147,847	Chevron Corp.	12,485,679	1.4
324,875	Exxon Mobil Corp.	13,391,347	1.6
447,449	Other Securities	13,994,974	1.6
		39,872,000	4.6
	Financials: 21.6%
50,185	American Express Co.	6,067,868	0.7
593,736	Bank of America Corp.	17,996,138	2.1
144,402 (1)	Berkshire Hathaway, Inc. - Class B	33,482,492	3.9
11,296	Blackrock, Inc.	8,150,516	0.9
105,697	Charles Schwab Corp.	5,606,169	0.7
159,825	Citigroup, Inc.	9,854,809	1.1
25,422	Goldman Sachs Group, Inc.	6,704,036	0.8
232,509	JPMorgan Chase & Co.	29,544,919	3.4
102,299	Morgan Stanley	7,010,550	0.8
288,214	Wells Fargo & Co.	8,698,299	1.0
699,594 (2)(3)	Other Securities	53,818,289	6.2
		186,934,085	21.6
	Health Care: 16.2%
81,731	Abbott Laboratories	8,948,727	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
110,701	Bristol-Myers Squibb Co.	$6,866,783	0.8
100,337	CVS Health Corp.	6,853,017	0.8
48,054	Danaher Corp.	10,674,715	1.2
96,381	Gilead Sciences, Inc.	5,615,157	0.7
175,291	Johnson & Johnson	27,587,298	3.2
102,964	Medtronic PLC	12,061,203	1.4
426,866	Pfizer, Inc.	15,712,937	1.8
12,520	Thermo Fisher Scientific, Inc.	5,831,566	0.7
309,000 (2)	Other Securities	39,912,600	4.6
		140,064,003	16.2
	Industrials: 11.4%
40,987	Boeing Co.	8,773,677	1.0
41,557	Caterpillar, Inc.	7,564,205	0.9
21,637	Deere & Co.	5,821,435	0.7
666,969	General Electric Co.	7,203,265	0.8
53,896	Honeywell International, Inc.	11,463,679	1.3
109,415	Raytheon Technologies Corp.	7,824,267	0.9
341,421 (2)	Other Securities	49,687,828	5.8
		98,338,356	11.4
	Information Technology: 9.3%
325,957	Cisco Systems, Inc.	14,586,576	1.7
47,389	Fidelity National Information Services, Inc.	6,703,648	0.8
314,922	Intel Corp.	15,689,414	1.8
68,194	International Business Machines Corp.	8,584,261	1.0
85,343 (1)	Micron Technology, Inc.	6,416,087	0.7
35,371	Texas Instruments, Inc.	5,805,442	0.7
175,909 (2)	Other Securities	22,631,246	2.6
		80,416,674	9.3
	Materials: 3.4%
40,317	Linde PLC	10,623,933	1.2
211,320	Other Securities	18,622,740	2.2
		29,246,673	3.4
	Real Estate: 1.4%
56,486	ProLogis, Inc.	5,629,395	0.7
34,885	Other Securities	6,321,075	0.7
		11,950,470	1.4
	Utilities: 4.1%
150,258	NextEra Energy, Inc.	11,592,405	1.3
334,947	Other Securities	23,999,427	2.8
		35,591,832	4.1
	Total Common Stock (Cost $693,183,945)	857,158,970	99.1

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.0%
4,189	Other Securities	$242,543	0.0
	Total Exchange-Traded Funds (Cost $237,808)	242,543	0.0
	Total Long-Term Investments (Cost $693,421,753)	857,401,513	99.1

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Repurchase Agreements: 0.0%
94,314 (4)	Bank of America Inc.,
Repurchase Agreement
dated 12/31/20, 0.08%, due
01/04/21 (Repurchase
Amount $94,315,
collateralized by various U.S.
Government Agency
Obligations, 1.500%-3.500%,
Market Value plus accrued
interest $96,200, due
02/01/48-01/01/51)
(Cost $94,314)	94,314	0.0
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.2%
1,411,008 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $1,411,008)	$1,411,008	0.2
	Total Short-Term Investments (Cost $1,505,322)	1,505,322	0.2
	Total Investments in Securities (Cost $694,927,075)	$858,906,835	99.3
	Assets in Excess of Other Liabilities	6,395,069	0.7
	Net Assets	$865,301,904	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$857,158,970	$—	$—	$857,158,970
Exchange-Traded Funds	242,543	—	—	242,543
Short-Term Investments	1,411,008	94,314	—	1,505,322
Total Investments, at fair value	$858,812,521	$94,314	$—	$858,906,835
Other Financial Instruments+
Futures	57,855	—	—	57,855
Total Assets	$858,870,376	$94,314	$—	$858,964,690

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the following futures contracts were outstanding for Voya Russell™ Large Cap Value Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	14	03/19/21	$2,624,160	$57,855
			$2,624,160	$57,855
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$57,855
Total Asset Derivatives		$57,855

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$939,538
Total	$939,538
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(184,608)
Total	$(184,608)
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $699,170,902.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$190,535,983
Gross Unrealized Depreciation	(30,742,194)
Net Unrealized Appreciation	$159,793,789
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 100.2%
	Communication Services: 6.7%
45,895 (1)	Match Group, Inc.	$6,938,865	1.0
68,343 (1)	Pinterest, Inc.	4,503,804	0.7
22,328 (1)	Roku, Inc.	7,413,343	1.1
26,837 (1)	Spotify Technology SA	8,444,530	1.2
21,612 (1)	Take-Two Interactive Software, Inc.	4,490,757	0.7
422,197 (2)(3)	Other Securities	14,089,523	2.0
		45,880,822	6.7
	Consumer Discretionary: 10.4%
5,709 (1)	Chipotle Mexican Grill, Inc.	7,916,728	1.1
24,187 (1)	Etsy, Inc.	4,303,109	0.6
23,291 (1)	Lululemon Athletica, Inc.	8,105,967	1.2
14,646 (1)	O’Reilly Automotive, Inc.	6,628,340	1.0
395,162 (2)(3)	Other Securities	45,009,018	6.5
		71,963,162	10.4
	Consumer Staples: 3.5%
50,917	Church & Dwight Co., Inc.	4,441,490	0.6
214,514 (2)(3)	Other Securities	20,001,538	2.9
		24,443,028	3.5
	Energy: 0.4%
55,107 (3)	Other Securities	2,908,218	0.4

	Financials: 3.5%
7,557	MarketAxess Holdings, Inc.	4,311,722	0.6
16,693	MSCI, Inc. - Class A	7,453,925	1.1
136,545 (2)(3)	Other Securities	12,256,156	1.8
		24,021,803	3.5
	Health Care: 21.7%
16,002 (1)	Align Technology, Inc.	8,551,149	1.2
62,373	Cerner Corp.	4,895,033	0.7
17,246 (1)	Idexx Laboratories, Inc.	8,620,758	1.2
24,678	McKesson Corp.	4,291,998	0.6
4,545 (1)	Mettler Toledo International, Inc.	5,179,845	0.8
58,524 (1)	Moderna, Inc.	6,114,002	0.9
29,383	Resmed, Inc.	6,245,650	0.9
25,977 (1)	Seagen, Inc.	4,549,612	0.7
20,603 (1)(4)	Teladoc Health, Inc.	4,119,776	0.6
27,724 (1)	Veeva Systems, Inc.	7,547,859	1.1
15,041	West Pharmaceutical Services, Inc.	4,261,266	0.6
867,259 (2)(3)	Other Securities	85,453,582	12.4
		149,830,530	21.7
	Industrials: 11.6%
16,030	Cintas Corp.	5,665,964	0.8
42,061 (1)	Copart, Inc.	5,352,262	0.8
7,992 (1)	CoStar Group, Inc.	7,386,846	1.0
95,191	Fastenal Co.	4,648,177	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
32,509	Verisk Analytics, Inc.	$6,748,543	1.0
535,754 (2)(3)	Other Securities	50,516,748	7.3
		80,318,540	11.6
	Information Technology: 38.8%
35,485	Amphenol Corp.	4,640,373	0.7
17,562 (1)	ANSYS, Inc.	6,389,056	0.9
56,519 (1)	Cadence Design Systems, Inc.	7,710,887	1.1
14,087 (1)	Coupa Software, Inc.	4,774,225	0.7
22,573 (1)	Crowdstrike Holdings, Inc.	4,781,413	0.7
36,550 (1)	DocuSign, Inc.	8,125,065	1.2
16,902 (1)	FleetCor Technologies, Inc.	4,611,373	0.6
31,825	KLA Corp.	8,239,811	1.2
38,409	Microchip Technology, Inc.	5,304,667	0.8
23,572 (1)	Okta, Inc.	5,993,417	0.8
19,085 (1)	Palo Alto Networks, Inc.	6,782,618	1.0
51,971	Paychex, Inc.	4,842,658	0.7
10,098 (1)	Paycom Software, Inc.	4,566,820	0.6
16,133 (1)	RingCentral, Inc.	6,113,923	0.9
32,592 (1)	Splunk, Inc.	5,537,055	0.8
28,770 (1)	Synopsys, Inc.	7,458,335	1.1
33,900	Teradyne, Inc.	4,064,271	0.6
8,471 (1)	Trade Desk, Inc./The	6,785,271	1.0
23,882 (1)	Twilio, Inc.	8,084,057	1.2
50,076	Xilinx, Inc.	7,099,275	1.0
1,440,951 (2)(3)	Other Securities	146,164,157	21.2
		268,068,727	38.8
	Materials: 2.1%
61,216	Ball Corp.	5,704,107	0.8
129,372 (3)	Other Securities	8,511,338	1.3
		14,215,445	2.1
	Real Estate: 1.4%
52,179	Simon Property Group, Inc.	4,449,825	0.7
84,039 (2)	Other Securities	5,002,813	0.7
		9,452,638	1.4
	Utilities: 0.1%
17,293	Other Securities	649,352	0.1
	Total Common Stock (Cost $385,513,688)	691,752,265	100.2
EXCHANGE-TRADED FUNDS: 0.3%
17,711	Other Securities	1,818,034	0.3
	Total Exchange-Traded Funds (Cost $1,847,044)	1,818,034	0.3
	Total Long-Term Investments (Cost $387,360,732)	693,570,299	100.5

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Repurchase Agreements: 2.3%
2,738,441 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,738,462, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,793,210, due 01/25/21-10/15/62)	$2,738,441	0.4
2,683,357 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,683,395, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,737,066, due 01/31/21-05/15/49)	2,683,357	0.4
1,563,677 (5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,563,687, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,594,951, due 01/15/21-01/01/51)	1,563,677	0.2
1,191,344 (5)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,191,361, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,215,171, due 07/01/22-12/01/50)	1,191,344	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,223,429 (5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,223,446, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,247,916, due 02/18/21-01/15/62)	$1,223,429	0.2
3,676,156 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,676,188, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $3,749,679, due 01/05/21-12/20/50)	3,676,156	0.5
2,717,985 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,718,033, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,779,255, due 07/15/22-02/15/47)	2,717,985	0.4
	Total Repurchase Agreements (Cost $15,794,389)	15,794,389	2.3

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.1%
711,003 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $711,003)	$711,003	0.1
	Total Short-Term Investments (Cost $16,505,392)	16,505,392	2.4
	Total Investments in Securities (Cost $403,866,124)	$710,075,691	102.9
	Liabilities in Excess of Other Assets	(19,780,284)	(2.9)
	Net Assets	$690,295,407	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Security, or a portion of the security, is on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$691,752,265	$—	$—	$691,752,265
Exchange-Traded Funds	1,818,034	—	—	1,818,034
Short-Term Investments	711,003	15,794,389	—	16,505,392
Total Investments, at fair value	$694,281,302	$15,794,389	$—	$710,075,691
Other Financial Instruments+
Futures	54,230	—	—	54,230
Total Assets	$694,335,532	$15,794,389	$—	$710,129,921

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2020 (continued)

The following table provides transactions during the period ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$108,422	$—	$(82,055)	$(26,367)	$—	$500	$(783)	$—
	$108,422	$—	$(82,055)	$(26,367)	$—	$500	$(783)	$—
At December 31, 2020, the following futures contracts were outstanding for Voya Russell™ Mid Cap Growth Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P Mid 400 E-Mini	8	03/19/21	$1,842,800	$54,230
			$1,842,800	$54,230
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$54,230
Total Asset Derivatives		$54,230

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$509,747
Total	$509,747
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(4,495)
Total	$(4,495)
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $404,788,163.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$308,002,673
Gross Unrealized Depreciation	(2,660,915)
Net Unrealized Appreciation	$305,341,758
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Communication Services: 5.0%
33,119 (1)	Match Group, Inc.	$5,007,262	0.4
16,112 (1)	Roku, Inc.	5,349,506	0.4
19,366 (1)	Spotify Technology SA	6,093,705	0.4
115,339 (1)	Twitter, Inc.	6,245,607	0.4
1,273,700 (2)(3)	Other Securities	47,010,151	3.4
		69,706,231	5.0
	Consumer Discretionary: 11.5%
39,623	Aptiv PLC	5,162,481	0.4
4,120 (1)	Chipotle Mexican Grill, Inc.	5,713,245	0.4
576,974	Ford Motor Co.	5,071,601	0.4
40,379	Hilton Worldwide Holdings, Inc.	4,492,568	0.3
16,808 (1)	Lululemon Athletica, Inc.	5,849,688	0.4
10,569 (1)	O’Reilly Automotive, Inc.	4,783,212	0.3
37,583 (1)	Peloton Interactive, Inc.	5,702,093	0.4
1,890,881 (2)(3)	Other Securities	124,210,051	8.9
		160,984,939	11.5
	Consumer Staples: 3.7%
894,316 (2)(3)	Other Securities	52,418,611	3.7

	Energy: 2.6%
1,553,274 (2)(3)	Other Securities	35,927,167	2.6

	Financials: 11.0%
12,046	MSCI, Inc. - Class A	5,378,900	0.4
58,546	Prudential Financial, Inc.	4,570,686	0.3
33,471	T. Rowe Price Group, Inc.	5,067,175	0.4
18,578 (4)	Voya Financial, Inc.	1,092,572	0.1
3,205,663 (2)(3)	Other Securities	137,282,501	9.8
		153,391,834	11.0
	Health Care: 12.8%
45,765	Agilent Technologies, Inc.	5,422,695	0.4
31,468 (1)	Alexion Pharmaceuticals, Inc.	4,916,560	0.4
11,547 (1)	Align Technology, Inc.	6,170,486	0.4
12,445 (1)	Idexx Laboratories, Inc.	6,220,882	0.4
28,127 (1)	IQVIA Holdings, Inc.	5,039,515	0.4
21,203	Resmed, Inc.	4,506,910	0.3
20,006 (1)	Veeva Systems, Inc.	5,446,633	0.4
30,647	Zimmer Biomet Holdings, Inc.	4,722,396	0.3
1,554,902 (2)(3)	Other Securities	136,103,754	9.8
		178,549,831	12.8
	Industrials: 15.0%
128,462	Carrier Global Corp.	4,845,586	0.3
13,056	Cintas Corp.	4,614,774	0.3
5,767 (1)	CoStar Group, Inc.	5,330,323	0.4
21,809	Cummins, Inc.	4,952,824	0.4
58,723	IHS Markit Ltd.	5,275,087	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
107,573	Johnson Controls International plc	$5,011,826	0.4
18,940	Parker Hannifin Corp.	5,159,445	0.4
35,339	Trane Technologies PLC	5,129,809	0.4
7,726 (1)	TransDigm Group, Inc.	4,781,235	0.3
23,459	Verisk Analytics, Inc.	4,869,854	0.3
2,190,022 (2)(3)	Other Securities	159,373,990	11.4
		209,344,753	15.0
	Information Technology: 20.3%
43,181	Amphenol Corp.	5,646,779	0.4
12,673 (1)	ANSYS, Inc.	4,610,437	0.3
40,785 (1)	Cadence Design Systems, Inc.	5,564,298	0.4
22,436 (1)	Crowdstrike Holdings, Inc.	4,752,394	0.3
26,375 (1)	DocuSign, Inc.	5,863,162	0.4
203,410	HP, Inc.	5,001,852	0.4
22,966	KLA Corp.	5,946,127	0.4
98,554 (5)	Marvell Technology Group Ltd.	4,685,257	0.3
36,956	Microchip Technology, Inc.	5,103,993	0.4
13,772 (1)	Palo Alto Networks, Inc.	4,894,431	0.3
22,371 (1)	Synopsys, Inc.	5,799,458	0.4
6,113 (1)(5)	Trade Desk, Inc./The	4,896,513	0.4
20,713 (1)	Twilio, Inc.	7,011,351	0.5
36,135	Xilinx, Inc.	5,122,859	0.4
2,527,076 (2)(3)	Other Securities	208,749,288	15.0
		283,648,199	20.3
	Materials: 5.4%
214,487	Freeport-McMoRan, Inc.	5,580,952	0.4
34,901	PPG Industries, Inc.	5,033,422	0.4
1,211,501 (2)(3)	Other Securities	64,449,407	4.6
		75,063,781	5.4
	Real Estate: 6.9%
2,194,926 (2)(3)	Other Securities	95,958,893	6.9

	Utilities: 5.1%
77,760	Xcel Energy, Inc.	5,184,259	0.4
1,438,133 (2)(3)	Other Securities	65,387,979	4.7
		70,572,238	5.1
	Total Common Stock (Cost $629,069,100)	1,385,566,477	99.3
EXCHANGE-TRADED FUNDS: 0.5%
118,343	iShares Russell Midcap Index Fund	8,112,413	0.5
	Total Exchange-Traded Funds (Cost $8,095,463)	8,112,413	0.5
	Total Long-Term Investments (Cost $637,164,563)	1,393,678,890	99.8

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.4%
	Repurchase Agreements: 6.8%
5,190,091 (6)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $5,190,148, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $5,293,893, due 02/03/21-11/20/70)	$5,190,091	0.4
3,262,341 (6)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $3,262,377, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $3,327,588, due 07/01/24-10/01/50)	3,262,341	0.2
4,407,055 (6)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $4,407,171, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $4,627,408, due 03/01/21-11/20/40)	4,407,055	0.3
15,401,976 (6)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $15,402,094, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $15,710,016, due 01/25/21-10/15/62)	15,401,976	1.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,271,395 (6)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $5,271,435, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $5,376,823, due 01/14/21-01/20/69)	$5,271,395	0.4
9,648,050 (6)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $9,648,187, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $9,841,161, due 01/31/21-05/15/49)	9,648,050	0.7
14,332,950 (6)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $14,333,060, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $14,619,609, due 09/15/21-01/01/51)	14,332,950	1.0
2,126,569 (6)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,126,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,169,101, due 01/04/21-12/01/50)	2,126,569	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
6,022,156 (6)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $6,022,242, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $6,142,599, due 07/01/22-12/01/50)	$6,022,156	0.4
6,881,004 (6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $6,881,102, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $7,018,726, due 02/18/21-01/15/62)	6,881,004	0.5
5,409,835 (6)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,409,912, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $5,520,030, due 02/28/25-05/31/25)	5,409,835	0.4
1,689,119 (6)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $1,689,158, collateralized by various U.S. Government Securities, 0.379%-10.200%, Market Value plus accrued interest $1,763,162, due 05/13/21-11/01/40)	1,689,119	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
15,286,920 (6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $15,287,188, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $15,631,523, due 07/15/22-02/15/47)	$15,286,920	1.1
	Total Repurchase Agreements (Cost $94,929,461)	94,929,461	6.8
Shares		Value	Percentage of Net Assets
	Mutual Funds(6): 0.6%
2,577,015 (6)(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	2,577,015	0.2
2,692,000 (6)(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	2,692,000	0.2
2,460,000 (6)(7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	2,460,000	0.2
	Total Mutual Funds (Cost $7,729,015)	7,729,015	0.6
	Total Short-Term Investments (Cost $102,658,476)	102,658,476	7.4
	Total Investments in Securities (Cost $739,823,039)	$1,496,337,366	107.2
	Liabilities in Excess of Other Assets	(100,840,350)	(7.2)
	Net Assets	$1,395,497,016	100.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Investment in affiliate

(5)
Security, or a portion of the security, is on loan.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$1,385,566,477	$—	$—	$1,385,566,477
Exchange-Traded Funds	8,112,413	—	—	8,112,413
Short-Term Investments	7,729,015	94,929,461	—	102,658,476
Total Investments, at fair value	$1,401,407,905	$94,929,461	$—	$1,496,337,366
Other Financial Instruments+
Futures	63,793	—	—	63,793
Total Assets	$1,401,471,698	$94,929,461	$—	$1,496,401,159

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$1,443,580	$43,913	$(181,743)	$(213,178)	$1,092,572	$12,911	$115,794	$—
	$1,443,580	$43,913	$(181,743)	$(213,178)	$1,092,572	$12,911	$115,794	$—
At December 31, 2020, the following futures contracts were outstanding for Voya Russell™ Mid Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P Mid 400 E-Mini	17	03/19/21	$3,915,950	$63,793
			$3,915,950	$63,793
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$63,793
Total Asset Derivatives		$63,793

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(11,997)
Total	$(11,997)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(34,134)
Total	$(34,134)
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $750,201,108.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$794,264,649
Gross Unrealized Depreciation	(48,064,597)
Net Unrealized Appreciation	$746,200,052
See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Communication Services: 2.3%
1,555,378 (1)(2)	Other Securities	$24,942,197	2.3

	Consumer Discretionary: 12.9%
76,820 (3)	Caesars Entertainment, Inc.	5,705,422	0.5
16,406	Churchill Downs, Inc.	3,195,725	0.3
11,994 (3)	Deckers Outdoor Corp.	3,439,639	0.3
10,826 (3)(4)	Helen of Troy Ltd.	2,405,429	0.2
11,130	Lithia Motors, Inc.	3,257,417	0.3
17,482	Marriott Vacations Worldwide Corp.	2,398,880	0.2
66,717 (3)(4)	Penn National Gaming, Inc.	5,762,347	0.6
6,769 (3)(4)	RH	3,029,263	0.3
28,376 (4)	Texas Roadhouse, Inc.	2,217,868	0.2
14,255 (3)	TopBuild Corp.	2,624,060	0.3
34,594 (3)	YETI Holdings, Inc.	2,368,651	0.2
3,526,949 (1)(2)	Other Securities	103,213,650	9.5
		139,618,351	12.9
	Consumer Staples: 3.2%
59,161 (3)(4)	BJ’s Wholesale Club Holdings, Inc.	2,205,522	0.2
69,510 (3)	Darling Ingredients, Inc.	4,009,337	0.4
16,885 (3)	Freshpet, Inc.	2,397,501	0.2
56,355 (3)	Performance Food Group Co.	2,683,061	0.3
701,700 (1)(2)	Other Securities	23,010,739	2.1
		34,306,160	3.2
	Energy: 2.1%
3,123,263 (1)(2)	Other Securities	22,329,499	2.1

	Financials: 15.1%
29,998	South State Corp.	2,168,855	0.2
42,899 (4)	Stifel Financial Corp.	2,164,684	0.2
7,075,836 (1)(2)	Other Securities	159,200,648	14.7
		163,534,187	15.1
	Health Care: 20.7%
111,239 (3)	Amicus Therapeutics, Inc.	2,568,509	0.2
43,454 (3)(4)	Arrowhead Pharmaceuticals, Inc.	3,334,225	0.3
24,099 (3)	Blueprint Medicines Corp.	2,702,703	0.3
31,688 (3)(4)	Bridgebio Pharma, Inc.	2,253,334	0.2
27,350 (3)(4)	Denali Therapeutics, Inc.	2,290,836	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
31,138 (3)(4)	Fate Therapeutics, Inc.	$2,831,378	0.3
58,496 (3)(4)	Halozyme Therapeutics, Inc.	2,498,364	0.2
32,561 (3)	HealthEquity, Inc.	2,269,827	0.2
12,309 (3)(4)	iRhythm Technologies, Inc.	2,919,818	0.3
13,174 (3)	LHC Group, Inc.	2,810,278	0.3
18,142 (3)	Mirati Therapeutics, Inc.	3,984,709	0.4
32,176 (3)(4)	Natera, Inc.	3,202,156	0.3
45,244 (3)	NeoGenomics, Inc.	2,435,937	0.2
14,623 (3)	Nevro Corp.	2,531,241	0.2
26,576 (3)(4)	Novavax, Inc.	2,963,490	0.3
18,515 (3)	Omnicell, Inc.	2,222,170	0.2
49,254 (3)(4)	TG Therapeutics, Inc.	2,562,193	0.2
26,968 (3)(4)	Ultragenyx Pharmaceutical, Inc.	3,733,180	0.3
8,907,625 (1)(2)	Other Securities	174,595,576	16.1
		224,709,924	20.7
	Industrials: 15.1%
61,493 (3)(5)	API Group Corp.	1,116,098	0.1
161,364 (3)(4)	Plug Power, Inc.	5,471,853	0.5
18,919 (3)(4)	SiteOne Landscape Supply, Inc.	3,001,121	0.3
63,919 (3)(4)	Sunrun, Inc.	4,434,700	0.4
23,180	Tetra Tech, Inc.	2,683,781	0.2
4,146,356 (1)(2)	Other Securities	147,366,460	13.6
		164,074,013	15.1
	Information Technology: 13.9%
15,383 (3)(4)	Appian Corp.	2,493,430	0.2
21,858 (3)(4)	Blackline, Inc.	2,915,420	0.3
44,042 (3)(4)	II-VI, Inc.	3,345,430	0.3
58,475 (3)	Lattice Semiconductor Corp.	2,679,325	0.2
21,631 (3)	Q2 Holdings, Inc.	2,736,970	0.3
18,494 (3)	Silicon Laboratories, Inc.	2,355,026	0.2
13,573 (3)	Varonis Systems, Inc.	2,220,679	0.2
4,175,319 (1)(2)	Other Securities	131,930,823	12.2
		150,677,103	13.9
	Materials: 4.1%
170,454 (4)	Cleveland-Cliffs, Inc.	2,481,810	0.2
30,512 (3)(6)(7)	Ferroglobe PLC	—	—
1,915,953 (1)(2)(8)	Other Securities	42,200,609	3.9
		44,682,419	4.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: 6.1%
16,893	EastGroup Properties, Inc.	$2,332,247	0.2
42,254 (3)	Redfin Corp.	2,899,892	0.3
3,438,008 (1)(2)	Other Securities	60,437,891	5.6
		65,670,030	6.1
	Utilities: 2.9%
44,467 (4)	Brookfield Renewable Corp.	2,591,092	0.2
633,188 (1)(2)	Other Securities	29,093,717	2.7
		31,684,809	2.9
	Total Common Stock (Cost $614,335,824)	1,066,228,692	98.4
RIGHTS: —%
	Communication Services: —%
46,399 (3)(6)(7)	Media General, Inc. - CVR	—	—

	Consumer, Non-cyclical: —%
390 (3)(6)(7)	GTX, Inc. - CVR	—	—

	Health Care: —%
4,590 (3)(6)(7)	Aduro Biotech, Inc. - CVR	—	—
37,288 (3)(4)(6)(7)	Progenics Pharmaceuticals, Inc. - CVR	—	—
		—	—
	Total Rights (Cost $800)	—	—
WARRANTS: 0.0%
	Health Care: 0.0%
154 (2)	Other Securities	2,909	0.0
	Total Warrants (Cost $0)	0.0	2,909
	Total Long-Term Investments (Cost $614,336,624)	1,066,231,601	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 25.6%
	Repurchase Agreements: 22.2%
13,165,591 (9)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $13,165,735, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $13,428,903, due 02/03/21-11/20/70)	$13,165,591	1.2
8,275,511 (9)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $8,275,602, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $8,441,021, due 07/01/24-10/01/50)	8,275,511	0.8
11,178,120 (9)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $11,178,414, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $11,737,026, due 03/01/21-11/20/40)	11,178,120	1.0
39,069,853 (9)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $39,070,153, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $39,851,250, due 01/25/21-10/15/62)	39,069,853	3.6

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
13,371,828 (9)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $13,371,931, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $13,639,265, due 01/14/21-01/20/69)	$13,371,828	1.3
23,607,499 (9)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $23,607,835, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $24,080,016, due 01/31/21-05/15/49)	23,607,499	2.2
32,749,464 (9)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $32,749,715, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $33,404,453, due 01/26/21-01/01/51)	32,749,464	3.0
5,394,421 (9)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $5,394,462, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $5,502,310, due 01/04/21-12/01/50)	5,394,421	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,527,494 (9)	Jefferies LLC, Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $2,527,511, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $2,578,044, due 03/02/21-08/15/29)	$2,527,494	0.2
15,276,271 (9)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $15,276,489, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $15,581,796, due 07/01/22-12/01/50)	15,276,271	1.4
17,454,893 (9)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $17,455,142, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $17,804,249, due 02/18/21-01/15/62)	17,454,893	1.6
13,237,152 (9)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $13,237,341, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $13,506,785, due 02/28/25-05/31/25)	13,237,152	1.2

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
4,284,309 (9)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $4,284,408, collateralized by various U.S. Government Securities, 0.379%-10.200%, Market Value plus accrued interest $4,472,113, due 05/13/21-11/01/40)	$4,284,309	0.4
38,777,993 (9)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $38,778,673, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $39,652,139, due 07/15/22-02/15/47)	38,777,993	3.6
2,433,470 (9)	Stonex Financial Inc., Repurchase Agreement dated 12/31/20, 0.14%, due 01/04/21 (Repurchase Amount $2,433,507, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,482,143, due 06/17/21-11/20/70)	2,433,470	0.2
	Total Repurchase Agreements (Cost $240,803,869)	240,803,869	22.2

Shares		Value	Percentage of Net Assets
	Mutual Funds(9): 3.4%
23,923,052 (9)(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	23,923,052	2.2
6,441,000 (9)(10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	6,441,000	0.6
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(9) (continued)
6,430,000 (9)(10)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	$6,430,000	0.6
	Total Mutual Funds (Cost $36,794,052)	36,794,052	3.4
	Total Short-Term Investments (Cost $277,597,921)	277,597,921	25.6
	Total Investments in Securities (Cost $891,934,545)	$1,343,829,522	124.0
	Liabilities in Excess of Other Assets	(260,199,280)	(24.0)
	Net Assets	$1,083,630,242	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Security, or a portion of the security, is on loan.

(5)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(8)
The grouping contains Level 3 securities.

(9)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$24,942,197	$—	$—	$24,942,197
Consumer Discretionary	139,618,351	—	—	139,618,351
Consumer Staples	34,306,160	—	—	34,306,160
Energy	22,329,499	—	—	22,329,499
Financials	163,534,187	—	—	163,534,187
Health Care	224,709,924	—	—	224,709,924
Industrials	164,074,013	—	—	164,074,013
Information Technology	150,677,103	—	—	150,677,103
Materials	44,673,959	—	8,460	44,682,419
Real Estate	65,670,030	—	—	65,670,030
Utilities	31,684,809	—	—	31,684,809
Total Common Stock	1,066,220,232	—	8,460	1,066,228,692
Rights	—	—	—	—
Warrants	—	2,909	—	2,909
Short-Term Investments	36,794,052	240,803,869	—	277,597,921
Total Investments, at fair value	$1,103,014,284	$240,806,778	$8,460	$1,343,829,522
Other Financial Instruments+
Futures	639,907	—	—	639,907
Total Assets	$1,103,654,191	$240,806,778	$8,460	$1,344,469,429
At December 31, 2020, Voya Russell™ Small Cap Index Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Aduro Biotech, Inc. - CVR	10/6/2020	$—	$—
Ferroglobe PLC	6/26/2018	—	—
GTX, Inc. - CVR	6/10/2019	800	—
Media General, Inc. - CVR	1/18/2017	—	—
Progenics Pharmaceuticals, Inc. - CVR	6/22/2020	—	—
		$800	$—

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following futures contracts were outstanding for Voya Russell™ Small Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	317	03/19/21	$31,300,580	$639,907
			$31,300,580	$639,907
See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$639,907
Total Asset Derivatives		$639,907

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$6,306,980
Total	$6,306,980
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$379,264
Total	$379,264
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $904,930,109.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$481,923,710
Gross Unrealized Depreciation	(42,384,124)
Net Unrealized Appreciation	$439,539,586
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2020

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.0%
	Basic Materials: 0.7%
500,000 (1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	$571,796	0.0
21,085,000	Other Securities	24,906,263	0.7
		25,478,059	0.7
	Communications: 3.1%
2,359,000 (1)	AT&T, Inc., 2.550%, 12/01/2033	2,430,960	0.1
5,086,000 (1)	AT&T, Inc., 3.500%, 09/15/2053	5,086,279	0.1
1,770,000 (1)	AT&T, Inc., 3.550%, 09/15/2055	1,764,082	0.1
208,000 (1)	AT&T, Inc., 3.650%, 09/15/2059	209,037	0.0
1,264,000 (1)	AT&T, Inc., 3.800%, 12/01/2057	1,318,049	0.0
9,500,000	AT&T, Inc., 2.250%-4.650%, 06/01/2027-02/01/2052	10,104,057	0.3
12,559,000	Comcast Corp., 1.950%-6.500%, 02/01/2024-10/15/2048	15,104,152	0.5
1,000,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	1,041,195	0.0
11,871,000	Verizon Communications, Inc., 1.750%-4.862%, 09/21/2028-03/22/2050	14,587,102	0.4
8,450,000	Walt Disney Co/The, 1.750%-4.750%, 08/30/2024-01/13/2051	9,605,748	0.3
36,719,000 (2)	Other Securities	43,463,503	1.3
		104,714,164	3.1
	Consumer, Cyclical: 1.5%
1,750,000	General Motors Co., 5.400%-6.600%, 10/02/2023-04/01/2036	2,147,075	0.1
4,250,000	General Motors Financial Co., Inc., 3.150%-5.250%, 06/30/2022-01/05/2028	4,667,797	0.1
4,850,000	Home Depot, Inc./The, 2.700%-5.875%, 09/14/2027-04/15/2040	6,417,995	0.2
34,051,368 (2)	Other Securities	37,003,188	1.1
		50,236,055	1.5
	Consumer, Non-cyclical: 4.8%
10,750,000	AbbVie, Inc., 2.800%-4.550%, 03/15/2022-11/21/2049	12,504,046	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
5,000,000	Amgen, Inc., 2.250%-4.400%, 08/19/2023-05/01/2045	$5,669,587	0.2
3,500,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	4,569,307	0.1
5,500,000	Anheuser-Busch InBev Worldwide, Inc., 3.500%-8.200%, 06/01/2030-06/01/2050	7,051,184	0.2
6,250,000	Bristol-Myers Squibb Co., 1.125%-5.000%, 08/15/2023-08/15/2045	7,153,384	0.2
8,280,000	CVS Health Corp., 2.700%-5.300%, 12/01/2022-03/25/2048	10,004,453	0.3
5,000,000	Pfizer, Inc., 3.450%-4.300%, 03/15/2029-12/15/2046	6,307,498	0.2
8,800,000	UnitedHealth Group, Inc., 2.000%-4.750%, 12/15/2021-05/15/2060	10,050,937	0.3
89,981,000 (2)	Other Securities	102,554,626	3.0
		165,865,022	4.8
	Energy: 2.3%
5,750,000 (3)	Enterprise Products Operating LLC, 2.850%-4.900%, 04/15/2021-02/15/2052	6,738,556	0.2
3,292,000	Kinder Morgan Energy Partners L.P., 3.500%-6.950%, 03/01/2021-09/01/2044	3,966,884	0.1
2,250,000 (3)	Kinder Morgan, Inc., 2.000%-5.550%, 06/01/2025-02/15/2046	2,584,646	0.1
4,790,000	Shell International Finance BV, 1.750%-4.375%, 09/12/2021-09/12/2046	5,577,732	0.2
50,846,000 (2)	Other Securities	59,021,765	1.7
		77,889,583	2.3
	Financial: 9.5%
22,184,000 (4)	Bank of America Corp., 1.898%-4.450%, 01/23/2022-06/19/2041	24,247,176	0.7
3,500,000 (4)	Bank of New York Mellon Corp./The, 2.600%-3.442%, 02/07/2022-02/07/2028	3,756,545	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,700,000	Bank of New York Mellon Corp., 2.200%-3.000%, 04/15/2021-10/30/2028	$1,818,458	0.1
1,000,000 (1)	BNP Paribas SA, 3.500%, 11/16/2027	1,122,072	0.0
1,000,000 (1)	BPCE SA, 3.250%, 01/11/2028	1,106,544	0.0
15,518,000 (4)	Citigroup, Inc., 2.572%-8.125%, 07/30/2022-05/06/2044	18,029,019	0.5
10,000,000 (1)(3)	CPPIB Capital, Inc., 3.125%, 09/25/2023	10,783,694	0.3
750,000 (1)	Credit Suisse Group AG, 3.574%, 01/09/2023	772,981	0.0
750,000 (1)	Credit Suisse Group AG, 4.282%, 01/09/2028	867,333	0.1
1,000,000 (1)	GE Capital Funding LLC, 4.050%, 05/15/2027	1,144,505	0.0
1,000,000 (1)	GE Capital Funding LLC, 4.550%, 05/15/2032	1,200,418	0.1
5,801,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	6,925,152	0.2
4,080,000 (4)	Goldman Sachs Group, Inc./The, 2.876%-3.850%, 10/31/2022-04/23/2029	4,420,800	0.1
6,250,000	Goldman Sachs Group, Inc., 3.750%-6.750%, 01/24/2022-10/01/2037	8,581,380	0.3
250,000	HSBC USA, Inc., 3.500%, 06/23/2024	274,238	0.0
7,950,000 (4)	HSBC Holdings PLC, 2.633%-6.500%, 03/11/2025-12/31/2199	10,048,433	0.3
16,875,000 (4)	JPMorgan Chase & Co., 1.764%-5.500%, 01/23/2025-11/19/2041	19,541,501	0.6
10,000,000	Kreditanstalt fuer Wiederaufbau, 2.625%, 01/25/2022	10,261,745	0.3
4,000,000 (3)	Kreditanstalt fuer Wiederaufbau, 1.625%-2.125%, 03/15/2021-03/07/2022	4,072,477	0.1
750,000 (1)	Metropolitan Life Global Funding I, 3.450%, 12/18/2026	856,565	0.0
11,550,000 (4)	Morgan Stanley, 3.125%-5.000%, 11/01/2022-01/24/2029	13,058,717	0.4
3,000,000 (1)	Ontario Teachers’ Finance Trust, 0.375%, 09/29/2023	3,003,647	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,000,000 (1)	Ontario Teachers’ Finance Trust, 1.625%, 09/12/2024	$2,084,684	0.1
750,000 (1)	Toronto-Dominion Bank/ The, 2.500%, 01/18/2023	766,975	0.0
500,000 (1)	UBS Group AG, 3.000%, 04/15/2021	503,874	0.0
750,000	Wells Fargo Bank NA, 6.600%, 01/15/2038	1,147,521	0.1
16,483,000 (4)	Wells Fargo & Co., 2.164%-5.606%, 04/01/2021-11/17/2045	18,136,960	0.5
141,301,000 (2)	Other Securities	155,854,400	4.5
		324,387,814	9.5
	Industrial: 2.0%
7,000,000	Boeing Co/The, 2.125%-5.705%, 03/01/2022-05/01/2040	8,159,625	0.2
500,000 (1)	Union Pacific Corp., 2.973%, 09/16/2062	524,238	0.0
52,508,000 (2)	Other Securities	61,705,611	1.8
		70,389,474	2.0
	Technology: 1.9%
11,400,000	Apple, Inc., 1.650%-4.450%, 02/09/ 2022-05/11/2050	12,795,662	0.4
400,000 (1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	442,527	0.0
400,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	488,625	0.0
400,000 (1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	605,147	0.0
7,020,000	International Business Machines Corp., 1.950%-3.450%, 01/27/2022-05/15/2040	7,431,985	0.2
9,250,000	Microsoft Corp., 2.375%-4.200%, 05/01/2023-06/01/2060	10,422,365	0.3
8,080,000	Oracle Corp., 2.500%-5.375%, 07/08/2021-05/15/2045	9,596,188	0.3
21,684,000	Other Securities	24,292,046	0.7
		66,074,545	1.9
	Utilities: 2.2%
500,000	Duke Energy Carolinas LLC, 2.500%, 03/15/2023	521,968	0.0
1,000,000	Duke Energy Florida LLC, 3.800%, 07/15/2028	1,174,781	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,500,000	Duke Energy Corp., 2.450%-4.800%, 10/15/2023-09/01/2046	$2,853,514	0.1
900,000	Duke Energy Progress LLC, 4.150%-4.200%, 12/01/2044-08/15/2045	1,144,530	0.0
1,000,000 (1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	1,157,500	0.0
250,000 (1)	Monongahela Power Co., 5.400%, 12/15/2043	339,041	0.0
6,000,000	Pacific Gas and Electric Co., 2.100%-3.500%, 08/01/2027-08/01/2050	6,021,266	0.2
52,385,697 (2)	Other Securities	63,165,733	1.8
		76,378,333	2.2
	Total Corporate Bonds/Notes (Cost $849,760,130)	961,413,049	28.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
971,514	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,037,769	0.1
532,282	Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/2036	631,216	0.0
	Total Collateralized Mortgage Obligations (Cost $1,566,535)	1,668,985	0.1
MUNICIPAL BONDS: 0.9%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/2039	7,620,627	0.2

	Connecticut: 0.1%
3,735,000	Other Securities	5,224,107	0.1

	New Jersey: 0.3%
3,425,000	New Jersey Turnpike Authority, 7.102%, 01/01/2041	5,599,293	0.2
2,335,000	Other Securities	3,257,208	0.1
		8,856,501	0.3
	New York: 0.1%
3,495,000	Other Securities	4,681,063	0.1

	Washington: 0.2%
3,900,000	Other Securities	5,482,074	0.2
	Total Municipal Bonds (Cost $22,807,023)	31,864,372	0.9
U.S. TREASURY OBLIGATIONS: 38.6%
	U.S. Treasury Bonds: 7.5%
33,738,000	1.375%,11/15/2040	33,308,367	1.0
95,219,000	1.375%,08/15/2050	89,000,009	2.6
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Bonds (continued)
10,659,000	2.250%,08/15/2046	12,146,264	0.3
9,072,000	2.500%,05/15/2046	$10,819,778	0.3
9,022,000	3.000%,11/15/2044	11,658,116	0.3
10,042,000	3.000%,11/15/2045	13,047,147	0.4
13,888,000	3.625%,08/15/2043	19,585,335	0.6
14,092,000	3.625%,02/15/2044	19,925,317	0.6
13,251,000	3.750%,11/15/2043	19,045,207	0.6
7,845,000	3.875%,08/15/2040	11,229,995	0.3
15,184,600	1.250%-6.000%, 02/15/2026-05/15/2050	19,024,823	0.5
		258,790,358	7.5
	U.S. Treasury Notes: 31.1%
169,128,000	0.125%,12/31/2022	169,141,212	4.9
286,471,000	0.125%,12/15/2023	286,124,101	8.4
17,664,000	0.375%,11/30/2025	17,686,080	0.5
156,809,000	0.375%,12/31/2025	156,900,881	4.6
140,896,000	0.625%,11/30/2027	140,829,955	4.1
36,858,300	0.875%,11/15/2030	36,720,081	1.1
47,008,000	1.500%,11/30/2021	47,599,888	1.4
10,000,000	1.500%,02/28/2023	10,294,922	0.3
10,000,000	1.500%,03/31/2023	10,305,078	0.3
10,184,000	1.625%,05/31/2023	10,547,601	0.3
24,847,000	1.625%,02/15/2026	26,429,055	0.8
18,000,000	1.750%,09/30/2022	18,509,766	0.5
17,133,000	2.000%,11/15/2026	18,647,530	0.6
10,105,000	2.125%,06/30/2022	10,408,150	0.3
9,874,000	2.500%,05/15/2024	10,641,935	0.3
11,396,000	2.750%,09/15/2021	11,606,917	0.3
80,008,500	0.125%-2.750%, 01/31/2022-05/15/2029	83,341,967	2.4
		1,065,735,119	31.1
	Total U.S. Treasury Obligations (Cost $1,281,746,606)	1,324,525,477	38.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 24.9%
	Federal Home Loan Mortgage Corporation: 5.0%(5)
18,629,143	3.000%,05/01/2045	19,681,866	0.6
16,729,808	3.500%,04/01/2043	18,304,125	0.5
19,272,956	3.500%,02/01/2044	21,074,687	0.6
19,983,919	3.500%,03/01/2048	21,841,382	0.6
679,442	3.900%, (US0012M + 1.900)%,02/01/2042	690,761	0.0
8,820,388	4.000%,11/01/2045	9,648,466	0.3
73,412,548	3.000%-6.500%, 04/01/2023-07/01/2048	81,238,263	2.4
		172,479,550	5.0
	Federal National Mortgage Association: 0.8% (5)
16,047,251	3.500%,11/01/2051	17,584,922	0.5
8,120,055	3.000%-7.125%, 10/01/2029-09/01/2046	10,618,211	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
		28,203,133	0.8
	Government National Mortgage Association: 5.7%
38,475,000 (6)	2.000%,01/01/2051	$40,231,875	1.2
19,475,000 (6)	3.000%,01/20/2050	20,364,113	0.6
18,730,864	3.000%,08/20/2050	19,697,281	0.6
17,608,507	3.500%,03/20/2047	18,934,052	0.5
9,103,811	3.500%,09/20/2047	9,709,405	0.3
18,869,388	3.500%,02/20/2048	20,290,009	0.6
18,762,754	3.500%,03/20/2048	20,273,677	0.6
41,015,022	3.000%-6.000%, 10/15/2036-01/20/2050	45,138,419	1.3
		194,638,831	5.7
	Other U.S. Agency Obligations: 1.0%
12,500,000	2.390%,11/01/2034	13,937,137	0.4
5,000,000	2.400%,09/21/2026	5,510,063	0.2
6,510,000 (3)	1.875%-7.125%, 08/15/2022-01/15/2038	9,187,388	0.3
3,489,000	Other Securities	3,673,394	0.1
		32,307,982	1.0
	Uniform Mortgage-Backed Securities: 12.4%
14,977,812 (6)	1.500%,02/01/2051	15,113,529	0.4
29,800,000 (6)	2.000%,01/01/2036	31,152,854	0.9
153,140,000 (6)	2.500%,03/12/2050	161,137,776	4.7
15,677,286	3.000%,12/01/2042	17,104,219	0.5
17,196,499	3.000%,12/01/2046	18,143,195	0.5
9,329,790	3.500%,11/01/2042	10,148,832	0.3
8,401,361	4.000%,11/01/2040	9,175,209	0.3
8,224,057	4.000%,02/01/2050	8,794,722	0.3
141,239,757	2.500%-6.500%, 04/01/2021-02/01/2050	154,234,961	4.5
		425,005,297	12.4
	Total U.S. Government Agency Obligations (Cost $816,303,756)	852,634,793	24.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 2.3%
2,000,000 (1)	BAMLL Commercial Mortgage Securities Trust 2015-200P A, 3.218%, 04/14/2033	2,172,116	0.1
3,000,000	Citigroup Commercial Mortgage Trust 2014-GC19 A4, 4.023%, 03/10/2047	3,279,344	0.1
1,000,000 (1)(4)	COMM 2013-CR10 AM, 4.517%, 08/10/2046	1,089,054	0.0
2,000,000 (4)	Ginnie Mae 2011-127 C, 3.500%, 03/16/2047	2,103,563	0.1
3,803,033 (4)	Ginnie Mae 2011-142 B, 3.442%, 02/16/2044	3,879,920	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
538,301 (4)	Ginnie Mae 2011-20 C, 3.562%, 04/16/2041	542,726	0.0
2,687,998 (4)	Ginnie Mae 2011-38 D, 3.668%, 01/16/2051	2,772,735	0.1
55,992 (4)	Ginnie Mae 2011-53 B, 3.906%, 05/16/2051	$57,638	0.0
5,000,000	Ginnie Mae 2014-150 C, 3.400%, 12/16/2049	5,159,858	0.1
3,000,000	Ginnie Mae 2014-50 C, 3.400%, 02/16/2047	3,243,721	0.1
6,379,463	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, 4.166%, 12/15/2046	6,939,099	0.2
3,000,000	JPMDB Commercial Mortgage Securities Trust 2016-C2 A3A, 2.881%, 06/15/2049	3,206,054	0.1
1,750,000	JPMDB Commercial Mortgage Securities Trust 2019-COR6 A4, 3.057%, 11/13/2052	1,975,649	0.1
2,065,000 (1)	Ladder Capital Commercial Mortgage 2013-GCP A2 Mortgage Trust, 3.985%, 02/15/2036	2,335,992	0.1
3,200,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/2048	3,341,935	0.1
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 A4, 3.526%, 12/15/2047	2,195,813	0.1
1,250,000 (4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 B, 4.565%, 04/15/2047	1,348,378	0.0
100,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.563%, 09/15/2047	100,058	0.0
100,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 E, 5.563%, 09/15/2047	99,904	0.0
1,000,000 (1)(4)	MSCG Trust 2015-ALDR A2, 3.462%, 06/07/2035	990,263	0.0
2,350,000	Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/2048	2,610,581	0.1
2,000,000	Wells Fargo Commercial Mortgage Trust 2016-NXS5 A4, 3.370%, 01/15/2059	2,150,671	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
22,910,000	Other Securities	25,313,429	0.7
	Total Commercial Mortgage-Backed Securities (Cost $74,220,809)	76,908,501	2.3
SUPRANATIONAL BONDS: 1.0%
6,506,000 (3)	Asian Development Bank, 1.625%-2.125%, 03/16/2021-03/19/2025	$6,581,065	0.2
12,450,000 (3)	European Investment Bank, 0.625%-4.000%, 02/16/2021-07/25/2025	12,584,981	0.4
8,900,000	Inter-American Development Bank, 0.250%-3.200%, 03/15/ 2021-08/07/2042	9,263,100	0.3
3,964,000	Other Securities	4,135,865	0.1
	Total Supranational Bonds (Cost $31,708,206)	32,565,011	1.0
SOVEREIGN BONDS: 1.6%
4,950,000	Colombia Government International Bond, 4.000%-7.375%, 02/26/2024-09/18/2037	6,102,757	0.2
3,000,000 (1)(3)	Kommunalbanken AS, 2.250%, 01/25/2022	3,065,803	0.1
1,800,000 (1)	Kommunalbanken AS, 2.500%, 01/11/2023	1,880,775	0.0
5,000,000	Mexico Government International Bond, 4.750%, 03/08/2044	5,965,225	0.2
4,000,000	Peruvian Government International Bond, 6.550%, 03/14/2037	6,087,180	0.2
4,000,000	Philippine Government International Bond, 6.375%, 01/15/2032	5,729,039	0.2
24,265,000 (2)	Other Securities	26,293,157	0.7
	Total Sovereign Bonds (Cost $49,818,514)	55,123,936	1.6
ASSET-BACKED SECURITIES: 0.3%
	Automobile Asset-Backed Securities: 0.3%
1,000,000 (1)	Hyundai Auto Lease Securitization Trust 2019-A A4, 3.050%, 12/15/2022	1,015,764	0.0
138,704 (1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	138,978	0.0
350,000 (1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	356,542	0.0
350,000 (1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	358,984	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
600,000 (1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	613,779	0.1
7,061,785	Other Securities	7,320,089	0.2
		9,804,136	0.3
	Credit Card Asset-Backed Securities: 0.0%
1,500,000	Other Securities	$1,559,003	0.0
	Total Asset-Backed Securities (Cost $10,998,851)	11,363,139	0.3
	Total Long-Term Investments (Cost $3,138,930,430)	3,348,067,263	97.7
SHORT-TERM INVESTMENTS: 9.4%
	Commercial Paper: 6.2%
10,000,000	American Electric Power Co., 0.240%, 02/11/2021	9,997,247	0.3
16,700,000	American Electric Power Co., 0.240%, 02/12/2021	16,695,272	0.5
16,000,000	American Honda Finance Corp., 0.320%, 02/22/2021	15,992,509	0.5
10,000,000	American Honda Finance Corp., 0.340%, 03/16/2021	9,993,021	0.3
10,000,000	Barton Capital S.A., 0.210%, 02/08/2021	9,997,736	0.3
6,435,000	Concord Mimutemen Capital Co. LLC, 0.190%, 01/26/2021	6,434,131	0.2
10,000,000	Concord Mimutemen Capital Co. LLC, 0.250%, 03/08/2021	9,995,496	0.3
25,000,000	Consolidated Edison Company, 0.240%, 02/12/2021	24,992,923	0.8
7,670,000	Consolidated Edison Company, 0.260%, 02/26/2021	7,666,891	0.2
20,000,000	Dominion Resources, Inc., 0.190%, 01/21/2021	19,997,784	0.6
4,000,000	Duke Energy Corp., 0.210%, 01/26/2021	3,999,402	0.1
18,000,000	Enbridge (US) Inc., 0.200%, 01/22/2021	17,997,877	0.5
15,000,000	Entergy Corp., 0.310%, 01/26/2021	14,996,739	0.4
7,000,000	Entergy Corp., 0.350%, 03/10/2021	6,995,358	0.2
6,500,000	Entergy Corp., 0.350%, 03/15/2021	6,495,337	0.2
11,000,000	Exelon Corp., 0.190%, 01/20/2021	10,998,857	0.3
5,000,000	National Grid PLC, 0.250%, 02/18/2021	4,998,333	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
15,000,000	Simon Property Group L.P., 0.140%, 01/29/2021	14,998,369	0.4
	Total Commercial Paper (Cost $213,240,373)	213,243,282	6.2

	Repurchase Agreements: 0.4%
2,504,572 (7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,504,591, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,554,663, due 01/25/21-10/15/62)	$2,504,572	0.1
2,444,265 (7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,444,300, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,493,188, due 01/31/21-05/15/49)	2,444,265	0.1
1,089,599 (7)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,089,615, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,111,391, due 07/01/22-12/01/50)	1,089,599	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,118,946 (7)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,118,962, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,141,342, due 02/18/21-01/15/62)	1,118,946	0.0
1,238,435 (7)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,238,453, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $1,263,661, due 02/28/25-05/31/25)	$1,238,435	0.0
3,563,833 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,563,864, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $3,635,110, due 01/05/21-12/20/50)	3,563,833	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,485,863 (7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,485,907, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,541,900, due 07/15/22-02/15/47)	2,485,863	0.1
	Total Repurchase Agreements (Cost $14,445,513)	14,445,513	0.4
Shares		Value	Percentage of Net Assets
	Mutual Funds(7): 2.8%
95,457,362 (7)(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	95,457,362	2.8
459,000 (7)(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	459,000	0.0
459,000 (7)(8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	$459,000	0.0
	Total Mutual Funds (Cost $96,375,362)	96,375,362	2.8
	Total Short-Term Investments (Cost $324,061,248)	324,064,157	9.4
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(7) (continued)
Total Investments in Securities (Cost $3,462,991,678)	$3,672,131,420	107.1
Liabilities in Excess of Other Assets	(243,634,654)	(7.1)
Net Assets	$3,428,496,766	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Security, or a portion of the security, is on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Represents or includes a TBA transaction.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:
US0012M   12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$961,413,049	$—	$961,413,049
Collateralized Mortgage Obligations	—	1,668,985	—	1,668,985
Municipal Bonds	—	31,864,372	—	31,864,372
Sovereign Bonds	—	55,123,936	—	55,123,936
U.S. Government Agency Obligations	—	852,634,793	—	852,634,793
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset-Backed Securities	—	11,363,139	—	11,363,139
Supranational Bonds	—	32,565,011	—	32,565,011
Commercial Mortgage-Backed Securities	—	76,908,501	—	76,908,501
U.S. Treasury Obligations	—	1,324,525,477	—	1,324,525,477
Short-Term Investments	96,375,362	227,688,795	—	324,064,157
Total Investments, at fair value	$96,375,362	$3,575,756,058	$—	$3,672,131,420
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(13,898)	$—	$(13,898)
Futures	(28,915)	—	—	(28,915)
Total Liabilities	$(28,915)	$(13,898)	$—	$(42,813)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following futures contracts were outstanding for Voya U.S. Bond Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Treasury 2-Year Note	(3)	03/31/21	$(662,930)	$(710)
U.S. Treasury 5-Year Note	(95)	03/31/21	(11,985,586)	(28,205)
			$(12,648,516)	$(28,915)
At December 31, 2020, the following centrally cleared credit default swaps were outstanding for Voya U.S. Bond Index Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index, Series 35, Version 1	Sell	1.000	12/20/25	USD35,000,000	$856,380	$(13,898)
					$856,380	$(13,898)

(1)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
Payments received quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Currency Abbreviations
USD – United States Dollar
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Credit contracts	Net Assets — Unrealized depreciation*	$13,898
Interest rate contracts	Net Assets — Unrealized depreciation**	28,915
Total Liability Derivatives		$42,813

*
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Interest Rate Contracts	$139,410	$—	$139,410
Credit Contracts	—	711,547	711,547
Total	$139,410	$711,547	$850,957
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contracts	$—	$138,902	$138,902
Interest Rate Contracts	(20,927)	—	(20,927)
Total	$(20,927)	$138,902	$117,975
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $3,467,357,676.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$209,860,007
Gross Unrealized Depreciation	(4,258,797)
Net Unrealized Appreciation	$205,601,210
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Emerging Markets Index Portfolio
Class I	NII	$0.3963
Class P2	NII	$0.3964
Class S	NII	$0.3716
Voya International Index Portfolio
Class ADV	NII	$0.2159
Class I	NII	$0.2694
Class P2	NII	$0.2694
Class S	NII	$0.2422
Class S2	NII	$0.2169
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	NII	$0.1001
Class I	NII	$0.2839
Class S	NII	$0.2207
All Classes	STCG	$0.0661
All Classes	LTCG	$2.0015
Voya Russell™ Large Cap Index Portfolio
Class ADV	NII	$0.2876
Class I	NII	$0.3864
Class S	NII	$0.3203
Class S2	NII	$0.2898
All Classes	STCG	$0.0639
All Classes	LTCG	$0.8958
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	NII	$0.1223
Class I	NII	$0.2397
Class S	NII	$0.2174
All Classes	STCG	$0.0176
All Classes	LTCG	$0.6318
Portfolio Name	Type	Per Share Amount
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	NII	$0.1108
Class S	NII	$0.0637
Class S2	NII	$—
All Classes	LTCG	$2.3607
Voya Russell™ Mid Cap Index Portfolio
Class ADV	NII	$0.1210
Class I	NII	$0.1847
Class P2	NII	$0.1847
Class S	NII	$0.1457
Class S2	NII	$0.1296
All Classes	STCG	$0.0357
All Classes	LTCG	$1.6618
Voya Russell™ Small Cap Index Portfolio
Class ADV	NII	$0.0774
Class I	NII	$0.1474
Class P2	NII	$0.1474
Class S	NII	$0.1290
Class S2	NII	$0.0860
All Classes	STCG	$0.0697
All Classes	LTCG	$0.7629
Voya U.S. Bond Index Portfolio
Class ADV	NII	$0.2319
Class I	NII	$0.2893
Class P2	NII	$0.3176
Class S	NII	$0.2603
Class S2	NII	$0.2436
All Classes	STCG	$0.0480
All Classes	LTCG	$0.0221

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Russell™ Large Cap Growth Index Portfolio	100.00%
Voya Russell™ Large Cap Index Portfolio	100.00%
Voya Russell™ Large Cap Value Index Portfolio	100.00%
Voya Russell™ Mid Cap Growth Index Portfolio	100.00%
Voya Russell™ Mid Cap Index Portfolio	75.31%
Voya Russell™ Small Cap Index Portfolio	44.63%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Russell™ Large Cap Growth Index Portfolio	$50,949,199
Voya Russell™ Large Cap Index Portfolio	$36,354,256
Voya Russell™ Large Cap Value Index Portfolio	$24,435,186
Voya Russell™ Mid Cap Growth Index Portfolio	$37,098,021
Voya Russell™ Mid Cap Index Portfolio	$173,317,181
Voya Russell™ Small Cap Index Portfolio	$49,377,425
Voya U.S. Bond Index Portfolio	$6,255,768
Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Emerging Markets Index Portfolio	$1,361,401	$0.0242	94.46%
Voya International Index Portfolio	$3,031,033	$0.0147	94.11%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director Chairperson	May 2013 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	133	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	133	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	133	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	133	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	133	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 – Present	Consultant (May 2001 – Present).	133	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	October 2015 – Present	Retired.	133	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 –Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President	March 2020 – Present
Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).

	Chief Investment Risk Officer	March 2020 – Present
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President And Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 19, 2020, the Board of Directors (“Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.
In addition to the Board meeting on November 19, 2020, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, with respect to each Portfolio that seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index over certain time periods.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. The Board also considered the impact of fee waiver and expense reimbursement arrangements in instances where a share class of a Portfolio is operating such that its expense ratio is below the expense limit applicable to that share class. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. The Board also considered the extent to which the Manager currently waives management fees and/or reimburses a Portfolio for other Portfolio-level expenses at different rates for different share classes (“Differential Fee Waiver”), including the basis for the Manager’s determination that any Differential Fee Waiver does not and will not result in any cross-subsidization by one share class of another share class. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The
Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Emerging Markets Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Emerging Markets Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya International Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya International Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and Management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Growth Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Growth Index

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio ; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the
Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Value Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Value Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Mid Cap Growth Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Mid Cap Growth Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Mid Cap Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Mid Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Small Cap Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Small Cap Index Portfolio, the Board considered the difference between the Portfolio’s

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. Bond Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya U.S. Bond Index Portfolio, the Board
considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
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Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Funds’ current Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Funds’ prior Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for the audit of each respective registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $266,989 for the year ended December 31, 2020 and $415,844 for the year ended December 31, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2020 and $0 for the year ended December 31, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG for tax compliance, tax advice, and tax planning were $64,350 for the year ended December 31, 2020 and $93,979 for the year ended December 31, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2020 and $5,206 for the year ended December 31, 2019.

(1) For the year ended December 31, 2020, KPMG billed $0 for Audit Fees.

(2) For the year ended December 31, 2020, KPMG billed $9,615 for Tax Fees.

(3) For the year ended December 31, 2020, KPMG billed $0 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2020 and December 31, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Variable Portfolios, Inc.	$64,350	$99,185
Voya Investments, LLC (2)	$14,804,511	$107,750

(1) For the year ended December 31, 2020, KPMG billed the Registrant $9,615 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the reports to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio (formerly, Voya Global Equity Portfolio), Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio and the Boards of Directors/Trustees of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio and Voya Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio (formerly, Voya Global Equity Portfolio), Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (the “Portfolios”) (each a portfolio of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively (collectively referred to as the “Registrants”)), including the portfolio of investments and summary portfolios of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolios of investments as of December 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolios of investments present fairly, in all material respects, the financial position of the Portfolios at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolios of investments are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolios of investments are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolios of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 24, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio and Voya Index Plus SmallCap Portfolio and the Board of Directors of Voya Variable Portfolios, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio and Voya Index Plus SmallCap Portfolio (the “Portfolios”) (three of the portfolios constituting Voya Variable Portfolios, Inc. (the “Company”)), including the summary portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolios of investments as of December 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolios of investments present fairly, in all material respects, the financial position of the Portfolios (three of the portfolios constituting Voya Variable Portfolios, Inc.) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolio of investments are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolios of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 18, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio and Voya U.S. Bond Index Portfolio and the Board of Directors of Voya Variable Portfolios, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio and Voya U.S. Bond Index Portfolio (the “Portfolios”) (nine of the portfolios constituting Voya Variable Portfolios, Inc. (the “Company”)), including the summary portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolios of investments as of December 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolios of investments present fairly, in all material respects, the financial position of the Portfolios (nine of the portfolios constituting Voya Variable Portfolios, Inc.) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolio of investments are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolios of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 18, 2021

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Argentina: 0.1%
3,722	(1)	Globant SA	$ 809,945	0.1
9,104		Telecom Argentina SA ADR	59,722	0.0
15,316	(1)	YPF SA ADR	71,985	0.0
			941,652	0.1

		Brazil: 3.6%
463,600		Ambev SA	1,396,816	0.2
39,800		Atacadao Distribuicao Comercio e Industria Ltd.	148,574	0.0
21,893	(1)	B2W Cia Digital	318,688	0.0
205,069		B3 SA - Brasil Bolsa Balcao	2,446,994	0.3
124,778		Banco Bradesco SA	581,346	0.1
23,200		Banco BTG Pactual SA	419,853	0.1
83,600		Banco do Brasil S.A.	624,481	0.1
39,700		Banco Santander Brasil SA	342,642	0.0
67,300		BB Seguridade Participacoes SA	383,909	0.1
57,400	(1)	BRF - Brasil Foods SA	243,559	0.0
117,700		CCR SA	305,229	0.0
32,526		Centrais Eletricas Brasileiras SA	229,627	0.0
15,800		Cia Brasileira de Distribuicao	228,291	0.0
33,100		Cia de Saneamento Basico do Estado de Sao Paulo	283,194	0.0
69,900		Cia Siderurgica Nacional S.A.	428,616	0.1
15,900		Cosan SA	231,818	0.0
22,000		CPFL Energia SA	137,865	0.0
19,200		Energisa SA	193,545	0.0
20,150		Engie Brasil Energia SA	170,458	0.0
92,000		Equatorial Energia SA	410,211	0.1
114,700	(2)	Hapvida Participacoes e Investimentos SA	336,976	0.0
37,300		Hypera S.A.	245,952	0.0
104,200		JBS SA	474,639	0.1
70,700		Klabin SA	360,292	0.0
59,789		Localiza Rent a Car SA	793,664	0.1
78,176		Lojas Renner SA	655,305	0.1
292,660		Magazine Luiza SA	1,405,773	0.2
27,200		Multiplan Empreendimentos Imobiliarios SA	123,217	0.0
87,771	(1)	Natura & Co. Holding SA	887,139	0.1
51,700		Notre Dame Intermedica Participacoes SA	779,750	0.1
74,423		Petrobras Distribuidora SA	317,081	0.0
367,898		Petroleo Brasileiro SA	2,043,406	0.3
106,100		Raia Drogasil SA	511,483	0.1
129,800	(1)	Rumo SA	480,796	0.1
29,785		Sul America SA	254,315	0.0
74,544	(1)	Suzano SA	840,131	0.1
44,600		Telefonica Brasil SA	399,272	0.1
83,300		TIM SA/Brazil	234,944	0.0
38,500		Totvs S.A.	212,876	0.0
71,300		Ultrapar Participacoes SA	325,875	0.0
367,074		Vale SA	6,180,090	0.8
128,300	(1)	Via Varejo S/A	399,162	0.1
84,254		Weg S.A.	1,228,562	0.2
			29,016,416	3.6

		Chile: 0.4%
4,444,838		Banco de Chile	453,868	0.1
5,425		Banco de Credito e Inversiones SA	212,953	0.0
6,500,428		Banco Santander Chile	311,984	0.1
142,996		Cencosud SA	254,595	0.0
52,226		Cencosud Shopping SA	83,687	0.0
14,453		Cia Cervecerias Unidas SA	106,735	0.0
831,973		Colbun SA	146,957	0.0
117,152		Empresas CMPC SA	308,338	0.0
38,463		Empresas COPEC SA	390,314	0.1
3,284,667		Enel Americas SA	536,318	0.1
2,766,934		Enel Chile SA	214,968	0.0
75,372		Falabella SA	278,998	0.0
			3,299,715	0.4

		China: 38.0%
24,700		360 Security Technology, Inc. - A Shares	59,328	0.0
123,000	(1),(2)	3SBio, Inc.	112,288	0.0
2,801	(1)	51job, Inc. ADR	196,070	0.0
71,000		AAC Technologies Holdings, Inc.	393,545	0.1
15,800		AECC Aviation Power Co. Ltd. - A Shares	143,611	0.0
114,000		Agile Group Holdings, Ltd.	151,736	0.0
600,000		Agricultural Bank of China Ltd. - A Shares	288,245	0.1
2,563,000		Agricultural Bank of China Ltd. - H Shares	938,678	0.1
27,820		Aier Eye Hospital Group Co. Ltd. - A Shares	318,777	0.1
214,000		Air China Ltd. - H Shares	168,710	0.0
40,000	(2)	AK Medical Holdings Ltd.	69,344	0.0
186,069	(1)	Alibaba Group Holding Ltd. ADR	43,303,838	5.5
390,000	(1)	Alibaba Health Information Technology Ltd.	1,154,408	0.2
1,220,000	(1)	Alibaba Pictures Group Ltd.	151,324	0.0
48,500	(2)	A-Living Smart City Services Co. Ltd - H Shares	215,269	0.0
71,000	(1)	Aluminum Corp. of China Ltd. - A Shares	39,454	0.0
412,000	(1)	Aluminum Corp. of China Ltd. - H Shares	145,049	0.0
6,300		Angel Yeast Co. Ltd. - A Shares	49,227	0.0
33,700		Anhui Conch Cement Co., Ltd. - A Shares	266,391	0.1
113,500		Anhui Conch Cement Co., Ltd. - H Shares	711,312	0.1
13,100		Anhui Gujing Distillery Co. Ltd.	182,463	0.0

See Accompanying Notes to Financial Statements

1

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

2,200		Anhui Gujing Distillery Co. Ltd.	91,584	0.0
4,600		Anhui Kouzi Distillery Co. Ltd.	48,554	0.0
107,000		Anta Sports Products Ltd.	1,697,781	0.2
1,200		Asymchem Laboratories Tianjin Co. Ltd.	54,929	0.0
2,600		Autobio Diagnostics Co. Ltd.	57,684	0.0
5,876		Autohome, Inc. ADR	585,367	0.1
18,100		AVIC Xi'an Aircraft Industry Group Co. Ltd. - A Shares	101,656	0.0
52,500		Avic Capital Co. Ltd. - A Shares	35,177	0.0
28,500		AVIC Electromechanical Systems Co. Ltd.	49,948	0.0
8,000		AVIC Jonhon Optronic Technology Co. Ltd.	95,935	0.0
5,900		AVIC Shenyang Aircraft Co. Ltd. - A Shares	70,520	0.0
258,000		AviChina Industry & Technology Co. Ltd. - H Shares	180,368	0.0
4,400		AVICOPTER PLC	42,234	0.0
26,986	(1)	Baidu, Inc. ADR	5,835,453	0.7
128,700		Bank of Beijing Co. Ltd. - A Shares	95,287	0.0
26,400		Bank of Chengdu Co. Ltd. - A Shares	43,097	0.0
185,400		Bank of China Ltd. - A Shares	90,180	0.0
7,891,000		Bank of China Ltd. - H Shares	2,670,739	0.4
204,000		Bank of Communications Co. Ltd. - A Shares	139,807	0.0
876,000		Bank of Communications Co., Ltd. - H Shares	463,370	0.1
34,800		Bank of Hangzhou Co. Ltd. - A Shares	79,469	0.0
101,270		Bank of Jiangsu Co. Ltd. - A Shares	84,596	0.0
57,157		Bank of Nanjing Co. Ltd. - A Shares	70,640	0.0
41,300		Bank of Ningbo Co. Ltd. - A Shares	223,283	0.0
129,800		Bank of Shanghai Co. Ltd. - A Shares	155,729	0.0
166,500		Baoshan Iron & Steel Co. Ltd. - A Shares	151,607	0.0
5,865	(1),(3)	Baozun, Inc. ADR	201,463	0.0
113,100		BBMG Corp. - A Shares	51,465	0.0
4,435	(1)	BeiGene Ltd. ADR	1,145,960	0.1
190,000		Beijing Capital International Airport Co., Ltd. - H Shares	158,585	0.0
21,100		Beijing Enlight Media Co. Ltd.	39,009	0.0
43,000		Beijing Enterprises Holdings Ltd.	140,427	0.0
526,000		Beijing Enterprises Water Group Ltd.	211,616	0.0
14,400		Beijing Kunlun Tech Co. Ltd. - A Shares	43,973	0.0
10,600		Beijing New Building Materials PLC	65,038	0.0
14,250		Beijing Oriental Yuhong Waterproof Technology Co. Ltd.	84,601	0.0
10,000		Beijing Shiji Information Technology Co. Ltd. - A Shares	47,634	0.0
4,500		Beijing Shunxin Agriculture Co. Ltd.	49,987	0.0
11,300		Beijing Sinnet Technology Co. Ltd.	29,711	0.0
6,480		Beijing Tiantan Biological Products Corp. Ltd.	41,336	0.0
105,400		Beijing-Shanghai High Speed Railway Co. Ltd. - A Shares	91,240	0.0
2,900		Betta Pharmaceuticals Co. Ltd.	47,589	0.0
2,000		BGI Genomics Co. Ltd.	39,278	0.0
11,771	(1),(3)	Bilibili, Inc. ADR	1,009,010	0.1
241,800		BOE Technology Group Co. Ltd. - A Shares	222,269	0.0
316,000		Bosideng International Holdings Ltd.	161,129	0.0
308,000		Brilliance China Automotive Holdings Ltd.	281,163	0.1
10,600		BYD Co. Ltd. - A Shares	315,743	0.1
63,500		Byd Co., Ltd. - H Shares	1,671,844	0.2
70,000	(3)	BYD Electronic International Co. Ltd.	367,240	0.1
12,000		By-health Co. Ltd.	44,358	0.0
22,800		Caitong Securities Co. Ltd. - A Shares	44,101	0.0
7,200	(1),(2)	CanSino Biologics, Inc. - H Shares	163,971	0.0
895,000	(2)	CGN Power Co. Ltd. - H Shares	193,004	0.0
2,900		Changchun High & New Technology Industry Group, Inc.	199,086	0.0
39,800		Changjiang Securities Co. Ltd. - A Shares	51,113	0.0
1,300		Changzhou Xingyu Automotive Lighting Systems Co. Ltd.	39,912	0.0
11,300		Chaozhou Three-Circle Group Co. Ltd. - A Shares	64,467	0.0
5,200		Chengdu Kanghong Pharmaceutical Group Co. Ltd.	38,299	0.0
11,400	(1)	Chifeng Jilong Gold Mining Co. Ltd. - A Shares	31,276	0.0
124,000		China Aoyuan Group Ltd.	120,650	0.0
17,000		China Avionics Systems Co. Ltd.	51,143	0.0
52,000	(1),(2)	China Bohai Bank Co. Ltd. - H Shares	34,007	0.0
855,000		China Cinda Asset Management Co. Ltd. - H Shares	162,232	0.0
875,000		China CITIC Bank Corp. Ltd. - H Shares	371,686	0.1
502,000		China Communications Construction Co., Ltd. - H Shares	217,105	0.0

See Accompanying Notes to Financial Statements

2

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

230,000		China Communications Services Corp., Ltd. - H Shares	101,605	0.0
155,500		China Conch Venture Holdings Ltd.	756,673	0.1
52,700		China Construction Bank Corp. - A Shares	50,628	0.0
9,442,000		China Construction Bank - H Shares	7,121,902	0.9
50,500	(2)	China East Education Holdings Ltd.	121,531	0.0
65,400		China Eastern Airlines Corp. Ltd. - A Shares	46,902	0.0
74,000		China Education Group Holdings Ltd.	142,736	0.0
243,400		China Everbright Bank Co. Ltd. - A Shares	148,615	0.0
288,000		China Everbright Bank Co. Ltd. - H Shares	109,838	0.0
366,000		China Everbright Environment Group Ltd.	206,744	0.0
100,000		China Everbright Ltd.	133,925	0.0
174,000		China Evergrande Group	334,440	0.1
115,000	(2)	China Feihe Ltd.	269,839	0.1
23,660		China Fortune Land Development Co. Ltd. - A Shares	46,801	0.0
419,000		China Galaxy Securities Co. Ltd. - H Shares	262,875	0.0
255,800		China Gas Holdings Ltd.	1,013,659	0.1
33,500		China Gezhouba Group Co. Ltd. - A Shares	33,733	0.0
20,300		China Greatwall Technology Group Co. Ltd.	59,046	0.0
184,000		China Hongqiao Group Ltd.	168,693	0.0
919,000	(2)	China Huarong Asset Management Co. Ltd. - H Shares	102,021	0.0
480,000	(1),(4)	China Huishan Dairy Holdings Co. Ltd.	–	–
129,200	(1),(2)	China International Capital Corp. Ltd. - H Shares	350,293	0.1
540,000		China Jinmao Holdings Group Ltd.	248,730	0.0
25,900		China Jushi Co. Ltd. - A Shares	79,068	0.0
108,000		China Lesso Group Holdings Ltd.	169,219	0.0
21,900		China Life Insurance Co. Ltd. - A Shares	128,564	0.0
712,000		China Life Insurance Co., Ltd. - H Shares	1,567,453	0.2
31,000	(1),(2),(3)	China Literature Ltd. - H Shares	243,707	0.0
323,000		China Longyuan Power Group Corp. Ltd. - H Shares	324,777	0.1
144,000		China Medical System Holdings Ltd.	160,875	0.0
50,000		China Meidong Auto Holdings Ltd.	203,529	0.0
275,000		China Mengniu Dairy Co., Ltd.	1,658,016	0.2
131,700		China Merchants Bank Co. Ltd. - A Shares	885,911	0.1
375,880		China Merchants Bank Co., Ltd. - H Shares	2,377,834	0.3
40,300		China Merchants Energy Shipping Co. Ltd.	34,831	0.0
127,277		China Merchants Port Holdings Co. Ltd.	155,796	0.0
9,700		China Merchants Property Operation & Service Co. Ltd. - A Shares	31,972	0.0
41,570		China Merchants Securities Co. Ltd. - A Shares	148,456	0.0
39,100		China Merchants Shekou Industrial Zone Holdings Co. Ltd. - A Shares	79,397	0.0
190,280		China Minsheng Banking Corp. Ltd. - A Shares	151,348	0.0
595,100		China Minsheng Banking Corp. Ltd. - H Shares	339,236	0.1
609,000		China Mobile Ltd.	3,471,576	0.5
109,000		China Molybdenum Co. Ltd. - A Shares	104,379	0.0
315,000		China Molybdenum Co. Ltd. - H Shares	206,104	0.0
378,000		China National Building Material Co., Ltd. - H Shares	454,995	0.1
46,600		China National Chemical Engineering Co. Ltd. - A Shares	41,858	0.0
4,700		China National Medicines Corp. Ltd. - A Shares	35,446	0.0
95,800		China National Nuclear Power Co. Ltd. - A Shares	72,097	0.0
3,400		China National Software & Service Co. Ltd.	40,999	0.0
21,600	(1)	China Northern Rare Earth Group High-Tech Co. Ltd. - A Shares	43,300	0.0
174,000		China Oilfield Services Ltd. - H Shares	147,489	0.0
370,000		China Overseas Land & Investment Ltd.	803,824	0.1
150,000		China Overseas Property Holdings Ltd.	78,166	0.0
33,403		China Pacific Insurance Group Co. Ltd. - A Shares	196,274	0.0
276,800		China Pacific Insurance Group Co., Ltd. - H Shares	1,082,281	0.2
127,700		China Petroleum & Chemical Corp. - A Shares	78,752	0.0
2,423,600		China Petroleum & Chemical Corp. - H Shares	1,079,327	0.2

See Accompanying Notes to Financial Statements

3

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

489,000		China Power International Development Ltd. - H Shares	104,767	0.0
93,700		China Railway Group Ltd. - A Shares	75,576	0.0
420,000		China Railway Group Ltd. - H Shares	185,348	0.0
144,000		China Resources Beer Holdings Co Ltd.	1,324,197	0.2
246,000		China Resources Cement Holdings Ltd. - H Shares	274,766	0.1
90,000		China Resources Gas Group Ltd.	478,390	0.1
316,444		China Resources Land Ltd.	1,304,031	0.2
153,500	(2)	China Resources Pharmaceutical Group Ltd.	78,932	0.0
174,000		China Resources Power Holdings Co.	187,304	0.0
9,600		China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - A Shares	36,617	0.0
30,270		China Shenhua Energy Co. Ltd. - A Shares	83,463	0.0
346,500		China Shenhua Energy Co., Ltd. - H Shares	653,148	0.1
127,900	(1)	China Shipbuilding Industry Co. Ltd. - A Shares	81,928	0.0
40,100	(1)	China Southern Airlines Co. Ltd. - A Shares	36,632	0.0
178,000	(1),(3)	China Southern Airlines Co., Ltd. - H Shares	106,394	0.0
303,740		China State Construction Engineering Corp. Ltd. - A Shares	230,973	0.0
210,000		China State Construction International Holdings Ltd.	119,898	0.0
158,428		China Taiping Insurance Holdings Co., Ltd.	285,873	0.1
1,282,000		China Telecom Corp., Ltd. - H Shares	353,651	0.1
11,812		China Tourism Group Duty Free Corp. Ltd. A - Shares	511,254	0.1
4,362,000	(2)	China Tower Corp. Ltd. - H Shares	641,831	0.1
272,000		China Traditional Chinese Medicine Holdings Co. Ltd.	134,655	0.0
10,800		China TransInfo Technology Co. Ltd.	31,624	0.0
596,000		China Unicom Hong Kong Ltd.	340,003	0.1
238,200		China United Network Communications Ltd. - A Shares	162,612	0.0
70,500		China Vanke Co. Ltd. - A Shares	309,432	0.1
152,600		China Vanke Co. Ltd. - H Shares	526,807	0.1
141,500		China Yangtze Power Co. Ltd. - A Shares	414,482	0.1
1,344,000	(1)	China Youzan Ltd.	401,388	0.1
112,000	(2)	China Yuhua Education Corp. Ltd.	97,672	0.0
3,300		Chongqing Brewery Co. Ltd.	60,100	0.0
27,500	(1)	Chongqing Changan Automobile Co. Ltd. - A Shares	92,148	0.0
314,000		Chongqing Rural Commercial Bank Co. Ltd. - H Shares	128,070	0.0
10,600		Chongqing Zhifei Biological Products Co. Ltd. - A Shares	239,591	0.0
328,000		CIFI Holdings Group Co. Ltd.	277,950	0.1
544,000		CITIC Ltd.	385,168	0.1
89,100		CITIC Securities Co. Ltd. - A Shares	400,439	0.1
178,500		CITIC Securities Co. Ltd. - H Shares	402,784	0.1
1,758,000		CNOOC Ltd.	1,612,828	0.2
14,200		Contemporary Amperex Technology Co. Ltd. - A Shares	764,319	0.1
23,400	(1)	COSCO SHIPPING Holdings Co. Ltd. - A Shares	43,717	0.0
294,500	(1)	COSCO SHIPPING Holdings Co., Ltd. - H Shares	353,072	0.1
182,000		COSCO Shipping Ports, Ltd.	126,593	0.0
727,133		Country Garden Holdings Co. Ltd.	1,003,643	0.1
144,000		Country Garden Services Holdings Co. Ltd. - H Shares	974,241	0.1
16,800		CSC Financial Co. Ltd.	107,909	0.0
889,360		CSPC Pharmaceutical Group Ltd.	905,493	0.1
186,000	(2)	Dali Foods Group Co. Ltd.	106,310	0.0
94,600		Daqin Railway Co. Ltd. - A Shares	93,473	0.0
2,700		DaShenLin Pharmaceutical Group Co. Ltd. - A Shares	32,364	0.0
21,700		DHC Software Co. Ltd. - A Shares	27,581	0.0
27,500		Dongfang Electric Corp. Ltd. - A Shares	41,983	0.0
262,000		Dongfeng Motor Group Co., Ltd. - H Shares	306,155	0.1
24,100		Dongxing Securities Co. Ltd. - A Shares	49,083	0.0
8,464	(1)	DouYu International Holdings Ltd. ADR	93,612	0.0
58,400		East Money Information Co. Ltd. - A Shares	276,705	0.1
77,800		ENN Energy Holdings Ltd.	1,142,081	0.2
10,845		Eve Energy Co. Ltd.	135,347	0.0
21,100		Everbright Securities Co. Ltd. - A Shares	59,789	0.0
41,200	(1)	Fangda Carbon New Material Co. Ltd.	44,604	0.0
210,000		Far East Horizon Ltd.	216,463	0.0

See Accompanying Notes to Financial Statements

4

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

10,400		Fiberhome Telecommunication Technologies Co. Ltd.	38,350	0.0
35,400		Financial Street Holdings Co. Ltd. - A Shares	34,925	0.0
27,300		First Capital Securities Co. Ltd.	41,514	0.0
100,000		Focus Media Information Technology Co. Ltd. - A Shares	151,099	0.0
16,960		Foshan Haitian Flavouring & Food Co. Ltd. - A Shares	520,762	0.1
249,968		Fosun International Ltd.	392,588	0.1
56,000	(1)	Founder Securities Co. Ltd. - A Shares	88,850	0.0
42,100		Foxconn Industrial Internet Co. Ltd. - A Shares	88,255	0.0
1,200		Fu Jian Anjoy Foods Co. Ltd. - A Shares	35,390	0.0
10,400		Fuyao Glass Industry Group Co. Ltd. - A Shares	76,505	0.0
56,000	(2)	Fuyao Glass Industry Group Co. Ltd. - H Shares	308,240	0.1
7,200		Ganfeng Lithium Co. Ltd.	111,582	0.0
8,727	(1)	GDS Holdings Ltd. ADR	817,196	0.1
583,000		Geely Automobile Holdings Ltd.	1,996,253	0.3
24,600		Gemdale Corp. - A Shares	50,760	0.0
110,000	(1)	Genscript Biotech Corp. - H Shares	160,047	0.0
37,300		GF Securities Co. Ltd. - A Shares	92,905	0.0
133,000		GF Securities Co. Ltd. - H Shares	188,047	0.0
2,900		Gigadevice Semiconductor Beijing, Inc.	87,685	0.0
4,100		Glodon Co. Ltd.	49,427	0.0
18,800		GoerTek, Inc. - A Shares	107,442	0.0
1,012,000	(1),(3)	GOME Retail Holdings Ltd.	121,514	0.0
12,800	(1)	Gotion High-tech Co. Ltd. - A Shares	76,736	0.0
318,000		Great Wall Motor Co. Ltd. - H Shares	1,094,107	0.2
42,600		Greenland Holdings Corp. Ltd. - A Shares	37,954	0.0
62,000		Greentown China Holdings Ltd. - H Shares	90,553	0.0
146,000		Greentown Service Group Co. Ltd.	180,490	0.0
22,600		GRG Banking Equipment Co. Ltd. - A Shares	36,956	0.0
7,562	(1),(3)	GSX Techedu, Inc. ADR	391,031	0.1
9,500		Guangdong Haid Group Co. Ltd.	95,162	0.0
288,000		Guangdong Investment Ltd.	519,174	0.1
1,800		Guangdong Kinlong Hardware Products Co. Ltd. - A Shares	39,668	0.0
74,400	(1)	Guanghui Energy Co. Ltd. - A Shares	32,234	0.0
287,200		Guangzhou Automobile Group Co. Ltd. - H Shares	320,303	0.1
23,700		Guangzhou Baiyun International Airport Co. Ltd.	51,293	0.0
9,300		Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. - A Shares	41,656	0.0
30,600		Guangzhou Haige Communications Group, Inc. Co. - A Shares	50,751	0.0
3,200		Guangzhou Kingmed Diagnostics Group Co. Ltd.	62,736	0.0
152,000		Guangzhou R&F Properties Co., Ltd. - H Shares	195,768	0.0
4,500		Guangzhou Shiyuan Electronic Technology Co. Ltd. - A Shares	79,225	0.0
3,100		Guangzhou Tinci Materials Technology Co. Ltd. - A Shares	49,277	0.0
3,300		Guangzhou Wondfo Biotech Co. Ltd. - A Shares	45,100	0.0
23,900		Guosen Securities Co. Ltd. - A Shares	49,843	0.0
46,600		Guotai Junan Securities Co. Ltd. - A Shares	124,909	0.0
40,040		Guoyuan Securities Co. Ltd. - A Shares	54,894	0.0
78,000	(2)	Haidilao International Holding Ltd.	601,509	0.1
43,400		Haier Smart Home Co. Ltd. - A Shares	194,305	0.0
201,600	(1),(3)	Haier Smart Home Co. Ltd. - H Shares	730,732	0.1
67,000		Haitian International Holdings Ltd.	231,659	0.0
65,300		Haitong Securities Co. Ltd. - A Shares	128,487	0.0
262,000		Haitong Securities Co. Ltd. - H Shares	234,140	0.0
1,908,000	(1),(4),(5)	Hanergy Mobile Energy Holding Group Co Ltd.	–	–
2,800		Hangzhou First Applied Material Co. Ltd. - A Shares	36,635	0.0
59,800		Hangzhou Hikvision Digital Technology Co. Ltd. - A Shares	443,792	0.1
7,400		Hangzhou Robam Appliances Co. Ltd. - A Shares	46,180	0.0
3,100		Hangzhou Tigermed Consulting Co. Ltd. - A Shares	76,546	0.0
7,200	(1),(2)	Hangzhou Tigermed Consulting Co. Ltd. - H Shares	166,977	0.0

See Accompanying Notes to Financial Statements

5

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

116,000	(1),(2)	Hansoh Pharmaceutical Group Co. Ltd.	562,165	0.1
44,000		Hebei Construction Group Corp. Ltd. - H Shares	24,008	0.0
6,000		Hefei Meiya Optoelectronic Technology, Inc.	40,657	0.0
20,600		Henan Shuanghui Investment & Development Co. Ltd. - A Shares	148,049	0.0
64,000		Hengan International Group Co., Ltd.	453,158	0.1
33,320		Hengli Petrochemical Co. Ltd. - A Shares	142,579	0.0
17,800		Hengtong Optic-electric Co. Ltd. - A Shares	38,128	0.0
28,470		Hengyi Petrochemical Co. Ltd. - A Shares	55,770	0.0
95,100	(1)	Hesteel Co. Ltd. - A Shares	32,609	0.0
2,900		Hithink RoyalFlush Information Network Co. Ltd. - A Shares	55,059	0.0
50,000		Hopson Development Holdings Ltd.	127,356	0.0
46,000	(1),(2)	Hua Hong Semiconductor Ltd.	261,886	0.0
27,800		Huaan Securities Co. Ltd. - A Shares	34,006	0.0
10,440		Huadong Medicine Co. Ltd. - A Shares	42,415	0.0
14,330		Hualan Biological Engineering, Inc.	92,649	0.0
380,000		Huaneng Power International, Inc. - H Shares	138,712	0.0
43,100		Huatai Securities Co. Ltd. - A Shares	118,735	0.0
143,800	(2)	Huatai Securities Co. Ltd. - H Shares	226,409	0.0
24,400		Huaxi Securities Co. Ltd. - A Shares	46,585	0.0
79,300		Huaxia Bank Co. Ltd. - A Shares	75,831	0.0
9,800		Huaxin Cement Co. Ltd.	30,981	0.0
20,000		Huayu Automotive Systems Co. Ltd. - A Shares	88,318	0.0
15,775		Huazhu Group Ltd. ADR	710,348	0.1
43,300		Hubei Biocause Pharmaceutical Co. Ltd.	32,275	0.0
5,900		Humanwell Healthcare Group Co. Ltd. - A Shares	30,567	0.0
8,350		Hundsun Technologies, Inc. - A Shares	134,081	0.0
7,460	(1)	Hutchison China MediTech Ltd. ADR	238,869	0.0
7,228	(1),(3)	HUYA, Inc. ADR	144,054	0.0
14,600		Iflytek Co. Ltd. - A Shares	91,342	0.0
391,000		Industrial & Commercial Bank of China Ltd. - A Shares	298,459	0.1
5,921,000		Industrial & Commercial Bank of China - H Shares	3,804,181	0.5
133,400		Industrial Bank Co. Ltd. - A Shares	426,051	0.1
46,400		Industrial Securities Co. Ltd. - A Shares	61,628	0.0
335,300	(1)	Inner Mongolia BaoTou Steel Union Co. Ltd. - A Shares	60,033	0.0
48,400		Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. - A Shares	36,648	0.0
42,800		Inner Mongolia Yili Industrial Group Co. Ltd. - A Shares - XSSC	290,439	0.1
96,000	(1),(2)	Innovent Biologics, Inc.	1,013,771	0.1
9,968		Inspur Electronic Information Industry Co. Ltd.	41,068	0.0
2,000		Intco Medical Technology Co. Ltd. - A Shares	51,424	0.0
27,472	(1)	iQIYI, Inc. ADR	480,211	0.1
5,900	(1)	JA Solar Technology Co. Ltd. - A Shares	36,874	0.0
5,380		Jafron Biomedical Co. Ltd.	55,894	0.0
21,500	(1),(2)	JD Health International, Inc.	415,997	0.1
84,769	(1)	JD.com, Inc. ADR	7,451,195	0.9
114,000		Jiangsu Expressway Co. Ltd. - H Shares	127,509	0.0
8,220		Jiangsu Hengli Hydraulic Co. Ltd.	142,220	0.0
33,848		Jiangsu Hengrui Medicine Co. Ltd. - A Shares	576,681	0.1
7,800		Jiangsu King's Luck Brewery JSC Ltd.	68,490	0.0
22,400		Jiangsu Shagang Co. Ltd. - A Shares	37,634	0.0
9,776		Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - A Shares	353,000	0.1
8,500		Jiangsu Yuyue Medical Equipment & Supply Co. Ltd.	36,678	0.0
26,700		Jiangsu Zhongnan Construction Group Co. Ltd.	36,072	0.0
35,200		Jiangsu Zhongtian Technology Co. Ltd. - A Shares	58,436	0.0
124,000		Jiangxi Copper Co., Ltd. - H Shares	195,192	0.0
13,200		Jiangxi Zhengbang Technology Co. Ltd.	34,427	0.0
36,100		Jinke Properties Group Co. Ltd. - A Shares	39,129	0.0
108,000	(2),(3)	Jinxin Fertility Group Ltd.	219,775	0.0
10,000		Jinyu Bio-Technology Co. Ltd.	31,935	0.0
1,800		JiuGui Liquor Co. Ltd. - A Shares	43,135	0.0
16,200	(1)	Jointown Pharmaceutical Group Co. Ltd.	44,942	0.0

See Accompanying Notes to Financial Statements

6

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

5,200		Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd.	52,996	0.0
5,843		JOYY, Inc. ADR	467,323	0.1
3,800		Juewei Food Co. Ltd.	45,063	0.0
255,000		Kaisa Group Holdings Ltd. - H Shares	126,103	0.0
8,994	(1)	KE Holdings, Inc. ADR	553,491	0.1
67,000		Kingboard Holdings Ltd.	282,687	0.1
111,000		Kingboard Laminates Holdings Ltd.	181,364	0.0
237,000		Kingdee International Software Group Co., Ltd.	967,566	0.1
11,600		Kingfa Sci & Tech Co. Ltd. - A Shares	30,450	0.0
4,751	(1),(3)	Kingsoft Cloud Holdings Ltd. ADR	206,906	0.0
83,000		Kingsoft Corp. Ltd.	536,657	0.1
24,500	(1),(2),(3)	Koolearn Technology Holding Ltd.	88,314	0.0
11,736	(1)	Kuang-Chi Technologies Co. Ltd. - A Shares	39,987	0.0
384,000		Kunlun Energy Co. Ltd.	332,807	0.1
7,500		Kweichow Moutai Co. Ltd. - A Shares (Nth SSE-SEHK)	2,291,990	0.3
122,500		KWG Group Holdings Ltd.	167,369	0.0
133,000		Lee & Man Paper Manufacturing Ltd.	109,134	0.0
706,000		Lenovo Group Ltd.	667,446	0.1
23,900		Lens Technology Co. Ltd. - A Shares	111,791	0.0
12,100		Lepu Medical Technology Beijing Co. Ltd. - A Shares	50,295	0.0
210,000		Li Ning Co. Ltd.	1,445,042	0.2
12,600		Liaoning Cheng Da Co. Ltd. - A Shares	46,921	0.0
36,600		Lingyi iTech Guangdong Co. - A Shres	67,222	0.0
128,000		Logan Group Co. Ltd.	209,687	0.0
8,300		Lomon Billions Group Co. Ltd.	39,056	0.0
175,500	(2)	Longfor Group Holdings Ltd.	1,026,583	0.1
23,800		LONGi Green Energy Technology Co. Ltd. - A Shares	336,031	0.1
16,489	(1),(3)	Lufax Holding Ltd. ADR	234,144	0.0
45,666		Luxshare Precision Industry Co. Ltd. - A Shares	392,468	0.1
201,000	(2)	Luye Pharma Group Ltd. - H Shares	93,499	0.0
9,500		Luzhou Laojiao Co. Ltd. - A Shares	328,675	0.1
10,790		Mango Excellent Media Co. Ltd. - A Shares	119,743	0.0
900		Maxscend Microelectronics Co. Ltd. - A Shares	78,604	0.0
24,480	(1)	Meinian Onehealth Healthcare Holdings Co. Ltd. - A Shares	42,466	0.0
351,800	(1)	Meituan Class B	13,242,968	1.7
84,800		Metallurgical Corp. of China Ltd. - A Shares	35,433	0.0
70,000	(3)	Microport Scientific Corp.	377,875	0.1
68,000		Minth Group Ltd.	359,766	0.1
15,502		Momo, Inc. ADR	216,408	0.0
24,580		Muyuan Foods Co. Ltd. - A Shares	289,872	0.1
17,400		NanJi E-Commerce Co. Ltd.	36,441	0.0
6,760		Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	36,315	0.0
22,800		Nanjing Securities Co. Ltd.	42,761	0.0
25,900		NARI Technology Co. Ltd. - A Shares	105,418	0.0
2,800		NAURA Technology Group Co. Ltd.	77,407	0.0
14,800		NavInfo Co. Ltd.	32,343	0.0
41,255		NetEase, Inc. ADR	3,950,991	0.5
10,700		New China Life Insurance Co. Ltd. - A Shares	94,886	0.0
87,600		New China Life Insurance Co. Ltd. - H Shares	341,704	0.1
25,800		New Hope Liuhe Co. Ltd. - A Shares	88,495	0.0
15,091	(1)	New Oriental Education & Technology Group, Inc. ADR	2,804,059	0.4
172,000		Nine Dragons Paper Holdings Ltd.	244,506	0.0
8,700		Ninestar Corp. - A Shares	35,597	0.0
6,200		Ningbo Tuopu Group Co. Ltd. - A Shares	36,549	0.0
125,907	(1)	NIO, Inc. ADR	6,136,707	0.8
3,119	(1)	Noah Holdings Ltd. ADR	149,119	0.0
12,000		Offcn Education Technology Co. Ltd. - A Shares	64,525	0.0
46,100		Offshore Oil Engineering Co. Ltd.	31,694	0.0
19,100		OFILM Group Co. Ltd. - A Shares	38,504	0.0
1,820		Oppein Home Group, Inc. - A Shares	37,465	0.0
41,500		Orient Securities Co. Ltd./China - A Shares	73,814	0.0
28,200		Oriental Pearl Group Co. Ltd. - A Shares	38,592	0.0
3,200		Ovctek China, Inc.	40,120	0.0
59,200	(1)	Pacific Securities Co. Ltd./The/China	36,933	0.0
930,000		Peoples Insurance Co. Group of China Ltd. - H Shares	295,157	0.1
12,900		Perfect World Co. Ltd./China - A Shares	58,237	0.0
129,400		PetroChina Co. Ltd. - A Shares	82,146	0.0
2,064,000		PetroChina Co., Ltd. - H Shares	639,105	0.1
10,800	(2)	Pharmaron Beijing Co. Ltd. - H Shares	182,593	0.0

See Accompanying Notes to Financial Statements

7

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

657,244		PICC Property & Casualty Co., Ltd. - H Shares	497,215	0.1
37,262	(1)	Pinduoduo, Inc. ADR	6,620,339	0.8
129,400		Ping An Bank Co. Ltd. - A Shares	382,911	0.1
51,300	(1),(2),(3)	Ping An Healthcare and Technology Co. Ltd.	623,050	0.1
73,400		Ping An Insurance Group Co. of China Ltd. - A Shares	976,667	0.1
580,500		Ping An Insurance Group Co. of China Ltd. - H Shares	7,064,463	0.9
82,000		Poly Developments and Holdings Group Co. Ltd. - A Shares	198,098	0.0
12,200	(3)	Poly Property Services Co. Ltd.	96,077	0.0
1,012,000	(2)	Postal Savings Bank of China Co. Ltd. - H Shares	571,841	0.1
82,800		Power Construction Corp. of China Ltd. - A Shares	49,162	0.0
2,200		Proya Cosmetics Co. Ltd. - A Shares	59,969	0.0
30,100		RiseSun Real Estate Development Co. Ltd. - A Shares	30,084	0.0
30,800		Rongsheng Petro Chemical Co. Ltd. - A Shares	130,262	0.0
54,500		SAIC Motor Corp. Ltd. - A Shares	203,933	0.0
24,600		Sanan Optoelectronics Co. Ltd. - A Shares	101,699	0.0
2,000		Sangfor Technologies, Inc.	75,853	0.0
50,300		Sany Heavy Industry Co. Ltd. - A Shares	269,609	0.1
25,100		SDIC Capital Co. Ltd. - A Shares	53,123	0.0
46,400		SDIC Power Holdings Co. Ltd. - A Shares	61,302	0.0
214,000		Seazen Group Ltd.	178,759	0.0
13,600		Seazen Holdings Co. Ltd. - A Shares	72,391	0.0
395,400	(1)	Semiconductor Manufacturing International Corp.	1,108,804	0.2
20,300		SF Holding Co. Ltd. - A Shares	273,908	0.1
900		SG Micro Corp. - A Shares	36,327	0.0
53,300		Shaanxi Coal Industry Co. Ltd. - A Shares	76,213	0.0
20,964		Shandong Gold Mining Co. Ltd. - A Shares	75,839	0.0
41,250	(2)	Shandong Gold Mining Co. Ltd. - H Shares	95,273	0.0
10,700		Shandong Hualu Hengsheng Chemical Co. Ltd.	61,138	0.0
9,300		Shandong Linglong Tyre Co. Ltd. - A Shares	50,101	0.0
7,600		Shandong Sinocera Functional Material Co. Ltd.	52,512	0.0
252,000		Shandong Weigao Group Medical Polymer Co., Ltd. - H Shares	570,129	0.1
2,400		Shanghai Bairun Investment Holding Group Co. Ltd. - A Shares	38,327	0.0
5,300		Shanghai Baosight Software Co. Ltd.	55,977	0.0
88,800		Shanghai Construction Group Co. Ltd. - A Shares	40,899	0.0
54,300	(1)	Shanghai Electric Group Co. Ltd. - A Shares	44,886	0.0
11,200		Shanghai Fosun Pharmaceutical Group Co. Ltd. - A Shares	92,645	0.0
56,500		Shanghai Fosun Pharmaceutical Group Co. Ltd. - H Shares	270,071	0.1
5,900		Shanghai International Airport Co. Ltd. - A Shares	68,316	0.0
51,500		Shanghai International Port Group Co. Ltd. - A Shares	35,998	0.0
118,533	(1)	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - A Shares	92,739	0.0
6,000		Shanghai M&G Stationery, Inc.	81,338	0.0
92,200		Shanghai Pharmaceuticals Holding Co. Ltd. - H Shares	162,210	0.0
207,000		Shanghai Pudong Development Bank Co. Ltd. - A Shares	306,498	0.1
2,200		Shanghai Putailai New Energy Technology Co. Ltd. - A Shares	37,871	0.0
32,400		Shanghai RAAS Blood Products Co. Ltd. - A Shares	36,655	0.0
28,064		Shanghai Yuyuan Tourist Mart Group Co. Ltd.	38,164	0.0
46,100	(1)	Shanxi Meijin Energy Co. Ltd.	47,194	0.0
30,420		Shanxi Securities Co. Ltd. - A Shares	41,638	0.0
5,200		Shanxi Xinghuacun Fen Wine Factory Co. Ltd. - A Shares	298,726	0.1
48,800		Shenergy Co. Ltd. - A Shares	38,950	0.0
12,900		Shengyi Technology Co. Ltd.	55,665	0.0
4,220		Shennan Circuits Co. Ltd.	69,853	0.0
134,800		Shenwan Hongyuan Group Co. Ltd. - A Shares	108,873	0.0
2,300		Shenzhen Capchem Technology Co. Ltd. - A Shares	35,703	0.0
2,400		Shenzhen Goodix Technology Co. Ltd.	57,171	0.0

See Accompanying Notes to Financial Statements

8

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

10,700		Shenzhen Inovance Technology Co. Ltd. - A Shares	152,807	0.0
111,250		Shenzhen International Holdings Ltd.	179,747	0.0
278,000		Shenzhen Investment Ltd.	95,394	0.0
16,900		Shenzhen Kaifa Technology Co. Ltd. - A Shares	49,208	0.0
4,900		Shenzhen Kangtai Biological Products Co. Ltd. - A Shares	130,714	0.0
6,400		Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - A Shares	416,334	0.1
53,200		Shenzhen Overseas Chinese Town Co. Ltd. - A Shares	57,718	0.0
1,800		Shenzhen SC New Energy Technology Corp. - A Shares	40,065	0.0
6,200		Shenzhen Sunway Communication Co. Ltd.	34,071	0.0
82,300		Shenzhou International Group Holdings Ltd.	1,612,936	0.2
9,900		Shijiazhuang Yiling Pharmaceutical Co. Ltd. - A Shares	38,685	0.0
119,500		Shimao Group Holdings Ltd.	380,644	0.1
32,500		Sichuan Chuantou Energy Co. Ltd. - A Shares	49,971	0.0
9,900		Sichuan Kelun Pharmaceutical Co. Ltd. - A Shares	29,431	0.0
4,000		Sichuan Swellfun Co. Ltd.	50,843	0.0
7,000		Silergy Corp.	602,432	0.1
5,992	(1),(3)	Sina Corp.	253,941	0.0
1,033,250		Sino Biopharmaceutical Ltd.	996,457	0.1
16,000		Sinolink Securities Co. Ltd. - A Shares	39,791	0.0
130,400		Sinopharm Group Co. - H Shares	316,328	0.1
73,000		Sinotruk Hong Kong Ltd.	186,993	0.0
1,400		Skshu Paint Co. Ltd. - A Shares	32,438	0.0
40,000	(1),(2)	Smoore International Holdings Ltd.	309,969	0.1
13,640		Songcheng Performance Development Co. Ltd. - A Shares	36,987	0.0
55,000		Southwest Securities Co. Ltd. - A Shares	45,284	0.0
6,800		Spring Airlines Co. Ltd. - A Shares	57,801	0.0
160,000		SSY Group Ltd.	90,789	0.0
187,500		Sun Art Retail Group Ltd.	190,758	0.0
250,000		Sunac China Holdings Ltd.	924,117	0.1
8,300		Sungrow Power Supply Co. Ltd. - A Shares	91,905	0.0
54,900		Suning.com Co. Ltd. - A Shares	64,807	0.0
70,700		Sunny Optical Technology Group Co. Ltd.	1,544,688	0.2
12,200		Sunwoda Electronic Co. Ltd.	57,379	0.0
15,600		Suzhou Dongshan Precision Manufacturing Co. Ltd. - A Shares	62,050	0.0
18,600		Suzhou Gold Mantis Construction Decoration Co. Ltd. - A Shares	26,734	0.0
37,684	(1)	TAL Education Group ADR	2,694,783	0.3
30,500		TBEA Co. Ltd. - A Shares	47,403	0.0
86,300		TCL Technology Group Corp. - A Shares	93,489	0.0
565,500		Tencent Holdings Ltd.	40,689,873	5.1
36,920	(1)	Tencent Music Entertainment Group ADR	710,341	0.1
2,700		Thunder Software Technology Co. Ltd. - A Shares	48,366	0.0
16,600		Tianjin Zhonghuan Semiconductor Co. Ltd.	64,796	0.0
15,600		Tianshui Huatian Technology Co. Ltd. - A Shares	32,524	0.0
196,000		Tingyi Cayman Islands Holding Corp.	335,260	0.1
3,900		Toly Bread Co. Ltd.	35,242	0.0
86,800	(1),(3)	Tongcheng-Elong Holdings Ltd.	168,230	0.0
13,600	(1)	TongFu Microelectronics Co. Ltd. - A Shares	52,547	0.0
18,000		Tonghua Dongbao Pharmaceutical Co. Ltd. - A Shares	36,827	0.0
123,400		Tongling Nonferrous Metals Group Co. Ltd. - A Shares	48,539	0.0
24,800		Tongwei Co. Ltd. - A Shares	145,852	0.0
2,000	(1)	Topchoice Medical Corp. - A Shares	84,670	0.0
121,000	(2)	Topsports International Holdings Ltd.	181,205	0.0
40,200		Transfar Zhilian Co. Ltd. - A Shares	28,999	0.0
92,000		Travelsky Technology Ltd. - H Shares	222,264	0.0
46,805	(1)	Trip.com Group Ltd. ADR	1,578,733	0.2
5,900		Tsingtao Brewery Co. Ltd. - A Shares	89,789	0.0
42,000		Tsingtao Brewery Co., Ltd. - H Shares	440,030	0.1
3,700		Unigroup Guoxin Microelectronics Co. Ltd.	75,685	0.0
127,000		Uni-President China Holdings Ltd.	129,321	0.0
16,800		Unisplendour Corp. Ltd. - A Shares	52,602	0.0

See Accompanying Notes to Financial Statements

9

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

11,200		Universal Scientific Industrial Shanghai Co. Ltd. - A Shares	33,186	0.0
41,000		Vinda International Holdings Ltd.	112,119	0.0
43,769	(1)	Vipshop Holdings Ltd. ADR	1,230,347	0.2
7,900		Walvax Biotechnology Co. Ltd. - A Shares	46,519	0.0
5,500		Wangfujing Group Co. Ltd. - A Shares	27,412	0.0
21,800		Wanhua Chemical Group Co. Ltd. - A Shares	303,758	0.1
481,000		Want Want China Holdings Ltd.	347,755	0.1
5,455	(1),(3)	Weibo Corp. ADR	223,600	0.0
33,300		Weichai Power Co. Ltd. - A Shares	80,480	0.0
198,000		Weichai Power Co. Ltd. - H Shares	398,122	0.1
45,220		Wens Foodstuffs Group Co. Ltd. - A Shares	126,185	0.0
29,000		Western Securities Co. Ltd. - A Shares	44,985	0.0
148,000		Wharf Holdings Ltd.	397,539	0.1
4,800		Will Semiconductor Co. Ltd. Shanghai	169,919	0.0
6,900		Wingtech Technology Co. Ltd. - A Shares	104,605	0.0
13,090		Winning Health Technology Group Co. Ltd.	35,066	0.0
7,990		Wuhan Guide Infrared Co. Ltd. - A Shares	51,108	0.0
11,700		Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. - A Shares	55,923	0.0
23,500		Wuliangye Yibin Co. Ltd. - A Shares	1,049,518	0.1
12,100		WUS Printed Circuit Kunshan Co. Ltd.	34,827	0.0
11,580		WuXi AppTec Co. Ltd. - A Shares	238,448	0.0
29,268	(2)	WuXi AppTec Co. Ltd. - H Shares	574,157	0.1
303,500	(1),(2)	Wuxi Biologics Cayman, Inc.	4,024,818	0.5
5,500		Wuxi Lead Intelligent Equipment Co. Ltd. - A Shares	70,700	0.0
23,000		Wuxi Taiji Industry Co. Ltd. - A Shares	33,256	0.0
43,500		XCMG Construction Machinery Co. Ltd.	35,769	0.0
1,404,600	(1),(2)	Xiaomi Corp. - B Shares	5,969,942	0.8
66,700		Xinhu Zhongbao Co. Ltd. - A Shares	31,625	0.0
20,700		Xinjiang Goldwind Science & Technology Co. Ltd. - A Shares	45,193	0.0
65,252	(3)	Xinjiang Goldwind Science & Technology Co. Ltd. - H Shares	131,489	0.0
404,000		Xinyi Solar Holdings Ltd.	1,059,372	0.1
16,415	(1),(3)	XPeng, Inc. ADR	703,054	0.1
98,000	(2)	Yadea Group Holdings Ltd.	202,518	0.0
11,200		Yantai Jereh Oilfield Services Group Co. Ltd.	60,061	0.0
196,000		Yanzhou Coal Mining Co., Ltd. - H Shares	157,082	0.0
3,700		Yealink Network Technology Corp. Ltd.	41,426	0.0
3,500		Yifeng Pharmacy Chain Co. Ltd. - A Shares	48,327	0.0
47,000		Yihai International Holding Ltd.	697,989	0.1
21,420		Yintai Gold Co. Ltd.	28,252	0.0
60,400		Yonghui Superstores Co. Ltd. - A Shares	66,362	0.0
23,060		Yonyou Network Technology Co. Ltd. - A Shares	154,846	0.0
730,000		Yuexiu Property Co. Ltd. - H Shares	146,882	0.0
39,653		Yum China Holdings, Inc.	2,263,790	0.3
14,560		Yunda Holding Co. Ltd. - A Shares	35,009	0.0
7,900		Yunnan Baiyao Group Co. Ltd. - A Shares	137,301	0.0
4,700		Yunnan Energy New Material Co. Ltd.	102,001	0.0
6,826	(1)	Zai Lab Ltd. ADR	923,831	0.1
3,700		Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - A Shares	151,472	0.0
106,500		Zhaojin Mining Industry Co. Ltd. - H Shares	126,913	0.0
47,380	(1)	Zhejiang Century Huatong Group Co. Ltd. - A Shares	51,567	0.0
12,200		Zhejiang Chint Electrics Co. Ltd. - A Shares	73,124	0.0
19,000		Zhejiang Dahua Technology Co. Ltd. - A Shares	57,816	0.0
3,220		Zhejiang Dingli Machinery Co. Ltd.	49,922	0.0
136,000		Zhejiang Expressway Co., Ltd. - H Shares	114,995	0.0
11,260		Zhejiang Huahai Pharmaceutical Co. Ltd.	58,276	0.0
7,300	(1)	Zhejiang Huayou Cobalt Co. Ltd. - A Shares	88,621	0.0
7,000		Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. - A Shares	32,205	0.0
22,600		Zhejiang Longsheng Group Co. Ltd. - A Shares	47,116	0.0
14,800		Zhejiang NHU Co. Ltd.	76,342	0.0
23,050		Zhejiang Sanhua Intelligent Controls Co. Ltd.	86,924	0.0
4,000		Zhejiang Supor Co. Ltd.	47,761	0.0
4,100		Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	48,071	0.0
167,000		Zhenro Properties Group Ltd.	100,611	0.0
17,400		Zheshang Securities Co. Ltd. - A Shares	40,634	0.0
38,900	(1),(2),(3)	ZhongAn Online P&C Insurance Co. Ltd. - H Shares	181,283	0.0

See Accompanying Notes to Financial Statements

10

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

4,400		Zhongji Innolight Co. Ltd.	34,266	0.0
28,300		Zhongjin Gold Corp. Ltd. - A Shares	38,169	0.0
57,500		Zhongsheng Group Holdings Ltd.	410,741	0.1
56,500		Zhuzhou CRRC Times Electric Co., Ltd. - H Shares	246,884	0.0
123,900		Zijin Mining Group Co. Ltd. - A Shares	176,367	0.0
568,000		Zijin Mining Group Co., Ltd. - H Shares	643,529	0.1
121,400		Zoomlion Heavy Industry Science and Technology Co. Ltd. - H Shares	145,671	0.0
52,000		Zoomlion Heavy Industry Science and Technology Co. Ltd. - A Shares	78,832	0.0
22,000		ZTE Corp. - A Shares	113,269	0.0
77,240	(3)	ZTE Corp. - H Shares	194,540	0.0
40,343		ZTO Express Cayman, Inc. ADR	1,176,402	0.2
			302,044,161	38.0

		Colombia: 0.2%
25,863		Bancolombia SA	264,877	0.0
11,087		BanColombia SA ADR	445,475	0.1
484,287		Ecopetrol SA	318,321	0.0
22,799		Grupo de Inversiones Suramericana SA	168,748	0.0
44,257		Interconexion Electrica SA ESP	333,013	0.1
			1,530,434	0.2

		Czech Republic: 0.1%
16,356		CEZ AS	392,284	0.1
8,354	(1)	Komercni Banka AS	255,427	0.0
56,638	(1),(2)	Moneta Money Bank AS	179,444	0.0
			827,155	0.1

		Egypt: 0.1%
137,698		Commercial International Bank Egypt SAE	520,083	0.1
101,828		Eastern Co. SAE	84,363	0.0
95,517		ElSewedy Electric Co.	59,532	0.0
			663,978	0.1

		Greece: 0.1%
4,349	(1),(4)	FF Group	–	–
23,223		Hellenic Telecommunications Organization SA	373,438	0.1
10,231		Jumbo SA	176,433	0.0
19,149		OPAP S.A.	256,019	0.0
			805,890	0.1

		Hungary: 0.2%
39,692	(1)	MOL Hungarian Oil & Gas PLC	292,634	0.0
22,055	(1)	OTP Bank Nyrt	993,899	0.1
14,263		Richter Gedeon Nyrt	357,938	0.1
			1,644,471	0.2

		India: 9.1%
6,456		ACC Ltd.	143,159	0.0
39,156	(1)	Adani Green Energy Ltd.	565,598	0.1
51,390		Adani Ports & Special Economic Zone, Ltd.	340,892	0.1
71,135		Ambuja Cements Ltd.	242,594	0.0
8,901		Apollo Hospitals Enterprise Ltd.	293,705	0.0
37,292		Asian Paints Ltd.	1,412,558	0.2
29,794		Aurobindo Pharma Ltd.	375,186	0.1
15,715	(1),(2)	Avenue Supermarts Ltd.	595,381	0.1
227,344	(1)	Axis Bank Ltd.	1,935,136	0.3
7,137		Bajaj Auto Ltd.	336,853	0.0
26,760		Bajaj Finance Ltd.	1,942,919	0.3
3,832		Bajaj Finserv Ltd.	467,864	0.1
8,141		Balkrishna Industries Ltd.	183,751	0.0
71,693	(1),(2)	Bandhan Bank Ltd.	395,702	0.1
25,190		Berger Paints India Ltd.	262,352	0.0
24,668		Bharat Forge Ltd.	177,608	0.0
67,177		Bharat Petroleum Corp. Ltd.	350,819	0.1
125,038		Bharti Airtel Ltd.	873,217	0.1
41,069	(1)	Biocon Ltd.	261,486	0.0
9,945		Britannia Industries Ltd.	487,666	0.1
42,613		Cipla Ltd.	478,612	0.1
128,879		Coal India Ltd.	239,570	0.0
9,855		Colgate-Palmolive India Ltd.	211,394	0.0
24,974		Container Corp. Of India Ltd.	136,567	0.0
54,886		Dabur India Ltd.	401,700	0.1
13,174		Divis Laboratories Ltd.	692,850	0.1
64,999		DLF Ltd.	207,298	0.0
11,436		Dr Reddys Laboratories Ltd.	814,214	0.1
13,664		Eicher Motors Ltd.	474,007	0.1
166,693		GAIL India Ltd.	281,889	0.0
40,814		Godrej Consumer Products Ltd.	413,965	0.1
30,555		Grasim Industries Ltd.	388,295	0.1
25,063		Havells India Ltd.	314,569	0.0
108,744		HCL Technologies Ltd.	1,411,378	0.2
5,717	(2)	HDFC Asset Management Co. Ltd.	228,468	0.0
69,533	(1),(2)	HDFC Life Insurance Co., Ltd.	645,474	0.1
11,586		Hero Motocorp Ltd.	493,752	0.1
149,829		Hindalco Industries Ltd.	494,986	0.1
64,101		Hindustan Petroleum Corp. Ltd.	191,294	0.0
83,053		Hindustan Unilever Ltd.	2,726,551	0.3
168,480		Housing Development Finance Corp.	5,902,857	0.7
507,821	(1)	ICICI Bank Ltd.	3,734,204	0.5
20,460	(1),(2)	ICICI Lombard General Insurance Co. Ltd.	426,518	0.1
38,002	(1),(2)	ICICI Prudential Life Insurance Co. Ltd.	259,680	0.0
209,129		Indian Oil Corp. Ltd.	260,612	0.0
26,263		Indraprastha Gas Ltd.	180,526	0.0
31,175		Indus Towers Ltd.	98,364	0.0
6,934		Info Edge India Ltd.	452,321	0.1
342,359		Infosys Ltd.	5,868,986	0.7
10,041	(1),(2)	InterGlobe Aviation Ltd.	237,313	0.0
6,892		Ipca Laboratories Ltd.	206,415	0.0
293,241		ITC Ltd.	839,793	0.1

See Accompanying Notes to Financial Statements

11

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

85,942		JSW Steel Ltd.	456,778	0.1
7,817		Jubilant Foodworks Ltd.	299,181	0.0
54,420	(1)	Kotak Mahindra Bank Ltd.	1,487,335	0.2
65,691		Larsen & Toubro Ltd.	1,160,337	0.2
4,816	(2)	Larsen & Toubro Infotech Ltd.	241,535	0.0
23,385		Lupin Ltd.	312,925	0.0
78,593		Mahindra & Mahindra Ltd.	777,222	0.1
49,890		Marico Ltd.	275,147	0.0
13,209		Maruti Suzuki India Ltd.	1,385,869	0.2
120,515		Motherson Sumi Systems Ltd.	273,452	0.0
170		MRF Ltd.	176,536	0.0
11,793		Muthoot Finance Ltd.	195,481	0.0
3,183		Nestle India Ltd.	802,199	0.1
414,512		NTPC Ltd.	564,404	0.1
261,449		Oil & Natural Gas Corp., Ltd.	333,557	0.0
630		Page Industries Ltd.	238,357	0.0
69,043		Petronet LNG Ltd.	234,126	0.0
8,036		PI Industries Ltd.	241,639	0.0
13,884		Pidilite Industries Ltd.	335,889	0.0
8,796		Piramal Enterprises, Ltd.	172,030	0.0
194,529		Power Grid Corp. of India Ltd.	505,723	0.1
85,760		REC Ltd.	157,346	0.0
282,286		Reliance Industries Ltd.	7,680,701	1.0
39,436	(1),(2)	SBI Life Insurance Co. Ltd.	488,315	0.1
941		Shree Cement Ltd.	309,466	0.0
18,229		Shriram Transport Finance Co. Ltd.	261,373	0.0
7,991		Siemens, Ltd.	172,603	0.0
178,485	(1)	State Bank of India	673,020	0.1
83,578		Sun Pharmaceutical Industries Ltd.	678,566	0.1
92,216		Tata Consultancy Services Ltd.	3,620,874	0.5
57,548		Tata Consumer Products Ltd.	465,716	0.1
173,789	(1)	Tata Motors Ltd.	438,468	0.1
64,834		Tata Steel Ltd.	572,799	0.1
58,298		Tech Mahindra Ltd.	779,182	0.1
33,642		Titan Co., Ltd.	722,713	0.1
5,618		Torrent Pharmaceuticals Ltd.	215,573	0.0
17,542		Trent Ltd.	165,467	0.0
11,286		Ultratech Cement Ltd.	818,267	0.1
29,956	(1)	United Spirits Ltd.	237,405	0.0
50,596		UPL Ltd.	323,505	0.0
190,239		Vedanta Ltd.	421,430	0.1
114,646		Wipro Ltd.	607,272	0.1
1,009,624	(1)	Yes Bank Ltd.	247,885	0.0
87,823		Zee Entertainment Enterprises Ltd.	269,505	0.0
			72,156,041	9.1

		Indonesia: 1.3%
658,400		Ace Hardware Indonesia Tbk PT	80,472	0.0
1,484,900		Adaro Energy Tbk PT	151,327	0.0
1,991,000		Astra International Tbk PT	855,774	0.1
982,000		Bank Central Asia Tbk PT	2,367,140	0.3
1,824,200		Bank Mandiri Persero TBK PT	823,169	0.1
736,100		Bank Negara Indonesia Persero Tbk PT	324,132	0.1
5,513,300		Bank Rakyat Indonesia	1,639,123	0.2
2,861,400	(1)	Barito Pacific Tbk PT	224,252	0.0
737,000		Charoen Pokphand Indonesia Tbk PT	342,752	0.1
49,000	(1)	Gudang Garam Tbk PT	143,028	0.0
271,000		Indah Kiat Pulp and Paper Corp. Tbk PT	201,367	0.0
154,700		Indocement Tunggal Prakarsa Tbk PT	159,503	0.0
224,700		Indofood CBP Sukses Makmur TBK PT	153,195	0.0
427,800		Indofood Sukses Makmur Tbk PT	208,657	0.0
2,067,700		Kalbe Farma Tbk PT	217,845	0.0
765,500	(1)	Merdeka Copper Gold Tbk PT	132,498	0.0
1,059,200		Perusahaan Gas Negara Tbk PT	124,939	0.0
1,585,900		Sarana Menara Nusantara Tbk PT	108,423	0.0
290,400		Semen Indonesia Persero Tbk PT	257,052	0.0
4,823,100		Telkom Indonesia Persero Tbk PT	1,137,118	0.2
741,300		Unilever Indonesia Tbk PT	388,000	0.1
172,300		United Tractors Tbk PT	326,560	0.1
			10,366,326	1.3

		Kuwait: 0.4%
102,385		Agility Public Warehousing Co. KSC	227,891	0.0
92,657		Boubyan Bank KSCP	173,179	0.0
148,315		Gulf Bank KSCP	106,775	0.0
391,892		Kuwait Finance House KSCP	873,306	0.1
48,817		Mabanee Co. KPSC	105,433	0.0
198,310		Mobile Telecommunications Co. KSCP	395,478	0.1
622,980		National Bank of Kuwait SAKP	1,720,261	0.2
			3,602,323	0.4

		Malaysia: 1.5%
167,700		AMMB Holdings Bhd	152,406	0.0
265,600		Axiata Group Bhd	247,173	0.0
602,800		CIMB Group Holdings Bhd	645,394	0.1
389,642		Dialog Group BHD	334,571	0.1
301,400		Digi.Com BHD	310,411	0.1
15,100		Fraser & Neave Holdings Bhd	120,603	0.0
181,600		Gamuda BHD	176,022	0.0
210,400		Genting Bhd	233,696	0.0
300,400		Genting Malaysia BHD	201,400	0.0
32,800		Genting Plantations Bhd	80,396	0.0
59,900		HAP Seng Consolidated Bhd	128,188	0.0
171,100		Hartalega Holdings Bhd	517,877	0.1
63,672		Hong Leong Bank BHD	288,404	0.1
23,092		Hong Leong Financial Group Bhd	103,901	0.0
221,500		IHH Healthcare Bhd	303,273	0.1
238,800		IOI Corp. Bhd	259,470	0.0
127,900		Kossan Rubber Industries	143,793	0.0

See Accompanying Notes to Financial Statements

12

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

41,500		Kuala Lumpur Kepong Bhd	244,452	0.0
375,500		Malayan Banking BHD	790,500	0.1
105,000		Malaysia Airports Holdings Bhd	154,825	0.0
233,800		Maxis Bhd	293,761	0.1
123,700		MISC Bhd	211,603	0.0
6,700		Nestle Malaysia Bhd	231,653	0.0
235,400		Petronas Chemicals Group Bhd	435,979	0.1
29,500		Petronas Dagangan BHD	157,163	0.0
76,000		Petronas Gas BHD	324,843	0.1
61,880		PPB Group Bhd	285,057	0.0
144,900		Press Metal Aluminium Holdings Bhd	302,726	0.1
285,200		Public Bank BHD	1,462,392	0.2
112,200		QL Resources Bhd	161,820	0.0
162,276		RHB Bank Bhd	220,212	0.0
266,000		Sime Darby Bhd	153,104	0.0
200,600		Sime Darby Plantation Bhd	249,343	0.0
148,580	(1)	Supermax Corp. Bhd	223,220	0.0
123,700		Telekom Malaysia BHD	166,582	0.0
219,000		Tenaga Nasional BHD	568,099	0.1
476,700		Top Glove Corp. Bhd	728,358	0.1
81,700		Westports Holdings Bhd	87,494	0.0
			11,700,164	1.5

		Mexico: 1.8%
299,300		Alfa SA de CV	215,381	0.0
3,385,400		America Movil SAB de CV	2,465,109	0.3
42,700		Arca Continental SAB de CV	204,193	0.0
54,100		Becle SAB de CV	136,205	0.0
1,495,521	(1)	Cemex SA de CV	773,331	0.1
49,900		Coca-Cola Femsa SAB de CV	229,822	0.0
302,800		Fibra Uno Administracion SA de CV	342,523	0.1
189,700		Fomento Economico Mexicano SAB de CV	1,438,801	0.2
22,595		Gruma SAB de CV	269,296	0.0
37,945	(1)	Grupo Aeroportuario del Pacifico SA de CV	423,317	0.1
20,900	(1)	Grupo Aeroportuario del Sureste SA de CV	346,371	0.1
157,200		Grupo Bimbo SAB de CV	340,872	0.1
43,600	(1)	Grupo Carso SAB de CV	144,497	0.0
256,877	(1)	Grupo Financiero Banorte	1,415,441	0.2
224,800	(1)	Grupo Financiero Inbursa SA	226,161	0.0
309,500		Grupo Mexico SA de CV Series B	1,312,531	0.2
236,400	(1)	Grupo Televisa S.A.	387,516	0.1
14,420		Industrias Penoles, S.A. de C.V.	245,146	0.0
51,400	(1)	Infraestructura Energetica Nova SAB de CV	201,601	0.0
149,200		Kimberly-Clark de Mexico SA de CV	254,696	0.0
30,800		Megacable Holdings SAB de CV	111,688	0.0
107,250		Orbia Advance Corp. SAB de CV	252,179	0.0
22,525		Promotora y Operadora de Infraestructura SAB de CV	199,719	0.0
8,408		Southern Copper Corp.	547,529	0.1
86,400	(1)	Telesites SAB de CV	93,349	0.0
515,400		Wal-Mart de Mexico SAB de CV	1,447,818	0.2
			14,025,092	1.8

		Pakistan: 0.0%
57,700		Habib Bank Ltd.	47,763	0.0
46,200		MCB Bank Ltd.	53,567	0.0
63,900		Oil & Gas Development Co. Ltd.	41,442	0.0
			142,772	0.0

		Peru: 0.2%
21,514		Cia de Minas Buenaventura SAA ADR	262,255	0.0
6,584		Credicorp Ltd.	1,079,908	0.2
			1,342,163	0.2

		Philippines: 0.7%
195,020		Aboitiz Equity Ventures, Inc.	191,725	0.0
165,500		Aboitiz Power Corp.	91,632	0.0
27,715		Ayala Corp.	476,868	0.1
780,890		Ayala Land, Inc.	665,399	0.1
131,090		Bank of the Philippine Islands	221,839	0.0
193,669		BDO Unibank, Inc.	431,196	0.1
3,515		Globe Telecom, Inc.	148,743	0.0
9,850		GT Capital Holdings, Inc.	120,032	0.0
100,520		International Container Terminal Services, Inc.	258,537	0.0
297,058		JG Summit Holdings, Inc.	443,542	0.1
43,990		Jollibee Foods Corp.	178,969	0.0
24,540		Manila Electric Co.	149,374	0.0
1,227,400		Megaworld Corp.	104,246	0.0
1,483,100		Metro Pacific Investments Corp.	132,392	0.0
191,812		Metropolitan Bank & Trust Co.	195,965	0.0
9,005		PLDT, Inc.	251,440	0.0
107,800		Puregold Price Club, Inc.	92,134	0.0
23,482		SM Investments Corp.	513,213	0.1
969,000		SM Prime Holdings, Inc.	776,978	0.1
87,840		Universal Robina Corp.	278,789	0.1
			5,723,013	0.7

		Poland: 0.7%
24,728	(1),(2)	Allegro.eu SA	560,661	0.1
17,912	(1)	Bank Polska Kasa Opieki SA	294,213	0.0
6,640	(1),(3)	CD Projekt SA	489,636	0.1
27,816		Cyfrowy Polsat SA	226,793	0.0
4,781	(1),(2)	Dino Polska SA	370,784	0.1
13,904	(1)	KGHM Polska Miedz SA	684,919	0.1
129	(1)	LPP SA	287,181	0.0
68,141	(1)	Orange Polska SA	120,791	0.0

See Accompanying Notes to Financial Statements

13

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

81,521	(1)	PGE Polska Grupa Energetyczna SA	142,468	0.0
29,414		Polski Koncern Naftowy Orlen	455,369	0.1
173,796		Polskie Gornictwo Naftowe I Gazownictwo SA	259,512	0.0
85,083	(1)	Powszechna Kasa Oszczednosci Bank Polski SA	656,790	0.1
58,613	(1)	Powszechny Zaklad Ubezpieczen SA	509,217	0.1
3,489	(1)	Santander Bank Polska SA	173,539	0.0
			5,231,873	0.7

		Qatar: 0.7%
199,185		Barwa Real Estate Co.	186,429	0.0
204,361		Commercial Bank PQSC	247,382	0.0
178,086		Industries Qatar QSC	532,229	0.1
363,875		Masraf Al Rayan	453,225	0.1
447,097		Mesaieed Petrochemical Holding Co.	251,683	0.0
84,854		Ooredoo QPSC	175,236	0.0
57,173		Qatar Electricity & Water Co. QSC	280,521	0.1
52,271		Qatar Fuel QSC	268,430	0.0
139,688		Qatar Gas Transport Co. Ltd.	122,022	0.0
79,584		Qatar International Islamic Bank QSC	197,857	0.0
114,179		Qatar Islamic Bank SAQ	537,135	0.1
451,581		Qatar National Bank QPSC	2,212,706	0.3
			5,464,855	0.7

		Romania: 0.0%
40,275		NEPI Rockcastle PLC	256,258	0.0

		Russia: 2.8%
257,750		Alrosa PJSC	344,368	0.0
1,161,838		Gazprom PJSC	3,336,437	0.4
3,538,111		Inter RAO UES PJSC	255,150	0.0
40,522		Lukoil PJSC	2,821,341	0.4
35,568		Magnit PJSC GDR	625,046	0.1
8,492	(1)	Mail.ru Group Ltd. GDR	222,555	0.0
6,244		MMC Norilsk Nickel OJSC	2,001,187	0.3
44,839		Mobile TeleSystems PJSC ADR	401,309	0.0
141,868		Moscow Exchange MICEX-RTS PJ	306,595	0.0
8,922		Novatek PJSC GDR	1,452,927	0.2
124,609		Novolipetskiy Metallurgicheskiy Kombinat PAO	352,617	0.0
14,398		PhosAgro OJSC GDR	196,351	0.0
23,600		Polymetal International PLC	552,884	0.1
3,386		Polyus PJSC	694,852	0.1
111,229		Rosneft Oil Co. PJSC	655,384	0.1
1,069,283		Sberbank of Russia PJSC	3,922,103	0.5
22,340		Severstal PAO	398,889	0.1
674,532		Surgutneftegas PJSC	331,390	0.0
138,335		Tatneft PJSC	963,944	0.1
297,728,149		VTB Bank PJSC	152,830	0.0
2,375		X5 Retail Group N.V. - FIVEL GDR	85,759	0.0
9,764		X5 Retail Group NV - FIVE GDR	364,103	0.1
30,164	(1)	Yandex NV	2,098,811	0.3
			22,536,832	2.8

		Saudi Arabia: 2.4%
4,755		Abdullah Al Othaim Markets Co.	155,711	0.0
11,772		Advanced Petrochemical Co.	210,350	0.0
121,536		Al Rajhi Bank	2,384,329	0.3
100,227	(1)	Alinma Bank	432,174	0.1
24,599		Almarai Co. JSC	360,444	0.1
57,597		Arab National Bank	308,804	0.0
37,692		Bank AlBilad	284,935	0.0
45,802		Bank Al-Jazira	166,729	0.0
57,614		Banque Saudi Fransi	485,559	0.1
6,140	(1)	Bupa Arabia for Cooperative Insurance Co.	199,577	0.0
6,503	(1)	Co for Cooperative Insurance/The	138,137	0.0
56,258	(1)	Dar Al Arkan Real Estate Development Co.	129,569	0.0
40,679	(1)	Emaar Economic City	99,837	0.0
39,021	(1)	Etihad Etisalat Co.	297,944	0.0
5,985		Jarir Marketing Co.	276,628	0.1
45,253	(1)	Mobile Telecommunications Co. Saudi Arabia	164,048	0.0
145,164		National Commercial Bank	1,677,215	0.2
38,402	(1)	National Industrialization Co.	140,133	0.0
23,413	(1)	Rabigh Refining & Petrochemical Co.	86,248	0.0
129,204		Riyad Bank	696,125	0.1
38,940		Sahara International Petrochemical Co.	179,808	0.0
95,170		Samba Financial Group	775,273	0.1
4,265		Saudi Airlines Catering Co.	87,666	0.0
19,788		Saudi Arabian Fertilizer Co.	425,235	0.1
42,334	(1)	Saudi Arabian Mining Co.	457,425	0.1
211,258	(2)	Saudi Arabian Oil Co.	1,971,529	0.3
89,122		Saudi Basic Industries Corp.	2,410,026	0.3
80,108		Saudi British Bank/The	527,503	0.1
7,483		Saudi Cement Co.	122,669	0.0
81,166		Saudi Electricity Co.	461,149	0.1
23,049		Saudi Industrial Investment Group	168,460	0.0
74,728	(1)	Saudi Kayan Petrochemical Co.	285,128	0.0
59,432		Saudi Telecom Co.	1,680,154	0.2
26,170		Savola Group/The	296,628	0.0
25,336		Yanbu National Petrochemical Co.	431,490	0.1
			18,974,639	2.4

		Singapore: 0.0%
20,600	(2)	BOC Aviation Ltd.	178,303	0.0

		South Africa: 3.3%
70,210		Absa Group Ltd.	573,976	0.1

See Accompanying Notes to Financial Statements

14

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

7,534		African Rainbow Minerals Ltd.	134,258	0.0
5,201		Anglo American Platinum Ltd.	511,788	0.1
41,175		AngloGold Ashanti Ltd.	949,020	0.1
38,876	(1)	Aspen Pharmacare Holdings Ltd.	332,415	0.0
32,685		Bid Corp. Ltd.	587,365	0.1
27,908		Bidvest Group Ltd.	298,820	0.0
6,785	(1)	Capitec Bank Holdings Ltd.	663,541	0.1
24,078		Clicks Group Ltd.	414,004	0.1
39,353		Discovery Ltd.	411,407	0.1
25,018		Exxaro Resources Ltd.	236,475	0.0
469,516		FirstRand Ltd.	1,635,987	0.2
87,363		Gold Fields Ltd.	810,999	0.1
335,408		Growthpoint Properties Ltd.	287,322	0.0
52,694	(1)	Harmony Gold Mining Co., Ltd.	251,860	0.0
78,687		Impala Platinum Holdings Ltd.	1,083,058	0.1
6,214		Kumba Iron Ore Ltd.	263,365	0.0
24,508		Mr Price Group Ltd.	284,418	0.0
165,152		MTN Group Ltd.	681,611	0.1
43,694		MultiChoice Group	398,853	0.1
43,028		Naspers Ltd.	8,811,046	1.1
37,162		Nedbank Group Ltd.	328,178	0.0
35,375	(1)	Northam Platinum Ltd.	506,046	0.1
434,971		Old Mutual Ltd.	353,002	0.1
72,362		Rand Merchant Investment Holdings Ltd.	157,823	0.0
14,787		Reinet Investments SCA	277,336	0.0
50,702		Remgro Ltd.	333,063	0.1
172,924		Sanlam Ltd.	690,203	0.1
55,956	(1)	Sasol Ltd.	508,928	0.1
49,480		Shoprite Holdings Ltd.	471,398	0.1
224,144		Sibanye Stillwater Ltd.	903,371	0.1
18,538		Spar Group Ltd.	238,710	0.0
126,452		Standard Bank Group Ltd.	1,095,195	0.1
16,106		Tiger Brands Ltd.	228,169	0.0
62,615		Vodacom Group Pty Ltd.	530,022	0.1
96,004		Woolworths Holdings Ltd./South Africa	258,492	0.0
			26,501,524	3.3

		South Korea: 12.4%
1,789	(1)	Alteogen, Inc.	296,451	0.1
3,149		Amorepacific Corp.	597,936	0.1
2,609		AMOREPACIFIC Group	132,009	0.0
790		BGF retail Co. Ltd.	98,687	0.0
6,976	(1)	Celltrion Healthcare Co. Ltd.	1,048,948	0.1
1,633	(1)	Celltrion Pharm, Inc.	359,266	0.1
9,537	(1)	Celltrion, Inc.	3,156,725	0.4
7,041		Cheil Worldwide, Inc.	133,772	0.0
803		CJ CheilJedang Corp.	282,030	0.0
1,542		CJ Corp.	130,905	0.0
1,068		CJ ENM Co. Ltd.	137,537	0.0
899	(1)	CJ Logistics Corp.	137,129	0.0
2,814		Daelim Industrial Co., Ltd.	215,007	0.0
3,521	(1)	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	89,056	0.0
5,008		DB Insurance Co. Ltd.	201,826	0.0
18,233	(1)	Doosan Heavy Industries and Construction Co. Ltd.	227,600	0.0
5,022		Doosan Bobcat, Inc.	137,505	0.0
2,032		Douzone Bizon Co. Ltd.	194,687	0.0
1,994		E-Mart, Inc.	278,446	0.0
4,887		Fila Holdings Corp.	197,082	0.0
6,077		GS Engineering & Construction Corp.	211,793	0.0
5,201		GS Holdings Corp.	179,951	0.0
2,824		GS Retail Co. Ltd.	89,668	0.0
29,391		Hana Financial Group, Inc.	936,143	0.1
7,179		Hankook Tire & Technology Co. Ltd.	260,815	0.0
679		Hanmi Pharm Co. Ltd.	229,449	0.0
18,303		Hanon Systems Corp.	274,022	0.0
4,284		Hanwha Corp.	111,878	0.0
10,473		Hanwha Solutions Corp.	462,990	0.1
4,534	(1)	HLB, Inc.	386,658	0.1
3,045		Hotel Shilla Co. Ltd.	231,008	0.0
7,576		Hyundai Engineering & Construction Co. Ltd.	261,604	0.0
1,827		Hyundai Glovis Co., Ltd.	310,009	0.1
901		Hyundai Heavy Industries Holdings Co., Ltd.	235,579	0.0
6,033		Hyundai Marine & Fire Insurance Co., Ltd.	126,494	0.0
6,594		Hyundai Mobis Co. Ltd.	1,552,004	0.2
14,937	(1)	Hyundai Motor Co.	2,647,628	0.3
8,680		Hyundai Steel Co.	317,239	0.1
22,716	(1)	Industrial Bank Of Korea	185,240	0.0
5,695	(1)	Kakao Corp.	2,043,483	0.3
10,174		Kangwon Land, Inc.	220,447	0.0
38,826	(1)	KB Financial Group, Inc.	1,542,054	0.2
26,032		Kia Motors Corp.	1,499,880	0.2
2,767	(1)	KMW Co. Ltd.	205,716	0.0
6,977		Korea Aerospace Industries Ltd.	165,950	0.0
24,716	(1)	Korea Electric Power Corp.	623,838	0.1
2,687		Korea Gas Corp.	76,546	0.0
4,140		Korea Investment Holdings Co., Ltd.	301,675	0.1
3,819	(1)	Korea Shipbuilding & Offshore Engineering Co. Ltd.	382,481	0.1
825		Korea Zinc Co., Ltd.	305,513	0.1
8,765	(1)	Korean Air Lines Co. Ltd.	219,999	0.0
11,489	(1)	KT&G Corp.	879,663	0.1
1,878		Kumho Petrochemical Co. Ltd.	251,260	0.0
4,565		LG Chem Ltd.	3,471,303	0.5
9,127		LG Corp.	736,484	0.1
23,192	(1)	LG Display Co., Ltd.	396,423	0.1
10,544	(1)	LG Electronics, Inc.	1,312,957	0.2
931		LG Household & Health Care Ltd.	1,389,541	0.2
1,464		LG Innotek Co. Ltd.	246,597	0.0
21,690		LG Uplus Corp.	234,867	0.0
1,733		Lotte Chemical Corp.	441,261	0.1
2,365		Lotte Corp.	76,936	0.0
1,161		Lotte Shopping Co. Ltd.	109,802	0.0
27,719		Meritz Securities Co. Ltd.	93,717	0.0

See Accompanying Notes to Financial Statements

15

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

29,207		Mirae Asset Daewoo Co., Ltd.	254,320	0.0
12,227		NAVER Corp.	3,296,023	0.4
1,636		NCSoft Corp.	1,404,590	0.2
2,211	(1),(2)	Netmarble Corp.	268,045	0.0
11,268		NH Investment & Securities Co., Ltd.	117,424	0.0
2,412		Orion Corp./Republic of Korea	275,457	0.0
164		Ottogi Corp.	87,209	0.0
26,870	(1)	Pan Ocean Co. Ltd.	124,354	0.0
588	(1)	Pearl Abyss Corp.	140,994	0.0
7,321		POSCO	1,829,368	0.2
2,234	(1)	POSCO Chemical Co., Ltd.	214,508	0.0
1,622		S-1 Corp.	127,004	0.0
1,649	(1),(2)	Samsung Biologics Co. Ltd.	1,255,496	0.2
8,246		Samsung C&T Corp.	1,049,668	0.1
2,611		Samsung Card Co.	78,140	0.0
5,515		Samsung Electro-Mechanics Co. Ltd.	905,692	0.1
469,789		Samsung Electronics Co., Ltd.	35,081,738	4.4
15,569	(1)	Samsung Engineering Co. Ltd.	190,355	0.0
2,997		Samsung Fire & Marine Insurance Co. Ltd.	517,725	0.1
47,105	(1)	Samsung Heavy Industries Co., Ltd.	305,968	0.1
6,596		Samsung Life Insurance Co. Ltd.	481,321	0.1
5,453	(1)	Samsung SDI Co., Ltd.	3,160,274	0.4
3,389		Samsung SDS Co. Ltd.	557,808	0.1
6,339		Samsung Securities Co. Ltd.	236,504	0.0
1,814		Seegene, Inc.	322,831	0.1
2,895	(1)	Shin Poong Pharmaceutical Co. Ltd.	330,513	0.1
43,026	(1)	Shinhan Financial Group Co., Ltd.	1,276,714	0.2
769		Shinsegae, Inc.	169,853	0.0
1,268	(1)	SK Biopharmaceuticals Co. Ltd.	197,667	0.0
743		SK Chemicals Co. Ltd.	269,287	0.0
3,434		SK Holdings Co. Ltd.	761,865	0.1
53,810	(1)	SK Hynix, Inc.	5,877,586	0.8
5,455		SK Innovation Co. Ltd.	956,810	0.1
3,851		SK Telecom Co., Ltd.	846,317	0.1
4,484		S-Oil Corp.	285,881	0.0
4,791	(1)	Coway Co. Ltd.	321,069	0.1
51,636	(1)	Woori Financial Group, Inc.	463,287	0.1
5,176		Yuhan Corp.	358,403	0.1
			98,689,237	12.4

		Taiwan: 12.4%
43,000		Accton Technology Corp.	484,812	0.1
311,462		Acer, Inc.	262,797	0.0
38,659		Advantech Co. Ltd.	482,595	0.1
12,000		Airtac International Group	385,688	0.1
320,243		ASE Industrial Holding Co. Ltd.	928,968	0.1
222,356		Asia Cement Corp.	342,465	0.0
3,000		ASMedia Technology, Inc.	168,078	0.0
69,000		Asustek Computer, Inc.	616,219	0.1
866,000	(1)	AU Optronics Corp.	433,299	0.1
68,000		Catcher Technology Co., Ltd.	500,005	0.1
767,079		Cathay Financial Holding Co., Ltd.	1,155,053	0.2
121,050		Chailease Holding Co. Ltd.	724,547	0.1
497,336		Chang Hwa Commercial Bank Ltd.	317,867	0.0
181,650		Cheng Shin Rubber Industry Co. Ltd.	285,207	0.0
62,816		Chicony Electronics Co. Ltd.	193,047	0.0
1,244,000		China Development Financial Holding Corp.	411,933	0.1
253,044		China Life Insurance Co., Ltd.	200,278	0.0
1,181,535		China Steel Corp.	1,041,616	0.1
376,000		Chunghwa Telecom Co., Ltd.	1,458,636	0.2
433,000		Compal Electronics, Inc.	319,540	0.0
1,705,170		CTBC Financial Holding Co. Ltd.	1,196,811	0.2
193,703		Delta Electronics, Inc.	1,816,536	0.2
1,110,989		E.Sun Financial Holding Co., Ltd.	1,011,199	0.1
18,386		Eclat Textile Co. Ltd.	276,932	0.0
237,142	(1)	Evergreen Marine Corp. Taiwan Ltd.	344,322	0.0
283,685		Far Eastern New Century Corp.	292,788	0.0
156,000		Far EasTone Telecommunications Co., Ltd.	340,097	0.0
38,891		Feng TAY Enterprise Co., Ltd.	276,655	0.0
1,012,101		First Financial Holding Co., Ltd.	770,176	0.1
337,600		Formosa Chemicals & Fibre Co.	1,018,659	0.1
108,000		Formosa Petrochemical Corp.	384,112	0.1
372,600		Formosa Plastics Corp.	1,279,781	0.2
91,849		Foxconn Technology Co., Ltd.	174,971	0.0
639,000		Fubon Financial Holding Co., Ltd.	1,064,161	0.1
31,000		Giant Manufacturing Co., Ltd.	303,759	0.0
21,000		Globalwafers Co. Ltd.	530,498	0.1
74,630		Highwealth Construction Corp.	121,848	0.0
26,312		Hiwin Technologies Corp.	361,225	0.1
1,236,170		HON HAI Precision Industry Co., Ltd.	4,053,334	0.5
29,000		Hotai Motor Co. Ltd.	665,502	0.1
815,421		Hua Nan Financial Holdings Co. Ltd.	530,077	0.1
823,439		Innolux Corp.	414,416	0.1
266,000		Inventec Co., Ltd.	227,535	0.0
10,000		Largan Precision Co. Ltd.	1,139,621	0.1
215,538		Lite-On Technology Corp.	382,414	0.1
149,820		MediaTek, Inc.	3,995,292	0.5
1,083,826		Mega Financial Holdings Co., Ltd.	1,150,358	0.2
70,000		Micro-Star International Co., Ltd.	330,875	0.0
499,890		Nan Ya Plastics Corp.	1,280,668	0.2

See Accompanying Notes to Financial Statements

16

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

120,000		Nanya Technology Corp.	372,036	0.1
16,000		Nien Made Enterprise Co. Ltd.	186,040	0.0
57,000		Novatek Microelectronics Corp., Ltd.	750,023	0.1
19,000	(1)	Oneness Biotech Co. Ltd.	163,212	0.0
193,000		Pegatron Corp.	463,351	0.1
15,000		Phison Electronics Corp.	177,960	0.0
219,000		Pou Chen Corp.	244,998	0.0
71,000		Powertech Technology, Inc.	240,509	0.0
56,000		President Chain Store Corp.	531,444	0.1
280,000		Quanta Computer, Inc.	807,918	0.1
47,760		Realtek Semiconductor Corp.	665,365	0.1
81,228		Ruentex Development Co. Ltd.	118,314	0.0
322,349		Shanghai Commercial & Savings Bank Ltd./The	472,198	0.1
1,062,189		Shin Kong Financial Holding Co., Ltd.	334,042	0.0
1,042,454		SinoPac Financial Holdings Co., Ltd.	425,234	0.1
37,914		Standard Foods Corp.	82,758	0.0
137,800		Synnex Technology International Corp.	230,883	0.0
959,816		Taishin Financial Holdings Co., Ltd.	453,337	0.1
593,111		Taiwan Business Bank	205,671	0.0
472,119		Taiwan Cement Corp.	726,871	0.1
932,939		Taiwan Cooperative Financial Holding Co. Ltd.	676,456	0.1
171,000		Taiwan High Speed Rail Corp.	193,256	0.0
158,000		Taiwan Mobile Co., Ltd.	556,147	0.1
2,424,000		Taiwan Semiconductor Manufacturing Co., Ltd.	45,855,954	5.8
109,000		Unimicron Technology Corp.	340,535	0.0
468,209		Uni-President Enterprises Corp.	1,126,125	0.1
1,155,000		United Microelectronics Corp.	1,942,435	0.3
89,000		Vanguard International Semiconductor Corp.	368,242	0.1
32,000		Walsin Technology Corp.	263,305	0.0
34,000		Win Semiconductors Corp.	419,675	0.1
289,000		Winbond Electronics Corp.	299,771	0.0
282,382		Wistron Corp.	312,443	0.0
8,000		Wiwynn Corp.	200,882	0.0
161,280		WPG Holdings Ltd.	246,580	0.0
36,537		Yageo Corp.	676,292	0.1
953,409		Yuanta Financial Holding Co., Ltd.	698,458	0.1
59,000		Zhen Ding Technology Holding Ltd.	240,092	0.0
			98,516,084	12.4

		Thailand: 1.8%
101,900		Advanced Info Service PCL	598,945	0.1
14,100		Advanced Info Service PCL	82,877	0.0
409,600		Airports of Thailand PCL	849,971	0.1
777,300		Asset World Corp. PCL	118,239	0.0
75,600		B Grimm Power PCL	122,159	0.0
56,400		Bangkok Bank PCL - Foreign Reg	223,012	0.0
170,600		Bangkok Commercial Asset Management PCL	124,265	0.0
932,100		Bangkok Dusit Medical Services PCL	645,495	0.1
760,000		Bangkok Expressway & Metro PCL	210,348	0.0
114,800		Berli Jucker PCL	132,983	0.0
811,200		BTS Group Holdings PCL	251,864	0.1
43,700		Bumrungrad Hospital PCL	174,933	0.0
191,200		Central Pattana PCL	304,426	0.1
32,500		Central Pattana PCL	51,746	0.0
175,600	(1)	Central Retail Corp. PCL	180,441	0.0
333,500		Charoen Pokphand Foods PCL	297,755	0.1
48,000		Charoen Pokphand Foods PCL	42,855	0.0
72,500	(1)	CP ALL PCL	140,902	0.0
489,900	(1)	CP ALL PCL (Foreign)	952,107	0.1
29,000		Delta Electronics Thailand PCL	469,814	0.1
28,100		Electricity Generating PCL	180,364	0.0
147,500		Energy Absolute PCL	241,323	0.1
69,000		Global Power Synergy PCL	169,438	0.0
226,000		Gulf Energy Development PCL	257,967	0.1
518,851		Home Product Center PCL	236,358	0.1
75,800		Home Product Center PCL	34,530	0.0
140,100		Indorama Ventures PCL	172,979	0.0
27,400		Indorama Ventures PCL	33,830	0.0
219,800		Intouch Holdings PCL	412,442	0.1
177,800		Kasikornbank PCL - Foreign	676,695	0.1
284,700		Krung Thai Bank PCL	105,397	0.0
42,700		Krung Thai Bank PCL	15,808	0.0
81,000		Krungthai Card PCL	160,394	0.0
823,600		Land & House Pub Co. Ltd.	218,689	0.0
65,500	(1)	Minor International PCL	56,219	0.0
244,300	(1)	Minor International PCL (Foreign)	209,685	0.0
74,500	(1)	Muangthai Capital PCL	146,315	0.0
68,500		Osotspa PCL	81,149	0.0
119,600		PTT Exploration & Production PCL	392,222	0.1
15,800		PTT Exploration & Production PCL	51,815	0.0
28,500		PTT Global Chemical PCL	55,671	0.0
197,300		PTT Global Chemical PCL (Foreign)	385,401	0.1
1,118,200		PTT PCL (Foreign)	1,587,526	0.2

See Accompanying Notes to Financial Statements

17

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

83,100		Ratch Group PCL	146,760	0.0
48,900		Robinson PCL	79,465	0.0
77,500		Siam Cement PCL	977,662	0.1
74,900		Siam Commercial Bank PCL	218,578	0.0
7,200		Siam Commercial Bank PCL	21,012	0.0
30,600		Sri Trang Gloves Thailand PCL	77,624	0.0
74,400		Srisawad Corp. PCL	162,957	0.0
109,900		Thai Oil PCL	190,586	0.0
307,300		Thai Union Group PCL	139,603	0.0
75,300		Total Access Communication PCL	83,503	0.0
1,195,190	(3)	True Corp. PCL	137,182	0.0
			14,092,286	1.8

		Turkey: 0.4%
306,916	(1)	Akbank Turk AS	284,665	0.1
67,540		Aselsan Elektronik Sanayi Ve Ticaret AS	165,829	0.1
45,256		BIM Birlesik Magazalar AS	457,742	0.1
137,180		Eregli Demir ve Celik Fabrikalari TAS	275,302	0.0
7,175		Ford Otomotiv Sanayi AS	121,743	0.0
91,472		Haci Omer Sabanci Holding AS	140,894	0.0
70,374		KOC Holding AS	199,717	0.0
44,574	(1)	Turk Hava Yollari	77,444	0.0
145,522		Turk Sise Ve Cam Fabrikalari	143,187	0.0
119,348		Turkcell Iletisim Hizmet AS	257,824	0.0
231,225	(1)	Turkiye Garanti Bankasi A/S	322,444	0.1
153,064	(1)	Turkiye Is Bankasi	143,978	0.0
12,029	(1)	Turkiye Petrol Rafinerileri AS	174,597	0.0
290,499	(1)	Yapi ve Kredi Bankasi AS	120,374	0.0
			2,885,740	0.4

		United Arab Emirates: 0.5%
279,587		Abu Dhabi Commercial Bank PJSC	473,191	0.1
71,246		Abu Dhabi Islamic Bank PJSC	91,402	0.0
398,076		Aldar Properties PJSC	342,092	0.0
198,366		Dubai Islamic Bank PJSC	249,873	0.0
288,749	(1)	Emaar Malls PJSC	144,282	0.0
360,593	(1)	Emaar Properties PJSC	347,651	0.1
244,629		Emirates NBD Bank PJSC	688,285	0.1
171,454		Emirates Telecommunications Group Co. PJSC	789,776	0.1
269,506		First Abu Dhabi Bank PJSC	950,359	0.1
			4,076,911	0.5

	Total Common Stock
	(Cost $599,645,057)		757,236,308	95.2

PREFERRED STOCK: 2.2%
		Brazil: 1.3%
11,600		Alpargatas SA	93,797	0.0
442,535		Banco Bradesco SA	2,312,271	0.3
17,300		Bradespar SA	212,195	0.0
24,700		Centrais Eletricas Brasileiras SA	175,946	0.0
96,012		Cia Energetica de Minas Gerais	269,134	0.0
10,300		Cia Paranaense de Energia	148,605	0.0
107,500		Gerdau SA	506,021	0.1
481,225		Itau Unibanco Holding S.A.	2,930,412	0.4
434,687		Itausa SA	981,649	0.1
89,410		Lojas Americanas SA	452,541	0.1
472,000		Petroleo Brasileiro SA	2,575,272	0.3
			10,657,843	1.3

		Chile: 0.1%
35,953		Embotelladora Andina SA	92,552	0.0
11,184		Sociedad Quimica y Minera de Chile SA	544,639	0.1
			637,191	0.1

		Russia: 0.0%
701,436		Surgutneftegas PJSC	396,442	0.0

		South Korea: 0.8%
1,970		Hyundai Motor Co.	160,926	0.0
3,332		Hyundai Motor Co.- Series 2	275,637	0.1
689		LG Chem Ltd.	242,552	0.0
191		LG Household & Health Care Ltd.	126,349	0.0
80,795		Samsung Electronics Co., Ltd.	5,480,887	0.7
			6,286,351	0.8

	Total Preferred Stock
	(Cost $15,621,711)		17,977,827	2.2

RIGHTS: 0.0%
		China: –%
1,582	(1),(4)	Sino-Ocean Group Holding Ltd.	–	–
3,223	(1),(4)	Zhengqi Financial Investment Holding Co. Ltd.	–	–
			–	–

		South Korea: 0.0%
532	(1)	POSCO Chemical Co. Ltd.	14,912	0.0

	Total Rights
	(Cost $–)		14,912	0.0

	Total Long-Term Investments
	(Cost $615,266,768)		775,229,047	97.4

See Accompanying Notes to Financial Statements

18

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Repurchase Agreements: 0.8%
1,325,951	(6) Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,325,961, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,352,470, due 01/25/21-10/15/62)	1,325,951	0.1
1,473,700	(6) Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,473,721, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $1,503,197, due 01/31/21-05/15/49)	1,473,700	0.2
1,473,681	(6) Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,473,692, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,503,155, due 09/15/21-01/01/51)	1,473,681	0.2
584,569	(6) Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $584,573, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $596,260, due 01/15/21-01/01/51)	584,569	0.1
1,473,681	(6) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,473,694, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,503,155, due 01/05/21-12/20/50)	1,473,681	0.2

	Total Repurchase Agreements
	(Cost $6,331,582)	6,331,582	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
7,722,005	(7) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $7,722,005)	7,722,005	1.0

	Total Short-Term Investments
	(Cost $14,053,587)	14,053,587	1.8

	Total Investments in Securities (Cost $629,320,355)	$789,282,634	99.2
	Assets in Excess of Other Liabilities	6,074,619	0.8
	Net Assets	$795,357,253	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

19

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Australia: 7.1%
30,736	(1)	Afterpay Ltd.	$ 2,794,080	0.1
90,021		AGL Energy Ltd.	830,928	0.0
493,799		AMP Ltd.	593,410	0.0
35,882		Ampol Ltd.	786,844	0.0
169,538		APA Group	1,261,444	0.1
82,578		Aristocrat Leisure Ltd.	1,982,780	0.1
27,818		ASX Ltd.	1,543,819	0.1
275,393		Aurizon Holdings Ltd.	827,399	0.0
267,753		AusNet Services	362,882	0.0
407,529		Australia & New Zealand Banking Group Ltd.	7,151,378	0.3
874,585	(1),(2)	BGP Holdings PLC	–	–
423,286		BHP Group Ltd.	13,830,697	0.6
303,482		BHP Group PLC	8,013,268	0.4
72,223		BlueScope Steel Ltd.	975,357	0.0
218,081		Brambles Ltd.	1,788,766	0.1
14,399	(1),(3)	CIMIC Group Ltd.	270,848	0.0
72,822		Coca-Cola Amatil Ltd.	725,607	0.0
9,439		Cochlear Ltd.	1,377,297	0.1
191,673		Coles Group Ltd.	2,677,947	0.1
254,365		Commonwealth Bank of Australia	16,167,967	0.7
69,948		Computershare Ltd.	787,134	0.0
53,515		Crown Resorts Ltd.	398,284	0.0
65,243		CSL Ltd.	14,255,121	0.6
156,793		Dexus	1,137,210	0.1
232,661		Evolution Mining Ltd.	895,366	0.0
243,328		Fortescue Metals Group Ltd.	4,395,091	0.2
238,384		Goodman Group	3,484,574	0.2
279,895		GPT Group	973,568	0.0
344,857	(3)	Insurance Australia Group Ltd.	1,251,512	0.1
98,871		Lendlease Corp., Ltd.	999,667	0.0
49,334		Macquarie Group Ltd.	5,265,885	0.2
18,335		Magellan Financial Group Ltd.	759,406	0.0
395,721		Medibank Pvt Ltd.	916,547	0.0
565,263		Mirvac Group	1,148,035	0.1
472,623		National Australia Bank Ltd.	8,239,639	0.4
116,139		Newcrest Mining Ltd.	2,317,876	0.1
106,338		Northern Star Resources Ltd.	1,039,347	0.1
283,635		Oil Search Ltd.	812,881	0.0
58,286		Orica Ltd.	681,702	0.0
253,067		Origin Energy Ltd.	929,103	0.0
131,204	(1),(3)	Qantas Airways Ltd.	491,983	0.0
211,111		QBE Insurance Group Ltd.	1,376,113	0.1
26,311		Ramsay Health Care Ltd.	1,264,264	0.1
7,571	(3)	REA Group Ltd.	867,239	0.0
53,340		Rio Tinto Ltd.	4,690,805	0.2
254,421		Santos Ltd.	1,232,088	0.1
745,798		Scentre Group	1,601,967	0.1
48,083		Seek Ltd.	1,054,214	0.1
64,865		Sonic Healthcare Ltd.	1,607,150	0.1
696,352		South32 Ltd. - AUD	1,330,846	0.1
342,605		Stockland	1,106,126	0.1
181,186		Suncorp Group Ltd.	1,363,512	0.1
190,005	(1),(3)	Sydney Airport	940,492	0.0
308,318		TABCORP Holdings Ltd.	928,266	0.0
598,124		Telstra Corp., Ltd.	1,373,657	0.1
55,875	(1),(3)	TPG Telecom Ltd.	310,327	0.0
393,004		Transurban Group - Stapled Security	4,141,405	0.2
103,572		Treasury Wine Estates Ltd.	749,224	0.0
553,229		Vicinity Centres	684,052	0.0
15,590	(3)	Washington H Soul Pattinson & Co. Ltd.	362,653	0.0
162,921		Wesfarmers Ltd.	6,332,274	0.3
518,957		Westpac Banking Corp.	7,722,770	0.3
21,570		WiseTech Global Ltd.	512,615	0.0
137,132		Woodside Petroleum Ltd.	2,406,073	0.1
181,493		Woolworths Group Ltd.	5,501,138	0.2
			164,601,919	7.1

		Austria: 0.2%
40,143	(1)	Erste Group Bank AG	1,222,858	0.1
21,162		OMV AG	845,271	0.1
21,270	(1)	Raiffeisen International Bank Holding AG	432,239	0.0
9,785	(3)	Verbund - Oesterreichische Elektrizitaetswirtschafts AG	831,301	0.0
16,676		Voestalpine AG	595,174	0.0
			3,926,843	0.2

		Belgium: 0.9%
25,160		Ageas SA/NV	1,336,167	0.1
109,486		Anheuser-Busch InBev SA/NV	7,638,436	0.3
4,439		Elia System Operator SA/NV	529,837	0.0
7,957		Etablissements Franz Colruyt NV	471,158	0.0
6,095	(1)	Galapagos NV	603,245	0.0
16,231		Groupe Bruxelles Lambert S.A.	1,635,978	0.1
35,900	(1)	KBC Group NV	2,512,309	0.1
21,857		Proximus SADP	431,746	0.0
2,215		Sofina SA	749,278	0.0
10,649		Solvay S.A.	1,255,877	0.1
18,167		UCB S.A.	1,876,592	0.1
28,324		Umicore SA	1,361,387	0.1
			20,402,010	0.9

		China: 0.1%
531,917		BOC Hong Kong Holdings Ltd.	1,612,361	0.1
247,400	(4)	Budweiser Brewing Co. APAC Ltd.	817,245	0.0
			2,429,606	0.1

		Denmark: 2.5%
23,484	(3)	Ambu A/S	1,008,859	0.0
464		AP Moller - Maersk A/S - Class A	958,523	0.0
881		AP Moller - Maersk A/S - Class B	1,960,447	0.1
14,802		Carlsberg A/S	2,372,944	0.1
15,157	(1)	Chr Hansen Holding A/S	1,566,047	0.1
17,070		Coloplast A/S	2,610,496	0.1
99,110	(1)	Danske Bank A/S	1,638,033	0.1
29,745		DSV PANALPINA A/S	4,998,998	0.2
9,380	(1)	Genmab A/S	3,803,533	0.2
18,398		GN Store Nord A/S	1,466,581	0.1
10,494		H Lundbeck A/S	359,252	0.0

See Accompanying Notes to Financial Statements

20

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

247,424		Novo Nordisk A/S	17,260,094	0.8
29,907		Novozymes A/S	1,703,501	0.1
27,182	(4)	Orsted A/S	5,561,581	0.2
14,369		Pandora A/S	1,608,147	0.1
1,157		Rockwool International AS	433,014	0.0
18,035		Tryg A/S	567,222	0.0
28,296		Vestas Wind Systems A/S	6,684,349	0.3
15,563	(1)	Demant A/S	615,138	0.0
			57,176,759	2.5

		Finland: 1.2%
20,438		Elisa OYJ	1,120,390	0.1
63,820		Fortum OYJ	1,541,891	0.1
39,236		Kesko OYJ	1,007,050	0.0
48,839		Kone Oyj	3,979,385	0.2
60,790		Neste Oyj	4,413,556	0.2
812,398	(1)	Nokia OYJ - Finland	3,137,725	0.1
465,545	(1)	Nordea Bank Abp	3,815,323	0.2
15,121		Orion Oyj	694,578	0.0
67,683		Sampo OYJ	2,893,671	0.1
83,592		Stora Enso OYJ	1,600,586	0.1
76,693		UPM-Kymmene OYJ	2,859,991	0.1
63,769		Wartsila OYJ	638,221	0.0
			27,702,367	1.2

		France: 10.2%
26,272	(1)	Accor S.A.	953,163	0.0
4,266	(1)	Aeroports de Paris	551,917	0.0
68,023		Air Liquide SA	11,152,091	0.5
36,336	(1)	Alstom SA	2,069,653	0.1
8,715	(1),(4)	Amundi SA	710,284	0.0
9,924		Arkema SA	1,135,516	0.1
14,122	(1),(3)	Atos SE	1,289,552	0.1
277,916		AXA S.A.	6,665,035	0.3
5,953		BioMerieux	837,849	0.0
161,625	(1)	BNP Paribas	8,532,486	0.4
126,799		Bollore SA	524,964	0.0
32,755		Bouygues SA	1,347,139	0.1
42,210	(1)	Bureau Veritas SA	1,126,778	0.1
23,131		Capgemini SE	3,598,060	0.2
86,998		Carrefour S.A.	1,489,781	0.1
74,352	(1)	Cie de Saint-Gobain	3,419,606	0.1
24,384		Cie Generale des Etablissements Michelin SCA	3,139,588	0.1
24,666	(1)	CNP Assurances	400,747	0.0
7,468		Covivio	685,274	0.0
165,800	(1)	Credit Agricole SA	2,096,020	0.1
88,730		Danone	5,838,945	0.3
360	(1)	Dassault Aviation SA	392,010	0.0
18,986		Dassault Systemes SE	3,850,710	0.2
35,423		Edenred	2,011,704	0.1
12,165	(1)	Eiffage SA	1,175,885	0.1
89,191	(1)	Electricite de France SA	1,411,380	0.1
262,444	(1)	Engie SA	4,023,246	0.2
40,865		EssilorLuxottica SA	6,368,135	0.3
5,897	(1)	Eurazeo SE	400,697	0.0
11,897	(1)	Faurecia SE	609,559	0.0
6,588		Gecina S.A.	1,024,428	0.0
63,224	(1)	Getlink SE	1,093,845	0.0
4,551		Hermes International	4,893,562	0.2
2,126		Iliad SA	436,390	0.0
5,419		Ipsen SA	448,085	0.0
10,887		Kering SA	7,901,017	0.3
28,269	(3)	Klepierre SA	637,575	0.0
12,351	(4)	La Francaise des Jeux SAEM	566,118	0.0
38,358		Legrand S.A.	3,431,356	0.1
36,164		L'Oreal S.A.	13,798,370	0.6
39,880		LVMH Moet Hennessy Louis Vuitton SE	24,964,786	1.1
136,039	(1)	Natixis SA	466,137	0.0
286,666		Orange SA	3,412,746	0.1
7,428	(1)	Orpea SA	974,043	0.0
30,096		Pernod Ricard SA	5,779,798	0.3
84,511	(1),(3)	Peugeot S.A.	2,314,375	0.1
31,129		Publicis Groupe	1,547,145	0.1
3,243		Remy Cointreau SA	605,322	0.0
27,620	(1)	Renault S.A.	1,208,974	0.1
46,044	(1)	Safran S.A.	6,525,955	0.3
162,764		Sanofi	15,775,482	0.7
3,974		Sartorius Stedim Biotech	1,413,720	0.1
77,389		Schneider Electric SE	11,184,765	0.5
22,783	(1)	SCOR SE	738,997	0.0
3,253		SEB SA	591,501	0.0
55,099		SES S.A. - Luxembourg	517,112	0.0
116,490	(1)	Societe Generale	2,421,652	0.1
12,713		Sodexo SA	1,075,179	0.0
49,659		Suez SA	984,199	0.0
8,437		Teleperformance	2,800,909	0.1
15,311		Thales S.A.	1,400,838	0.1
362,068	(3)	Total SE	15,627,569	0.7
13,066	(1)	UbiSoft Entertainment	1,259,144	0.1
19,884	(3)	Unibail-Rodamco-Westfield	1,548,653	0.1
32,903		Valeo SA	1,297,827	0.1
77,436		Veolia Environnement	1,909,354	0.1
74,778		Vinci SA	7,448,547	0.3
119,241		Vivendi SA	3,846,031	0.2
3,853		Wendel SE	459,814	0.0
34,392	(1),(4)	Worldline SA/France	3,341,099	0.1
			235,480,193	10.2

		Germany: 8.6%
27,358	(1)	Adidas AG	9,952,916	0.4
59,944		Allianz SE	14,726,532	0.6
143,497		Aroundtown SA	1,069,898	0.1
131,975		BASF SE	10,431,594	0.5
141,164		Bayer AG	8,316,090	0.4
47,576		Bayerische Motoren Werke AG	4,198,871	0.2
3,922		Bechtle AG	854,765	0.0
14,484		Beiersdorf AG	1,665,065	0.1
22,201		Brenntag AG	1,726,373	0.1
5,783		Carl Zeiss Meditec AG	766,925	0.0
143,961	(1)	Commerzbank AG	930,338	0.0
15,807		Continental AG	2,352,625	0.1
26,373	(4)	Covestro AG	1,624,922	0.1
122,979		Daimler AG	8,716,612	0.4
18,561	(1),(4)	Delivery Hero SE	2,902,719	0.1
282,123	(1)	Deutsche Bank AG	3,103,048	0.1
27,302		Deutsche Boerse AG	4,648,747	0.2
42,945	(1)	Deutsche Lufthansa AG	568,237	0.0
142,138		Deutsche Post AG	7,040,873	0.3
478,917		Deutsche Telekom AG	8,741,428	0.4
49,111		Deutsche Wohnen SE	2,620,291	0.1
322,599		E.ON AG	3,572,195	0.2
30,133		Evonik Industries AG	984,877	0.0
60,071		Fresenius SE & Co. KGaA	2,777,776	0.1
30,623		Fresenius Medical Care AG & Co. KGaA	2,553,557	0.1
22,045		GEA Group AG	788,483	0.0

See Accompanying Notes to Financial Statements

21

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

8,665		Hannover Rueck SE	1,380,814	0.1
21,383		HeidelbergCement AG	1,592,073	0.1
21,230	(1)	HelloFresh SE	1,642,177	0.1
14,932		Henkel AG & Co. KGaA	1,438,848	0.1
3,723		Hochtief AG	362,289	0.0
187,598		Infineon Technologies AG	7,164,065	0.3
10,409	(3)	KION Group AG	902,685	0.0
10,424		Knorr-Bremse AG	1,422,178	0.1
11,938		LANXESS AG	907,887	0.0
10,254		LEG Immobilien AG	1,590,845	0.1
18,571		Merck KGaA	3,185,176	0.1
7,629		MTU Aero Engines AG	1,988,634	0.1
20,131		Muenchener Rueckversicherungs-Gesellschaft AG	5,981,412	0.3
8,299		Nemetschek SE	616,764	0.0
14,087	(1)	Puma SE	1,585,157	0.1
735	(3)	Rational AG	683,756	0.0
92,308		RWE AG	3,905,275	0.2
150,045		SAP SE	19,433,529	0.8
15,461	(4)	Scout24 AG	1,263,370	0.1
109,923		Siemens AG	15,833,925	0.7
57,548	(1)	Siemens Energy AG	2,109,093	0.1
38,617	(4)	Siemens Healthineers AG	1,987,268	0.1
18,487		Symrise AG	2,457,710	0.1
21,554	(1),(4)	TeamViewer AG	1,157,818	0.1
149,594		Telefonica Deutschland Holding AG	412,021	0.0
28,922		Uniper SE	1,002,137	0.0
15,332		United Internet AG	645,398	0.0
4,665		Volkswagen AG	972,663	0.0
74,905		Vonovia SE	5,470,585	0.2
21,802	(1),(4)	Zalando SE	2,425,054	0.1
			199,156,363	8.6

		Hong Kong: 2.9%
1,737,299		AIA Group Ltd.	21,170,938	0.9
44,100		ASM Pacific Technology Ltd.	582,414	0.0
188,552	(3)	Bank of East Asia Ltd.	403,364	0.0
371,199		CK Asset Holdings Ltd.	1,899,388	0.1
387,699		CK Hutchison Holdings Ltd.	2,706,850	0.1
95,402		CK Infrastructure Holdings Ltd.	512,347	0.0
235,865		CLP Holdings Ltd.	2,180,959	0.1
241,800	(1),(4)	ESR Cayman Ltd.	867,978	0.1
290,823		Hang Lung Properties Ltd.	766,394	0.0
109,936		Hang Seng Bank Ltd.	1,897,282	0.1
209,059		Henderson Land Development Co., Ltd.	812,122	0.0
381,000		HK Electric Investments & HK Electric Investments Ltd.	374,979	0.0
543,867		HKT Trust / HKT Ltd.	705,358	0.0
1,532,078		Hong Kong & China Gas	2,292,154	0.1
172,988		Hong Kong Exchanges and Clearing Ltd.	9,488,691	0.4
167,633		Hongkong Land Holdings Ltd. - HKHGF	692,352	0.0
31,704		Jardine Matheson Holdings Ltd.	1,773,462	0.1
31,900		Jardine Strategic Holdings Ltd.	793,672	0.1
295,732		Link REIT	2,685,772	0.1
30,832		Melco Resorts & Entertainment Ltd. ADR	571,934	0.0
221,144		MTR Corp.	1,236,779	0.1
220,273		New World Development Co. Ltd.	1,024,800	0.1
611,000		PCCW Ltd.	367,943	0.0
199,345		Power Assets Holdings Ltd.	1,079,580	0.1
454,626		Sino Land Co.	591,612	0.0
187,471		Sun Hung Kai Properties Ltd.	2,397,563	0.1
71,620		Swire Pacific Ltd. - Class A	394,512	0.0
168,225		Swire Properties Ltd.	489,103	0.0
197,500		Techtronic Industries Co., Ltd.	2,822,952	0.1
1,375,500	(4)	WH Group Ltd.	1,153,429	0.1
240,361		Wharf Real Estate Investment Co. Ltd.	1,249,182	0.1
262,000		Xinyi Glass Holding Co. Ltd.	732,825	0.0
			66,718,690	2.9

		Ireland: 0.7%
51,913		CRH PLC	2,207,669	0.1
14,153		DCC PLC	1,001,502	0.0
23,379	(1)	Flutter Entertainment PLC	4,753,746	0.2
63,676		James Hardie Industries SE	1,887,169	0.1
22,844		Kerry Group PLC - KYG	3,317,921	0.2
22,123	(1)	Kingspan Group Plc	1,551,315	0.0
35,206		Smurfit Kappa PLC	1,636,068	0.1
			16,355,390	0.7

		Israel: 0.6%
6,098		Azrieli Group Ltd.	387,571	0.0
163,161	(1)	Bank Hapoalim BM	1,120,629	0.1
208,766		Bank Leumi Le-Israel BM	1,232,295	0.1
16,112	(1)	Check Point Software Technologies	2,141,446	0.1
5,566	(1)	CyberArk Software Ltd.	899,410	0.0
3,810		Elbit Systems Ltd.	502,248	0.0
101,201		ICL Group Ltd.	516,601	0.0
167,257		Israel Discount Bank Ltd.	645,789	0.0
20,148		Mizrahi Tefahot Bank Ltd.	467,384	0.0
8,966	(1)	Nice Ltd.	2,536,639	0.1
157,415	(1)	Teva Pharmaceutical Industries Ltd. ADR	1,519,055	0.1
7,917	(1)	Wix.com Ltd.	1,978,933	0.1
			13,948,000	0.6

		Italy: 2.1%
17,887	(1)	Amplifon S.p.A.	743,490	0.0
158,523		Assicurazioni Generali S.p.A.	2,775,467	0.1
71,195	(1)	Atlantia S.p.A	1,285,629	0.1
83,456		Davide Campari-Milano NV	956,595	0.0
3,618		DiaSorin SpA	755,400	0.0
1,168,668		Enel S.p.A.	11,890,816	0.5
365,534	(1)	ENI S.p.A.	3,816,046	0.2
18,112		Ferrari NV	4,200,900	0.2
87,585	(1)	FinecoBank Banca Fineco SpA	1,444,445	0.1
48,278	(4)	Infrastrutture Wireless Italiane SpA	585,246	0.0
2,376,145	(1)	Intesa Sanpaolo SpA	5,616,506	0.3
89,241	(1),(3)	Mediobanca Banca di Credito Finanziario SpA	826,083	0.0
27,838	(1),(3)	Moncler SpA	1,711,487	0.1

See Accompanying Notes to Financial Statements

22

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

63,144	(1),(4)	Nexi SpA	1,256,502	0.1
75,071	(4)	Poste Italiane SpA	767,879	0.0
34,678		Prysmian SpA	1,234,274	0.1
15,025		Recordati Industria Chimica e Farmaceutica SpA	835,517	0.0
292,680		Snam SpA	1,652,928	0.1
1,201,484		Telecom Italia S.p.A. - TIT	557,665	0.0
866,124		Telecom Italia S.p.A. - TITR	451,305	0.0
202,170		Terna Rete Elettrica Nazionale SpA	1,553,501	0.1
305,396	(1)	UniCredit SpA	2,861,360	0.1
			47,779,041	2.1

		Japan: 25.0%
5,000		ABC-Mart, Inc.	278,012	0.0
60,143		Acom Co., Ltd.	256,796	0.0
28,700		Advantest Corp.	2,149,683	0.1
15,442		Aeon Mall Co., Ltd.	255,037	0.0
93,980		Aeon Co., Ltd.	3,083,142	0.1
27,721		AGC, Inc.	969,377	0.1
26,443		Air Water, Inc.	470,506	0.0
23,311		Aisin Seiki Co., Ltd.	699,079	0.0
67,028		Ajinomoto Co., Inc.	1,518,837	0.1
27,068		Alfresa Holdings Corp.	496,137	0.0
46,389		Amada Co. Ltd.	510,473	0.0
22,489	(1)	ANA Holdings, Inc.	496,908	0.0
65,258	(3)	Asahi Group Holdings, Ltd.	2,687,469	0.1
28,100		Asahi Intecc Co. Ltd.	1,026,361	0.1
180,353		Asahi Kasei Corp.	1,848,642	0.1
267,520		Astellas Pharma, Inc.	4,142,215	0.2
17,700		Azbil Corp.	968,228	0.1
28,693		Bandai Namco Holdings, Inc.	2,484,836	0.1
8,211		Bank of Kyoto Ltd./The	428,108	0.0
76,843		Bridgestone Corp.	2,520,132	0.1
32,086		Brother Industries Ltd.	662,367	0.0
12,501		Calbee, Inc.	376,837	0.0
143,793	(3)	Canon, Inc.	2,785,635	0.1
12,600		Capcom Co., Ltd.	817,144	0.0
27,887		Casio Computer Co., Ltd.	510,346	0.0
20,728		Central Japan Railway Co.	2,931,010	0.1
76,166		Chiba Bank Ltd.	420,305	0.0
92,542		Chubu Electric Power Co., Inc.	1,116,795	0.1
96,518		Chugai Pharmaceutical Co., Ltd.	5,149,732	0.2
41,772		Chugoku Electric Power Co., Inc.	490,217	0.0
18,700	(3)	Coca-Cola Bottlers Japan, Inc.	292,099	0.0
147,709		Concordia Financial Group Ltd.	521,055	0.0
2,900		Cosmos Pharmaceutical Corp.	468,286	0.0
14,500		CyberAgent, Inc.	1,000,277	0.1
34,974		Dai Nippon Printing Co., Ltd.	629,100	0.0
14,500		Daifuku Co., Ltd.	1,794,311	0.1
154,983		Dai-ichi Life Holdings, Inc.	2,334,881	0.1
244,479		Daiichi Sankyo Co., Ltd.	8,378,344	0.4
35,798		Daikin Industries Ltd.	7,963,879	0.4
9,381		Daito Trust Construction Co., Ltd.	876,698	0.0
81,454		Daiwa House Industry Co., Ltd.	2,421,848	0.1
284		Daiwa House REIT Investment Corp.	702,579	0.0
207,521		Daiwa Securities Group, Inc.	945,224	0.1
62,267		Denso Corp.	3,706,181	0.2
31,103	(3)	Dentsu Group, Inc.	925,683	0.1
4,100		Disco Corp.	1,381,835	0.1
43,433		East Japan Railway Co.	2,897,650	0.1
36,179		Eisai Co., Ltd.	2,587,276	0.1
440,964		ENEOS Holdings, Inc.	1,583,811	0.1
27,493		Fanuc Ltd.	6,786,623	0.3
8,342		Fast Retailing Co., Ltd.	7,480,103	0.3
18,223		Fuji Electric Co. Ltd.	657,779	0.0
51,760		Fuji Film Holdings Corp.	2,730,445	0.1
28,213		Fujitsu Ltd.	4,077,779	0.2
24,643		Fukuoka Financial Group, Inc.	439,260	0.0
591		GLP J-Reit	932,605	0.1
5,900		GMO Payment Gateway, Inc.	792,862	0.0
33,500		Hakuhodo DY Holdings, Inc.	460,317	0.0
20,142		Hamamatsu Photonics KK	1,152,401	0.1
32,857		Hankyu Hanshin Holdings, Inc.	1,092,893	0.1
5,500		Harmonic Drive Systems, Inc.	492,177	0.0
3,000		Hikari Tsushin, Inc.	703,902	0.0
41,232		Hino Motors Ltd.	351,989	0.0
4,664		Hirose Electric Co., Ltd.	707,861	0.0
7,329		Hisamitsu Pharmaceutical Co., Inc.	435,642	0.0
15,410		Hitachi Construction Machinery Co., Ltd.	438,160	0.0
139,091		Hitachi Ltd.	5,489,826	0.2
30,810		Hitachi Metals Ltd.	468,433	0.0
234,242		Honda Motor Co., Ltd.	6,609,442	0.3
7,300		Hoshizaki Corp.	670,318	0.0
54,037		Hoya Corp.	7,483,844	0.3
43,564	(3)	Hulic Co. Ltd.	479,211	0.0
15,200		Ibiden Co., Ltd.	710,557	0.0
27,755		Idemitsu Kosan Co., Ltd.	611,079	0.0
21,191		Iida Group Holdings Co. Ltd.	428,444	0.0
147,016		Inpex Corp.	792,756	0.0
79,268		Isuzu Motors Ltd.	754,603	0.0
7,700		Ito En Ltd.	487,580	0.0
193,616		Itochu Corp.	5,568,419	0.3
13,800		Itochu Techno-Solutions Corp.	492,771	0.0
17,378	(1)	Japan Airlines Co. Ltd.	335,123	0.0
7,300		Japan Airport Terminal Co., Ltd.	443,014	0.0
73,214		Japan Exchange Group, Inc.	1,870,750	0.1
58,200		Japan Post Bank Co. Ltd.	478,382	0.0
32,400		Japan Post Insurance Co. Ltd.	664,334	0.0
226,300		Japan Post Holdings Co. Ltd.	1,762,683	0.1
189		Japan Real Estate Investment Corp.	1,092,107	0.1

See Accompanying Notes to Financial Statements

23

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

377		Japan Retail Fund Investment Corp.	686,120	0.0
172,502		Japan Tobacco, Inc.	3,516,827	0.2
70,602	(1)	JFE Holdings, Inc.	677,871	0.0
29,235		JSR Corp.	815,147	0.0
64,554		Kajima Corp.	865,993	0.0
19,323		Kakaku.com, Inc.	528,935	0.0
101,162		Kansai Electric Power Co., Inc.	956,798	0.1
25,453		Kansai Paint Co., Ltd.	784,598	0.0
69,175	(3)	Kao Corp.	5,344,198	0.2
231,801		KDDI Corp.	6,872,960	0.3
13,900		Keihan Holdings Co., Ltd.	666,411	0.0
31,708		Keikyu Corp.	543,969	0.0
14,768		Keio Corp.	1,145,776	0.1
18,598		Keisei Electric Railway Co., Ltd.	629,541	0.0
26,188		Keyence Corp.	14,731,196	0.6
20,934		Kikkoman Corp.	1,456,943	0.1
24,697		Kintetsu Group Holdings Co., Ltd.	1,082,354	0.1
118,256	(3)	Kirin Holdings Co., Ltd.	2,792,379	0.1
7,000		Kobayashi Pharmaceutical Co., Ltd.	855,584	0.0
17,700		Kobe Bussan Co. Ltd.	543,833	0.0
6,500		Koei Tecmo Holdings Co. Ltd.	396,816	0.0
15,000		Koito Manufacturing Co., Ltd.	1,020,839	0.1
125,783		Komatsu Ltd.	3,471,395	0.2
13,466		Konami Holdings Corp.	757,681	0.0
4,800		Kose Corp.	820,224	0.0
149,122	(3)	Kubota Corp.	3,257,962	0.2
45,867		Kuraray Co., Ltd.	488,353	0.0
14,248		Kurita Water Industries, Ltd.	544,625	0.0
46,094		Kyocera Corp.	2,829,177	0.1
38,814		Kyowa Kirin Co., Ltd.	1,059,935	0.1
54,460		Kyushu Electric Power Co., Inc.	469,818	0.0
21,500		Kyushu Railway Co.	463,818	0.0
10,900		Lasertec Corp.	1,279,365	0.1
7,164		Lawson, Inc.	333,384	0.0
32,300	(3)	Lion Corp.	782,460	0.0
39,692		LIXIL Group Corp.	860,787	0.0
63,400		M3, Inc.	5,989,229	0.3
32,208		Makita Corp.	1,615,461	0.1
237,256		Marubeni Corp.	1,580,697	0.1
27,319	(3)	Marui Group Co., Ltd.	481,088	0.0
81,766		Mazda Motor Corp.	547,334	0.0
9,500	(3)	McDonald's Holdings Co. Japan Ltd.	460,382	0.0
26,400		Medipal Holdings Corp.	496,460	0.0
16,488		MEIJI Holdings Co., Ltd.	1,160,421	0.1
12,300	(1)	Mercari, Inc.	545,244	0.0
52,200		Minebea Mitsumi, Inc.	1,038,508	0.1
40,800		MISUMI Group, Inc.	1,339,355	0.1
183,948		Mitsubishi Chemical Holdings Corp.	1,114,421	0.1
192,093		Mitsubishi Corp.	4,735,446	0.2
262,261		Mitsubishi Electric Corp.	3,963,721	0.2
169,927		Mitsubishi Estate Co., Ltd.	2,731,210	0.1
22,639		Mitsubishi Gas Chemical Co., Inc.	520,593	0.0
46,019		Mitsubishi Heavy Industries Ltd.	1,409,382	0.1
1,756,406		Mitsubishi UFJ Financial Group, Inc.	7,776,698	0.3
60,776		Mitsubishi UFJ Lease & Finance Co., Ltd.	291,840	0.0
234,401		Mitsui & Co., Ltd.	4,297,577	0.2
26,514		Mitsui Chemicals, Inc.	778,858	0.0
131,719		Mitsui Fudosan Co., Ltd.	2,758,139	0.1
12,600		Miura Co., Ltd.	703,435	0.0
346,706		Mizuho Financial Group, Inc.	4,400,457	0.2
18,000		MonotaRO Co. Ltd.	914,199	0.1
63,854		MS&AD Insurance Group Holdings, Inc.	1,942,761	0.1
82,544		Murata Manufacturing Co., Ltd.	7,472,671	0.3
16,221		Nabtesco Corp.	711,984	0.0
26,900	(3)	Nagoya Railroad Co., Ltd.	709,779	0.0
37,220		NEC Corp.	1,999,073	0.1
69,800		Nexon Co. Ltd.	2,153,673	0.1
37,069		NGK Insulators Ltd.	572,780	0.0
22,085		NGK Spark Plug Co., Ltd.	377,145	0.0
11,809		NH Foods Ltd.	520,121	0.0
64,184		Nidec Corp.	8,119,787	0.4
21,500		Nihon M&A Center, Inc.	1,437,775	0.1
16,094		Nintendo Co., Ltd.	10,331,405	0.5
301		Nippon Prologis REIT, Inc.	940,342	0.1
212		Nippon Building Fund, Inc.	1,229,536	0.1
10,322		Nippon Express Co., Ltd.	694,327	0.0
21,017		Nippon Paint Holdings Co., Ltd.	2,309,400	0.1
21,825		Nippon Sanso Holdings Corp.	405,978	0.0
6,500		Nippon Shinyaku Co., Ltd.	426,659	0.0
116,080	(1)	Nippon Steel Corp.	1,497,105	0.1
184,996		Nippon Telegraph & Telephone Corp.	4,746,813	0.2
22,003		Nippon Yusen KK	513,347	0.0
17,800		Nissan Chemical Corp.	1,116,141	0.1
333,592	(1)	Nissan Motor Co., Ltd.	1,808,206	0.1
28,467		Nisshin Seifun Group, Inc.	453,472	0.0
9,117		Nissin Food Products Co., Ltd.	781,468	0.0
11,506		Nitori Co., Ltd.	2,405,922	0.1
22,742		Nitto Denko Corp.	2,037,229	0.1
451,826		Nomura Holdings, Inc.	2,388,836	0.1
17,345		Nomura Real Estate Holdings, Inc.	384,602	0.0
610		Nomura Real Estate Master Fund, Inc.	872,936	0.0
45,968		Nomura Research Institute Ltd.	1,644,438	0.1
51,449		NSK Ltd.	447,740	0.0
90,720		NTT Data Corp.	1,241,803	0.1
93,315		Obayashi Corp.	805,735	0.0
10,000		Obic Co., Ltd.	2,009,778	0.1
42,427		Odakyu Electric Railway Co., Ltd.	1,332,556	0.1
123,826		Oji Holdings Corp.	704,953	0.0
167,528		Olympus Corp.	3,667,841	0.2
26,723		Omron Corp.	2,385,597	0.1
53,190		Ono Pharmaceutical Co., Ltd.	1,602,870	0.1
5,500		Oracle Corp. Japan	716,950	0.0
28,780		Oriental Land Co., Ltd.	4,755,358	0.2
188,763		ORIX Corp.	2,903,952	0.1
377		Orix JREIT, Inc.	623,682	0.0

See Accompanying Notes to Financial Statements

24

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

53,865		Osaka Gas Co., Ltd.	1,104,102	0.1
15,022		Otsuka Corp.	792,366	0.0
56,046	(3)	Otsuka Holdings Co. Ltd.	2,401,371	0.1
59,168		Pan Pacific International Holdings Corp.	1,367,000	0.1
317,231		Panasonic Corp.	3,698,035	0.2
13,600	(1)	PeptiDream, Inc.	691,791	0.0
25,500		Persol Holdings Co. Ltd.	460,701	0.0
16,600	(3)	Pigeon Corp.	685,127	0.0
13,800	(3)	Pola Orbis Holdings, Inc.	280,231	0.0
123,670	(1)	Rakuten, Inc.	1,190,056	0.1
194,800		Recruit Holdings Co. Ltd.	8,182,176	0.4
110,700	(1)	Renesas Electronics Corp.	1,158,696	0.1
300,513		Resona Holdings, Inc.	1,052,026	0.1
96,332		Ricoh Co., Ltd.	633,468	0.0
5,166		Rinnai Corp.	600,507	0.0
12,650		Rohm Co., Ltd.	1,226,301	0.1
34,300		Ryohin Keikaku Co., Ltd.	701,934	0.0
51,745		Santen Pharmaceutical Co., Ltd.	840,403	0.0
33,970		SBI Holdings, Inc.	808,118	0.0
7,500		SCSK Corp.	428,891	0.0
30,106		Secom Co., Ltd.	2,777,331	0.1
24,810		Sega Sammy Holdings, Inc.	391,648	0.0
30,200		Seibu Holdings, Inc.	296,246	0.0
40,216	(3)	Seiko Epson Corp.	597,615	0.0
51,319		Sekisui Chemical Co., Ltd.	973,076	0.1
88,585		Sekisui House Ltd.	1,804,636	0.1
108,271		Seven & I Holdings Co., Ltd.	3,833,940	0.2
46,000		SG Holdings Co. Ltd.	1,254,249	0.1
30,600	(3)	Sharp Corp.	464,952	0.0
31,972		Shimadzu Corp.	1,242,750	0.1
3,161		Shimamura Co., Ltd.	332,142	0.0
10,655		Shimano, Inc.	2,494,110	0.1
79,292		Shimizu Corp.	577,190	0.0
50,889		Shin-Etsu Chemical Co., Ltd.	8,931,827	0.4
23,394		Shinsei Bank Ltd.	289,006	0.0
38,032		Shionogi & Co., Ltd.	2,079,269	0.1
57,462		Shiseido Co., Ltd.	3,977,764	0.2
59,881		Shizuoka Bank Ltd.	439,545	0.0
8,236		SMC Corp.	5,030,035	0.2
412,700		SoftBank Corp.	5,180,208	0.2
225,192		SoftBank Group Corp.	17,482,799	0.8
10,300		Sohgo Security Services Co., Ltd.	534,314	0.0
48,213		Sompo Holdings, Inc.	1,954,692	0.1
181,170		Sony Corp.	18,256,155	0.8
13,200		Square Enix Holdings Co., Ltd.	800,325	0.0
18,788		Stanley Electric Co., Ltd.	606,091	0.0
88,435		Subaru Corp.	1,769,490	0.1
37,700		Sumco Corp.	827,829	0.0
214,171		Sumitomo Chemical Co., Ltd.	863,276	0.0
170,755		Sumitomo Corp.	2,263,008	0.1
25,709		Sumitomo Dainippon Pharma Co. Ltd.	379,966	0.0
108,333		Sumitomo Electric Industries Ltd.	1,435,499	0.1
33,380		Sumitomo Metal Mining Co., Ltd.	1,484,776	0.1
187,451		Sumitomo Mitsui Financial Group, Inc.	5,810,635	0.3
48,485		Sumitomo Mitsui Trust Holdings, Inc.	1,495,991	0.1
44,496		Sumitomo Realty & Development Co., Ltd.	1,373,716	0.1
10,300		Sundrug Co., Ltd.	411,659	0.0
19,934		Suntory Beverage & Food Ltd.	706,050	0.0
9,617		Suzuken Co., Ltd.	347,885	0.0
52,944		Suzuki Motor Corp.	2,454,247	0.1
24,038		Sysmex Corp.	2,892,411	0.1
77,311		T&D Holdings, Inc.	914,500	0.1
16,500		Taiheiyo Cement Corp.	413,310	0.0
27,361		Taisei Corp.	943,914	0.1
5,100		Taisho Pharmaceutical Holdings Co. Ltd.	343,900	0.0
226,522		Takeda Pharmaceutical Co., Ltd.	8,197,689	0.4
18,612		TDK Corp.	2,808,244	0.1
25,601		Teijin Ltd.	481,762	0.0
92,728		Terumo Corp.	3,880,321	0.2
17,278		THK Co., Ltd.	558,785	0.0
32,200		TIS, Inc.	660,085	0.0
27,185		Tobu Railway Co., Ltd.	810,554	0.0
16,100		Toho Co., Ltd.	679,077	0.0
10,600		Toho Gas Co., Ltd.	702,255	0.0
61,413		Tohoku Electric Power Co., Inc.	506,852	0.0
90,788		Tokio Marine Holdings, Inc.	4,677,539	0.2
6,500		Tokyo Century Corp.	515,833	0.0
207,866	(1)	Tokyo Electric Power Co., Inc.	549,056	0.0
21,465		Tokyo Electron Ltd.	8,018,527	0.4
53,972		Tokyo Gas Co., Ltd.	1,249,192	0.1
71,794		Tokyu Corp.	892,035	0.0
87,935		Tokyu Fudosan Holdings Corp.	469,715	0.0
37,716		Toppan Printing Co., Ltd.	532,609	0.0
199,203		Toray Industries, Inc.	1,181,554	0.1
55,661		Toshiba Corp.	1,558,977	0.1
37,400		Tosoh Corp.	584,344	0.0
20,334		Toto Ltd.	1,223,872	0.1
12,688		Toyo Suisan Kaisha Ltd.	617,487	0.0
9,800		Toyoda Gosei Co., Ltd.	284,340	0.0
21,105		Toyota Industries Corp.	1,676,816	0.1
304,758		Toyota Motor Corp.	23,518,212	1.0
30,454		Toyota Tsusho Corp.	1,232,368	0.1
19,253	(1),(3)	Trend Micro, Inc.	1,108,456	0.1
5,300		Tsuruha Holdings, Inc.	753,680	0.0
57,978		Unicharm Corp.	2,749,664	0.1
426		United Urban Investment Corp.	527,396	0.0
31,526		USS Co., Ltd.	637,485	0.0
13,600		Welcia Holdings Co. Ltd.	513,025	0.0
23,321		West Japan Railway Co.	1,221,090	0.1
18,485		Yakult Honsha Co., Ltd.	932,234	0.1
104,137		Yamada Holdings Co. Ltd.	553,282	0.0
19,307		Yamaha Corp.	1,137,652	0.1
40,304		Yamaha Motor Co., Ltd.	822,646	0.0
44,301		Yamato Holdings Co., Ltd.	1,131,125	0.1
18,200	(3)	Yamazaki Baking Co., Ltd.	303,966	0.0
34,542		Yaskawa Electric Corp.	1,722,104	0.1
32,773		Yokogawa Electric Corp.	653,663	0.0
381,044		Z Holdings Corp.	2,305,787	0.1

See Accompanying Notes to Financial Statements

25

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

15,700		ZOZO, Inc.	386,758	0.0
			577,142,000	25.0

		Luxembourg: 0.1%
18,951	(1)	Eurofins Scientific SE	1,588,877	0.1
67,852		Tenaris S.A.	549,852	0.0
			2,138,729	0.1

		Macau: 0.2%
311,159		Galaxy Entertainment Group Ltd.	2,422,230	0.1
348,402		Sands China Ltd.	1,521,611	0.1
285,365		SJM Holdings Ltd.	319,946	0.0
223,679	(1),(3)	Wynn Macau Ltd.	376,331	0.0
			4,640,118	0.2

		Mexico: 0.0%
26,465		Fresnillo PLC	408,769	0.0

		Netherlands: 5.3%
60,781	(1),(4)	ABN AMRO Bank NV	595,583	0.0
2,603	(1),(3),(4)	Adyen NV	6,048,143	0.3
257,114		Aegon NV	1,025,588	0.0
84,497	(1)	Airbus SE	9,273,000	0.4
27,727		Akzo Nobel NV	2,976,048	0.1
89,531	(1)	Altice NV	579,862	0.0
103,001	(1)	ArcelorMittal SA	2,355,614	0.1
6,417	(1),(3)	Argenx SE	1,890,957	0.1
61,163		ASML Holding NV	29,613,553	1.3
15,583		EXOR NV	1,265,755	0.1
16,555		Heineken Holding NV	1,558,282	0.1
37,245		Heineken NV	4,150,517	0.2
560,459	(1)	ING Groep NV	5,211,029	0.2
10,768	(1)	JDE Peet's NV	488,438	0.0
18,162	(1),(4)	Just Eat Takeaway.com NV	2,047,807	0.1
158,162		Koninklijke Ahold Delhaize NV	4,461,934	0.2
24,766		Koninklijke DSM NV	4,259,012	0.2
513,314		Koninklijke KPN NV	1,560,103	0.1
130,875	(1),(3)	Koninklijke Philips NV	7,049,873	0.3
10,103	(3)	Koninklijke Vopak NV	530,593	0.0
41,417		NN Group NV	1,790,456	0.1
70,035		Prosus NV	7,562,242	0.3
32,786	(1)	QIAGEN NV	1,700,240	0.1
17,120	(1)	Randstad NV	1,108,217	0.1
589,301		Royal Dutch Shell PLC - Class A	10,334,235	0.4
532,536		Royal Dutch Shell PLC - Class B	9,025,816	0.4
39,231		Wolters Kluwer NV	3,309,788	0.1
			121,772,685	5.3

		New Zealand: 0.4%
106,306	(1)	a2 Milk Co. Ltd.	924,597	0.0
179,851	(1)	Auckland International Airport Ltd.	983,539	0.1
82,569		Fisher & Paykel Healthcare Corp. Ltd.	1,960,915	0.1
97,874		Mercury NZ Ltd.	460,614	0.0
184,109		Meridian Energy Ltd.	986,018	0.1
57,476		Ryman Healthcare Ltd.	630,574	0.0
263,964		Spark New Zealand Ltd.	894,105	0.0
17,443	(1)	Xero Ltd.	1,979,768	0.1
			8,820,130	0.4

		Norway: 0.6%
34,448	(1)	Adevinta ASA	579,073	0.0
136,244	(1)	DNB ASA	2,669,784	0.1
140,392		Equinor ASA	2,369,324	0.1
28,738		Gjensidige Forsikring ASA	641,414	0.0
63,158		Mowi ASA	1,406,908	0.1
193,241		Norsk Hydro ASA	899,359	0.0
107,922		Orkla ASA	1,095,671	0.1
10,861	(1)	Schibsted ASA - Class A	462,894	0.0
14,084	(1)	Schibsted ASA - Class B	522,806	0.0
100,518		Telenor ASA	1,706,268	0.1
25,442		Yara International ASA	1,055,475	0.1
			13,408,976	0.6

		Portugal: 0.1%
399,059		EDP - Energias de Portugal SA	2,504,682	0.1
72,027		Galp Energia SGPS SA	763,222	0.0
36,170		Jeronimo Martins SGPS SA	608,004	0.0
			3,875,908	0.1

		Singapore: 1.0%
458,937		Ascendas Real Estate Investment Trust	1,036,032	0.1
650,915		CapitaLand Integrated Commercial Trust	1,064,525	0.1
378,996		CapitaLand Ltd.	940,392	0.1
65,381		City Developments Ltd.	394,127	0.0
257,920		DBS Group Holdings Ltd.	4,887,772	0.2
868,912		Genting Singapore Ltd.	559,615	0.0
209,204		Keppel Corp., Ltd.	851,959	0.0
309,400		Mapletree Commercial Trust	498,744	0.0
408,102		Mapletree Logistics Trust	621,117	0.0
475,122		Oversea-Chinese Banking Corp., Ltd.	3,620,664	0.2
193,900	(1)	Singapore Airlines Ltd.	629,152	0.0
115,551		Singapore Exchange Ltd.	811,630	0.0
224,406		Singapore Technologies Engineering Ltd.	649,448	0.0
1,173,250		Singapore Telecommunications Ltd.	2,048,661	0.1
296,300		Suntec Real Estate Investment Trust	334,170	0.0
169,056		United Overseas Bank Ltd.	2,881,461	0.1
66,600		UOL Group Ltd.	388,350	0.0
39,600		Venture Corp. Ltd.	582,271	0.0
276,076		Wilmar International Ltd.	972,016	0.1
			23,772,106	1.0

		Spain: 2.4%
–	(1),(2)	Abertis Infraestructuras SA	–	–
38,432		ACS Actividades de Construccion y Servicios SA	1,276,824	0.1
9,699	(1),(4)	Aena SME SA	1,686,154	0.1
64,732		Amadeus IT Group SA	4,778,310	0.2
958,101		Banco Bilbao Vizcaya Argentaria SA	4,748,901	0.2
–	(1),(2)	Banco Popular Espanol S.A.	–	–
2,495,651	(1),(3)	Banco Santander SA	7,782,238	0.3
515,678		CaixaBank SA	1,325,427	0.1
45,460	(4)	Cellnex Telecom SA	2,729,991	0.1
35,764		Enagas	786,794	0.0
45,639		Endesa S.A.	1,251,821	0.1
70,393		Ferrovial SA - FERE	1,946,389	0.1
42,861	(3)	Grifols SA	1,251,382	0.0
866,582		Iberdrola S.A. - IBEE	12,452,964	0.5

See Accompanying Notes to Financial Statements

26

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

156,741		Industria de Diseno Textil SA	4,974,904	0.2
42,423		Naturgy Energy Group SA	986,504	0.0
62,198		Red Electrica Corp. SA	1,276,984	0.1
210,269		Repsol SA	2,118,262	0.1
34,256		Siemens Gamesa Renewable Energy SA	1,391,002	0.1
688,890	(1)	Telefonica S.A.	2,740,134	0.1
38,271	(1)	Telefonica S.A.	152,227	0.0
			55,657,212	2.4

		Sweden: 3.1%
45,204	(1)	Alfa Laval AB	1,248,376	0.1
144,020		Assa Abloy AB	3,559,024	0.2
96,490		Atlas Copco AB - A Shares	4,959,239	0.2
56,071		Atlas Copco AB - B Shares	2,516,886	0.1
39,302		Boliden AB - BOLS	1,394,332	0.1
32,409		Electrolux AB	754,058	0.0
94,694		Epiroc AB - A Shares	1,721,038	0.1
56,035		Epiroc AB - B Shares	945,967	0.0
34,234	(3)	EQT AB	868,985	0.0
87,186		Essity AB	2,809,061	0.1
22,989	(4)	Evolution Gaming Group AB	2,311,189	0.1
14,547	(1)	Fastighets AB Balder	759,562	0.0
115,437	(1),(3)	Hennes & Mauritz AB	2,423,261	0.1
40,439		Hexagon AB - B Shares	3,707,530	0.2
60,062		Husqvarna AB - B Shares	779,481	0.0
14,452		ICA Gruppen AB	722,899	0.0
15,348	(1),(3)	Industrivarden AB-Class A	511,353	0.0
22,945	(1)	Industrivarden AB-Class C	741,635	0.0
21,274		Investment AB Latour	515,314	0.0
65,449		Investor AB - B Shares	4,763,597	0.2
34,761		Kinnevik AB	1,746,275	0.1
10,921	(1)	Lundbergforetagen AB	585,898	0.0
26,706		Lundin Energy AB	723,804	0.0
44,808		Nibe Industrier AB	1,469,425	0.1
162,218	(1)	Sandvik AB	4,000,875	0.2
44,993		Securitas AB	725,899	0.0
233,857	(1)	Skandinaviska Enskilda Banken AB	2,408,140	0.1
48,879		Skanska AB	1,245,634	0.1
54,697		SKF AB - B Shares	1,423,176	0.1
87,058	(1),(3)	Svenska Cellulosa AB SCA	1,522,134	0.1
223,556	(1)	Svenska Handelsbanken AB	2,253,451	0.1
130,126	(1)	Swedbank AB	2,282,461	0.1
23,307		Swedish Match AB	1,813,769	0.1
71,757		Tele2 AB	949,201	0.0
419,396		Telefonaktiebolaget LM Ericsson	4,988,907	0.2
352,582	(3)	Telia Co. AB	1,456,112	0.1
204,563	(1)	Volvo AB - B Shares	4,842,641	0.2
			72,450,589	3.1

		Switzerland: 9.9%
264,810		ABB Ltd.	7,427,711	0.3
22,298		Adecco Group AG	1,485,122	0.1
70,653	(1)	Alcon, Inc.	4,691,087	0.2
6,662		Baloise Holding AG	1,183,651	0.1
4,328		Banque Cantonale Vaudoise	471,097	0.0
433		Barry Callebaut AG	1,031,896	0.0
15		Chocoladefabriken Lindt & Sprungli AG - REG - LISN	1,506,613	0.1
147		Chocoladefabriken Lindt & Sprungli AG - PC - LISP	1,432,845	0.1
75,006		Cie Financiere Richemont SA	6,776,194	0.3
28,618		Clariant AG	607,160	0.0
28,772		Coca-Cola HBC AG	931,727	0.0
351,623		Credit Suisse Group AG	4,539,762	0.2
1,177	(3)	EMS-Chemie Holding AG	1,132,230	0.1
5,322		Geberit AG - Reg	3,331,418	0.1
1,327		Givaudan	5,614,301	0.2
1,435,915	(1)	Glencore PLC	4,560,180	0.2
32,160		Julius Baer Group Ltd.	1,852,787	0.1
7,759		Kuehne & Nagel International AG	1,760,661	0.1
75,228		LafargeHolcim Ltd.-CHF	4,129,100	0.2
23,631		Logitech International SA	2,294,452	0.1
10,700		Lonza Group AG	6,892,585	0.3
413,860		Nestle SA	48,922,934	2.1
319,041		Novartis AG	30,040,248	1.3
2,686		Partners Group	3,156,163	0.1
100,951		Roche Holding AG	35,161,089	1.5
5,851		Schindler Holding AG - Part Cert	1,582,332	0.1
2,892		Schindler Holding AG - Reg	781,690	0.0
870		SGS SA	2,622,504	0.1
20,373		Sika AG	5,553,542	0.2
7,865	(1)	Sonova Holding AG - Reg	2,045,636	0.1
91,586		STMicroelectronics NV-STM1	3,388,273	0.2
1,486		Straumann Holding AG	1,740,732	0.1
4,158		Swatch Group AG - BR	1,130,324	0.1
7,560		Swatch Group AG - Reg	398,957	0.0
4,369		Swiss Life Holding AG	2,038,009	0.1
10,916		Swiss Prime Site AG	1,070,114	0.0
41,048		Swiss Re Ltd.	3,867,262	0.2
3,722		Swisscom AG	2,004,436	0.1
9,523		Temenos AG	1,326,836	0.1
526,777		UBS Group AG	7,416,935	0.3
6,538		Vifor Pharma AG	1,027,595	0.0
21,620		Zurich Insurance Group AG	9,111,128	0.4
			228,039,318	9.9

		United Arab Emirates: 0.0%
19,351		NMC Health PLC	4,015	0.0

		United Kingdom: 12.7%
139,822		3i Group PLC	2,211,559	0.1
27,463		Admiral Group Plc	1,085,940	0.0
176,272		Anglo American PLC	5,820,906	0.3
56,663	(3)	Antofagasta PLC	1,111,683	0.0
64,562		Ashtead Group PLC	3,040,940	0.1
51,190	(1)	Associated British Foods PLC	1,580,478	0.1
188,555		AstraZeneca PLC	18,801,473	0.8
139,313	(4)	Auto Trader Group PLC	1,133,973	0.0
16,780		AVEVA Group PLC	732,592	0.0
564,361		Aviva PLC	2,510,301	0.1

See Accompanying Notes to Financial Statements

27

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

462,008		BAE Systems PLC	3,081,033	0.1
2,491,220	(1)	Barclays PLC	4,997,631	0.2
146,319	(1)	Barratt Developments PLC	1,337,666	0.1
18,063		Berkeley Group Holdings PLC	1,168,454	0.1
2,911,163		BP PLC	10,045,694	0.4
329,652		British American Tobacco PLC	12,242,266	0.5
126,497		British Land Co. PLC	847,217	0.0
1,277,965		BT Group PLC	2,303,484	0.1
48,394		Bunzl PLC	1,615,778	0.1
58,153	(1)	Burberry Group PLC	1,420,105	0.1
147,038	(1)	CNH Industrial NV	1,848,318	0.1
23,965		Coca-Cola European Partners PLC - EUR	1,158,890	0.0
5,401		Coca-Cola European Partners PLC - USD	269,132	0.0
256,304		Compass Group PLC	4,780,427	0.2
60,857		CRH PLC - London	2,571,457	0.1
20,043		Croda International PLC	1,802,469	0.1
335,836		Diageo PLC	13,288,641	0.6
196,072		Direct Line Insurance Group PLC	857,563	0.0
83,735	(1),(3)	Entain PLC	1,298,800	0.1
73,269		Evraz PLC	468,257	0.0
131,650		Experian PLC	5,001,215	0.2
32,291		Ferguson PLC	3,923,376	0.2
157,734	(1)	Fiat Chrysler Automobiles NV	2,849,616	0.1
720,898		GlaxoSmithKline PLC	13,190,991	0.6
54,551		Halma PLC	1,826,931	0.1
47,708		Hargreaves Lansdown PLC	993,382	0.0
24,835		Hikma Pharmaceuticals PLC	853,596	0.0
2,926,369	(1)	HSBC Holdings PLC	15,115,429	0.7
135,989		Imperial Brands PLC	2,852,318	0.1
215,839	(1)	Informa PLC	1,613,910	0.1
24,934	(1)	InterContinental Hotels Group PLC	1,616,102	0.1
23,191		Intertek Group PLC	1,791,282	0.1
255,044		J Sainsbury Plc	783,932	0.0
62,930	(1)	JD Sports Fashion PLC	739,319	0.0
27,809		Johnson Matthey PLC	921,332	0.0
303,202	(1)	Kingfisher PLC	1,120,377	0.0
101,215		Land Securities Group PLC	934,825	0.0
857,184		Legal & General Group PLC	3,123,939	0.1
10,166,272	(1)	Lloyds Banking Group Plc	5,068,483	0.2
45,449		London Stock Exchange Group PLC	5,610,078	0.2
373,578		M&G PLC	1,008,353	0.0
698,074	(1)	Melrose Industries PLC	1,700,786	0.1
69,770		Mondi PLC	1,634,844	0.1
504,321		National Grid PLC	5,959,789	0.3
695,153	(1)	Natwest Group PLC	1,589,113	0.1
19,104	(1)	Next PLC	1,842,130	0.1
69,838	(1)	Ocado Group PLC	2,183,846	0.1
108,113	(3)	Pearson PLC	992,290	0.0
45,827		Persimmon PLC	1,729,642	0.1
78,941		Phoenix Group Holdings PLC	756,493	0.0
374,864		Prudential PLC	6,893,001	0.3
102,079		Reckitt Benckiser Group PLC	9,110,998	0.4
277,513		Relx PLC (GBP Exchange)	6,790,038	0.3
266,449	(1)	Rentokil Initial Plc	1,857,732	0.1
161,222		Rio Tinto PLC	12,135,700	0.5
1,202,019	(1)	Rolls-Royce Holdings PLC	1,819,170	0.1
148,650		RSA Insurance Group PLC	1,377,819	0.1
156,734		Sage Group PLC/The	1,244,505	0.1
17,863		Schroders PLC	814,483	0.0
171,111		Segro PLC	2,220,298	0.1
34,193		Severn Trent PLC	1,067,440	0.0
125,692		Smith & Nephew PLC	2,610,938	0.1
56,931		Smiths Group PLC	1,171,016	0.1
10,595		Spirax-Sarco Engineering PLC	1,635,488	0.1
149,351		SSE PLC	3,059,189	0.1
77,109		St. James's Place PLC	1,193,193	0.1
385,483	(1)	Standard Chartered PLC	2,447,800	0.1
322,136		Standard Life Aberdeen PLC	1,234,751	0.1
523,630	(1)	Taylor Wimpey PLC	1,184,433	0.1
1,407,214		Tesco PLC	4,440,847	0.2
159,825		Unilever PLC	9,585,311	0.4
217,970		Unilever PLC	13,198,239	0.6
97,980		United Utilities Group PLC	1,198,393	0.1
3,847,009		Vodafone Group PLC	6,318,678	0.3
29,002	(1)	Whitbread PLC	1,228,428	0.1
345,577		WM Morrison Supermarkets PLC	836,197	0.0
176,067		WPP PLC	1,907,864	0.1
			293,342,795	12.7

	Total Common Stock
	(Cost $1,664,539,814)		2,261,150,531	97.9

PREFERRED STOCK: 0.6%
		Germany: 0.6%
8,172		Bayerische Motoren Werke AG	550,504	0.0
9,987		Fuchs Petrolub AG	563,488	0.0
25,601		Henkel AG & Co. KGaA	2,886,611	0.2
22,002		Porsche AG	1,519,820	0.1
5,110		Sartorius AG	2,152,215	0.1
26,667		Volkswagen AG	4,983,602	0.2

	Total Preferred Stock
	(Cost $9,646,986)		12,656,240	0.6

RIGHTS: 0.0%
		Spain: 0.0%
210,269	(1)	Repsol SA	72,104	0.0

	Total Rights
	(Cost $74,255)		72,104	0.0

WARRANTS: 0.0%
		Switzerland: 0.0%
155,786	(1)	Cie Financiere Richemont SA	40,473	0.0

	Total Warrants
	(Cost $–)		40,473	0.0

	Total Long-Term Investments
	(Cost $1,674,261,055)		2,273,919,348	98.5

See Accompanying Notes to Financial Statements

28

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
		Repurchase Agreements: 2.3%
2,952,168	(5)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $2,952,200, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $3,011,211, due 02/03/21-11/20/70)	2,952,168	0.1
1,855,649	(5)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $1,855,669, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $1,892,762, due 07/01/24-10/01/50)	1,855,649	0.1
2,460,604	(5)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $2,460,669, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $2,583,634, due 03/01/21-11/20/40)	2,460,604	0.1
8,760,776	(5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,760,843, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $8,935,992, due 01/25/21-10/15/62)	8,760,776	0.4
2,998,414	(5)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,998,437, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $3,058,382, due 01/14/21-01/20/69)	2,998,414	0.1
5,499,851	(5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,499,929, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $5,609,934, due 01/31/21-05/15/49)	5,499,851	0.2
8,134,047	(5)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,134,109, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $8,296,728, due 09/15/21-01/01/51)	8,134,047	0.4
1,209,611	(5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,209,620, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,233,803, due 01/04/21-12/01/50)	1,209,611	0.1

See Accompanying Notes to Financial Statements

29

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

3,425,454	(5)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,425,503, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $3,493,963, due 07/01/22-12/01/50)	3,425,454	0.1
3,913,974	(5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,914,030, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $3,992,311, due 02/18/21-01/15/62)	3,913,974	0.2
3,083,863	(5)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,083,907, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $3,146,679, due 02/28/25-05/31/25)	3,083,863	0.1
8,695,331	(5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $8,695,483, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,891,344, due 07/15/22-02/15/47)	8,695,331	0.4

	Total Repurchase Agreements
	(Cost $52,989,742)		52,989,742	2.3

Shares			Value	Percentage of Net Assets
		Mutual Funds(5): 0.4%
8,033,021	(5),(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	8,033,021	0.3
1,019,000	(5),(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	1,019,000	0.0
1,270,000	(5),(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	1,270,000	0.1
	Total Mutual Funds
	(Cost $10,322,021)		10,322,021	0.4

	Total Short-Term Investments
	(Cost $63,311,763)		63,311,763	2.7

	Total Investments in Securities (Cost $1,737,572,818)		$2,337,231,111	101.2
	Liabilities in Excess of Other Assets		(27,076,455)	(1.2)
	Net Assets		$2,310,154,656	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Security, or a portion of the security, is on loan.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

30

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Communication Services: 12.0%
29,340		Activision Blizzard, Inc.	$ 2,724,219	0.2
22,674	(1)	Alphabet, Inc. - Class A	39,739,359	2.7
21,962	(1)	Alphabet, Inc. - Class C	38,474,788	2.6
12,725	(1)	Charter Communications, Inc.	8,418,224	0.6
3,860		Electronic Arts, Inc.	554,296	0.0
233,730	(1)	Facebook, Inc.- Class A	63,845,687	4.4
41,393	(1)	NetFlix, Inc.	22,382,437	1.5
			176,139,010	12.0

		Consumer Discretionary: 18.1%
41,273	(1)	Amazon.com, Inc.	134,423,272	9.2
3,977	(1)	Booking Holdings, Inc.	8,857,853	0.6
24,485		Dollar General Corp.	5,149,196	0.4
58,353		eBay, Inc.	2,932,238	0.2
52,280		Home Depot, Inc.	13,886,614	0.9
13,790		Las Vegas Sands Corp.	821,884	0.1
73,565		Lowe's Cos, Inc.	11,807,918	0.8
10,362		McDonald's Corp.	2,223,478	0.2
119,306		Nike, Inc. - Class B	16,878,220	1.1
27,474		Ross Stores, Inc.	3,374,082	0.2
65,639		Starbucks Corp.	7,022,060	0.5
73,602	(1)	Tesla, Inc.	51,938,723	3.5
94,452		TJX Cos., Inc.	6,450,127	0.4
2,208		Yum! Brands, Inc.	239,700	0.0
			266,005,365	18.1

		Consumer Staples: 4.8%
78,914		Altria Group, Inc.	3,235,474	0.2
220,873		Coca-Cola Co.	12,112,675	0.8
37,925		Costco Wholesale Corp.	14,289,381	1.0
19,268		Estee Lauder Cos., Inc.	5,128,949	0.4
35,886	(1)	Monster Beverage Corp.	3,318,737	0.2
99,163		PepsiCo, Inc.	14,705,873	1.0
106,029		Procter & Gamble Co.	14,752,875	1.0
33,560		Sysco Corp.	2,492,166	0.2
			70,036,130	4.8

		Financials: 1.5%
22,049		Aon PLC	4,658,292	0.3
18,967		Intercontinental Exchange, Inc.	2,186,706	0.2
38,255		Marsh & McLennan Cos., Inc.	4,475,835	0.3
15,801		Moody's Corp.	4,586,082	0.3
16,392		Progressive Corp.	1,620,841	0.1
4,358	(1),(2)	Rocket Cos, Inc.	88,119	0.0
13,826		S&P Global, Inc.	4,545,021	0.3
			22,160,896	1.5

		Health Care: 11.7%
64,605		Abbott Laboratories	7,073,602	0.5
161,183		AbbVie, Inc.	17,270,758	1.2
56,701		Amgen, Inc.	13,036,694	0.9
6,226		Anthem, Inc.	1,999,106	0.1
20,773		Baxter International, Inc.	1,666,826	0.1
4,521	(1)	Biogen, Inc.	1,107,012	0.1
79,992		Bristol-Myers Squibb Co.	4,961,904	0.3
16,493	(1)	Centene Corp.	990,075	0.1
9,311		Cigna Corp.	1,938,364	0.1
8,942	(1)	DexCom, Inc.	3,306,036	0.2
59,995	(1)	Edwards Lifesciences Corp.	5,473,344	0.4
81,986		Eli Lilly & Co.	13,842,516	0.9
13,518		HCA Healthcare, Inc.	2,223,170	0.2
4,903		Humana, Inc.	2,011,554	0.1
14,276	(1)	Illumina, Inc.	5,282,120	0.4
11,264	(1)	Intuitive Surgical, Inc.	9,215,078	0.6
34,393		Johnson & Johnson	5,412,770	0.4
214,914		Merck & Co., Inc.	17,579,965	1.2
9,410	(1)	Regeneron Pharmaceuticals, Inc.	4,546,065	0.3
10,989		Stryker Corp.	2,692,745	0.2
22,565		Thermo Fisher Scientific, Inc.	10,510,326	0.7
76,450		UnitedHealth Group, Inc.	26,809,486	1.8
25,260	(1)	Vertex Pharmaceuticals, Inc.	5,969,948	0.4
41,863		Zoetis, Inc.	6,928,327	0.5
			171,847,791	11.7

		Industrials: 3.0%
36,098		3M Co.	6,309,569	0.4
13,568		Illinois Tool Works, Inc.	2,766,244	0.2
24,084		Lockheed Martin Corp.	8,549,338	0.6
13,969		Northrop Grumman Corp.	4,256,634	0.3
1,398		Roper Technologies, Inc.	602,664	0.0
103,140	(1)	Uber Technologies, Inc.	5,260,140	0.4
33,700		Union Pacific Corp.	7,017,014	0.5
46,013		United Parcel Service, Inc. - Class B	7,748,589	0.5
5,303		Waste Management, Inc.	625,383	0.1
			43,135,575	3.0

		Information Technology: 46.4%
62,040		Accenture PLC	16,205,468	1.1
46,823	(1)	Adobe, Inc.	23,417,119	1.6
108,379	(1)	Advanced Micro Devices, Inc.	9,939,438	0.7
4,334		Analog Devices, Inc.	640,262	0.0
1,570,843		Apple, Inc.	208,435,158	14.2
89,162		Applied Materials, Inc.	7,694,681	0.5
12,759	(1)	Atlassian Corp. PLC	2,983,947	0.2
14,210	(1)	Autodesk, Inc.	4,338,881	0.3
35,968		Automatic Data Processing, Inc.	6,337,562	0.4
36,443		Broadcom, Inc.	15,956,567	1.1
3,690		Cognizant Technology Solutions Corp.	302,395	0.0
1,533	(1)	Dell Technologies, Inc.	112,354	0.0
16,478	(1)	Fiserv, Inc.	1,876,185	0.1
24,523		Intuit, Inc.	9,315,062	0.6
14,106		Lam Research Corp.	6,661,841	0.5
85,870		Mastercard, Inc. - Class A	30,650,438	2.1
728,898		Microsoft Corp.	162,121,493	11.1
57,460		Nvidia Corp.	30,005,612	2.1
161,404		Oracle Corp.	10,441,225	0.7
114,309	(1)	PayPal Holdings, Inc.	26,771,168	1.8
109,544		Qualcomm, Inc.	16,687,933	1.1
79,110	(1)	Salesforce.com, Inc.	17,604,348	1.2
18,921	(1)	ServiceNow, Inc.	10,414,686	0.7
35,943	(1)	Square, Inc.	7,822,634	0.5
44,494		Texas Instruments, Inc.	7,302,800	0.5

See Accompanying Notes to Financial Statements

31

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

164,344		Visa, Inc. - Class A	35,946,963	2.5
7,824	(1),(2)	VMware, Inc.	1,097,394	0.1
17,118	(1)	Workday, Inc.	4,101,644	0.3
16,252	(1)	Zoom Video Communications, Inc.	5,482,125	0.4
			680,667,383	46.4

		Materials: 0.5%
2,731		Air Products & Chemicals, Inc.	746,164	0.0
4,826		Ecolab, Inc.	1,044,153	0.1
8,016		Sherwin-Williams Co.	5,891,039	0.4
			7,681,356	0.5

		Real Estate: 1.7%
42,932		American Tower Corp.	9,636,517	0.7
37,724		Crown Castle International Corp.	6,005,283	0.4
8,642		Equinix, Inc.	6,171,944	0.4
9,578		Public Storage, Inc.	2,211,847	0.2
1,452		SBA Communications Corp.	409,653	0.0
			24,435,244	1.7

		Total Common Stock
		(Cost $527,013,293)	1,462,108,750	99.7

EXCHANGE-TRADED FUNDS: 0.3%
39,249		iShares Russell Top 200 Growth ETF	5,221,687	0.3

		Total Exchange-Traded Funds
		(Cost $5,152,216)	5,221,687	0.3

		Total Long-Term Investments
		(Cost $532,165,509)	1,467,330,437	100.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
		Repurchase Agreements: 0.1%
185,354	(3)	Nomura Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $185,355, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $189,061, due 01/31/21-01/15/56)	185,354	0.0
1,000,000	(3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.1

		Total Repurchase Agreements
		(Cost $1,185,354)	1,185,354	0.1

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.2%
2,686,034	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
		(Cost $2,686,034)	2,686,034	0.2

		Total Short-Term Investments
		(Cost $3,871,388)	3,871,388	0.3

		Total Investments in Securities (Cost $536,036,897)	$1,471,201,825	100.3
		Liabilities in Excess of Other Assets	(4,488,328)	(0.3)
		Net Assets	$1,466,713,497	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

 See Accompanying Notes to Financial Statements

32

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Communication Services: 12.1%
33,479		Activision Blizzard, Inc.	$ 3,108,525	0.3
13,169	(1)	Alphabet, Inc. - Class A	23,080,516	2.0
12,756	(1)	Alphabet, Inc. - Class C	22,346,981	1.9
312,835		AT&T, Inc.	8,997,134	0.8
6,352	(1)	Charter Communications, Inc.	4,202,166	0.3
198,795		Comcast Corp. – Class A	10,416,858	0.9
12,507		Electronic Arts, Inc.	1,796,005	0.1
105,345	(1)	Facebook, Inc.- Class A	28,776,040	2.5
18,657	(1)	NetFlix, Inc.	10,088,400	0.9
24,122	(1)	T-Mobile US, Inc.	3,252,852	0.3
181,779		Verizon Communications, Inc.	10,679,516	0.9
79,287		Walt Disney Co.	14,365,219	1.2
			141,110,212	12.1

		Consumer Discretionary: 12.5%
18,602	(1)	Amazon.com, Inc.	60,585,412	5.2
1,793	(1)	Booking Holdings, Inc.	3,993,495	0.3
11,036		Dollar General Corp.	2,320,871	0.2
28,775		eBay, Inc.	1,445,944	0.1
54,778		General Motors Co.	2,280,956	0.2
47,126		Home Depot, Inc.	12,517,608	1.1
14,544		Las Vegas Sands Corp.	866,823	0.1
33,157		Lowe's Cos, Inc.	5,322,030	0.5
11,773		Marriott International, Inc.	1,553,094	0.1
32,659		McDonald's Corp.	7,007,968	0.6
53,773		Nike, Inc. - Class B	7,607,266	0.7
15,306		Ross Stores, Inc.	1,879,730	0.2
51,272		Starbucks Corp.	5,485,079	0.5
21,921		Target Corp.	3,869,714	0.3
33,173	(1)	Tesla, Inc.	23,409,191	2.0
52,556		TJX Cos., Inc.	3,589,049	0.3
13,204		Yum! Brands, Inc.	1,433,426	0.1
			145,167,656	12.5

		Consumer Staples: 6.8%
81,578		Altria Group, Inc.	3,344,698	0.3
169,592		Coca-Cola Co.	9,300,425	0.8
36,960		Colgate-Palmolive Co.	3,160,450	0.3
6,990		Constellation Brands, Inc.	1,531,159	0.1
19,358		Costco Wholesale Corp.	7,293,707	0.6
9,714		Estee Lauder Cos., Inc.	2,585,770	0.2
26,602		General Mills, Inc.	1,564,198	0.1
19,569		Keurig Dr Pepper, Inc.	626,208	0.1
14,891		Kimberly-Clark Corp.	2,007,754	0.2
28,366		Kraft Heinz Co.	983,166	0.1
61,939		Mondelez International, Inc.	3,621,573	0.3
16,174	(1)	Monster Beverage Corp.	1,495,772	0.1
60,891		PepsiCo, Inc.	9,030,135	0.8
68,261		Philip Morris International, Inc.	5,651,328	0.5
106,910		Procter & Gamble Co.	14,875,457	1.3
21,244		Sysco Corp.	1,577,579	0.1
31,733		Walgreens Boots Alliance, Inc.	1,265,512	0.1
61,133		Walmart, Inc.	8,812,322	0.8
			78,727,213	6.8

		Energy: 2.0%
84,497		Chevron Corp.	7,135,772	0.6
47,103		ConocoPhillips	1,883,649	0.2
25,527		EOG Resources, Inc.	1,273,031	0.1
185,671		Exxon Mobil Corp.	7,653,358	0.7
85,255		Kinder Morgan, Inc.	1,165,436	0.1
19,123		Phillips 66	1,337,463	0.1
60,858		Schlumberger NV	1,328,530	0.1
17,859		Valero Energy Corp.	1,010,284	0.1
			22,787,523	2.0

		Financials: 10.1%
30,463		Aflac, Inc.	1,354,690	0.1
13,300		Allstate Corp.	1,462,069	0.1
28,682		American Express Co.	3,467,941	0.3
37,781		American International Group, Inc.	1,430,389	0.1
9,938		Aon PLC	2,099,601	0.2
339,330		Bank of America Corp.	10,285,092	0.9
35,000		Bank of New York Mellon Corp.	1,485,400	0.1
82,528	(1)	Berkshire Hathaway, Inc. – Class B	19,135,767	1.7
6,456		Blackrock, Inc.	4,658,262	0.4
19,840		Capital One Financial Corp.	1,961,184	0.2
60,408		Charles Schwab Corp.	3,204,040	0.3
19,713		Chubb Ltd.	3,034,225	0.3
91,343		Citigroup, Inc.	5,632,210	0.5
15,566		CME Group, Inc.	2,833,790	0.3
14,529		Goldman Sachs Group, Inc.	3,831,443	0.3
24,286		Intercontinental Exchange, Inc.	2,799,933	0.2
132,883		JPMorgan Chase & Co.	16,885,443	1.5
22,190		Marsh & McLennan Cos., Inc.	2,596,230	0.2
33,718		Metlife, Inc.	1,583,060	0.1
7,122		Moody's Corp.	2,067,089	0.2
58,466		Morgan Stanley	4,006,675	0.4
18,597		PNC Financial Services Group, Inc.	2,770,953	0.2
25,632		Progressive Corp.	2,534,492	0.2
4,798	(1),(2)	Rocket Cos, Inc.	97,016	0.0
10,562		S&P Global, Inc.	3,472,046	0.3
11,081		Travelers Cos, Inc.	1,555,440	0.1
59,066		Truist Financial Corp.	2,831,033	0.3
59,604		US Bancorp	2,776,950	0.2
164,719		Wells Fargo & Co.	4,971,220	0.4
			116,823,683	10.1

		Health Care: 13.6%
75,829		Abbott Laboratories	8,302,517	0.7
77,284		AbbVie, Inc.	8,280,981	0.7
25,556		Amgen, Inc.	5,875,835	0.5
10,919		Anthem, Inc.	3,505,982	0.3
22,328		Baxter International, Inc.	1,791,599	0.2
12,102		Becton Dickinson & Co.	3,028,162	0.3
6,725	(1)	Biogen, Inc.	1,646,683	0.1
62,662	(1)	Boston Scientific Corp.	2,252,699	0.2
99,321		Bristol-Myers Squibb Co.	6,160,882	0.5

See Accompanying Notes to Financial Statements

33

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

25,178	(1)	Centene Corp.	1,511,435	0.1
15,543		Cigna Corp.	3,235,742	0.3
57,344		CVS Health Corp.	3,916,595	0.3
27,464		Danaher Corp.	6,100,853	0.5
4,030	(1)	DexCom, Inc.	1,489,972	0.1
27,041	(1)	Edwards Lifesciences Corp.	2,466,950	0.2
36,952		Eli Lilly & Co.	6,238,976	0.5
55,083		Gilead Sciences, Inc.	3,209,136	0.3
11,685		HCA Healthcare, Inc.	1,921,715	0.2
5,796		Humana, Inc.	2,377,925	0.2
6,434	(1)	Illumina, Inc.	2,380,580	0.2
5,077	(1)	Intuitive Surgical, Inc.	4,153,494	0.4
115,683		Johnson & Johnson	18,206,191	1.6
58,845		Medtronic PLC	6,893,103	0.6
110,829		Merck & Co., Inc.	9,065,812	0.8
243,961		Pfizer, Inc.	8,980,204	0.8
4,241	(1)	Regeneron Pharmaceuticals, Inc.	2,048,869	0.2
15,193		Stryker Corp.	3,722,893	0.3
17,326		Thermo Fisher Scientific, Inc.	8,070,104	0.7
41,414		UnitedHealth Group, Inc.	14,523,062	1.3
11,385	(1)	Vertex Pharmaceuticals, Inc.	2,690,731	0.2
20,849		Zoetis, Inc.	3,450,509	0.3
			157,500,191	13.6

		Industrials: 6.5%
24,651		3M Co.	4,308,748	0.4
23,425		Boeing Co.	5,014,356	0.4
23,750		Caterpillar, Inc.	4,322,975	0.4
33,447		CSX Corp.	3,035,315	0.3
12,366		Deere & Co.	3,327,072	0.3
17,535		Eaton Corp. PLC	2,106,655	0.2
26,093		Emerson Electric Co.	2,097,094	0.2
10,594		FedEx Corp.	2,750,414	0.2
11,119		General Dynamics Corp.	1,654,730	0.1
381,184		General Electric Co.	4,116,787	0.3
30,802		Honeywell International, Inc.	6,551,585	0.6
13,804		Illinois Tool Works, Inc.	2,814,360	0.2
9,190		L3Harris Technologies, Inc.	1,737,094	0.1
10,855		Lockheed Martin Corp.	3,853,308	0.3
11,224		Norfolk Southern Corp.	2,666,935	0.2
6,851		Northrop Grumman Corp.	2,087,637	0.2
62,532		Raytheon Technologies Corp.	4,471,663	0.4
4,564		Roper Technologies, Inc.	1,967,495	0.2
60,451	(1)	Uber Technologies, Inc.	3,083,001	0.3
29,782		Union Pacific Corp.	6,201,208	0.5
31,422		United Parcel Service, Inc. - Class B	5,291,465	0.5
18,513		Waste Management, Inc.	2,183,238	0.2
			75,643,135	6.5

		Information Technology: 30.4%
27,962		Accenture PLC	7,303,954	0.6
21,104	(1)	Adobe, Inc.	10,554,532	0.9
52,524	(1)	Advanced Micro Devices, Inc.	4,816,976	0.4
16,129		Analog Devices, Inc.	2,382,737	0.2
708,000		Apple, Inc.	93,944,520	8.1
40,187		Applied Materials, Inc.	3,468,138	0.3
5,750	(1)	Atlassian Corp. PLC	1,344,753	0.1
9,616	(1)	Autodesk, Inc.	2,936,149	0.3
18,850		Automatic Data Processing, Inc.	3,321,370	0.3
17,326		Broadcom, Inc.	7,586,189	0.7
186,290		Cisco Systems, Inc.	8,336,477	0.7
23,422		Cognizant Technology Solutions Corp.	1,919,433	0.2
11,331	(1)	Dell Technologies, Inc.	830,449	0.1
27,083		Fidelity National Information Services, Inc.	3,831,161	0.3
25,176	(1)	Fiserv, Inc.	2,866,539	0.2
13,053		Global Payments, Inc.	2,811,877	0.2
179,983		Intel Corp.	8,966,753	0.8
38,974		International Business Machines Corp.	4,906,047	0.4
11,053		Intuit, Inc.	4,198,482	0.4
6,358		Lam Research Corp.	3,002,693	0.3
38,703		Mastercard, Inc. - Class A	13,814,649	1.2
48,775	(1)	Micron Technology, Inc.	3,666,905	0.3
328,524		Microsoft Corp.	73,070,308	6.3
25,898		Nvidia Corp.	13,523,936	1.2
82,667		Oracle Corp.	5,347,728	0.5
51,520	(1)	PayPal Holdings, Inc.	12,065,984	1.0
49,373		Qualcomm, Inc.	7,521,483	0.6
38,464	(1)	Salesforce.com, Inc.	8,559,394	0.7
8,528	(1)	ServiceNow, Inc.	4,694,067	0.4
16,200	(1)	Square, Inc.	3,525,768	0.3
40,269		Texas Instruments, Inc.	6,609,351	0.6
74,072		Visa, Inc. - Class A	16,201,769	1.4
3,526	(1),(2)	VMware, Inc.	494,557	0.0
7,715	(1)	Workday, Inc.	1,848,591	0.2
7,325	(1)	Zoom Video Communications, Inc.	2,470,869	0.2
			352,744,588	30.4

		Materials: 1.7%
9,684		Air Products & Chemicals, Inc.	2,645,863	0.2
32,527		Dow, Inc.	1,805,249	0.2
32,228		DuPont de Nemours, Inc.	2,291,733	0.2
10,922		Ecolab, Inc.	2,363,084	0.2
23,042		Linde PLC	6,071,797	0.5
35,202		Newmont Corp.	2,108,248	0.2
3,613		Sherwin-Williams Co.	2,655,230	0.2
3,612		Southern Copper Corp.	235,213	0.0
			20,176,417	1.7

		Real Estate: 1.5%
19,350		American Tower Corp.	4,343,301	0.4
18,224		Crown Castle International Corp.	2,901,078	0.3
12,234		Digital Realty Trust, Inc.	1,706,765	0.1
3,895		Equinix, Inc.	2,781,731	0.2
32,283		ProLogis, Inc.	3,217,324	0.3
6,606		Public Storage, Inc.	1,525,524	0.1
4,844		SBA Communications Corp.	1,366,638	0.1
			17,842,361	1.5

		Utilities: 1.7%
21,769		American Electric Power Co., Inc.	1,812,705	0.2
35,749		Dominion Energy, Inc.	2,688,325	0.2
32,218		Duke Energy Corp.	2,949,880	0.2
42,674		Exelon Corp.	1,801,696	0.2

See Accompanying Notes to Financial Statements

34

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

85,875	NextEra Energy, Inc.	6,625,256	0.6
12,701	Sempra Energy	1,618,235	0.1
46,317	Southern Co.	2,845,253	0.2
		20,341,350	1.7

	Total Common Stock
	(Cost $304,533,355)	1,148,864,329	98.9

EXCHANGE-TRADED FUNDS: 0.8%
106,708	iShares Russell Top 200 ETF	9,634,665	0.8

	Total Exchange-Traded Funds
	(Cost $9,593,561)	9,634,665	0.8

	Total Long-Term Investments
	(Cost $314,126,916)	1,158,498,994	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 0.1%
595,429	(3) Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $595,434, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $607,338, due 09/15/21-01/01/51)
	(Cost $595,429)	595,429	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
11,729,043	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $11,729,043)	11,729,043	1.0

	Total Short-Term Investments
	(Cost $12,324,472)	12,324,472	1.1

	Total Investments in Securities (Cost $326,451,388)	$1,170,823,466	100.8
	Liabilities in Excess of Other Assets	(9,457,523)	(0.8)
	Net Assets	$1,161,365,943	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

35

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 12.5%
35,440		Activision Blizzard, Inc.	$ 3,290,604	0.4
5,162	(1)	Alphabet, Inc. - Class A	9,047,128	1.0
5,000	(1)	Alphabet, Inc. - Class C	8,759,400	1.0
547,377		AT&T, Inc.	15,742,562	1.8
1,078	(1)	Charter Communications, Inc.	713,151	0.1
347,838		Comcast Corp. – Class A	18,226,711	2.1
18,843		Electronic Arts, Inc.	2,705,855	0.3
42,207		T-Mobile US, Inc.	5,691,614	0.7
318,065		Verizon Communications, Inc.	18,686,319	2.2
138,731		Walt Disney Co.	25,135,282	2.9
			107,998,626	12.5

		Consumer Discretionary: 5.1%
4,330		eBay, Inc.	217,583	0.0
95,846		General Motors Co.	3,991,027	0.4
41,229		Home Depot, Inc.	10,951,247	1.3
14,582		Las Vegas Sands Corp.	869,087	0.1
20,599		Marriott International, Inc.	2,717,420	0.3
48,972		McDonald's Corp.	10,508,412	1.2
5,115		Ross Stores, Inc.	628,173	0.1
37,949		Starbucks Corp.	4,059,784	0.5
38,355		Target Corp.	6,770,808	0.8
17,472		TJX Cos., Inc.	1,193,163	0.1
21,371		Yum! Brands, Inc.	2,320,036	0.3
			44,226,740	5.1

		Consumer Staples: 9.5%
80,505		Altria Group, Inc.	3,300,705	0.4
122,554		Coca-Cola Co.	6,720,861	0.8
64,670		Colgate-Palmolive Co.	5,529,932	0.6
12,231		Constellation Brands, Inc.	2,679,201	0.3
3,963		Costco Wholesale Corp.	1,493,179	0.2
1,802		Estee Lauder Cos., Inc.	479,674	0.0
46,547		General Mills, Inc.	2,736,964	0.3
34,240		Keurig Dr Pepper, Inc.	1,095,680	0.1
26,055		Kimberly-Clark Corp.	3,512,996	0.4
49,633		Kraft Heinz Co.	1,720,280	0.2
108,377		Mondelez International, Inc.	6,336,803	0.7
28,340		PepsiCo, Inc.	4,202,822	0.5
119,439		Philip Morris International, Inc.	9,888,355	1.1
103,446		Procter & Gamble Co.	14,393,476	1.7
10,705		Sysco Corp.	794,953	0.1
55,525		Walgreens Boots Alliance, Inc.	2,214,337	0.3
106,967		Walmart, Inc.	15,419,293	1.8
			82,519,511	9.5

		Energy: 4.6%
147,847		Chevron Corp.	12,485,679	1.4
82,418		ConocoPhillips	3,295,896	0.4
44,666		EOG Resources, Inc.	2,227,493	0.3
324,875		Exxon Mobil Corp.	13,391,348	1.5
149,173		Kinder Morgan, Inc.	2,039,195	0.2
33,459		Phillips 66	2,340,122	0.3
106,485		Schlumberger NV	2,324,568	0.3
31,248		Valero Energy Corp.	1,767,699	0.2
			39,872,000	4.6

		Financials: 21.6%
53,302		Aflac, Inc.	2,370,340	0.3
23,272		Allstate Corp.	2,558,291	0.3
50,185		American Express Co.	6,067,868	0.7
66,107		American International Group, Inc.	2,502,811	0.3
593,736		Bank of America Corp.	17,996,138	2.1
61,240		Bank of New York Mellon Corp.	2,599,026	0.3
144,402	(1)	Berkshire Hathaway, Inc. – Class B	33,482,492	3.9
11,296		Blackrock, Inc.	8,150,516	0.9
34,715		Capital One Financial Corp.	3,431,578	0.4
105,697		Charles Schwab Corp.	5,606,169	0.6
34,492		Chubb Ltd.	5,309,009	0.6
159,825		Citigroup, Inc.	9,854,809	1.1
27,237		CME Group, Inc.	4,958,496	0.6
25,422		Goldman Sachs Group, Inc.	6,704,036	0.8
27,537		Intercontinental Exchange, Inc.	3,174,741	0.4
232,509		JPMorgan Chase & Co.	29,544,919	3.4
8,658		Marsh & McLennan Cos., Inc.	1,012,986	0.1
58,997		Metlife, Inc.	2,769,909	0.3
102,299		Morgan Stanley	7,010,550	0.8
32,540		PNC Financial Services Group, Inc.	4,848,460	0.5
31,933		Progressive Corp.	3,157,535	0.4
4,958	(1),(2)	Rocket Cos, Inc.	100,251	0.0
7,577		S&P Global, Inc.	2,490,787	0.3
19,389		Travelers Cos, Inc.	2,721,634	0.3
103,350		Truist Financial Corp.	4,953,565	0.6
104,290		US Bancorp	4,858,871	0.6
288,214		Wells Fargo & Co.	8,698,298	1.0
			186,934,085	21.6

		Health Care: 16.2%
81,731		Abbott Laboratories	8,948,727	1.0
8,114		AbbVie, Inc.	869,415	0.1
14,196		Anthem, Inc.	4,558,194	0.5
22,698		Baxter International, Inc.	1,821,287	0.2
21,175		Becton Dickinson & Co.	5,298,408	0.6
8,201	(1)	Biogen, Inc.	2,008,097	0.2
109,642	(1)	Boston Scientific Corp.	3,941,630	0.5
110,701		Bristol-Myers Squibb Co.	6,866,783	0.8
31,058	(1)	Centene Corp.	1,864,412	0.2
19,854		Cigna Corp.	4,133,206	0.5
100,337		CVS Health Corp.	6,853,017	0.8
48,054		Danaher Corp.	10,674,715	1.2
96,381		Gilead Sciences, Inc.	5,615,157	0.7
9,793		HCA Healthcare, Inc.	1,610,557	0.2
6,277		Humana, Inc.	2,575,265	0.3
175,291		Johnson & Johnson	27,587,298	3.2
102,964		Medtronic PLC	12,061,203	1.4
24,434		Merck & Co., Inc.	1,998,701	0.2
426,866		Pfizer, Inc.	15,712,937	1.8
17,918		Stryker Corp.	4,390,627	0.5
12,520		Thermo Fisher Scientific, Inc.	5,831,566	0.7

See Accompanying Notes to Financial Statements

36

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

12,174		UnitedHealth Group, Inc.	4,269,178	0.5
3,466		Zoetis, Inc.	573,623	0.1
			140,064,003	16.2

		Industrials: 11.4%
14,665		3M Co.	2,563,295	0.3
40,987		Boeing Co.	8,773,677	1.0
41,557		Caterpillar, Inc.	7,564,205	0.9
58,523		CSX Corp.	5,310,962	0.6
21,637		Deere & Co.	5,821,435	0.7
30,682		Eaton Corp. PLC	3,686,136	0.4
45,656		Emerson Electric Co.	3,669,373	0.4
18,537		FedEx Corp.	4,812,576	0.6
19,456		General Dynamics Corp.	2,895,442	0.3
666,969		General Electric Co.	7,203,265	0.8
53,896		Honeywell International, Inc.	11,463,679	1.3
13,453		Illinois Tool Works, Inc.	2,742,798	0.3
16,080		L3Harris Technologies, Inc.	3,039,442	0.4
19,640		Norfolk Southern Corp.	4,666,660	0.5
971		Northrop Grumman Corp.	295,883	0.0
109,415		Raytheon Technologies Corp.	7,824,267	0.9
6,883		Roper Technologies, Inc.	2,967,192	0.4
24,433	(1)	Uber Technologies, Inc.	1,246,083	0.2
25,534		Union Pacific Corp.	5,316,690	0.6
18,693		United Parcel Service, Inc. - Class B	3,147,901	0.4
28,215		Waste Management, Inc.	3,327,395	0.4
			98,338,356	11.4

		Information Technology: 9.3%
6,433	(1)	Advanced Micro Devices, Inc.	589,970	0.1
24,807		Analog Devices, Inc.	3,664,738	0.4
5,620	(1)	Autodesk, Inc.	1,716,011	0.2
4,618		Automatic Data Processing, Inc.	813,692	0.1
1,576		Broadcom, Inc.	690,052	0.1
325,957		Cisco Systems, Inc.	14,586,576	1.7
38,072		Cognizant Technology Solutions Corp.	3,120,000	0.4
18,617	(1)	Dell Technologies, Inc.	1,364,440	0.1
47,389		Fidelity National Information Services, Inc.	6,703,648	0.8
31,056	(1)	Fiserv, Inc.	3,536,036	0.4
22,840		Global Payments, Inc.	4,920,193	0.6
314,922		Intel Corp.	15,689,414	1.8
68,194		International Business Machines Corp.	8,584,261	1.0
85,343	(1)	Micron Technology, Inc.	6,416,087	0.7
17,357		Oracle Corp.	1,122,824	0.1
4,913	(1)	Salesforce.com, Inc.	1,093,290	0.1
35,371		Texas Instruments, Inc.	5,805,442	0.7
			80,416,674	9.3

		Materials: 3.4%
14,793		Air Products & Chemicals, Inc.	4,041,743	0.5
56,914		Dow, Inc.	3,158,727	0.4
56,391		DuPont de Nemours, Inc.	4,009,964	0.5
15,307		Ecolab, Inc.	3,311,823	0.4
40,317		Linde PLC	10,623,933	1.2
61,595		Newmont Corp.	3,688,925	0.4
6,320		Southern Copper Corp.	411,558	0.0
			29,246,673	3.4

		Real Estate: 1.4%
2,136		Crown Castle International Corp.	340,030	0.0
21,407		Digital Realty Trust, Inc.	2,986,490	0.4
56,486		ProLogis, Inc.	5,629,395	0.7
4,011		Public Storage, Inc.	926,260	0.1
7,331		SBA Communications Corp.	2,068,295	0.2
			11,950,470	1.4

		Utilities: 4.1%
38,090		American Electric Power Co., Inc.	3,171,754	0.4
62,551		Dominion Energy, Inc.	4,703,835	0.5
56,373		Duke Energy Corp.	5,161,512	0.6
74,668		Exelon Corp.	3,152,483	0.4
150,258		NextEra Energy, Inc.	11,592,405	1.3
22,223		Sempra Energy	2,831,433	0.3
81,042		Southern Co.	4,978,410	0.6
			35,591,832	4.1

	Total Common Stock
	(Cost $693,183,945)		857,158,970	99.1

EXCHANGE-TRADED FUNDS: 0.0%
4,189		iShares Russell Top 200 Value ETF	242,543	0.0

	Total Exchange-Traded Funds
	(Cost $237,808)		242,543	0.0

	Total Long-Term Investments
	(Cost $693,421,753)		857,401,513	99.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
		Repurchase Agreements: 0.0%
94,314	(3)	Bank of America Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $94,315, collateralized by various U.S. Government Agency Obligations, 1.500%-3.500%, Market Value plus accrued interest $96,200, due 02/01/48-01/01/51)
		(Cost $94,314)	94,314	0.0

See Accompanying Notes to Financial Statements

37

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
1,411,008	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $1,411,008)	1,411,008	0.2

	Total Short-Term Investments
	(Cost $1,505,322)	1,505,322	0.2

	Total Investments in Securities (Cost $694,927,075)	$858,906,835	99.3
	Assets in Excess of Other Liabilities	6,395,069	0.7
	Net Assets	$865,301,904	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

38

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.2%
		Communication Services: 6.7%
59,998	(1)	Altice USA, Inc.	$ 2,272,124	0.3
1,095		Cable One, Inc.	2,439,353	0.4
15,370	(1)	IAC/InterActiveCorp	2,910,310	0.4
1,972	(1)	Liberty Media Corp. - SiriusXM A	85,171	0.0
4,144	(1)	Liberty Media Corp. - SiriusXM C	180,305	0.0
29,064	(1)	Live Nation Entertainment, Inc.	2,135,623	0.3
45,895	(1)	Match Group, Inc.	6,938,865	1.0
5,826		Nexstar Media Group, Inc.	636,141	0.1
68,343	(1)	Pinterest, Inc.	4,503,804	0.7
22,328	(1)	Roku, Inc.	7,413,343	1.1
141,140	(2)	Sirius XM Holdings, Inc.	899,062	0.1
26,837	(1)	Spotify Technology SA	8,444,530	1.2
21,612	(1)	Take-Two Interactive Software, Inc.	4,490,757	0.7
9,405		World Wrestling Entertainment, Inc.	451,910	0.1
1,319	(1)	Zillow Group, Inc. - Class A	179,305	0.0
3,264	(1)	Zillow Group, Inc. - Class C	423,667	0.1
149,600	(1)	Zynga, Inc. - Class A	1,476,552	0.2
			45,880,822	6.7

		Consumer Discretionary: 10.4%
2,828	(1)	Autozone, Inc.	3,352,424	0.5
8,468		Best Buy Co., Inc.	845,022	0.1
6,248		BorgWarner, Inc.	241,423	0.0
8,514	(1)	Bright Horizons Family Solutions, Inc.	1,472,837	0.2
11,905	(1)	Burlington Stores, Inc.	3,113,753	0.5
2,500	(1)	Carmax, Inc.	236,150	0.0
11,446	(1)	Carvana Co.	2,741,775	0.4
24,807	(1)	Chegg, Inc.	2,240,816	0.3
5,709	(1)	Chipotle Mexican Grill, Inc.	7,916,727	1.2
22,996	(1)	Dollar Tree, Inc.	2,484,488	0.4
7,984		Domino's Pizza, Inc.	3,061,545	0.4
24,187	(1)	Etsy, Inc.	4,303,109	0.6
3,103		Expedia Group, Inc.	410,837	0.1
11,186	(1)	Five Below, Inc.	1,957,326	0.3
19,227	(1)	Floor & Decor Holdings, Inc.	1,785,227	0.3
2,946	(1)	frontdoor, Inc.	147,919	0.0
1,809	(1)	GrubHub, Inc.	134,354	0.0
27,789		H&R Block, Inc.	440,734	0.1
3,536	(1),(2)	Leslie's, Inc.	98,124	0.0
23,291	(1)	Lululemon Athletica, Inc.	8,105,967	1.2
41,830	(1)	Mattel, Inc.	729,933	0.1
70	(1)	NVR, Inc.	285,590	0.0
9,928	(1)	Ollie's Bargain Outlet Holdings, Inc.	811,813	0.1
14,646	(1)	O'Reilly Automotive, Inc.	6,628,340	1.0
12,656	(1)	Peloton Interactive, Inc.	1,920,168	0.3
9,548	(1)	Planet Fitness, Inc.	741,211	0.1
1,226		Polaris, Inc.	116,813	0.0
7,945		Pool Corp.	2,959,512	0.4
28,695	(1)	Tempur Sealy International, Inc.	774,765	0.1
23,686		Tractor Supply Co.	3,329,778	0.5
10,263	(1)	Ulta Beauty, Inc.	2,947,123	0.4
658		Vail Resorts, Inc.	183,556	0.0
3,833		VF Corp.	327,377	0.1
4,376	(1)	Vroom, Inc.	179,285	0.0
13,234	(1),(2)	Wayfair, Inc.	2,988,370	0.4
36,737		Wendy's Company	805,275	0.1
2,566		Williams-Sonoma, Inc.	261,321	0.0
4,954		Wynn Resorts Ltd.	558,960	0.1
5,665		Yum China Holdings, Inc.	323,415	0.1
			71,963,162	10.4

		Consumer Staples: 3.5%
3,491	(2)	Albertsons Cos, Inc.	61,372	0.0
8,535	(1),(2)	Beyond Meat, Inc.	1,066,875	0.1
1,824	(1)	Boston Beer Co., Inc.	1,813,585	0.3
7,877		Brown-Forman Corp. - Class A	578,723	0.1
31,538		Brown-Forman Corp. - Class B	2,505,063	0.4
19,916		Campbell Soup Co.	962,938	0.1
50,917		Church & Dwight Co., Inc.	4,441,490	0.6
18,336		Clorox Co.	3,702,405	0.5
10,087		Energizer Holdings, Inc.	425,470	0.1
7,959	(1)	Grocery Outlet Holding Corp.	312,391	0.0
2,468	(1)	Herbalife Nutrition Ltd.	118,587	0.0
23,345		Hershey Co.	3,556,144	0.5
17,440		Kellogg Co.	1,085,291	0.2
6,847		Lamb Weston Holdings, Inc.	539,133	0.1
28,418		McCormick & Co., Inc.	2,716,761	0.4
3,346	(1)	Pilgrim's Pride Corp.	65,615	0.0
2,730		Reynolds Consumer Products, Inc.	82,009	0.0
20,357	(1)	Sprouts Farmers Market, Inc.	409,176	0.1
			24,443,028	3.5

		Energy: 0.4%
47,416	(1)	Cheniere Energy, Inc.	2,846,382	0.4
7,691		Equitrans Midstream Corp.	61,836	0.0
			2,908,218	0.4

		Financials: 3.5%
261		Alleghany Corp.	157,563	0.0
17,336		Apollo Global Management, Inc.	849,117	0.1
20,095		Ares Management Corp.	945,470	0.2
1,512		Axis Capital Holdings Ltd.	76,190	0.0
2,559		Brown & Brown, Inc.	121,322	0.0
2,273		Carlyle Group, Inc./The	71,463	0.0
4,815		Cboe Global Markets, Inc.	448,373	0.1
135	(1),(2)	Credit Acceptance Corp.	46,729	0.0
2,945		Erie Indemnity Co.	723,292	0.1
7,609		Factset Research Systems, Inc.	2,529,993	0.4
839	(1)	GoHealth, Inc.	11,461	0.0
2,112	(1),(2)	LendingTree, Inc.	578,244	0.1
4,893		Lincoln National Corp.	246,167	0.0

See Accompanying Notes to Financial Statements

39

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

1,277		LPL Financial Holdings, Inc.	133,089	0.0
7,557		MarketAxess Holdings, Inc.	4,311,722	0.6
3,718		Morningstar, Inc.	860,977	0.1
16,693		MSCI, Inc. - Class A	7,453,925	1.1
5,009		Primerica, Inc.	670,855	0.1
3,504		RenaissanceRe Holdings Ltd.	581,033	0.1
17,712		SLM Corp.	219,452	0.0
11,781		T. Rowe Price Group, Inc.	1,783,526	0.3
14,576		Tradeweb Markets, Inc.	910,271	0.1
11,584		Virtu Financial, Inc.	291,569	0.1
			24,021,803	3.5

		Health Care: 21.7%
11,766	(1)	10X Genomics, Inc.	1,666,066	0.2
9,073	(1)	Abiomed, Inc.	2,941,467	0.4
22,670	(1)	Acadia Pharmaceuticals, Inc.	1,211,938	0.2
9,897	(1)	Acceleron Pharma, Inc.	1,266,222	0.2
15,617	(1)	Adaptive Biotechnologies Corp.	923,433	0.1
5,454		Agilent Technologies, Inc.	646,244	0.1
1,208	(1)	Agios Pharmaceuticals, Inc.	52,343	0.0
6,715	(1)	Alexion Pharmaceuticals, Inc.	1,049,152	0.2
16,002	(1)	Align Technology, Inc.	8,551,149	1.2
23,655	(1)	Alnylam Pharmaceuticals, Inc.	3,074,440	0.4
6,560	(1)	Amedisys, Inc.	1,924,245	0.3
6,477	(1),(2)	American Well Corp.	164,062	0.0
14,336		AmerisourceBergen Corp.	1,401,487	0.2
101,468	(1)	Avantor, Inc.	2,856,324	0.4
1,417	(1),(2)	Berkeley Lights, Inc.	126,694	0.0
33,572	(1)	BioMarin Pharmaceutical, Inc.	2,943,929	0.4
7,316		Bio-Techne Corp.	2,323,196	0.3
6,069	(1)	Bluebird Bio, Inc.	262,606	0.0
8,990		Bruker Corp.	486,629	0.1
59,952		Cardinal Health, Inc.	3,211,029	0.5
62,373		Cerner Corp.	4,895,033	0.7
36,497	(1)	Change Healthcare, Inc.	680,669	0.1
8,868	(1)	Charles River Laboratories International, Inc.	2,215,758	0.3
3,176		Chemed Corp.	1,691,569	0.2
1,208		Cooper Cos., Inc.	438,891	0.1
2,608	(1)	DaVita, Inc.	306,179	0.0
9,116		Encompass Health Corp.	753,802	0.1
26,472	(1)	Exact Sciences Corp.	3,507,275	0.5
22,903	(1)	Exelixis, Inc.	459,663	0.1
12,155	(1)	Global Blood Therapeutics, Inc.	526,433	0.1
16,827	(1)	Guardant Health, Inc.	2,168,664	0.3
9,521	(1)	Haemonetics Corp.	1,130,619	0.2
1,606		Hill-Rom Holdings, Inc.	157,340	0.0
36,681	(1)	Hologic, Inc.	2,671,477	0.4
37,008	(1)	Horizon Therapeutics Plc	2,707,135	0.4
1,072	(1)	ICU Medical, Inc.	229,933	0.0
17,246	(1)	Idexx Laboratories, Inc.	8,620,758	1.2
37,323	(1)	Incyte Corp., Ltd.	3,246,355	0.5
13,441	(1)	Insulet Corp.	3,435,923	0.5
13,169	(1)	Ionis Pharmaceuticals, Inc.	744,575	0.1
28,228	(1)	Iovance Biotherapeutics, Inc.	1,309,779	0.2
14,772	(1)	IQVIA Holdings, Inc.	2,646,699	0.4
1,093	(1)	Laboratory Corp. of America Holdings	222,480	0.0
10,013	(1)	Masimo Corp.	2,687,289	0.4
24,678		McKesson Corp.	4,291,998	0.6
4,545	(1)	Mettler Toledo International, Inc.	5,179,846	0.8
58,524	(1)	Moderna, Inc.	6,114,002	0.9
8,093	(1)	Molina Healthcare, Inc.	1,721,219	0.3
18,848	(1)	Neurocrine Biosciences, Inc.	1,806,581	0.3
20,641	(1)	Novocure Ltd.	3,571,719	0.5
2,496	(1)	Oak Street Health, Inc.	152,655	0.0
6,753	(1),(2)	Penumbra, Inc.	1,181,775	0.2
4,425		PerkinElmer, Inc.	634,988	0.1
27,702	(1)	PPD, Inc.	947,962	0.1
11,010	(1)	PRA Health Sciences, Inc.	1,381,094	0.2
7,614	(1)	Quidel Corp.	1,367,855	0.2
4,407	(1)	Reata Pharmaceuticals, Inc.	544,793	0.1
10,700	(1)	Repligen Corp.	2,050,441	0.3
29,383		Resmed, Inc.	6,245,650	0.9
9,519	(2)	Royalty Pharma PLC	476,426	0.1
776	(1)	Sage Therapeutics, Inc.	67,132	0.0
15,432	(1)	Sarepta Therapeutics, Inc.	2,631,002	0.4
25,977	(1)	Seagen, Inc.	4,549,612	0.7
918		STERIS Public Ltd. Co.	173,998	0.0
1,646	(1)	Syneos Health, Inc.	112,142	0.0
11,048	(1)	Tandem Diabetes Care, Inc.	1,057,073	0.2
20,603	(1),(2)	Teladoc Health, Inc.	4,119,776	0.6
5,987		Teleflex, Inc.	2,464,070	0.4
2,343	(1)	Varian Medical Systems, Inc.	410,048	0.1
27,724	(1)	Veeva Systems, Inc.	7,547,859	1.1
932	(1)	Waters Corp.	230,595	0.0
15,041		West Pharmaceutical Services, Inc.	4,261,266	0.6
			149,830,530	21.7

		Industrials: 11.6%
12,273		Allegion Public Ltd.	1,428,332	0.2
14,956		Allison Transmission Holdings, Inc.	645,052	0.1
3,612		Armstrong World Industries, Inc.	268,697	0.0
892	(1)	Array Technologies, Inc.	38,481	0.0
12,817	(1)	Axon Enterprise, Inc.	1,570,467	0.2
2,340	(1)	AZEK Co., Inc./The	89,973	0.0
12,493		BWX Technologies, Inc.	753,078	0.1
63,909		Carrier Global Corp.	2,410,647	0.4
4,264		CH Robinson Worldwide, Inc.	400,262	0.1
16,030		Cintas Corp.	5,665,964	0.8
42,061	(1)	Copart, Inc.	5,352,262	0.8
814		CoreLogic, Inc.	62,938	0.0
7,992	(1)	CoStar Group, Inc.	7,386,846	1.1
2,679		Donaldson Co., Inc.	149,702	0.0
8,632	(1),(2)	Dun & Bradstreet Holdings, Inc.	214,937	0.0
18,397		Equifax, Inc.	3,547,677	0.5
21,208		Expeditors International Washington, Inc.	2,017,093	0.3
95,191		Fastenal Co.	4,648,177	0.7

See Accompanying Notes to Financial Statements

40

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

11,418	(1)	Generac Holdings, Inc.	2,596,567	0.4
16,917		Graco, Inc.	1,223,945	0.2
12,811		Heico Corp. - Class A - HEI.A	1,499,656	0.2
7,359		Heico Corp. - HEI	974,332	0.1
770		Huntington Ingalls Industries, Inc.	131,270	0.0
6,547	(1)	IAA, Inc.	425,424	0.1
44,350		IHS Markit Ltd.	3,983,960	0.6
4,640		JB Hunt Transport Services, Inc.	634,056	0.1
6,345		Landstar System, Inc.	854,418	0.1
4,980		Lincoln Electric Holdings, Inc.	578,925	0.1
9,106	(1)	Mercury Systems, Inc.	801,874	0.1
1,655		MSA Safety, Inc.	247,240	0.0
9,616		Nordson Corp.	1,932,335	0.3
17,233		Old Dominion Freight Line	3,363,537	0.5
5,659		Quanta Services, Inc.	407,561	0.1
11,549		Rockwell Automation, Inc.	2,896,605	0.4
39,868		Rollins, Inc.	1,557,643	0.2
19,733		Toro Co.	1,871,478	0.3
2,377	(1)	TransDigm Group, Inc.	1,471,006	0.2
35,472		TransUnion	3,519,532	0.5
23,697	(1)	Trex Co., Inc.	1,983,913	0.3
32,509		Verisk Analytics, Inc.	6,748,543	1.0
44,942		Vertiv Holdings Co.	839,067	0.1
11,798	(1),(2)	Virgin Galactic Holdings, Inc.	279,967	0.0
6,696		WW Grainger, Inc.	2,734,245	0.4
930	(1)	XPO Logistics, Inc.	110,856	0.0
			80,318,540	11.6

		Information Technology: 38.8%
4,608	(1),(2)	2U, Inc.	184,366	0.0
27,003	(1)	Akamai Technologies, Inc.	2,835,045	0.4
2,454	(1)	Allegro MicroSystems, Inc.	65,424	0.0
11,010	(1)	Alteryx, Inc.	1,340,908	0.2
35,485		Amphenol Corp.	4,640,373	0.7
27,251	(1)	Anaplan, Inc.	1,957,984	0.3
17,562	(1)	ANSYS, Inc.	6,389,056	0.9
9,887	(1)	Arista Networks, Inc.	2,872,866	0.4
12,909	(1)	Aspen Technology, Inc.	1,681,397	0.2
16,896	(1)	Avalara, Inc.	2,785,981	0.4
2,096	(1),(2)	BigCommerce Holdings, Inc.	134,458	0.0
14,987	(1)	Bill.com Holdings, Inc.	2,045,725	0.3
31,002	(1)	Black Knight, Inc.	2,739,027	0.4
27,714		Booz Allen Hamilton Holding Corp.	2,416,106	0.4
23,452		Broadridge Financial Solutions, Inc. ADR	3,592,846	0.5
823	(1)	CACI International, Inc.	205,199	0.0
56,519	(1)	Cadence Design Systems, Inc.	7,710,887	1.1
3,185		CDK Global, Inc.	165,079	0.0
29,076		CDW Corp.	3,831,926	0.6
16,600	(1)	Ceridian HCM Holding, Inc.	1,768,896	0.3
6,870		Citrix Systems, Inc.	893,787	0.1
22,341	(1)	Cloudflare, Inc.	1,697,693	0.2
34,334		Cognex Corp.	2,756,505	0.4
4,083	(1)	Coherent, Inc.	612,532	0.1
2,537	(1)	CommScope Holding Co., Inc.	33,996	0.0
14,087	(1)	Coupa Software, Inc.	4,774,225	0.7
22,573	(1)	Crowdstrike Holdings, Inc.	4,781,413	0.7
31,243	(1)	Datadog, Inc.	3,075,561	0.4
2,411	(1)	Datto Holding Corp.	65,097	0.0
36,550	(1)	DocuSign, Inc.	8,125,065	1.2
1,523		Dolby Laboratories, Inc.	147,929	0.0
50,288	(1)	Dropbox, Inc.	1,115,891	0.2
3,863	(1)	Duck Creek Technologies, Inc.	167,268	0.0
37,482	(1)	Dynatrace, Inc.	1,621,846	0.2
13,528	(1)	Elastic NV	1,976,847	0.3
21,649	(1)	Enphase Energy, Inc.	3,798,750	0.6
25,694		Entegris, Inc.	2,469,193	0.4
10,891	(1)	EPAM Systems, Inc.	3,902,790	0.6
7,149	(1)	Everbridge, Inc.	1,065,701	0.2
5,734	(1)	Fair Isaac Corp.	2,930,303	0.4
16,156	(1),(2)	Fastly, Inc.	1,411,550	0.2
10,270	(1)	FireEye, Inc.	236,826	0.0
12,646	(1)	Five9, Inc.	2,205,462	0.3
16,902	(1)	FleetCor Technologies, Inc.	4,611,373	0.7
27,250	(1)	Fortinet, Inc.	4,047,442	0.6
17,733	(1)	Gartner, Inc.	2,840,649	0.4
14,952		Genpact Ltd.	618,415	0.1
7,893	(1)	Globant SA	1,717,596	0.3
34,467	(1)	GoDaddy, Inc.	2,859,038	0.4
3,269	(1)	Guidewire Software, Inc.	420,818	0.1
8,480	(1)	HubSpot, Inc.	3,361,811	0.5
9,795	(1)	Inphi Corp.	1,571,804	0.2
464	(1)	IPG Photonics Corp.	103,839	0.0
5,722		Jabil, Inc.	243,357	0.0
12,231		Jack Henry & Associates, Inc.	1,981,300	0.3
3,119	(1)	Jamf Holding Corp.	93,320	0.0
2,282	(1),(2)	JFrog Ltd.	143,378	0.0
12,883	(1)	Keysight Technologies, Inc.	1,701,715	0.2
31,825		KLA Corp.	8,239,811	1.2
2,674		Leidos Holdings, Inc.	281,091	0.0
1,640	(1)	Lumentum Holdings, Inc.	155,472	0.0
11,560	(1)	Manhattan Associates, Inc.	1,215,881	0.2
18,069		Maxim Integrated Products	1,601,817	0.2
3,754	(2)	McAfee Corp.	62,654	0.0
17,859	(1)	Medallia, Inc.	593,276	0.1
38,409		Microchip Technology, Inc.	5,304,667	0.8
8,422		MKS Instruments, Inc.	1,267,090	0.2
10,438	(1)	MongoDB, Inc.	3,747,660	0.5
8,919		Monolithic Power Systems, Inc.	3,266,405	0.5
3,556		Motorola Solutions, Inc.	604,733	0.1
2,494	(1),(2)	nCino, Inc.	180,591	0.0
24,590		NetApp, Inc.	1,628,842	0.2
10,617	(1)	New Relic, Inc.	694,352	0.1
112,522		NortonLifeLock, Inc.	2,338,207	0.3
39,560	(1)	Nutanix, Inc.	1,260,777	0.2
23,572	(1)	Okta, Inc.	5,993,417	0.9
14,226	(1)	PagerDuty, Inc.	593,224	0.1
19,085	(1)	Palo Alto Networks, Inc.	6,782,618	1.0
51,971		Paychex, Inc.	4,842,658	0.7
10,098	(1)	Paycom Software, Inc.	4,566,820	0.7
7,835	(1)	Paylocity Holding Corp.	1,613,305	0.2
7,261		Pegasystems, Inc.	967,601	0.1

See Accompanying Notes to Financial Statements

41

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

18,348	(1)	Pluralsight, Inc.	384,574	0.1
11,602	(1)	Proofpoint, Inc.	1,582,629	0.2
21,379	(1)	PTC, Inc.	2,557,142	0.4
28,354	(1)	Pure Storage, Inc. - Class A	641,084	0.1
15,730	(1)	RealPage, Inc.	1,372,285	0.2
16,133	(1)	RingCentral, Inc.	6,113,923	0.9
1,533		Science Applications International Corp.	145,083	0.0
78,128	(1)	Slack Technologies, Inc.	3,300,127	0.5
22,871	(1)	Smartsheet, Inc.	1,584,732	0.2
10,011	(1)	SolarEdge Technologies, Inc.	3,194,710	0.5
32,592	(1)	Splunk, Inc.	5,537,055	0.8
9,623		SS&C Technologies Holdings, Inc.	700,073	0.1
41,322	(1)	StoneCo Ltd.	3,467,742	0.5
15,998		Switch, Inc.	261,887	0.0
28,770	(1)	Synopsys, Inc.	7,458,335	1.1
17,000	(1)	Teradata Corp.	381,990	0.1
33,900		Teradyne, Inc.	4,064,271	0.6
8,471	(1)	Trade Desk, Inc./The	6,785,271	1.0
23,882	(1)	Twilio, Inc.	8,084,057	1.2
8,126	(1)	Tyler Technologies, Inc.	3,547,162	0.5
1,401		Ubiquiti, Inc.	390,192	0.1
4,907	(1),(2)	Unity Software, Inc.	753,077	0.1
8,795		Universal Display Corp.	2,021,091	0.3
12,274	(1)	VeriSign, Inc.	2,656,094	0.4
16,300		Western Union Co.	357,622	0.1
776	(1)	WEX, Inc.	157,939	0.0
50,076		Xilinx, Inc.	7,099,275	1.0
9,831	(1)	Zebra Technologies Corp.	3,778,348	0.5
23,656	(1)	Zendesk, Inc.	3,385,647	0.5
14,805	(1)	Zscaler, Inc.	2,956,707	0.4
			268,068,727	38.8

		Materials: 2.1%
48,450		Amcor PLC	570,257	0.1
7,027		Avery Dennison Corp.	1,089,958	0.2
61,216		Ball Corp.	5,704,107	0.8
9,251	(1)	Berry Global Group, Inc.	519,814	0.1
2,736	(1)	Crown Holdings, Inc.	274,147	0.0
5,227		FMC Corp.	600,739	0.1
12,095		Graphic Packaging Holding Co.	204,889	0.0
1,169		NewMarket Corp.	465,601	0.1
9,617		Royal Gold, Inc.	1,022,864	0.2
21,899		RPM International, Inc.	1,987,991	0.3
7,779		Scotts Miracle-Gro Co.	1,549,110	0.2
4,122		WR Grace & Co.	225,968	0.0
			14,215,445	2.1

		Real Estate: 1.4%
4,129		Americold Realty Trust	154,135	0.0
7,222	(2)	Brookfield Property REIT, Inc.	107,897	0.0
5,549		Coresite Realty Corp.	695,179	0.1
14,608		Equity Lifestyle Properties, Inc.	925,563	0.1
18,192		Extra Space Storage, Inc.	2,107,725	0.3
34,339	(2)	Iron Mountain, Inc.	1,012,314	0.2
52,179		Simon Property Group, Inc.	4,449,825	0.7
			9,452,638	1.4

		Utilities: 0.1%
17,293		NRG Energy, Inc.	649,352	0.1

	Total Common Stock
	(Cost $385,513,688)		691,752,265	100.2

EXCHANGE-TRADED FUNDS: 0.3%
17,711		iShares Russell Mid-Cap Growth ETF	1,818,034	0.3

	Total Exchange-Traded Funds
	(Cost $1,847,044)		1,818,034	0.3

	Total Long-Term Investments
	(Cost $387,360,732)		693,570,299	100.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
		Repurchase Agreements: 2.3%
2,738,441	(3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,738,462, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,793,210, due 01/25/21-10/15/62)	2,738,441	0.4
2,683,357	(3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,683,395, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,737,066, due 01/31/21-05/15/49)	2,683,357	0.4
1,563,677	(3)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,563,687, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,594,951, due 01/15/21-01/01/51)	1,563,677	0.2

See Accompanying Notes to Financial Statements

42

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

1,191,344	(3) JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,191,361, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,215,171, due 07/01/22-12/01/50)	1,191,344	0.2
1,223,429	(3) Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,223,446, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,247,916, due 02/18/21-01/15/62)	1,223,429	0.2
3,676,156	(3) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,676,188, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $3,749,679, due 01/05/21-12/20/50)	3,676,156	0.5
2,717,985	(3) State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,718,033, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,779,255, due 07/15/22-02/15/47)	2,717,985	0.4

	Total Repurchase Agreements
	(Cost $15,794,389)	15,794,389	2.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
711,003	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $711,003)	711,003	0.1

	Total Short-Term Investments
	(Cost $16,505,392)	16,505,392	2.4

	Total Investments in Securities (Cost $403,866,124)	$710,075,691	102.9
	Liabilities in Excess of Other Assets	(19,780,284)	(2.9)
	Net Assets	$690,295,407	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

43

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Communication Services: 5.0%
43,296	(1)	Altice USA, Inc.	$ 1,639,620	0.1
790		Cable One, Inc.	1,759,899	0.1
161,791	(2)	CenturyLink, Inc.	1,577,462	0.1
23,072	(1),(2)	Discovery Communications, Inc. - Class A	694,236	0.1
45,883	(1)	Discovery Communications, Inc. - Class C	1,201,676	0.1
36,333	(1)	Dish Network Corp. - Class A	1,175,009	0.1
49,406		Fox Corp. - Class A	1,438,703	0.1
23,361		Fox Corp. - Class B	674,666	0.1
11,091	(1)	IAC/InterActiveCorp	2,100,081	0.2
57,448		Interpublic Group of Cos., Inc.	1,351,177	0.1
6,379		John Wiley & Sons, Inc.	291,265	0.0
3,697	(1)	Liberty Media Corp. - Media A	140,449	0.0
29,303	(1),(2)	Liberty Media Corp. - Media C	1,248,308	0.1
12,293	(1)	Liberty Media Corp. - SiriusXM A	530,935	0.0
25,650	(1)	Liberty Media Corp. - SiriusXM C	1,116,031	0.1
3,657	(1),(2)	Liberty Broadband Corp. - Series A	576,270	0.0
23,636	(1)	Liberty Broadband Corp. - Series C	3,743,233	0.3
8,633	(1)	Lions Gate Entertainment Corp. - Class A	98,157	0.0
17,152	(1)	Lions Gate Entertainment Corp. - Class B	178,038	0.0
20,973	(1),(2)	Live Nation Entertainment, Inc.	1,541,096	0.1
2,778	(1)	Madison Square Garden Sports Corp.	511,430	0.0
2,751	(1)	Madison Square Garden Entertainment Corp.	288,965	0.0
33,119	(1)	Match Group, Inc.	5,007,262	0.4
24,071		New York Times Co.	1,246,156	0.1
57,365		News Corp - Class A	1,030,849	0.1
17,929		News Corp - Class B	318,598	0.0
6,294		Nexstar Media Group, Inc.	687,242	0.1
31,447		Omnicom Group	1,961,349	0.1
59,419	(1)	Pinterest, Inc.	3,915,712	0.3
16,112	(1)	Roku, Inc.	5,349,506	0.4
169,184	(2)	Sirius XM Holdings, Inc.	1,077,702	0.1
19,366	(1)	Spotify Technology SA	6,093,706	0.4
16,852	(1)	Take-Two Interactive Software, Inc.	3,501,677	0.3
14,872		Telephone & Data Systems, Inc.	276,173	0.0
14,860	(1),(2)	TripAdvisor, Inc.	427,671	0.0
115,339	(1)	Twitter, Inc.	6,245,607	0.4
2,178	(1)	United States Cellular Corp.	66,843	0.0
1,614		ViacomCBS, Inc. - Class A	61,041	0.0
80,248	(2)	ViacomCBS, Inc. - Class B	2,990,040	0.2
6,787	(2)	World Wrestling Entertainment, Inc.	326,115	0.0
8,623	(1)	Zillow Group, Inc. - Class A	1,172,211	0.1
21,413	(1),(2)	Zillow Group, Inc. - Class C	2,779,407	0.2
131,171	(1)	Zynga, Inc. - Class A	1,294,658	0.1
			69,706,231	5.0

		Consumer Discretionary: 11.5%
9,672		Advance Auto Parts, Inc.	1,523,437	0.1
39,623		Aptiv PLC	5,162,481	0.4
33,748		Aramark	1,298,623	0.1
8,476	(1)	Autonation, Inc.	591,540	0.0
3,453	(1)	Autozone, Inc.	4,093,324	0.3
33,761		Best Buy Co., Inc.	3,369,010	0.2
36,070		BorgWarner, Inc.	1,393,745	0.1
8,853	(1)	Bright Horizons Family Solutions, Inc.	1,531,480	0.1
11,661		Brunswick Corp.	889,035	0.1
9,609	(1)	Burlington Stores, Inc.	2,513,234	0.2
20,980	(1)	Capri Holdings Ltd.	881,160	0.1
24,055	(1)	Carmax, Inc.	2,272,235	0.2
71,641	(2)	Carnival Corp.	1,551,744	0.1
6,333		Carter's, Inc.	595,745	0.0
8,259	(1),(2)	Carvana Co.	1,978,361	0.1
17,901	(1),(2)	Chegg, Inc.	1,616,997	0.1
4,120	(1)	Chipotle Mexican Grill, Inc.	5,713,245	0.4
5,153	(2)	Choice Hotels International, Inc.	549,980	0.0
4,257	(2)	Columbia Sportswear Co.	371,977	0.0
19,233		Darden Restaurants, Inc.	2,291,035	0.2
9,135	(2)	Dick's Sporting Goods, Inc.	513,478	0.0
34,716	(1)	Dollar Tree, Inc.	3,750,717	0.3
5,761		Domino's Pizza, Inc.	2,209,113	0.2
48,893		D.R. Horton, Inc.	3,369,706	0.2
17,454	(1)	Etsy, Inc.	3,105,241	0.2
19,993		Expedia Group, Inc.	2,647,073	0.2
26,160		Extended Stay America, Inc.	387,430	0.0
8,072	(1)	Five Below, Inc.	1,412,439	0.1
13,875	(1)	Floor & Decor Holdings, Inc.	1,288,294	0.1
15,296		Foot Locker, Inc.	618,570	0.0
576,974		Ford Motor Co.	5,071,601	0.4
12,656	(1)	frontdoor, Inc.	635,458	0.0
26,985		Gap, Inc.	544,827	0.0
22,118		Garmin Ltd.	2,646,640	0.2
36,267		Gentex Corp.	1,230,539	0.1
20,778		Genuine Parts Co.	2,086,735	0.2
578		Graham Holdings Co.	308,294	0.0
6,896	(1)	Grand Canyon Education, Inc.	642,087	0.0
13,595	(1)	GrubHub, Inc.	1,009,701	0.1
28,586		H&R Block, Inc.	453,374	0.0
51,261	(2)	Hanesbrands, Inc.	747,385	0.1
22,612		Harley-Davidson, Inc.	829,860	0.1
18,809		Hasbro, Inc.	1,759,394	0.1

See Accompanying Notes to Financial Statements

44

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

40,379		Hilton Worldwide Holdings, Inc.	4,492,568	0.3
5,167	(2)	Hyatt Hotels Corp.	383,650	0.0
23,267		Kohl's Corp.	946,734	0.1
33,911		L Brands, Inc.	1,261,150	0.1
8,858		Lear Corp.	1,408,688	0.1
19,517		Leggett & Platt, Inc.	864,603	0.1
40,025		Lennar Corp. - Class A	3,051,106	0.2
2,320		Lennar Corp. - Class B	141,984	0.0
6,840	(1),(2)	Leslie's, Inc.	189,810	0.0
44,780	(1)	LKQ Corp.	1,578,047	0.1
16,808	(1)	Lululemon Athletica, Inc.	5,849,688	0.4
50,817	(1)	Mattel, Inc.	886,757	0.1
69,604		MGM Resorts International	2,193,222	0.2
8,588	(1)	Mohawk Industries, Inc.	1,210,479	0.1
56,782		Newell Brands, Inc.	1,205,482	0.1
16,170	(2)	Nordstrom, Inc.	504,666	0.0
46,595	(1),(2)	Norwegian Cruise Line Holdings Ltd.	1,184,911	0.1
500	(1)	NVR, Inc.	2,039,930	0.1
8,095	(1),(2)	Ollie's Bargain Outlet Holdings, Inc.	661,928	0.0
10,569	(1)	O'Reilly Automotive, Inc.	4,783,212	0.3
37,583	(1)	Peloton Interactive, Inc.	5,702,093	0.4
4,706		Penske Auto Group, Inc.	279,489	0.0
12,130	(1)	Planet Fitness, Inc.	941,652	0.1
8,589		Polaris, Inc.	818,360	0.1
5,733		Pool Corp.	2,135,542	0.2
39,547		Pulte Group, Inc.	1,705,267	0.1
10,383		PVH Corp.	974,860	0.1
56,288		Qurate Retail, Inc.	617,479	0.0
6,960		Ralph Lauren Corp.	722,030	0.1
27,141		Royal Caribbean Cruises Ltd.	2,027,161	0.1
24,932		Service Corp. International	1,224,161	0.1
11,285		Six Flags Entertainment Corp.	384,818	0.0
19,773	(1)	Skechers USA, Inc.	710,642	0.1
40,884		Tapestry, Inc.	1,270,675	0.1
27,944	(1)	Tempur Sealy International, Inc.	754,488	0.1
19,555	(1)	Terminix Global Holdings, Inc.	997,501	0.1
7,854	(2)	Thor Industries, Inc.	730,343	0.1
17,911		Tiffany & Co.	2,354,401	0.2
17,116		Toll Brothers, Inc.	744,033	0.1
17,092		Tractor Supply Co.	2,402,793	0.2
7,964	(1)	Ulta Beauty, Inc.	2,286,942	0.2
27,894	(1)	Under Armour, Inc. - Class A	478,940	0.0
29,107	(1)	Under Armour, Inc. - Class C	433,112	0.0
5,906		Vail Resorts, Inc.	1,647,538	0.1
47,691		VF Corp.	4,073,288	0.3
3,966	(1),(2)	Vroom, Inc.	162,487	0.0
10,471	(1),(2)	Wayfair, Inc.	2,364,456	0.2
26,510		Wendy's Company	581,099	0.0
9,019		Whirlpool Corp.	1,627,839	0.1
11,359	(2)	Williams-Sonoma, Inc.	1,156,801	0.1
12,444		Wyndham Destinations, Inc.	558,238	0.0
13,556		Wyndham Hotels & Resorts, Inc.	805,769	0.1
14,474		Wynn Resorts Ltd.	1,633,101	0.1
59,250		Yum China Holdings, Inc.	3,382,582	0.2
			160,984,939	11.5

		Consumer Staples: 3.7%
6,702	(2)	Albertsons Cos, Inc.	117,821	0.0
81,957		Archer-Daniels-Midland Co.	4,131,452	0.3
7,722	(1),(2)	Beyond Meat, Inc.	965,250	0.1
1,317	(1)	Boston Beer Co., Inc.	1,309,480	0.1
6,685		Brown-Forman Corp. - Class A	491,147	0.0
26,711		Brown-Forman Corp. - Class B	2,121,655	0.2
20,052		Bunge Ltd.	1,315,010	0.1
28,859	(2)	Campbell Soup Co.	1,395,333	0.1
5,444		Casey's General Stores, Inc.	972,407	0.1
36,742		Church & Dwight Co., Inc.	3,205,005	0.2
18,662		Clorox Co.	3,768,231	0.3
72,101		Conagra Brands, Inc.	2,614,382	0.2
42,602		Coty, Inc - Class A	299,066	0.0
9,168	(2)	Energizer Holdings, Inc.	386,706	0.0
28,812		Flowers Foods, Inc.	652,016	0.1
10,606	(1),(2)	Grocery Outlet Holding Corp.	416,285	0.0
12,542	(1)	Hain Celestial Group, Inc.	503,561	0.0
13,292	(1),(2)	Herbalife Nutrition Ltd.	638,681	0.0
21,821		Hershey Co.	3,323,993	0.2
41,277	(2)	Hormel Foods Corp.	1,923,921	0.1
9,923		Ingredion, Inc.	780,642	0.1
16,332		JM Smucker Co.	1,887,979	0.1
37,125		Kellogg Co.	2,310,289	0.2
114,530		Kroger Co.	3,637,473	0.3
21,576		Lamb Weston Holdings, Inc.	1,698,894	0.1
36,685		McCormick & Co., Inc.	3,507,086	0.3
26,157	(2)	Molson Coors Beverage Co.	1,182,035	0.1
7,473		Nu Skin Enterprises, Inc.	408,250	0.0
7,714	(1)	Pilgrim's Pride Corp.	151,272	0.0
9,421	(1)	Post Holdings, Inc.	951,615	0.1
7,243	(2)	Reynolds Consumer Products, Inc.	217,580	0.0
37		Seaboard Corp.	112,147	0.0
6,283		Spectrum Brands Holdings, Inc.	496,231	0.0
17,426	(1)	Sprouts Farmers Market, Inc.	350,263	0.0
8,308	(1),(2)	TreeHouse Foods, Inc.	353,007	0.0
42,528		Tyson Foods, Inc.	2,740,504	0.2
32,481	(1)	US Foods Holding Corp.	1,081,942	0.1
			52,418,611	3.7

		Energy: 2.6%
42,398		Antero Midstream Corp.	326,889	0.0
55,824		Apache Corp.	792,143	0.1
97,075		Baker Hughes Co.	2,024,014	0.1
57,966		Cabot Oil & Gas Corp.	943,686	0.1
34,216	(1)	Cheniere Energy, Inc.	2,053,986	0.1
14,847		Cimarex Energy Co.	556,911	0.0
28,856		Concho Resources, Inc./Midland TX	1,683,748	0.1
11,054	(2)	Continental Resources, Inc.	180,180	0.0
56,448		Devon Energy Corp.	892,443	0.1
23,293		Diamondback Energy, Inc.	1,127,381	0.1
40,640		EQT Corp.	516,534	0.0
60,455		Equitrans Midstream Corp.	486,058	0.0

See Accompanying Notes to Financial Statements

45

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

129,537		Halliburton Co.	2,448,249	0.2
15,445	(2)	Helmerich & Payne, Inc.	357,706	0.0
40,613		Hess Corp.	2,143,960	0.2
22,121		HollyFrontier Corp.	571,828	0.0
116,498		Marathon Oil Corp.	777,042	0.1
95,744		Marathon Petroleum Corp.	3,959,972	0.3
21,494	(2)	Murphy Oil Corp.	260,077	0.0
57,363		National Oilwell Varco, Inc.	787,594	0.1
124,161		Occidental Petroleum Corp.	2,149,227	0.2
65,540		Oneok, Inc.	2,515,425	0.2
44,495	(2)	Parsley Energy, Inc. - Class A	631,829	0.0
24,283		Pioneer Natural Resources Co.	2,765,591	0.2
33,457		Targa Resources Corp.	882,596	0.1
179,880		Williams Cos., Inc.	3,606,594	0.3
59,571	(1)	WPX Energy, Inc.	485,504	0.0
			35,927,167	2.6

		Financials: 11.0%
6,656	(2)	Affiliated Managers Group, Inc.	676,915	0.0
80,633		AGNC Investment Corp.	1,257,875	0.1
2,030		Alleghany Corp.	1,225,491	0.1
55,244		Ally Financial, Inc.	1,970,001	0.1
10,536		American Financial Group, Inc.	923,164	0.1
1,093		American National Group, Inc.	105,059	0.0
17,453		Ameriprise Financial, Inc.	3,391,641	0.2
207,581		Annaly Capital Management, Inc.	1,754,059	0.1
25,223		Apollo Global Management, Inc.	1,235,423	0.1
58,149	(1)	Arch Capital Group Ltd.	2,097,434	0.2
14,501		Ares Management Corp.	682,272	0.0
28,238		Arthur J. Gallagher & Co.	3,493,323	0.3
22,405		Associated Banc-Corp.	382,005	0.0
8,681		Assurant, Inc.	1,182,526	0.1
11,559		Assured Guaranty Ltd.	363,993	0.0
16,836	(1)	Athene Holding Ltd.	726,305	0.1
12,263		Axis Capital Holdings Ltd.	617,933	0.0
5,840	(2)	Bank of Hawaii Corp.	447,461	0.0
18,052		Bank OZK	564,486	0.0
4,636		BOK Financial Corp.	317,473	0.0
13,246	(1)	Brighthouse Financial, Inc.	479,571	0.0
34,849		Brown & Brown, Inc.	1,652,191	0.1
17,449		Carlyle Group, Inc./The	548,597	0.0
15,940		Cboe Global Markets, Inc.	1,484,333	0.1
22,140		Cincinnati Financial Corp.	1,934,372	0.1
63,022		Citizens Financial Group, Inc.	2,253,667	0.2
4,148		CNA Financial Corp.	161,606	0.0
20,571		Comerica, Inc.	1,149,096	0.1
15,611	(2)	Commerce Bancshares, Inc.	1,025,643	0.1
1,456	(1),(2)	Credit Acceptance Corp.	503,980	0.0
8,277	(2)	Cullen/Frost Bankers, Inc.	722,003	0.1
45,326		Discover Financial Services	4,103,363	0.3
20,843		East West Bancorp, Inc.	1,056,949	0.1
16,373		Eaton Vance Corp.	1,112,218	0.1
59,337		Equitable Holdings, Inc.	1,518,434	0.1
3,716		Erie Indemnity Co.	912,650	0.1
5,838		Evercore, Inc.	640,078	0.0
5,825		Everest Re Group Ltd.	1,363,574	0.1
5,491		Factset Research Systems, Inc.	1,825,757	0.1
40,640		Fidelity National Financial, Inc.	1,588,618	0.1
105,187		Fifth Third Bancorp	2,900,006	0.2
16,038		First American Financial Corp.	828,042	0.1
933		First Citizens BancShares, Inc.	535,794	0.0
19,161		First Hawaiian, Inc.	451,816	0.0
80,671		First Horizon Corp.	1,029,362	0.1
25,529		First Republic Bank	3,750,976	0.3
47,768		FNB Corp.	453,796	0.0
40,057	(2)	Franklin Resources, Inc.	1,001,024	0.1
15,250		Globe Life, Inc.	1,448,140	0.1
6,132	(1),(2)	GoHealth, Inc.	83,763	0.0
5,487		Hanover Insurance Group, Inc.	641,540	0.0
52,873		Hartford Financial Services Group, Inc.	2,589,720	0.2
149,358		Huntington Bancshares, Inc.	1,886,392	0.1
10,843		Interactive Brokers Group, Inc.	660,556	0.0
55,747	(2)	Invesco Ltd.	971,670	0.1
31,847		Jefferies Financial Group, Inc.	783,436	0.1
9,127		Kemper Corp.	701,227	0.1
143,669		Keycorp	2,357,608	0.2
80,378		KKR & Co., Inc.	3,254,505	0.2
14,909		Lazard Ltd.	630,651	0.0
1,878	(1),(2)	Lemonade, Inc.	230,055	0.0
1,609	(1),(2)	LendingTree, Inc.	440,528	0.0
28,477		Lincoln National Corp.	1,432,678	0.1
34,594		Loews Corp.	1,557,422	0.1
11,608		LPL Financial Holdings, Inc.	1,209,786	0.1
18,936		M&T Bank Corp.	2,410,553	0.2
1,999	(1)	Markel Corp.	2,065,567	0.1
5,453		MarketAxess Holdings, Inc.	3,111,264	0.2
4,036	(2)	Mercury General Corp.	210,720	0.0
49,926		MGIC Investment Corp.	626,571	0.0
3,198		Morningstar, Inc.	740,561	0.1
12,046		MSCI, Inc. - Class A	5,378,900	0.4
16,924		Nasdaq, Inc.	2,246,492	0.2
61,254		New Residential Investment Corp.	608,865	0.0
66,494		New York Community Bancorp., Inc.	701,512	0.1
28,409		Northern Trust Corp.	2,646,014	0.2
41,842		Old Republic International Corp.	824,706	0.1
9,608		OneMain Holdings, Inc.	462,721	0.0
17,251		PacWest Bancorp	438,175	0.0
62,527		People's United Financial, Inc.	808,474	0.1
10,920		Pinnacle Financial Partners, Inc.	703,248	0.1
12,263		Popular, Inc.	690,652	0.1

See Accompanying Notes to Financial Statements

46

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

5,811		Primerica, Inc.	778,267	0.1
40,166		Principal Financial Group, Inc.	1,992,635	0.1
13,197		Prosperity Bancshares, Inc.	915,344	0.1
58,546		Prudential Financial, Inc.	4,570,686	0.3
18,152		Raymond James Financial, Inc.	1,736,602	0.1
142,090		Regions Financial Corp.	2,290,491	0.2
10,015		Reinsurance Group of America, Inc.	1,160,738	0.1
7,482		RenaissanceRe Holdings Ltd.	1,240,665	0.1
10,660		Santander Consumer USA Holdings, Inc.	234,733	0.0
16,666		SEI Investments Co.	957,795	0.1
7,691		Signature Bank	1,040,515	0.1
55,330		SLM Corp.	685,539	0.0
40,401	(2)	Starwood Property Trust, Inc.	779,739	0.1
52,074		State Street Corp.	3,789,946	0.3
28,636		Sterling Bancorp	514,875	0.0
7,601	(1)	SVB Financial Group	2,947,896	0.2
86,218		Synchrony Financial	2,992,627	0.2
21,617		Synovus Financial Corp.	699,742	0.1
33,471		T. Rowe Price Group, Inc.	5,067,175	0.4
22,304		TCF Financial Corp.	825,694	0.1
7,220		TFS Financial Corp.	127,289	0.0
12,374		Tradeweb Markets, Inc.	772,756	0.1
32,589		Umpqua Holdings Corp.	493,397	0.0
30,057		Unum Group	689,508	0.1
9,361		Virtu Financial, Inc.	235,616	0.0
18,578	(3)	Voya Financial, Inc.	1,092,572	0.1
13,233		Webster Financial Corp.	557,771	0.0
14,445		Western Alliance Bancorp.	865,978	0.1
447		White Mountains Insurance Group Ltd.	447,295	0.0
19,033		Willis Towers Watson PLC	4,009,872	0.3
8,457		Wintrust Financial Corp.	516,638	0.0
20,588		WR Berkley Corp.	1,367,455	0.1
23,871		Zions Bancorp NA	1,036,956	0.1
			153,391,834	11.0

		Health Care: 12.8%
8,491	(1)	10X Genomics, Inc.	1,202,326	0.1
6,547	(1)	Abiomed, Inc.	2,122,537	0.2
12,990	(1)	Acadia Healthcare Co., Inc.	652,877	0.0
16,359	(1)	Acadia Pharmaceuticals, Inc.	874,552	0.1
7,598	(1)	Acceleron Pharma, Inc.	972,088	0.1
11,269	(1)	Adaptive Biotechnologies Corp.	666,336	0.0
45,765		Agilent Technologies, Inc.	5,422,695	0.4
9,081	(1),(2)	Agios Pharmaceuticals, Inc.	393,480	0.0
31,468	(1)	Alexion Pharmaceuticals, Inc.	4,916,560	0.4
11,547	(1)	Align Technology, Inc.	6,170,486	0.4
23,382	(1)	Alkermes PLC	466,471	0.0
17,070	(1)	Alnylam Pharmaceuticals, Inc.	2,218,588	0.2
4,735	(1)	Amedisys, Inc.	1,388,918	0.1
6,696	(1),(2)	American Well Corp.	169,610	0.0
21,552		AmerisourceBergen Corp.	2,106,923	0.1
73,221	(1)	Avantor, Inc.	2,061,171	0.1
1,852	(1),(2)	Berkeley Lights, Inc.	165,587	0.0
26,710	(1)	BioMarin Pharmaceutical, Inc.	2,342,200	0.2
3,122	(1)	Bio-Rad Laboratories, Inc.	1,819,939	0.1
5,616		Bio-Techne Corp.	1,783,361	0.1
9,776	(1)	Bluebird Bio, Inc.	423,008	0.0
15,265		Bruker Corp.	826,294	0.1
43,263		Cardinal Health, Inc.	2,317,166	0.2
24,027	(1)	Catalent, Inc.	2,500,490	0.2
45,009		Cerner Corp.	3,532,306	0.3
35,833	(1)	Change Healthcare, Inc.	668,285	0.0
7,223	(1)	Charles River Laboratories International, Inc.	1,804,739	0.1
2,292		Chemed Corp.	1,220,742	0.1
7,202		Cooper Cos., Inc.	2,616,631	0.2
11,272	(1)	DaVita, Inc.	1,323,333	0.1
32,327		Dentsply Sirona, Inc.	1,692,642	0.1
67,199	(1)	Elanco Animal Health, Inc.	2,060,993	0.1
14,553		Encompass Health Corp.	1,203,388	0.1
23,590	(1)	Envista Holdings Corp.	795,691	0.1
21,982	(1)	Exact Sciences Corp.	2,912,395	0.2
45,444	(1)	Exelixis, Inc.	912,061	0.1
8,771	(1),(2)	Global Blood Therapeutics, Inc.	379,872	0.0
11,106	(1)	Globus Medical, Inc.	724,333	0.1
12,143	(1)	Guardant Health, Inc.	1,564,990	0.1
7,364	(1)	Haemonetics Corp.	874,475	0.1
21,081	(1)	Henry Schein, Inc.	1,409,476	0.1
9,857		Hill-Rom Holdings, Inc.	965,690	0.1
37,922	(1)	Hologic, Inc.	2,761,859	0.2
28,839	(1)	Horizon Therapeutics Plc	2,109,573	0.1
2,875	(1)	ICU Medical, Inc.	616,659	0.0
12,445	(1)	Idexx Laboratories, Inc.	6,220,882	0.4
26,933	(1)	Incyte Corp., Ltd.	2,342,632	0.2
9,700	(1)	Insulet Corp.	2,479,611	0.2
10,549	(1),(2)	Integra LifeSciences Holdings Corp.	684,841	0.0
19,315	(1),(2)	Ionis Pharmaceuticals, Inc.	1,092,070	0.1
20,370	(1),(2)	Iovance Biotherapeutics, Inc.	945,168	0.1
28,127	(1)	IQVIA Holdings, Inc.	5,039,515	0.4
7,995	(1)	Jazz Pharmaceuticals PLC	1,319,575	0.1
14,343	(1)	Laboratory Corp. of America Holdings	2,919,518	0.2
7,226	(1)	Masimo Corp.	1,939,314	0.1
23,903		McKesson Corp.	4,157,210	0.3
3,489	(1)	Mettler Toledo International, Inc.	3,976,344	0.3
42,232	(1),(2)	Moderna, Inc.	4,411,977	0.3
8,690	(1)	Molina Healthcare, Inc.	1,848,189	0.1
25,672	(1),(2)	Nektar Therapeutics	436,424	0.0
13,601	(1)	Neurocrine Biosciences, Inc.	1,303,656	0.1
14,896	(1),(2)	Novocure Ltd.	2,577,604	0.2
3,386	(1)	Oak Street Health, Inc.	207,088	0.0
4,873	(1),(2)	Penumbra, Inc.	852,775	0.1
16,460		PerkinElmer, Inc.	2,362,010	0.2
20,197		Perrigo Co. PLC	903,210	0.1
23,629	(1)	PPD, Inc.	808,584	0.1
9,336	(1)	PRA Health Sciences, Inc.	1,171,108	0.1
17,980		Premier, Inc.	631,098	0.0

See Accompanying Notes to Financial Statements

47

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

33,252	(1)	QIAGEN NV	1,757,368	0.1
19,770		Quest Diagnostics, Inc.	2,355,991	0.2
5,494	(1)	Quidel Corp.	986,997	0.1
3,553	(1),(2)	Reata Pharmaceuticals, Inc.	439,222	0.0
7,721	(1)	Repligen Corp.	1,479,575	0.1
21,203		Resmed, Inc.	4,506,910	0.3
16,087	(2)	Royalty Pharma PLC	805,154	0.1
7,565	(1),(2)	Sage Therapeutics, Inc.	654,448	0.0
11,136	(1),(2)	Sarepta Therapeutics, Inc.	1,898,577	0.1
18,745	(1)	Seagen, Inc.	3,282,999	0.2
12,431		STERIS Public Ltd. Co.	2,356,172	0.2
11,102	(1)	Syneos Health, Inc.	756,379	0.1
8,881	(1)	Tandem Diabetes Care, Inc.	849,734	0.1
15,917	(1),(2)	Teladoc Health, Inc.	3,182,763	0.2
6,868		Teleflex, Inc.	2,826,663	0.2
6,415	(1)	United Therapeutics Corp.	973,733	0.1
10,889		Universal Health Services, Inc.	1,497,237	0.1
13,417	(1)	Varian Medical Systems, Inc.	2,348,109	0.2
20,006	(1)	Veeva Systems, Inc.	5,446,633	0.4
178,475	(1)	Viatris, Inc.	3,344,621	0.2
9,049	(1)	Waters Corp.	2,238,904	0.2
10,854		West Pharmaceutical Services, Inc.	3,075,047	0.2
30,647		Zimmer Biomet Holdings, Inc.	4,722,396	0.3
			178,549,831	12.8

		Industrials: 15.0%
5,488	(2)	Acuity Brands, Inc.	664,542	0.0
22,799		ADT, Inc.	178,972	0.0
22,594	(1)	AECOM	1,124,729	0.1
9,132		AGCO Corp.	941,418	0.1
15,744		Air Lease Corp.	699,348	0.0
17,733		Alaska Air Group, Inc.	922,116	0.1
13,625		Allegion Public Ltd.	1,585,677	0.1
16,655		Allison Transmission Holdings, Inc.	718,330	0.1
1,318		AMERCO	598,319	0.0
80,413	(2)	American Airlines Group, Inc.	1,268,113	0.1
33,907		Ametek, Inc.	4,100,713	0.3
19,620		AO Smith Corp.	1,075,568	0.1
7,060		Armstrong World Industries, Inc.	525,193	0.0
8,122	(1)	Array Technologies, Inc.	350,383	0.0
9,249	(1)	Axon Enterprise, Inc.	1,133,280	0.1
10,524	(1),(2)	AZEK Co., Inc./The	404,648	0.0
14,064		BWX Technologies, Inc.	847,778	0.1
7,766		Carlisle Cos., Inc.	1,212,894	0.1
128,462		Carrier Global Corp.	4,845,587	0.3
19,599		CH Robinson Worldwide, Inc.	1,839,758	0.1
13,056		Cintas Corp.	4,614,774	0.3
7,609	(1)	Clean Harbors, Inc.	579,045	0.0
14,677	(1),(2)	Colfax Corp.	561,248	0.0
4,633		Copa Holdings S.A.- Class A	357,807	0.0
30,352	(1)	Copart, Inc.	3,862,292	0.3
11,465		CoreLogic, Inc.	886,474	0.1
5,767	(1)	CoStar Group, Inc.	5,330,323	0.4
7,194		Crane Co.	558,686	0.0
21,809		Cummins, Inc.	4,952,824	0.4
6,135		Curtiss-Wright Corp.	713,807	0.1
94,307		Delta Air Lines, Inc.	3,792,084	0.3
18,769		Donaldson Co., Inc.	1,048,812	0.1
21,252		Dover Corp.	2,683,065	0.2
12,687	(1)	Dun & Bradstreet Holdings, Inc.	315,906	0.0
17,892		Equifax, Inc.	3,450,293	0.2
24,966		Expeditors International Washington, Inc.	2,374,516	0.2
84,699		Fastenal Co.	4,135,852	0.3
19,232	(2)	Flowserve Corp.	708,699	0.1
44,002		Fortive Corp.	3,116,222	0.2
20,364		Fortune Brands Home & Security, Inc.	1,745,602	0.1
5,190	(1)	FTI Consulting, Inc.	579,827	0.0
6,594	(1)	Gates Industrial Corp. PLC	84,139	0.0
9,035	(1)	Generac Holdings, Inc.	2,054,649	0.1
24,416		Graco, Inc.	1,766,498	0.1
9,861		GrafTech International Ltd.	105,118	0.0
11,499		Heico Corp. - Class A - HEI.A	1,346,073	0.1
6,605	(2)	Heico Corp. - HEI	874,502	0.1
12,323	(2)	Hexcel Corp.	597,542	0.0
58,365		Howmet Aerospace, Inc.	1,665,737	0.1
7,987		Hubbell, Inc.	1,252,282	0.1
5,851		Huntington Ingalls Industries, Inc.	997,478	0.1
19,852	(1)	IAA, Inc.	1,289,983	0.1
11,139		IDEX Corp.	2,218,889	0.2
58,723		IHS Markit Ltd.	5,275,087	0.4
51,244	(1)	Ingersoll Rand, Inc.	2,334,677	0.2
12,778		ITT, Inc.	984,162	0.1
18,516		Jacobs Engineering Group, Inc.	2,017,503	0.1
12,400		JB Hunt Transport Services, Inc.	1,694,460	0.1
45,633	(1),(2)	JetBlue Airways Corp.	663,504	0.0
107,573		Johnson Controls International plc	5,011,826	0.4
13,813		Kansas City Southern	2,819,648	0.2
8,808	(1)	Kirby Corp.	456,519	0.0
18,479		Knight-Swift Transportation Holdings, Inc.	772,792	0.1
5,639		Landstar System, Inc.	759,348	0.1
5,112		Lennox International, Inc.	1,400,535	0.1
8,436		Lincoln Electric Holdings, Inc.	980,685	0.1
36,515	(1),(2)	Lyft, Inc.	1,793,982	0.1
10,856		Macquarie Infrastructure Co. LLC	407,643	0.0
8,560		Manpowergroup, Inc.	771,941	0.1
38,864		Masco Corp.	2,134,799	0.2
8,073	(1)	Mercury Systems, Inc.	710,908	0.1
8,143	(1),(2)	Middleby Corp.	1,049,796	0.1
5,379	(2)	MSA Safety, Inc.	803,569	0.1
6,604		MSC Industrial Direct Co.	557,312	0.0
52,681		Nielsen Holdings PLC	1,099,452	0.1
8,493		Nordson Corp.	1,706,668	0.1
23,019		nVent Electric PLC	536,112	0.0
14,427		Old Dominion Freight Line	2,815,862	0.2
10,012		Oshkosh Corp.	861,733	0.1
60,374		Otis Worldwide Corp.	4,078,264	0.3

See Accompanying Notes to Financial Statements

48

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

15,806		Owens Corning, Inc.	1,197,463	0.1
50,180		Paccar, Inc.	4,329,530	0.3
18,940		Parker Hannifin Corp.	5,159,445	0.4
24,403	(2)	Pentair PLC	1,295,555	0.1
20,216		Quanta Services, Inc.	1,455,956	0.1
5,985		Regal Beloit Corp.	735,018	0.1
31,049		Republic Services, Inc.	2,990,019	0.2
16,506		Robert Half International, Inc.	1,031,295	0.1
17,148		Rockwell Automation, Inc.	4,300,890	0.3
32,879	(2)	Rollins, Inc.	1,284,583	0.1
7,763		Ryder System, Inc.	479,443	0.0
8,717		Schneider National, Inc.	180,442	0.0
22,813	(1)	Sensata Technologies Holding PLC	1,203,158	0.1
7,954		Snap-On, Inc.	1,361,248	0.1
87,182		Southwest Airlines Co.	4,063,553	0.3
15,498		Spirit Aerosystems Holdings, Inc.	605,817	0.0
22,810		Stanley Black & Decker, Inc.	4,072,954	0.3
13,506	(1)	Stericycle, Inc.	936,371	0.1
5,361	(1)	Teledyne Technologies, Inc.	2,101,405	0.2
33,669		Textron, Inc.	1,627,223	0.1
9,362		Timken Co.	724,244	0.1
15,804		Toro Co.	1,498,851	0.1
35,339		Trane Technologies PLC	5,129,809	0.4
7,726	(1)	TransDigm Group, Inc.	4,781,235	0.3
28,097		TransUnion	2,787,784	0.2
17,100	(1)	Trex Co., Inc.	1,431,612	0.1
13,028	(2)	Trinity Industries, Inc.	343,809	0.0
42,909	(1),(2)	United Airlines Holdings, Inc.	1,855,814	0.1
10,648	(1)	United Rentals, Inc.	2,469,378	0.2
24,709	(1)	Univar Solutions, Inc.	469,718	0.0
3,104		Valmont Industries, Inc.	542,983	0.0
23,459		Verisk Analytics, Inc.	4,869,854	0.3
32,431		Vertiv Holdings Co.	605,487	0.0
9,899	(1),(2)	Virgin Galactic Holdings, Inc.	234,903	0.0
4,816		Watsco, Inc.	1,091,065	0.1
26,761		Westinghouse Air Brake Technologies Corp.	1,958,905	0.1
8,225	(2)	Woodward, Inc.	999,584	0.1
6,583		WW Grainger, Inc.	2,688,102	0.2
13,427	(1)	XPO Logistics, Inc.	1,600,498	0.1
26,452		Xylem, Inc.	2,692,549	0.2
			209,344,753	15.0

		Information Technology: 20.3%
10,161	(1),(2)	2U, Inc.	406,542	0.0
23,647	(1)	Akamai Technologies, Inc.	2,482,699	0.2
4,275	(1),(2)	Allegro MicroSystems, Inc.	113,971	0.0
6,932		Alliance Data Systems Corp.	513,661	0.0
7,893	(1),(2)	Alteryx, Inc.	961,288	0.1
19,383		Amdocs Ltd.	1,374,836	0.1
43,181		Amphenol Corp.	5,646,779	0.4
19,665	(1)	Anaplan, Inc.	1,412,930	0.1
12,673	(1)	ANSYS, Inc.	4,610,437	0.3
8,680	(1)	Arista Networks, Inc.	2,522,148	0.2
11,071	(1)	Arrow Electronics, Inc.	1,077,208	0.1
9,995	(1)	Aspen Technology, Inc.	1,301,849	0.1
12,192	(1)	Avalara, Inc.	2,010,339	0.1
14,522		Avnet, Inc.	509,867	0.0
1,817	(1),(2)	BigCommerce Holdings, Inc.	116,561	0.0
10,815	(1)	Bill.com Holdings, Inc.	1,476,247	0.1
22,371	(1)	Black Knight, Inc.	1,976,478	0.1
19,999		Booz Allen Hamilton Holding Corp.	1,743,513	0.1
16,923		Broadridge Financial Solutions, Inc. ADR	2,592,604	0.2
3,671	(1)	CACI International, Inc.	915,290	0.1
40,785	(1)	Cadence Design Systems, Inc.	5,564,298	0.4
18,007		CDK Global, Inc.	933,303	0.1
20,982		CDW Corp.	2,765,218	0.2
17,039	(1)	Ceridian HCM Holding, Inc.	1,815,676	0.1
22,598	(1)	Ciena Corp.	1,194,304	0.1
8,538	(1)	Cirrus Logic, Inc.	701,824	0.0
18,227		Citrix Systems, Inc.	2,371,333	0.2
16,122	(1)	Cloudflare, Inc.	1,225,111	0.1
24,776		Cognex Corp.	1,989,141	0.1
3,575	(1)	Coherent, Inc.	536,321	0.0
28,953	(1)	CommScope Holding Co., Inc.	387,970	0.0
6,139	(1)	Concentrix Corp.	605,919	0.0
110,917		Corning, Inc.	3,993,012	0.3
10,165	(1),(2)	Coupa Software, Inc.	3,445,020	0.2
16,323	(1),(2)	Cree, Inc.	1,728,606	0.1
22,436	(1)	Crowdstrike Holdings, Inc.	4,752,394	0.3
22,546	(1),(2)	Datadog, Inc.	2,219,428	0.2
3,533	(1)	Datto Holding Corp.	95,391	0.0
26,375	(1)	DocuSign, Inc.	5,863,163	0.4
9,316		Dolby Laboratories, Inc.	904,863	0.1
36,288	(1)	Dropbox, Inc.	805,231	0.1
3,346	(1)	Duck Creek Technologies, Inc.	144,882	0.0
37,489		DXC Technology Co.	965,342	0.1
27,047	(1)	Dynatrace, Inc.	1,170,324	0.1
7,108	(1)	EchoStar Corp.	150,619	0.0
9,762	(1)	Elastic NV	1,426,521	0.1
15,622	(1),(2)	Enphase Energy, Inc.	2,741,192	0.2
19,809		Entegris, Inc.	1,903,645	0.1
7,859	(1)	EPAM Systems, Inc.	2,816,273	0.2
7,431	(1)	Euronet Worldwide, Inc.	1,076,901	0.1
5,139	(1),(2)	Everbridge, Inc.	766,071	0.1
9,012	(1)	F5 Networks, Inc.	1,585,571	0.1
4,138	(1)	Fair Isaac Corp.	2,114,684	0.2
11,659	(1),(2)	Fastly, Inc.	1,018,647	0.1
32,793	(1)	FireEye, Inc.	756,207	0.1
13,574	(1)	First Solar, Inc.	1,342,740	0.1
9,126	(1)	Five9, Inc.	1,591,574	0.1
12,197	(1)	FleetCor Technologies, Inc.	3,327,708	0.2
19,283		Flir Systems, Inc.	845,174	0.1
19,664	(1)	Fortinet, Inc.	2,920,694	0.2
12,796	(1)	Gartner, Inc.	2,049,791	0.1
27,737		Genpact Ltd.	1,147,202	0.1
5,695	(1)	Globant SA	1,239,289	0.1
24,813	(1)	GoDaddy, Inc.	2,058,238	0.1
12,415	(1),(2)	Guidewire Software, Inc.	1,598,183	0.1
190,791		Hewlett Packard Enterprise Co.	2,260,873	0.2
203,410		HP, Inc.	5,001,852	0.4
6,120	(1)	HubSpot, Inc.	2,426,213	0.2
7,068	(1)	Inphi Corp.	1,134,202	0.1
5,237	(1)	IPG Photonics Corp.	1,171,988	0.1
21,732		Jabil, Inc.	924,262	0.1
11,272		Jack Henry & Associates, Inc.	1,825,951	0.1
4,585	(1)	Jamf Holding Corp.	137,183	0.0

See Accompanying Notes to Financial Statements

49

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

1,978	(1),(2)	JFrog Ltd.	124,278	0.0
48,607	(2)	Juniper Networks, Inc.	1,094,144	0.1
27,668	(1)	Keysight Technologies, Inc.	3,654,666	0.3
22,966		KLA Corp.	5,946,127	0.4
19,896		Leidos Holdings, Inc.	2,091,468	0.1
3,482		Littelfuse, Inc.	886,726	0.1
11,060	(1),(2)	Lumentum Holdings, Inc.	1,048,488	0.1
9,352	(1)	Manhattan Associates, Inc.	983,643	0.1
98,554	(2)	Marvell Technology Group Ltd.	4,685,257	0.3
39,273		Maxim Integrated Products	3,481,551	0.2
5,502	(2)	McAfee Corp.	91,828	0.0
12,915	(1),(2)	Medallia, Inc.	429,036	0.0
36,956		Microchip Technology, Inc.	5,103,993	0.4
8,071		MKS Instruments, Inc.	1,214,282	0.1
7,532	(1),(2)	MongoDB, Inc.	2,704,289	0.2
6,436		Monolithic Power Systems, Inc.	2,357,056	0.2
25,158		Motorola Solutions, Inc.	4,278,369	0.3
19,050		National Instruments Corp.	837,057	0.1
2,160	(1),(2)	nCino, Inc.	156,406	0.0
18,793	(1)	NCR Corp.	706,053	0.0
32,738		NetApp, Inc.	2,168,565	0.2
7,673	(1)	New Relic, Inc.	501,814	0.0
81,198		NortonLifeLock, Inc.	1,687,294	0.1
41,567	(1),(2)	Nuance Communications, Inc.	1,832,689	0.1
28,547	(1)	Nutanix, Inc.	909,793	0.1
17,010	(1)	Okta, Inc.	4,324,963	0.3
59,997	(1)	ON Semiconductor Corp.	1,963,702	0.1
10,265	(1),(2)	PagerDuty, Inc.	428,051	0.0
13,772	(1)	Palo Alto Networks, Inc.	4,894,431	0.4
47,472		Paychex, Inc.	4,423,441	0.3
7,287	(1)	Paycom Software, Inc.	3,295,546	0.2
5,654	(1)	Paylocity Holding Corp.	1,164,215	0.1
5,828		Pegasystems, Inc.	776,639	0.1
13,269	(1)	Pluralsight, Inc.	278,118	0.0
8,372	(1)	Proofpoint, Inc.	1,142,025	0.1
15,428	(1)	PTC, Inc.	1,845,343	0.1
35,708	(1),(2)	Pure Storage, Inc. - Class A	807,358	0.1
16,872	(1)	Qorvo, Inc.	2,805,307	0.2
12,987	(1)	RealPage, Inc.	1,132,986	0.1
11,642	(1)	RingCentral, Inc.	4,411,969	0.3
46,954	(2)	Sabre Corp.	564,387	0.0
8,577		Science Applications International Corp.	811,727	0.1
24,669		Skyworks Solutions, Inc.	3,771,397	0.3
56,379	(1)	Slack Technologies, Inc.	2,381,449	0.2
16,504	(1)	Smartsheet, Inc.	1,143,562	0.1
7,224	(1),(2)	SolarEdge Technologies, Inc.	2,305,323	0.2
6,882	(1),(2)	SolarWinds Corp.	102,886	0.0
23,519	(1)	Splunk, Inc.	3,995,643	0.3
33,227		SS&C Technologies Holdings, Inc.	2,417,264	0.2
29,819	(1)	StoneCo Ltd.	2,502,410	0.2
11,569		Switch, Inc.	189,385	0.0
6,153		SYNNEX Corp.	501,100	0.0
22,371	(1)	Synopsys, Inc.	5,799,458	0.4
16,015	(1)	Teradata Corp.	359,857	0.0
24,463		Teradyne, Inc.	2,932,869	0.2
6,113	(1),(2)	Trade Desk, Inc./The	4,896,513	0.4
36,878	(1)	Trimble, Inc.	2,462,344	0.2
20,713	(1)	Twilio, Inc.	7,011,351	0.5
5,864	(1)	Tyler Technologies, Inc.	2,559,753	0.2
1,245	(2)	Ubiquiti, Inc.	346,745	0.0
4,266	(1),(2)	Unity Software, Inc.	654,703	0.0
6,347		Universal Display Corp.	1,458,541	0.1
14,935	(1)	VeriSign, Inc.	3,231,934	0.2
8,626	(1),(2)	Viasat, Inc.	281,639	0.0
17,601	(1)	Vontier Corp.	587,873	0.0
44,970		Western Digital Corp.	2,490,888	0.2
60,630		Western Union Co.	1,330,222	0.1
6,511	(1)	WEX, Inc.	1,325,184	0.1
24,912		Xerox Holdings Corp.	577,709	0.0
36,135		Xilinx, Inc.	5,122,859	0.4
7,761	(1)	Zebra Technologies Corp.	2,982,785	0.2
17,071	(1)	Zendesk, Inc.	2,443,202	0.2
10,683	(1),(2)	Zscaler, Inc.	2,133,502	0.2
			283,648,199	20.3

		Materials: 5.4%
15,605	(2)	Albemarle Corp.	2,302,050	0.2
233,082		Amcor PLC	2,743,375	0.2
9,496		Aptargroup, Inc.	1,299,907	0.1
2,768		Ardagh Group SA	47,637	0.0
8,178		Ashland Global Holdings, Inc.	647,698	0.1
12,307		Avery Dennison Corp.	1,908,939	0.1
31,139	(1)	Axalta Coating Systems Ltd.	889,018	0.1
47,195		Ball Corp.	4,397,630	0.3
19,635	(1)	Berry Global Group, Inc.	1,103,291	0.1
8,233		Cabot Corp.	369,497	0.0
17,225		Celanese Corp. - Series A	2,238,216	0.2
31,570		CF Industries Holdings, Inc.	1,222,075	0.1
24,144		Chemours Co.	598,530	0.0
110,971		Corteva, Inc.	4,296,797	0.3
19,170	(1)	Crown Holdings, Inc.	1,920,834	0.1
6,100		Eagle Materials, Inc.	618,235	0.0
20,054		Eastman Chemical Co.	2,011,015	0.1
32,081		Element Solutions, Inc.	568,796	0.0
19,149		FMC Corp.	2,200,795	0.2
214,487		Freeport-McMoRan, Inc.	5,580,952	0.4
39,838		Graphic Packaging Holding Co.	674,856	0.1
29,608		Huntsman Corp.	744,345	0.1
15,821	(2)	International Flavors & Fragrances, Inc.	1,721,958	0.1
58,158		International Paper Co.	2,891,616	0.2
37,935		LyondellBasell Industries NV - Class A	3,477,122	0.3
9,191		Martin Marietta Materials, Inc.	2,609,968	0.2
51,066		Mosaic Co.	1,175,029	0.1
1,017		NewMarket Corp.	405,061	0.0
44,567		Nucor Corp.	2,370,519	0.2
21,122		Olin Corp.	518,756	0.0
13,851		Packaging Corp. of America	1,910,191	0.1
34,901		PPG Industries, Inc.	5,033,422	0.4
9,376		Reliance Steel & Aluminum Co.	1,122,776	0.1
9,692		Royal Gold, Inc.	1,030,841	0.1
18,903		RPM International, Inc.	1,716,014	0.1

See Accompanying Notes to Financial Statements

50

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

5,991		Scotts Miracle-Gro Co.	1,193,048	0.1
22,978		Sealed Air Corp.	1,052,163	0.1
11,626		Silgan Holdings, Inc.	431,092	0.0
14,808		Sonoco Products Co.	877,374	0.1
29,638		Steel Dynamics, Inc.	1,092,753	0.1
27,394		Valvoline, Inc.	633,897	0.0
19,547		Vulcan Materials Co.	2,899,016	0.2
5,012		Westlake Chemical Corp.	408,979	0.0
37,934		WestRock Co.	1,651,267	0.1
8,326		WR Grace & Co.	456,431	0.0
			75,063,781	5.4

		Real Estate: 6.9%
19,805		Alexandria Real Estate Equities, Inc.	3,529,647	0.3
20,237		American Campus Communities, Inc.	865,536	0.1
40,334		American Homes 4 Rent	1,210,020	0.1
30,099	(2)	Americold Realty Trust	1,123,596	0.1
21,887	(1)	Apartment Income REIT Corp.	840,680	0.1
21,887		Apartment Investment and Management Co.	115,563	0.0
30,989		Apple Hospitality REIT, Inc.	400,068	0.0
20,816		AvalonBay Communities, Inc.	3,339,511	0.2
23,004		Boston Properties, Inc.	2,174,568	0.2
24,910		Brandywine Realty Trust	296,678	0.0
43,795		Brixmor Property Group, Inc.	724,807	0.0
5,761	(2)	Brookfield Property REIT, Inc.	86,069	0.0
13,946		Camden Property Trust	1,393,484	0.1
49,341	(1)	CBRE Group, Inc.	3,094,668	0.2
5,941		Coresite Realty Corp.	744,288	0.1
16,594		Corporate Office Properties Trust SBI MD	432,772	0.0
21,882		Cousins Properties, Inc.	733,047	0.0
28,560		CubeSmart	959,902	0.1
17,770		CyrusOne, Inc.	1,299,876	0.1
24,594		Douglas Emmett, Inc.	717,653	0.0
54,479		Duke Realty Corp.	2,177,526	0.2
21,292	(2)	Empire State Realty Trust, Inc.	198,441	0.0
10,940	(2)	EPR Properties	355,550	0.0
17,291		Equity Commonwealth	471,698	0.0
25,711		Equity Lifestyle Properties, Inc.	1,629,049	0.1
54,370		Equity Residential	3,223,054	0.2
9,645		Essex Property Trust, Inc.	2,289,916	0.2
18,647		Extra Space Storage, Inc.	2,160,441	0.2
11,125		Federal Realty Investment Trust	946,960	0.1
18,914		First Industrial Realty Trust, Inc.	796,847	0.1
32,473		Gaming and Leisure Properties, Inc.	1,376,855	0.1
32,134	(2)	Healthcare Trust of America, Inc.	884,970	0.1
79,755		Healthpeak Properties, Inc.	2,410,994	0.2
15,205		Highwoods Properties, Inc.	602,574	0.0
103,369		Host Hotels & Resorts, Inc.	1,512,288	0.1
5,777	(1),(2)	Howard Hughes Corp.	455,979	0.0
22,251		Hudson Pacific Properties, Inc.	534,469	0.0
82,977		Invitation Homes, Inc.	2,464,417	0.2
42,286	(2)	Iron Mountain, Inc.	1,246,591	0.1
18,006		JBG SMITH Properties	563,048	0.0
7,613		Jones Lang LaSalle, Inc.	1,129,541	0.1
16,985		Kilroy Realty Corp.	974,939	0.1
61,065		Kimco Realty Corp.	916,586	0.1
12,706		Lamar Advertising Co.	1,057,393	0.1
7,142		Life Storage, Inc.	852,683	0.1
78,613		Medical Properties Trust, Inc.	1,712,977	0.1
16,844		Mid-America Apartment Communities, Inc.	2,133,966	0.2
25,578		National Retail Properties, Inc.	1,046,652	0.1
33,263		Omega Healthcare Investors, Inc.	1,208,112	0.1
21,250		Outfront Media, Inc.	415,650	0.0
27,971		Paramount Group, Inc.	252,858	0.0
34,748		Park Hotels & Resorts, Inc.	595,928	0.0
19,495		Rayonier, Inc.	572,763	0.0
51,998		Realty Income Corp.	3,232,716	0.2
24,912		Regency Centers Corp.	1,135,738	0.1
18,260		Rexford Industrial Realty, Inc.	896,749	0.1
47,844		Simon Property Group, Inc.	4,080,136	0.3
10,790	(2)	SL Green Realty Corp.	642,868	0.0
16,068		Spirit Realty Capital, Inc.	645,452	0.0
35,687		STORE Capital Corp.	1,212,644	0.1
15,645		Sun Communities, Inc.	2,377,258	0.2
43,314		UDR, Inc.	1,664,557	0.1
55,205		Ventas, Inc.	2,707,253	0.2
32,362		VEREIT, Inc.	1,222,960	0.1
79,056		VICI Properties, Inc.	2,015,928	0.1
25,941		Vornado Realty Trust	968,637	0.1
17,683		Weingarten Realty Investors	383,191	0.0
61,856		Welltower, Inc.	3,997,135	0.3
110,494		Weyerhaeuser Co.	3,704,864	0.3
25,739		WP Carey, Inc.	1,816,659	0.1
			95,958,893	6.9

		Utilities: 5.1%
97,766		AES Corp.	2,297,501	0.2
36,939		Alliant Energy Corp.	1,903,467	0.1
36,421		Ameren Corp.	2,843,023	0.2
26,806		American Water Works Co., Inc.	4,113,917	0.3
18,445		Atmos Energy Corp.	1,760,206	0.1
8,379		Avangrid, Inc.	380,826	0.0
74,487		Centerpoint Energy, Inc.	1,611,899	0.1
42,252		CMS Energy Corp.	2,577,794	0.2
49,563		Consolidated Edison, Inc.	3,581,918	0.3
28,416		DTE Energy Co.	3,449,987	0.3
52,908		Edison International	3,323,681	0.2
29,714		Entergy Corp.	2,966,646	0.2
33,071	(2)	Essential Utilities, Inc.	1,563,928	0.1
33,474		Evergy, Inc.	1,858,142	0.1
50,795		Eversource Energy	4,394,275	0.3
80,172		FirstEnergy Corp.	2,454,065	0.2
15,816		Hawaiian Electric Industries	559,728	0.0
7,447		Idacorp, Inc.	715,135	0.1
29,474		MDU Resources Group, Inc.	776,345	0.1
12,873		National Fuel Gas Co.	529,466	0.0

See Accompanying Notes to Financial Statements

51

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

56,601		NiSource, Inc.	1,298,427	0.1
35,962		NRG Energy, Inc.	1,350,373	0.1
29,545		OGE Energy Corp.	941,304	0.1
195,817	(1),(2)	PG&E Corp.	2,439,880	0.2
16,639		Pinnacle West Capital Corp.	1,330,288	0.1
113,989		PPL Corp.	3,214,490	0.2
74,745		Public Service Enterprise Group, Inc.	4,357,633	0.3
30,749		UGI Corp.	1,074,985	0.1
72,140		Vistra Corp.	1,418,272	0.1
46,728		WEC Energy Group, Inc.	4,300,378	0.3
77,760		Xcel Energy, Inc.	5,184,259	0.4
			70,572,238	5.1

	Total Common Stock
	(Cost $629,069,100)		1,385,566,477	99.3

EXCHANGE-TRADED FUNDS: 0.5%
118,343		iShares Russell Midcap Index Fund	8,112,413	0.5

	Total Exchange-Traded Funds
	(Cost $8,095,463)		8,112,413	0.5

	Total Long-Term Investments
	(Cost $637,164,563)		1,393,678,890	99.8

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.4%
		Repurchase Agreements: 6.8%
5,190,091	(4)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $5,190,148, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $5,293,893, due 02/03/21-11/20/70)	5,190,091	0.4
3,262,341	(4)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $3,262,377, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $3,327,588, due 07/01/24-10/01/50)	3,262,341	0.2
4,407,055	(4)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $4,407,171, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $4,627,408, due 03/01/21-11/20/40)	4,407,055	0.3
15,401,976	(4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $15,402,094, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $15,710,016, due 01/25/21-10/15/62)	15,401,976	1.1
5,271,395	(4)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $5,271,435, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $5,376,823, due 01/14/21-01/20/69)	5,271,395	0.4
9,648,050	(4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $9,648,187, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $9,841,161, due 01/31/21-05/15/49)	9,648,050	0.7
14,332,950	(4)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $14,333,060, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $14,619,609, due 09/15/21-01/01/51)	14,332,950	1.0

See Accompanying Notes to Financial Statements

52

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

2,126,569	(4)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,126,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,169,101, due 01/04/21-12/01/50)	2,126,569	0.2
6,022,156	(4)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $6,022,242, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $6,142,599, due 07/01/22-12/01/50)	6,022,156	0.4
6,881,004	(4)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $6,881,102, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $7,018,726, due 02/18/21-01/15/62)	6,881,004	0.5
5,409,835	(4)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,409,912, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $5,520,030, due 02/28/25-05/31/25)	5,409,835	0.4
1,689,119	(4)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $1,689,158, collateralized by various U.S. Government Securities, 0.379%-10.200%, Market Value plus accrued interest $1,763,162, due 05/13/21-11/01/40)	1,689,119	0.1
15,286,920	(4)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $15,287,188, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $15,631,523, due 07/15/22-02/15/47)	15,286,920	1.1

	Total Repurchase Agreements
	(Cost $94,929,461)		94,929,461	6.8

Shares			Value	Percentage of Net Assets
		Mutual Funds(4): 0.6%
2,577,015	(4),(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	2,577,015	0.2
2,692,000	(4),(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	2,692,000	0.2
2,460,000	(4),(5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	2,460,000	0.2
	Total Mutual Funds
	(Cost $7,729,015)		7,729,015	0.6

	Total Short-Term Investments
	(Cost $102,658,476)		102,658,476	7.4

	Total Investments in Securities (Cost $739,823,039)		$1,496,337,366	107.2
	Liabilities in Excess of Other Assets		(100,840,350)	(7.2)
	Net Assets		$1,395,497,016	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Investment in affiliate
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

53

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Communication Services: 2.3%
29,363	(1)	AMC Entertainment Holdings, Inc.	$ 62,250	0.0
12,321	(1),(2)	AMC Networks, Inc.	440,722	0.1
4,846	(2)	Anterix, Inc.	182,210	0.0
4,872		ATN International, Inc.	203,455	0.0
8,395	(1),(2)	Bandwidth, Inc.	1,290,060	0.1
19,412	(2)	Boingo Wireless, Inc.	246,921	0.0
5,906	(2)	Boston Omaha Corp.	163,301	0.0
11,315	(1),(2)	Cardlytics, Inc.	1,615,443	0.2
37,665	(2)	Cargurus, Inc.	1,195,110	0.1
29,314	(2)	Cars.com, Inc.	331,248	0.0
21,158	(2)	Cincinnati Bell, Inc.	323,294	0.0
45,981	(1)	Cinemark Holdings, Inc.	800,529	0.1
18,452		Cogent Communications Holdings, Inc.	1,104,721	0.1
29,452	(2)	comScore, Inc.	73,335	0.0
30,925	(2)	Consolidated Communications Holdings, Inc.	151,223	0.0
518	(1),(2)	Daily Journal Corp.	209,272	0.0
27,328	(2)	DHI Group, Inc.	60,668	0.0
12,533		Emerald Holding, Inc.	67,929	0.0
49,905		Entercom Communications Corp.	123,265	0.0
29,607		Entravision Communications Corp.	81,419	0.0
68,633	(1),(2)	Eros STX Global Corp.	124,912	0.0
27,835	(1),(2)	Eventbrite, Inc.	503,814	0.1
5,946	(1),(2)	EverQuote, Inc.	222,083	0.0
24,381		EW Scripps Co.	372,786	0.1
20,680	(2)	Fluent, Inc.	109,811	0.0
6,018	(1),(2)	Gaia, Inc.	59,458	0.0
55,387	(2)	Gannett Co., Inc.	186,100	0.0
63,129	(2)	Glu Mobile, Inc.	568,792	0.1
23,757	(1),(2)	Gogo, Inc.	228,780	0.0
37,661	(2)	Gray Television, Inc.	673,755	0.1
8,313	(2)	Hemisphere Media Group, Inc.	86,123	0.0
6,575	(2)	IDT Corp.	81,267	0.0
25,916	(1),(2)	iHeartMedia, Inc.	336,390	0.0
21,443	(1),(2)	Imax Corp.	386,403	0.1
51,363	(2)	Iridium Communications, Inc.	2,019,850	0.2
66,103	(2)	Liberty Latin America Ltd.	733,082	0.1
21,638	(2)	Liberty Latin America Ltd. - Class A	240,831	0.0
20,725	(2)	Liberty Media Corp. - Braves C	515,638	0.1
30,074	(2)	Liberty TripAdvisor Holdings, Inc.	130,521	0.0
22,066	(1),(2)	LiveXLive Media, Inc.	72,376	0.0
5,624		Loral Space & Communications, Inc.	118,048	0.0
9,617	(1)	Marcus Corp.	129,637	0.0
3,277	(2)	MediaAlpha, Inc.	128,032	0.0
17,213		Meredith Corp.	330,490	0.0
13,991	(1),(2)	MSG Networks, Inc.	206,227	0.0
27,396		National CineMedia, Inc.	101,913	0.0
9,129	(2)	Ooma, Inc.	131,458	0.0
32,857	(1),(2)	Orbcomm, Inc.	243,799	0.0
20,696	(2)	QuinStreet, Inc.	443,722	0.1
12,605		Scholastic Corp.	315,125	0.0
21,127		Shenandoah Telecommunications Co.	913,743	0.1
18,853	(1)	Sinclair Broadcast Group, Inc.	600,468	0.1
9,184		Spok Holdings, Inc.	102,218	0.0
10,056	(2)	TechTarget, Inc.	594,410	0.1
94,737		TEGNA, Inc.	1,321,581	0.1
7,245		Tribune Publishing Co.	99,257	0.0
48,182	(1),(2)	TrueCar, Inc.	202,364	0.0
101,891	(2)	Vonage Holdings Corp.	1,311,847	0.1
23,690	(2)	WideOpenWest, Inc.	252,772	0.0
31,097	(2)	Yelp, Inc.	1,015,939	0.1
			24,942,197	2.3

		Consumer Discretionary: 12.9%
10,900	(1),(2)	1-800-Flowers.com, Inc.	283,400	0.0
15,143	(2)	Aaron's Co., Inc./The	287,111	0.0
26,812		Abercrombie & Fitch Co. - Class A	545,892	0.1
3,165	(1),(2)	Academy Sports & Outdoors, Inc.	65,610	0.0
19,459	(2)	Accel Entertainment, Inc.	196,536	0.0
14,726		Acushnet Holdings Corp.	596,992	0.1
37,997	(2)	Adient plc	1,321,156	0.1
22,879	(2)	Adtalem Global Education, Inc.	776,742	0.1
47,693	(2)	American Axle & Manufacturing Holdings, Inc.	397,760	0.0
65,095	(1)	American Eagle Outfitters, Inc.	1,306,457	0.1
5,820	(2)	American Outdoor Brands, Inc.	99,115	0.0
6,427	(2)	American Public Education, Inc.	195,895	0.0
2,768	(2)	America's Car-Mart, Inc.	304,037	0.0
8,331	(1),(2)	Asbury Automotive Group, Inc.	1,214,160	0.1
8,442	(2)	Aspen Group, Inc./CO	93,959	0.0
23,373	(1),(2)	At Home Group, Inc.	361,347	0.0
7,904		Bally's Corp.	397,018	0.0
12,628	(2)	Beazer Homes USA, Inc.	191,314	0.0
54,554	(1)	Bed Bath & Beyond, Inc.	968,879	0.1
16,960	(1)	Big Lots, Inc.	728,093	0.1
622	(2)	Biglari Holdings, Inc. - Class B	69,166	0.0
9,489	(1)	BJ's Restaurants, Inc.	365,232	0.0
37,862	(1)	Bloomin Brands, Inc.	735,280	0.1
5,243		Bluegreen Vacations Holding Corp.	70,938	0.0
12,267	(1),(2)	Boot Barn Holdings, Inc.	531,897	0.1
35,276		Boyd Gaming Corp.	1,514,046	0.2
19,392		Brinker International, Inc.	1,097,005	0.1
12,841	(1)	Buckle, Inc.	374,957	0.0
76,820	(2)	Caesars Entertainment, Inc.	5,705,421	0.5
15,754		Caleres, Inc.	246,550	0.0
40,216	(1)	Callaway Golf Co.	965,586	0.1
14,056	(1)	Camping World Holdings, Inc.	366,159	0.0
13,569	(1),(2)	CarParts.com, Inc.	168,120	0.0
7,612		Carriage Services, Inc.	238,408	0.0

See Accompanying Notes to Financial Statements

54

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

14,467	(2)	Carrols Restaurant Group, Inc.	90,853	0.0
11,766	(2)	Casper Sleep, Inc.	72,361	0.0
9,535		Cato Corp.	91,441	0.0
3,995	(2)	Cavco Industries, Inc.	700,923	0.1
11,439	(2)	Century Casinos, Inc.	73,095	0.0
12,885	(2)	Century Communities, Inc.	564,105	0.1
18,346	(1)	Cheesecake Factory	679,903	0.1
49,183		Chico's FAS, Inc.	78,201	0.0
6,101	(1)	Childrens Place, Inc./The	305,660	0.0
16,406		Churchill Downs, Inc.	3,195,725	0.3
8,916	(2)	Chuy's Holdings, Inc.	236,185	0.0
4,515		Citi Trends, Inc.	224,305	0.0
10,375		Clarus Corp.	159,775	0.0
3,976		Collectors Universe, Inc.	299,790	0.0
7,388	(2)	Conn's, Inc.	86,366	0.0
8,995	(2)	Container Store Group, Inc.	85,812	0.0
21,746		Cooper Tire & Rubber Co.	880,713	0.1
7,467	(2)	Cooper-Standard Holdings, Inc.	258,881	0.0
19,405		Core-Mark Holding Co., Inc.	569,925	0.1
10,254		Cracker Barrel Old Country Store, Inc.	1,352,708	0.1
28,680	(2)	CROCS, Inc.	1,797,089	0.2
62,092		Dana, Inc.	1,212,036	0.1
19,267		Dave & Buster's Entertainment, Inc.	578,395	0.1
11,994	(2)	Deckers Outdoor Corp.	3,439,639	0.3
13,111	(2)	Del Taco Restaurants, Inc.	118,786	0.0
26,839	(2)	Denny's Corp.	393,996	0.0
26,532	(1)	Designer Brands, Inc.	202,970	0.0
3,245	(1)	Dillards, Inc.	204,597	0.0
6,758		Dine Brands Global, Inc.	391,964	0.0
11,461	(2)	Dorman Products, Inc.	995,044	0.1
5,186	(1),(2)	Duluth Holdings, Inc.	54,764	0.0
8,145	(1),(2)	El Pollo Loco Holdings, Inc.	147,424	0.0
4,962		Escalade, Inc.	105,046	0.0
9,930		Ethan Allen Interiors, Inc.	200,685	0.0
35,701	(2)	Everi Holdings, Inc.	493,031	0.1
27,514	(2)	Express, Inc.	25,038	0.0
7,828	(2)	Fiesta Restaurant Group, Inc.	89,239	0.0
20,067	(2)	Fossil Group, Inc.	173,981	0.0
17,806	(1),(2)	Fox Factory Holding Corp.	1,882,272	0.2
9,390		Franchise Group, Inc.	285,925	0.0
10,170	(1),(2)	Funko, Inc.	105,565	0.0
24,882	(1),(2)	GameStop Corp.	468,777	0.1
8,436	(2)	GAN Ltd.	171,082	0.0
6,160	(2)	Genesco, Inc.	185,354	0.0
14,311	(2)	Gentherm, Inc.	933,363	0.1
18,741	(1),(2)	G-III Apparel Group Ltd.	444,911	0.1
7,396	(2)	Golden Entertainment, Inc.	147,106	0.0
98,980		Goodyear Tire & Rubber Co.	1,079,872	0.1
53,456	(2)	GoPro, Inc.	442,616	0.1
10,837	(2)	Green Brick Partners, Inc.	248,818	0.0
7,535	(1)	Group 1 Automotive, Inc.	988,140	0.1
10,042	(1),(2)	Groupon, Inc.	381,546	0.0
15,406	(2)	GrowGeneration Corp.	619,629	0.1
17,288	(1)	Guess?, Inc.	391,055	0.0
3,295	(1)	Hamilton Beach Brands Holding Co.	57,695	0.0
7,476	(1)	Haverty Furniture Cos., Inc.	206,861	0.0
10,826	(1),(2)	Helen of Troy Ltd.	2,405,429	0.2
7,242	(1),(2)	Hibbett Sports, Inc.	334,436	0.0
37,203	(2)	Hilton Grand Vacations, Inc.	1,166,314	0.1
5,527		Hooker Furniture Corp.	178,246	0.0
47,927	(2)	Houghton Mifflin Harcourt Co.	159,597	0.0
9,933	(2)	Installed Building Products, Inc.	1,012,471	0.1
42,674	(1)	International Game Technology PLC	722,898	0.1
11,931	(1),(2)	iRobot Corp.	957,940	0.1
9,849		Jack in the Box, Inc.	913,987	0.1
2,351		Johnson Outdoors, Inc.	264,793	0.0
37,761		KB Home	1,265,749	0.1
22,006		Kontoor Brands, Inc.	892,563	0.1
3,558	(2)	Lakeland Industries, Inc.	96,955	0.0
5,398	(1),(2)	Lands' End, Inc.	116,435	0.0
47,293	(2)	Laureate Education Inc.- Class A	688,586	0.1
19,386		La-Z-Boy, Inc.	772,338	0.1
10,584		LCI Industries	1,372,533	0.1
9,691	(1),(2)	LGI Homes, Inc.	1,025,792	0.1
6,138		Lifetime Brands, Inc.	93,298	0.0
11,167	(1),(2)	Lindblad Expeditions Holdings, Inc.	191,179	0.0
13,047	(1),(2)	Liquidity Services, Inc.	207,578	0.0
11,130		Lithia Motors, Inc.	3,257,417	0.3
4,477	(1),(2)	Lovesac Co/The	192,914	0.0
12,607	(2)	Lumber Liquidators Holdings, Inc.	387,539	0.0
12,268	(2)	M/I Homes, Inc.	543,350	0.1
133,888	(1)	Macy's, Inc.	1,506,240	0.2
46,579	(1),(2)	Magnite, Inc.	1,430,441	0.1
8,833	(2)	Malibu Boats, Inc.	551,533	0.1
3,620		Marine Products Corp.	52,635	0.0
8,978	(2)	MarineMax, Inc.	314,499	0.0
17,482		Marriott Vacations Worldwide Corp.	2,398,880	0.2
8,074	(2)	MasterCraft Boat Holdings, Inc.	200,558	0.0
22,314		MDC Holdings, Inc.	1,084,460	0.1
16,006	(2)	Meritage Homes Corp.	1,325,617	0.1
32,215	(1),(2)	Michaels Cos, Inc.	419,117	0.1
21,125	(2)	Modine Manufacturing Co.	265,330	0.0
5,554	(2)	Monarch Casino & Resort, Inc.	340,016	0.0
14,294	(1)	Monro, Inc.	761,870	0.1
8,490	(2)	Motorcar Parts of America, Inc.	166,574	0.0
6,787		Movado Group, Inc.	112,800	0.0
11,558		Murphy USA, Inc.	1,512,595	0.2
1,361		Nathan's Famous, Inc.	75,154	0.0
34,770	(2)	National Vision Holdings, Inc.	1,574,733	0.2
12,721	(1),(2)	Nautilus, Inc.	230,759	0.0
13,766	(2)	Noodles & Co.	108,751	0.0
22,669		ODP Corp./The	664,202	0.1
19,730	(1)	OneSpaWorld Holdings Ltd.	200,062	0.0

See Accompanying Notes to Financial Statements

55

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

2,452	(2)	OneWater Marine, Inc.	71,329	0.0
18,454	(1),(2)	Overstock.com, Inc.	885,238	0.1
7,132		Oxford Industries, Inc.	467,217	0.1
14,133		Papa Johns International, Inc.	1,199,185	0.1
9,673		Patrick Industries, Inc.	661,150	0.1
66,717	(1),(2)	Penn National Gaming, Inc.	5,762,347	0.5
30,205	(2)	Perdoceo Education Corp.	381,489	0.0
8,827	(1)	PetMed Express, Inc.	282,994	0.0
11,202	(2)	PlayAGS, Inc.	80,654	0.0
7,612	(1),(2)	Purple Innovation, Inc.	250,739	0.0
36,982	(2)	Quotient Technology, Inc.	348,370	0.0
3,759	(1)	RCI Hospitality Holdings, Inc.	148,255	0.0
27,409	(2)	RealReal, Inc./The	535,572	0.1
6,394	(1),(2)	Red Robin Gourmet Burgers, Inc.	122,957	0.0
28,471		Red Rock Resorts, Inc.	712,914	0.1
9,809	(1),(2)	Regis Corp.	90,145	0.0
21,095		Rent-A-Center, Inc.	807,728	0.1
6,769	(1),(2)	RH	3,029,263	0.3
3,152		Rocky Brands, Inc.	88,477	0.0
13,763	(1)	Ruth's Hospitality Group, Inc.	244,018	0.0
48,678	(1),(2)	Sally Beauty Holdings, Inc.	634,761	0.1
24,885	(2)	Scientific Games Corp.	1,032,479	0.1
21,927	(1),(2)	SeaWorld Entertainment, Inc.	692,674	0.1
15,240	(1),(2)	Shake Shack, Inc.	1,292,047	0.1
4,077	(1)	Shoe Carnival, Inc.	159,737	0.0
9,437		Shutterstock, Inc.	676,633	0.1
22,668	(1)	Signet Jewelers Ltd.	618,156	0.1
22,980	(2)	Skyline Champion Corp.	711,001	0.1
11,686	(2)	Sleep Number Corp.	956,616	0.1
24,047	(1)	Smith & Wesson Brands, Inc.	426,834	0.1
10,235	(1)	Sonic Automotive, Inc.	394,764	0.0
34,599	(2)	Sonos, Inc.	809,271	0.1
18,818	(2)	Sportsman's Warehouse Holdings, Inc.	330,256	0.0
7,380	(2)	Stamps.com, Inc.	1,447,882	0.1
9,223		Standard Motor Products, Inc.	373,163	0.0
35,230		Steven Madden Ltd.	1,244,324	0.1
25,496	(1),(2)	Stitch Fix, Inc.	1,497,125	0.1
11,375	(2)	Stoneridge, Inc.	343,866	0.0
10,447		Strategic Education, Inc.	995,912	0.1
17,360	(2)	Stride, Inc.	368,553	0.0
7,179		Sturm Ruger & Co., Inc.	467,138	0.1
4,944		Superior Group of Cos, Inc.	114,899	0.0
54,416	(2)	Taylor Morrison Home Corp.	1,395,770	0.1
22,001	(2)	Tenneco, Inc.	233,211	0.0
28,376	(1)	Texas Roadhouse, Inc.	2,217,868	0.2
9,820		Tilly's, Inc.	80,131	0.0
14,255	(2)	TopBuild Corp.	2,624,060	0.3
54,305	(2)	TRI Pointe Group, Inc.	936,761	0.1
21,370	(2)	Tupperware Brands Corp.	692,174	0.1
5,753	(2)	Turtle Beach Corp.	123,977	0.0
5,915	(2)	Unifi, Inc.	104,932	0.0
5,935	(2)	Universal Electronics, Inc.	311,350	0.0
13,010	(2)	Universal Technical Institute, Inc.	84,045	0.0
29,702	(2)	Urban Outfitters, Inc.	760,371	0.1
8,346	(2)	Vera Bradley, Inc.	66,434	0.0
25,138	(2)	Vista Outdoor, Inc.	597,279	0.1
11,938	(2)	Visteon Corp.	1,498,458	0.2
32,259	(1),(2)	Vivint Smart Home, Inc.	669,374	0.1
9,031	(2)	VOXX International Corp.	115,236	0.0
38,147	(1),(2)	Waitr Holdings, Inc.	106,049	0.0
3,343		Weyco Group, Inc.	52,953	0.0
12,823	(1)	Wingstop, Inc.	1,699,689	0.2
1,306		Winmark Corp.	242,655	0.0
13,543	(1)	Winnebago Industries	811,767	0.1
34,591		Wolverine World Wide, Inc.	1,080,969	0.1
40,588	(1),(2)	Workhorse Group, Inc.	802,831	0.1
20,402	(1),(2)	WW International, Inc.	497,809	0.1
7,380	(2)	XPEL, Inc.	380,513	0.0
34,594	(2)	YETI Holdings, Inc.	2,368,651	0.2
9,148	(2)	Zumiez, Inc.	336,463	0.0
			139,618,351	12.9

		Consumer Staples: 3.2%
2,758		Alico, Inc.	85,553	0.0
13,510		Andersons, Inc.	331,130	0.0
27,731	(1)	B&G Foods, Inc.	768,981	0.1
16,874	(2)	BellRing Brands, Inc.	410,207	0.0
59,161	(1),(2)	BJ's Wholesale Club Holdings, Inc.	2,205,522	0.2
7,088	(1)	Calavo Growers, Inc.	492,120	0.1
13,453	(2)	Cal-Maine Foods, Inc.	505,026	0.1
14,803	(2)	Celsius Holdings, Inc.	744,739	0.1
22,177	(2)	Central Garden & Pet Co. - Class A - CENTA	805,690	0.1
13,061	(1),(2)	Chefs' Warehouse Holdings, Inc.	335,537	0.0
2,029	(1)	Coca-Cola Consolidated, Inc.	540,262	0.1
69,510	(2)	Darling Ingredients, Inc.	4,009,337	0.4
23,794		Edgewell Personal Care Co.	822,796	0.1
19,233	(2)	elf Beauty, Inc.	484,479	0.1
13,662		Fresh Del Monte Produce, Inc.	328,844	0.0
16,885	(2)	Freshpet, Inc.	2,397,501	0.2
16,748	(2)	HF Foods Group, Inc.	125,945	0.0
52,950	(1),(2)	Hostess Brands, Inc.	775,188	0.1
6,193	(1)	Ingles Markets, Inc.	264,193	0.0
7,655		Inter Parfums, Inc.	463,051	0.1
6,529	(1)	J&J Snack Foods Corp.	1,014,411	0.1
3,728		John B Sanfilippo & Son, Inc.	293,990	0.0
8,215	(1)	Lancaster Colony Corp.	1,509,342	0.1
11,713	(2)	Landec Corp.	127,086	0.0
6,178	(2)	Lifevantage Corp.	57,579	0.0
7,441		Limoneira Co.	123,893	0.0
4,922		Medifast, Inc.	966,385	0.1
5,671		MGP Ingredients, Inc.	266,877	0.0
5,032	(1)	National Beverage Corp.	427,217	0.0
4,764		Natural Grocers by Vitamin Cottage, Inc.	65,457	0.0
40,112	(2)	NewAge, Inc.	105,495	0.0
2,745		Oil-Dri Corp. of America	93,550	0.0
56,355	(2)	Performance Food Group Co.	2,683,062	0.3
10,018		Pricesmart, Inc.	912,540	0.1
67,546		Primo Water Corp.	1,059,121	0.1
23,723	(1),(2)	Rite Aid Corp.	375,535	0.0
8,710		Sanderson Farms, Inc.	1,151,462	0.1
2,926	(2)	Seneca Foods Corp.	116,747	0.0

See Accompanying Notes to Financial Statements

56

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

37,191	(1),(2)	Simply Good Foods Co/The	1,166,310	0.1
15,354		SpartanNash Co.	267,313	0.0
6,760	(1)	Tootsie Roll Industries, Inc.	200,772	0.0
5,165	(1)	Turning Point Brands, Inc.	230,152	0.0
23,852	(1),(2)	United Natural Foods, Inc.	380,916	0.0
10,673		Universal Corp.	518,815	0.1
4,929	(1),(2)	USANA Health Sciences, Inc.	380,026	0.0
61,564		Vector Group Ltd.	717,221	0.1
23,481	(1),(2)	Veru, Inc.	203,111	0.0
4,375	(1)	Village Super Market, Inc.	96,512	0.0
4,357	(1),(2)	Vital Farms, Inc.	110,276	0.0
5,949	(1)	WD-40 Co.	1,580,530	0.2
4,358		Weis Markets, Inc.	208,356	0.0
			34,306,160	3.2

		Energy: 2.1%
106,347	(1),(2)	Antero Resources Corp.	579,591	0.1
6,454	(1)	Arch Resources, Inc.	282,492	0.0
55,934		Archrock, Inc.	484,388	0.1
17,172		Ardmore Shipping Corp.	56,152	0.0
8,645	(2)	Aspen Aerogels, Inc.	144,285	0.0
32,636		Berry Corp.	120,100	0.0
8,304	(2)	Bonanza Creek Energy, Inc.	160,516	0.0
16,770		Brigham Minerals, Inc.	184,302	0.0
2,682	(2)	Bristow Group, Inc.	70,590	0.0
20,676		Cactus, Inc.	539,023	0.1
80,188	(2)	ChampionX Corp.	1,226,876	0.1
58,182	(1),(2)	Clean Energy Fuels Corp.	457,311	0.1
96,373	(2)	CNX Resources Corp.	1,040,828	0.1
11,469	(1),(2)	Comstock Resources, Inc.	50,120	0.0
11,325	(1),(2)	CONSOL Energy, Inc.	81,653	0.0
44,979	(1),(2)	Contango Oil & Gas Co.	103,002	0.0
12,802	(1)	CVR Energy, Inc.	190,750	0.0
27,241		Delek US Holdings, Inc.	437,763	0.1
47,919		DHT Holdings, Inc.	250,616	0.0
11,663	(2)	Diamond S Shipping, Inc.	77,676	0.0
6,256		DMC Global, Inc.	270,572	0.0
17,427	(2)	Dorian L.P.G Ltd.	212,435	0.0
15,230	(2)	Dril-Quip, Inc.	451,113	0.1
59,154	(1),(2)	Energy Fuels, Inc./Canada	251,996	0.0
12,550	(2)	Exterran Corp.	55,471	0.0
17,405		Falcon Minerals Corp.	54,826	0.0
65,700	(2)	Frank's International N.V.	180,018	0.0
51,229	(1)	Frontline Ltd./Bermuda	318,644	0.0
39,642	(1),(2)	Golar LNG Ltd.	382,149	0.1
14,639	(1),(2)	Green Plains, Inc.	192,796	0.0
61,582	(1),(2)	Helix Energy Solutions Group, Inc.	258,644	0.0
10,360		International Seaways, Inc.	169,179	0.0
174,628		Kosmos Energy Ltd.	410,376	0.1
28,101	(1)	Liberty Oilfield Services, Inc.	289,721	0.0
54,460	(1),(2)	Magnolia Oil & Gas Corp.	384,488	0.1
48,564	(1),(2)	Matador Resources Co.	585,682	0.1
2,995		Nabors Industries Ltd.	174,399	0.0
8,863	(2)	National Energy Services Reunited Corp.	88,010	0.0
36,156	(2)	Newpark Resources, Inc.	69,420	0.0
11,014	(2)	NextDecade Corp.	23,019	0.0
69,647	(2)	NexTier Oilfield Solutions, Inc.	239,586	0.0
61,016	(1)	Nordic American Tankers Ltd.	179,997	0.0
43,059	(2)	Oceaneering International, Inc.	342,319	0.0
26,168	(2)	Oil States International, Inc.	131,363	0.0
34,390	(2)	Overseas Shipholding Group, Inc.	73,595	0.0
113,191	(1)	Ovintiv, Inc.	1,625,423	0.2
17,541	(2)	Par Pacific Holdings, Inc.	245,223	0.0
79,107		Patterson-UTI Energy, Inc.	416,103	0.1
41,884	(1)	PBF Energy, Inc.	297,376	0.0
43,571	(2)	PDC Energy, Inc.	894,513	0.1
30,432	(2)	Peabody Energy Corp.	73,341	0.0
6,530	(2)	Penn Virginia Corp.	66,280	0.0
34,424	(2)	ProPetro Holding Corp.	254,393	0.0
94,532	(1)	Range Resources Corp.	633,364	0.1
16,620	(1),(2)	Renewable Energy Group, Inc.	1,177,028	0.1
2,559	(2)	REX American Resources Corp.	188,010	0.0
24,827	(1),(2)	RPC, Inc.	78,205	0.0
22,114	(1)	Scorpio Tankers, Inc.	247,456	0.0
25,163	(2)	Select Energy Services, Inc.	103,168	0.0
41,667	(1)	SFL Corp. Ltd.	261,669	0.0
50,233		SM Energy Co.	307,426	0.0
12,434		Solaris Oilfield Infrastructure, Inc.	101,213	0.0
283,451	(1),(2)	Southwestern Energy Co.	844,684	0.1
5,226	(2)	Talos Energy, Inc.	43,062	0.0
69,142	(2)	Tellurian, Inc.	88,502	0.0
17,687	(2)	Tidewater, Inc.	152,816	0.0
252,014	(1),(2)	Transocean Ltd.	582,152	0.1
90,324	(2)	Uranium Energy Corp.	158,970	0.0
31,547		US Silica Holdings, Inc.	221,460	0.0
41,797	(1),(2)	W&T Offshore, Inc.	90,700	0.0
27,250		World Fuel Services Corp.	849,110	0.1
			22,329,499	2.1

		Financials: 15.1%
4,929		1st Constitution Bancorp	78,223	0.0
7,519		1st Source Corp.	303,016	0.0
3,788		ACNB Corp.	94,700	0.0
6,923		Alerus Financial Corp.	189,483	0.0
8,700		Allegiance Bancshares, Inc.	296,931	0.0
7,173		Altabancorp	200,270	0.0
6,002		Amalgamated Bank	82,467	0.0
2,349		A-Mark Precious Metals, Inc.	60,252	0.0
19,750	(2)	Ambac Financial Group, Inc.	303,755	0.0
10,284	(2)	Amerant Bancorp, Inc.	156,317	0.0

See Accompanying Notes to Financial Statements

57

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

38,786		American Equity Investment Life Holding Co.	1,072,821	0.1
4,988		American National Bankshares, Inc.	130,735	0.0
28,942		Ameris Bancorp.	1,101,822	0.1
8,173		Amerisafe, Inc.	469,375	0.1
4,036		Ames National Corp.	96,945	0.0
44,927		Anworth Mortgage Asset Corp.	121,752	0.0
61,602	(1)	Apollo Commercial Real Estate Finance, Inc.	688,094	0.1
45,454	(1)	Arbor Realty Trust, Inc.	644,538	0.1
13,477		Ares Commercial Real Estate Corp.	160,511	0.0
13,955		Argo Group International Holdings Ltd.	609,834	0.1
15,557		Arlington Asset Investment Corp.	58,805	0.0
27,518	(1)	ARMOUR Residential REIT, Inc.	296,919	0.0
6,397		Arrow Financial Corp.	191,334	0.0
23,834		Artisan Partners Asset Management, Inc.	1,199,804	0.1
6,735	(2)	Assetmark Financial Holdings, Inc.	162,987	0.0
9,511	(2)	Atlantic Capital Bancshares, Inc.	151,415	0.0
33,889		Atlantic Union Bankshares Corp.	1,116,304	0.1
2,395	(2)	Atlanticus Holdings Corp.	58,989	0.0
1,292		Auburn National BanCorp, Inc.	53,863	0.0
25,345	(1),(2)	Axos Financial, Inc.	951,198	0.1
8,233		B. Riley Financial, Inc.	364,063	0.0
19,688		Banc of California, Inc.	289,610	0.0
8,339	(1)	Bancfirst Corp.	489,499	0.1
13,326		Banco Latinoamericano de Comercio Exterior SA	210,951	0.0
22,752	(2)	Bancorp, Inc.	310,565	0.0
42,794		BancorpSouth Bank	1,174,267	0.1
2,784	(1)	Bank First Corp.	180,459	0.0
8,863		Bank of Commerce Holdings	87,744	0.0
6,248		Bank of Marin Bancorp	214,556	0.0
21,921		Bank of NT Butterfield & Son Ltd.	683,058	0.1
39,401		BankUnited, Inc.	1,370,367	0.1
15,293		Banner Corp.	712,501	0.1
6,598		Bar Harbor Bankshares	149,049	0.0
5,259	(2)	Baycom Corp.	79,779	0.0
19,338		Berkshire Hills Bancorp, Inc.	331,067	0.0
133,380		BGC Partners, Inc.	533,520	0.1
59,396	(1)	Blackstone Mortgage Trust, Inc.	1,635,172	0.2
20,308	(2)	Blucora, Inc.	323,100	0.0
35,597		Boston Private Financial Holdings, Inc.	300,795	0.0
7,719		Bridge Bancorp, Inc.	186,645	0.0
10,969	(2)	Bridgewater Bancshares, Inc.	137,003	0.0
26,454		Brightsphere Investment Group, Inc.	510,033	0.1
56,679		Broadmark Realty Capital, Inc.	578,126	0.1
34,577		Brookline Bancorp, Inc.	416,307	0.0
18,503	(2)	BRP Group, Inc.	554,535	0.1
9,014		Bryn Mawr Bank Corp.	275,783	0.0
8,791		Business First Bancshares, Inc.	178,985	0.0
11,195		Byline Bancorp, Inc.	172,963	0.0
1,510		C&F Financial Corp.	56,036	0.0
53,560		Cadence BanCorp	879,455	0.1
4,169	(1),(2)	California BanCorp	64,870	0.0
2,861		Cambridge Bancorp	199,555	0.0
6,724		Camden National Corp.	240,585	0.0
37,109	(2)	Cannae Holdings, Inc.	1,642,815	0.2
6,465		Capital City Bank Group, Inc.	158,910	0.0
56,983		Capitol Federal Financial, Inc.	712,287	0.1
7,680		Capstar Financial Holdings, Inc.	113,280	0.0
41,754		Capstead Mortgage Corp.	242,591	0.0
10,202		Carter Bankshares, Inc.	109,365	0.0
32,501		Cathay General Bancorp.	1,046,207	0.1
8,132		CBTX, Inc.	207,447	0.0
12,263		Central Pacific Financial Corp.	233,120	0.0
4,966		Central Valley Community Bancorp	73,944	0.0
1,288		Century Bancorp, Inc./MA	99,640	0.0
1,829		Chemung Financial Corp.	62,095	0.0
6,409		Cherry Hill Mortgage Investment Corp.	58,578	0.0
81,649		Chimera Investment Corp.	836,902	0.1
3,133		ChoiceOne Financial Services, Inc.	96,528	0.0
42,267	(1)	CIT Group, Inc.	1,517,385	0.2
6,046		Citizens & Northern Corp.	119,953	0.0
21,732	(1),(2)	Citizens, Inc.	124,524	0.0
6,970		City Holding Co.	484,763	0.1
7,415		Civista Bancshares, Inc.	129,985	0.0
6,688		CNB Financial Corp.	142,388	0.0
59,683		CNO Financial Group, Inc.	1,326,753	0.1
3,837	(2)	Coastal Financial Corp./WA	80,577	0.0
4,497		Codorus Valley Bancorp, Inc.	76,269	0.0
10,670		Cohen & Steers, Inc.	792,781	0.1
36,567		Colony Credit Real Estate, Inc.	274,252	0.0
31,081		Columbia Banking System, Inc.	1,115,808	0.1
22,715	(1),(2)	Columbia Financial, Inc.	353,445	0.0
22,818		Community Bank System, Inc.	1,421,790	0.1
10,012		Community Bankers Trust Corp.	67,581	0.0
2,549		Community Financial Corp./The	67,498	0.0
7,273		Community Trust Bancorp, Inc.	269,465	0.0
16,471		ConnectOne Bancorp, Inc.	325,961	0.0
2,865		County Bancorp, Inc.	63,259	0.0
11,290	(1)	Cowen, Inc.	293,427	0.0
8,616		Crawford & Co.	63,672	0.0
20,698	(2)	CrossFirst Bankshares, Inc.	222,503	0.0

See Accompanying Notes to Financial Statements

58

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

7,299	(1)	Curo Group Holdings Corp.	104,595	0.0
12,660	(2)	Customers Bancorp, Inc.	230,159	0.0
56,198		CVB Financial Corp.	1,095,861	0.1
1,309		Diamond Hill Investment Group, Inc.	195,394	0.0
13,023		Dime Community Bancshares	205,373	0.0
13,243	(2)	Donnelley Financial Solutions, Inc.	224,734	0.0
9,050	(1)	Dynex Capital, Inc.	161,090	0.0
14,149		Eagle Bancorp, Inc.	584,354	0.1
61,284	(1),(2)	Eastern Bankshares, Inc.	999,542	0.1
11,099	(1),(2)	eHealth, Inc.	783,700	0.1
18,394		Ellington Financial, Inc.	272,967	0.0
12,526		Employers Holdings, Inc.	403,212	0.0
13,375	(1),(2)	Encore Capital Group, Inc.	520,956	0.1
14,605	(2)	Enova International, Inc.	361,766	0.0
5,222	(2)	Enstar Group Ltd.	1,069,936	0.1
4,154		Enterprise Bancorp, Inc./MA	106,135	0.0
10,728		Enterprise Financial Services Corp.	374,944	0.0
6,513	(2)	Equity Bancshares, Inc.	140,616	0.0
3,663	(2)	Esquire Financial Holdings, Inc.	70,293	0.0
5,254		ESSA Bancorp, Inc.	78,810	0.0
47,263		Essent Group Ltd.	2,041,762	0.2
21,089	(1),(2)	Ezcorp, Inc.	101,016	0.0
4,603		Farmers & Merchants Bancorp, Inc./Archbold OH	105,869	0.0
12,544		Farmers National Banc Corp.	166,459	0.0
13,684		FB Financial Corp.	475,245	0.1
3,973		FBL Financial Group, Inc.	208,622	0.0
4,026		Federal Agricultural Mortgage Corp.	298,930	0.0
40,889		Federated Hermes, Inc.	1,181,283	0.1
1,762		Fidelity D&D Bancorp, Inc.	113,402	0.0
7,307		Financial Institutions, Inc.	164,407	0.0
4,642		First Bancorp, Inc./ME	117,907	0.0
93,110		First BanCorp. Puerto Rico	858,474	0.1
12,458		First BanCorp. Southern Pines NC	421,454	0.1
9,386		First Bancshares, Inc./The	289,840	0.0
8,786		First Bank/Hamilton NJ	82,413	0.0
22,567		First Busey Corp.	486,319	0.1
4,357		First Business Financial Services, Inc.	80,212	0.0
1,455	(1)	First Capital, Inc.	88,115	0.0
4,551		First Choice Bancorp	84,148	0.0
42,741		First Commonwealth Financial Corp.	467,587	0.1
8,209		First Community Bancshares, Inc.	177,150	0.0
41,746		First Financial Bancorp.	731,807	0.1
55,355	(1)	First Financial Bankshares, Inc.	2,002,467	0.2
6,245		First Financial Corp.	242,618	0.0
17,707		First Foundation, Inc.	354,140	0.0
4,109		First Internet Bancorp	118,093	0.0
17,791		First Interstate Bancsystem, Inc.	725,339	0.1
23,695		First Merchants Corp.	886,430	0.1
6,871		First Mid Bancshares, Inc.	231,278	0.0
48,959		First Midwest Bancorp., Inc.	779,427	0.1
4,711		First Northwest Bancorp	73,492	0.0
10,525		First of Long Island Corp.	187,871	0.0
17,476		FirstCash, Inc.	1,224,019	0.1
21,058		Flagstar Bancorp, Inc.	858,324	0.1
11,864		Flushing Financial Corp.	197,417	0.0
9,215		FNCB Bancorp, Inc.	58,976	0.0
13,560	(2)	Focus Financial Partners, Inc.	589,860	0.1
1,748		FS Bancorp, Inc.	95,790	0.0
67,955		Fulton Financial Corp.	864,388	0.1
6,289	(2)	FVCBankcorp, Inc.	92,448	0.0
217,361	(2)	Genworth Financial, Inc.	821,625	0.1
11,294		German American Bancorp, Inc.	373,718	0.0
41,173		Glacier Bancorp., Inc.	1,894,370	0.2
5,574		Goosehead Insurance, Inc.	695,412	0.1
23,088		Granite Point Mortgage Trust, Inc.	230,649	0.0
10,157	(1)	Great Ajax Corp.	106,242	0.0
5,145		Great Southern Bancorp., Inc.	251,591	0.0
24,106		Great Western Bancorp, Inc.	503,815	0.1
22,238	(2)	Green Dot Corp.	1,240,880	0.1
6,097		Greenhill & Co., Inc.	74,018	0.0
13,412	(1),(2)	Greenlight Capital Re Ltd.	98,042	0.0
3,394		Guaranty Bancshares, Inc./TX	101,650	0.0
13,120	(1)	Hamilton Lane, Inc.	1,024,016	0.1
37,072		Hancock Whitney Corp.	1,261,189	0.1
13,455		Hanmi Financial Corp.	152,580	0.0
31,888	(1)	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,022,656	0.2
24,464		HarborOne Bancorp, Inc.	265,679	0.0
3,155		Hawthorn Bancshares, Inc.	69,095	0.0
2,796	(1)	HCI Group, Inc.	146,231	0.0
15,408		Heartland Financial USA, Inc.	622,021	0.1
26,083		Heritage Commerce Corp.	231,356	0.0
15,939		Heritage Financial Corp.	372,813	0.0
11,503		Heritage Insurance Holdings, Inc.	116,525	0.0
31,062		Hilltop Holdings, Inc.	854,516	0.1
646		Hingham Institution for Savings	139,536	0.0
4,055		Home Bancorp, Inc.	113,499	0.0
66,323		Home Bancshares, Inc./Conway AR	1,291,972	0.1
9,909		HomeStreet, Inc.	334,429	0.0
7,308		HomeTrust Bancshares, Inc.	141,117	0.0
49,901		Hope Bancorp, Inc.	544,420	0.1

See Accompanying Notes to Financial Statements

59

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

18,139		Horace Mann Educators Corp.	762,564	0.1
19,061		Horizon Bancorp, Inc.	302,307	0.0
22,252		Houlihan Lokey, Inc.	1,496,002	0.1
6,282	(2)	Howard Bancorp, Inc.	74,190	0.0
2,197		Independence Holding Co.	90,077	0.0
14,270		Independent Bank Corp.	1,042,281	0.1
9,843		Independent Bank Corp. Michigan	181,800	0.0
16,150		Independent Bank Group, Inc.	1,009,698	0.1
23,184		International Bancshares Corp.	868,009	0.1
78,239	(1)	Invesco Mortgage Capital, Inc.	264,448	0.0
4,568		Investar Holding Corp.	75,555	0.0
98,725		Investors Bancorp, Inc.	1,042,536	0.1
611		Investors Title Co.	93,483	0.0
13,076		James River Group Holdings Ltd.	642,685	0.1
35,682		Kearny Financial Corp./MD	376,802	0.0
9,230		Kinsale Capital Group, Inc.	1,847,200	0.2
12,022	(1)	KKR Real Estate Finance Trust, Inc.	215,434	0.0
46,158		Ladder Capital Corp.	451,425	0.1
22,604		Lakeland Bancorp, Inc.	287,071	0.0
10,895		Lakeland Financial Corp.	583,754	0.1
5,433		LCNB Corp.	79,811	0.0
30,414	(2)	LendingClub Corp.	321,172	0.0
12,355		Live Oak Bancshares, Inc.	586,368	0.1
8,658		Luther Burbank Corp.	84,848	0.0
13,588		Macatawa Bank Corp.	113,732	0.0
23,458	(1),(2)	MBIA, Inc.	154,354	0.0
7,352		Mercantile Bank Corp.	199,754	0.0
4,261		Merchants Bancorp/IN	117,731	0.0
21,431		Meridian Bancorp, Inc.	319,536	0.0
14,730		Meta Financial Group, Inc.	538,529	0.1
7,670		Metrocity Bankshares, Inc.	110,601	0.0
3,166	(2)	Metropolitan Bank Holding Corp.	114,831	0.0
196,442		MFA Financial, Inc.	764,159	0.1
3,727		Mid Penn Bancorp, Inc.	81,621	0.0
9,692		Midland States Bancorp, Inc.	173,196	0.0
6,772		MidWestOne Financial Group, Inc.	165,914	0.0
2,600	(2)	MMA Capital Holdings, Inc.	63,960	0.0
23,013		Moelis & Co.	1,076,088	0.1
33,099	(2)	Mr Cooper Group, Inc.	1,027,062	0.1
4,298		MVB Financial Corp.	97,479	0.0
13,077		National Bank Holdings Corp.	428,403	0.1
2,839		National Bankshares, Inc.	88,889	0.0
29,104		National General Holdings Corp.	994,775	0.1
1,112		National Western Life Group, Inc.	229,561	0.0
77,427		Navient Corp.	760,333	0.1
18,724		NBT Bancorp., Inc.	601,040	0.1
7,448		Nelnet, Inc.	530,596	0.1
165,676	(1)	New York Mortgage Trust, Inc.	611,344	0.1
4,349	(2)	NI Holdings, Inc.	71,411	0.0
4,297	(1),(2)	Nicolet Bankshares, Inc.	285,106	0.0
35,673	(2)	NMI Holdings, Inc.	807,993	0.1
3,270		Northeast Bank	73,640	0.0
21,460		Northfield Bancorp, Inc.	264,602	0.0
2,648		Northrim BanCorp, Inc.	89,900	0.0
50,751		Northwest Bancshares, Inc.	646,568	0.1
3,153		Norwood Financial Corp.	82,514	0.0
3,762		Oak Valley Bancorp	62,524	0.0
25,866		OceanFirst Financial Corp.	481,884	0.1
22,356		OFG Bancorp	414,480	0.0
2,293		Ohio Valley Banc Corp.	54,115	0.0
70,730		Old National Bancorp.	1,171,289	0.1
13,165		Old Second Bancorp, Inc.	132,967	0.0
8,334	(2)	Oportun Financial Corp.	161,430	0.0
3,674		Oppenheimer Holdings, Inc.	115,474	0.0
29,502	(1)	Orchid Island Capital, Inc.	154,000	0.0
9,862		Origin Bancorp, Inc.	273,868	0.0
5,909		Orrstown Financial Services, Inc.	97,794	0.0
34,959		Pacific Premier Bancorp, Inc.	1,095,265	0.1
8,760	(2)	Palomar Holdings, Inc.	778,238	0.1
6,285	(1)	Park National Corp.	659,988	0.1
4,718		Parke Bancorp, Inc.	73,601	0.0
7,074		PCB Bancorp	71,518	0.0
7,277		PCSB Financial Corp.	115,995	0.0
8,553		Peapack-Gladstone Financial Corp.	194,666	0.0
3,185		Penns Woods Bancorp, Inc.	82,842	0.0
18,359		PennyMac Financial Services, Inc.	1,204,718	0.1
42,976		PennyMac Mortgage Investment Trust	755,948	0.1
8,477		Peoples Bancorp., Inc.	229,642	0.0
3,093		Peoples Financial Services Corp.	113,699	0.0
7,588		Piper Sandler Cos	765,629	0.1
10,204		PJT Partners, Inc.	767,851	0.1
19,639	(2)	PRA Group, Inc.	778,883	0.1
6,121		Preferred Bank/Los Angeles CA	308,927	0.0
5,773		Premier Financial Bancorp, Inc.	76,723	0.0
16,449		Premier Financial Corp.	378,327	0.0
23,248		ProAssurance Corp.	413,582	0.0
28,938		PROG Holdings, Inc.	1,558,890	0.2
4,989		Protective Insurance Corp.	68,399	0.0
31,065		Provident Financial Services, Inc.	557,927	0.1
4,628		Prudential Bancorp, Inc.	64,098	0.0
7,170		Pzena Investment Management, Inc.	52,341	0.0
6,876		QCR Holdings, Inc.	272,221	0.0
81,999		Radian Group, Inc.	1,660,480	0.2
8,183		RBB Bancorp	125,855	0.0
18,105		Ready Capital Corp.	225,407	0.0
2,374		Red River Bancshares, Inc.	117,632	0.0
48,750		Redwood Trust, Inc.	428,025	0.1
3,929		Regional Management Corp.	117,320	0.0
6,662		Reliant Bancorp, Inc.	124,046	0.0

See Accompanying Notes to Financial Statements

60

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

23,567	(1)	Renasant Corp.	793,737	0.1
4,581		Republic Bancorp., Inc.	165,237	0.0
5,756		Richmond Mutual BanCorp, Inc.	78,627	0.0
17,142		RLI Corp.	1,785,339	0.2
16,971		S&T Bancorp, Inc.	421,560	0.1
9,400	(2)	Safeguard Scientifics, Inc.	59,972	0.0
6,313		Safety Insurance Group, Inc.	491,783	0.1
20,238		Sandy Spring Bancorp, Inc.	651,461	0.1
8,302		Sculptor Capital Management, Inc.	126,190	0.0
22,783	(2)	Seacoast Banking Corp. of Florida	670,959	0.1
25,605		Selective Insurance Group	1,715,023	0.2
13,109	(2)	Selectquote, Inc.	272,012	0.0
21,594	(1)	ServisFirst Bancshares, Inc.	870,022	0.1
5,314		Shore Bancshares, Inc.	77,584	0.0
6,411		Sierra Bancorp.	153,351	0.0
4,405		Silvercrest Asset Management Group, Inc.	61,185	0.0
6,914	(2)	Silvergate Capital Corp.	513,779	0.1
46,711	(1)	Simmons First National Corp.	1,008,490	0.1
6,498		SmartFinancial, Inc.	117,874	0.0
4,770		South Plains Financial, Inc.	90,392	0.0
29,998		South State Corp.	2,168,855	0.2
3,396	(2)	Southern First Bancshares, Inc.	120,049	0.0
3,998		Southern Missouri Bancorp, Inc.	121,699	0.0
9,321		Southern National Bancorp of Virginia, Inc.	112,877	0.0
14,003		Southside Bancshares, Inc.	434,513	0.1
6,035		Spirit of Texas Bancshares, Inc.	101,388	0.0
8,081		State Auto Financial Corp.	143,357	0.0
5,380	(2)	StepStone Group, Inc.	214,124	0.0
11,419		Stewart Information Services Corp.	552,223	0.1
42,899	(1)	Stifel Financial Corp.	2,164,684	0.2
9,118	(1)	Stock Yards Bancorp, Inc.	369,097	0.0
7,068	(2)	StoneX Group, Inc.	409,237	0.0
5,130		Summit Financial Group, Inc.	113,270	0.0
4,495		Territorial Bancorp, Inc.	108,015	0.0
21,872	(2)	Texas Capital Bancshares, Inc.	1,301,384	0.1
35,530	(2)	Third Point Reinsurance Ltd.	338,246	0.0
3,954		Timberland Bancorp, Inc./WA	95,924	0.0
13,414		Tiptree Financial, Inc.	67,338	0.0
6,362		Tompkins Financial Corp.	449,157	0.1
29,534		TowneBank/Portsmouth VA	693,458	0.1
26,047		TPG RE Finance Trust, Inc.	276,619	0.0
11,902		Trico Bancshares	419,903	0.0
12,231	(2)	Tristate Capital Holdings, Inc.	212,819	0.0
10,001	(2)	Triumph Bancorp, Inc.	485,549	0.1
12,983	(2)	Trupanion, Inc.	1,554,195	0.2
42,795		Trustco Bank Corp.	285,443	0.0
27,262		Trustmark Corp.	744,525	0.1
118,610		Two Harbors Investment Corp.	755,546	0.1
18,945		UMB Financial Corp.	1,307,016	0.1
52,481		United Bankshares, Inc.	1,700,384	0.2
33,937		United Community Banks, Inc./GA	965,168	0.1
9,328		United Fire Group, Inc.	234,133	0.0
4,192		Unity Bancorp, Inc.	73,570	0.0
11,191	(1)	Universal Insurance Holdings, Inc.	169,096	0.0
13,419		Univest Financial Corp.	276,163	0.0
169,131		Valley National Bancorp	1,649,027	0.2
20,926		Veritex Holdings, Inc.	536,961	0.1
3,192		Virtus Investment Partners, Inc.	692,664	0.1
26,385	(1)	Waddell & Reed Financial, Inc.	672,026	0.1
12,298		Walker & Dunlop, Inc.	1,131,662	0.1
32,589		Washington Federal, Inc.	838,841	0.1
7,506		Washington Trust Bancorp, Inc.	336,269	0.0
10,407		Waterstone Financial, Inc.	195,860	0.0
7,355	(2)	Watford Holdings Ltd.	254,483	0.0
28,190		WesBanco, Inc.	844,572	0.1
7,703		West BanCorp, Inc.	148,668	0.0
11,528		Westamerica Bancorp.	637,383	0.1
24,552	(1)	Western Asset Mortgage Capital Corp.	80,040	0.0
12,650		Western New England Bancorp, Inc.	87,159	0.0
60,634		WisdomTree Investments, Inc.	324,392	0.0
1,967	(1),(2)	World Acceptance Corp.	201,067	0.0
22,040		WSFS Financial Corp.	989,155	0.1
			163,534,187	15.1

		Health Care: 20.7%
34,026	(1),(2)	1Life Healthcare, Inc.	1,485,235	0.2
3,045	(2)	89bio, Inc.	74,207	0.0
30,205	(2)	Abeona Therapeutics, Inc.	47,422	0.0
13,199	(1),(2)	Accelerate Diagnostics, Inc.	100,048	0.0
5,014	(1),(2)	Accolade, Inc.	218,109	0.0
39,654	(2)	Accuray, Inc.	165,357	0.0
37,935	(2)	AcelRx Pharmaceuticals, Inc.	47,039	0.0
4,142	(2)	Acutus Medical, Inc.	119,331	0.0
10,863	(2)	AdaptHealth Corp.	408,014	0.1
5,986	(2)	Addus HomeCare Corp.	700,901	0.1
38,112	(2)	Adverum Biotechnologies, Inc.	413,134	0.1
29,207	(1),(2)	ADMA Biologics, Inc.	56,954	0.0
17,744	(2)	Aeglea BioTherapeutics, Inc.	139,645	0.0
16,369	(1),(2)	Aerie Pharmaceuticals, Inc.	221,145	0.0
37,608	(2)	Affimed NV	218,879	0.0
64,940	(1),(2)	Agenus, Inc.	206,509	0.0
32,073	(2)	Agile Therapeutics, Inc.	92,050	0.0

See Accompanying Notes to Financial Statements

61

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

60,315	(2)	Akebia Therapeutics, Inc.	168,882	0.0
5,647	(1),(2)	Akero Therapeutics, Inc.	145,693	0.0
6,661	(1),(2)	Akouos, Inc.	132,088	0.0
6,817	(2)	Albireo Pharma, Inc.	255,706	0.0
19,996	(1),(2)	Alector, Inc.	302,539	0.0
3,279	(1),(2)	Aligos Therapeutics, Inc.	90,664	0.0
10,944	(1),(2)	Allakos, Inc.	1,532,160	0.2
23,430	(1),(2)	Allogene Therapeutics, Inc.	591,373	0.1
7,758	(1),(2)	Allovir, Inc.	298,218	0.0
69,614	(1),(2)	Allscripts Healthcare Solutions, Inc.	1,005,226	0.1
21,765	(2)	Alphatec Holdings, Inc.	316,028	0.0
4,172	(1),(2)	ALX Oncology Holdings, Inc.	359,626	0.0
6,435	(2)	American Renal Associates Holdings, Inc.	73,681	0.0
111,239	(2)	Amicus Therapeutics, Inc.	2,568,509	0.3
20,217	(2)	AMN Healthcare Services, Inc.	1,379,810	0.1
41,998	(1),(2)	Amneal Pharmaceuticals, Inc.	191,931	0.0
16,001	(2)	Amphastar Pharmaceuticals, Inc.	321,780	0.0
9,206	(2)	AnaptysBio, Inc.	197,929	0.0
24,285	(2)	Anavex Life Sciences Corp.	131,139	0.0
16,152	(2)	Angiodynamics, Inc.	247,610	0.0
4,520	(2)	ANI Pharmaceuticals, Inc.	131,261	0.0
5,979	(1),(2)	Anika Therapeutics, Inc.	270,610	0.0
6,749	(1),(2)	Annexon, Inc.	168,927	0.0
72,519	(2)	Antares Pharma, Inc.	289,351	0.0
26,378	(1),(2)	Apellis Pharmaceuticals, Inc.	1,508,822	0.2
9,100	(2)	Apollo Medical Holdings, Inc.	166,257	0.0
11,955	(2)	Applied Genetic Technologies Corp./DE	48,896	0.0
5,659	(2)	Applied Molecular Transport, Inc.	174,127	0.0
5,658	(1),(2)	Applied Therapeutics, Inc.	124,533	0.0
3,434	(2)	Aprea Therapeutics, Inc.	16,895	0.0
10,257	(2)	Aptinyx, Inc.	35,489	0.0
14,871	(2)	Apyx Medical Corp.	107,071	0.0
7,784	(1),(2)	Aquestive Therapeutics, Inc.	41,644	0.0
6,397	(2)	Aravive, Inc.	36,079	0.0
9,440	(1),(2)	Arcturus Therapeutics Holdings, Inc.	409,507	0.1
18,429	(2)	Arcus Biosciences, Inc.	478,417	0.1
8,433	(1),(2)	Arcutis Biotherapeutics, Inc.	237,220	0.0
32,194	(2)	Ardelyx, Inc.	208,295	0.0
25,472	(2)	Arena Pharmaceuticals, Inc.	1,957,014	0.2
43,454	(1),(2)	Arrowhead Pharmaceuticals, Inc.	3,334,225	0.3
14,519	(1),(2)	Arvinas, Inc.	1,233,099	0.1
36,223	(1),(2)	Aspira Women's Health, Inc.	243,056	0.0
14,003	(2)	Assembly Biosciences, Inc.	84,718	0.0
31,865	(2)	Atara Biotherapeutics, Inc.	625,510	0.1
4,828	(1),(2)	Atea Pharmaceuticals, Inc.	201,714	0.0
28,033	(1),(2)	Athenex, Inc.	310,045	0.0
79,349	(1),(2)	Athersys, Inc.	138,861	0.0
4,586	(1),(2)	Athira Pharma, Inc.	157,070	0.0
12,787	(2)	Atreca, Inc.	206,510	0.0
18,986	(2)	AtriCure, Inc.	1,056,951	0.1
599		Atrion Corp.	384,702	0.1
20,792	(2)	Avanos Medical, Inc.	953,937	0.1
10,342	(2)	AVEO Pharmaceuticals, Inc.	59,673	0.0
24,861	(1),(2)	Avid Bioservices, Inc.	286,896	0.0
7,070	(2)	Avidity Biosciences, Inc.	180,426	0.0
13,168	(1),(2)	Avrobio, Inc.	183,562	0.0
6,871	(2)	Axcella Health, Inc.	35,660	0.0
15,650	(2)	AxoGen, Inc.	280,135	0.0
13,024	(1),(2)	Axonics Modulation Technologies, Inc.	650,158	0.1
12,148	(1),(2)	Axsome Therapeutics, Inc.	989,698	0.1
16,991	(1),(2)	Beam Therapeutics, Inc.	1,387,145	0.1
5,649	(2)	Beyond Air, Inc.	29,770	0.0
6,908	(2)	Beyondspring, Inc.	84,278	0.0
76,661	(1),(2)	BioCryst Pharmaceuticals, Inc.	571,124	0.1
40,029	(2)	BioDelivery Sciences International, Inc.	168,122	0.0
21,078	(2)	Biohaven Pharmaceutical Holding Co. Ltd.	1,806,595	0.2
5,959	(2)	BioLife Solutions, Inc.	237,705	0.0
11,498	(2)	BioSig Technologies, Inc.	44,842	0.0
14,630	(2)	BioTelemetry, Inc.	1,054,530	0.1
5,347	(1),(2)	Bioxcel Therapeutics, Inc.	247,031	0.0
7,778	(2)	Black Diamond Therapeutics, Inc.	249,285	0.0
24,099	(2)	Blueprint Medicines Corp.	2,702,703	0.3
13,057	(1),(2)	BrainStorm Cell Therapeutics, Inc.	59,083	0.0
31,688	(1),(2)	Bridgebio Pharma, Inc.	2,253,334	0.2
80,358	(2)	Brookdale Senior Living, Inc.	355,986	0.0
3,555	(2)	C4 Therapeutics, Inc.	117,777	0.0
5,335	(2)	Cabaletta Bio, Inc.	66,581	0.0
28,009	(2)	Calithera Biosciences, Inc.	137,524	0.0
16,455	(1)	Cantel Medical Corp.	1,297,641	0.1
18,841	(2)	Cara Therapeutics, Inc.	285,064	0.0
16,619	(2)	Cardiovascular Systems, Inc.	727,247	0.1
20,981	(1),(2)	CareDx, Inc.	1,520,073	0.2
32,773	(2)	CASI Pharmaceuticals, Inc.	96,680	0.0
13,430	(2)	Cassava Sciences, Inc.	91,593	0.0
5,148	(2)	Castle Biosciences, Inc.	345,688	0.0
10,815	(2)	Catalyst Biosciences, Inc.	68,243	0.0
42,533	(2)	Catalyst Pharmaceuticals, Inc.	142,060	0.0
5,529	(2)	Cellular Biomedicine Group, Inc.	101,623	0.0
15,308	(1),(2)	CEL-SCI Corp.	178,491	0.0
4,155	(2)	Centogene NV	44,791	0.0
70,262	(1),(2)	Cerus Corp.	486,213	0.1
21,684	(2)	Checkpoint Therapeutics, Inc.	57,463	0.0

See Accompanying Notes to Financial Statements

62

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

9,450	(1),(2)	Chembio Diagnostics, Inc.	44,887	0.0
21,736	(2)	ChemoCentryx, Inc.	1,345,893	0.1
23,570	(2)	Chiasma, Inc.	102,530	0.0
23,605	(2)	Chimerix, Inc.	114,012	0.0
6,355	(2)	Chinook Therapeutics, Inc.	100,790	0.0
18,085	(1),(2)	ChromaDex Corp.	86,808	0.0
18,221	(2)	Cidara Therapeutics, Inc.	36,442	0.0
34,573	(2)	Clovis Oncology, Inc.	165,950	0.0
23,035	(2)	Codexis, Inc.	502,854	0.1
12,021	(1),(2)	Co-Diagnostics, Inc.	111,795	0.0
24,810	(1),(2)	Coherus Biosciences, Inc.	431,198	0.1
14,885	(1),(2)	Collegium Pharmaceutical, Inc.	298,147	0.0
37,486	(2)	Community Health Systems, Inc.	278,521	0.0
5,804		Computer Programs & Systems, Inc.	155,779	0.0
13,316	(2)	Concert Pharmaceuticals, Inc.	168,314	0.0
11,912		Conmed Corp.	1,334,144	0.1
13,286	(1),(2)	Constellation Pharmaceuticals, Inc.	382,637	0.1
11,642	(1),(2)	ContraFect Corp.	58,792	0.0
35,902	(2)	Corbus Pharmaceuticals Holdings, Inc.	44,878	0.0
41,958	(2)	Corcept Therapeutics, Inc.	1,097,621	0.1
13,111	(2)	CorMedix, Inc.	97,415	0.0
6,850	(2)	Cortexyme, Inc.	190,293	0.0
3,888	(2)	Corvel Corp.	412,128	0.1
48,245	(2)	Covetrus, Inc.	1,386,561	0.1
12,512	(2)	Crinetics Pharmaceuticals, Inc.	176,544	0.0
15,081	(2)	Cross Country Healthcare, Inc.	133,768	0.0
16,277	(2)	CryoLife, Inc.	384,300	0.1
14,858	(1),(2)	CryoPort, Inc.	651,969	0.1
13,249	(2)	Cue Biopharma, Inc.	165,745	0.0
7,253	(2)	Cutera, Inc.	174,870	0.0
12,043	(2)	Cyclerion Therapeutics, Inc.	36,852	0.0
31,363	(2)	Cymabay Therapeutics, Inc.	180,024	0.0
29,024	(1),(2)	Cytokinetics, Inc.	603,119	0.1
19,604	(2)	CytomX Therapeutics, Inc.	128,406	0.0
17,679	(1),(2)	CytoSorbents Corp.	140,902	0.0
16,399	(2)	Deciphera Pharmaceuticals, Inc.	935,891	0.1
27,350	(1),(2)	Denali Therapeutics, Inc.	2,290,836	0.2
4,043	(1),(2)	DermTech, Inc.	131,155	0.0
28,519	(2)	Dicerna Pharmaceuticals, Inc.	628,274	0.1
92,575	(2)	Durect Corp.	191,630	0.0
9,579	(2)	Dyadic International, Inc.	51,535	0.0
45,508	(1),(2)	Dynavax Technologies Corp.	202,511	0.0
4,498	(1),(2)	Dyne Therapeutics, Inc.	94,458	0.0
4,804	(2)	Eagle Pharmaceuticals, Inc./DE	223,722	0.0
2,455	(2)	Eargo, Inc.	110,033	0.0
27,220	(1),(2)	Editas Medicine, Inc.	1,908,394	0.2
4,687	(2)	Eidos Therapeutics, Inc.	616,715	0.1
12,698	(2)	Eiger BioPharmaceuticals, Inc.	156,058	0.0
13,850	(1),(2)	Eloxx Pharmaceuticals, Inc.	55,123	0.0
19,575	(2)	Emergent Biosolutions, Inc.	1,753,920	0.2
8,357	(2)	Enanta Pharmaceuticals, Inc.	351,830	0.0
99,207	(1),(2)	Endo International PLC	712,306	0.1
22,496		Ensign Group, Inc.	1,640,408	0.2
22,082	(2)	Enzo Biochem, Inc.	55,647	0.0
39,029	(1),(2)	Epizyme, Inc.	423,855	0.1
11,156	(1),(2)	Esperion Therapeutics, Inc.	290,056	0.0
6,441	(2)	Eton Pharmaceuticals, Inc.	52,365	0.0
9,872	(1),(2)	Evelo Biosciences, Inc.	119,352	0.0
35,102	(1),(2)	Evofem Biosciences, Inc.	84,596	0.0
33,028	(2)	Evolent Health, Inc.	529,439	0.1
11,237	(1),(2)	Evolus, Inc.	37,756	0.0
31,468	(2)	Exicure, Inc.	55,698	0.0
31,138	(1),(2)	Fate Therapeutics, Inc.	2,831,378	0.3
9,363	(2)	Fennec Pharmaceuticals, Inc.	69,754	0.0
37,055	(1),(2)	FibroGen, Inc.	1,374,370	0.1
13,200	(2)	Five Prime Therapeutics, Inc.	224,532	0.0
18,400	(1),(2)	Flexion Therapeutics, Inc.	212,336	0.0
31,244	(1),(2)	Fluidigm Corp.	187,464	0.0
2,162	(2)	Foghorn Therapeutics, Inc.	43,824	0.0
3,419	(2)	FONAR Corp.	59,354	0.0
6,932	(1),(2)	Forma Therapeutics Holdings, Inc.	241,927	0.0
30,295	(2)	Fortress Biotech, Inc.	96,035	0.0
10,959	(1),(2)	Frequency Therapeutics, Inc.	386,414	0.1
6,674	(1),(2)	Fulcrum Therapeutics, Inc.	78,153	0.0
5,604	(1),(2)	Fulgent Genetics, Inc.	291,968	0.0
14,817	(1),(2)	G1 Therapeutics, Inc.	266,558	0.0
18,928	(2)	Galectin Therapeutics, Inc.	42,399	0.0
5,348	(1),(2)	Generation Bio Co.	151,616	0.0
30,785	(2)	GenMark Diagnostics, Inc.	449,461	0.1
14,018	(1),(2)	Genprex, Inc.	58,175	0.0
122,897	(1),(2)	Geron Corp.	195,406	0.0
18,585	(1),(2)	Glaukos Corp.	1,398,707	0.1
18,809	(2)	GlycoMimetics, Inc.	70,722	0.0
23,901	(1),(2)	Gossamer Bio, Inc.	231,123	0.0
2,249	(2)	Graybug Vision, Inc.	65,266	0.0
15,488	(2)	Gritstone Oncology, Inc.	61,023	0.0
58,496	(1),(2)	Halozyme Therapeutics, Inc.	2,498,364	0.2
16,266	(2)	Hanger, Inc.	357,689	0.0
1,751	(2)	Harmony Biosciences Holdings, Inc.	63,299	0.0
4,543	(1),(2)	Harpoon Therapeutics, Inc.	75,459	0.0
11,544	(2)	Harrow Health, Inc.	79,192	0.0
18,748	(2)	Harvard Bioscience, Inc.	80,429	0.0
14,410	(1),(2)	Health Catalyst, Inc.	627,267	0.1
32,561	(2)	HealthEquity, Inc.	2,269,827	0.2
11,576	(2)	HealthStream, Inc.	252,820	0.0
38,459	(1),(2)	Heron Therapeutics, Inc.	813,985	0.1

See Accompanying Notes to Financial Statements

63

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

2,960	(1),(2)	Heska Corp.	431,124	0.1
38,642	(2)	HMS Holdings Corp.	1,420,094	0.1
15,589	(1),(2)	Homology Medicines, Inc.	176,000	0.0
6,368	(1),(2)	Hookipa Pharma, Inc.	70,621	0.0
76,917	(1),(2)	iBio, Inc.	80,763	0.0
8,660	(2)	iCAD, Inc.	114,312	0.0
7,376	(2)	Ideaya Biosciences, Inc.	103,264	0.0
3,016	(1),(2)	IGM Biosciences, Inc.	266,283	0.0
2,996	(2)	IMARA, Inc.	66,062	0.0
2,689	(2)	Immunic, Inc.	41,115	0.0
76,346	(2)	Immunogen, Inc.	492,432	0.1
15,838	(2)	Immunovant, Inc.	731,557	0.1
3,082	(2)	Inari Medical, Inc.	269,028	0.0
6,626	(2)	InfuSystem Holdings, Inc.	124,436	0.0
3,137	(2)	Inhibrx, Inc.	103,427	0.0
27,681	(1),(2)	Innoviva, Inc.	342,968	0.0
7,970	(2)	Inogen, Inc.	356,100	0.0
32,008	(1),(2)	Inovalon Holdings, Inc.	581,585	0.1
68,396	(1),(2)	Inovio Pharmaceuticals, Inc.	605,305	0.1
3,786	(1),(2)	Inozyme Pharma, Inc.	78,143	0.0
44,471	(2)	Insmed, Inc.	1,480,440	0.2
11,427	(2)	Inspire Medical Systems, Inc.	2,149,304	0.2
14,314	(2)	Integer Holdings Corp.	1,162,154	0.1
22,051	(1),(2)	Intellia Therapeutics, Inc.	1,199,574	0.1
11,216	(1),(2)	Intercept Pharmaceuticals, Inc.	277,035	0.0
14,102	(2)	Intersect ENT, Inc.	322,936	0.0
28,432	(1),(2)	Intra-Cellular Therapies, Inc.	904,138	0.1
3,874	(2)	IntriCon Corp.	70,119	0.0
14,703		Invacare Corp.	131,592	0.0
50,144	(1),(2)	Invitae Corp.	2,096,521	0.2
2,774	(2)	iRadimed Corp.	63,247	0.0
12,309	(1),(2)	iRhythm Technologies, Inc.	2,919,818	0.3
69,397	(2)	Ironwood Pharmaceuticals, Inc.	790,432	0.1
4,545	(1),(2)	iTeos Therapeutics, Inc.	153,712	0.0
34,454	(1),(2)	IVERIC bio, Inc.	238,077	0.0
6,126	(1),(2)	Joint Corp./The	160,869	0.0
8,297	(2)	Jounce Therapeutics, Inc.	58,079	0.0
74,342	(2)	Kadmon Holdings, Inc.	308,519	0.0
18,329	(1),(2)	Kala Pharmaceuticals, Inc.	124,271	0.0
5,756	(1),(2)	Kaleido Biosciences, Inc.	52,380	0.0
6,471	(2)	KalVista Pharmaceuticals, Inc.	122,884	0.0
6,884	(1),(2)	Karuna Therapeutics, Inc.	699,346	0.1
30,567	(1),(2)	Karyopharm Therapeutics, Inc.	473,177	0.1
5,480	(1),(2)	Keros Therapeutics, Inc.	386,559	0.1
14,999	(2)	Kezar Life Sciences, Inc.	78,295	0.0
15,886	(2)	Kindred Biosciences, Inc.	68,469	0.0
11,383	(2)	Kiniksa Pharmaceuticals Ltd.	201,138	0.0
14,039	(1),(2)	Kodiak Sciences, Inc.	2,062,469	0.2
5,247	(1),(2)	Kronos Bio, Inc.	156,728	0.0
5,844	(1),(2)	Krystal Biotech, Inc.	350,640	0.0
26,482	(2)	Kura Oncology, Inc.	864,902	0.1
3,881	(2)	Kymera Therapeutics, Inc.	240,622	0.0
9,571	(1),(2)	La Jolla Pharmaceutical Co.	37,135	0.0
15,322	(1),(2)	Lannett Co., Inc.	99,899	0.0
29,012	(2)	Lantheus Holdings, Inc.	391,372	0.1
7,357	(1)	LeMaitre Vascular, Inc.	297,959	0.0
4,476	(2)	LENSAR, Inc.	32,451	0.0
22,086	(1),(2)	Lexicon Pharmaceuticals, Inc.	75,534	0.0
13,174	(2)	LHC Group, Inc.	2,810,278	0.3
6,197	(1),(2)	Ligand Pharmaceuticals, Inc.	616,292	0.1
12,721	(1),(2)	Liquidia Corp.	37,527	0.0
21,258	(1),(2)	LivaNova PLC	1,407,492	0.1
5,932	(2)	LogicBio Therapeutics, Inc.	45,261	0.0
18,332		Luminex Corp.	423,836	0.1
23,147	(2)	MacroGenics, Inc.	529,140	0.1
3,743	(1),(2)	Madrigal Pharmaceuticals, Inc.	416,109	0.1
10,358	(2)	Magellan Health, Inc.	858,057	0.1
10,086	(2)	Magenta Therapeutics, Inc.	79,074	0.0
95,460	(1),(2)	MannKind Corp.	298,790	0.0
10,498	(1),(2)	Marinus Pharmaceuticals, Inc.	128,076	0.0
19,516	(1),(2)	MediciNova, Inc.	102,654	0.0
32,349	(2)	Mednax, Inc.	793,844	0.1
11,862	(2)	Medpace Holdings, Inc.	1,651,190	0.2
48,022	(2)	MEI Pharma, Inc.	126,778	0.0
9,161	(2)	MeiraGTx Holdings plc	138,698	0.0
18,364	(2)	Meridian Bioscience, Inc.	343,223	0.0
23,757	(2)	Merit Medical Systems, Inc.	1,318,751	0.1
23,060	(2)	Mersana Therapeutics, Inc.	613,627	0.1
2,031	(1)	Mesa Laboratories, Inc.	582,166	0.1
23,248	(2)	Milestone Scientific, Inc.	49,286	0.0
17,082	(1),(2)	Minerva Neurosciences, Inc.	39,972	0.0
18,142	(2)	Mirati Therapeutics, Inc.	3,984,709	0.4
2,171	(1),(2)	Mirum Pharmaceuticals, Inc.	37,906	0.0
5,441	(2)	Misonix, Inc.	68,013	0.0
12,341	(2)	Molecular Templates, Inc.	115,882	0.0
6,015	(1),(2)	Morphic Holding, Inc.	201,803	0.0
17,701	(1),(2)	Mustang Bio, Inc.	66,998	0.0
31,312	(2)	Myriad Genetics, Inc.	619,195	0.1
18,369	(1),(2)	NanoString Technologies, Inc.	1,228,519	0.1
13,767	(1),(2)	NantHealth, Inc.	44,467	0.0
14,445	(2)	NantKwest, Inc.	192,552	0.0
32,176	(1),(2)	Natera, Inc.	3,202,156	0.3
5,495		National Healthcare Corp.	364,923	0.0
5,949		National Research Corp.	254,320	0.0
14,214	(2)	Natus Medical, Inc.	284,849	0.0
22,949	(2)	Neogen Corp.	1,819,856	0.2
45,244	(2)	NeoGenomics, Inc.	2,435,937	0.2
14,739	(1),(2)	Neoleukin Therapeutics, Inc.	207,820	0.0
7,251	(2)	Neubase Therapeutics, Inc.	50,684	0.0
14,623	(2)	Nevro Corp.	2,531,241	0.2
7,827	(2)	NextCure, Inc.	85,314	0.0
24,356	(2)	NextGen Healthcare, Inc.	444,253	0.1
10,458	(2)	NGM Biopharmaceuticals, Inc.	316,825	0.0

See Accompanying Notes to Financial Statements

64

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

6,961	(1),(2)	Nkarta, Inc.	427,893	0.1
26,576	(1),(2)	Novavax, Inc.	2,963,490	0.3
4,738	(1),(2)	Nurix Therapeutics, Inc.	155,785	0.0
22,283	(2)	NuVasive, Inc.	1,255,201	0.1
21,773	(1),(2)	Nymox Pharmaceutical Corp.	53,997	0.0
29,200	(2)	Ocular Therapeutix, Inc.	604,440	0.1
5,353	(2)	Odonate Therapeutics, Inc.	102,778	0.0
25,551	(1),(2)	Omeros Corp.	364,996	0.0
18,515	(2)	Omnicell, Inc.	2,222,170	0.2
30,262	(2)	Oncocyte Corp.	72,326	0.0
2,076	(1),(2)	Oncorus, Inc.	67,117	0.0
3,456	(2)	Ontrak, Inc.	213,546	0.0
173,278	(1),(2)	Opko Health, Inc.	684,448	0.1
6,336	(2)	OptimizeRx Corp.	197,430	0.0
17,113	(1),(2)	Optinose, Inc.	70,848	0.0
18,979	(2)	Option Care Health, Inc.	296,832	0.0
30,827	(1),(2)	OraSure Technologies, Inc.	326,304	0.0
9,050	(2)	Organogenesis Holdings, Inc.	68,147	0.0
9,100	(1),(2)	ORIC Pharmaceuticals, Inc.	308,035	0.0
7,973	(2)	Orthofix Medical, Inc.	342,680	0.0
5,749	(1),(2)	OrthoPediatrics Corp.	237,146	0.0
3,244	(1),(2)	Outset Medical, Inc.	184,389	0.0
20,082	(1),(2)	Ovid therapeutics, Inc.	46,389	0.0
30,714		Owens & Minor, Inc.	830,814	0.1
3,037	(1),(2)	Oyster Point Pharma, Inc.	57,156	0.0
74,883	(1),(2)	Pacific Biosciences of California, Inc.	1,942,465	0.2
18,421	(1),(2)	Pacira BioSciences, Inc.	1,102,313	0.1
20,344	(1),(2)	Paratek Pharmaceuticals, Inc.	127,353	0.0
10,193	(1),(2)	Passage Bio, Inc.	260,635	0.0
37,129	(1)	Patterson Cos., Inc.	1,100,132	0.1
17,899	(1),(2)	PAVmed, Inc.	37,946	0.0
11,205	(2)	Pennant Group, Inc./The	650,562	0.1
10,434	(1),(2)	Personalis, Inc.	381,989	0.1
9,227	(1),(2)	PetIQ, Inc.	354,778	0.0
8,259	(1),(2)	PhaseBio Pharmaceuticals, Inc.	27,750	0.0
4,579	(2)	Phathom Pharmaceuticals, Inc.	152,114	0.0
8,769		Phibro Animal Health Corp.	170,294	0.0
13,161	(2)	Phreesia, Inc.	714,116	0.1
24,798	(2)	Pieris Pharmaceuticals, Inc.	61,995	0.0
4,860	(2)	Pliant Therapeutics, Inc.	110,419	0.0
4,965	(2)	PMV Pharmaceuticals, Inc.	305,397	0.0
3,959	(2)	Praxis Precision Medicines, Inc.	217,824	0.0
28,723	(1),(2)	Precigen, Inc.	292,975	0.0
20,185	(1),(2)	Precision BioSciences, Inc.	168,343	0.0
3,665	(2)	Prelude Therapeutics, Inc.	262,231	0.0
22,231	(2)	Prestige Consumer Healthcare, Inc.	775,195	0.1
6,113	(2)	Prevail Therapeutics, Inc.	141,027	0.0
11,407	(1),(2)	Progyny, Inc.	483,543	0.1
13,071	(2)	Protagonist Therapeutics, Inc.	263,511	0.0
13,837	(2)	Prothena Corp. PLC	166,182	0.0
20,731	(2)	Provention Bio, Inc.	351,183	0.0
5,251	(2)	Providence Service Corp.	727,946	0.1
27,236	(2)	PTC Therapeutics, Inc.	1,662,213	0.2
3,849	(2)	Pulmonx Corp.	265,658	0.0
6,032	(1),(2)	Pulse Biosciences, Inc.	143,924	0.0
13,065	(1),(2)	Puma Biotechnology, Inc.	134,047	0.0
8,988	(2)	Quanterix Corp.	417,942	0.1
27,883	(1),(2)	Quotient Ltd.	145,270	0.0
46,634	(2)	R1 RCM, Inc.	1,120,149	0.1
19,590	(2)	Radius Health, Inc.	349,877	0.0
19,054	(2)	RadNet, Inc.	372,887	0.0
5,015	(2)	RAPT Therapeutics, Inc.	99,046	0.0
14,886	(2)	REGENXBIO, Inc.	675,229	0.1
13,996	(1),(2)	Relay Therapeutics, Inc.	581,674	0.1
6,197	(1),(2)	Relmada Therapeutics, Inc.	198,738	0.0
9,989	(2)	Replimune Group, Inc.	381,080	0.0
12,898	(2)	Repro-Med Systems, Inc.	77,646	0.0
5,791	(1),(2)	Retractable Technologies, Inc.	62,195	0.0
27,629	(2)	Revance Therapeutics, Inc.	783,006	0.1
16,797	(2)	REVOLUTION Medicines, Inc.	664,993	0.1
14,766	(1),(2)	Rhythm Pharmaceuticals, Inc.	438,993	0.1
74,193	(1),(2)	Rigel Pharmaceuticals, Inc.	259,676	0.0
14,928	(1),(2)	Rocket Pharmaceuticals, Inc.	818,652	0.1
34,839	(2)	Rockwell Medical, Inc.	35,187	0.0
15,309	(1),(2)	Rubius Therapeutics, Inc.	116,195	0.0
50,291	(1),(2)	Sangamo Therapeutics, Inc.	784,791	0.1
26,364	(2)	Savara, Inc.	30,319	0.0
10,891	(2)	Scholar Rock Holding Corp.	528,540	0.1
12,719	(1),(2)	Schrodinger, Inc./United States	1,007,090	0.1
11,636	(2)	SeaSpine Holdings Corp.	203,048	0.0
47,774	(2)	Select Medical Holdings Corp.	1,321,429	0.1
31,258	(2)	Selecta Biosciences, Inc.	94,712	0.0
23,512	(1),(2)	Seres Therapeutics, Inc.	576,044	0.1
6,291	(1),(2)	Sharps Compliance Corp.	59,450	0.0
4,938	(1),(2)	Shattuck Labs, Inc.	258,801	0.0
12,366	(1),(2)	Shockwave Medical, Inc.	1,282,602	0.1
11,247	(2)	SI-BONE, Inc.	336,285	0.0
19,725	(2)	Sientra, Inc.	76,730	0.0
24,087	(2)	SIGA Technologies, Inc.	175,112	0.0
11,624	(1),(2)	Silk Road Medical, Inc.	732,080	0.1
6,219	(1)	Simulations Plus, Inc.	447,270	0.1
28,835	(2)	Soleno Therapeutics, Inc.	55,652	0.0
11,686	(2)	Solid Biosciences, Inc.	88,580	0.0
106,897	(1),(2)	Sorrento Therapeutics, Inc.	729,572	0.1
62,089	(2)	Spectrum Pharmaceuticals, Inc.	211,723	0.0
8,279	(1),(2)	Spero Therapeutics, Inc.	160,530	0.0

See Accompanying Notes to Financial Statements

65

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

10,039	(1),(2)	SpringWorks Therapeutics, Inc.	728,028	0.1
2,354	(2)	Spruce Biosciences, Inc.	57,226	0.0
20,035	(2)	Staar Surgical Co.	1,587,173	0.2
19,107	(2)	Stereotaxis, Inc.	97,255	0.0
5,354	(1),(2)	Stoke Therapeutics, Inc.	331,573	0.0
19,200	(2)	Strongbridge Biopharma PLC	46,656	0.0
21,465	(2)	Supernus Pharmaceuticals, Inc.	540,059	0.1
29,089	(2)	Surgalign Holdings, Inc.	63,705	0.0
9,732	(2)	Surgery Partners, Inc.	282,325	0.0
5,697	(2)	SurModics, Inc.	247,933	0.0
11,760	(2)	Sutro Biopharma, Inc.	255,310	0.0
11,607	(2)	Syndax Pharmaceuticals, Inc.	258,140	0.0
19,150	(1),(2)	Syros Pharmaceuticals, Inc.	207,778	0.0
8,976	(1),(2)	Tabula Rasa HealthCare, Inc.	384,532	0.1
8,082	(2)	Tactile Systems Technology, Inc.	363,205	0.0
2,205	(2)	Tarsus Pharmaceuticals, Inc.	91,133	0.0
11,010	(1),(2)	TCR2 Therapeutics, Inc.	340,539	0.0
3,410	(1),(2)	Tela Bio, Inc.	51,286	0.0
45,168	(2)	Tenet Healthcare Corp.	1,803,558	0.2
49,254	(1),(2)	TG Therapeutics, Inc.	2,562,193	0.3
108,223	(2)	TherapeuticsMD, Inc.	130,950	0.0
20,005	(1),(2)	Theravance Biopharma, Inc.	355,489	0.0
18,827	(1),(2)	Tivity Health, Inc.	368,821	0.0
29,937	(1),(2)	Translate Bio, Inc.	551,739	0.1
10,766	(2)	TransMedics Group, Inc.	214,243	0.0
22,030	(2)	Travere Therapeutics, Inc.	600,428	0.1
12,473	(1),(2)	Tricida, Inc.	87,935	0.0
9,886	(2)	Triple-S Management Corp.	211,066	0.0
15,724	(2)	Turning Point Therapeutics, Inc.	1,915,969	0.2
14,321	(2)	Twist Bioscience Corp.	2,023,414	0.2
36,189	(2)	Tyme Technologies, Inc.	44,151	0.0
26,968	(1),(2)	Ultragenyx Pharmaceutical, Inc.	3,733,180	0.4
16,486	(1),(2)	UNITY Biotechnology, Inc.	86,387	0.0
8,834	(1),(2)	UroGen Pharma Ltd.	159,189	0.0
5,506		US Physical Therapy, Inc.	662,097	0.1
1,564		Utah Medical Products, Inc.	131,845	0.0
23,281	(2)	Vanda Pharmaceuticals, Inc.	305,912	0.0
8,259	(1),(2)	Vapotherm, Inc.	221,837	0.0
16,506	(2)	Varex Imaging Corp.	275,320	0.0
22,080	(1),(2)	Vaxart, Inc.	126,077	0.0
7,698	(1),(2)	Vaxcyte, Inc.	204,536	0.0
76,921	(1),(2)	VBI Vaccines, Inc.	211,533	0.0
25,189	(1),(2)	Veracyte, Inc.	1,232,750	0.1
72,061	(2)	Verastem, Inc.	153,490	0.0
19,398	(1),(2)	Vericel Corp.	599,010	0.1
6,335	(1),(2)	Verrica Pharmaceuticals, Inc.	72,916	0.0
9,423	(2)	Viela Bio, Inc.	338,945	0.0
16,274	(2)	Viemed Healthcare, Inc.	126,286	0.0
48,514	(1),(2)	ViewRay, Inc.	185,323	0.0
28,704	(1),(2)	Viking Therapeutics, Inc.	161,604	0.0
23,306	(1),(2)	Vir Biotechnology, Inc.	624,135	0.1
14,204	(1),(2)	Vocera Communications, Inc.	589,892	0.1
11,053	(2)	Voyager Therapeutics, Inc.	79,029	0.0
66,171	(2)	VYNE Therapeutics, Inc.	104,550	0.0
12,938	(2)	WaVe Life Sciences Ltd.	101,822	0.0
8,350	(2)	X4 Pharmaceuticals, Inc.	53,691	0.0
6,228	(2)	XBiotech, Inc.	97,468	0.0
24,272	(1),(2)	Xencor, Inc.	1,058,987	0.1
20,975	(2)	Xeris Pharmaceuticals, Inc.	103,197	0.0
2,951	(2)	XOMA Corp.	130,228	0.0
13,195	(1),(2)	Y-mAbs Therapeutics, Inc.	653,284	0.1
11,949	(1),(2)	Zentalis Pharmaceuticals, Inc.	620,631	0.1
92,419	(1),(2)	ZIOPHARM Oncology, Inc.	232,896	0.0
24,254	(1),(2)	Zogenix, Inc.	484,837	0.1
7,848	(1),(2)	Zynex, Inc.	105,634	0.0
			224,709,924	20.7

		Industrials: 15.1%
17,746	(1)	AAON, Inc.	1,182,416	0.1
14,701		AAR Corp.	532,470	0.1
28,967		ABM Industries, Inc.	1,096,111	0.1
21,776	(2)	Acacia Research Corp.	85,797	0.0
40,794		ACCO Brands Corp.	344,709	0.0
24,356		Advanced Drainage Systems, Inc.	2,035,674	0.2
13,668	(2)	Aegion Corp.	259,555	0.0
31,184	(2)	Aerojet Rocketdyne Holdings, Inc.	1,648,074	0.2
9,433	(2)	Aerovironment, Inc.	819,728	0.1
25,500	(2)	Air Transport Services Group, Inc.	799,170	0.1
4,289		Alamo Group, Inc.	591,668	0.1
13,215		Albany International Corp.	970,245	0.1
5,690		Allegiant Travel Co.	1,076,776	0.1
3,398		Allied Motion Technologies, Inc.	173,638	0.0
5,599	(1),(2)	Alpha Pro Tech Ltd.	62,429	0.0
27,917		Altra Industrial Motion Corp.	1,547,439	0.1
10,535	(2)	Ameresco, Inc.	550,348	0.1
9,804	(2)	American Superconductor Corp.	229,610	0.0
7,348	(2)	American Woodmark Corp.	689,610	0.1
61,493	(2),(3)	API Group Corp.	1,116,098	0.1
11,143	(1)	Apogee Enterprises, Inc.	353,010	0.0
16,810		Applied Industrial Technologies, Inc.	1,311,012	0.1
11,059		ArcBest Corp.	471,888	0.1
21,115		Arcosa, Inc.	1,159,847	0.1
6,425		Argan, Inc.	285,848	0.0
21,907	(2)	ASGN, Inc.	1,829,892	0.2
9,749		Astec Industries, Inc.	564,272	0.1
10,138	(2)	Astronics Corp.	134,126	0.0
20,413	(2)	Atkore International Group, Inc.	839,178	0.1
11,133	(2)	Atlas Air Worldwide Holdings, Inc.	607,194	0.1
22,682	(1),(2)	Avis Budget Group, Inc.	846,039	0.1
11,290		AZZ, Inc.	535,598	0.1
20,112		Barnes Group, Inc.	1,019,477	0.1
3,241		Barrett Business Services, Inc.	221,069	0.0

See Accompanying Notes to Financial Statements

66

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

23,622	(2)	Beacon Roofing Supply, Inc.	949,368	0.1
3,743		BG Staffing, Inc.	50,493	0.0
38,282	(1),(2)	Bloom Energy Corp.	1,097,162	0.1
7,028	(2)	Blue Bird Corp.	128,331	0.0
29,167	(2)	BMC Stock Holdings, Inc.	1,565,685	0.2
16,951		Boise Cascade Co.	810,258	0.1
20,464		Brady Corp.	1,080,908	0.1
17,626	(2)	BrightView Holdings, Inc.	266,505	0.0
21,221	(1)	Brink's Co.	1,527,912	0.1
49,612	(2)	Builders FirstSource, Inc.	2,024,666	0.2
10,223		Caesarstone Ltd.	131,774	0.0
7,254		CAI International, Inc.	226,615	0.0
20,292	(2)	Casella Waste Systems, Inc.	1,257,089	0.1
22,068	(2)	CBIZ, Inc.	587,229	0.1
14,608	(2)	Ceco Environmental Corp.	101,672	0.0
15,563	(1),(2)	Chart Industries, Inc.	1,833,166	0.2
7,713	(1),(2)	Cimpress PLC	676,739	0.1
8,696	(2)	CIRCOR International, Inc.	334,274	0.0
10,235		Columbus McKinnon Corp.	393,433	0.0
15,654		Comfort Systems USA, Inc.	824,340	0.1
13,469	(2)	Concrete Pumping Holdings, Inc.	51,586	0.0
11,332	(2)	Construction Partners, Inc.	329,875	0.0
50,481	(1)	CoreCivic, Inc.	330,651	0.0
19,289	(1),(2)	Cornerstone Building Brands, Inc.	179,002	0.0
21,915		Costamare, Inc.	181,456	0.0
51,160		Covanta Holding Corp.	671,731	0.1
5,065	(2)	Covenant Logistics Group, Inc.	75,013	0.0
3,396		CRA International, Inc.	172,958	0.0
5,970		CSW Industrials, Inc.	668,103	0.1
13,675		Cubic Corp.	848,397	0.1
19,834	(2)	Daseke, Inc.	115,236	0.0
17,838		Deluxe Corp.	520,870	0.1
9,865		Douglas Dynamics, Inc.	421,926	0.0
4,820	(2)	Ducommun, Inc.	258,834	0.0
7,403	(2)	DXP Enterprises, Inc.	164,569	0.0
13,281	(2)	Dycom Industries, Inc.	1,002,981	0.1
2,606	(1),(2)	Eagle Bulk Shipping, Inc.	49,514	0.0
2,928		Eastern Co/The	70,565	0.0
11,403	(2)	Echo Global Logistics, Inc.	305,828	0.0
23,201		EMCOR Group, Inc.	2,121,963	0.2
8,827		Encore Wire Corp.	534,651	0.1
18,246	(1),(2)	Energy Recovery, Inc.	248,875	0.0
23,438		Enerpac Tool Group Corp.	529,933	0.1
18,416		EnerSys	1,529,633	0.1
11,882	(1)	Ennis, Inc.	212,094	0.0
8,886		EnPro Industries, Inc.	671,071	0.1
11,031		ESCO Technologies, Inc.	1,138,620	0.1
2,187	(1),(2)	EVI Industries, Inc.	65,435	0.0
39,441	(2)	Evoqua Water Technologies Corp.	1,064,118	0.1
4,569	(2)	ExOne Co.	43,360	0.0
22,052		Exponent, Inc.	1,985,342	0.2
25,750		Federal Signal Corp.	854,127	0.1
60,831	(1)	Fluor Corp.	971,471	0.1
4,917	(2)	Forrester Research, Inc.	206,022	0.0
11,928		Forward Air Corp.	916,548	0.1
8,392	(2)	Foundation Building Materials, Inc.	161,210	0.0
5,719	(2)	Franklin Covey Co.	127,362	0.0
19,827		Franklin Electric Co., Inc.	1,372,227	0.1
122,750	(1),(2)	FuelCell Energy, Inc.	1,371,117	0.1
14,949	(1)	GATX Corp.	1,243,458	0.1
7,338		Genco Shipping & Trading Ltd.	54,008	0.0
14,237	(2)	Gibraltar Industries, Inc.	1,024,210	0.1
18,094	(2)	GMS, Inc.	551,505	0.1
7,981		Gorman-Rupp Co.	258,983	0.0
5,944	(2)	GP Strategies Corp.	70,496	0.0
5,089		Graham Corp.	77,251	0.0
20,552		Granite Construction, Inc.	548,944	0.1
27,765	(2)	Great Lakes Dredge & Dock Corp.	365,665	0.0
13,853	(1)	Greenbrier Cos., Inc.	503,972	0.1
18,667		Griffon Corp.	380,433	0.0
14,051		H&E Equipment Services, Inc.	418,860	0.0
34,474	(2)	Harsco Corp.	619,843	0.1
19,784	(1)	Hawaiian Holdings, Inc.	350,177	0.0
27,709	(1),(2)	HC2 Holdings, Inc.	90,331	0.0
32,307	(1)	Healthcare Services Group, Inc.	907,827	0.1
20,598		Heartland Express, Inc.	372,824	0.0
8,444		Heidrick & Struggles International, Inc.	248,085	0.0
13,473		Helios Technologies, Inc.	717,976	0.1
10,591	(2)	Herc Holdings, Inc.	703,348	0.1
6,967	(2)	Heritage-Crystal Clean, Inc.	146,795	0.0
25,447		Herman Miller, Inc.	860,109	0.1
31,709		Hillenbrand, Inc.	1,262,018	0.1
18,780		HNI Corp.	647,159	0.1
14,237	(2)	HUB Group, Inc.	811,509	0.1
3,279		Hurco Cos, Inc.	98,370	0.0
9,712	(2)	Huron Consulting Group, Inc.	572,522	0.1
4,261		Hyster-Yale Materials Handling, Inc. - A shares	253,743	0.0
7,863		ICF International, Inc.	584,457	0.1
3,728	(2)	IES Holdings, Inc.	171,637	0.0
15,392		Insperity, Inc.	1,253,217	0.1
8,342		Insteel Industries, Inc.	185,776	0.0
25,619		Interface, Inc.	268,999	0.0
29,149	(2)	JELD-WEN Holding, Inc.	739,219	0.1
13,441		John Bean Technologies Corp.	1,530,527	0.1
4,973		Kadant, Inc.	701,094	0.1
12,120		Kaman Corp.	692,416	0.1
55,539		KAR Auction Services, Inc.	1,033,581	0.1
14,777		Kelly Services, Inc.	303,963	0.0
35,681	(1)	Kennametal, Inc.	1,293,079	0.1
8,630		Kforce, Inc.	363,237	0.0
15,649		Kimball International, Inc.	187,006	0.0
21,780		Knoll, Inc.	319,730	0.0
23,727		Korn Ferry	1,032,124	0.1

See Accompanying Notes to Financial Statements

67

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

52,836	(2)	Kratos Defense & Security Solutions, Inc.	1,449,291	0.1
2,040	(2)	Lawson Products	103,856	0.0
5,196	(2)	LB Foster Co.	78,200	0.0
4,698		Lindsay Corp.	603,505	0.1
12,355		Luxfer Holdings PLC	202,869	0.0
7,344	(2)	Lydall, Inc.	220,540	0.0
15,262	(2)	Manitowoc Co., Inc./The	203,137	0.0
25,358		Marten Transport Ltd.	436,918	0.0
10,537	(2)	Masonite International Corp.	1,036,209	0.1
24,271	(1),(2)	Mastec, Inc.	1,654,797	0.2
2,264	(2)	Mastech Holdings, Inc.	35,998	0.0
11,226	(2)	Matrix Service Co.	123,711	0.0
18,567	(1)	Matson, Inc.	1,057,762	0.1
13,345		Matthews International Corp.	392,343	0.0
26,305	(1)	Maxar Technologies, Inc.	1,015,110	0.1
10,634		McGrath Rentcorp	713,541	0.1
29,713	(2)	Meritor, Inc.	829,290	0.1
12,685	(2)	Mesa Air Group, Inc.	84,863	0.0
4,675		Miller Industries, Inc.	177,743	0.0
9,529	(2)	Mistras Group, Inc.	73,945	0.0
4,971	(2)	Montrose Environmental Group, Inc.	153,902	0.0
12,986		Moog, Inc.	1,029,790	0.1
33,577	(2)	MRC Global, Inc.	222,615	0.0
24,041		Mueller Industries, Inc.	844,080	0.1
67,293		Mueller Water Products, Inc.	833,087	0.1
7,162	(2)	MYR Group, Inc.	430,436	0.0
2,290		National Presto Industries, Inc.	202,505	0.0
21,501	(2)	Navistar International Corp.	945,184	0.1
17,443	(2)	NN, Inc.	114,601	0.0
4,335	(2)	Northwest Pipe Co.	122,680	0.0
47,551	(2)	NOW, Inc.	341,416	0.0
4,761	(1),(2)	NV5 Global, Inc.	375,072	0.0
1,294	(1)	Omega Flex, Inc.	188,924	0.0
11,521	(2)	Orion Energy Systems, Inc.	113,712	0.0
25,545	(1),(2)	PAE, Inc.	234,503	0.0
992	(2)	PAM Transportation Services	48,608	0.0
8,506		Park Aerospace Corp.	114,065	0.0
3,781		Park-Ohio Holdings Corp.	116,833	0.0
9,552	(1),(2)	Parsons Corp.	347,788	0.0
24,558	(2)	PGT Innovations, Inc.	499,510	0.1
9,848	(2)	Pico Holdings, Inc.	92,079	0.0
75,592	(1)	Pitney Bowes, Inc.	465,647	0.0
161,364	(1),(2)	Plug Power, Inc.	5,471,853	0.5
4,077		Powell Industries, Inc.	120,231	0.0
1,403		Preformed Line Products Co.	96,021	0.0
21,073		Primoris Services Corp.	581,826	0.1
11,495	(1),(2)	Proto Labs, Inc.	1,763,333	0.2
17,595	(1)	Quad/Graphics, Inc.	67,213	0.0
14,371		Quanex Building Products Corp.	318,605	0.0
18,079	(2)	Radiant Logistics, Inc.	104,858	0.0
15,768		Raven Industries, Inc.	521,763	0.1
10,560	(2)	RBC Bearings, Inc.	1,890,662	0.2
60,824	(2)	Resideo Technologies, Inc.	1,293,118	0.1
13,944		Resources Connection, Inc.	175,276	0.0
12,089		REV Group, Inc.	106,504	0.0
51,302		Rexnord Corp.	2,025,916	0.2
20,311		Rush Enterprises, Inc. - Class A	841,282	0.1
11,362	(2)	Saia, Inc.	2,054,250	0.2
4,202	(1)	Scorpio Bulkers, Inc.	71,140	0.0
8,220	(2)	SEACOR Holdings, Inc.	340,719	0.0
15,157		Shyft Group, Inc./The	430,156	0.0
18,555		Simpson Manufacturing Co., Inc.	1,733,965	0.2
18,919	(1),(2)	SiteOne Landscape Supply, Inc.	3,001,121	0.3
21,387		Skywest, Inc.	862,110	0.1
10,119	(2)	SP Plus Corp.	291,731	0.0
39,042	(1),(2)	Spirit Airlines, Inc.	954,577	0.1
18,532	(2)	SPX Corp.	1,010,735	0.1
18,473	(2)	SPX FLOW, Inc.	1,070,695	0.1
5,452		Standex International Corp.	422,639	0.0
36,966		Steelcase, Inc.	500,889	0.1
12,272	(2)	Sterling Construction Co., Inc.	228,382	0.0
63,919	(1),(2)	Sunrun, Inc.	4,434,700	0.4
5,756		Systemax, Inc.	206,583	0.0
12,728	(2)	Team, Inc.	138,735	0.0
7,898		Tennant Co.	554,203	0.1
29,019		Terex Corp.	1,012,473	0.1
23,180		Tetra Tech, Inc.	2,683,780	0.3
21,964	(1),(2)	Textainer Group Holdings Ltd.	421,270	0.0
14,694	(2)	Thermon Group Holdings, Inc.	229,667	0.0
8,462	(2)	Titan Machinery, Inc.	165,432	0.0
13,136	(1),(2)	TPI Composites, Inc.	693,318	0.1
3,182	(2)	Transcat, Inc.	110,352	0.0
18,243	(2)	Trimas Corp.	577,756	0.1
17,725	(1),(2)	TriNet Group, Inc.	1,428,635	0.1
25,938		Triton International Ltd./Bermuda	1,258,252	0.1
22,336		Triumph Group, Inc.	280,540	0.0
15,202	(2)	TrueBlue, Inc.	284,125	0.0
17,552	(2)	Tutor Perini Corp.	227,298	0.0
25,489		UFP Industries, Inc.	1,415,914	0.1
6,497		Unifirst Corp.	1,375,350	0.1
3,610		Universal Logistics Holdings, Inc.	74,330	0.0
40,150	(2)	Upwork, Inc.	1,385,978	0.1
13,798		US Ecology, Inc.	501,281	0.1
10,692	(2)	US Xpress Enterprises, Inc.	73,133	0.0
5,038	(2)	Vectrus, Inc.	250,489	0.0
5,678	(2)	Veritiv Corp.	118,046	0.0
8,763		Viad Corp.	316,958	0.0
8,340	(2)	Vicor Corp.	769,115	0.1
3,904		VSE Corp.	150,265	0.0
23,114	(1)	Wabash National Corp.	398,254	0.0
11,551		Watts Water Technologies, Inc.	1,405,757	0.1
56,225	(2)	Welbilt, Inc.	742,170	0.1
26,126		Werner Enterprises, Inc.	1,024,662	0.1
21,129	(2)	Wesco International, Inc.	1,658,626	0.2
4,757	(2)	Willdan Group, Inc.	198,367	0.0
69,209	(2)	WillScot Mobile Mini Holdings Corp.	1,603,573	0.2
			164,074,013	15.1

		Information Technology: 13.9%
50,468	(1),(2)	3D Systems Corp.	528,905	0.1
45,072	(1),(2)	8x8, Inc.	1,553,632	0.1
27,055	(2)	A10 Networks, Inc.	266,762	0.0

See Accompanying Notes to Financial Statements

68

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

16,585	(2)	Acacia Communications, Inc.	1,210,042	0.1
49,555	(2)	ACI Worldwide, Inc.	1,904,399	0.2
20,775		Adtran, Inc.	306,847	0.0
16,460	(1),(2)	Advanced Energy Industries, Inc.	1,596,126	0.2
8,096	(2)	Agilysys, Inc.	310,724	0.0
13,552	(1),(2)	Akoustis Technologies, Inc.	165,741	0.0
20,706	(2)	Alarm.com Holdings, Inc.	2,142,036	0.2
9,225	(2)	Alpha & Omega Co.	218,079	0.0
18,570	(1),(2)	Altair Engineering, Inc.	1,080,403	0.1
14,258	(2)	Ambarella, Inc.	1,309,170	0.1
13,336		American Software, Inc.	228,979	0.0
42,538		Amkor Technology, Inc.	641,473	0.1
7,144	(1),(2)	Appfolio, Inc.	1,286,206	0.1
15,383	(1),(2)	Appian Corp.	2,493,430	0.2
10,028	(2)	Applied Optoelectronics, Inc.	85,338	0.0
33,711	(2)	Arlo Technologies, Inc.	262,609	0.0
6,677	(1),(2)	Atomera, Inc.	107,433	0.0
35,887	(2)	Avaya Holdings Corp.	687,236	0.1
13,826	(2)	Avid Technology, Inc.	219,419	0.0
14,142	(2)	Axcelis Technologies, Inc.	411,815	0.0
17,408	(2)	AXT, Inc.	166,595	0.0
12,767		Badger Meter, Inc.	1,200,864	0.1
4,224		Bel Fuse, Inc.	63,487	0.0
19,129		Belden, Inc.	801,505	0.1
15,920		Benchmark Electronics, Inc.	429,999	0.0
12,708	(2)	Benefitfocus, Inc.	184,012	0.0
21,482	(1)	Blackbaud, Inc.	1,236,504	0.1
21,858	(1),(2)	Blackline, Inc.	2,915,420	0.3
18,889	(2)	Bottomline Technologies de, Inc.	996,206	0.1
60,599	(2)	Box, Inc.	1,093,812	0.1
17,540	(2)	Brightcove, Inc.	322,736	0.0
31,390		Brooks Automation, Inc.	2,129,811	0.2
14,732	(2)	CalAmp Corp.	146,141	0.0
22,625	(2)	Calix, Inc.	673,320	0.1
2,086	(2)	Cambium Networks Corp.	52,317	0.0
15,290	(2)	Cardtronics plc	539,737	0.1
13,628	(2)	Casa Systems, Inc.	84,085	0.0
6,130	(1)	Cass Information Systems, Inc.	238,518	0.0
15,963	(1),(2)	Cerence, Inc.	1,603,962	0.2
9,245	(2)	Ceva, Inc.	420,647	0.0
11,930	(2)	ChannelAdvisor Corp.	190,641	0.0
5,140	(2)	Clearfield, Inc.	127,061	0.0
88,576	(1),(2)	Cloudera, Inc.	1,232,092	0.1
12,454		CMC Materials, Inc.	1,884,290	0.2
17,743		Cohu, Inc.	677,428	0.1
18,180	(2)	Commvault Systems, Inc.	1,006,627	0.1
10,624		Comtech Telecommunications Corp.	219,811	0.0
71,540	(2)	Conduent, Inc.	343,392	0.0
26,519	(2)	Cornerstone OnDemand, Inc.	1,167,897	0.1
5,314	(1),(2)	Corsair Gaming, Inc.	192,473	0.0
14,161		CSG Systems International, Inc.	638,236	0.1
13,970		CTS Corp.	479,590	0.0
3,153	(2)	Cyberoptics Corp.	71,542	0.0
16,623	(1)	Daktronics, Inc.	77,796	0.0
30,458	(2)	Diebold Nixdorf, Inc.	324,682	0.0
12,339	(2)	Digi International, Inc.	233,207	0.0
5,185	(1),(2)	Digimarc Corp.	244,939	0.0
35,929	(2)	Digital Turbine, Inc.	2,032,144	0.2
18,568	(2)	Diodes, Inc.	1,309,044	0.1
10,874	(2)	Domo, Inc.	693,435	0.1
10,365	(2)	DSP Group, Inc.	171,955	0.0
5,518	(2)	DZS, Inc.	85,363	0.0
7,194	(1),(2)	Eastman Kodak Co.	58,559	0.0
11,297	(1)	Ebix, Inc.	428,947	0.0
9,041	(2)	eGain Corp.	106,774	0.0
27,967	(2)	Endurance International Group Holdings, Inc.	264,288	0.0
23,062	(2)	Envestnet, Inc.	1,897,772	0.2
5,750	(2)	ePlus, Inc.	505,712	0.1
26,279		EVERTEC, Inc.	1,033,290	0.1
17,518	(2)	Evo Payments, Inc.	473,161	0.0
14,519	(2)	ExlService Holdings, Inc.	1,236,002	0.1
51,376	(2)	Extreme Networks, Inc.	353,981	0.0
15,955	(2)	Fabrinet	1,237,948	0.1
7,656	(2)	Faro Technologies, Inc.	540,743	0.1
104,717	(2)	Fitbit, Inc.	712,076	0.1
33,613	(2)	Formfactor, Inc.	1,446,031	0.1
14,822	(2)	Genasys, Inc.	96,639	0.0
25,414	(2)	GreenSky, Inc.	117,667	0.0
5,805	(2)	Grid Dynamics Holdings, Inc.	73,143	0.0
8,806	(2)	GSI Technology, Inc.	65,164	0.0
13,181	(1),(2)	GTT Communications, Inc.	47,056	0.0
22,110	(2)	GTY Technology Holdings, Inc.	114,530	0.0
11,456		Hackett Group, Inc.	164,852	0.0
40,952	(1),(2)	Harmonic, Inc.	302,635	0.0
5,996	(1),(2)	I3 Verticals, Inc.	199,067	0.0
9,329	(2)	Ichor Holdings Ltd.	281,223	0.0
44,042	(1),(2)	II-VI, Inc.	3,345,430	0.3
7,792	(2)	Immersion Corp.	87,972	0.0
7,445	(1),(2)	Impinj, Inc.	311,722	0.0
68,596	(1),(2)	Infinera Corp.	718,886	0.1
19,968	(2)	Information Services Group, Inc.	65,495	0.0
29,913	(1),(2)	Inseego Corp.	462,754	0.0
15,019	(2)	Insight Enterprises, Inc.	1,142,796	0.1
8,718	(1),(2)	Intellicheck, Inc.	99,429	0.0
3,313	(1),(2)	Intelligent Systems Corp.	132,884	0.0
13,372		InterDigital, Inc.	811,413	0.1
10,177	(2)	International Money Express, Inc.	157,947	0.0
11,072	(2)	Intevac, Inc.	79,829	0.0
19,627	(2)	Iteris, Inc.	110,893	0.0
17,347	(2)	Itron, Inc.	1,663,577	0.2
18,762	(1),(2)	j2 Global, Inc.	1,832,860	0.2
61,368		KBR, Inc.	1,898,112	0.2
11,340	(2)	Kimball Electronics, Inc.	181,327	0.0
38,245	(2)	Knowles Corp.	704,855	0.1
7,500	(2)	KVH Industries, Inc.	85,125	0.0
58,475	(2)	Lattice Semiconductor Corp.	2,679,325	0.3
51,493	(1),(2)	Limelight Networks, Inc.	205,457	0.0
26,955	(1),(2)	LivePerson, Inc.	1,677,410	0.2
27,642	(2)	LiveRamp Holdings, Inc.	2,023,118	0.2
6,901	(2)	Luna Innovations, Inc.	68,182	0.0
20,479	(2)	MACOM Technology Solutions Holdings, Inc.	1,127,164	0.1

See Accompanying Notes to Financial Statements

69

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

11,859		Mantech International Corp.	1,054,739	0.1
4,095	(1),(2)	Maxeon Solar Technologies Ltd.	116,175	0.0
26,101		MAXIMUS, Inc.	1,910,332	0.2
29,466	(2)	MaxLinear, Inc.	1,125,307	0.1
16,123		Methode Electronics, Inc.	617,188	0.1
3,211	(1),(2)	MicroStrategy, Inc.	1,247,634	0.1
24,961	(2)	Mimecast Ltd.	1,418,783	0.1
17,771	(2)	Mitek Systems, Inc.	315,968	0.0
14,616	(1),(2)	Model N, Inc.	521,499	0.1
26,973	(2)	MoneyGram International, Inc.	147,407	0.0
8,423		MTS Systems Corp.	489,882	0.1
5,220	(1),(2)	Napco Security Technologies, Inc.	136,868	0.0
21,456	(2)	NeoPhotonics Corp.	195,035	0.0
13,046	(1),(2)	Netgear, Inc.	530,059	0.1
30,175	(2)	Netscout Systems, Inc.	827,399	0.1
28,562		NIC, Inc.	737,756	0.1
15,028	(2)	nLight, Inc.	490,664	0.1
14,828	(2)	Novanta, Inc.	1,752,966	0.2
2,166		NVE Corp.	121,686	0.0
14,642	(2)	OneSpan, Inc.	302,797	0.0
20,694	(2)	Onto Innovation, Inc.	984,000	0.1
7,309	(2)	OSI Systems, Inc.	681,345	0.1
7,319	(1),(2)	PAR Technology Corp.	459,560	0.0
13,310	(1),(2)	Paysign, Inc.	61,758	0.0
4,765		PC Connection, Inc.	225,337	0.0
7,898		PCTEL, Inc.	51,890	0.0
12,972	(2)	PDF Solutions, Inc.	280,195	0.0
14,120	(2)	Perficient, Inc.	672,818	0.1
60,098		Perspecta, Inc.	1,447,160	0.1
8,135	(2)	PFSweb, Inc.	54,749	0.0
26,818	(2)	Photronics, Inc.	299,289	0.0
15,393	(1),(2)	Ping Identity Holding Corp.	440,856	0.0
14,889	(1)	Plantronics, Inc.	402,450	0.0
12,526	(2)	Plexus Corp.	979,658	0.1
25,390		Power Integrations, Inc.	2,078,425	0.2
13,253	(2)	Powerfleet, Inc.	98,470	0.0
19,491		Progress Software Corp.	880,798	0.1
17,046	(2)	PROS Holdings, Inc.	865,425	0.1
21,631	(2)	Q2 Holdings, Inc.	2,736,970	0.3
5,023		QAD, Inc.	317,353	0.0
14,773	(1),(2)	Qualys, Inc.	1,800,386	0.2
12,849	(2)	Quantum Corp.	78,636	0.0
13,839	(2)	Rackspace Technology, Inc.	263,771	0.0
49,286	(2)	Rambus, Inc.	860,534	0.1
22,058	(1),(2)	Rapid7, Inc.	1,988,749	0.2
25,616	(2)	Repay Holdings Corp.	698,036	0.1
13,858	(2)	Research Frontiers, Inc.	38,941	0.0
20,538	(1),(2)	Resonant, Inc.	54,426	0.0
30,194	(2)	Ribbon Communications, Inc.	198,073	0.0
9,685	(2)	Rimini Street, Inc.	42,905	0.0
8,091	(2)	Rogers Corp.	1,256,451	0.1
38,293	(1),(2)	SailPoint Technologies Holding, Inc.	2,038,719	0.2
27,815	(2)	Sanmina Corp.	887,020	0.1
10,845		Sapiens International Corp. NV	331,965	0.0
11,126	(2)	Scansource, Inc.	293,504	0.0
27,743	(2)	Semtech Corp.	1,999,993	0.2
44,509	(2)	ServiceSource International, Inc.	78,336	0.0
3,479	(1),(2)	ShotSpotter, Inc.	131,158	0.0
18,494	(2)	Silicon Laboratories, Inc.	2,355,026	0.2
4,046	(2)	SiTime Corp.	452,869	0.0
6,273	(1),(2)	SMART Global Holdings, Inc.	236,053	0.0
15,083	(2)	Smith Micro Software, Inc.	81,750	0.0
11,750	(2)	Sprout Social, Inc.	533,568	0.1
15,430	(2)	SPS Commerce, Inc.	1,675,544	0.2
7,313	(2)	Startek, Inc.	54,994	0.0
3,798	(2)	Sumo Logic, Inc.	108,547	0.0
33,116	(1),(2)	SunPower Corp.	849,094	0.1
19,447	(2)	Super Micro Computer, Inc.	615,692	0.1
53,067	(2)	SVMK, Inc.	1,355,862	0.1
16,805	(2)	SYKES Enterprises, Inc.	633,044	0.1
14,881	(1),(2)	Synaptics, Inc.	1,434,528	0.1
19,922	(2)	Synchronoss Technologies, Inc.	93,633	0.0
15,095	(2)	TeleNav, Inc.	70,947	0.0
30,315	(2)	Tenable Holdings, Inc.	1,584,262	0.2
7,857		TTEC Holdings, Inc.	573,011	0.1
42,937	(1),(2)	TTM Technologies, Inc.	592,316	0.1
4,181	(1),(2)	Tucows, Inc.	308,934	0.0
17,300	(2)	Ultra Clean Holdings, Inc.	538,895	0.1
26,339	(2)	Unisys Corp.	518,352	0.1
11,163	(2)	Upland Software, Inc.	512,270	0.1
13,573	(2)	Varonis Systems, Inc.	2,220,679	0.2
20,582	(1),(2)	Veeco Instruments, Inc.	357,304	0.0
28,200	(2)	Verint Systems, Inc.	1,894,476	0.2
10,165	(2)	Veritone, Inc.	289,194	0.0
58,159	(2)	Verra Mobility Corp.	780,494	0.1
99,102	(2)	Viavi Solutions, Inc.	1,484,052	0.1
27,515	(1)	VirnetX Holding Corp.	138,676	0.0
12,551	(2)	Virtusa Corp.	641,733	0.1
57,530		Vishay Intertechnology, Inc.	1,191,446	0.1
5,837	(2)	Vishay Precision Group, Inc.	183,749	0.0
17,122	(2)	Workiva, Inc.	1,568,718	0.1
4,572	(2)	Wrap Technologies, Inc.	22,083	0.0
45,770		Xperi Holding Corp.	956,593	0.1
43,998	(1),(2)	Yext, Inc.	691,649	0.1
23,825	(2)	Zix Corp.	205,610	0.0
43,062	(2)	Zuora, Inc.	599,854	0.1
			150,677,103	13.9

		Materials: 4.1%
11,995	(2)	AdvanSix, Inc.	239,780	0.0
16,401	(2)	AgroFresh Solutions, Inc.	37,230	0.0
80,766	(2)	Alcoa Corp.	1,861,656	0.2
55,180	(1),(2)	Allegheny Technologies, Inc.	925,369	0.1
12,949		American Vanguard Corp.	200,969	0.0
45,848	(1),(2)	Amyris, Inc.	283,111	0.0
43,271	(2)	Arconic Corp.	1,289,476	0.1
39,229		Avient Corp.	1,580,144	0.2
13,824		Balchem Corp.	1,592,801	0.2
4,851		Caledonia Mining Corp. PLC	77,034	0.0
20,705		Carpenter Technology Corp.	602,930	0.1
22,070	(2)	Century Aluminum Co.	243,432	0.0
3,229		Chase Corp.	326,161	0.0
6,933	(2)	Clearwater Paper Corp.	261,721	0.0
170,454	(1)	Cleveland-Cliffs, Inc.	2,481,810	0.2
104,640	(1),(2)	Coeur Mining, Inc.	1,083,024	0.1
51,258		Commercial Metals Co.	1,052,839	0.1

See Accompanying Notes to Financial Statements

70

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

14,730		Compass Minerals International, Inc.	909,136	0.1
23,408		Domtar Corp.	740,863	0.1
35,313	(2)	Ferro Corp.	516,629	0.1
30,512	(2),(4),(5)	Ferroglobe PLC	–	–
10,543	(2)	Forterra, Inc.	181,287	0.0
8,057	(2),(4)	Fortitude Gold Corp.	8,460	0.0
11,599		FutureFuel Corp.	147,307	0.0
21,034	(2)	GCP Applied Technologies, Inc.	497,454	0.1
19,216		Glatfelter Corp.	314,758	0.0
28,201		Gold Resource Corp.	82,065	0.0
13,723		Greif, Inc. - Class A	643,334	0.1
4,141		Hawkins, Inc.	216,616	0.0
5,778		Haynes International, Inc.	137,748	0.0
22,106		HB Fuller Co.	1,146,859	0.1
225,998	(1)	Hecla Mining Co.	1,464,467	0.1
17,852	(2)	Ingevity Corp.	1,351,932	0.1
10,522		Innospec, Inc.	954,661	0.1
4,712	(2)	Intrepid Potash, Inc.	113,795	0.0
6,870		Kaiser Aluminum Corp.	679,443	0.1
8,898	(2)	Koppers Holdings, Inc.	277,262	0.0
13,591	(2)	Kraton Corp.	377,694	0.0
8,900		Kronos Worldwide, Inc.	132,699	0.0
63,460	(1),(2)	Livent Corp.	1,195,586	0.1
47,092		Louisiana-Pacific Corp.	1,750,410	0.2
36,461	(2)	Marrone Bio Innovations, Inc.	45,576	0.0
8,736		Materion Corp.	556,658	0.1
14,706		Minerals Technologies, Inc.	913,537	0.1
15,600		Myers Industries, Inc.	324,168	0.0
7,098		Neenah, Inc.	392,661	0.0
102,735	(2)	Novagold Resources, Inc.	993,447	0.1
67,477		O-I Glass, Inc.	802,976	0.1
4,795	(1)	Olympic Steel, Inc.	63,917	0.0
26,218		Orion Engineered Carbons SA	449,377	0.0
10,250	(2)	Pactiv Evergreen, Inc.	185,935	0.0
15,828		PQ Group Holdings, Inc.	225,707	0.0
5,751	(1)	Quaker Chemical Corp.	1,457,246	0.1
13,088	(2)	Ranpak Holdings Corp.	175,903	0.0
26,627	(2)	Rayonier Advanced Materials, Inc.	173,608	0.0
6,928	(2)	Ryerson Holding Corp.	94,498	0.0
11,426		Schnitzer Steel Industries, Inc.	364,604	0.0
13,254		Schweitzer-Mauduit International, Inc.	532,943	0.1
18,157		Sensient Technologies Corp.	1,339,442	0.1
9,304		Stepan Co.	1,110,153	0.1
49,391	(2)	Summit Materials, Inc.	991,771	0.1
37,884		SunCoke Energy, Inc.	164,795	0.0
19,668	(2)	TimkenSteel Corp.	91,850	0.0
11,915	(2)	Trecora Resources	83,286	0.0
11,664		Tredegar Corp.	194,789	0.0
16,528		Trinseo SA	846,399	0.1
38,502		Tronox Holdings PLC	562,899	0.1
3,166	(2)	UFP Technologies, Inc.	147,536	0.0
936		United States Lime & Minerals, Inc.	106,704	0.0
94,671	(1)	United States Steel Corp.	1,587,633	0.2
6,881	(2)	US Concrete, Inc.	275,034	0.0
13,627		Verso Corp.	163,797	0.0
21,866		Warrior Met Coal, Inc.	466,183	0.1
15,922		Worthington Industries, Inc.	817,435	0.1
			44,682,419	4.1

		Real Estate: 6.1%
37,153		Acadia Realty Trust	527,201	0.1
23,367	(1)	Agree Realty Corp.	1,555,775	0.1
31,724		Alexander & Baldwin, Inc.	545,018	0.1
948		Alexander's, Inc.	262,928	0.0
3,567		Alpine Income Property Trust, Inc.	53,469	0.0
1,965	(2)	Altisource Portfolio Solutions SA	25,309	0.0
22,091		American Assets Trust, Inc.	637,988	0.1
47,668		American Finance Trust, Inc.	354,173	0.0
25,174		Armada Hoffler Properties, Inc.	282,452	0.0
10,934		Bluerock Residential Growth REIT, Inc.	138,534	0.0
9,774		Broadstone Net Lease, Inc.	191,375	0.0
5,451		BRT Apartments Corp.	82,855	0.0
41,612		CareTrust REIT, Inc.	922,954	0.1
21,924		CatchMark Timber Trust, Inc.	205,209	0.0
5,614		Centerspace	396,573	0.0
20,305		Chatham Lodging Trust	219,294	0.0
4,859		CIM Commercial Trust Corp.	69,192	0.0
19,515		City Office REIT, Inc.	190,662	0.0
8,396		Clipper Realty, Inc.	59,192	0.0
207,652	(1)	Colony Capital, Inc.	998,806	0.1
49,426		Columbia Property Trust, Inc.	708,769	0.1
9,419		Community Healthcare Trust, Inc.	443,729	0.0
6,824		CorEnergy Infrastructure Trust, Inc.	46,744	0.0
16,738		CorePoint Lodging, Inc.	115,157	0.0
2,781		CTO Realty Growth, Inc.	117,247	0.0
48,072	(1),(2)	Cushman & Wakefield PLC	712,908	0.1
86,780		DiamondRock Hospitality Co.	715,935	0.1
104,242		Diversified Healthcare Trust	429,477	0.0
34,631	(1)	Easterly Government Properties, Inc.	784,392	0.1
16,893		EastGroup Properties, Inc.	2,332,248	0.2
41,144		Essential Properties Realty Trust, Inc.	872,253	0.1
10,495	(2)	eXp World Holdings, Inc.	662,444	0.1
12,609		Farmland Partners, Inc.	109,698	0.0
6,869	(2)	Forestar Group, Inc.	138,616	0.0
30,664		Four Corners Property Trust, Inc.	912,867	0.1
44,538		Franklin Street Properties Corp.	194,631	0.0
22,027		Front Yard Residential Corp.	356,837	0.0
3,112	(2)	FRP Holdings, Inc.	141,752	0.0
50,239	(1)	Geo Group, Inc./The	445,118	0.0
14,968		Getty Realty Corp.	412,219	0.0

See Accompanying Notes to Financial Statements

71

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

14,686		Gladstone Commercial Corp.	264,348	0.0
9,048	(1)	Gladstone Land Corp.	132,463	0.0
18,378		Global Medical REIT, Inc.	240,017	0.0
39,520		Global Net Lease, Inc.	677,373	0.1
58,146		Healthcare Realty Trust, Inc.	1,721,122	0.2
14,652		Hersha Hospitality Trust	115,604	0.0
40,778		Independence Realty Trust, Inc.	547,649	0.1
1,261		Indus Realty Trust, Inc.	78,812	0.0
28,616		Industrial Logistics Properties Trust	666,467	0.1
9,253	(1)	Innovative Industrial Properties, Inc.	1,694,502	0.2
31,932	(1)	iStar, Inc.	474,190	0.0
52,540		Kennedy-Wilson Holdings, Inc.	939,941	0.1
36,423		Kite Realty Group Trust	544,888	0.1
119,315		Lexington Realty Trust	1,267,125	0.1
16,748		LTC Properties, Inc.	651,665	0.1
63,938	(1)	Macerich Co.	682,218	0.1
37,134		Mack-Cali Realty Corp.	462,690	0.0
9,988	(2)	Marcus & Millichap, Inc.	371,853	0.0
41,790		Monmouth Real Estate Investment Corp.	723,803	0.1
18,662		National Health Investors, Inc.	1,290,851	0.1
27,347	(1)	National Storage Affiliates Trust	985,312	0.1
35,553		New Senior Investment Group, Inc.	184,165	0.0
62,555		Newmark Group, Inc.	456,026	0.0
9,466		NexPoint Residential Trust, Inc.	400,506	0.0
20,909		Office Properties Income Trust	475,052	0.1
7,355		One Liberty Properties, Inc.	147,615	0.0
56,362	(1)	Pebblebrook Hotel Trust	1,059,606	0.1
90,565	(1)	Physicians Realty Trust	1,612,057	0.2
55,393		Piedmont Office Realty Trust, Inc.	899,028	0.1
7,120		Plymouth Industrial REIT, Inc.	106,800	0.0
28,591		PotlatchDeltic Corp.	1,430,122	0.1
20,839		Preferred Apartment Communities, Inc.	154,209	0.0
8,814		PS Business Parks, Inc.	1,171,116	0.1
26,691	(1)	QTS Realty Trust, Inc.	1,651,639	0.2
4,186	(2)	Rafael Holdings, Inc.	97,617	0.0
7,761		RE/MAX Holdings, Inc.	281,957	0.0
49,658	(2)	Realogy Holdings Corp.	651,513	0.1
42,254	(2)	Redfin Corp.	2,899,892	0.3
50,004		Retail Opportunity Investments Corp.	669,554	0.1
93,166		Retail Properties of America, Inc.	797,501	0.1
6,872		Retail Value, Inc.	102,187	0.0
71,432		RLJ Lodging Trust	1,010,763	0.1
6,840		RMR Group, Inc.	264,161	0.0
35,435		RPT Realty	306,513	0.0
21,796		Ryman Hospitality Properties	1,476,897	0.1
88,652		Sabra Healthcare REIT, Inc.	1,539,885	0.1
7,440	(1)	Safehold, Inc.	539,326	0.1
4,936		Saul Centers, Inc.	156,372	0.0
14,711	(1),(2)	Seritage Growth Properties	215,957	0.0
71,071		Service Properties Trust	816,606	0.1
67,419		SITE Centers Corp.	682,280	0.1
14,169	(1)	St. Joe Co.	601,474	0.1
64,756		STAG Industrial, Inc.	2,028,158	0.2
3,061	(2)	Stratus Properties, Inc.	78,055	0.0
45,307		Summit Hotel Properties, Inc.	408,216	0.0
93,413		Sunstone Hotel Investors, Inc.	1,058,369	0.1
39,242	(1)	Tanger Factory Outlet Centers, Inc.	390,850	0.0
9,796	(2)	Tejon Ranch Co.	141,552	0.0
29,258		Terreno Realty Corp.	1,711,886	0.2
16,260		UMH Properties, Inc.	240,811	0.0
83,389		Uniti Group, Inc.	978,153	0.1
5,615		Universal Health Realty Income Trust	360,876	0.0
51,047		Urban Edge Properties	660,548	0.1
12,152		Urstadt Biddle Properties, Inc.	171,708	0.0
36,334		Washington Real Estate Investment Trust	785,904	0.1
17,932		Whitestone REIT	142,918	0.0
49,259		Xenia Hotels & Resorts, Inc.	748,737	0.1
			65,670,030	6.1

		Utilities: 2.9%
22,500		ALLETE, Inc.	1,393,650	0.1
15,713		American States Water Co.	1,249,341	0.1
3,334		Artesian Resources Corp.	123,625	0.0
43,985	(2)	Atlantic Power Corp.	92,368	0.0
29,414		Avista Corp.	1,180,678	0.1
26,870		Black Hills Corp.	1,651,162	0.2
14,196	(1)	Brookfield Infrastructure Corp.	1,026,371	0.1
44,467	(1)	Brookfield Renewable Corp.	2,591,092	0.2
8,441	(1),(2)	Cadiz, Inc.	89,897	0.0
21,277		California Water Service Group	1,149,596	0.1
6,987	(1)	Chesapeake Utilities Corp.	756,063	0.1
17,121		Clearway Energy, Inc.-Class A	505,926	0.0
33,210		Clearway Energy, Inc.-Class C	1,060,395	0.1
6,643		Consolidated Water Co., Ltd.	80,048	0.0
6,106		Global Water Resources, Inc.	87,987	0.0
15,984		MGE Energy, Inc.	1,119,360	0.1
7,325		Middlesex Water Co.	530,843	0.1
41,229	(1)	New Jersey Resources Corp.	1,465,691	0.1
13,145		Northwest Natural Holding Co.	604,539	0.1
21,931		NorthWestern Corp.	1,278,797	0.1
22,357		ONE Gas, Inc.	1,716,347	0.2
17,196	(1)	Ormat Technologies, Inc.	1,552,455	0.1
17,568		Otter Tail Corp.	748,572	0.1
33,847		PNM Resources, Inc.	1,642,595	0.2
38,546		Portland General Electric Co.	1,648,612	0.2
9,120	(2)	Purecycle Corp.	102,418	0.0

See Accompanying Notes to Financial Statements

72

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

3,842		RGC Resources, Inc.	91,363	0.0
11,354		SJW Group	787,513	0.1
43,410	(1)	South Jersey Industries, Inc.	935,486	0.1
24,071		Southwest Gas Holdings, Inc.	1,462,313	0.1
21,610	(1)	Spire, Inc.	1,383,904	0.1
23,049	(2)	Sunnova Energy International, Inc.	1,040,201	0.1
6,268		Unitil Corp.	277,484	0.0
5,539		York Water Co.	258,117	0.0
			31,684,809	2.9

	Total Common Stock
	(Cost $614,335,824)		1,066,228,692	98.4

RIGHTS: –%
		Communication Services: –%
46,399	(2),(4),(5)	Media General, Inc. - CVR	–	–

		Consumer, Non-cyclical: –%
390	(2),(4),(5)	GTX, Inc. - CVR	–	–

		Health Care: –%
4,590	(2),(4),(5)	Aduro Biotech, Inc. - CVR	–	–
37,288	(1),(2),(4),(5)	Progenics Pharmaceuticals, Inc. - CVR	–	–
			–	–

	Total Rights
	(Cost $800)		–	–

WARRANTS: 0.0%
		Health Care: 0.0%
154	(2)	Pulse Biosciences, Inc.	2,909	0.0

	Total Warrants
	(Cost $0)		2,909	0.0

	Total Long-Term Investments
	(Cost $614,336,624)		1,066,231,601	98.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 25.6%
		Repurchase Agreements: 22.2%
13,165,591	(6)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $13,165,735, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $13,428,903, due 02/03/21-11/20/70)	13,165,591	1.2
8,275,511	(6)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $8,275,602, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $8,441,021, due 07/01/24-10/01/50)	8,275,511	0.8
11,178,120	(6)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $11,178,414, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $11,737,026, due 03/01/21-11/20/40)	11,178,120	1.0
39,069,853	(6)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $39,070,153, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $39,851,250, due 01/25/21-10/15/62)	39,069,853	3.6
13,371,828	(6)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $13,371,931, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $13,639,265, due 01/14/21-01/20/69)	13,371,828	1.3
23,607,499	(6)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $23,607,835, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $24,080,016, due 01/31/21-05/15/49)	23,607,499	2.2

See Accompanying Notes to Financial Statements

73

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

32,749,464	(6)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $32,749,715, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $33,404,453, due 01/26/21-01/01/51)	32,749,464	3.0
5,394,421	(6)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $5,394,462, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $5,502,310, due 01/04/21-12/01/50)	5,394,421	0.5
2,527,494	(6)	Jefferies LLC, Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $2,527,511, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $2,578,044, due 03/02/21-08/15/29)	2,527,494	0.2
15,276,271	(6)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $15,276,489, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $15,581,796, due 07/01/22-12/01/50)	15,276,271	1.4
17,454,893	(6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $17,455,142, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $17,804,249, due 02/18/21-01/15/62)	17,454,893	1.6
13,237,152	(6)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $13,237,341, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $13,506,785, due 02/28/25-05/31/25)	13,237,152	1.2
4,284,309	(6)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $4,284,408, collateralized by various U.S. Government Securities, 0.379%-10.200%, Market Value plus accrued interest $4,472,113, due 05/13/21-11/01/40)	4,284,309	0.4
38,777,993	(6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $38,778,673, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $39,652,139, due 07/15/22-02/15/47)	38,777,993	3.6
2,433,470	(6)	Stonex Financial Inc., Repurchase Agreement dated 12/31/20, 0.14%, due 01/04/21 (Repurchase Amount $2,433,507, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,482,143, due 06/17/21-11/20/70)	2,433,470	0.2

	Total Repurchase Agreements
	(Cost $240,803,869)		240,803,869	22.2

See Accompanying Notes to Financial Statements

74

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

Shares			Value	Percentage of Net Assets
		Mutual Funds(6): 3.4%
23,923,052	(6),(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	23,923,052	2.2

6,441,000	(6),(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	6,441,000	0.6
6,430,000	(6),(7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	6,430,000	0.6
	Total Mutual Funds
	(Cost $36,794,052)		36,794,052	3.4

	Total Short-Term Investments
	(Cost $277,597,921)		277,597,921	25.6

	Total Investments in Securities (Cost $891,934,545)		$1,343,829,522	124.0
	Liabilities in Excess of Other Assets		(260,199,280)	(24.0)
	Net Assets		$1,083,630,242	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

75

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.0%
		Basic Materials: 0.7%
1,000,000		Air Products and Chemicals, Inc., 1.850%, 05/15/2027	$ 1,059,808	0.0
500,000		Air Products and Chemicals, Inc., 2.050%, 05/15/2030	533,523	0.0
1,000,000		Air Products and Chemicals, Inc., 2.700%, 05/15/2040	1,077,778	0.1
800,000		Barrick Australian Finance Pty Ltd., 5.950%, 10/15/2039	1,153,284	0.1
800,000		Cabot Corp., 3.700%, 07/15/2022	827,950	0.0
500,000	(1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	571,796	0.0
750,000		Dow Chemical Co/The, 2.100%, 11/15/2030	769,764	0.0
750,000		Dow Chemical Co/The, 3.600%, 11/15/2050	842,704	0.0
500,000		Dow Chemical Co/The, 4.250%, 10/01/2034	604,563	0.0
1,000,000		DuPont de Nemours, Inc., 5.419%, 11/15/2048	1,453,217	0.1
400,000		Eastman Chemical Co., 4.650%, 10/15/2044	506,387	0.0
280,000		International Paper Co., 3.800%, 01/15/2026	317,599	0.0
1,000,000		International Paper Co., 4.350%, 08/15/2048	1,309,731	0.1
500,000		Linde, Inc./CT, 1.100%, 08/10/2030	495,148	0.0
1,000,000		Linde, Inc./CT, 2.200%, 08/15/2022	1,025,653	0.0
500,000		LYB International Finance BV, 4.000%, 07/15/2023	542,754	0.0
1,000,000		LYB International Finance III LLC, 1.250%, 10/01/2025	1,018,214	0.0
750,000		LYB International Finance III LLC, 3.375%, 10/01/2040	803,156	0.0
250,000		Mosaic Co/The, 5.450%, 11/15/2033	311,350	0.0
1,000,000		Nucor Corp., 2.000%, 06/01/2025	1,059,909	0.0
1,000,000		Nutrien Ltd., 2.950%, 05/13/2030	1,101,356	0.1
1,000,000		Nutrien Ltd., 3.150%, 10/01/2022	1,040,539	0.0
500,000		PPG Industries, Inc., 2.550%, 06/15/2030	537,505	0.0
500,000		Rio Tinto Finance USA Ltd., 3.750%, 06/15/2025	564,588	0.0
750,000		Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	1,056,322	0.0
1,000,000		Sherwin-Williams Co/The, 3.450%, 06/01/2027	1,135,224	0.1
250,000		Southern Copper Corp., 5.875%, 04/23/2045	361,213	0.0
350,000		Southern Copper Corp., 6.750%, 04/16/2040	526,830	0.0
1,955,000		Vale Overseas Ltd., 6.875%, 11/21/2036	2,870,194	0.1
			25,478,059	0.7

		Communications: 3.1%
1,000,000		Alibaba Group Holding Ltd., 2.800%, 06/06/2023	1,052,647	0.0
1,000,000	(2)	Alibaba Group Holding Ltd., 3.400%, 12/06/2027	1,119,727	0.0
1,000,000		Alphabet, Inc., 1.100%, 08/15/2030	986,068	0.0
2,000,000		Alphabet, Inc., 1.900%, 08/15/2040	1,963,007	0.1
1,000,000		Amazon.com, Inc., 2.800%, 08/22/2024	1,082,552	0.0
1,000,000		Amazon.com, Inc., 3.150%, 08/22/2027	1,139,953	0.0
1,000,000		Amazon.com, Inc., 3.800%, 12/05/2024	1,125,121	0.0
1,000,000		Amazon.com, Inc., 4.800%, 12/05/2034	1,372,597	0.1
2,000,000		AT&T, Inc., 2.250%, 02/01/2032	2,031,576	0.1
1,000,000		AT&T, Inc., 2.300%, 06/01/2027	1,067,101	0.0
2,359,000	(1)	AT&T, Inc., 2.550%, 12/01/2033	2,430,960	0.1
2,000,000		AT&T, Inc., 3.300%, 02/01/2052	1,983,063	0.1
2,000,000		AT&T, Inc., 3.500%, 06/01/2041	2,159,413	0.1
5,086,000	(1)	AT&T, Inc., 3.500%, 09/15/2053	5,086,279	0.2
1,770,000	(1)	AT&T, Inc., 3.550%, 09/15/2055	1,764,083	0.1
1,000,000		AT&T, Inc., 3.650%, 06/01/2051	1,047,143	0.0
208,000	(1)	AT&T, Inc., 3.650%, 09/15/2059	209,037	0.0
1,264,000	(1)	AT&T, Inc., 3.800%, 12/01/2057	1,318,049	0.0
1,000,000		AT&T, Inc., 4.500%, 05/15/2035	1,213,869	0.0
500,000		AT&T, Inc., 4.650%, 06/01/2044	601,892	0.0
1,000,000		Baidu, Inc., 1.720%, 04/09/2026	1,015,884	0.0
500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	527,250	0.0

See Accompanying Notes to Financial Statements

76

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 2.300%, 02/01/2032	500,749	0.0
1,500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	1,743,807	0.1
1,500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 5.375%, 05/01/2047	1,872,233	0.1
1,000,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/2045	1,419,996	0.1
1,000,000		Cisco Systems, Inc., 3.625%, 03/04/2024	1,099,956	0.0
1,500,000		Cisco Systems, Inc., 5.500%, 01/15/2040	2,245,121	0.1
3,000,000		Comcast Corp., 1.950%, 01/15/2031	3,087,649	0.1
750,000		Comcast Corp., 3.000%, 02/01/2024	807,706	0.0
500,000		Comcast Corp., 3.375%, 02/15/2025	553,365	0.0
1,250,000		Comcast Corp., 3.600%, 03/01/2024	1,375,728	0.1
1,000,000		Comcast Corp., 3.750%, 04/01/2040	1,204,909	0.0
724,000		Comcast Corp., 3.969%, 11/01/2047	906,834	0.0
750,000		Comcast Corp., 4.200%, 08/15/2034	941,282	0.0
750,000		Comcast Corp., 4.250%, 01/15/2033	942,266	0.0
1,000,000		Comcast Corp., 4.500%, 01/15/2043	1,322,716	0.0
1,000,000		Comcast Corp., 4.600%, 08/15/2045	1,353,055	0.1
1,500,000		Comcast Corp., 4.700%, 10/15/2048	2,090,115	0.1
335,000		Comcast Corp., 6.500%, 11/15/2035	518,528	0.0
1,500,000		Deutsche Telekom International Finance BV, 8.750%, 06/15/2030	2,373,568	0.1
1,250,000		Discovery Communications LLC, 3.625%, 05/15/2030	1,432,824	0.1
250,000		Discovery Communications LLC, 3.900%, 11/15/2024	277,452	0.0
1,500,000		eBay, Inc., 2.700%, 03/11/2030	1,615,326	0.1
91,000		Motorola Solutions, Inc., 4.000%, 09/01/2024	101,710	0.0
500,000		NBCUniversal Media, LLC, 4.450%, 01/15/2043	655,256	0.0
1,500,000		Omnicom Group, Inc. / Omnicom Capital, Inc., 3.625%, 05/01/2022	1,564,937	0.1
500,000		Orange SA, 5.500%, 02/06/2044	730,042	0.0
250,000		Rogers Communications, Inc., 5.000%, 03/15/2044	343,288	0.0
500,000		Telefonica Emisiones SAU, 4.103%, 03/08/2027	578,926	0.0
750,000		Telefonica Emisiones SAU, 4.665%, 03/06/2038	906,032	0.0
1,000,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	1,041,195	0.0
1,000,000		Time Warner Cable LLC, 4.500%, 09/15/2042	1,171,840	0.0
300,000		TWDC Enterprises 18 Corp., 2.350%, 12/01/2022	311,600	0.0
400,000		TWDC Enterprises 18 Corp., 3.000%, 02/13/2026	444,703	0.0
300,000		TWDC Enterprises 18 Corp., 4.125%, 06/01/2044	384,867	0.0
1,000,000		Verizon Communications, Inc., 1.750%, 01/20/2031	996,221	0.0
1,000,000		Verizon Communications, Inc., 2.650%, 11/20/2040	1,011,383	0.0
2,000,000		Verizon Communications, Inc., 4.000%, 03/22/2050	2,426,268	0.1
1,585,000		Verizon Communications, Inc., 4.329%, 09/21/2028	1,909,132	0.1
1,650,000		Verizon Communications, Inc., 4.400%, 11/01/2034	2,059,807	0.1
3,000,000		Verizon Communications, Inc., 4.750%, 11/01/2041	3,973,247	0.1
1,636,000		Verizon Communications, Inc., 4.862%, 08/21/2046	2,211,044	0.1
300,000		ViacomCBS, Inc., 3.700%, 08/15/2024	329,048	0.0
248,000		ViacomCBS, Inc., 3.875%, 04/01/2024	271,217	0.0
250,000		ViacomCBS, Inc., 4.000%, 01/15/2026	286,247	0.0
2,500,000		ViacomCBS, Inc., 4.200%, 05/19/2032	3,016,539	0.1
390,000		ViacomCBS, Inc., 4.375%, 03/15/2043	460,760	0.0
440,000		ViacomCBS, Inc., 5.850%, 09/01/2043	612,063	0.0
500,000		Vodafone Group PLC, 3.750%, 01/16/2024	546,618	0.0
2,000,000		Vodafone Group PLC, 4.125%, 05/30/2025	2,287,933	0.1
1,000,000		Vodafone Group PLC, 6.150%, 02/27/2037	1,442,960	0.1
200,000		Walt Disney Co/The, 1.750%, 08/30/2024	208,649	0.0

See Accompanying Notes to Financial Statements

77

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

1,000,000		Walt Disney Co/The, 1.750%, 01/13/2026	1,048,544	0.0
1,000,000		Walt Disney Co/The, 2.200%, 01/13/2028	1,071,628	0.0
2,000,000		Walt Disney Co/The, 2.650%, 01/13/2031	2,193,275	0.1
3,000,000		Walt Disney Co/The, 3.500%, 05/13/2040	3,526,608	0.1
1,000,000		Walt Disney Co/The, 3.600%, 01/13/2051	1,213,841	0.0
250,000		Walt Disney Co/The, 4.750%, 09/15/2044	343,202	0.0
1,000,000		WPP Finance 2010, 3.625%, 09/07/2022	1,051,078	0.0
			104,714,164	3.1

		Consumer, Cyclical: 1.5%
202,375		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	198,125	0.0
821,856		American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 04/15/2030	807,578	0.0
207,188		American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/2030	209,667	0.0
1,049,739		American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	1,039,598	0.0
500,000		American Honda Finance Corp., 2.300%, 09/09/2026	543,322	0.0
2,000,000		American Honda Finance Corp., 1.200%, 07/08/2025	2,047,620	0.1
500,000		AutoZone, Inc., 1.650%, 01/15/2031	497,412	0.0
750,000		AutoZone, Inc., 3.125%, 07/15/2023	794,068	0.0
1,000,000	(2)	BorgWarner, Inc., 2.650%, 07/01/2027	1,075,793	0.1
500,000		Cummins, Inc., 1.500%, 09/01/2030	503,672	0.0
250,000		Cummins, Inc., 2.600%, 09/01/2050	255,408	0.0
624,909		Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 02/10/2024	640,852	0.0
1,000,000		General Motors Co., 5.400%, 10/02/2023	1,120,387	0.1
750,000		General Motors Co., 6.600%, 04/01/2036	1,026,688	0.0
500,000		General Motors Financial Co., Inc., 3.150%, 06/30/2022	517,792	0.0
1,000,000		General Motors Financial Co., Inc., 3.250%, 01/05/2023	1,048,850	0.0
750,000		General Motors Financial Co., Inc., 3.700%, 05/09/2023	795,394	0.0
500,000		General Motors Financial Co., Inc., 3.850%, 01/05/2028	556,340	0.0
500,000		General Motors Financial Co., Inc., 4.350%, 01/17/2027	569,734	0.0
1,000,000		General Motors Financial Co., Inc., 5.250%, 03/01/2026	1,179,686	0.1
1,000,000		Home Depot, Inc./The, 2.700%, 04/15/2030	1,116,413	0.1
500,000		Home Depot, Inc./The, 2.800%, 09/14/2027	556,974	0.0
1,000,000		Home Depot, Inc./The, 3.300%, 04/15/2040	1,179,496	0.1
2,350,000		Home Depot, Inc./The, 5.875%, 12/16/2036	3,565,112	0.1
500,000		Kohl's Corp., 4.250%, 07/17/2025	543,126	0.0
500,000		Lear Corp., 4.250%, 05/15/2029	572,077	0.0
500,000		Lear Corp., 5.250%, 05/15/2049	617,752	0.0
1,000,000		Lowe's Cos, Inc., 3.100%, 05/03/2027	1,122,432	0.1
500,000		Lowe's Cos, Inc., 3.650%, 04/05/2029	583,622	0.0
500,000		Marriott International, Inc./MD, 2.300%, 01/15/2022	506,642	0.0
500,000		Marriott International, Inc./MD, 3.125%, 02/15/2023	516,425	0.0
500,000		McDonald's Corp., 3.700%, 01/30/2026	569,800	0.0
400,000		McDonald's Corp., 4.600%, 05/26/2045	519,090	0.0
500,000		McDonald's Corp., 4.700%, 12/09/2035	647,627	0.0
325,000		McDonalds Corp., 6.300%, 10/15/2037	489,801	0.0
1,250,000		Mohawk Industries, Inc., 3.850%, 02/01/2023	1,328,365	0.1
500,000		NIKE, Inc., 2.375%, 11/01/2026	547,425	0.0
500,000		NIKE, Inc., 3.375%, 11/01/2046	593,647	0.0
300,000		O'Reilly Automotive, Inc., 3.800%, 09/01/2022	314,163	0.0
1,250,000		Starbucks Corp., 3.100%, 03/01/2023	1,320,766	0.1
500,000		Starbucks Corp., 3.550%, 08/15/2029	581,993	0.0
400,000		Tapestry, Inc., 4.250%, 04/01/2025	429,215	0.0
750,000		Target Corp., 2.900%, 01/15/2022	770,831	0.0
1,000,000		Target Corp., 3.500%, 07/01/2024	1,107,953	0.1
1,000,000		TJX Cos, Inc./The, 1.600%, 05/15/2031	1,015,548	0.0
1,000,000		Toyota Motor Credit Corp., 1.350%, 08/25/2023	1,026,991	0.0
1,000,000		Toyota Motor Credit Corp., 1.800%, 02/13/2025	1,049,015	0.0

See Accompanying Notes to Financial Statements

78

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

1,000,000	Toyota Motor Credit Corp., 2.700%, 01/11/2023	1,047,790	0.0
1,000,000	Toyota Motor Credit Corp., 3.050%, 01/11/2028	1,124,273	0.1
500,000	Toyota Motor Credit Corp., 3.200%, 01/11/2027	562,265	0.0
391,206	United Airlines 2015-1 Class AA Pass Through Trust, 3.450%, 12/01/2027	392,865	0.0
210,426	United Airlines 2016-1 Class A Pass Through Trust, 3.450%, 01/07/2030	208,589	0.0
210,425	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	213,729	0.0
908,244	United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	904,786	0.0
250,000	Walgreens Boots Alliance, Inc., 3.450%, 06/01/2026	276,634	0.0
250,000	Walgreens Boots Alliance, Inc., 3.800%, 11/18/2024	276,553	0.0
250,000	Walgreens Boots Alliance, Inc., 4.500%, 11/18/2034	287,520	0.0
250,000	Walgreens Boots Alliance, Inc., 4.650%, 06/01/2046	279,353	0.0
250,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/2044	283,975	0.0
500,000	Walmart, Inc., 5.250%, 09/01/2035	729,085	0.0
1,000,000	Walmart, Inc., 3.300%, 04/22/2024	1,090,544	0.1
1,000,000	Walmart, Inc., 3.400%, 06/26/2023	1,074,221	0.0
1,000,000	Walmart, Inc., 3.550%, 06/26/2025	1,132,592	0.1
1,000,000	Walmart, Inc., 3.700%, 06/26/2028	1,178,106	0.1
300,000	Whirlpool Corp., 3.700%, 05/01/2025	333,157	0.0
200,000	Whirlpool Corp., 4.000%, 03/01/2024	219,731	0.0
		50,236,055	1.5

	Consumer, Non-cyclical: 4.8%
1,000,000	Abbott Laboratories, 1.400%, 06/30/2030	1,016,762	0.0
284,000	Abbott Laboratories, 3.750%, 11/30/2026	332,865	0.0
339,000	Abbott Laboratories, 4.750%, 11/30/2036	467,183	0.0
500,000	Abbott Laboratories, 4.750%, 04/15/2043	702,749	0.0
1,000,000	Abbott Laboratories, 4.900%, 11/30/2046	1,481,006	0.1
500,000	AbbVie, Inc., 2.800%, 03/15/2023	523,143	0.0
1,500,000	AbbVie, Inc., 3.200%, 05/14/2026	1,663,459	0.1
1,000,000	AbbVie, Inc., 3.200%, 11/21/2029	1,121,835	0.1
500,000	AbbVie, Inc., 3.250%, 10/01/2022	520,984	0.0
500,000	AbbVie, Inc., 3.450%, 03/15/2022	515,791	0.0
1,250,000	AbbVie, Inc., 3.600%, 05/14/2025	1,393,696	0.1
750,000	AbbVie, Inc., 3.800%, 03/15/2025	837,317	0.0
1,000,000	AbbVie, Inc., 4.050%, 11/21/2039	1,209,759	0.1
1,000,000	AbbVie, Inc., 4.250%, 11/21/2049	1,257,841	0.1
500,000	AbbVie, Inc., 4.300%, 05/14/2036	616,320	0.0
500,000	AbbVie, Inc., 4.450%, 05/14/2046	636,638	0.0
1,000,000	AbbVie, Inc., 4.500%, 05/14/2035	1,256,886	0.1
750,000	AbbVie, Inc., 4.550%, 03/15/2035	950,377	0.0
500,000	Aetna, Inc., 2.750%, 11/15/2022	518,638	0.0
250,000	Aetna, Inc., 3.500%, 11/15/2024	274,628	0.0
300,000	Aetna, Inc., 4.500%, 05/15/2042	369,857	0.0
500,000	Altria Group, Inc., 2.950%, 05/02/2023	527,243	0.0
1,000,000	Altria Group, Inc., 4.000%, 01/31/2024	1,099,271	0.0
300,000	Altria Group, Inc., 4.250%, 08/09/2042	335,769	0.0
750,000	Altria Group, Inc., 4.800%, 02/14/2029	899,939	0.0
500,000	Altria Group, Inc., 5.800%, 02/14/2039	658,807	0.0
2,000,000	AmerisourceBergen Corp., 2.800%, 05/15/2030	2,175,888	0.1
250,000	AmerisourceBergen Corp., 4.250%, 03/01/2045	304,736	0.0
500,000	Amgen, Inc., 2.250%, 08/19/2023	525,394	0.0
2,000,000	Amgen, Inc., 2.300%, 02/25/2031	2,135,644	0.1
1,000,000	Amgen, Inc., 3.150%, 02/21/2040	1,102,452	0.0
1,500,000	Amgen, Inc., 4.400%, 05/01/2045	1,906,096	0.1
3,500,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	4,569,307	0.2
1,500,000	Anheuser-Busch InBev Worldwide, Inc., 3.500%, 06/01/2030	1,738,699	0.1
250,000	Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/2042	284,425	0.0
1,500,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%, 06/01/2040	1,842,986	0.1
1,500,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 06/01/2050	1,890,735	0.1

See Accompanying Notes to Financial Statements

79

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

750,000	Anheuser-Busch InBev Worldwide, Inc., 8.200%, 01/15/2039	1,294,339	0.1
250,000	Anthem, Inc., 3.500%, 08/15/2024	274,397	0.0
1,000,000	Anthem, Inc., 3.650%, 12/01/2027	1,153,402	0.1
750,000	Anthem, Inc., 4.101%, 03/01/2028	887,089	0.0
250,000	Anthem, Inc., 4.650%, 08/15/2044	329,104	0.0
100,000	AstraZeneca PLC, 3.500%, 08/17/2023	107,818	0.0
1,000,000	AstraZeneca PLC, 4.000%, 01/17/2029	1,191,833	0.1
1,000,000	AstraZeneca PLC, 4.375%, 08/17/2048	1,339,495	0.1
1,400,000	AstraZeneca PLC, 6.450%, 09/15/2037	2,159,625	0.1
500,000	Automatic Data Processing, Inc., 3.375%, 09/15/2025	563,179	0.0
1,000,000	BAT Capital Corp., 3.222%, 08/15/2024	1,083,138	0.0
224,000	Baxalta, Inc., 4.000%, 06/23/2025	253,212	0.0
1,870,000	Becton Dickinson & Co., 3.125%, 11/08/2021	1,911,668	0.1
750,000	Biogen, Inc., 4.050%, 09/15/2025	859,823	0.0
500,000	Boston Scientific Corp., 1.900%, 06/01/2025	525,424	0.0
500,000	Boston Scientific Corp., 2.650%, 06/01/2030	536,931	0.0
200,000	Boston Scientific Corp., 3.375%, 05/15/2022	208,370	0.0
1,000,000	Bristol-Myers Squibb Co., 1.125%, 11/13/2027	1,010,610	0.0
1,000,000	Bristol-Myers Squibb Co., 2.350%, 11/13/2040	1,029,198	0.0
500,000	Bristol-Myers Squibb Co., 3.250%, 08/01/2042	581,853	0.0
250,000	Bristol-Myers Squibb Co., 3.625%, 05/15/2024	274,172	0.0
500,000	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	571,050	0.0
1,000,000	Bristol-Myers Squibb Co., 3.900%, 02/20/2028	1,184,231	0.1
1,000,000	Bristol-Myers Squibb Co., 4.000%, 08/15/2023	1,095,369	0.0
500,000	Bristol-Myers Squibb Co., 4.625%, 05/15/2044	682,729	0.0
500,000	Bristol-Myers Squibb Co., 5.000%, 08/15/2045	724,172	0.0
1,000,000	Bunge Ltd. Finance Corp., 4.350%, 03/15/2024	1,103,629	0.0
500,000	Cardinal Health, Inc., 3.200%, 03/15/2023	529,202	0.0
500,000	Cardinal Health, Inc., 4.900%, 09/15/2045	616,999	0.0
750,000	Cigna Corp., 3.250%, 04/15/2025	824,247	0.0
500,000	Cigna Corp., 3.400%, 03/01/2027	564,476	0.0
250,000	Cigna Corp., 3.500%, 06/15/2024	273,360	0.0
1,000,000	Cigna Corp., 4.800%, 08/15/2038	1,303,691	0.1
500,000	Cigna Corp., 4.800%, 07/15/2046	659,597	0.0
500,000	Cigna Corp., 4.900%, 12/15/2048	687,599	0.0
1,000,000	Clorox Co/The, 1.800%, 05/15/2030	1,033,586	0.0
750,000	Clorox Co/The, 3.050%, 09/15/2022	780,233	0.0
1,000,000	Coca-Cola Co., 1.650%, 06/01/2030	1,027,098	0.0
1,000,000	Coca-Cola Co., 2.500%, 03/15/2051	1,033,395	0.0
1,000,000	Coca-Cola Co., 2.900%, 05/25/2027	1,116,089	0.1
1,000,000	Coca-Cola Co., 3.200%, 11/01/2023	1,084,849	0.0
750,000	Colgate-Palmolive Co., 2.250%, 11/15/2022	778,109	0.0
222,000	Conagra Brands, Inc., 3.200%, 01/25/2023	233,622	0.0
1,000,000	Constellation Brands, Inc., 3.200%, 02/15/2023	1,056,968	0.0
1,500,000	CVS Health Corp., 2.700%, 08/21/2040	1,519,803	0.1
750,000	CVS Health Corp., 2.750%, 12/01/2022	779,902	0.0
250,000	CVS Health Corp., 3.375%, 08/12/2024	273,206	0.0
137,000	CVS Health Corp., 3.700%, 03/09/2023	146,699	0.0
443,000	CVS Health Corp., 3.875%, 07/20/2025	502,293	0.0
1,000,000	CVS Health Corp., 4.300%, 03/25/2028	1,191,025	0.1
1,000,000	CVS Health Corp., 4.780%, 03/25/2038	1,263,403	0.1
2,000,000	CVS Health Corp., 5.050%, 03/25/2048	2,710,792	0.1
1,000,000	CVS Health Corp., 5.125%, 07/20/2045	1,346,415	0.1
200,000	CVS Health Corp., 5.300%, 12/05/2043	270,916	0.0
2,000,000	Diageo Capital PLC, 2.125%, 04/29/2032	2,114,473	0.1
1,000,000	Diageo Capital PLC, 3.500%, 09/18/2023	1,078,691	0.0
1,000,000	Diageo Capital PLC, 3.875%, 05/18/2028	1,167,393	0.1
3,750,000	Eli Lilly and Co., 2.250%, 05/15/2050	3,690,085	0.1
300,000	Estee Lauder Cos, Inc./The, 3.700%, 08/15/2042	333,656	0.0
350,000	Flowers Foods, Inc., 4.375%, 04/01/2022	362,519	0.0
750,000	General Mills, Inc., 4.150%, 02/15/2043	939,034	0.0

See Accompanying Notes to Financial Statements

80

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

500,000		Gilead Sciences, Inc., 2.500%, 09/01/2023	526,406	0.0
750,000		Gilead Sciences, Inc., 3.500%, 02/01/2025	828,797	0.0
260,000		Gilead Sciences, Inc., 3.650%, 03/01/2026	295,519	0.0
150,000		Gilead Sciences, Inc., 3.700%, 04/01/2024	163,541	0.0
250,000		Gilead Sciences, Inc., 4.150%, 03/01/2047	305,402	0.0
200,000		Gilead Sciences, Inc., 4.500%, 02/01/2045	255,633	0.0
750,000		Gilead Sciences, Inc., 4.750%, 03/01/2046	994,122	0.0
350,000		Gilead Sciences, Inc., 4.800%, 04/01/2044	462,038	0.0
500,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	789,474	0.0
750,000		Hershey Co/The, 2.300%, 08/15/2026	813,783	0.0
1,750,000		Humana, Inc., 3.850%, 10/01/2024	1,938,397	0.1
500,000		Humana, Inc., 4.950%, 10/01/2044	674,419	0.0
1,000,000		Johnson & Johnson, 2.450%, 03/01/2026	1,088,328	0.0
1,000,000		Johnson & Johnson, 2.900%, 01/15/2028	1,128,523	0.1
500,000		Johnson & Johnson, 2.950%, 03/03/2027	563,261	0.0
1,000,000		Johnson & Johnson, 3.625%, 03/03/2037	1,224,126	0.1
500,000		Johnson & Johnson, 3.700%, 03/01/2046	637,671	0.0
500,000		Johnson & Johnson, 3.750%, 03/03/2047	642,773	0.0
1,000,000		Kellogg Co., 2.100%, 06/01/2030	1,051,587	0.0
500,000		Kellogg Co., 3.250%, 04/01/2026	562,900	0.0
250,000		Keurig Dr Pepper, Inc., 3.400%, 11/15/2025	280,422	0.0
350,000		Keurig Dr Pepper, Inc., 4.500%, 11/15/2045	450,594	0.0
1,000,000		Kroger Co., 2.650%, 10/15/2026	1,093,437	0.0
250,000		Kroger Co/The, 4.450%, 02/01/2047	315,149	0.0
879,000		Kroger Co/The, 7.500%, 04/01/2031	1,294,960	0.1
250,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/2022	257,476	0.0
250,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	328,417	0.0
1,000,000		McKesson Corp., 0.900%, 12/03/2025	1,005,761	0.0
250,000		Mead Johnson Nutrition Co., 4.600%, 06/01/2044	332,914	0.0
311,000		Medtronic, Inc., 3.500%, 03/15/2025	349,080	0.0
716,000		Medtronic, Inc., 4.375%, 03/15/2035	964,523	0.0
72,000		Medtronic, Inc., 4.625%, 03/15/2045	102,156	0.0
1,000,000		Merck & Co., Inc., 0.750%, 02/24/2026	1,011,789	0.0
1,000,000		Merck & Co., Inc., 1.450%, 06/24/2030	1,011,019	0.0
250,000		Merck & Co., Inc., 3.700%, 02/10/2045	312,602	0.0
1,000,000		Merck & Co., Inc., 3.900%, 03/07/2039	1,262,929	0.1
1,000,000		Merck & Co., Inc., 4.150%, 05/18/2043	1,300,711	0.1
500,000		Molson Coors Beverage Co., 5.000%, 05/01/2042	626,648	0.0
1,000,000		Mondelez International, Inc., 2.750%, 04/13/2030	1,099,108	0.0
200,000		Mylan, Inc., 4.200%, 11/29/2023	218,892	0.0
500,000		Novartis Capital Corp., 2.200%, 08/14/2030	537,178	0.0
500,000		Novartis Capital Corp., 2.400%, 05/17/2022	513,948	0.0
500,000		Novartis Capital Corp., 2.750%, 08/14/2050	548,523	0.0
500,000		Novartis Capital Corp., 3.100%, 05/17/2027	562,410	0.0
500,000		Novartis Capital Corp., 3.400%, 05/06/2024	548,943	0.0
1,000,000		PayPal Holdings, Inc., 1.650%, 06/01/2025	1,045,663	0.0
1,000,000		PayPal Holdings, Inc., 2.300%, 06/01/2030	1,072,005	0.0
2,500,000		PepsiCo, Inc., 1.625%, 05/01/2030	2,567,659	0.1
500,000		PepsiCo, Inc., 2.250%, 05/02/2022	512,838	0.0
1,000,000		PepsiCo, Inc., 3.600%, 03/01/2024	1,091,867	0.0
500,000		PepsiCo, Inc., 4.000%, 03/05/2042	648,046	0.0
250,000		PepsiCo, Inc., 4.250%, 10/22/2044	326,519	0.0
750,000		Perrigo Finance Unlimited Co., 3.900%, 12/15/2024	825,448	0.0
1,000,000		Pfizer, Inc., 3.450%, 03/15/2029	1,169,049	0.1
1,000,000		Pfizer, Inc., 3.900%, 03/15/2039	1,256,482	0.1
1,000,000		Pfizer, Inc., 4.100%, 09/15/2038	1,280,034	0.1
500,000		Pfizer, Inc., 4.125%, 12/15/2046	655,241	0.0
500,000		Pfizer, Inc., 4.000%, 12/15/2036	634,001	0.0
1,000,000		Pfizer, Inc., 4.300%, 06/15/2043	1,312,691	0.1
500,000		Philip Morris International, Inc., 2.125%, 05/10/2023	519,631	0.0
750,000		Philip Morris International, Inc., 2.500%, 11/02/2022	778,565	0.0
500,000		Philip Morris International, Inc., 2.625%, 02/18/2022	512,427	0.0
500,000	(2)	Philip Morris International, Inc., 3.125%, 03/02/2028	561,233	0.0
250,000		Philip Morris International, Inc., 3.250%, 11/10/2024	275,436	0.0

See Accompanying Notes to Financial Statements

81

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

500,000		Philip Morris International, Inc., 3.875%, 08/21/2042	588,750	0.0
1,000,000		Quest Diagnostics, Inc., 2.800%, 06/30/2031	1,097,173	0.0
500,000		Reynolds American, Inc., 5.700%, 08/15/2035	632,788	0.0
1,250,000		Reynolds American, Inc., 6.150%, 09/15/2043	1,619,541	0.1
1,000,000		Sanofi, 3.625%, 06/19/2028	1,165,133	0.1
204,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	206,685	0.0
500,000		Stryker Corp., 3.500%, 03/15/2026	566,320	0.0
250,000		Thermo Fisher Scientific, Inc., 4.150%, 02/01/2024	275,892	0.0
750,000		Tyson Foods, Inc., 3.550%, 06/02/2027	857,576	0.0
150,000		Unilever Capital Corp., 2.600%, 05/05/2024	159,899	0.0
500,000		Unilever Capital Corp., 3.250%, 03/07/2024	543,454	0.0
1,000,000		Unilever Capital Corp., 3.500%, 03/22/2028	1,159,208	0.1
1,000,000		UnitedHealth Group, Inc., 2.000%, 05/15/2030	1,061,083	0.0
500,000		UnitedHealth Group, Inc., 2.750%, 02/15/2023	523,377	0.0
1,000,000		UnitedHealth Group, Inc., 2.750%, 05/15/2040	1,084,614	0.0
300,000		UnitedHealth Group, Inc., 2.875%, 12/15/2021	307,283	0.0
500,000		UnitedHealth Group, Inc., 2.875%, 03/15/2023	528,857	0.0
500,000		UnitedHealth Group, Inc., 2.900%, 05/15/2050	553,604	0.0
500,000		UnitedHealth Group, Inc., 2.950%, 10/15/2027	562,300	0.0
500,000		UnitedHealth Group, Inc., 3.100%, 03/15/2026	560,851	0.0
500,000		UnitedHealth Group, Inc., 3.125%, 05/15/2060	580,458	0.0
1,000,000		UnitedHealth Group, Inc., 3.500%, 06/15/2023	1,079,544	0.0
1,000,000		UnitedHealth Group, Inc., 3.850%, 06/15/2028	1,189,236	0.1
1,000,000		UnitedHealth Group, Inc., 4.250%, 04/15/2047	1,331,428	0.1
250,000		UnitedHealth Group, Inc., 4.625%, 07/15/2035	335,684	0.0
250,000		UnitedHealth Group, Inc., 4.750%, 07/15/2045	352,618	0.0
1,000,000		Zoetis, Inc., 2.000%, 05/15/2030	1,036,073	0.0
1,000,000		Zoetis, Inc., 3.000%, 05/15/2050	1,105,922	0.0
500,000		Zoetis, Inc., 4.500%, 11/13/2025	584,137	0.0
			165,865,022	4.8

		Energy: 2.3%
1,000,000		Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.138%, 11/07/2029	1,098,805	0.0
250,000		Boardwalk Pipelines L.P., 4.950%, 12/15/2024	279,260	0.0
500,000		Boardwalk Pipelines L.P., 5.950%, 06/01/2026	591,902	0.0
500,000	(2)	BP Capital Markets America, Inc., 2.112%, 09/16/2021	505,744	0.0
500,000		BP Capital Markets America, Inc., 2.520%, 09/19/2022	517,437	0.0
1,000,000		BP Capital Markets America, Inc., 2.750%, 05/10/2023	1,055,164	0.0
500,000		BP Capital Markets America, Inc., 3.017%, 01/16/2027	552,202	0.0
250,000		BP Capital Markets America, Inc., 3.119%, 05/04/2026	276,793	0.0
500,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	536,534	0.0
1,000,000		BP Capital Markets America, Inc., 3.937%, 09/21/2028	1,173,244	0.1
250,000		BP Capital Markets PLC, 3.535%, 11/04/2024	276,834	0.0
500,000		BP Capital Markets PLC, 3.814%, 02/10/2024	549,171	0.0
250,000		Canadian Natural Resources Ltd., 3.800%, 04/15/2024	272,353	0.0
500,000	(2)	Chevron Corp., 2.100%, 05/16/2021	502,737	0.0
500,000		Chevron Corp., 2.566%, 05/16/2023	525,298	0.0
500,000		Chevron Corp., 2.895%, 03/03/2024	536,259	0.0
500,000		Chevron Corp., 2.954%, 05/16/2026	554,874	0.0
1,000,000		Chevron Corp., 2.978%, 05/11/2040	1,107,926	0.1
500,000		CNOOC Finance 2013 Ltd., 3.000%, 05/09/2023	520,390	0.0

See Accompanying Notes to Financial Statements

82

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

750,000		CNOOC Finance 2014 ULC, 4.250%, 04/30/2024	815,430	0.0
250,000		CNOOC Finance 2014 ULC, 4.875%, 04/30/2044	310,472	0.0
750,000		CNOOC Finance 2015 USA LLC, 3.500%, 05/05/2025	809,394	0.0
129,000		ConocoPhillips Co., 4.150%, 11/15/2034	149,928	0.0
500,000		ConocoPhillips Co., 4.300%, 11/15/2044	637,197	0.0
2,000,000		ConocoPhillips, 6.500%, 02/01/2039	3,093,237	0.1
500,000		Ecopetrol SA, 4.125%, 01/16/2025	544,380	0.0
250,000		Enbridge, Inc., 3.500%, 06/10/2024	271,356	0.0
250,000		Enbridge, Inc., 4.500%, 06/10/2044	292,260	0.0
500,000		Energy Transfer Operating L.P., 3.600%, 02/01/2023	523,926	0.0
800,000		Energy Transfer Operating L.P., 6.125%, 12/15/2045	950,321	0.0
1,809,000		Energy Transfer Operating L.P., 6.500%, 02/01/2042	2,211,162	0.1
500,000	(2)	Enterprise Products Operating LLC, 2.850%, 04/15/2021	502,460	0.0
1,000,000		Enterprise Products Operating LLC, 3.200%, 02/15/2052	1,019,791	0.0
500,000		Enterprise Products Operating LLC, 3.700%, 02/15/2026	566,614	0.0
100,000		Enterprise Products Operating LLC, 3.750%, 02/15/2025	112,069	0.0
500,000		Enterprise Products Operating LLC, 3.950%, 02/15/2027	576,329	0.0
300,000		Enterprise Products Operating LLC, 4.450%, 02/15/2043	363,635	0.0
1,100,000		Enterprise Products Operating LLC, 4.850%, 03/15/2044	1,366,682	0.1
1,750,000		Enterprise Products Operating LLC, 4.900%, 05/15/2046	2,230,976	0.1
1,950,000		EOG Resources, Inc., 2.625%, 03/15/2023	2,036,014	0.1
250,000		EOG Resources, Inc., 4.150%, 01/15/2026	290,217	0.0
1,000,000		Equinor ASA, 2.375%, 05/22/2030	1,071,086	0.0
250,000		Equinor ASA, 2.750%, 11/10/2021	255,052	0.0
500,000	(2)	Equinor ASA, 3.625%, 09/10/2028	582,765	0.0
500,000		Equinor ASA, 3.950%, 05/15/2043	611,816	0.0
500,000		Exxon Mobil Corp., 2.726%, 03/01/2023	524,007	0.0
500,000		Exxon Mobil Corp., 3.043%, 03/01/2026	554,248	0.0
500,000		Exxon Mobil Corp., 4.114%, 03/01/2046	620,269	0.0
500,000	(2)	Halliburton Co., 2.920%, 03/01/2030	527,526	0.0
27,000		Halliburton Co., 3.500%, 08/01/2023	28,861	0.0
31,000		Halliburton Co., 3.800%, 11/15/2025	34,782	0.0
500,000		Halliburton Co., 4.750%, 08/01/2043	565,809	0.0
500,000		Halliburton Co., 4.850%, 11/15/2035	583,720	0.0
1,000,000		Hess Corp., 5.600%, 02/15/2041	1,220,398	0.1
500,000		Kinder Morgan Energy Partners L.P., 3.500%, 03/01/2021	500,000	0.0
500,000		Kinder Morgan Energy Partners L.P., 3.500%, 09/01/2023	534,619	0.0
167,000		Kinder Morgan Energy Partners L.P., 3.950%, 09/01/2022	175,323	0.0
400,000		Kinder Morgan Energy Partners L.P., 4.300%, 05/01/2024	442,243	0.0
400,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	499,630	0.0
1,325,000		Kinder Morgan Energy Partners L.P., 6.950%, 01/15/2038	1,815,069	0.1
750,000	(2)	Kinder Morgan, Inc., 2.000%, 02/15/2031	758,507	0.0
500,000		Kinder Morgan, Inc., 4.300%, 06/01/2025	570,725	0.0
500,000		Kinder Morgan, Inc., 5.050%, 02/15/2046	612,825	0.0
500,000		Kinder Morgan, Inc., 5.550%, 06/01/2045	642,588	0.0
1,500,000		Magellan Midstream Partners L.P., 4.200%, 12/01/2042	1,659,883	0.1
250,000		Marathon Oil Corp., 3.850%, 06/01/2025	268,207	0.0
500,000		Marathon Oil Corp., 5.200%, 06/01/2045	573,473	0.0
400,000		Marathon Petroleum Corp., 4.750%, 09/15/2044	459,093	0.0
1,000,000		MPLX L.P., 4.000%, 03/15/2028	1,150,781	0.1
1,000,000		MPLX L.P., 4.875%, 12/01/2024	1,147,789	0.1
300,000		Noble Energy, Inc., 3.900%, 11/15/2024	334,780	0.0
700,000		Noble Energy, Inc., 5.050%, 11/15/2044	984,817	0.0
1,000,000		ONEOK Partners L.P., 6.200%, 09/15/2043	1,218,417	0.1
500,000	(2)	Petroleos Mexicanos, 4.875%, 01/18/2024	525,930	0.0
1,500,000	(2)	Phillips 66, 3.900%, 03/15/2028	1,731,391	0.1
250,000		Phillips 66, 4.650%, 11/15/2034	302,988	0.0
500,000		Pioneer Natural Resources Co., 3.950%, 07/15/2022	518,878	0.0

See Accompanying Notes to Financial Statements

83

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

750,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	838,837	0.0
250,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.700%, 06/15/2044	259,794	0.0
1,500,000		Schlumberger Investment SA, 2.650%, 06/26/2030	1,606,840	0.1
500,000		Shell International Finance BV, 1.750%, 09/12/2021	504,956	0.0
1,040,000		Shell International Finance BV, 2.875%, 05/10/2026	1,151,646	0.1
1,000,000		Shell International Finance BV, 3.250%, 05/11/2025	1,108,891	0.1
500,000		Shell International Finance BV, 3.750%, 09/12/2046	605,526	0.0
1,500,000		Shell International Finance BV, 4.125%, 05/11/2035	1,877,290	0.1
250,000		Shell International Finance BV, 4.375%, 05/11/2045	329,422	0.0
600,000		Spectra Energy Partners L.P., 4.500%, 03/15/2045	702,226	0.0
1,450,000		Suncor Energy, Inc., 6.500%, 06/15/2038	2,021,915	0.1
500,000		Sunoco Logistics Partners Operations L.P., 3.450%, 01/15/2023	521,894	0.0
500,000		Sunoco Logistics Partners Operations L.P., 4.950%, 01/15/2043	518,113	0.0
2,000,000		TC Pipelines L.P., 4.650%, 06/15/2021	2,016,975	0.1
500,000		Total Capital Canada Ltd., 2.750%, 07/15/2023	530,978	0.0
2,000,000		TransCanada PipeLines Ltd., 4.625%, 03/01/2034	2,446,102	0.1
1,000,000		TransCanada Pipelines Ltd., 7.625%, 01/15/2039	1,559,421	0.1
1,000,000		Valero Energy Corp., 6.625%, 06/15/2037	1,330,225	0.1
400,000		Williams Cos, Inc./The, 4.000%, 09/15/2025	454,538	0.0
500,000		Williams Cos, Inc./The, 4.300%, 03/04/2024	552,033	0.0
500,000		Williams Cos, Inc./The, 5.100%, 09/15/2045	618,464	0.0
500,000		Williams Cos, Inc./The, 5.400%, 03/04/2044	618,425	0.0
			77,889,583	2.3

		Financial: 9.5%
1,000,000		Aflac, Inc., 3.625%, 06/15/2023	1,078,893	0.0
500,000		Air Lease Corp., 3.000%, 09/15/2023	526,154	0.0
500,000		Air Lease Corp., 3.500%, 01/15/2022	514,623	0.0
500,000		Allstate Corp./The, 1.450%, 12/15/2030	499,194	0.0
1,000,000		Allstate Corp./The, 3.280%, 12/15/2026	1,142,812	0.1
1,000,000		American Campus Communities Operating Partnership L.P., 3.875%, 01/30/2031	1,133,924	0.1
750,000		American Express Co., 3.000%, 10/30/2024	819,442	0.0
1,000,000		American Express Co., 3.400%, 02/27/2023	1,063,770	0.0
500,000		American Express Credit Corp., 2.700%, 03/03/2022	512,887	0.0
1,000,000		American Express Credit Corp., 3.300%, 05/03/2027	1,137,818	0.1
500,000		American International Group, Inc., 3.300%, 03/01/2021	501,056	0.0
1,000,000		American International Group, Inc., 3.750%, 07/10/2025	1,124,398	0.1
1,000,000		American International Group, Inc., 4.375%, 06/30/2050	1,309,430	0.1
900,000		American International Group, Inc., 4.500%, 07/16/2044	1,153,038	0.1
250,000		American International Group, Inc., 4.700%, 07/10/2035	323,116	0.0
500,000		American Tower Corp., 3.375%, 10/15/2026	562,085	0.0
1,000,000		American Tower Corp., 3.500%, 01/31/2023	1,061,071	0.0
750,000		American Tower Corp., 3.550%, 07/15/2027	849,217	0.0
500,000		Aon Corp., 3.750%, 05/02/2029	583,853	0.0
1,000,000		Aon PLC, 4.450%, 05/24/2043	1,222,539	0.1
500,000		Aon PLC, 4.600%, 06/14/2044	664,619	0.0
500,000		Aon PLC, 4.750%, 05/15/2045	678,204	0.0
400,000	(2)	Assured Guaranty US Holdings, Inc., 5.000%, 07/01/2024	457,792	0.0
500,000		AvalonBay Communities, Inc., 2.300%, 03/01/2030	533,604	0.0
500,000		AvalonBay Communities, Inc., 2.850%, 03/15/2023	522,135	0.0
500,000		AvalonBay Communities, Inc., 2.950%, 09/15/2022	519,075	0.0
600,000		Banco Santander SA, 3.125%, 02/23/2023	631,899	0.0
800,000		Banco Santander SA, 3.500%, 04/11/2022	830,845	0.0

See Accompanying Notes to Financial Statements

84

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

600,000		Banco Santander SA, 3.800%, 02/23/2028	679,706	0.0
400,000		Banco Santander SA, 4.250%, 04/11/2027	462,919	0.0
400,000		Banco Santander SA, 5.179%, 11/19/2025	469,436	0.0
2,000,000	(3)	Bank of America Corp., 1.898%, 07/23/2031	2,021,271	0.1
500,000	(3)	Bank of America Corp., 2.496%, 02/13/2031	531,178	0.0
2,000,000	(3)	Bank of America Corp., 2.592%, 04/29/2031	2,144,963	0.1
2,500,000	(3)	Bank of America Corp., 2.676%, 06/19/2041	2,608,685	0.1
1,000,000	(3)	Bank of America Corp., 2.738%, 01/23/2022	1,001,225	0.0
500,000	(3)	Bank of America Corp., 2.881%, 04/24/2023	516,044	0.0
1,000,000	(3)	Bank of America Corp., 3.093%, 10/01/2025	1,082,908	0.0
2,000,000		Bank of America Corp., 3.300%, 01/11/2023	2,120,935	0.1
2,384,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	2,697,166	0.1
1,000,000		Bank of America Corp., 3.500%, 04/19/2026	1,133,892	0.1
500,000	(3)	Bank of America Corp., 3.550%, 03/05/2024	534,389	0.0
1,020,000	(3)	Bank of America Corp., 3.824%, 01/20/2028	1,171,776	0.1
1,500,000		Bank of America Corp., 3.950%, 04/21/2025	1,691,534	0.1
1,280,000		Bank of America Corp., 4.183%, 11/25/2027	1,485,711	0.1
1,000,000		Bank of America Corp., 4.250%, 10/22/2026	1,173,639	0.1
2,000,000		Bank of America Corp., 4.450%, 03/03/2026	2,331,859	0.1
750,000	(2)	Bank of Montreal, 2.350%, 09/11/2022	776,820	0.0
1,000,000	(3)	Bank of Montreal, 3.803%, 12/15/2032	1,133,841	0.1
500,000		Bank of New York Mellon Corp./The, 2.600%, 02/07/2022	511,989	0.0
750,000	(3)	Bank of New York Mellon Corp./The, 2.661%, 05/16/2023	773,218	0.0
1,000,000		Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	1,052,118	0.0
750,000		Bank of New York Mellon Corp./The, 3.250%, 05/16/2027	847,867	0.0
500,000	(3)	Bank of New York Mellon Corp./The, 3.442%, 02/07/2028	571,353	0.0
500,000		Bank of New York Mellon Corp., 2.200%, 08/16/2023	523,986	0.0
500,000		Bank of New York Mellon Corp., 2.500%, 04/15/2021	502,272	0.0
700,000		Bank of New York Mellon Corp., 3.000%, 10/30/2028	792,200	0.0
500,000		Bank of Nova Scotia/The, 2.450%, 09/19/2022	519,657	0.0
500,000		Bank of Nova Scotia, 4.500%, 12/16/2025	583,633	0.0
750,000		Barclays PLC, 4.375%, 01/12/2026	865,244	0.0
1,000,000		Barclays PLC, 5.200%, 05/12/2026	1,166,970	0.1
250,000		Barclays PLC, 5.250%, 08/17/2045	346,262	0.0
1,000,000		Berkshire Hathaway Finance Corp., 4.200%, 08/15/2048	1,321,047	0.1
1,000,000		Berkshire Hathaway, Inc., 3.125%, 03/15/2026	1,117,573	0.1
2,000,000		BlackRock, Inc., 1.900%, 01/28/2031	2,094,089	0.1
500,000		BNP Paribas SA, 3.250%, 03/03/2023	531,688	0.0
1,000,000	(1)	BNP Paribas SA, 3.500%, 11/16/2027	1,122,072	0.1
500,000		Boston Properties L.P., 3.250%, 01/30/2031	551,883	0.0
1,000,000	(1)	BPCE SA, 3.250%, 01/11/2028	1,106,544	0.1
1,500,000		Brighthouse Financial, Inc., 5.625%, 05/15/2030	1,854,227	0.1
500,000		Capital One Financial Corp., 3.200%, 01/30/2023	527,080	0.0
500,000		Capital One Financial Corp., 3.200%, 02/05/2025	546,096	0.0
500,000		Capital One Financial Corp., 3.300%, 10/30/2024	549,466	0.0
1,000,000		Capital One Financial Corp., 3.650%, 05/11/2027	1,146,490	0.1
500,000		Capital One Financial Corp., 3.750%, 04/24/2024	548,196	0.0
500,000		Capital One Financial Corp., 3.750%, 07/28/2026	567,144	0.0
500,000		Capital One Financial Corp., 3.800%, 01/31/2028	578,145	0.0
500,000		Capital One Financial Corp., 4.200%, 10/29/2025	570,880	0.0
1,000,000		Charles Schwab Corp./The, 2.650%, 01/25/2023	1,048,214	0.0
1,000,000		Charles Schwab Corp./The, 3.200%, 01/25/2028	1,133,373	0.1
1,000,000		Chubb Corp./The, 6.000%, 05/11/2037	1,508,606	0.1
750,000		Chubb INA Holdings, Inc., 2.700%, 03/13/2023	790,256	0.0
1,410,000	(3)	Citigroup, Inc., 2.572%, 06/03/2031	1,503,284	0.1
750,000		Citigroup, Inc., 2.700%, 10/27/2022	780,265	0.0
500,000	(3)	Citigroup, Inc., 2.876%, 07/24/2023	519,494	0.0
1,000,000	(3)	Citigroup, Inc., 3.142%, 01/24/2023	1,028,427	0.0

See Accompanying Notes to Financial Statements

85

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

500,000		Citigroup, Inc., 3.400%, 05/01/2026	564,165	0.0
1,000,000		Citigroup, Inc., 3.500%, 05/15/2023	1,071,615	0.0
1,000,000	(3)	Citigroup, Inc., 3.878%, 01/24/2039	1,193,264	0.1
1,500,000	(3)	Citigroup, Inc., 3.887%, 01/10/2028	1,723,855	0.1
1,000,000	(3)	Citigroup, Inc., 3.980%, 03/20/2030	1,176,289	0.1
750,000		Citigroup, Inc., 4.050%, 07/30/2022	793,314	0.0
1,500,000		Citigroup, Inc., 4.125%, 07/25/2028	1,755,180	0.1
700,000		Citigroup, Inc., 4.000%, 08/05/2024	779,740	0.0
500,000		Citigroup, Inc., 4.300%, 11/20/2026	583,742	0.0
500,000		Citigroup, Inc., 4.400%, 06/10/2025	571,941	0.0
1,000,000		Citigroup, Inc., 4.450%, 09/29/2027	1,179,702	0.1
500,000		Citigroup, Inc., 4.600%, 03/09/2026	586,440	0.0
793,000		Citigroup, Inc., 5.300%, 05/06/2044	1,118,934	0.1
615,000		Citigroup, Inc., 8.125%, 07/15/2039	1,099,369	0.1
500,000		Citizens Bank NA/Providence RI, 2.550%, 05/13/2021	503,100	0.0
1,000,000		Citizens Financial Group, Inc., 3.250%, 04/30/2030	1,130,782	0.1
300,000		CNA Financial Corp., 4.500%, 03/01/2026	353,293	0.0
250,000		Comerica, Inc., 3.800%, 07/22/2026	284,417	0.0
500,000		Cooperatieve Rabobank UA, 3.750%, 07/21/2026	565,514	0.0
500,000		Cooperatieve Rabobank UA, 3.950%, 11/09/2022	531,602	0.0
500,000		Cooperatieve Rabobank UA, 4.375%, 08/04/2025	570,882	0.0
10,000,000	(1),(2)	CPPIB Capital, Inc., 3.125%, 09/25/2023	10,783,694	0.3
750,000	(1)	Credit Suisse Group AG, 3.574%, 01/09/2023	772,981	0.0
1,000,000		Credit Suisse Group AG, 3.800%, 06/09/2023	1,077,554	0.0
750,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	867,333	0.0
1,000,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	1,009,190	0.0
1,000,000		Crown Castle International Corp., 3.150%, 07/15/2023	1,064,341	0.0
1,000,000	(3)	Deutsche Bank AG/New York NY, 3.961%, 11/26/2025	1,093,641	0.1
400,000		Deutsche Bank AG/New York NY, 4.100%, 01/13/2026	446,505	0.0
500,000		Discover Bank, 3.200%, 08/09/2021	507,419	0.0
500,000		Discover Bank, 4.200%, 08/08/2023	546,885	0.0
400,000		Discover Bank, 4.250%, 03/13/2026	460,736	0.0
1,000,000		Duke Realty L.P., 1.750%, 07/01/2030	1,012,713	0.0
500,000		EPR Properties, 4.500%, 04/01/2025	507,488	0.0
500,000		ERP Operating L.P., 4.500%, 07/01/2044	661,946	0.0
500,000		Federal Realty Investment Trust, 3.500%, 06/01/2030	558,815	0.0
750,000		Fifth Third Bancorp, 2.600%, 06/15/2022	773,204	0.0
1,000,000		Fifth Third Bancorp, 3.500%, 03/15/2022	1,035,028	0.0
400,000		Fifth Third Bancorp, 4.300%, 01/16/2024	442,656	0.0
750,000		Franklin Resources, Inc., 1.600%, 10/30/2030	746,788	0.0
1,000,000	(1)	GE Capital Funding LLC, 4.050%, 05/15/2027	1,144,505	0.1
1,000,000	(1)	GE Capital Funding LLC, 4.550%, 05/15/2032	1,200,418	0.1
5,801,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	6,925,152	0.2
1,580,000	(3)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	1,612,236	0.1
500,000		Goldman Sachs Group, Inc./The, 3.200%, 02/23/2023	528,440	0.0
500,000		Goldman Sachs Group, Inc./The, 3.500%, 11/16/2026	561,688	0.0
500,000		Goldman Sachs Group, Inc./The, 3.750%, 02/25/2026	568,235	0.0
500,000	(3)	Goldman Sachs Group, Inc./The, 3.814%, 04/23/2029	579,466	0.0
500,000		Goldman Sachs Group, Inc./The, 3.850%, 01/26/2027	570,735	0.0
500,000		Goldman Sachs Group, Inc., 3.750%, 05/22/2025	561,473	0.0
1,000,000		Goldman Sachs Group, Inc., 3.850%, 07/08/2024	1,106,152	0.1
750,000		Goldman Sachs Group, Inc., 5.750%, 01/24/2022	792,853	0.0
4,000,000		Goldman Sachs Group, Inc., 6.750%, 10/01/2037	6,120,902	0.2
250,000		Healthpeak Properties, Inc., 3.875%, 08/15/2024	276,796	0.0

See Accompanying Notes to Financial Statements

86

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

500,000		Healthpeak Properties, Inc., 4.000%, 06/01/2025	567,858	0.0
1,000,000	(3)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,064,752	0.0
1,000,000	(3)	HSBC Holdings PLC, 3.803%, 03/11/2025	1,092,363	0.0
750,000	(3)	HSBC Holdings PLC, 4.292%, 09/12/2026	855,502	0.0
300,000		HSBC Holdings PLC, 4.300%, 03/08/2026	345,757	0.0
500,000		HSBC Holdings PLC, 4.375%, 11/23/2026	577,253	0.0
500,000	(3)	HSBC Holdings PLC, 4.583%, 06/19/2029	591,654	0.0
500,000	(3)	HSBC Holdings PLC, 6.000%, 12/31/2199	545,625	0.0
3,400,000		HSBC Holdings PLC, 6.500%, 09/15/2037	4,975,527	0.2
250,000		HSBC USA, Inc., 3.500%, 06/23/2024	274,238	0.0
1,000,000		Huntington National Bank/The, 3.550%, 10/06/2023	1,083,177	0.0
500,000		ING Groep NV, 3.150%, 03/29/2022	517,176	0.0
1,000,000		Intercontinental Exchange, Inc., 1.850%, 09/15/2032	1,007,509	0.0
1,000,000		Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.150%, 01/23/2030	1,167,219	0.1
900,000		Jefferies Group LLC, 5.125%, 01/20/2023	983,719	0.0
1,500,000	(3)	JPMorgan Chase & Co., 1.764%, 11/19/2031	1,515,754	0.1
1,000,000	(3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	1,062,308	0.0
1,500,000	(3)	JPMorgan Chase & Co., 2.525%, 11/19/2041	1,544,174	0.1
500,000		JPMorgan Chase & Co., 2.950%, 10/01/2026	554,868	0.0
2,000,000	(3)	JPMorgan Chase & Co., 2.956%, 05/13/2031	2,195,179	0.1
1,000,000	(3)	JPMorgan Chase & Co., 3.109%, 04/22/2041	1,119,463	0.1
750,000		JPMorgan Chase & Co., 3.125%, 01/23/2025	821,746	0.0
750,000	(3)	JPMorgan Chase & Co., 3.220%, 03/01/2025	809,876	0.0
1,000,000	(3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,141,477	0.1
750,000	(3)	JPMorgan Chase & Co., 3.540%, 05/01/2028	857,905	0.0
1,000,000	(3)	JPMorgan Chase & Co., 3.782%, 02/01/2028	1,150,197	0.1
750,000	(3)	JPMorgan Chase & Co., 3.882%, 07/24/2038	913,392	0.0
1,000,000		JPMorgan Chase & Co., 4.125%, 12/15/2026	1,170,976	0.1
1,000,000		JPMorgan Chase & Co., 4.250%, 10/01/2027	1,186,927	0.1
2,375,000		JPMorgan Chase & Co., 5.500%, 10/15/2040	3,497,260	0.1
500,000		Kemper Corp., 4.350%, 02/15/2025	555,834	0.0
500,000		KeyBank NA/Cleveland OH, 2.300%, 09/14/2022	516,980	0.0
750,000		KeyBank NA/Cleveland OH, 2.400%, 06/09/2022	772,111	0.0
500,000		KeyBank NA/Cleveland OH, 3.400%, 05/20/2026	562,870	0.0
500,000		Kilroy Realty L.P., 2.500%, 11/15/2032	507,859	0.0
400,000		Kilroy Realty L.P., 4.250%, 08/15/2029	464,215	0.0
250,000		Kilroy Realty L.P., 4.375%, 10/01/2025	280,674	0.0
1,500,000		Kimco Realty Corp., 2.700%, 10/01/2030	1,617,723	0.1
1,000,000		Kreditanstalt fuer Wiederaufbau, 1.625%, 03/15/2021	1,002,890	0.0
3,000,000	(2)	Kreditanstalt fuer Wiederaufbau, 2.125%, 03/07/2022	3,069,587	0.1
10,000,000		Kreditanstalt fuer Wiederaufbau, 2.625%, 01/25/2022	10,261,745	0.3
3,000,000		Landwirtschaftliche Rentenbank, 0.875%, 09/03/2030	2,953,171	0.1
750,000		Lincoln National Corp., 3.625%, 12/12/2026	866,587	0.0
1,000,000		Lincoln National Corp., 3.800%, 03/01/2028	1,157,808	0.1
500,000		Lincoln National Corp., 4.200%, 03/15/2022	521,810	0.0
500,000	(3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	522,589	0.0
750,000		Lloyds Banking Group PLC, 3.000%, 01/11/2022	769,477	0.0
500,000	(3)	Lloyds Banking Group PLC, 3.574%, 11/07/2028	564,737	0.0
1,000,000		Lloyds Banking Group PLC, 3.900%, 03/12/2024	1,100,198	0.1
500,000		Lloyds Banking Group PLC, 4.650%, 03/24/2026	576,104	0.0
250,000		Loews Corp., 3.750%, 04/01/2026	285,876	0.0
1,000,000		Manufacturers & Traders Trust Co., 2.500%, 05/18/2022	1,029,060	0.0
500,000	(3)	Manulife Financial Corp., 4.061%, 02/24/2032	547,251	0.0
500,000		Manulife Financial Corp., 4.150%, 03/04/2026	582,272	0.0
500,000		Manulife Financial Corp., 5.375%, 03/04/2046	732,556	0.0
1,000,000		Markel Corp., 3.625%, 03/30/2023	1,064,247	0.0
1,000,000		Marsh & McLennan Cos, Inc., 2.250%, 11/15/2030	1,059,934	0.0
400,000		Marsh & McLennan Cos, Inc., 3.500%, 03/10/2025	444,068	0.0

See Accompanying Notes to Financial Statements

87

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

1,000,000		Mastercard, Inc., 3.500%, 02/26/2028	1,153,891	0.1
500,000		MetLife, Inc., 3.048%, 12/15/2022	526,554	0.0
500,000		MetLife, Inc., 4.050%, 03/01/2045	641,102	0.0
400,000		MetLife, Inc., 4.125%, 08/13/2042	501,130	0.0
300,000		MetLife, Inc., 4.721%, 12/15/2044	412,341	0.0
750,000	(1)	Metropolitan Life Global Funding I, 3.450%, 12/18/2026	856,565	0.0
1,000,000		Mid-America Apartments L.P., 1.700%, 02/15/2031	998,006	0.0
251,000		Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/2021	252,056	0.0
500,000		Mitsubishi UFJ Financial Group, Inc., 3.455%, 03/02/2023	533,051	0.0
500,000		Mitsubishi UFJ Financial Group, Inc., 3.777%, 03/02/2025	559,670	0.0
750,000		Mitsubishi UFJ Financial Group, Inc., 3.850%, 03/01/2026	863,340	0.0
500,000		Mizuho Financial Group, Inc., 2.601%, 09/11/2022	519,089	0.0
500,000	(3)	Mizuho Financial Group, Inc., 3.922%, 09/11/2024	544,038	0.0
500,000	(3)	Mizuho Financial Group, Inc., 4.254%, 09/11/2029	595,583	0.0
1,000,000		Morgan Stanley, 3.125%, 01/23/2023	1,055,630	0.0
500,000		Morgan Stanley, 3.125%, 07/27/2026	560,339	0.0
1,750,000	(3)	Morgan Stanley, 3.591%, 07/22/2028	1,998,951	0.1
750,000		Morgan Stanley, 3.625%, 01/20/2027	861,237	0.0
500,000		Morgan Stanley, 3.700%, 10/23/2024	556,938	0.0
1,000,000	(3)	Morgan Stanley, 3.772%, 01/24/2029	1,159,530	0.1
750,000		Morgan Stanley, 3.875%, 04/29/2024	830,643	0.0
500,000		Morgan Stanley, 3.875%, 01/27/2026	573,675	0.0
750,000		Morgan Stanley, 3.950%, 04/23/2027	867,835	0.0
1,000,000		Morgan Stanley, 4.100%, 05/22/2023	1,085,600	0.0
750,000		Morgan Stanley, 4.000%, 07/23/2025	858,848	0.0
500,000		Morgan Stanley, 4.350%, 09/08/2026	590,047	0.0
800,000		Morgan Stanley, 4.875%, 11/01/2022	862,372	0.0
1,000,000		Morgan Stanley, 5.000%, 11/24/2025	1,197,071	0.1
500,000		National Australia Bank Ltd./New York, 2.500%, 07/12/2026	545,689	0.0
1,000,000		National Australia Bank Ltd./New York, 2.875%, 04/12/2023	1,057,733	0.0
300,000		National Retail Properties, Inc., 4.000%, 11/15/2025	338,548	0.0
1,000,000	(3)	Natwest Group PLC, 3.073%, 05/22/2028	1,086,512	0.0
500,000		Natwest Group PLC, 4.800%, 04/05/2026	591,096	0.0
300,000		Northern Trust Corp., 2.375%, 08/02/2022	310,188	0.0
750,000	(3)	Northern Trust Corp., 3.375%, 05/08/2032	822,771	0.0
250,000		Northern Trust Corp., 3.950%, 10/30/2025	288,799	0.0
3,000,000	(1)	Ontario Teachers' Finance Trust, 0.375%, 09/29/2023	3,003,647	0.1
2,000,000	(1)	Ontario Teachers' Finance Trust, 1.625%, 09/12/2024	2,084,684	0.1
500,000		PNC Bank NA, 2.700%, 11/01/2022	521,062	0.0
750,000		PNC Bank NA, 3.100%, 10/25/2027	840,397	0.0
500,000		PNC Bank NA, 3.250%, 01/22/2028	570,617	0.0
500,000	(3)	PNC Financial Services Group, Inc./The, 2.854%, 11/09/2022	523,639	0.0
500,000		Primerica, Inc., 4.750%, 07/15/2022	532,694	0.0
1,500,000		Principal Financial Group, Inc., 2.125%, 06/15/2030	1,569,499	0.1
300,000		Principal Financial Group, Inc., 3.125%, 05/15/2023	319,080	0.0
1,000,000		Principal Financial Group, Inc., 3.300%, 09/15/2022	1,049,767	0.0
1,000,000		Private Export Funding Corp., 3.250%, 06/15/2025	1,118,060	0.1
1,000,000		Private Export Funding Corp., 3.550%, 01/15/2024	1,093,619	0.0
1,000,000		Progressive Corp./The, 4.000%, 03/01/2029	1,196,891	0.1
750,000		Prologis L.P., 3.250%, 10/01/2026	847,887	0.0
1,000,000	(2)	Prudential Financial, Inc., 3.878%, 03/27/2028	1,176,800	0.1
500,000	(3)	Prudential Financial, Inc., 5.375%, 05/15/2045	544,825	0.0
1,000,000	(3)	Prudential Financial, Inc., 5.625%, 06/15/2043	1,072,931	0.0
750,000		Public Storage, 2.370%, 09/15/2022	775,601	0.0
250,000		Public Storage, 3.094%, 09/15/2027	279,750	0.0
500,000		Raymond James Financial, Inc., 3.625%, 09/15/2026	574,185	0.0

See Accompanying Notes to Financial Statements

88

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

1,500,000		Realty Income Corp., 3.250%, 01/15/2031	1,702,359	0.1
400,000		Realty Income Corp., 3.875%, 07/15/2024	442,557	0.0
300,000		Realty Income Corp., 4.125%, 10/15/2026	353,558	0.0
1,000,000		Royal Bank of Canada, 2.750%, 02/01/2022	1,027,520	0.0
500,000		Royal Bank of Canada, 4.650%, 01/27/2026	590,948	0.0
2,000,000	(2)	Simon Property Group L.P., 2.650%, 07/15/2030	2,131,719	0.1
500,000		Simon Property Group L.P., 3.375%, 06/15/2027	555,930	0.0
1,000,000		Simon Property Group L.P., 3.500%, 09/01/2025	1,110,978	0.1
500,000		Simon Property Group L.P., 3.800%, 07/15/2050	558,849	0.0
500,000		Simon Property Group L.P., 4.250%, 10/01/2044	577,864	0.0
1,500,000		State Street Corp., 3.100%, 05/15/2023	1,595,996	0.1
500,000		State Street Corp., 3.550%, 08/18/2025	567,855	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.058%, 07/14/2021	504,586	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	508,298	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.632%, 07/14/2026	543,749	0.0
750,000		Sumitomo Mitsui Financial Group, Inc., 2.778%, 10/18/2022	781,939	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.784%, 07/12/2022	518,503	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 3.364%, 07/12/2027	566,587	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 3.446%, 01/11/2027	563,402	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 3.544%, 01/17/2028	569,892	0.0
250,000		Synchrony Financial, 3.750%, 08/15/2021	253,622	0.0
300,000		Synchrony Financial, 4.250%, 08/15/2024	331,582	0.0
250,000		Synchrony Financial, 4.500%, 07/23/2025	281,417	0.0
500,000		Tanger Properties L.P., 3.125%, 09/01/2026	516,455	0.0
750,000	(1)	Toronto-Dominion Bank/The, 2.500%, 01/18/2023	766,975	0.0
500,000		Toronto-Dominion Bank/The, 3.250%, 06/11/2021	506,626	0.0
1,000,000		Toronto-Dominion Bank/The, 3.250%, 03/11/2024	1,087,024	0.0
1,500,000		Travelers Cos, Inc./The, 2.550%, 04/27/2050	1,580,753	0.1
750,000		Travelers Cos, Inc./The, 4.000%, 05/30/2047	973,265	0.0
500,000		Truist Bank, 2.750%, 05/01/2023	526,879	0.0
1,000,000		Truist Bank, 3.000%, 02/02/2023	1,052,805	0.0
500,000		Truist Bank, 3.300%, 05/15/2026	559,772	0.0
500,000		Truist Bank, 3.625%, 09/16/2025	563,962	0.0
400,000		Truist Bank, 3.800%, 10/30/2026	461,418	0.0
1,000,000		Truist Financial Corp., 1.125%, 08/03/2027	1,007,362	0.0
500,000		Truist Financial Corp., 2.700%, 01/27/2022	511,938	0.0
750,000		Truist Financial Corp., 2.850%, 10/26/2024	812,332	0.0
1,000,000		Truist Financial Corp., 3.950%, 03/22/2022	1,041,090	0.0
500,000	(1)	UBS Group AG, 3.000%, 04/15/2021	503,874	0.0
2,000,000		US Bancorp, 1.375%, 07/22/2030	2,005,349	0.1
750,000		US Bancorp, 2.950%, 07/15/2022	779,533	0.0
750,000		US Bancorp, 3.150%, 04/27/2027	845,698	0.0
500,000	(2),(3)	US Bancorp, 5.125%, 12/31/2199	499,375	0.0
250,000		Ventas Realty L.P., 3.500%, 02/01/2025	275,573	0.0
500,000		Ventas Realty L.P., 3.750%, 05/01/2024	545,568	0.0
500,000		Ventas Realty L.P., 4.125%, 01/15/2026	575,411	0.0
1,000,000		Visa, Inc., 2.050%, 04/15/2030	1,070,724	0.0
1,000,000		Visa, Inc., 2.700%, 04/15/2040	1,092,487	0.0
750,000		Visa, Inc., 2.750%, 09/15/2027	836,340	0.0
500,000		Visa, Inc., 3.150%, 12/14/2025	561,174	0.0
500,000		Visa, Inc., 4.300%, 12/14/2045	686,037	0.0
500,000	(3)	Wells Fargo & Co., 2.164%, 02/11/2026	525,981	0.0
2,000,000	(3)	Wells Fargo & Co., 2.188%, 04/30/2026	2,107,531	0.1
1,000,000	(3)	Wells Fargo & Co., 2.879%, 10/30/2030	1,091,276	0.0
3,000,000	(3)	Wells Fargo & Co., 3.068%, 04/30/2041	3,268,316	0.1
1,500,000		Wells Fargo & Co., 3.069%, 01/24/2023	1,543,011	0.1
1,000,000		Wells Fargo & Co., 3.000%, 10/23/2026	1,109,096	0.1
1,000,000	(3)	Wells Fargo & Co., 3.584%, 05/22/2028	1,133,809	0.1
500,000		Wells Fargo & Co., 4.300%, 07/22/2027	585,940	0.0
4,000,000		Wells Fargo & Co., 4.600%, 04/01/2021	4,042,337	0.1
1,000,000		Wells Fargo & Co., 4.900%, 11/17/2045	1,335,318	0.1
983,000		Wells Fargo & Co., 5.606%, 01/15/2044	1,394,347	0.1

 See Accompanying Notes to Financial Statements

89

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

750,000		Wells Fargo Bank NA, 6.600%, 01/15/2038	1,147,521	0.1
500,000		Welltower, Inc., 4.000%, 06/01/2025	566,770	0.0
1,000,000		Westpac Banking Corp., 2.750%, 01/11/2023	1,051,440	0.0
750,000	(3)	Westpac Banking Corp., 4.322%, 11/23/2031	855,332	0.0
500,000		Zions Bancorp NA, 3.250%, 10/29/2029	527,307	0.0
			324,387,814	9.5

		Industrial: 2.0%
750,000		3M Co., 2.250%, 09/19/2026	807,900	0.0
1,000,000	(2)	3M Co., 2.875%, 10/15/2027	1,115,234	0.0
100,000		3M Co., 3.000%, 08/07/2025	111,085	0.0
200,000		3M Co., 3.875%, 06/15/2044	243,117	0.0
1,000,000		3M Co., 4.000%, 09/14/2048	1,285,402	0.1
1,300,000		Agilent Technologies, Inc., 3.200%, 10/01/2022	1,351,958	0.1
400,000		Arrow Electronics, Inc., 3.500%, 04/01/2022	411,656	0.0
500,000		Boeing Co/The, 2.125%, 03/01/2022	508,363	0.0
500,000		Boeing Co/The, 2.800%, 03/01/2027	520,244	0.0
500,000		Boeing Co/The, 3.300%, 03/01/2035	500,464	0.0
500,000		Boeing Co/The, 3.600%, 05/01/2034	528,888	0.0
1,000,000		Boeing Co/The, 5.040%, 05/01/2027	1,170,208	0.1
3,000,000		Boeing Co/The, 5.150%, 05/01/2030	3,635,924	0.1
1,000,000		Boeing Co/The, 5.705%, 05/01/2040	1,295,534	0.1
500,000		Burlington Northern Santa Fe LLC, 3.000%, 03/15/2023	525,359	0.0
500,000		Burlington Northern Santa Fe LLC, 4.375%, 09/01/2042	662,658	0.0
500,000		Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	673,667	0.0
400,000		Burlington Northern Santa Fe LLC, 4.900%, 04/01/2044	564,923	0.0
1,000,000		Canadian National Railway Co., 2.250%, 11/15/2022	1,030,402	0.0
750,000		Canadian Pacific Railway Co., 4.800%, 09/15/2035	988,254	0.0
750,000		Canadian Pacific Railway Co., 4.800%, 08/01/2045	1,045,293	0.0
200,000		Caterpillar Financial Services Corp., 2.400%, 08/09/2026	217,554	0.0
300,000		Caterpillar Financial Services Corp., 2.625%, 03/01/2023	314,851	0.0
500,000		Caterpillar Financial Services Corp., 3.750%, 11/24/2023	549,038	0.0
1,000,000		Caterpillar, Inc., 3.803%, 08/15/2042	1,269,161	0.1
1,000,000		Caterpillar, Inc., 4.300%, 05/15/2044	1,314,811	0.1
500,000		CSX Corp., 3.950%, 05/01/2050	627,077	0.0
500,000		CSX Corp., 4.100%, 03/15/2044	625,659	0.0
1,000,000		CSX Corp., 4.400%, 03/01/2043	1,266,606	0.1
500,000		Deere & Co., 3.900%, 06/09/2042	636,477	0.0
2,000,000		Emerson Electric Co., 1.950%, 10/15/2030	2,112,531	0.1
1,000,000	(2)	FedEx Corp., 3.400%, 02/15/2028	1,142,010	0.1
200,000		FedEx Corp., 3.875%, 08/01/2042	233,834	0.0
500,000		FedEx Corp., 4.750%, 11/15/2045	650,738	0.0
500,000		General Dynamics Corp., 2.250%, 11/15/2022	516,026	0.0
500,000		General Dynamics Corp., 3.600%, 11/15/2042	614,834	0.0
430,000		General Electric Co., 5.875%, 01/14/2038	583,146	0.0
2,600,000		Honeywell International, Inc., 3.812%, 11/21/2047	3,331,500	0.1
500,000		Illinois Tool Works, Inc., 3.500%, 03/01/2024	544,187	0.0
500,000		Illinois Tool Works, Inc., 3.900%, 09/01/2042	630,874	0.0
1,000,000		John Deere Capital Corp., 2.800%, 03/06/2023	1,056,046	0.0
1,000,000		John Deere Capital Corp., 2.800%, 09/08/2027	1,113,900	0.0
500,000		John Deere Capital Corp., 3.350%, 06/12/2024	549,278	0.0
1,000,000		John Deere Capital Corp., 3.450%, 03/07/2029	1,161,548	0.1
373,000	(3)	Johnson Controls International plc, 3.625%, 07/02/2024	404,895	0.0
250,000	(3)	Johnson Controls International plc, 4.625%, 07/02/2044	330,439	0.0
24,000		Johnson Controls International plc, 5.125%, 09/14/2045	33,005	0.0
1,500,000		Lockheed Martin Corp., 2.800%, 06/15/2050	1,623,692	0.1
1,000,000		Lockheed Martin Corp., 3.550%, 01/15/2026	1,136,418	0.0
1,250,000		Lockheed Martin Corp., 3.600%, 03/01/2035	1,511,744	0.1

 See Accompanying Notes to Financial Statements

90

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

500,000		Lockheed Martin Corp., 4.500%, 05/15/2036	659,568	0.0
500,000		Lockheed Martin Corp., 4.700%, 05/15/2046	704,795	0.0
1,000,000		Norfolk Southern Corp., 3.950%, 10/01/2042	1,214,411	0.1
375,000		Norfolk Southern Corp., 4.800%, 08/15/2043	464,895	0.0
750,000		Northrop Grumman Corp., 2.930%, 01/15/2025	816,047	0.0
500,000		Northrop Grumman Corp., 3.850%, 04/15/2045	610,655	0.0
1,000,000		Northrop Grumman Corp., 4.030%, 10/15/2047	1,254,776	0.1
500,000		Otis Worldwide Corp., 2.293%, 04/05/2027	534,720	0.0
500,000		Otis Worldwide Corp., 3.112%, 02/15/2040	544,841	0.0
200,000		Packaging Corp. of America, 3.650%, 09/15/2024	219,321	0.0
250,000		Parker-Hannifin Corp., 4.200%, 11/21/2034	309,409	0.0
500,000		Raytheon Technologies Corp., 4.150%, 05/15/2045	634,011	0.0
1,000,000		Raytheon Technologies Corp., 4.450%, 11/16/2038	1,260,989	0.1
500,000		Raytheon Technologies Corp., 4.500%, 06/01/2042	652,031	0.0
1,000,000		Raytheon Technologies Corp., 4.625%, 11/16/2048	1,357,659	0.1
406,000		Raytheon Technologies Corp., 6.125%, 07/15/2038	602,015	0.0
500,000		Republic Services, Inc., 2.300%, 03/01/2030	528,670	0.0
500,000	(2)	Ryder System, Inc., 2.900%, 12/01/2026	549,750	0.0
500,000		Stanley Black & Decker, Inc., 2.300%, 03/15/2030	543,311	0.0
500,000		Textron, Inc., 2.450%, 03/15/2031	515,605	0.0
750,000		Textron, Inc., 3.650%, 03/01/2021	753,973	0.0
500,000		Trane Technologies Luxembourg Finance SA, 3.800%, 03/21/2029	585,824	0.0
500,000		Trane Technologies Luxembourg Finance SA, 4.500%, 03/21/2049	652,982	0.0
250,000		Trane Technologies Luxembourg Finance SA, 4.650%, 11/01/2044	320,670	0.0
500,000		Union Pacific Corp., 2.750%, 04/15/2023	523,711	0.0
500,000		Union Pacific Corp., 2.750%, 03/01/2026	547,375	0.0
500,000	(1)	Union Pacific Corp., 2.973%, 09/16/2062	524,239	0.0
250,000		Union Pacific Corp., 3.375%, 02/01/2035	292,938	0.0
250,000		Union Pacific Corp., 3.750%, 03/15/2024	273,455	0.0
250,000		Union Pacific Corp., 3.799%, 10/01/2051	305,954	0.0
750,000		Union Pacific Corp., 4.050%, 11/15/2045	924,358	0.0
1,000,000		United Parcel Service, Inc., 2.800%, 11/15/2024	1,081,124	0.0
1,000,000		United Parcel Service, Inc., 3.050%, 11/15/2027	1,145,987	0.1
1,000,000		Vulcan Materials Co., 3.500%, 06/01/2030	1,148,917	0.1
1,000,000		Waste Management, Inc., 1.150%, 03/15/2028	1,003,084	0.0
750,000		Waste Management, Inc., 1.500%, 03/15/2031	743,786	0.0
500,000		Waste Management, Inc., 2.500%, 11/15/2050	505,206	0.0
			70,389,474	2.0

		Technology: 1.9%
500,000		Adobe, Inc., 2.150%, 02/01/2027	536,773	0.0
500,000		Analog Devices, Inc., 3.900%, 12/15/2025	570,864	0.0
1,000,000		Apple, Inc., 1.650%, 05/11/2030	1,030,209	0.0
1,000,000		Apple, Inc., 2.400%, 01/13/2023	1,042,856	0.0
1,000,000		Apple, Inc., 2.400%, 05/03/2023	1,049,259	0.0
750,000		Apple, Inc., 2.500%, 02/09/2022	767,172	0.0
1,000,000		Apple, Inc., 2.650%, 05/11/2050	1,061,402	0.0
750,000		Apple, Inc., 3.000%, 02/09/2024	807,647	0.0
1,000,000		Apple, Inc., 3.200%, 05/13/2025	1,115,893	0.1
1,000,000		Apple, Inc., 3.250%, 02/23/2026	1,122,734	0.1
1,000,000		Apple, Inc., 3.350%, 02/09/2027	1,141,287	0.1
500,000		Apple, Inc., 3.450%, 05/06/2024	550,778	0.0
500,000		Apple, Inc., 3.450%, 02/09/2045	607,872	0.0
1,000,000		Apple, Inc., 3.850%, 05/04/2043	1,263,448	0.1
400,000		Apple, Inc., 4.375%, 05/13/2045	548,210	0.0
500,000		Apple, Inc., 4.450%, 05/06/2044	686,894	0.0
500,000		Applied Materials, Inc., 3.900%, 10/01/2025	573,701	0.0
250,000		Autodesk, Inc., 4.375%, 06/15/2025	286,015	0.0
1,000,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 01/15/2027	1,124,217	0.1
1,052,000		Broadcom, Inc., 4.110%, 09/15/2028	1,205,435	0.1

 See Accompanying Notes to Financial Statements

91

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

400,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	442,527	0.0
400,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	488,625	0.0
400,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	605,147	0.0
1,000,000		Fiserv, Inc., 2.250%, 06/01/2027	1,066,870	0.0
2,000,000		Fiserv, Inc., 2.650%, 06/01/2030	2,165,313	0.1
1,000,000		Hewlett Packard Enterprise Co., 1.450%, 04/01/2024	1,027,842	0.0
1,000,000		Hewlett Packard Enterprise Co., 3.500%, 10/05/2021	1,021,243	0.0
500,000		Hewlett Packard Enterprise Co., 4.400%, 10/15/2022	531,240	0.0
1,000,000		HP, Inc., 2.200%, 06/17/2025	1,059,632	0.0
500,000		HP, Inc., 3.400%, 06/17/2030	556,797	0.0
1,000,000		Intel Corp., 2.450%, 11/15/2029	1,085,040	0.0
1,000,000		Intel Corp., 3.150%, 05/11/2027	1,128,933	0.1
500,000		Intel Corp., 3.250%, 11/15/2049	560,184	0.0
1,760,000		Intel Corp., 3.700%, 07/29/2025	1,992,313	0.1
272,000		Intel Corp., 3.734%, 12/08/2047	325,072	0.0
3,000,000		International Business Machines Corp., 1.950%, 05/15/2030	3,093,021	0.1
1,020,000		International Business Machines Corp., 2.500%, 01/27/2022	1,043,869	0.0
1,000,000		International Business Machines Corp., 2.850%, 05/15/2040	1,077,920	0.0
1,000,000		International Business Machines Corp., 3.375%, 08/01/2023	1,080,844	0.0
1,000,000		International Business Machines Corp., 3.450%, 02/19/2026	1,136,332	0.1
500,000		Lam Research Corp., 2.800%, 06/15/2021	504,463	0.0
400,000		Lam Research Corp., 3.800%, 03/15/2025	449,984	0.0
750,000		Lam Research Corp., 4.000%, 03/15/2029	899,907	0.0
1,000,000		Microsoft Corp., 2.375%, 05/01/2023	1,045,363	0.0
1,000,000		Microsoft Corp., 2.400%, 08/08/2026	1,091,272	0.0
2,250,000		Microsoft Corp., 2.525%, 06/01/2050	2,372,853	0.1
87,000		Microsoft Corp., 2.675%, 06/01/2060	94,522	0.0
500,000		Microsoft Corp., 2.875%, 02/06/2024	537,227	0.0
500,000		Microsoft Corp., 3.125%, 11/03/2025	559,165	0.0
1,500,000		Microsoft Corp., 3.300%, 02/06/2027	1,711,818	0.1
250,000		Microsoft Corp., 3.500%, 02/12/2035	307,966	0.0
750,000		Microsoft Corp., 3.625%, 12/15/2023	819,431	0.0
413,000		Microsoft Corp., 3.950%, 08/08/2056	567,801	0.0
1,000,000		Microsoft Corp., 4.200%, 11/03/2035	1,314,947	0.1
1,000,000		NVIDIA Corp., 2.850%, 04/01/2030	1,125,238	0.1
1,000,000		NVIDIA Corp., 3.500%, 04/01/2040	1,201,817	0.1
500,000		NVIDIA Corp., 3.500%, 04/01/2050	607,738	0.0
500,000		Oracle Corp., 2.500%, 10/15/2022	519,861	0.0
750,000		Oracle Corp., 2.800%, 07/08/2021	759,946	0.0
1,000,000		Oracle Corp., 2.950%, 11/15/2024	1,088,349	0.0
750,000		Oracle Corp., 2.950%, 05/15/2025	823,925	0.0
1,000,000		Oracle Corp., 3.250%, 11/15/2027	1,140,618	0.1
500,000		Oracle Corp., 3.400%, 07/08/2024	547,447	0.0
400,000		Oracle Corp., 3.850%, 07/15/2036	483,040	0.0
750,000		Oracle Corp., 3.900%, 05/15/2035	921,926	0.0
750,000		Oracle Corp., 4.125%, 05/15/2045	927,331	0.0
180,000		Oracle Corp., 4.300%, 07/08/2034	227,890	0.0
1,500,000		Oracle Corp., 5.375%, 07/15/2040	2,155,855	0.1
500,000		QUALCOMM, Inc., 2.150%, 05/20/2030	529,739	0.0
500,000		QUALCOMM, Inc., 3.000%, 05/20/2022	518,996	0.0
850,000		QUALCOMM, Inc., 4.650%, 05/20/2035	1,138,690	0.1
350,000		QUALCOMM, Inc., 4.800%, 05/20/2045	497,990	0.0
			66,074,545	1.9

		Utilities: 2.2%
250,000		Ameren Illinois Co., 4.300%, 07/01/2044	315,933	0.0
500,000		Appalachian Power Co., 3.700%, 05/01/2050	602,503	0.0
500,000		Appalachian Power Co., 4.400%, 05/15/2044	626,196	0.0
750,000		Appalachian Power Co., 4.450%, 06/01/2045	963,831	0.0
750,000	(2)	Arizona Public Service Co., 2.950%, 09/15/2027	824,585	0.0
400,000		Arizona Public Service Co., 3.350%, 06/15/2024	433,550	0.0
1,000,000		Arizona Public Service Co., 3.350%, 05/15/2050	1,166,294	0.1

 See Accompanying Notes to Financial Statements

92

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

500,000		Atmos Energy Corp., 4.125%, 10/15/2044	629,873	0.0
500,000		Atmos Energy Corp., 4.125%, 03/15/2049	648,982	0.0
1,000,000		Baltimore Gas and Electric Co., 3.350%, 07/01/2023	1,066,912	0.0
500,000		Baltimore Gas and Electric Co., 3.500%, 08/15/2046	582,183	0.0
1,000,000		Berkshire Hathaway Energy Co., 6.125%, 04/01/2036	1,480,124	0.1
750,000		CenterPoint Energy Houston Electric LLC, 3.000%, 02/01/2027	826,524	0.0
250,000		CMS Energy Corp., 3.875%, 03/01/2024	272,595	0.0
250,000		CMS Energy Corp., 4.875%, 03/01/2044	329,777	0.0
200,000		Consolidated Edison Co. of New York, Inc., 4.300%, 12/01/2056	254,375	0.0
500,000		Consolidated Edison Co. of New York, Inc., 4.450%, 03/15/2044	628,545	0.0
500,000		Consolidated Edison Co. of New York, Inc., 4.500%, 12/01/2045	648,102	0.0
400,000		Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	533,317	0.0
500,000		Consumers Energy Co., 3.950%, 07/15/2047	642,561	0.0
200,000		Eastern Energy Gas Holdings LLC, 3.600%, 12/15/2024	221,339	0.0
250,000		DTE Electric Co., 4.300%, 07/01/2044	323,300	0.0
1,000,000		DTE Energy Co., 1.050%, 06/01/2025	1,011,875	0.0
400,000		DTE Energy Co., 3.500%, 06/01/2024	434,469	0.0
400,000		DTE Energy Co., 3.850%, 12/01/2023	435,563	0.0
500,000		Duke Energy Carolinas LLC, 2.500%, 03/15/2023	521,968	0.0
1,000,000		Duke Energy Corp., 2.450%, 06/01/2030	1,065,646	0.0
500,000		Duke Energy Corp., 3.750%, 09/01/2046	582,770	0.0
500,000		Duke Energy Corp., 3.950%, 10/15/2023	544,121	0.0
500,000		Duke Energy Corp., 4.800%, 12/15/2045	660,978	0.0
1,000,000		Duke Energy Florida LLC, 3.800%, 07/15/2028	1,174,781	0.1
150,000		Duke Energy Progress LLC, 4.150%, 12/01/2044	190,655	0.0
750,000		Duke Energy Progress LLC, 4.200%, 08/15/2045	953,875	0.0
500,000		Enel Generacion Chile SA, 4.250%, 04/15/2024	544,400	0.0
400,000		Entergy Arkansas LLC, 3.500%, 04/01/2026	452,278	0.0
400,000		Entergy Arkansas LLC, 3.700%, 06/01/2024	439,377	0.0
1,000,000		Entergy Corp., 2.800%, 06/15/2030	1,081,154	0.0
500,000		Entergy Louisiana LLC, 4.950%, 01/15/2045	551,982	0.0
1,000,000		Evergy Kansas Central, Inc., 4.125%, 03/01/2042	1,230,509	0.1
500,000		Evergy Kansas Central, Inc., 4.625%, 09/01/2043	640,600	0.0
1,000,000		Exelon Corp., 4.950%, 06/15/2035	1,261,322	0.1
750,000		Exelon Corp., 5.100%, 06/15/2045	1,017,599	0.0
500,000		Florida Power & Light Co., 3.250%, 06/01/2024	538,695	0.0
750,000		Florida Power & Light Co., 3.800%, 12/15/2042	930,588	0.0
1,500,000		Florida Power & Light Co., 4.050%, 06/01/2042	1,900,955	0.1
500,000		Indiana Michigan Power Co., 4.550%, 03/15/2046	654,961	0.0
1,000,000	(1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	1,157,500	0.1
1,000,000		ITC Holdings Corp., 3.350%, 11/15/2027	1,126,957	0.1
250,000		ITC Holdings Corp., 3.650%, 06/15/2024	272,670	0.0
500,000		Jersey Central Power & Light Co., 6.150%, 06/01/2037	642,671	0.0
1,000,000		Kentucky Utilities Co., 3.300%, 06/01/2050	1,133,292	0.1
2,500,000		Kentucky Utilities Co., 5.125%, 11/01/2040	3,457,716	0.1
500,000		MidAmerican Energy Co., 3.100%, 05/01/2027	561,077	0.0
500,000		MidAmerican Energy Co., 3.950%, 08/01/2047	628,429	0.0
2,000,000		Mississippi Power Co., 4.250%, 03/15/2042	2,420,924	0.1
250,000	(1)	Monongahela Power Co., 5.400%, 12/15/2043	339,041	0.0
1,000,000		National Fuel Gas Co., 5.200%, 07/15/2025	1,122,915	0.1
500,000		National Fuel Gas Co., 5.500%, 01/15/2026	577,232	0.0
1,000,000	(3)	National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/2046	1,108,957	0.1
500,000		Northern States Power Co/MN, 4.125%, 05/15/2044	648,444	0.0
250,000		Oklahoma Gas and Electric Co., 4.000%, 12/15/2044	290,843	0.0
250,000		Oklahoma Gas and Electric Co., 4.550%, 03/15/2044	312,419	0.0

 See Accompanying Notes to Financial Statements

93

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

750,000	Oncor Electric Delivery Co. LLC, 4.100%, 06/01/2022	781,812	0.0
1,500,000	Pacific Gas and Electric Co., 2.100%, 08/01/2027	1,524,403	0.1
1,500,000	Pacific Gas and Electric Co., 2.500%, 02/01/2031	1,503,790	0.1
1,500,000	Pacific Gas and Electric Co., 3.300%, 08/01/2040	1,498,891	0.1
1,500,000	Pacific Gas and Electric Co., 3.500%, 08/01/2050	1,494,182	0.1
1,000,000	PacifiCorp, 4.150%, 02/15/2050	1,305,875	0.1
750,000	PECO Energy Co., 4.150%, 10/01/2044	968,666	0.0
250,000	Piedmont Natural Gas Co., 4.100%, 09/18/2034	299,982	0.0
500,000	Public Service Co. of Colorado, 1.900%, 01/15/2031	522,410	0.0
1,000,000	Public Service Co. of Colorado, 3.700%, 06/15/2028	1,167,066	0.1
500,000	Public Service Co. of Colorado, 4.100%, 06/15/2048	650,221	0.0
1,000,000	Public Service Electric and Gas Co., 2.375%, 05/15/2023	1,045,252	0.0
750,000	Public Service Electric and Gas Co., 3.800%, 01/01/2043	909,028	0.0
250,000	Public Service Electric and Gas Co., 4.000%, 06/01/2044	305,775	0.0
750,000	Sempra Energy, 3.550%, 06/15/2024	817,723	0.0
250,000	Sempra Energy, 3.750%, 11/15/2025	283,041	0.0
750,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	815,379	0.0
250,000	Dominion Energy South Carolina, Inc., 5.100%, 06/01/2065	394,883	0.0
1,252,697	Southaven Combined Cycle Generation LLC, 3.846%, 08/15/2033	1,418,734	0.1
500,000	Southern California Edison Co., 3.900%, 03/15/2043	567,410	0.0
750,000	Southern California Edison Co., 4.000%, 04/01/2047	880,987	0.0
500,000	Southern California Edison Co., 4.650%, 10/01/2043	620,511	0.0
500,000	Southern California Gas Co., 4.300%, 01/15/2049	656,757	0.0
1,000,000	Southern Co. Gas Capital Corp., 1.750%, 01/15/2031	1,007,889	0.0
1,000,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	1,257,890	0.1
500,000	Southern Power Co., 4.150%, 12/01/2025	574,008	0.0
250,000	Union Electric Co., 3.500%, 04/15/2024	271,354	0.0
300,000	Union Electric Co., 3.900%, 09/15/2042	366,748	0.0
500,000	Virginia Electric and Power Co., 4.450%, 02/15/2044	654,625	0.0
1,533,000	Virginia Electric and Power Co., 6.000%, 05/15/2037	2,245,635	0.1
250,000	Wisconsin Electric Power Co., 4.250%, 06/01/2044	311,106	0.0
500,000	Wisconsin Power and Light Co., 4.100%, 10/15/2044	612,691	0.0
		76,378,333	2.2

	Total Corporate Bonds/Notes
	(Cost $849,760,130)	961,413,049	28.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
971,514	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,037,769	0.1
532,282	Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/2036	631,216	0.0

	Total Collateralized Mortgage Obligations
	(Cost $1,566,535)	1,668,985	0.1

MUNICIPAL BONDS: 0.9%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/2039	7,620,627	0.2

	Connecticut: 0.1%
3,735,000	State of Connecticut, 5.850%, 03/15/2032	5,224,107	0.1

	New Jersey: 0.3%
3,425,000	New Jersey Turnpike Authority, 7.102%, 01/01/2041	5,599,293	0.2
2,335,000	Port Authority of New York & New Jersey, 4.926%, 10/01/2051	3,257,208	0.1
		8,856,501	0.3

	New York: 0.1%
3,495,000	Metropolitan Transportation Authority, 6.814%, 11/15/2040	4,681,063	0.1

	Washington: 0.2%
3,900,000	State of Washington, 5.140%, 08/01/2040	5,482,074	0.2

	Total Municipal Bonds
	(Cost $22,807,023)	31,864,372	0.9

 See Accompanying Notes to Financial Statements

94

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2020 (Continued)

U.S. TREASURY OBLIGATIONS: 38.6%
	U.S. Treasury Bonds: 7.5%
160,000	1.250%,05/15/2050	144,863	0.0
33,738,000	1.375%,11/15/2040	33,308,367	1.0
95,219,000	1.375%,08/15/2050	89,000,009	2.6
10,659,000	2.250%,08/15/2046	12,146,264	0.3
7,000,000	2.500%,02/15/2046	8,348,867	0.2
9,072,000	2.500%,05/15/2046	10,819,777	0.3
9,022,000	3.000%,11/15/2044	11,658,116	0.3
10,042,000	3.000%,11/15/2045	13,047,147	0.4
26,600	3.000%,02/15/2049	35,027	0.0
1,482,000	3.125%,02/15/2043	1,941,015	0.1
5,686,000	3.125%,08/15/2044	7,487,529	0.2
13,888,000	3.625%,08/15/2043	19,585,335	0.6
14,092,000	3.625%,02/15/2044	19,925,317	0.6
13,251,000	3.750%,11/15/2043	19,045,207	0.6
7,845,000	3.875%,08/15/2040	11,229,995	0.3
830,000	6.000%,02/15/2026	1,067,523	0.0
		258,790,358	7.5

	U.S. Treasury Notes: 31.1%
169,128,000	0.125%,12/31/2022	169,141,212	4.9
97,000	0.125%,10/15/2023	96,932	0.0
286,471,000	0.125%,12/15/2023	286,124,101	8.4
156,809,000	0.375%,12/31/2025	156,900,881	4.6
140,896,000	0.625%,11/30/2027	140,829,955	4.1
36,858,300	0.875%,11/15/2030	36,720,081	1.1
17,664,000	0.375%,11/30/2025	17,686,080	0.5
5,511,000	0.375%,09/30/2027	5,425,106	0.2
7,000,000	1.375%,08/31/2023	7,228,867	0.2
5,000,000	1.375%,09/30/2023	5,168,359	0.2
47,008,000	1.500%,11/30/2021	47,599,888	1.4
4,833,000	1.500%,01/31/2022	4,905,684	0.1
10,000,000	1.500%,02/28/2023	10,294,922	0.3
10,000,000	1.500%,03/31/2023	10,305,078	0.3
456,000	1.500%,10/31/2024	477,945	0.0
2,976,000	1.625%,08/15/2022	3,048,424	0.1
6,480,000	1.625%,04/30/2023	6,703,762	0.2
10,184,000	1.625%,05/31/2023	10,547,601	0.3
4,046,000	1.625%,10/31/2023	4,214,952	0.1
24,847,000	1.625%,02/15/2026	26,429,055	0.8
7,810,000	1.750%,04/30/2022	7,980,539	0.2
168,000	1.750%,07/15/2022	172,226	0.0
18,000,000	1.750%,09/30/2022	18,509,766	0.5
69,000	1.750%,01/31/2023	71,326	0.0
3,003,000	1.875%,08/31/2022	3,090,275	0.1
10,000	1.875%,06/30/2026	10,790	0.0
4,000,000	2.000%,07/31/2022	4,118,125	0.1
17,133,000	2.000%,11/15/2026	18,647,530	0.6
10,105,000	2.125%,06/30/2022	10,408,150	0.3
5,000,000	2.125%,11/30/2023	5,286,523	0.2
3,011,000	2.250%,12/31/2023	3,198,952	0.1
19,000	2.250%,04/30/2024	20,296	0.0
6,457,000	2.250%,11/15/2024	6,956,913	0.2
373,000	2.375%,04/30/2026	411,874	0.0
68,000	2.375%,05/15/2029	76,819	0.0
9,874,000	2.500%,05/15/2024	10,641,935	0.3
11,396,000	2.750%,09/15/2021	11,606,917	0.3
6,569,500	2.750%,11/15/2023	7,058,363	0.2
7,052,000	2.750%,02/15/2024	7,618,915	0.2
		1,065,735,119	31.1

	Total U.S. Treasury Obligations
	(Cost $1,281,746,606)	1,324,525,477	38.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 24.9%
	Federal Home Loan Mortgage Corporation: 5.0%(4)
4,469,683	3.000%,04/01/2045	4,831,752	0.2
4,508,200	3.000%,04/01/2045	4,884,661	0.2
18,629,143	3.000%,05/01/2045	19,681,866	0.6
7,751,582	3.000%,11/01/2046	8,445,435	0.3
7,839,906	3.000%,11/01/2047	8,487,817	0.3
1,443,080	3.500%,01/01/2042	1,565,252	0.1
221,644	3.500%,01/01/2042	238,514	0.0
4,316,288	3.500%,08/01/2042	4,721,841	0.2
16,729,808	3.500%,04/01/2043	18,304,125	0.6
19,272,956	3.500%,02/01/2044	21,074,687	0.6
6,679,463	3.500%,12/01/2046	7,247,336	0.2
4,198,534	3.500%,12/01/2047	4,544,749	0.1
19,983,919	3.500%,03/01/2048	21,841,382	0.7
679,442	3.900%, (US0012M + 1.900%),02/01/2042	690,761	0.0
527,378	4.000%,01/01/2025	559,852	0.0
88,097	4.000%,08/01/2040	97,141	0.0
1,082,370	4.000%,04/01/2041	1,187,946	0.1
1,036,276	4.000%,05/01/2041	1,142,585	0.0
41,335	4.000%,08/01/2041	45,367	0.0
124,866	4.000%,12/01/2041	136,192	0.0
726,459	4.000%,01/01/2042	788,123	0.0
1,954,254	4.000%,03/01/2042	2,145,120	0.1
58,110	4.000%,12/01/2042	64,076	0.0
729,520	4.000%,02/01/2044	823,059	0.0
460,644	4.000%,07/01/2045	501,083	0.0
564,782	4.000%,09/01/2045	617,451	0.0
437,071	4.000%,09/01/2045	474,309	0.0
386,160	4.000%,09/01/2045	421,331	0.0
8,820,388	4.000%,11/01/2045	9,648,467	0.3
1,242,159	4.000%,05/01/2046	1,346,708	0.1
408,640	4.000%,11/01/2047	438,011	0.0
537,314	4.000%,03/01/2048	574,761	0.0
2,066	4.500%,04/01/2023	2,179	0.0
50,378	4.500%,03/01/2039	56,345	0.0
148,813	4.500%,08/01/2039	166,364	0.0
180,687	4.500%,09/01/2039	202,184	0.0
374,655	4.500%,09/01/2039	420,682	0.0
251,624	4.500%,09/01/2039	279,716	0.0
320,519	4.500%,10/01/2039	355,670	0.0
509,940	4.500%,12/01/2039	572,598	0.0
160,750	4.500%,03/01/2040	179,758	0.0
345,971	4.500%,04/01/2040	388,544	0.0
71,928	4.500%,06/01/2040	80,805	0.0
374,012	4.500%,07/01/2040	420,170	0.0
345,836	4.500%,07/01/2040	384,445	0.0
114,835	4.500%,08/01/2040	128,556	0.0
276,582	4.500%,08/01/2040	306,376	0.0
123,432	4.500%,03/01/2041	138,667	0.0
350,097	4.500%,03/01/2041	388,510	0.0
166,051	4.500%,04/01/2041	186,549	0.0
530,578	4.500%,06/01/2041	595,738	0.0
402,912	4.500%,07/01/2041	447,259	0.0
52,803	4.500%,08/01/2041	57,973	0.0
3,165,645	4.500%,08/01/2041	3,561,661	0.1
1,910,487	4.500%,07/01/2048	2,075,987	0.1
14,786	5.000%,03/01/2034	17,170	0.0
88,648	5.000%,12/01/2034	103,160	0.0
102,687	5.000%,08/01/2035	119,506	0.0
273,150	5.000%,08/01/2035	317,651	0.0
87,429	5.000%,10/01/2035	101,302	0.0
90,201	5.000%,10/01/2035	104,768	0.0
130,063	5.000%,10/01/2035	151,370	0.0
211,806	5.000%,12/01/2035	246,126	0.0
28,958	5.000%,04/01/2036	33,703	0.0
95,491	5.000%,11/01/2036	111,001	0.0
67,926	5.000%,02/01/2037	79,031	0.0
52,385	5.000%,05/01/2037	60,901	0.0
811,359	5.000%,10/01/2037	943,974	0.0
466,271	5.000%,03/01/2038	542,307	0.0
143,098	5.000%,03/01/2038	166,413	0.0

 See Accompanying Notes to Financial Statements

95

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

411,515	5.000%,03/01/2038	478,813	0.0
139,311	5.000%,04/01/2038	162,092	0.0
14,259	5.000%,10/01/2038	16,581	0.0
51,972	5.000%,06/01/2040	60,473	0.0
139,283	5.000%,08/01/2040	161,941	0.0
340,717	5.000%,04/01/2041	396,423	0.0
51,573	5.490%,02/01/2037	57,621	0.0
56,464	5.500%,12/01/2024	58,649	0.0
67,089	5.500%,09/01/2034	78,551	0.0
76,838	5.500%,01/01/2035	89,962	0.0
778,045	5.500%,09/01/2035	914,906	0.0
36,411	5.500%,09/01/2035	42,828	0.0
592,599	5.500%,10/01/2035	684,880	0.0
235,576	5.500%,03/01/2036	277,040	0.0
60,206	5.500%,03/01/2036	70,823	0.0
44,282	5.500%,05/01/2036	52,091	0.0
205,340	5.500%,06/01/2036	240,856	0.0
74,660	5.500%,07/01/2036	87,822	0.0
13,975	5.500%,07/01/2036	16,439	0.0
3,426	5.500%,07/01/2036	4,020	0.0
16,063	5.500%,10/01/2036	18,894	0.0
88,314	5.500%,11/01/2036	103,665	0.0
11,175	5.500%,12/01/2036	12,505	0.0
68,763	5.500%,12/01/2036	80,854	0.0
48,352	5.500%,12/01/2036	56,874	0.0
63,202	5.500%,02/01/2037	74,347	0.0
7,624	5.500%,02/01/2037	8,724	0.0
21,332	5.500%,05/01/2037	25,094	0.0
3,149	5.500%,06/01/2037	3,701	0.0
32,857	5.500%,12/01/2037	38,459	0.0
18,078	5.500%,03/01/2038	21,257	0.0
10,101	5.500%,06/01/2038	11,883	0.0
4,015	5.500%,06/01/2038	4,698	0.0
7,623	5.500%,08/01/2038	8,621	0.0
1,859	5.500%,10/01/2038	2,106	0.0
640,660	5.500%,11/01/2038	739,715	0.0
10,490	5.500%,12/01/2038	12,340	0.0
13,580	5.500%,12/01/2038	15,975	0.0
11,799	5.500%,12/01/2038	13,880	0.0
102,136	5.500%,01/01/2039	120,151	0.0
18,479	5.500%,01/01/2039	21,738	0.0
69,828	5.500%,01/01/2040	82,127	0.0
63,213	5.500%,01/01/2040	72,433	0.0
68,172	5.500%,03/01/2040	79,504	0.0
108,812	5.500%,01/01/2041	121,646	0.0
58,872	5.750%,05/01/2037	65,973	0.0
116,738	5.800%,07/01/2037	130,627	0.0
40,662	5.800%,08/01/2037	45,610	0.0
73,353	5.800%,09/01/2037	82,280	0.0
37,813	5.800%,09/01/2037	42,414	0.0
4,114	6.000%,04/01/2028	4,702	0.0
38,937	6.000%,07/01/2028	43,745	0.0
9,271	6.000%,04/01/2036	11,106	0.0
3,091	6.000%,04/01/2036	3,702	0.0
95	6.000%,04/01/2036	107	0.0
28,704	6.000%,06/01/2036	34,363	0.0
9,415	6.000%,07/01/2036	11,283	0.0
52,272	6.000%,08/01/2036	62,110	0.0
8,920	6.000%,08/01/2036	10,679	0.0
2,715	6.000%,08/01/2036	3,054	0.0
46,202	6.000%,01/01/2037	53,986	0.0
42,771	6.000%,02/01/2037	50,884	0.0
2,672	6.000%,04/01/2037	3,180	0.0
1,350	6.000%,06/01/2037	1,608	0.0
11,286	6.000%,06/01/2037	13,280	0.0
6,814	6.000%,07/01/2037	8,080	0.0
242	6.000%,07/01/2037	285	0.0
6,370	6.000%,08/01/2037	7,164	0.0
150,850	6.000%,08/01/2037	174,230	0.0
17,521	6.000%,08/01/2037	20,362	0.0
3,109	6.000%,08/01/2037	3,684	0.0
7,429	6.000%,08/01/2037	8,355	0.0
6,839	6.000%,08/01/2037	8,093	0.0
1,730	6.000%,08/01/2037	2,042	0.0
5,275	6.000%,09/01/2037	6,246	0.0
2,245	6.000%,09/01/2037	2,649	0.0
15,348	6.000%,09/01/2037	18,279	0.0
12,529	6.000%,10/01/2037	14,877	0.0
5,619	6.000%,10/01/2037	6,320	0.0
9,257	6.000%,10/01/2037	10,973	0.0
18,909	6.000%,10/01/2037	21,280	0.0
2,683	6.000%,11/01/2037	3,181	0.0
32,265	6.000%,11/01/2037	38,206	0.0
1,183	6.000%,11/01/2037	1,330	0.0
942	6.000%,12/01/2037	1,060	0.0
64,862	6.000%,12/01/2037	76,539	0.0
2,634	6.000%,01/01/2038	3,103	0.0
20,026	6.000%,01/01/2038	23,589	0.0
17,521	6.000%,01/01/2038	20,782	0.0
19,176	6.000%,02/01/2038	21,564	0.0
2,428	6.000%,02/01/2038	2,734	0.0
14,014	6.000%,05/01/2038	15,791	0.0
1,369	6.000%,06/01/2038	1,614	0.0
49,627	6.000%,07/01/2038	58,348	0.0
22,219	6.000%,07/01/2038	26,111	0.0
965	6.000%,09/01/2038	1,137	0.0
275,735	6.000%,09/01/2038	323,906	0.0
10,817	6.000%,09/01/2038	12,165	0.0
8,307	6.000%,09/01/2038	9,829	0.0
13,464	6.000%,11/01/2038	15,444	0.0
141,702	6.000%,01/01/2039	165,243	0.0
160,320	6.000%,04/01/2039	188,136	0.0
40,321	6.000%,08/01/2039	46,284	0.0
51,294	6.000%,10/01/2039	60,194	0.0
20,269	6.000%,11/01/2039	23,901	0.0
52,059	6.000%,11/01/2039	58,583	0.0
1,838	6.000%,12/01/2039	2,163	0.0
63,877	6.000%,05/01/2040	75,735	0.0
57,397	6.150%,12/01/2037	64,524	0.0
70,481	6.150%,01/01/2038	79,229	0.0
81,848	6.150%,02/01/2038	92,011	0.0
63,029	6.150%,02/01/2038	70,850	0.0
840,000	6.250%,07/15/2032	1,298,209	0.1
9,798	6.500%,06/01/2036	11,374	0.0
2,333	6.500%,08/01/2036	2,759	0.0
38,780	6.500%,10/01/2036	44,552	0.0
1,056	6.500%,10/01/2036	1,225	0.0
16,244	6.500%,07/01/2037	18,531	0.0
5,671	6.500%,09/01/2037	6,548	0.0
3,262	6.500%,10/01/2037	3,711	0.0
2,860	6.500%,11/01/2037	3,322	0.0
18,017	6.500%,04/01/2038	20,598	0.0
7,066	6.500%,04/01/2038	7,983	0.0
3,440	6.500%,05/01/2038	3,859	0.0
611	6.500%,05/01/2038	685	0.0
2,092	6.500%,07/01/2038	2,346	0.0
1,283	6.500%,08/01/2038	1,497	0.0
211	6.500%,10/01/2038	242	0.0
6,628	6.500%,11/01/2038	7,549	0.0
5,954	6.500%,12/01/2038	6,677	0.0
55,688	6.500%,12/01/2038	62,459	0.0
7,123	6.500%,12/01/2038	7,989	0.0
628	6.500%,12/01/2038	705	0.0
525,012	6.500%,12/01/2038	621,417	0.0
2,895	6.500%,01/01/2039	3,534	0.0
		172,479,550	5.0

See Accompanying Notes to Financial Statements

96

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

		Federal National Mortgage Association: 0.8%(4)
2,539,505		3.000%,09/01/2046	2,622,313	0.1
16,047,251		3.500%,11/01/2051	17,584,922	0.5
1,266,358		3.720%,10/01/2029	1,455,964	0.0
65,722		5.700%,07/01/2036	68,365	0.0
13,470		5.700%,07/01/2036	13,526	0.0
805,000		6.625%,11/15/2030	1,219,190	0.0
3,430,000		7.125%,01/15/2030	5,238,853	0.2
			28,203,133	0.8

		Government National Mortgage Association: 5.7%
38,475,000	(5)	2.000%,01/01/2051	40,231,875	1.2
6,007,757		3.000%,07/20/2045	6,405,426	0.2
19,475,000	(5)	3.000%,01/20/2050	20,364,113	0.6
18,730,864		3.000%,08/20/2050	19,697,281	0.6
17,608,507		3.500%,03/20/2047	18,934,052	0.6
9,103,811		3.500%,09/20/2047	9,709,405	0.3
3,021,515		3.500%,01/20/2048	3,251,961	0.1
18,869,388		3.500%,02/20/2048	20,290,009	0.6
18,762,754		3.500%,03/20/2048	20,273,677	0.6
4,438,872		4.000%,10/20/2043	4,878,512	0.2
2,036,781		4.000%,03/20/2046	2,231,727	0.1
3,947,792		4.000%,03/20/2046	4,285,514	0.1
722,715		4.500%,02/20/2041	815,965	0.0
221,232		4.500%,03/20/2041	246,529	0.0
836,092		4.500%,05/20/2041	931,698	0.0
947,758		4.500%,06/20/2041	1,056,091	0.0
1,796,559		4.500%,07/20/2041	2,002,004	0.1
760,521		4.500%,09/20/2041	847,491	0.0
2,278,314		4.500%,10/20/2041	2,538,416	0.1
6,086,140		4.500%,01/20/2050	6,544,629	0.2
9,082		5.000%,10/15/2037	10,455	0.0
2,216		5.000%,04/15/2038	2,502	0.0
44,986		5.000%,03/15/2039	51,459	0.0
89,547		5.000%,08/15/2039	102,411	0.0
564,367		5.000%,09/15/2039	640,072	0.0
681,679		5.000%,09/15/2039	781,454	0.0
534,021		5.000%,02/15/2040	606,970	0.0
353,720		5.000%,04/15/2040	401,175	0.0
952,405		5.000%,06/15/2040	1,092,506	0.1
29,635		5.000%,07/15/2040	33,611	0.0
291,578		5.000%,04/15/2042	325,107	0.0
494,932		5.000%,04/20/2042	560,564	0.0
446,751		5.000%,06/20/2048	490,112	0.0
24,390		5.500%,07/20/2038	27,611	0.0
324,594		5.500%,09/20/2039	380,183	0.0
23,721		5.500%,10/20/2039	27,663	0.0
14,020		5.500%,11/20/2039	16,353	0.0
545,887		5.500%,11/20/2039	639,369	0.0
8,353		5.500%,12/20/2040	9,568	0.0
26,435		5.500%,01/20/2041	30,958	0.0
185,950		5.500%,03/20/2041	217,809	0.0
267,386		5.500%,04/20/2041	313,166	0.0
424,439		5.500%,05/20/2041	497,114	0.0
420,049		5.500%,06/20/2041	492,125	0.0
11,940		6.000%,10/15/2036	14,122	0.0
33,825		6.000%,08/15/2037	39,860	0.0
30,041		6.000%,11/15/2037	35,427	0.0
4,191		6.000%,12/15/2037	4,712	0.0
20,761		6.000%,01/15/2038	24,550	0.0
20,496		6.000%,01/15/2038	24,770	0.0
24,039		6.000%,02/15/2038	29,085	0.0
42,956		6.000%,02/15/2038	48,530	0.0
224		6.000%,02/15/2038	255	0.0
763		6.000%,04/15/2038	858	0.0
123,120		6.000%,05/15/2038	148,057	0.0
144,276		6.000%,05/15/2038	173,032	0.0
18,582		6.000%,07/15/2038	21,838	0.0
42,972		6.000%,09/15/2038	50,634	0.0
17,899		6.000%,11/15/2038	20,123	0.0
616,747		6.000%,08/20/2040	716,286	0.0
			194,638,831	5.7

		Other U.S. Agency Obligations: 1.0%
3,489,000		1.620%,09/04/2025	3,673,394	0.1
12,500,000		2.390%,11/01/2034	13,937,138	0.4
5,000,000		2.400%,09/21/2026	5,510,063	0.2
1,500,000		1.875%,08/15/2022	1,541,684	0.1
10,000		6.150%,01/15/2038	16,081	0.0
5,000,000	(2)	7.125%,05/01/2030	7,629,622	0.2
			32,307,982	1.0

		Uniform Mortgage-Backed Securities: 12.4%
14,977,812	(5)	1.500%,02/01/2051	15,113,529	0.5
29,800,000	(5)	2.000%,01/01/2036	31,152,854	0.9
3,400,026		2.500%,09/01/2027	3,555,026	0.1
4,906,436		2.500%,06/01/2030	5,177,189	0.2
3,491,488		2.500%,06/01/2030	3,684,208	0.1
2,085,488		2.500%,07/01/2030	2,200,706	0.1
153,140,000	(5)	2.500%,03/12/2050	161,137,776	4.7
1,152,745		3.000%,06/01/2026	1,209,624	0.0
5,066,714		3.000%,08/01/2030	5,415,042	0.2
2,045,944		3.000%,09/01/2030	2,190,556	0.1
15,677,286		3.000%,12/01/2042	17,104,219	0.5
7,938,341		3.000%,07/01/2043	8,464,359	0.3
3,769,488		3.000%,09/01/2043	4,007,696	0.1
4,274,205		3.000%,07/01/2046	4,649,854	0.1
1,580,552		3.000%,08/01/2046	1,713,816	0.1
17,196,499		3.000%,12/01/2046	18,143,195	0.5
2,904,830		3.500%,05/01/2029	3,109,209	0.1
916,395		3.500%,03/01/2041	989,667	0.0
990,853		3.500%,12/01/2041	1,069,194	0.0
1,674,456		3.500%,01/01/2042	1,801,555	0.1
3,702,066		3.500%,10/01/2042	3,983,090	0.1
9,329,790		3.500%,11/01/2042	10,148,832	0.3
4,178,827		3.500%,01/01/2046	4,569,508	0.1
2,865,529		3.500%,02/01/2046	3,133,425	0.1
6,502,316		3.500%,02/01/2046	7,110,234	0.2
7,244,268		3.500%,04/01/2046	7,847,525	0.2
2,358,712		3.500%,02/01/2050	2,491,560	0.1
1,252,482		4.000%,09/01/2026	1,328,808	0.1
824,020		4.000%,10/01/2040	916,179	0.0
134,497		4.000%,10/01/2040	148,269	0.0
8,401,361		4.000%,11/01/2040	9,175,209	0.3
913,280		4.000%,12/01/2040	1,001,758	0.0
1,290,742		4.000%,12/01/2040	1,435,052	0.1
1,851,814		4.000%,02/01/2041	2,031,969	0.1
258,012		4.000%,03/01/2041	284,442	0.0
293,138		4.000%,04/01/2041	321,592	0.0
255,765		4.000%,08/01/2041	274,601	0.0
215,281		4.000%,09/01/2041	235,492	0.0
1,455,313		4.000%,11/01/2041	1,589,451	0.1
337,086		4.000%,12/01/2041	371,622	0.0
743,261		4.000%,01/01/2042	813,039	0.0
538,587		4.000%,07/01/2042	593,829	0.0
1,609,447		4.000%,12/01/2042	1,765,124	0.1
1,866,905		4.000%,07/01/2043	2,096,556	0.1
1,504,969		4.000%,02/01/2044	1,672,619	0.1
965,963		4.000%,02/01/2044	1,073,555	0.0
250,709		4.000%,03/01/2044	269,472	0.0
928,332		4.000%,05/01/2045	1,010,673	0.0
5,934,353		4.000%,06/01/2045	6,460,957	0.2
1,686,655		4.000%,07/01/2045	1,861,812	0.1
2,938,065		4.000%,07/01/2045	3,299,003	0.1
1,033,351		4.000%,07/01/2045	1,137,556	0.0
1,773,417		4.000%,07/01/2045	1,961,019	0.1

See Accompanying Notes to Financial Statements

97

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

2,130,299	4.000%,02/01/2046	2,322,285	0.1
4,726,710	4.000%,02/01/2048	5,059,238	0.2
1,121,016	4.000%,03/01/2048	1,199,867	0.0
334,386	4.000%,03/01/2048	357,907	0.0
8,224,057	4.000%,02/01/2050	8,794,722	0.3
1,353,443	4.500%,07/01/2026	1,439,019	0.1
4,203	4.500%,06/01/2034	4,648	0.0
13,363	4.500%,05/01/2035	14,715	0.0
1,474	4.500%,03/01/2038	1,650	0.0
1,151	4.500%,05/01/2038	1,262	0.0
10,277	4.500%,06/01/2038	11,363	0.0
8,574	4.500%,07/01/2038	9,294	0.0
26,175	4.500%,09/01/2038	28,540	0.0
421,135	4.500%,03/01/2039	472,974	0.0
20,166	4.500%,04/01/2039	22,648	0.0
13,067	4.500%,04/01/2039	14,522	0.0
421,187	4.500%,07/01/2039	471,380	0.0
1,133,701	4.500%,09/01/2039	1,273,277	0.0
844,203	4.500%,10/01/2039	948,137	0.0
228,961	4.500%,12/01/2039	257,148	0.0
292,512	4.500%,12/01/2039	327,375	0.0
227,409	4.500%,12/01/2039	252,730	0.0
161,192	4.500%,03/01/2040	181,032	0.0
226,714	4.500%,10/01/2040	254,623	0.0
222,233	4.500%,10/01/2040	248,274	0.0
219,652	4.500%,10/01/2040	246,445	0.0
336,086	4.500%,03/01/2041	372,200	0.0
141,179	4.500%,04/01/2041	152,958	0.0
190,518	4.500%,06/01/2041	213,974	0.0
173,946	4.500%,06/01/2041	195,285	0.0
2,109,745	4.500%,06/01/2041	2,369,528	0.1
3,119,570	4.500%,07/01/2041	3,461,734	0.1
167,018	4.500%,07/01/2041	187,585	0.0
84,182	4.500%,07/01/2041	94,548	0.0
1,020,929	4.500%,08/01/2041	1,134,630	0.0
1,192,284	4.500%,08/01/2041	1,339,071	0.1
123,028	4.500%,08/01/2041	138,174	0.0
458,889	5.000%,03/01/2027	481,559	0.0
65,732	5.000%,07/01/2033	75,097	0.0
98,355	5.000%,02/01/2034	109,535	0.0
14,107	5.000%,11/01/2034	16,387	0.0
1,442,608	5.000%,02/01/2035	1,670,605	0.1
259,621	5.000%,06/01/2035	301,674	0.0
19,753	5.000%,08/01/2035	22,968	0.0
63,889	5.000%,09/01/2035	74,295	0.0
148,697	5.000%,09/01/2035	170,828	0.0
202,373	5.000%,09/01/2035	235,351	0.0
18,807	5.000%,10/01/2035	21,873	0.0
287,561	5.000%,03/01/2036	334,054	0.0
374,418	5.000%,03/01/2036	435,298	0.0
3,089	5.000%,05/01/2036	3,591	0.0
255,385	5.000%,05/01/2036	297,077	0.0
47,797	5.000%,06/01/2036	55,535	0.0
531,965	5.000%,12/01/2036	618,647	0.0
39,760	5.000%,12/01/2036	46,243	0.0
119,718	5.000%,07/01/2037	139,236	0.0
69,940	5.000%,01/01/2038	79,959	0.0
180,380	5.000%,02/01/2038	209,711	0.0
398,234	5.000%,02/01/2038	463,101	0.0
371,770	5.000%,08/01/2038	432,165	0.0
162,126	5.000%,07/01/2040	188,593	0.0
70,571	5.000%,07/01/2040	81,334	0.0
10	5.500%,04/01/2021	10	0.0
1,460	5.500%,10/01/2021	1,469	0.0
22,178	5.500%,11/01/2021	22,460	0.0
5,489	5.500%,11/01/2021	5,547	0.0
39,858	5.500%,12/01/2021	40,351	0.0
30,261	5.500%,12/01/2021	30,645	0.0
3,070	5.500%,12/01/2021	3,086	0.0
1,366	5.500%,01/01/2022	1,386	0.0
610	5.500%,01/01/2022	620	0.0
5,254	5.500%,02/01/2022	5,335	0.0
393	5.500%,04/01/2022	400	0.0
1,535	5.500%,06/01/2022	1,545	0.0
2,226	5.500%,06/01/2022	2,260	0.0
597	5.500%,07/01/2022	612	0.0
8,088	5.500%,07/01/2022	8,272	0.0
825	5.500%,08/01/2022	839	0.0
12,643	5.500%,09/01/2022	12,964	0.0
1,705	5.500%,09/01/2022	1,748	0.0
1,645	5.500%,01/01/2023	1,691	0.0
925	5.500%,02/01/2023	946	0.0
2,525	5.500%,03/01/2023	2,599	0.0
876	5.500%,04/01/2023	908	0.0
5,915	5.500%,06/01/2023	6,118	0.0
5,101	5.500%,08/01/2023	5,344	0.0
916	5.500%,08/01/2023	951	0.0
1,385	5.500%,08/01/2023	1,436	0.0
14,266	5.500%,08/01/2023	14,907	0.0
11,171	5.500%,09/01/2023	11,625	0.0
687	5.500%,11/01/2023	718	0.0
5,833	5.500%,11/01/2023	6,078	0.0
1,677	5.500%,11/01/2023	1,743	0.0
36,735	5.500%,02/01/2024	38,269	0.0
968	5.500%,03/01/2024	977	0.0
4,805	5.500%,07/01/2024	4,845	0.0
5,324	5.500%,07/01/2024	5,624	0.0
363	5.500%,05/01/2025	369	0.0
17,959	5.500%,08/01/2025	19,109	0.0
1,693	5.500%,07/01/2027	1,891	0.0
415	5.500%,08/01/2027	464	0.0
97,830	5.500%,03/01/2034	114,307	0.0
70,585	5.500%,04/01/2034	82,164	0.0
33,596	5.500%,11/01/2034	39,325	0.0
34,259	5.500%,12/01/2034	40,142	0.0
408,276	5.500%,02/01/2035	478,905	0.0
57,673	5.500%,05/01/2035	67,817	0.0
59,496	5.500%,09/01/2035	69,955	0.0
273,914	5.500%,09/01/2035	311,315	0.0
46,984	5.500%,04/01/2036	55,250	0.0
77,437	5.500%,04/01/2036	91,043	0.0
15,584	5.500%,05/01/2036	18,234	0.0
52,781	5.500%,06/01/2036	62,070	0.0
197,852	5.500%,07/01/2036	231,992	0.0
109,321	5.500%,11/01/2036	128,479	0.0
336,095	5.500%,12/01/2036	395,249	0.0
159,898	5.500%,12/01/2036	188,031	0.0
52,308	5.500%,01/01/2037	61,508	0.0
231,299	5.500%,03/01/2037	272,007	0.0
501,067	5.500%,03/01/2037	589,256	0.0
46,113	5.500%,03/01/2037	54,208	0.0
210,011	5.500%,08/01/2037	246,950	0.0
662	5.500%,01/01/2038	778	0.0
1,947	5.500%,01/01/2038	2,278	0.0
876	5.500%,01/01/2038	1,030	0.0
6,972	5.500%,03/01/2038	8,158	0.0
10,614	5.500%,05/01/2038	12,327	0.0
31,015	5.500%,06/01/2038	36,474	0.0
916,930	5.500%,09/01/2038	1,078,319	0.0
216,145	5.500%,12/01/2038	254,201	0.0
54,559	5.500%,06/01/2039	64,160	0.0
38,208	5.500%,05/01/2040	42,696	0.0
233,686	5.500%,06/01/2040	261,128	0.0
4,705	6.000%,01/01/2034	5,323	0.0
2,764	6.000%,07/01/2034	3,127	0.0
45,790	6.000%,12/01/2034	55,052	0.0

See Accompanying Notes to Financial Statements

98

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

19,632	6.000%,05/01/2035	22,115	0.0
31,402	6.000%,01/01/2036	35,293	0.0
15,192	6.000%,01/01/2036	17,075	0.0
13,094	6.000%,02/01/2036	15,693	0.0
21,693	6.000%,03/01/2036	25,788	0.0
14,346	6.000%,03/01/2036	16,900	0.0
6,767	6.000%,04/01/2036	8,119	0.0
16,067	6.000%,04/01/2036	18,804	0.0
50,781	6.000%,05/01/2036	60,968	0.0
231	6.000%,06/01/2036	276	0.0
13,415	6.000%,08/01/2036	16,045	0.0
1,706	6.000%,08/01/2036	1,917	0.0
13,600	6.000%,09/01/2036	16,207	0.0
16,577	6.000%,09/01/2036	18,632	0.0
31,561	6.000%,09/01/2036	36,904	0.0
41,822	6.000%,09/01/2036	48,083	0.0
11,267	6.000%,10/01/2036	13,345	0.0
369,596	6.000%,12/01/2036	442,505	0.0
149,695	6.000%,12/01/2036	169,748	0.0
7,342	6.000%,01/01/2037	8,252	0.0
5,481	6.000%,02/01/2037	6,207	0.0
5,217	6.000%,04/01/2037	5,865	0.0
65,516	6.000%,07/01/2037	77,502	0.0
20,238	6.000%,08/01/2037	24,026	0.0
1,041	6.000%,08/01/2037	1,213	0.0
1,726	6.000%,08/01/2037	2,008	0.0
12,465	6.000%,09/01/2037	14,503	0.0
38,960	6.000%,09/01/2037	43,772	0.0
5,199	6.000%,09/01/2037	6,171	0.0
302	6.000%,09/01/2037	357	0.0
1,939	6.000%,09/01/2037	2,288	0.0
12,062	6.000%,09/01/2037	14,279	0.0
2,183	6.000%,10/01/2037	2,503	0.0
226	6.000%,10/01/2037	268	0.0
1,492	6.000%,10/01/2037	1,710	0.0
922	6.000%,10/01/2037	1,055	0.0
36,312	6.000%,11/01/2037	43,032	0.0
13,432	6.000%,11/01/2037	16,083	0.0
6,902	6.000%,11/01/2037	7,760	0.0
19,022	6.000%,11/01/2037	21,763	0.0
4,336	6.000%,11/01/2037	4,880	0.0
1,471	6.000%,11/01/2037	1,711	0.0
25,847	6.000%,12/01/2037	30,446	0.0
5,623	6.000%,12/01/2037	6,594	0.0
33,178	6.000%,12/01/2037	39,179	0.0
12,671	6.000%,12/01/2037	14,937	0.0
3,955	6.000%,01/01/2038	4,444	0.0
11,756	6.000%,01/01/2038	13,302	0.0
62,315	6.000%,02/01/2038	71,100	0.0
741	6.000%,02/01/2038	833	0.0
3,069	6.000%,03/01/2038	3,459	0.0
117,950	6.000%,03/01/2038	134,086	0.0
276,958	6.000%,04/01/2038	328,291	0.0
18,719	6.000%,04/01/2038	22,201	0.0
20,299	6.000%,05/01/2038	23,006	0.0
20,561	6.000%,05/01/2038	24,195	0.0
1,073	6.000%,06/01/2038	1,206	0.0
24,863	6.000%,07/01/2038	28,170	0.0
14,012	6.000%,07/01/2038	15,972	0.0
840	6.000%,08/01/2038	944	0.0
2,261	6.000%,08/01/2038	2,653	0.0
17,076	6.000%,09/01/2038	19,295	0.0
34,473	6.000%,09/01/2038	38,994	0.0
6,642	6.000%,09/01/2038	7,464	0.0
44,391	6.000%,10/01/2038	52,146	0.0
20,874	6.000%,10/01/2038	24,530	0.0
37,311	6.000%,10/01/2038	43,497	0.0
14,890	6.000%,05/01/2039	16,740	0.0
491,646	6.000%,10/01/2039	584,160	0.0
20,020	6.000%,11/01/2039	22,847	0.0
701	6.500%,04/01/2030	790	0.0
56,722	6.500%,02/01/2034	63,592	0.0
7,873	6.500%,11/01/2034	9,448	0.0
10,731	6.500%,01/01/2036	12,683	0.0
23,442	6.500%,03/01/2036	27,569	0.0
41,270	6.500%,04/01/2036	47,291	0.0
570	6.500%,05/01/2036	669	0.0
4,095	6.500%,06/01/2036	4,591	0.0
1,090	6.500%,07/01/2036	1,273	0.0
5,119	6.500%,07/01/2036	5,740	0.0
2,149	6.500%,07/01/2036	2,571	0.0
40,640	6.500%,07/01/2036	46,610	0.0
17,879	6.500%,07/01/2036	20,928	0.0
32,161	6.500%,07/01/2036	36,058	0.0
568	6.500%,08/01/2036	663	0.0
8,272	6.500%,09/01/2036	9,490	0.0
16,231	6.500%,09/01/2036	19,248	0.0
91,176	6.500%,09/01/2036	110,160	0.0
973	6.500%,09/01/2036	1,103	0.0
2,970	6.500%,11/01/2036	3,464	0.0
825	6.500%,11/01/2036	961	0.0
2,161	6.500%,12/01/2036	2,443	0.0
12,832	6.500%,12/01/2036	14,382	0.0
180	6.500%,01/01/2037	210	0.0
30,427	6.500%,01/01/2037	34,124	0.0
20,646	6.500%,01/01/2037	23,155	0.0
14,083	6.500%,02/01/2037	16,105	0.0
11,519	6.500%,03/01/2037	13,202	0.0
5,167	6.500%,03/01/2037	5,957	0.0
46,240	6.500%,03/01/2037	54,445	0.0
31,741	6.500%,03/01/2037	35,598	0.0
451	6.500%,07/01/2037	541	0.0
948	6.500%,08/01/2037	1,078	0.0
3,615	6.500%,08/01/2037	4,256	0.0
2,686	6.500%,08/01/2037	3,012	0.0
423	6.500%,09/01/2037	474	0.0
105,252	6.500%,09/01/2037	121,594	0.0
15,678	6.500%,09/01/2037	17,652	0.0
6,254	6.500%,09/01/2037	7,412	0.0
1,023	6.500%,09/01/2037	1,152	0.0
68,358	6.500%,09/01/2037	82,259	0.0
1,246	6.500%,09/01/2037	1,454	0.0
1,856	6.500%,10/01/2037	2,243	0.0
19,218	6.500%,10/01/2037	21,556	0.0
23,248	6.500%,10/01/2037	27,342	0.0
6,438	6.500%,10/01/2037	7,657	0.0
766	6.500%,10/01/2037	867	0.0
90,185	6.500%,11/01/2037	102,870	0.0
1,285	6.500%,12/01/2037	1,441	0.0
1,387	6.500%,12/01/2037	1,555	0.0
59,756	6.500%,12/01/2037	67,019	0.0
1,477	6.500%,12/01/2037	1,656	0.0
2,767	6.500%,12/01/2037	3,157	0.0
9,726	6.500%,12/01/2037	11,632	0.0
8,114	6.500%,12/01/2037	9,411	0.0
19,268	6.500%,01/01/2038	22,112	0.0
518	6.500%,01/01/2038	581	0.0
43,476	6.500%,03/01/2038	52,770	0.0
44,240	6.500%,04/01/2038	50,417	0.0
2,208	6.500%,05/01/2038	2,475	0.0
35,457	6.500%,08/01/2038	41,683	0.0
36,081	6.500%,08/01/2038	41,915	0.0
22,493	6.500%,09/01/2038	26,118	0.0
2,864	6.500%,10/01/2038	3,325	0.0
181,392	6.500%,10/01/2038	218,112	0.0
12,075	6.500%,10/01/2038	13,533	0.0
10,548	6.500%,10/01/2038	11,928	0.0
17,212	6.500%,11/01/2038	20,849	0.0
1,007	6.500%,01/01/2039	1,154	0.0
43,331	6.500%,01/01/2039	52,482	0.0

See Accompanying Notes to Financial Statements

99

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

15,157		6.500%,03/01/2039	17,865	0.0
5,213		6.500%,09/01/2039	5,846	0.0
			425,005,297	12.4

	Total U.S. Government Agency Obligations
	(Cost $816,303,756)		852,634,793	24.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 2.2%
2,500,000		Banc of America Commercial Mortgage Trust 2017-BNK3 AS, 3.748%, 02/15/2050	2,824,006	0.1
2,000,000	(1)	BAMLL Commercial Mortgage Securities Trust 2015-200P A, 3.218%, 04/14/2033	2,172,116	0.1
4,000,000		BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	4,705,115	0.1
5,000,000		Benchmark 2020-B21 A5 Mortgage Trust, 1.978%, 12/15/2053	5,199,591	0.2
1,000,000	(3)	CFCRE Commercial Mortgage Trust 2016-C7 B, 4.348%, 12/10/2054	1,117,393	0.0
3,000,000		Citigroup Commercial Mortgage Trust 2014-GC19 A4, 4.023%, 03/10/2047	3,279,344	0.1
1,000,000	(1),(3)	COMM 2013-CR10 AM, 4.517%, 08/10/2046	1,089,054	0.0
650,000		COMM 2015-CR23 A3, 3.230%, 05/10/2048	714,325	0.0
315,000	(3)	COMM 2015-PC1 B, 4.430%, 07/10/2050	336,314	0.0
1,000,000		COMM 2016-COR1 A4, 3.091%, 10/10/2049	1,095,082	0.0
1,000,000		COMM 2016-COR1 AM, 3.494%, 10/10/2049	1,102,498	0.0
1,000,000		COMM 2016-CR28 A4, 3.762%, 02/10/2049	1,135,582	0.0
2,000,000	(3)	Ginnie Mae 2011-127 C, 3.500%, 03/16/2047	2,103,563	0.1
3,803,033	(3)	Ginnie Mae 2011-142 B, 3.442%, 02/16/2044	3,879,920	0.1
538,301	(3)	Ginnie Mae 2011-20 C, 3.562%, 04/16/2041	542,726	0.0
2,687,998	(3)	Ginnie Mae 2011-38 D, 3.668%, 01/16/2051	2,772,735	0.1
55,992	(3)	Ginnie Mae 2011-53 B, 3.906%, 05/16/2051	57,638	0.0
5,000,000		Ginnie Mae 2014-150 C, 3.400%, 12/16/2049	5,159,859	0.2
3,000,000		Ginnie Mae 2014-50 C, 3.400%, 02/16/2047	3,243,721	0.1
1,000,000		GS Mortgage Securities Trust 2012-GCJ7 B, 4.740%, 05/10/2045	1,028,802	0.0
6,379,463		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, 4.166%, 12/15/2046	6,939,099	0.2
3,000,000		JPMDB Commercial Mortgage Securities Trust 2016-C2 A3A, 2.881%, 06/15/2049	3,206,054	0.1
1,750,000		JPMDB Commercial Mortgage Securities Trust 2019-COR6 A4, 3.057%, 11/13/2052	1,975,649	0.1
2,065,000	(1)	Ladder Capital Commercial Mortgage 2013-GCP A2 Mortgage Trust, 3.985%, 02/15/2036	2,335,992	0.1
3,200,000		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/2048	3,341,935	0.1
2,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 A4, 3.526%, 12/15/2047	2,195,813	0.1
1,250,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 B, 4.565%, 04/15/2047	1,348,378	0.0
100,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.563%, 09/15/2047	100,058	0.0
100,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 E, 5.563%, 09/15/2047	99,904	0.0
1,000,000	(1),(3)	MSCG Trust 2015-ALDR A2, 3.462%, 06/07/2035	990,263	0.0
1,000,000	(3)	UBS Commercial Mortgage Trust 2018-C9 A4, 4.117%, 03/15/2051	1,176,271	0.0
2,350,000		Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/2048	2,610,581	0.1
2,000,000		Wells Fargo Commercial Mortgage Trust 2016-NXS5 A4, 3.370%, 01/15/2059	2,150,671	0.1
4,445,000	(3)	WFRBS Commercial Mortgage Trust 2013-C18 A5, 4.162%, 12/15/2046	4,878,449	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $74,220,809)		76,908,501	2.2

SUPRANATIONAL BONDS: 1.0%
4,206,000		Asian Development Bank, 1.625%, 03/16/2021	4,217,931	0.1
300,000	(2)	Asian Development Bank, 2.125%, 03/19/2025	322,174	0.0
2,000,000		Asian Development Bank, 2.000%, 02/16/2022	2,040,960	0.1
1,000,000		Corp Andina de Fomento, 2.125%, 09/27/2021	1,012,520	0.0
2,964,000		Corp Andina de Fomento, 4.375%, 06/15/2022	3,123,345	0.1
750,000		European Investment Bank, 0.625%, 07/25/2025	757,524	0.0

See Accompanying Notes to Financial Statements

100

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

6,700,000		European Investment Bank, 1.625%, 06/15/2021	6,742,810	0.2
3,000,000	(2)	European Investment Bank, 2.250%, 03/15/2022	3,075,569	0.1
2,000,000		European Investment Bank, 4.000%, 02/16/2021	2,009,078	0.1
1,500,000		Inter-American Development Bank, 0.250%, 11/15/2023	1,500,629	0.1
2,400,000		Inter-American Development Bank, 0.625%, 07/15/2025	2,420,092	0.1
3,000,000		Inter-American Development Bank, 1.750%, 09/14/2022	3,080,592	0.1
1,000,000		Inter-American Development Bank, 1.875%, 03/15/2021	1,003,191	0.0
1,000,000		Inter-American Development Bank, 3.200%, 08/07/2042	1,258,596	0.0

	Total Supranational Bonds
	(Cost $31,708,206)		32,565,011	1.0

SOVEREIGN BONDS: 1.6%
3,000,000		Colombia Government International Bond, 4.000%, 02/26/2024	3,248,445	0.1
1,950,000		Colombia Government International Bond, 7.375%, 09/18/2037	2,854,312	0.1
500,000		Export-Import Bank of Korea, 3.250%, 08/12/2026	564,885	0.0
1,000,000		Export-Import Bank of Korea, 4.000%, 01/14/2024	1,099,941	0.0
1,000,000		Hashemite Kingdom of Jordan Government AID Bond, 2.578%, 06/30/2022	1,035,086	0.0
3,000,000	(1),(2)	Kommunalbanken AS, 2.250%, 01/25/2022	3,065,803	0.1
1,800,000	(1)	Kommunalbanken AS, 2.500%, 01/11/2023	1,880,775	0.0
500,000		Korea International Bond, 4.125%, 06/10/2044	682,874	0.0
5,000,000		Mexico Government International Bond, 4.750%, 03/08/2044	5,965,225	0.2
1,460,000		Panama Government International Bond, 8.875%, 09/30/2027	2,111,248	0.1
4,000,000		Peruvian Government International Bond, 6.550%, 03/14/2037	6,087,180	0.2
4,000,000		Philippine Government International Bond, 6.375%, 01/15/2032	5,729,039	0.2
5,000,000		Province of Alberta Canada, 2.950%, 01/23/2024	5,389,639	0.1
3,000,000		Province of British Columbia Canada, 2.250%, 06/02/2026	3,267,941	0.1
3,000,000		Province of Ontario Canada, 1.125%, 10/07/2030	2,966,605	0.1
2,400,000		Republic of Italy Government International Bond, 1.250%, 02/17/2026	2,394,642	0.1
3,405,000		Republic of Poland Government International Bond, 5.125%, 04/21/2021	3,458,111	0.1
3,000,000	(2)	Uruguay Government International Bond, 4.500%, 08/14/2024	3,322,185	0.1

	Total Sovereign Bonds
	(Cost $49,818,514)		55,123,936	1.6

ASSET-BACKED SECURITIES: 0.3%
		Automobile Asset-Backed Securities: 0.3%
1,000,000		Ally Auto Receivables Trust 2019-4 A4, 1.920%, 01/15/2025	1,031,059	0.1
600,000		AmeriCredit Automobile Receivables Trust 2020-1 A3, 1.110%, 08/19/2024	605,723	0.0
200,000		Carmax Auto Owner Trust 2019-2 A4, 2.770%, 12/16/2024	210,498	0.0
1,150,000		Carmax Auto Owner Trust 2019-2 B, 3.010%, 12/16/2024	1,210,859	0.1
1,050,000		Ford Credit Auto Owner Trust 2019-A A4, 2.850%, 08/15/2024	1,097,522	0.1
750,000		Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	779,741	0.0
800,000		Honda Auto Receivables 2019-2 A4 Owner Trust, 2.540%, 03/21/2025	832,020	0.0
1,000,000	(1)	Hyundai Auto Lease Securitization Trust 2019-A A4, 3.050%, 12/15/2022	1,015,764	0.0
600,000		Nissan Auto Receivables 2019-B A4 Owner Trust, 2.540%, 12/15/2025	628,475	0.0
125,934		Santander Drive Auto Receivables Trust 2019-2 A3, 2.590%, 05/15/2023	126,121	0.0
435,851		Santander Drive Auto Receivables Trust 2019-3 A3, 2.160%, 11/15/2022	436,569	0.0
138,704	(1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	138,978	0.0
350,000	(1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	356,542	0.0
350,000	(1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	358,984	0.0

See Accompanying Notes to Financial Statements

101

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

600,000	(1) Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	613,779	0.0
350,000	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	361,502	0.0
		9,804,136	0.3

	Credit Card Asset-Backed Securities: 0.0%
1,000,000	American Express Credit Account Master Trust 2017-7 A, 2.350%, 05/15/2025	1,038,548	0.0
500,000	Synchrony Credit Card Master Note Trust 2017-2 A, 2.620%, 10/15/2025	520,455	0.0
		1,559,003	0.0

	Total Asset-Backed Securities
	(Cost $10,998,851)	11,363,139	0.3

	Total Long-Term Investments
	(Cost $3,138,930,430)	3,348,067,263	97.6

SHORT-TERM INVESTMENTS: 9.5%
	Commercial Paper: 6.3%
10,000,000	American Electric Power Co., 0.240%, 02/11/2021	9,997,247	0.3
16,700,000	American Electric Power Co., 0.240%, 02/12/2021	16,695,273	0.5
16,000,000	American Honda Finance Corp., 0.320%, 02/22/2021	15,992,509	0.5
10,000,000	American Honda Finance Corp., 0.340%, 03/16/2021	9,993,021	0.3
10,000,000	Barton Capital S.A., 0.210%, 02/08/2021	9,997,736	0.3
6,435,000	Concord Mimutemen Capital Co. LLC, 0.190%, 01/26/2021	6,434,131	0.2
10,000,000	Concord Mimutemen Capital Co. LLC, 0.250%, 03/08/2021	9,995,496	0.3
25,000,000	Consolidated Edison Company, 0.240%, 02/12/2021	24,992,923	0.7
7,670,000	Consolidated Edison Company, 0.260%, 02/26/2021	7,666,891	0.2
20,000,000	Dominion Resources, Inc., 0.190%, 01/21/2021	19,997,783	0.6
4,000,000	Duke Energy Corp., 0.210%, 01/26/2021	3,999,402	0.1
18,000,000	Enbridge (US) Inc., 0.200%, 01/22/2021	17,997,877	0.5
15,000,000	Entergy Corp., 0.310%, 01/26/2021	14,996,739	0.4
7,000,000	Entergy Corp., 0.350%, 03/10/2021	6,995,358	0.2
6,500,000	Entergy Corp., 0.350%, 03/15/2021	6,495,337	0.2
11,000,000	Exelon Corp., 0.190%, 01/20/2021	10,998,857	0.3
5,000,000	National Grid PLC, 0.250%, 02/18/2021	4,998,333	0.2
15,000,000	Simon Property Group L.P., 0.140%, 01/29/2021	14,998,369	0.5

	Total Commercial Paper
	(Cost $213,240,373)	213,243,282	6.3

	Repurchase Agreements: 0.4%
2,504,572	(6) Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,504,591, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,554,663, due 01/25/21-10/15/62)	2,504,572	0.1
2,444,265	(6) Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,444,300, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,493,188, due 01/31/21-05/15/49)	2,444,265	0.1
1,089,599	(6) JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,089,615, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,111,391, due 07/01/22-12/01/50)	1,089,599	0.0

See Accompanying Notes to Financial Statements

102

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

1,118,946	(6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,118,962, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,141,342, due 02/18/21-01/15/62)	1,118,946	0.0
1,238,435	(6)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,238,453, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $1,263,661, due 02/28/25-05/31/25)	1,238,435	0.0
3,563,833	(6)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,563,864, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $3,635,110, due 01/05/21-12/20/50)	3,563,833	0.1
2,485,863	(6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,485,907, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,541,900, due 07/15/22-02/15/47)	2,485,863	0.1

	Total Repurchase Agreements
	(Cost $14,445,513)		14,445,513	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds(6): 2.8%
95,457,362	(6),(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	95,457,362	2.8
459,000	(6),(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	459,000	0.0
459,000	(6),(7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	459,000	0.0
	Total Mutual Funds
	(Cost $96,375,362)		96,375,362	2.8

	Total Short-Term Investments
	(Cost $324,061,248)		324,064,157	9.5

	Total Investments in Securities (Cost $3,462,991,678)		$3,672,131,420	107.1
	Liabilities in Excess of Other Assets		(243,634,654)	(7.1)
	Net Assets		$3,428,496,766	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Represents or includes a TBA transaction.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:

US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

103

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Communication Services: 10.6%
16,531	(1)	Alphabet, Inc. - Class A	$ 28,972,892	3.3
93,482	(1)	Altice USA, Inc.	3,540,163	0.4
16,247		AT&T, Inc.	467,264	0.1
6,351	(1)	Charter Communications, Inc.	4,201,504	0.5
106,277		Comcast Corp. – Class A	5,568,915	0.6
79,100	(1)	Facebook, Inc.- Class A	21,606,956	2.5
87,875		Fox Corp. - Class A	2,558,920	0.3
84,111		Interpublic Group of Cos., Inc.	1,978,291	0.2
50,655	(1)	Liberty Global PLC - Class A	1,226,864	0.1
12,174	(1)	NetFlix, Inc.	6,582,847	0.8
8,369		New York Times Co.	433,263	0.1
7,615		Nexstar Media Group, Inc.	831,482	0.1
6,034	(1)	Pinterest, Inc.	397,640	0.0
22,117		Telephone & Data Systems, Inc.	410,713	0.0
126,626		Verizon Communications, Inc.	7,439,277	0.8
49,473		ViacomCBS, Inc. - Class B	1,843,364	0.2
18,073	(1)	Walt Disney Co.	3,274,466	0.4
49,095	(1)	Yelp, Inc.	1,603,934	0.2
			92,938,755	10.6

		Consumer Discretionary: 12.4%
12,378	(1)	Amazon.com, Inc.	40,314,279	4.6
11,754		Best Buy Co., Inc.	1,172,932	0.1
21,476		BorgWarner, Inc.	829,833	0.1
10,341		Boyd Gaming Corp.	443,836	0.0
16,776	(1)	Carmax, Inc.	1,584,661	0.2
1,802	(1)	Carvana Co.	431,651	0.0
379	(1)	Chipotle Mexican Grill, Inc.	525,563	0.1
38,196		Dana, Inc.	745,586	0.1
9,211	(1)	Deckers Outdoor Corp.	2,641,531	0.3
7,365		Dollar General Corp.	1,548,859	0.2
18,664		eBay, Inc.	937,866	0.1
4,308	(1)	Etsy, Inc.	766,436	0.1
57,946		Extended Stay America, Inc.	858,180	0.1
59,839		Gentex Corp.	2,030,337	0.2
22,079		Hilton Worldwide Holdings, Inc.	2,456,510	0.3
33,063		Home Depot, Inc.	8,782,194	1.0
18,852		KB Home	631,919	0.1
24,710		Kohl's Corp.	1,005,450	0.1
33,497		Lennar Corp. - Class A	2,553,476	0.3
2,771		Lithia Motors, Inc.	810,989	0.1
58,542	(1)	LKQ Corp.	2,063,020	0.2
12,125		McDonald's Corp.	2,601,782	0.3
3,904		Nike, Inc. - Class B	552,299	0.1
252	(1)	NVR, Inc.	1,028,125	0.1
1,215		Pool Corp.	452,587	0.0
30,333		Pulte Group, Inc.	1,307,959	0.1
11,450	(1)	Scientific Games Corp.	475,060	0.1
21,739		Service Corp. International	1,067,385	0.1
19,837		Target Corp.	3,501,826	0.4
32,978	(1)	Taylor Morrison Home Corp.	845,886	0.1
19,945	(1)	Tesla, Inc.	14,074,588	1.6
5,921		Thor Industries, Inc.	550,594	0.1
20,005		Tractor Supply Co.	2,812,303	0.3
68,181	(1)	TRI Pointe Group, Inc.	1,176,122	0.1
5,044	(1)	Ulta Beauty, Inc.	1,448,435	0.2
10,003		Wyndham Destinations, Inc.	448,735	0.0
37,925		Yum! Brands, Inc.	4,117,138	0.5
			109,595,932	12.4

		Consumer Staples: 6.1%
60,620	(2)	Albertsons Cos, Inc.	1,065,700	0.1
128,978		Altria Group, Inc.	5,288,098	0.6
5,412		Church & Dwight Co., Inc.	472,089	0.0
9,287		Coca-Cola Co.	509,299	0.1
27,307		Colgate-Palmolive Co.	2,335,022	0.3
3,918		Costco Wholesale Corp.	1,476,224	0.2
8,195		Estee Lauder Cos., Inc.	2,181,427	0.2
8,781	(1)	Herbalife Nutrition Ltd.	421,927	0.0
24,893		Hershey Co.	3,791,951	0.4
16,744		Kimberly-Clark Corp.	2,257,593	0.3
44,404		Kroger Co.	1,410,271	0.2
85,114		Mondelez International, Inc.	4,976,616	0.6
41,069	(1)	Monster Beverage Corp.	3,798,061	0.4
63,740		PepsiCo, Inc.	9,452,642	1.1
83,060		Philip Morris International, Inc.	6,876,537	0.8
27,709		Procter & Gamble Co.	3,855,430	0.4
29,970	(1)	Sprouts Farmers Market, Inc.	602,397	0.1
7,437		Tyson Foods, Inc.	479,240	0.0
16,203		Walmart, Inc.	2,335,662	0.3
			53,586,186	6.1

		Energy: 2.3%
33,757		Chevron Corp.	2,850,779	0.3
71,282		ConocoPhillips	2,850,567	0.3
28,246		Devon Energy Corp.	446,569	0.1
13,519		EOG Resources, Inc.	674,192	0.1
132,289		Equitrans Midstream Corp.	1,063,604	0.1
27,024		Exxon Mobil Corp.	1,113,929	0.1
33,691		Kinder Morgan, Inc.	460,556	0.1
35,073		Phillips 66	2,453,006	0.3
18,799		Pioneer Natural Resources Co.	2,141,018	0.2
51,935		Targa Resources Corp.	1,370,045	0.2
196,935		TechnipFMC PLC	1,851,189	0.2
66,419		Williams Cos., Inc.	1,331,701	0.2
41,537		World Fuel Services Corp.	1,294,293	0.1
			19,901,448	2.3

		Financials: 10.6%
40,057		Allstate Corp.	4,403,466	0.5
20,531		Ally Financial, Inc.	732,136	0.1
24,514		Ameriprise Financial, Inc.	4,763,806	0.5
9,590		Aon PLC	2,026,079	0.2
180,159		Bank of America Corp.	5,460,619	0.6
31,961	(1)	Berkshire Hathaway, Inc. – Class B	7,410,797	0.8
5,530		Blackrock, Inc.	3,990,116	0.4

See Accompanying Notes to Financial Statements

104

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

26,514	(1)	Brighthouse Financial, Inc.	959,939	0.1
41,923		Capital One Financial Corp.	4,144,089	0.5
110,463		Citigroup, Inc.	6,811,149	0.8
12,164		Citizens Financial Group, Inc.	434,985	0.0
7,219		Commerce Bancshares, Inc.	474,288	0.1
4,589		Globe Life, Inc.	435,772	0.0
15,473		Hanover Insurance Group, Inc.	1,809,103	0.2
46,501		Hartford Financial Services Group, Inc.	2,277,619	0.3
124,471		JPMorgan Chase & Co.	15,816,530	1.8
19,648		LPL Financial Holdings, Inc.	2,047,715	0.2
921		MarketAxess Holdings, Inc.	525,486	0.1
74,592		Metlife, Inc.	3,502,094	0.4
36,340		MGIC Investment Corp.	456,067	0.0
3,663		MSCI, Inc. - Class A	1,635,639	0.2
18,578		Nasdaq, Inc.	2,466,044	0.3
49,449		New Residential Investment Corp.	491,523	0.1
9,749		Popular, Inc.	549,064	0.1
20,192		S&P Global, Inc.	6,637,716	0.8
11,353		State Street Corp.	826,271	0.1
22,896		Stifel Financial Corp.	1,155,332	0.1
21,782		T. Rowe Price Group, Inc.	3,297,577	0.4
29,331		Unum Group	672,853	0.1
191,185		Wells Fargo & Co.	5,769,963	0.7
5,281		Willis Towers Watson PLC	1,112,601	0.1
			93,096,438	10.6

		Health Care: 13.4%
37,381		Abbott Laboratories	4,092,846	0.5
20,432		AbbVie, Inc.	2,189,289	0.2
12,312		Agilent Technologies, Inc.	1,458,849	0.2
14,650	(1)	Alexion Pharmaceuticals, Inc.	2,288,916	0.3
1,801	(1)	Align Technology, Inc.	962,418	0.1
8,360		Amgen, Inc.	1,922,131	0.2
13,954		Anthem, Inc.	4,480,490	0.5
2,598	(1)	Bio-Rad Laboratories, Inc.	1,514,478	0.2
33,615	(1)	Boston Scientific Corp.	1,208,459	0.1
107,889		Bristol-Myers Squibb Co.	6,692,355	0.8
28,940	(1)	Centene Corp.	1,737,268	0.2
19,952		Cigna Corp.	4,153,607	0.5
6,189		CVS Health Corp.	422,709	0.0
1,273	(1)	DexCom, Inc.	470,654	0.1
60,882	(1)	Edwards Lifesciences Corp.	5,554,265	0.6
23,963		Eli Lilly & Co.	4,045,913	0.5
3,790		HCA Healthcare, Inc.	623,303	0.1
9,577		Humana, Inc.	3,929,156	0.4
31,233	(1)	Incyte Corp., Ltd.	2,716,646	0.3
9,343	(1)	Jazz Pharmaceuticals PLC	1,542,062	0.2
72,244		Johnson & Johnson	11,369,761	1.3
9,316		McKesson Corp.	1,620,239	0.2
83,087		Medtronic PLC	9,732,811	1.1
96,394		Merck & Co., Inc.	7,885,029	0.9
2,493	(1)	Novocure Ltd.	431,389	0.0
12,830		Pfizer, Inc.	472,272	0.1
2,036	(1)	Quidel Corp.	365,767	0.0
7,213	(1)	Regeneron Pharmaceuticals, Inc.	3,484,673	0.4
16,418		Thermo Fisher Scientific, Inc.	7,647,176	0.9
33,904		UnitedHealth Group, Inc.	11,889,455	1.3
6,633	(1)	Veeva Systems, Inc.	1,805,834	0.2
20,606	(1)	Vertex Pharmaceuticals, Inc.	4,870,022	0.5
13,066		Zimmer Biomet Holdings, Inc.	2,013,340	0.2
17,100		Zoetis, Inc.	2,830,050	0.3
			118,423,632	13.4

		Industrials: 8.4%
14,411		Acuity Brands, Inc.	1,745,028	0.2
56,640		Allison Transmission Holdings, Inc.	2,442,883	0.3
33,252		Ametek, Inc.	4,021,497	0.5
20,116		AO Smith Corp.	1,102,759	0.1
5,749		Carlisle Cos., Inc.	897,879	0.1
33,303	(1)	Copart, Inc.	4,237,807	0.5
2,421	(1)	CoStar Group, Inc.	2,237,682	0.3
24,161		Crane Co.	1,876,343	0.2
2,295		Cummins, Inc.	521,194	0.1
5,590	(1)	Dycom Industries, Inc.	422,157	0.0
9,234		EMCOR Group, Inc.	844,542	0.1
7,807		FedEx Corp.	2,026,853	0.2
28,011		Fortive Corp.	1,983,739	0.2
19,570		Fortune Brands Home & Security, Inc.	1,677,540	0.2
1,932	(1)	Generac Holdings, Inc.	439,356	0.0
62,941		General Electric Co.	679,763	0.1
110,333		GrafTech International Ltd.	1,176,150	0.1
5,280		Heico Corp. - HEI	699,072	0.1
26,728		Honeywell International, Inc.	5,685,046	0.6
8,652	(1)	IAA, Inc.	562,207	0.1
12,277		ITT, Inc.	945,574	0.1
55,769		Johnson Controls International plc	2,598,278	0.3
6,302		Kansas City Southern	1,286,427	0.1
50,677		Knight-Swift Transportation Holdings, Inc.	2,119,312	0.2
19,127		L3Harris Technologies, Inc.	3,615,386	0.4
4,516		Lockheed Martin Corp.	1,603,090	0.2
56,208		Masco Corp.	3,087,505	0.4
3,660		Old Dominion Freight Line	714,359	0.1
8,451		Owens Corning, Inc.	640,248	0.1
3,163		Parker Hannifin Corp.	861,633	0.1
13,575		Pentair PLC	720,697	0.1
7,300		Quanta Services, Inc.	525,746	0.1
31,204		Regal Beloit Corp.	3,832,163	0.4
21,767		Republic Services, Inc.	2,096,162	0.2
10,514		Roper Technologies, Inc.	4,532,480	0.5
17,062		Ryder System, Inc.	1,053,749	0.1
3,154		Trane Technologies PLC	457,835	0.1
7,805		TransUnion	774,412	0.1
15,702		Union Pacific Corp.	3,269,470	0.4
5,506		United Parcel Service, Inc. - Class B	927,210	0.1

See Accompanying Notes to Financial Statements

105

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

47,962	(1)	Univar Solutions, Inc.	911,758	0.1
10,078		Waste Management, Inc.	1,188,499	0.1
33,163		Werner Enterprises, Inc.	1,300,653	0.1
			74,342,143	8.4

		Information Technology: 27.0%
13,086	(1)	Adobe, Inc.	6,544,570	0.7
21,130	(1)	Advanced Micro Devices, Inc.	1,937,832	0.2
18,193	(1)	Akamai Technologies, Inc.	1,910,083	0.2
47,072		Amdocs Ltd.	3,338,817	0.4
17,095	(1)	Anaplan, Inc.	1,228,276	0.1
395,897		Apple, Inc.	52,531,573	6.0
65,405		Applied Materials, Inc.	5,644,451	0.6
4,672	(1)	Arrow Electronics, Inc.	454,586	0.0
9,291	(1)	Avalara, Inc.	1,531,993	0.2
16,120		Booz Allen Hamilton Holding Corp.	1,405,342	0.2
9,052	(1)	CACI International, Inc.	2,256,935	0.3
26,163	(1)	Cadence Design Systems, Inc.	3,569,418	0.4
11,982	(1)	Ciena Corp.	633,249	0.1
171,688		Cisco Systems, Inc.	7,683,038	0.9
6,988		Cognizant Technology Solutions Corp.	572,667	0.1
112,124	(1)	Dropbox, Inc.	2,488,032	0.3
23,197		DXC Technology Co.	597,323	0.1
8,954	(1)	Euronet Worldwide, Inc.	1,297,614	0.1
17,248	(1)	F5 Networks, Inc.	3,034,613	0.3
5,992	(1)	Fortinet, Inc.	889,992	0.1
26,860	(1)	GoDaddy, Inc.	2,228,037	0.3
1,743	(1)	HubSpot, Inc.	690,995	0.1
99,296		Intel Corp.	4,946,927	0.6
17,923		Intuit, Inc.	6,808,051	0.8
12,474		Jabil, Inc.	530,519	0.1
21,914		KBR, Inc.	677,800	0.1
3,731	(1)	Keysight Technologies, Inc.	492,828	0.1
11,788		KLA Corp.	3,052,031	0.3
11,500		Lam Research Corp.	5,431,105	0.6
4,420		Leidos Holdings, Inc.	464,630	0.1
7,596		Mastercard, Inc. - Class A	2,711,316	0.3
215,817		Microsoft Corp.	48,002,017	5.5
2,933		Monolithic Power Systems, Inc.	1,074,153	0.1
18,617		NetApp, Inc.	1,233,190	0.1
14,916		Nvidia Corp.	7,789,135	0.9
1,836	(1)	Okta, Inc.	466,821	0.1
5,477	(1)	Palo Alto Networks, Inc.	1,946,471	0.2
46,125	(1)	PayPal Holdings, Inc.	10,802,475	1.2
15,230	(1)	Proofpoint, Inc.	2,077,524	0.2
19,496	(1)	Pure Storage, Inc. - Class A	440,805	0.0
48,255		Qualcomm, Inc.	7,351,167	0.8
11,516	(1)	Qualys, Inc.	1,403,455	0.2
12,149	(1)	Salesforce.com, Inc.	2,703,517	0.3
1,531	(1)	ServiceNow, Inc.	842,708	0.1
131,718		Switch, Inc.	2,156,224	0.2
20,010		SYNNEX Corp.	1,629,614	0.2
17,113	(1)	Synopsys, Inc.	4,436,374	0.5
24,698		Teradyne, Inc.	2,961,043	0.3
18,903		Texas Instruments, Inc.	3,102,549	0.3
20,092		Visa, Inc. - Class A	4,394,723	0.5
104,953		Vishay Intertechnology, Inc.	2,173,577	0.2
11,507	(1),(2)	VMware, Inc.	1,613,972	0.2
2,223	(1)	Workday, Inc.	532,653	0.1
6,723		Xilinx, Inc.	953,120	0.1
			237,671,930	27.0

		Materials: 2.4%
8,380		Air Products & Chemicals, Inc.	2,289,584	0.3
12,542		Ashland Global Holdings, Inc.	993,326	0.1
93,622	(1)	Axalta Coating Systems Ltd.	2,672,908	0.3
42,415	(1)	Berry Global Group, Inc.	2,383,299	0.3
49,832		Cabot Corp.	2,236,460	0.3
39,956		Commercial Metals Co.	820,696	0.1
7,937		Dow, Inc.	440,504	0.1
25,437		Eastman Chemical Co.	2,550,822	0.3
9,001		FMC Corp.	1,034,485	0.1
19,090		Royal Gold, Inc.	2,030,412	0.2
24,155		RPM International, Inc.	2,192,791	0.2
1,677		Sherwin-Williams Co.	1,232,444	0.1
			20,877,731	2.4

		Real Estate: 2.6%
5,316		Alexandria Real Estate Equities, Inc.	947,417	0.1
18,104		American Homes 4 Rent	543,120	0.1
12,736		American Tower Corp.	2,858,723	0.3
29,573	(1)	CBRE Group, Inc.	1,854,819	0.2
66,022		Corporate Office Properties Trust SBI MD	1,721,854	0.2
770		Equinix, Inc.	549,919	0.1
37,039		Gaming and Leisure Properties, Inc.	1,570,454	0.2
50,296		Highwoods Properties, Inc.	1,993,230	0.2
68,863		Invitation Homes, Inc.	2,045,231	0.2
15,218		ProLogis, Inc.	1,516,626	0.2
3,836		PS Business Parks, Inc.	509,689	0.1
1,654		SBA Communications Corp.	466,643	0.0
10,649		Sun Communities, Inc.	1,618,115	0.2
12,245		VEREIT, Inc.	462,738	0.0
59,740		VICI Properties, Inc.	1,523,370	0.2
71,156		Weyerhaeuser Co.	2,385,861	0.3
			22,567,809	2.6

		Utilities: 3.0%
48,295		AES Corp.	1,134,932	0.1
22,148		American Water Works Co., Inc.	3,399,054	0.4
19,521		Black Hills Corp.	1,199,565	0.1
14,799		DTE Energy Co.	1,796,747	0.2
34,474		Duke Energy Corp.	3,156,439	0.4
43,780		Entergy Corp.	4,370,995	0.5
45,368		Evergy, Inc.	2,518,378	0.3
12,356		Exelon Corp.	521,670	0.1
22,297		NextEra Energy, Inc.	1,720,214	0.2
35,038		OGE Energy Corp.	1,116,311	0.1
26,935		PPL Corp.	759,567	0.1
30,416		Public Service Enterprise Group, Inc.	1,773,253	0.2
3,289		Sempra Energy	419,051	0.0
114,922		Vistra Corp.	2,259,367	0.3
			26,145,543	3.0

	Total Common Stock
	(Cost $633,688,291)		869,147,547	98.8

See Accompanying Notes to Financial Statements

106

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Repurchase Agreements: 0.3%
1,000,000	(3) Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21-01/01/51)	1,000,000	0.1
513,815	(3) Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $513,818, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $524,091, due 01/15/21-01/01/51)	513,815	0.1
1,000,000	(3) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.1

	Total Repurchase Agreements
	(Cost $2,513,815)	2,513,815	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
10,035,037	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $10,035,037)	10,035,037	1.1

	Total Short-Term Investments
	(Cost $12,548,852)	12,548,852	1.4

	Total Investments in Securities (Cost $646,237,143)	$881,696,399	100.2
	Liabilities in Excess of Other Assets	(1,645,492)	(0.2)
	Net Assets	$880,050,907	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

107

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Communication Services: 2.1%
27,802	(1)	Altice USA, Inc.	$ 1,052,862	0.2
898		Cable One, Inc.	2,000,493	0.4
25,375		Fox Corp. - Class A	738,920	0.1
1,601	(1)	IAC/InterActiveCorp	303,149	0.1
13,773		Interpublic Group of Cos., Inc.	323,941	0.1
9,819	(1)	Liberty Global PLC - Class A	237,816	0.0
43,074		New York Times Co.	2,229,941	0.4
2,333		Nexstar Media Group, Inc.	254,740	0.1
4,625	(1)	Pinterest, Inc.	304,787	0.1
56,273		Telephone & Data Systems, Inc.	1,044,990	0.2
7,057		ViacomCBS, Inc. - Class B	262,944	0.1
50,619	(1)	Yelp, Inc.	1,653,723	0.3
			10,408,306	2.1

		Consumer Discretionary: 13.7%
8,868	(1)	Adient plc	308,340	0.1
28,592	(1)	Adtalem Global Education, Inc.	970,698	0.2
30,759	(2)	American Eagle Outfitters, Inc.	617,333	0.1
18,957	(1)	Autonation, Inc.	1,323,009	0.3
10,494		BorgWarner, Inc.	405,488	0.1
43,450		Boyd Gaming Corp.	1,864,874	0.4
15,174		Brunswick Corp.	1,156,866	0.2
42,827	(1)	Caesars Entertainment, Inc.	3,180,761	0.6
10,119		Carter's, Inc.	951,894	0.2
964	(1)	Carvana Co.	230,917	0.0
124,111		Dana, Inc.	2,422,647	0.5
13,333	(1)	Deckers Outdoor Corp.	3,823,638	0.8
36,079		Dick's Sporting Goods, Inc.	2,028,001	0.4
1,754	(1)	Etsy, Inc.	312,054	0.1
55,848		Extended Stay America, Inc.	827,109	0.2
4,554	(1)	Five Below, Inc.	796,859	0.2
26,009		Foot Locker, Inc.	1,051,804	0.2
13,336	(1)	Fox Factory Holding Corp.	1,409,749	0.3
110,130		Gentex Corp.	3,736,711	0.7
10,780	(1)	Grand Canyon Education, Inc.	1,003,726	0.2
8,413	(1)	GrubHub, Inc.	624,834	0.1
49,066		H&R Block, Inc.	778,187	0.1
4,078	(1)	Helen of Troy Ltd.	906,091	0.2
6,723		Hilton Worldwide Holdings, Inc.	748,001	0.1
3,686		Jack in the Box, Inc.	342,061	0.1
55,218		KB Home	1,850,907	0.4
61,763		Kohl's Corp.	2,513,137	0.5
1,546		Lear Corp.	245,860	0.0
10,992		Lennar Corp. - Class A	837,920	0.2
7,345		Lithia Motors, Inc.	2,149,661	0.4
17,136	(1)	LKQ Corp.	603,873	0.1
34,103	(1)	Mattel, Inc.	595,097	0.1
313	(1)	NVR, Inc.	1,276,996	0.2
7,233	(1)	Ollie's Bargain Outlet Holdings, Inc.	591,442	0.1
36,505	(1)	Penn National Gaming, Inc.	3,152,937	0.6
3,053		Pool Corp.	1,137,243	0.2
18,565		Pulte Group, Inc.	800,523	0.2
3,614	(1)	RH	1,617,337	0.3
27,435	(1)	Scientific Games Corp.	1,138,278	0.2
89,344		Service Corp. International	4,386,790	0.9
6,929	(1)	Skechers USA, Inc.	249,028	0.0
75,368	(1)	Taylor Morrison Home Corp.	1,933,189	0.4
9,166	(1)	Tempur Sealy International, Inc.	247,482	0.0
5,715		Texas Roadhouse, Inc.	446,684	0.1
17,507		Thor Industries, Inc.	1,627,976	0.3
9,527		Toll Brothers, Inc.	414,139	0.1
4,312	(1)	TopBuild Corp.	793,753	0.2
4,655		Tractor Supply Co.	654,400	0.1
102,984	(1)	TRI Pointe Group, Inc.	1,776,474	0.3
1,128	(1)	Ulta Beauty, Inc.	323,917	0.1
21,252		Wendy's Company	465,844	0.1
15,599		Williams-Sonoma, Inc.	1,588,602	0.3
10,224		Wingstop, Inc.	1,355,191	0.3
49,191		Wyndham Destinations, Inc.	2,206,708	0.4
14,503		Wyndham Hotels & Resorts, Inc.	862,058	0.2
			69,665,098	13.7

		Consumer Staples: 3.3%
48,004	(2)	Albertsons Cos, Inc.	843,910	0.2
52,861	(1)	BJ's Wholesale Club Holdings, Inc.	1,970,658	0.4
531	(1)	Boston Beer Co., Inc.	527,968	0.1
4,174		Church & Dwight Co., Inc.	364,098	0.1
6,880	(1)	Darling Ingredients, Inc.	396,839	0.1
16,141		Energizer Holdings, Inc.	680,827	0.1
67,172		Flowers Foods, Inc.	1,520,102	0.3
5,031	(1)	Herbalife Nutrition Ltd.	241,740	0.0
9,955		Hershey Co.	1,516,445	0.3
30,851		Ingredion, Inc.	2,427,048	0.5
24,721		Nu Skin Enterprises, Inc.	1,350,508	0.2
27,858	(1)	Pilgrim's Pride Corp.	546,295	0.1
18,947	(1)	Post Holdings, Inc.	1,913,837	0.4
72,097	(1)	Sprouts Farmers Market, Inc.	1,449,150	0.3
13,717		Tyson Foods, Inc.	883,924	0.2
			16,633,349	3.3

		Energy: 1.5%
44,806		Cimarex Energy Co.	1,680,673	0.3
36,114		Devon Energy Corp.	570,962	0.1
51,042		EQT Corp.	648,744	0.1
164,180		Equitrans Midstream Corp.	1,320,007	0.3
8,247		Pioneer Natural Resources Co.	939,251	0.2
14,248		Targa Resources Corp.	375,862	0.1
42,989		World Fuel Services Corp.	1,339,537	0.3
52,369	(1)	WPX Energy, Inc.	426,808	0.1
			7,301,844	1.5

See Accompanying Notes to Financial Statements

108

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

		Financials: 14.6%
491		Alleghany Corp.	296,412	0.1
32,395		Ally Financial, Inc.	1,155,206	0.2
9,035		Ameriprise Financial, Inc.	1,755,772	0.3
20,691		Bank of Hawaii Corp.	1,585,344	0.3
67,450		Bank OZK	2,109,161	0.4
50,280	(1)	Brighthouse Financial, Inc.	1,820,387	0.4
12,923		Brown & Brown, Inc.	612,679	0.1
10,878		CIT Group, Inc.	390,520	0.1
34,429		Citizens Financial Group, Inc.	1,231,181	0.2
45,683		CNO Financial Group, Inc.	1,015,533	0.2
57,183		Commerce Bancshares, Inc.	3,756,923	0.7
15,264		East West Bancorp, Inc.	774,037	0.2
43,235		Essent Group Ltd.	1,867,752	0.4
18,703		Evercore, Inc.	2,050,597	0.4
3,138		Factset Research Systems, Inc.	1,043,385	0.2
36,722		Fifth Third Bancorp	1,012,426	0.2
41,041		First American Financial Corp.	2,118,947	0.4
56,399		Hancock Whitney Corp.	1,918,694	0.4
25,438		Hanover Insurance Group, Inc.	2,974,211	0.6
22,320		Hartford Financial Services Group, Inc.	1,093,234	0.2
24,897		Huntington Bancshares, Inc.	314,449	0.1
39,357		International Bancshares Corp.	1,473,526	0.3
39,832		Jefferies Financial Group, Inc.	979,867	0.2
13,736		LPL Financial Holdings, Inc.	1,431,566	0.3
445		MarketAxess Holdings, Inc.	253,899	0.0
169,446		MGIC Investment Corp.	2,126,547	0.4
570		MSCI, Inc. - Class A	254,522	0.0
6,751		Nasdaq, Inc.	896,128	0.2
118,101		Navient Corp.	1,159,752	0.2
26,446		New Residential Investment Corp.	262,873	0.1
166,911		Old Republic International Corp.	3,289,816	0.6
28,812		Popular, Inc.	1,622,692	0.3
19,690		Primerica, Inc.	2,637,082	0.5
7,600		PROG Holdings, Inc.	409,412	0.1
4,231		Prosperity Bancshares, Inc.	293,462	0.1
41,446		Regions Financial Corp.	668,109	0.1
19,362		Reinsurance Group of America, Inc.	2,244,056	0.4
52,210		SEI Investments Co.	3,000,509	0.6
20,061		Selective Insurance Group	1,343,686	0.3
22,677		Signature Bank	3,067,971	0.6
88,375		SLM Corp.	1,094,966	0.2
4,077		State Street Corp.	296,724	0.1
56,304		Stifel Financial Corp.	2,841,100	0.6
17,983		Synchrony Financial	624,190	0.1
64,647		Synovus Financial Corp.	2,092,623	0.4
3,217		T. Rowe Price Group, Inc.	487,022	0.1
12,898		Trustmark Corp.	352,244	0.1
37,404		UMB Financial Corp.	2,580,502	0.5
49,990		Umpqua Holdings Corp.	756,849	0.1
33,407		Unum Group	766,357	0.2
47,398		Webster Financial Corp.	1,997,826	0.4
7,646		Wintrust Financial Corp.	467,094	0.1
31,679		Zions Bancorp NA	1,376,136	0.3
			74,045,958	14.6

		Health Care: 10.9%
1,590	(1)	10X Genomics, Inc.	225,144	0.0
6,333	(1)	Acadia Pharmaceuticals, Inc.	338,562	0.1
4,438		Agilent Technologies, Inc.	525,859	0.1
4,542	(1)	Alexion Pharmaceuticals, Inc.	709,642	0.1
10,056	(1)	Amedisys, Inc.	2,949,726	0.6
8,048	(1)	Arrowhead Pharmaceuticals, Inc.	617,523	0.1
2,123	(1)	Bio-Rad Laboratories, Inc.	1,237,582	0.2
5,354		Bio-Techne Corp.	1,700,163	0.3
14,164		Cantel Medical Corp.	1,116,973	0.2
20,309	(1)	Charles River Laboratories International, Inc.	5,074,407	1.0
7,054		Chemed Corp.	3,757,031	0.7
9,567	(1)	Emergent Biosolutions, Inc.	857,203	0.2
2,890		Encompass Health Corp.	238,974	0.0
101,826	(1)	Exelixis, Inc.	2,043,648	0.4
14,954	(1)	Globus Medical, Inc.	975,300	0.2
7,365	(1)	Haemonetics Corp.	874,594	0.2
24,683	(1)	Halozyme Therapeutics, Inc.	1,054,211	0.2
5,752	(1)	HealthEquity, Inc.	400,972	0.1
14,409		Hill-Rom Holdings, Inc.	1,411,650	0.3
10,541	(1)	Incyte Corp., Ltd.	916,856	0.2
21,088	(1)	Jazz Pharmaceuticals PLC	3,480,574	0.7
11,806	(1)	LHC Group, Inc.	2,518,456	0.5
2,602	(1),(2)	Ligand Pharmaceuticals, Inc.	258,769	0.0
11,777	(1)	Masimo Corp.	3,160,711	0.6
5,120		McKesson Corp.	890,470	0.2
9,824	(1)	Medpace Holdings, Inc.	1,367,501	0.3
19,649	(1)	Molina Healthcare, Inc.	4,178,949	0.8
1,522	(1)	Novocure Ltd.	263,367	0.1
15,297	(1)	NuVasive, Inc.	861,680	0.2
33,831		Patterson Cos., Inc.	1,002,412	0.2
2,084	(1),(2)	Penumbra, Inc.	364,700	0.1
11,588	(1)	PRA Health Sciences, Inc.	1,453,599	0.3
32,216	(1)	Prestige Consumer Healthcare, Inc.	1,123,372	0.2
11,220	(1)	Quidel Corp.	2,015,673	0.4
1,811	(1)	Repligen Corp.	347,042	0.1
27,975	(1)	Tenet Healthcare Corp.	1,117,042	0.2
9,764	(1)	United Therapeutics Corp.	1,482,077	0.3
6,788	(1)	Veeva Systems, Inc.	1,848,033	0.4
2,490		West Pharmaceutical Services, Inc.	705,442	0.1
			55,465,889	10.9

		Industrials: 17.5%
19,412		Acuity Brands, Inc.	2,350,599	0.5
24,343		AGCO Corp.	2,509,520	0.5
31,187		Allison Transmission Holdings, Inc.	1,345,095	0.3
9,916		Ametek, Inc.	1,199,241	0.2

See Accompanying Notes to Financial Statements

109

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

5,964		AO Smith Corp.	326,946	0.1
26,373	(1)	ASGN, Inc.	2,202,937	0.4
7,685	(1)	Avis Budget Group, Inc.	286,651	0.1
7,790	(1)	Axon Enterprise, Inc.	954,509	0.2
7,441		Brink's Co.	535,752	0.1
42,610	(1)	Builders FirstSource, Inc.	1,738,914	0.3
19,741		Carlisle Cos., Inc.	3,083,149	0.6
18,169	(1)	Clean Harbors, Inc.	1,382,661	0.3
10,691	(1)	Copart, Inc.	1,360,430	0.3
1,081	(1)	CoStar Group, Inc.	999,147	0.2
37,678		Crane Co.	2,926,073	0.6
8,156		Curtiss-Wright Corp.	948,951	0.2
14,040	(1)	Dycom Industries, Inc.	1,060,301	0.2
36,755		EMCOR Group, Inc.	3,361,612	0.7
5,727		Fortive Corp.	405,586	0.1
6,329		Fortune Brands Home & Security, Inc.	542,522	0.1
8,834	(1)	FTI Consulting, Inc.	986,934	0.2
18,274	(1)	Generac Holdings, Inc.	4,155,690	0.8
9,606		Graco, Inc.	694,994	0.1
63,143		GrafTech International Ltd.	673,104	0.1
39,391		Herman Miller, Inc.	1,331,416	0.3
19,253		Hubbell, Inc.	3,018,678	0.6
45,592	(1)	IAA, Inc.	2,962,568	0.6
47,572		ITT, Inc.	3,663,995	0.7
26,502	(1)	JetBlue Airways Corp.	385,339	0.1
8,391		Johnson Controls International plc	390,937	0.1
64,155		Knight-Swift Transportation Holdings, Inc.	2,682,962	0.5
2,476		Lennox International, Inc.	678,350	0.1
15,804		Manpowergroup, Inc.	1,425,205	0.3
17,144		Masco Corp.	941,720	0.2
25,807	(1)	Mastec, Inc.	1,759,521	0.3
11,401	(1)	Middleby Corp.	1,469,817	0.3
29,104		MSC Industrial Direct Co.	2,456,087	0.5
9,570		Nordson Corp.	1,923,092	0.4
83,142		nVent Electric PLC	1,936,377	0.4
1,382		Old Dominion Freight Line	269,739	0.0
42,241		Owens Corning, Inc.	3,200,178	0.6
29,248		Regal Beloit Corp.	3,591,947	0.7
8,094		Republic Services, Inc.	779,452	0.1
28,840		Ryder System, Inc.	1,781,158	0.3
17,148		Simpson Manufacturing Co., Inc.	1,602,481	0.3
16,443	(1)	Sunrun, Inc.	1,140,815	0.2
19,982		Tetra Tech, Inc.	2,313,516	0.5
49,485		Timken Co.	3,828,160	0.8
5,289		Toro Co.	501,609	0.1
5,161		TransUnion	512,074	0.1
4,357	(1)	Trex Co., Inc.	364,768	0.1
98,368	(1)	Univar Solutions, Inc.	1,869,976	0.4
1,098		Watsco, Inc.	248,752	0.0
49,288		Werner Enterprises, Inc.	1,933,075	0.4
2,066		Woodward, Inc.	251,081	0.0
12,144	(1)	XPO Logistics, Inc.	1,447,565	0.3
			88,693,728	17.5

		Information Technology: 17.2%
3,566	(1)	Akamai Technologies, Inc.	374,394	0.1
5,253		Alliance Data Systems Corp.	389,247	0.1
12,718		Amdocs Ltd.	902,088	0.2
10,090	(1)	Anaplan, Inc.	724,967	0.1
36,764	(1)	Arrow Electronics, Inc.	3,577,137	0.7
4,906	(1)	Avalara, Inc.	808,950	0.2
39,263		Avnet, Inc.	1,378,524	0.3
4,408		Blackbaud, Inc.	253,724	0.0
6,688		Booz Allen Hamilton Holding Corp.	583,060	0.1
11,420	(1)	CACI International, Inc.	2,847,349	0.6
13,336	(1)	Cadence Design Systems, Inc.	1,819,430	0.4
11,820	(1)	Ceridian HCM Holding, Inc.	1,259,539	0.2
57,811	(1)	Ciena Corp.	3,055,311	0.6
17,005	(1)	Cirrus Logic, Inc.	1,397,811	0.3
19,428		Cognex Corp.	1,559,777	0.3
23,121	(1)	Commvault Systems, Inc.	1,280,210	0.3
5,545	(1)	Concentrix Corp.	547,292	0.1
6,960	(1)	Cree, Inc.	737,064	0.1
47,048	(1)	Dropbox, Inc.	1,043,995	0.2
28,718	(1)	Enphase Energy, Inc.	5,039,147	1.0
3,839	(1)	Euronet Worldwide, Inc.	556,348	0.1
5,656	(1)	F5 Networks, Inc.	995,117	0.2
3,752	(1)	Fair Isaac Corp.	1,917,422	0.4
19,560	(1)	FireEye, Inc.	451,054	0.1
2,787	(1)	First Solar, Inc.	275,690	0.1
4,118	(1)	Fortinet, Inc.	611,647	0.1
9,826	(1)	GoDaddy, Inc.	815,067	0.2
913	(1)	HubSpot, Inc.	361,950	0.1
13,119	(1)	II-VI, Inc.	996,519	0.2
11,083	(1),(2)	j2 Global, Inc.	1,082,698	0.2
65,111		Jabil, Inc.	2,769,171	0.5
70,932		KBR, Inc.	2,193,927	0.4
2,085		KLA Corp.	539,827	0.1
16,874	(1)	Lumentum Holdings, Inc.	1,599,655	0.3
14,220		MKS Instruments, Inc.	2,139,399	0.4
11,965		Monolithic Power Systems, Inc.	4,381,942	0.9
32,255	(1)	NCR Corp.	1,211,820	0.2
5,706		NetApp, Inc.	377,965	0.1
2,733	(1)	Palo Alto Networks, Inc.	971,281	0.2
6,819	(1)	Paylocity Holding Corp.	1,404,100	0.3
50,244		Perspecta, Inc.	1,209,876	0.2
5,733	(1)	Proofpoint, Inc.	782,039	0.2
2,951	(1)	PTC, Inc.	352,969	0.1
18,406	(1)	Qualys, Inc.	2,243,139	0.4
11,147		Science Applications International Corp.	1,054,952	0.2
32,336	(1)	Semtech Corp.	2,331,102	0.5
20,535	(1)	Silicon Laboratories, Inc.	2,614,927	0.5
5,709	(1)	Slack Technologies, Inc.	241,148	0.0
10,914	(1)	SolarEdge Technologies, Inc.	3,482,876	0.7
46,849		Switch, Inc.	766,918	0.2
12,530	(1)	Synaptics, Inc.	1,207,892	0.2
25,371		SYNNEX Corp.	2,066,214	0.4
3,715	(1)	Synopsys, Inc.	963,077	0.2
15,970		Teradyne, Inc.	1,914,643	0.4
40,450	(1)	Trimble, Inc.	2,700,847	0.5
13,666		Universal Display Corp.	3,140,447	0.6
119,219		Vishay Intertechnology, Inc.	2,469,025	0.5
11,203	(1)	WEX, Inc.	2,280,147	0.4
			87,053,853	17.2

See Accompanying Notes to Financial Statements

110

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

		Materials: 5.2%
2,211		Aptargroup, Inc.	302,664	0.1
20,013		Ashland Global Holdings, Inc.	1,585,030	0.3
21,858		Avient Corp.	880,440	0.2
36,665	(1)	Axalta Coating Systems Ltd.	1,046,786	0.2
11,657	(1)	Berry Global Group, Inc.	655,007	0.1
48,150		Cabot Corp.	2,160,972	0.4
46,321		Chemours Co.	1,148,298	0.2
66,125		Commercial Metals Co.	1,358,207	0.3
15,801		Compass Minerals International, Inc.	975,238	0.2
27,116		Domtar Corp.	858,221	0.2
5,193		Greif, Inc. - Class A	243,448	0.0
11,351		Huntsman Corp.	285,364	0.1
47,809		Louisiana-Pacific Corp.	1,777,061	0.3
23,228		Minerals Technologies, Inc.	1,442,923	0.3
1,044		NewMarket Corp.	415,815	0.1
4,015		Reliance Steel & Aluminum Co.	480,796	0.1
27,776		Royal Gold, Inc.	2,954,255	0.6
50,545		RPM International, Inc.	4,588,475	0.9
8,724		Scotts Miracle-Gro Co.	1,737,297	0.3
44,127		Steel Dynamics, Inc.	1,626,962	0.3
			26,523,259	5.2

		Real Estate: 8.9%
1,562		Alexandria Real Estate Equities, Inc.	278,380	0.1
25,847		American Homes 4 Rent	775,410	0.1
87,690		Brixmor Property Group, Inc.	1,451,269	0.3
18,741		Camden Property Trust	1,872,601	0.4
20,280	(1)	CBRE Group, Inc.	1,271,962	0.2
85,226		Corporate Office Properties Trust SBI MD	2,222,694	0.4
43,652		Cousins Properties, Inc.	1,462,342	0.3
5,079		CyrusOne, Inc.	371,529	0.1
9,538		Duke Realty Corp.	381,234	0.1
20,103		EastGroup Properties, Inc.	2,775,420	0.5
54,011		First Industrial Realty Trust, Inc.	2,275,483	0.4
22,087		Gaming and Leisure Properties, Inc.	936,489	0.2
67,291		Highwoods Properties, Inc.	2,666,742	0.5
72,518		Hudson Pacific Properties, Inc.	1,741,882	0.3
39,174		Invitation Homes, Inc.	1,163,468	0.2
16,510		Jones Lang LaSalle, Inc.	2,449,589	0.5
15,708		Kilroy Realty Corp.	901,639	0.2
15,549		Lamar Advertising Co.	1,293,988	0.3
22,258		Life Storage, Inc.	2,657,383	0.5
113,224		Medical Properties Trust, Inc.	2,467,151	0.5
10,598		National Retail Properties, Inc.	433,670	0.1
13,750		Omega Healthcare Investors, Inc.	499,400	0.1
24,934		Outfront Media, Inc.	487,709	0.1
37,921		Physicians Realty Trust	674,994	0.1
28,047		PotlatchDeltic Corp.	1,402,911	0.3
11,827		PS Business Parks, Inc.	1,571,453	0.3
26,812		Rexford Industrial Realty, Inc.	1,316,737	0.3
46,546		Sabra Healthcare REIT, Inc.	808,504	0.2
55,617		Service Properties Trust	639,039	0.1
19,171		Spirit Realty Capital, Inc.	770,099	0.1
6,789		Sun Communities, Inc.	1,031,589	0.2
27,027		Urban Edge Properties	349,729	0.1
11,039		VEREIT, Inc.	417,164	0.1
38,889		VICI Properties, Inc.	991,670	0.2
65,597		Weingarten Realty Investors	1,421,487	0.3
29,695		Weyerhaeuser Co.	995,673	0.2
			45,228,483	8.9

		Utilities: 3.6%
20,285		AES Corp.	476,697	0.1
7,946		American Water Works Co., Inc.	1,219,473	0.2
33,723		Black Hills Corp.	2,072,278	0.4
1,953		DTE Energy Co.	237,114	0.1
12,547		Entergy Corp.	1,252,692	0.3
21,246		Essential Utilities, Inc.	1,004,723	0.2
9,541		Evergy, Inc.	529,621	0.1
18,741		MDU Resources Group, Inc.	493,638	0.1
25,144		NorthWestern Corp.	1,466,147	0.3
101,372		OGE Energy Corp.	3,229,712	0.6
4,275		Public Service Enterprise Group, Inc.	249,233	0.1
20,299		Southwest Gas Holdings, Inc.	1,233,164	0.2
26,861		Spire, Inc.	1,720,178	0.3
63,556		UGI Corp.	2,221,918	0.4
52,701		Vistra Corp.	1,036,102	0.2
			18,442,690	3.6

	Total Common Stock
	(Cost $409,426,924)		499,462,457	98.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
		Repurchase Agreements: 0.5%
1,000,000	(3)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21-01/01/51)	1,000,000	0.2
755,785	(3)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $755,791, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $770,901, due 01/26/21-01/01/51)	755,785	0.1

See Accompanying Notes to Financial Statements

111

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

1,000,000	(3) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.2

	Total Repurchase Agreements
	(Cost $2,755,785)	2,755,785	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
7,375,004	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $7,375,004)	7,375,004	1.5

	Total Short-Term Investments
	(Cost $10,130,789)	10,130,789	2.0

	Total Investments in Securities (Cost $419,557,713)	$509,593,246	100.5
	Liabilities in Excess of Other Assets	(2,331,474)	(0.5)
	Net Assets	$507,261,772	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

112

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Communication Services: 3.0%
15,162	(1),(2)	AMC Networks, Inc.	$ 542,345	0.2
6,621	(2)	Cargurus, Inc.	210,084	0.1
18,981		Cogent Communications Holdings, Inc.	1,136,392	0.5
22,692	(2)	Consolidated Communications Holdings, Inc.	110,964	0.0
32,556		EW Scripps Co.	497,781	0.2
53,694	(2)	Glu Mobile, Inc.	483,783	0.2
14,026	(2)	Gray Television, Inc.	250,925	0.1
46,685	(2)	Iridium Communications, Inc.	1,835,888	0.8
12,918	(2)	Liberty Latin America Ltd.	143,261	0.0
11,286		Meredith Corp.	216,691	0.1
20,652	(2)	QuinStreet, Inc.	442,779	0.2
7,377	(1)	Sinclair Broadcast Group, Inc.	234,957	0.1
6,465	(2)	TechTarget, Inc.	382,146	0.2
33,706	(2)	Vonage Holdings Corp.	433,965	0.2
4,574	(2)	Yelp, Inc.	149,433	0.1
			7,071,394	3.0

		Consumer Discretionary: 14.5%
14,486	(2)	Accel Entertainment, Inc.	146,309	0.1
49,269	(2)	American Axle & Manufacturing Holdings, Inc.	410,903	0.2
3,153	(2)	America's Car-Mart, Inc.	346,326	0.1
8,237	(2)	Asbury Automotive Group, Inc.	1,200,460	0.5
14,174	(2)	Beazer Homes USA, Inc.	214,736	0.1
25,638	(1)	Bed Bath & Beyond, Inc.	455,331	0.2
8,536		Big Lots, Inc.	366,450	0.2
6,282		BJ's Restaurants, Inc.	241,794	0.1
30,467		Bloomin Brands, Inc.	591,669	0.2
14,586	(2)	Boot Barn Holdings, Inc.	632,449	0.3
8,052		Brinker International, Inc.	455,502	0.2
3,548	(1)	Buckle, Inc.	103,602	0.0
18,484		Callaway Golf Co.	443,801	0.2
4,621	(1)	Camping World Holdings, Inc.	120,377	0.0
25,092	(2)	Capri Holdings Ltd.	1,053,864	0.4
4,567		Carriage Services, Inc.	143,038	0.1
1,866	(2)	Cavco Industries, Inc.	327,390	0.1
9,656	(2)	Century Communities, Inc.	422,740	0.2
4,454	(2)	Chuy's Holdings, Inc.	117,986	0.0
25,481	(2)	Conn's, Inc.	297,873	0.1
16,622		Cooper Tire & Rubber Co.	673,191	0.3
12,417		Core-Mark Holding Co., Inc.	364,687	0.1
14,589	(2)	CROCS, Inc.	914,147	0.4
10,661		Dana, Inc.	208,103	0.1
1,776	(2)	Deckers Outdoor Corp.	509,321	0.2
5,817		Dine Brands Global, Inc.	337,386	0.1
4,021	(2)	Dorman Products, Inc.	349,103	0.1
6,591		Ethan Allen Interiors, Inc.	133,204	0.1
11,592		Extended Stay America, Inc.	171,678	0.1
1,863	(2)	Fox Factory Holding Corp.	196,938	0.1
9,351	(2)	Genesco, Inc.	281,372	0.1
25,065	(2)	G-III Apparel Group Ltd.	595,043	0.2
7,051		Group 1 Automotive, Inc.	924,668	0.4
5,045	(2)	GrowGeneration Corp.	202,910	0.1
11,870		Haverty Furniture Cos., Inc.	328,443	0.1
2,839	(2)	Hibbett Sports, Inc.	131,105	0.1
3,299	(2)	Installed Building Products, Inc.	336,267	0.1
12,186	(1)	International Game Technology PLC	206,431	0.1
4,170	(1),(2)	iRobot Corp.	334,809	0.1
3,374		KB Home	113,096	0.0
5,353		Kohl's Corp.	217,814	0.1
10,181		Kontoor Brands, Inc.	412,941	0.2
24,725		La-Z-Boy, Inc.	985,044	0.4
7,441		LCI Industries	964,949	0.4
4,691	(2)	LGI Homes, Inc.	496,542	0.2
999		Lithia Motors, Inc.	292,377	0.1
12,319	(2)	Lumber Liquidators Holdings, Inc.	378,686	0.2
13,771	(2)	M/I Homes, Inc.	609,918	0.3
31,872	(1)	Macy's, Inc.	358,560	0.1
15,876	(2)	MarineMax, Inc.	556,136	0.2
18,355		MDC Holdings, Inc.	892,053	0.4
14,082	(2)	Meritage Homes Corp.	1,166,271	0.5
13,507	(1),(2)	Michaels Cos, Inc.	175,726	0.1
2,385		Nathan's Famous, Inc.	131,700	0.1
18,453		ODP Corp./The	540,673	0.2
9,866		Patrick Industries, Inc.	674,341	0.3
32,784	(2)	Perdoceo Education Corp.	414,062	0.2
7,043		RCI Hospitality Holdings, Inc.	277,776	0.1
19,590		Rent-A-Center, Inc.	750,101	0.3
5,275	(2)	Revolve Group, Inc.	164,422	0.1
3,760	(2)	Scientific Games Corp.	156,002	0.1
2,584		Service Corp. International	126,874	0.0
7,600	(2)	Shake Shack, Inc.	644,328	0.3
10,292	(1)	Shoe Carnival, Inc.	403,241	0.2
2,177		Shutterstock, Inc.	156,091	0.1
7,748		Signet Jewelers Ltd.	211,288	0.1
9,506	(2)	Sleep Number Corp.	778,161	0.3
4,954	(2)	Stamps.com, Inc.	971,925	0.4
3,267		Standard Motor Products, Inc.	132,183	0.1
8,531		Steven Madden Ltd.	301,315	0.1
6,560		Sturm Ruger & Co., Inc.	426,859	0.2
7,349	(2)	Taylor Morrison Home Corp.	188,502	0.1
8,074	(2)	TRI Pointe Group, Inc.	139,276	0.1
10,487	(2)	Tupperware Brands Corp.	339,674	0.1
2,885	(2)	Universal Electronics, Inc.	151,347	0.1
5,759	(2)	Vista Outdoor, Inc.	136,834	0.1
855		Wingstop, Inc.	113,330	0.0
10,299		Winnebago Industries	617,322	0.3
19,910		Wolverine World Wide, Inc.	622,188	0.3
16,991	(2)	YETI Holdings, Inc.	1,163,374	0.5
16,874	(2)	Zumiez, Inc.	620,626	0.3
			34,265,334	14.5

See Accompanying Notes to Financial Statements

113

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

		Consumer Staples: 3.0%
7,311		Andersons, Inc.	179,193	0.1
11,380	(1)	B&G Foods, Inc.	315,567	0.1
1,538		Calavo Growers, Inc.	106,783	0.0
19,112	(2)	Central Garden & Pet Co. - CENT	737,914	0.3
2,130		Coca-Cola Consolidated, Inc.	567,155	0.2
10,320		Fresh Del Monte Produce, Inc.	248,402	0.1
8,091	(2)	Hostess Brands, Inc.	118,452	0.1
6,166		Ingles Markets, Inc.	263,042	0.1
2,735		J&J Snack Foods Corp.	424,937	0.2
4,606		John B Sanfilippo & Son, Inc.	363,229	0.2
4,302		Medifast, Inc.	844,655	0.4
2,916	(2)	Seneca Foods Corp.	116,348	0.1
31,636		SpartanNash Co.	550,783	0.2
14,601	(2)	United Natural Foods, Inc.	233,178	0.1
12,099		Universal Corp.	588,132	0.3
4,029	(2)	USANA Health Sciences, Inc.	310,636	0.1
70,306		Vector Group Ltd.	819,065	0.3
1,133		WD-40 Co.	301,016	0.1
			7,088,487	3.0

		Energy: 3.1%
2,413		Arch Resources, Inc.	105,617	0.0
29,954		Berry Corp.	110,231	0.0
8,121		Cactus, Inc.	211,715	0.1
2,961		Cimarex Energy Co.	111,067	0.0
13,154		Devon Energy Corp.	207,965	0.1
23,981	(2)	Dorian L.P.G Ltd.	292,328	0.1
7,156	(2)	Dril-Quip, Inc.	211,961	0.1
19,268		Equitrans Midstream Corp.	154,915	0.1
24,164	(2)	Exterran Corp.	106,805	0.0
13,143	(2)	Green Plains, Inc.	173,093	0.1
35,515	(2)	Helix Energy Solutions Group, Inc.	149,163	0.1
27,815		Helmerich & Payne, Inc.	644,195	0.3
7,709	(2)	Laredo Petroleum, Inc.	151,867	0.1
29,714	(1),(2)	Matador Resources Co.	358,351	0.1
1,614	(1)	Nabors Industries Ltd.	93,983	0.0
68,571	(2)	Newpark Resources, Inc.	131,656	0.1
24,831	(2)	Oceaneering International, Inc.	197,407	0.1
41,068	(2)	Oil States International, Inc.	206,161	0.1
45,294		Patterson-UTI Energy, Inc.	238,247	0.1
17,471		PBF Energy, Inc.	124,044	0.0
8,457	(2)	PDC Energy, Inc.	173,622	0.1
23,747		Plains GP Holdings L.P.	200,662	0.1
31,191	(2)	ProPetro Holding Corp.	230,502	0.1
63,403		QEP Resources, Inc.	151,533	0.1
76,061		Range Resources Corp.	509,609	0.2
7,437	(2)	Renewable Energy Group, Inc.	526,688	0.2
1,373	(2)	REX American Resources Corp.	100,874	0.0
22,673		Solaris Oilfield Infrastructure, Inc.	184,558	0.1
226,689	(2)	Southwestern Energy Co.	675,533	0.3
6,363		Targa Resources Corp.	167,856	0.1
26,314		TechnipFMC PLC	247,352	0.1
6,767		World Fuel Services Corp.	210,860	0.1
			7,360,420	3.1

		Financials: 16.7%
14,925		Amalgamated Bank	205,070	0.1
17,709		American Equity Investment Life Holding Co.	489,831	0.2
10,858		Amerisafe, Inc.	623,575	0.3
7,793		Artisan Partners Asset Management, Inc.	392,300	0.2
3,842		Assured Guaranty Ltd.	120,985	0.0
12,369	(2)	Atlantic Capital Bancshares, Inc.	196,914	0.1
11,799		Banc of California, Inc.	173,563	0.1
12,770	(2)	Bancorp, Inc.	174,311	0.1
9,312		BankUnited, Inc.	323,871	0.1
23,657		Banner Corp.	1,102,180	0.5
28,314		Boston Private Financial Holdings, Inc.	239,253	0.1
7,655	(2)	Brighthouse Financial, Inc.	277,149	0.1
17,055		Brightsphere Investment Group, Inc.	328,820	0.1
48,902		Brookline Bancorp, Inc.	588,780	0.2
48,724		Cadence BanCorp	800,048	0.3
8,598		Capstar Financial Holdings, Inc.	126,821	0.1
89,764		Capstead Mortgage Corp.	521,529	0.2
11,744		Carter Bankshares, Inc.	125,896	0.1
39,424		Central Pacific Financial Corp.	749,450	0.3
2,199		Century Bancorp, Inc./MA	170,115	0.1
6,130		Cohen & Steers, Inc.	455,459	0.2
19,367		Columbia Banking System, Inc.	695,275	0.3
5,971		Commerce Bancshares, Inc.	392,295	0.2
9,017		Community Bank System, Inc.	561,849	0.2
39,566	(2)	Customers Bancorp, Inc.	719,310	0.3
53,241		CVB Financial Corp.	1,038,200	0.4
34,066		Dime Community Bancshares	537,221	0.2
7,064	(2)	eHealth, Inc.	498,789	0.2
9,877	(2)	Encore Capital Group, Inc.	384,709	0.2
3,046		Essent Group Ltd.	131,587	0.1
13,454		Financial Institutions, Inc.	302,715	0.1
2,207		First American Financial Corp.	113,947	0.0
76,088		First BanCorp. Puerto Rico	701,531	0.3
4,947		First Hawaiian, Inc.	116,650	0.0
8,513		First Midwest Bancorp., Inc.	135,527	0.1
15,058		First of Long Island Corp.	268,785	0.1
31,769		Flagstar Bancorp, Inc.	1,294,904	0.5
4,038		Great Southern Bancorp., Inc.	197,458	0.1
15,444	(2)	Green Dot Corp.	861,775	0.4
2,126		Hamilton Lane, Inc.	165,934	0.1
27,056		Hanmi Financial Corp.	306,815	0.1

See Accompanying Notes to Financial Statements

114

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

1,822		Hanover Insurance Group, Inc.	213,028	0.1
6,902		HCI Group, Inc.	360,975	0.1
13,025		Heritage Insurance Holdings, Inc.	131,943	0.1
17,265		HomeStreet, Inc.	582,694	0.2
2,619		Houlihan Lokey, Inc.	176,075	0.1
21,887		Independent Bank Corp. Michigan	404,253	0.2
4,627		International Bancshares Corp.	173,235	0.1
51,309	(1)	Invesco Mortgage Capital, Inc.	173,424	0.1
32,680		Investors Bancorp, Inc.	345,101	0.1
1,355		Investors Title Co.	207,315	0.1
4,983		Kinsale Capital Group, Inc.	997,248	0.4
12,350		Ladder Capital Corp.	120,783	0.0
18,161		Macatawa Bank Corp.	152,008	0.1
21,257		Meridian Bancorp, Inc.	316,942	0.1
15,268		MGIC Investment Corp.	191,613	0.1
10,843	(2)	Mr Cooper Group, Inc.	336,458	0.1
24,459		NBT Bancorp., Inc.	785,134	0.3
27,405		New Residential Investment Corp.	272,406	0.1
215,621		New York Mortgage Trust, Inc.	795,641	0.3
5,490	(2)	NMI Holdings, Inc.	124,349	0.0
41,029		Northfield Bancorp, Inc.	505,888	0.2
51,408		OFG Bancorp	953,104	0.4
9,802		Oppenheimer Holdings, Inc.	308,077	0.1
20,645		Pacific Premier Bancorp, Inc.	646,808	0.3
6,835	(2)	Palomar Holdings, Inc.	607,221	0.3
12,025		Peapack-Gladstone Financial Corp.	273,689	0.1
38,968		PennyMac Mortgage Investment Trust	685,447	0.3
5,815		Piper Sandler Cos	586,734	0.2
4,069		Popular, Inc.	229,166	0.1
14,050		Premier Financial Corp.	323,150	0.1
1,020		Primerica, Inc.	136,609	0.1
16,616		Provident Financial Services, Inc.	298,423	0.1
21,797		Radian Group, Inc.	441,389	0.2
2,656		Red River Bancshares, Inc.	131,605	0.1
24,281		Redwood Trust, Inc.	213,187	0.1
6,187		Regional Management Corp.	184,744	0.1
7,205		Safety Insurance Group, Inc.	561,270	0.2
29,549	(2)	Seacoast Banking Corp. of Florida	870,218	0.4
7,000		Sierra Bancorp.	167,440	0.1
23,481		Southside Bancshares, Inc.	728,615	0.3
13,223		Stewart Information Services Corp.	639,464	0.3
4,045		Stifel Financial Corp.	204,111	0.1
6,068		Territorial Bancorp, Inc.	145,814	0.1
5,376	(2)	Trupanion, Inc.	643,561	0.3
93,792		Trustco Bank Corp.	625,593	0.3
1,683		UMB Financial Corp.	116,110	0.0
57,849		United Community Banks, Inc./GA	1,645,226	0.7
16,010		Universal Insurance Holdings, Inc.	241,911	0.1
13,364		Unum Group	306,570	0.1
661		Virtus Investment Partners, Inc.	143,437	0.1
4,200		WesBanco, Inc.	125,832	0.1
19,544		Westamerica Bancorp.	1,080,588	0.5
6,601		WSFS Financial Corp.	296,253	0.1
			39,539,075	16.7

		Health Care: 11.9%
4,555	(2)	Acadia Pharmaceuticals, Inc.	243,510	0.1
5,070	(2)	Addus HomeCare Corp.	593,646	0.2
37,259	(1),(2)	Akebia Therapeutics, Inc.	104,325	0.0
16,377	(2)	Allscripts Healthcare Solutions, Inc.	236,484	0.1
4,771	(2)	Amicus Therapeutics, Inc.	110,162	0.0
15,132	(2)	AMN Healthcare Services, Inc.	1,032,759	0.4
10,058	(2)	Angiodynamics, Inc.	154,189	0.1
4,521	(2)	Anika Therapeutics, Inc.	204,621	0.1
8,227	(2)	AxoGen, Inc.	147,263	0.1
16,795	(2)	Cardiovascular Systems, Inc.	734,949	0.3
1,840	(2)	Castle Biosciences, Inc.	123,556	0.0
7,651	(2)	Chinook Therapeutics, Inc.	121,345	0.0
22,470	(2)	Coherus Biosciences, Inc.	390,529	0.2
34,221	(2)	Community Health Systems, Inc.	254,262	0.1
17,651		Computer Programs & Systems, Inc.	473,753	0.2
11,410		Conmed Corp.	1,277,920	0.5
11,056	(2)	Corcept Therapeutics, Inc.	289,225	0.1
25,661	(2)	Covetrus, Inc.	737,497	0.3
32,054	(2)	Cross Country Healthcare, Inc.	284,319	0.1
9,770	(2)	Cue Biopharma, Inc.	122,223	0.0
7,368	(2)	Cutera, Inc.	177,643	0.1
12,209	(2)	Cytokinetics, Inc.	253,703	0.1
2,338	(2)	Deciphera Pharmaceuticals, Inc.	133,430	0.1
2,467	(2)	Eagle Pharmaceuticals, Inc./DE	114,888	0.0
11,848	(2)	Eiger BioPharmaceuticals, Inc.	145,612	0.1
12,903	(2)	Electromed, Inc.	126,578	0.1
4,552	(2)	Enanta Pharmaceuticals, Inc.	191,639	0.1
17,706		Ensign Group, Inc.	1,291,122	0.5
6,491	(2)	Five Prime Therapeutics, Inc.	110,412	0.0
44,388	(2)	Fortress Biotech, Inc.	140,710	0.1
3,143	(1),(2)	Fulgent Genetics, Inc.	163,750	0.1
6,731	(2)	Glaukos Corp.	506,575	0.2
18,853	(2)	Hanger, Inc.	414,578	0.2
7,292	(1),(2)	Heron Therapeutics, Inc.	154,335	0.1
10,015	(2)	Innoviva, Inc.	124,086	0.0
896	(2)	Inspire Medical Systems, Inc.	168,529	0.1
10,964	(2)	Integer Holdings Corp.	890,167	0.4
3,528	(1),(2)	Intercept Pharmaceuticals, Inc.	87,142	0.0
29,024		Invacare Corp.	259,765	0.1
606	(2)	iRhythm Technologies, Inc.	143,749	0.1

See Accompanying Notes to Financial Statements

115

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

9,021	(2)	Joint Corp./The	236,891	0.1
12,137	(2)	Lantheus Holdings, Inc.	163,728	0.1
9,492		LeMaitre Vascular, Inc.	384,426	0.2
13,551		Luminex Corp.	313,299	0.1
6,334	(2)	MacroGenics, Inc.	144,795	0.1
7,289	(2)	Magellan Health, Inc.	603,821	0.3
951	(2)	Medpace Holdings, Inc.	132,379	0.1
17,861	(2)	Meridian Bioscience, Inc.	333,822	0.1
13,098	(2)	Merit Medical Systems, Inc.	727,070	0.3
12,868	(2)	Myriad Genetics, Inc.	254,465	0.1
1,278	(2)	Natera, Inc.	127,187	0.1
2,734		National Healthcare Corp.	181,565	0.1
5,674	(2)	Natus Medical, Inc.	113,707	0.0
29,864	(2)	NeoGenomics, Inc.	1,607,878	0.7
24,850	(2)	NextGen Healthcare, Inc.	453,264	0.2
13,957	(2)	Omnicell, Inc.	1,675,119	0.7
12,122	(2)	OraSure Technologies, Inc.	128,311	0.1
17,966	(2)	Orthofix Medical, Inc.	772,179	0.3
28,804		Owens & Minor, Inc.	779,148	0.3
13,308	(2)	Pacira BioSciences, Inc.	796,351	0.3
5,590	(2)	Pennant Group, Inc./The	324,555	0.1
5,593	(2)	Providence Service Corp.	775,358	0.3
12,194	(2)	Puma Biotechnology, Inc.	125,110	0.1
605	(2)	Quidel Corp.	108,688	0.0
17,617	(2)	Quotient Ltd.	91,785	0.0
11,843	(2)	Radius Health, Inc.	211,516	0.1
10,370	(2)	REGENXBIO, Inc.	470,383	0.2
10,417	(2)	Select Medical Holdings Corp.	288,134	0.1
8,445	(2)	SI-BONE, Inc.	252,506	0.1
1,920		Simulations Plus, Inc.	138,086	0.1
9,905	(2)	Supernus Pharmaceuticals, Inc.	249,210	0.1
2,965	(2)	SurModics, Inc.	129,037	0.1
13,314	(2)	Tactile Systems Technology, Inc.	598,331	0.3
6,090	(2)	Triple-S Management Corp.	130,022	0.1
31,702	(2)	Vanda Pharmaceuticals, Inc.	416,564	0.2
4,347	(1),(2)	Vericel Corp.	134,235	0.1
12,601	(2)	Viemed Healthcare, Inc.	97,784	0.0
3,305	(2)	Xencor, Inc.	144,197	0.1
3,028	(2)	Y-mAbs Therapeutics, Inc.	149,916	0.1
8,540	(1),(2)	Zynex, Inc.	114,948	0.0
			28,114,720	11.9

		Industrials: 17.9%
15,178		ABM Industries, Inc.	574,335	0.2
16,909		ACCO Brands Corp.	142,881	0.1
1,558		Advanced Drainage Systems, Inc.	130,218	0.1
10,501	(2)	Aerovironment, Inc.	912,537	0.4
850		Alamo Group, Inc.	117,257	0.0
5,372		Albany International Corp.	394,412	0.2
4,367		Allegiant Travel Co.	826,411	0.3
4,671		Altra Industrial Motion Corp.	258,913	0.1
5,626	(2)	American Woodmark Corp.	528,000	0.2
3,835		Apogee Enterprises, Inc.	121,493	0.0
17,324		Applied Industrial Technologies, Inc.	1,351,099	0.6
14,446		ArcBest Corp.	616,411	0.3
10,449		Arcosa, Inc.	573,964	0.2
2,600	(2)	ASGN, Inc.	217,178	0.1
10,301	(2)	Atkore International Group, Inc.	423,474	0.2
12,211	(2)	Atlas Air Worldwide Holdings, Inc.	665,988	0.3
19,868		Barnes Group, Inc.	1,007,109	0.4
2,982	(2)	Beacon Roofing Supply, Inc.	119,847	0.0
23,328		Boise Cascade Co.	1,115,078	0.5
20,232		Brady Corp.	1,068,654	0.5
5,503	(2)	CBIZ, Inc.	146,435	0.1
6,678	(2)	Chart Industries, Inc.	786,602	0.3
10,232		Columbus McKinnon Corp.	393,318	0.2
12,813		Comfort Systems USA, Inc.	674,733	0.3
45,434		CoreCivic, Inc.	297,593	0.1
22,218	(2)	Cornerstone Building Brands, Inc.	206,183	0.1
14,871		Costamare, Inc.	123,132	0.1
1,956		Crane Co.	151,903	0.1
1,968		CSW Industrials, Inc.	220,239	0.1
12,866		Deluxe Corp.	375,687	0.2
5,161		EMCOR Group, Inc.	472,025	0.2
22,029		Enerpac Tool Group Corp.	498,076	0.2
9,005		EnPro Industries, Inc.	680,058	0.3
1,261		ESCO Technologies, Inc.	130,160	0.1
15,081		Exponent, Inc.	1,357,742	0.6
10,652		Franklin Electric Co., Inc.	737,225	0.3
13,411	(2)	Gibraltar Industries, Inc.	964,787	0.4
21,977	(2)	GMS, Inc.	669,859	0.3
21,430		GrafTech International Ltd.	228,444	0.1
11,665		Griffon Corp.	237,733	0.1
3,990		H&E Equipment Services, Inc.	118,942	0.0
3,587		Herman Miller, Inc.	121,241	0.0
35,543		Hillenbrand, Inc.	1,414,611	0.6
5,027	(2)	HUB Group, Inc.	286,539	0.1
2,302	(2)	IAA, Inc.	149,584	0.1
5,266		Insteel Industries, Inc.	117,274	0.0
6,618		John Bean Technologies Corp.	753,592	0.3
27,157		Kelly Services, Inc.	558,619	0.2
29,256		Korn Ferry	1,272,636	0.5
20,352		LSI Industries, Inc.	174,213	0.1
3,866	(2)	Lydall, Inc.	116,096	0.0
28,438		Marten Transport Ltd.	489,987	0.2
2,000	(2)	Masonite International Corp.	196,680	0.1
31,152	(2)	Matrix Service Co.	343,295	0.1
3,021		Matson, Inc.	172,106	0.1
4,875		McGrath Rentcorp	327,112	0.1
13,973	(2)	Meritor, Inc.	389,986	0.2
3,428		Moog, Inc.	271,840	0.1
19,060	(2)	NOW, Inc.	136,851	0.1
20,067	(2)	PGT Innovations, Inc.	408,163	0.2
21,539		Pitney Bowes, Inc.	132,680	0.1
8,066		Powell Industries, Inc.	237,866	0.1
4,744	(2)	Proto Labs, Inc.	727,730	0.3
22,569		Quanex Building Products Corp.	500,355	0.2
14,359		Raven Industries, Inc.	475,139	0.2

See Accompanying Notes to Financial Statements

116

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

25,084	(2)	Resideo Technologies, Inc.	533,286	0.2
5,264		Rexnord Corp.	207,875	0.1
9,523	(2)	Saia, Inc.	1,721,758	0.7
5,014		Simpson Manufacturing Co., Inc.	468,558	0.2
25,304		Skywest, Inc.	1,020,004	0.4
24,368	(2)	SPX Corp.	1,329,031	0.6
8,314	(2)	SPX FLOW, Inc.	481,879	0.2
11,339	(2)	Sterling Construction Co., Inc.	211,019	0.1
9,321		Tennant Co.	654,055	0.3
7,435		Triton International Ltd./Bermuda	360,672	0.2
21,383		UFP Industries, Inc.	1,187,826	0.5
6,507		Unifirst Corp.	1,377,467	0.6
4,386	(2)	Vicor Corp.	404,477	0.2
32,172		Wabash National Corp.	554,323	0.2
7,728		Watts Water Technologies, Inc.	940,498	0.4
14,151	(2)	WillScot Mobile Mini Holdings Corp.	327,879	0.1
			42,190,937	17.9

		Information Technology: 14.6%
18,847	(1),(2)	3D Systems Corp.	197,517	0.1
11,125	(2)	8x8, Inc.	383,479	0.2
31,927		Adtran, Inc.	471,562	0.2
12,631	(2)	Advanced Energy Industries, Inc.	1,224,828	0.5
5,545	(2)	Agilysys, Inc.	212,817	0.1
4,628	(2)	Alarm.com Holdings, Inc.	478,767	0.2
1,624	(2)	Anaplan, Inc.	116,684	0.0
13,437	(2)	Avid Technology, Inc.	213,245	0.1
21,456	(2)	Axcelis Technologies, Inc.	624,799	0.3
14,467		Bel Fuse, Inc.	217,439	0.1
6,377	(2)	Bottomline Technologies de, Inc.	336,323	0.1
13,394	(2)	Box, Inc.	241,762	0.1
22,658		Brooks Automation, Inc.	1,537,345	0.6
5,493	(2)	Cambium Networks Corp.	137,764	0.1
4,509		Cass Information Systems, Inc.	175,445	0.1
23,807		Cohu, Inc.	908,951	0.4
11,066		Comtech Telecommunications Corp.	228,955	0.1
18,066		CSG Systems International, Inc.	814,235	0.3
39,752		Daktronics, Inc.	186,039	0.1
25,210	(2)	Diebold Nixdorf, Inc.	268,739	0.1
14,059	(2)	Digi International, Inc.	265,715	0.1
18,607	(2)	Diodes, Inc.	1,311,793	0.6
4,627	(2)	Domo, Inc.	295,064	0.1
4,628	(2)	ePlus, Inc.	407,033	0.2
19,119		EVERTEC, Inc.	751,759	0.3
10,366	(2)	ExlService Holdings, Inc.	882,458	0.4
103,708	(2)	Extreme Networks, Inc.	714,548	0.3
6,415	(2)	Fabrinet	497,740	0.2
7,638	(2)	Faro Technologies, Inc.	539,472	0.2
25,649	(2)	Formfactor, Inc.	1,103,420	0.5
28,266	(2)	GreenSky, Inc.	130,872	0.1
47,144	(2)	Harmonic, Inc.	348,394	0.1
4,900	(2)	Ichor Holdings Ltd.	147,710	0.1
11,648	(2)	Infinera Corp.	122,071	0.0
16,712	(2)	Insight Enterprises, Inc.	1,271,616	0.5
3,002	(2)	Itron, Inc.	287,892	0.1
32,074		Kulicke & Soffa Industries, Inc.	1,020,274	0.4
15,936	(2)	LivePerson, Inc.	991,697	0.4
9,017		Mantech International Corp.	801,972	0.3
12,098	(2)	Mitek Systems, Inc.	215,102	0.1
12,223	(2)	Netgear, Inc.	496,620	0.2
26,635		NIC, Inc.	687,982	0.3
25,494	(2)	Onto Innovation, Inc.	1,212,240	0.5
6,090	(2)	OSI Systems, Inc.	567,710	0.2
6,494		PC Connection, Inc.	307,101	0.1
4,293	(2)	Perficient, Inc.	204,561	0.1
10,100		Plantronics, Inc.	273,003	0.1
5,564	(2)	Plexus Corp.	435,160	0.2
5,444		Power Integrations, Inc.	445,646	0.2
22,610		Progress Software Corp.	1,021,746	0.4
3,142	(2)	Qualys, Inc.	382,916	0.2
45,776	(2)	Rambus, Inc.	799,249	0.3
2,091	(2)	Rogers Corp.	324,711	0.1
7,104	(2)	Sanmina Corp.	226,547	0.1
11,650	(2)	Scansource, Inc.	307,327	0.1
9,819	(2)	SecureWorks Corp.	139,626	0.1
3,888	(2)	ShotSpotter, Inc.	146,578	0.1
4,719	(2)	SMART Global Holdings, Inc.	177,576	0.1
2,953	(2)	Sprout Social, Inc.	134,096	0.1
10,252	(2)	SPS Commerce, Inc.	1,113,265	0.5
5,816	(2)	SVMK, Inc.	148,599	0.1
7,586		Switch, Inc.	124,183	0.0
17,912	(2)	SYKES Enterprises, Inc.	674,745	0.3
1,688		SYNNEX Corp.	137,471	0.1
17,067	(2)	TTM Technologies, Inc.	235,439	0.1
21,207	(2)	Ultra Clean Holdings, Inc.	660,598	0.3
23,904	(2)	Veeco Instruments, Inc.	414,973	0.2
29,409	(2)	Viavi Solutions, Inc.	440,400	0.2
9,308		Vishay Intertechnology, Inc.	192,769	0.1
40,409		Xperi Holding Corp.	844,548	0.4
			34,360,682	14.6

		Materials: 5.2%
9,938	(2)	Allegheny Technologies, Inc.	166,660	0.1
34,014	(2)	Arconic Corp.	1,013,617	0.4
6,430		Balchem Corp.	740,865	0.3
8,968		Cabot Corp.	402,484	0.2
4,624	(2)	Clearwater Paper Corp.	174,556	0.1
50,980	(1)	Cleveland-Cliffs, Inc.	742,269	0.3
8,458	(2)	Forterra, Inc.	145,435	0.1
27,230		FutureFuel Corp.	345,821	0.1
6,444		Hawkins, Inc.	337,086	0.1
16,913		HB Fuller Co.	877,446	0.4
6,848		Kaiser Aluminum Corp.	677,267	0.3
15,822	(2)	Koppers Holdings, Inc.	493,014	0.2
10,454	(2)	Kraton Corp.	290,517	0.1
7,966		Kronos Worldwide, Inc.	118,773	0.1
11,776	(1),(2)	Livent Corp.	221,860	0.1
11,230		Materion Corp.	715,576	0.3
18,342		Myers Industries, Inc.	381,147	0.2
5,480		Neenah, Inc.	303,154	0.1
18,090		Olympic Steel, Inc.	241,140	0.1
1,077		Quaker Chemical Corp.	272,901	0.1
2,701		Royal Gold, Inc.	287,278	0.1
4,511		Schweitzer-Mauduit International, Inc.	181,387	0.1
9,786		Stepan Co.	1,167,666	0.5

See Accompanying Notes to Financial Statements

117

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

76,934		SunCoke Energy, Inc.	334,663	0.1
40,375	(2)	TimkenSteel Corp.	188,551	0.1
15,725		Tredegar Corp.	262,607	0.1
10,983		Trinseo SA	562,439	0.2
5,106	(2)	US Concrete, Inc.	204,087	0.1
20,517		Warrior Met Coal, Inc.	437,422	0.2
			12,287,688	5.2

		Real Estate: 7.4%
4,837	(1)	Agree Realty Corp.	322,047	0.1
32,707		Alexander & Baldwin, Inc.	561,906	0.2
11,520		Alpine Income Property Trust, Inc.	172,685	0.1
14,648		American Assets Trust, Inc.	423,034	0.2
9,048		American Homes 4 Rent	271,440	0.1
35,824		Armada Hoffler Properties, Inc.	401,945	0.2
48,498		CareTrust REIT, Inc.	1,075,686	0.5
10,942		Community Healthcare Trust, Inc.	515,478	0.2
15,698		Corporate Office Properties Trust SBI MD	409,404	0.2
86,806		Diversified Healthcare Trust	357,641	0.1
5,019		EastGroup Properties, Inc.	692,923	0.3
31,359		Essential Properties Realty Trust, Inc.	664,811	0.3
8,646		First Industrial Realty Trust, Inc.	364,256	0.2
8,624	(2)	Forestar Group, Inc.	174,032	0.1
11,890		Four Corners Property Trust, Inc.	353,965	0.1
46,929		Franklin Street Properties Corp.	205,080	0.1
8,617		Gaming and Leisure Properties, Inc.	365,361	0.2
59,929	(1)	Geo Group, Inc./The	530,971	0.2
17,643		Gladstone Commercial Corp.	317,574	0.1
18,516		Global Net Lease, Inc.	317,364	0.1
6,614		Highwoods Properties, Inc.	262,113	0.1
5,449		Hudson Pacific Properties, Inc.	130,885	0.1
4,296		Innovative Industrial Properties, Inc.	786,727	0.3
23,012	(1)	iStar, Inc.	341,728	0.1
17,815		Kite Realty Group Trust	266,512	0.1
15,424		Lexington Realty Trust	163,803	0.1
3,405		Life Storage, Inc.	406,523	0.2
12,088		National Storage Affiliates Trust	435,531	0.2
41,607		New Senior Investment Group, Inc.	215,524	0.1
9,638		NexPoint Residential Trust, Inc.	407,784	0.2
17,528		Piedmont Office Realty Trust, Inc.	284,479	0.1
10,088		Plymouth Industrial REIT, Inc.	151,320	0.1
4,444		PS Business Parks, Inc.	590,474	0.2
11,526		RE/MAX Holdings, Inc.	418,740	0.2
44,515	(2)	Realogy Holdings Corp.	584,037	0.2
52,044		Retail Opportunity Investments Corp.	696,869	0.3
80,091		Retail Properties of America, Inc.	685,579	0.3
18,304		Retail Value, Inc.	272,180	0.1
21,671		RPT Realty	187,454	0.1
12,399		Saul Centers, Inc.	392,800	0.2
25,696		Summit Hotel Properties, Inc.	231,521	0.1
3,716		Terreno Realty Corp.	217,423	0.1
29,627		Uniti Group, Inc.	347,525	0.1
48,271		Whitestone REIT	384,720	0.2
			17,359,854	7.4

		Utilities: 1.4%
2,267		American States Water Co.	180,249	0.1
12,466		Avista Corp.	500,385	0.2
2,548		Black Hills Corp.	156,575	0.1
6,601	(1)	Brookfield Infrastructure Corp.	477,252	0.2
7,685	(1)	Brookfield Renewable Corp.	447,805	0.2
4,877		California Water Service Group	263,504	0.1
1,331		Chesapeake Utilities Corp.	144,028	0.0
3,776		NextEra Energy Partners L.P.	253,181	0.1
9,216		Portland General Electric Co.	394,168	0.2
7,748		South Jersey Industries, Inc.	166,969	0.1
12,262		Star Group L.P.	115,386	0.0
5,040		Unitil Corp.	223,121	0.1
			3,322,623	1.4

	Total Common Stock
	(Cost $192,891,324)		232,961,214	98.7

RIGHTS: –%
		Health Care: –%
7,651	(2),(3),(4)	Aduro Biotech, Inc. - CVR	–	–

	Total Rights
	(Cost $–)		–	–

WARRANTS: 0.0%
		Energy: 0.0%
1,219	(2),(3)	Oasis Petroleum, Inc.	4,559	0.0

	Total Warrants
	(Cost $37,789)		4,559	0.0

	Total Long-Term Investments
	(Cost $192,929,113)		232,965,773	98.7

See Accompanying Notes to Financial Statements

118

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Repurchase Agreements: 2.5%
1,250,325	(5) Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,250,335, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,275,331, due 01/25/21-10/15/62)	1,250,325	0.5
1,389,600	(5) Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,389,620, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $1,417,414, due 01/31/21-05/15/49)	1,389,600	0.6
1,367,313	(5) Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,367,323, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,394,659, due 09/15/21-01/01/51)	1,367,313	0.6
500,031	(5) Morgan Stanley, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $500,035, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $510,032, due 02/04/21-12/20/50)	500,031	0.2
1,367,313	(5) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,367,325, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,394,659, due 01/05/21-12/20/50)	1,367,313	0.6

	Total Repurchase Agreements
	(Cost $5,874,582)	5,874,582	2.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
3,180,009	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $3,180,009)	3,180,009	1.3

	Total Short-Term Investments
	(Cost $9,054,591)	9,054,591	3.8

	Total Investments in Securities (Cost $201,983,704)	$242,020,364	102.5
	Liabilities in Excess of Other Assets	(5,901,346)	(2.5)
	Net Assets	$236,119,018	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

119

VOYA GLOBAL HIGH DIVIDEND LOW	PORTFOLIO OF INVESTMENTS
VOLATILITY PORTFOLIO	as of December 31, 2020

			Percentage of Net
Shares		Value	Assets
COMMON STOCK: 97.8%
	Australia: 3.2%
13,677	ASX Ltd.	$759,034	0.1
498,348	Aurizon Holdings Ltd.	1,497,252	0.2
66,986	Australia & New
	Zealand Banking Group Ltd.	1,175,480	0.2
117,722	BHP Group Ltd.	3,846,518	0.6
215,890	Fortescue Metals Group Ltd.	3,899,495	0.6
68,799	Goodman Group	1,005,668	0.2
655,465	Medibank Pvt Ltd.	1,518,152	0.3
65,928	Rio Tinto Ltd.	5,797,814	1.0
		19,499,413	3.2

	Belgium: 0.4%
23,533	UCB S.A.	2,430,882	0.4

	Canada: 3.9%
35,951 (1)	Bank of Nova Scotia	1,943,145	0.3
86,296 (1)	BCE, Inc.	3,690,071	0.6
28,554 (1)	Canadian Imperial Bank of Commerce - XTSE	2,438,833	0.4
24,643	Canadian Natural Resources Ltd.	592,214	0.1
2,542	Constellation Software,
	Inc./Canada	3,300,906	0.6
8,121	Franco-Nevada Corp.	1,018,235	0.2
33,721 (1)	National Bank Of
	Canada	1,897,849	0.3
30,112	Quebecor, Inc.	774,978	0.1
17,458	Rogers Communications, Inc.	812,759	0.1
179,720	TELUS Corp.	3,559,385	0.6
5,125 (2),(3)	Topicus.com, Inc.	142,609	0.0
37,315	Waste Connections, Inc.	3,827,400	0.6
		23,998,384	3.9

	China: 0.3%

699,000	BOC Hong Kong Holdings Ltd.	2,118,827	0.3

	Denmark: 1.7%
351	AP Moller - Maersk A/S - Class B	781,064	0.1
14,990	Carlsberg A/S	2,403,083	0.4
19,005	Coloplast A/S	2,906,413	0.5
37,990	Novo Nordisk A/S	2,650,151	0.5
23,698	Novozymes A/S	1,349,837	0.2
		10,090,548	1.7

	Finland: 0.8%
45,255	Kone Oyj	3,687,362	0.6
21,889	Orion Oyj	1,005,464	0.2
		4,692,826	0.8

	France: 1.3%
23,037 (3)	Cie de Saint-Gobain	1,059,520	0.2
9,119 (3)	Eiffage SA	881,455	0.2
15,367	Legrand S.A.	1,374,672	0.2
197,509	Orange SA	2,351,335	0.4
14,274	Schneider Electric SE	2,062,972	0.3
		7,729,954	1.3

	Germany: 1.1%
90,744	Deutsche Post AG	4,495,047	0.8
31,490	RWE AG	1,332,248	0.2
5,904	Symrise AG	784,893	0.1
		6,612,188	1.1

	Hong Kong: 1.6%
68,300	ASM Pacific Technology Ltd.	902,016	0.1
368,500	CK Hutchison Holdings Ltd.	2,572,806	0.4
207,500	CLP Holdings Ltd.	1,918,679	0.3
19,800	Hong Kong Exchanges and Clearing Ltd.	1,086,064	0.2
243,300	Link REIT	2,209,596	0.4
204,000	Power Assets Holdings Ltd.	1,104,790	0.2
		9,793,951	1.6

	Ireland: 1.4%
21,339	CRH PLC	907,469	0.2
50,199	Medtronic PLC	5,880,311	1.0
33,626	Smurfit Kappa PLC	1,562,644	0.2
		8,350,424	1.4

	Israel: 0.2%
247,967	Bank Leumi Le-Israel BM	1,463,689	0.2

	Italy: 2.5%
234,287	Assicurazioni Generali S.p.A.	4,101,965	0.7
160,768	Enel S.p.A.	1,635,762	0.3
1,185,262 (3)	Intesa Sanpaolo SpA	2,801,610	0.4
106,898 (4)	Poste Italiane SpA	1,093,428	0.2
561,187	Snam SpA	3,169,338	0.5
293,940	Terna Rete Elettrica Nazionale SpA	2,258,674	0.4
		15,060,777	2.5

	Japan: 8.6%
85,700	Amada Co. Ltd.	943,059	0.2
32,100	Dai Nippon Printing Co.,Ltd.	577,403	0.1
3,000	Daikin Industries Ltd.	667,401	0.1
706,900	ENEOS Holdings, Inc.	2,538,974	0.4
2,600	Hikari Tsushin, Inc.	610,049	0.1
12,700	Hoya Corp.	1,758,884	0.3
60,800	Japan Tobacco, Inc.	1,239,540	0.2
78,000	KDDI Corp.	2,312,720	0.4
26,700	Lawson, Inc.	1,242,512	0.2
72,100	LIXIL Group Corp.	1,563,609	0.3

17,300 (1)	McDonald's Holdings Co. Japan Ltd.	838,379	0.1
45,100	Medipal Holdings Corp.	848,119	0.1
16,900	MEIJI Holdings Co., Ltd.	1,189,418	0.2
31,000	Mitsubishi Corp.	764,207	0.1
304,300	Mitsubishi UFJ Financial Group, Inc.	1,347,325	0.2
12,700	Miura Co., Ltd.	709,017	0.1
5,100	Nintendo Co., Ltd.	3,273,901	0.5
97,300	Nippon Telegraph & Telephone Corp.	2,496,621	0.4
31,200	Osaka Gas Co., Ltd.	639,524	0.1
40,200	Secom Co., Ltd.	3,708,519	0.6
128,300	Sekisui House Ltd.	2,613,702	0.4
57,100	SG Holdings Co. Ltd.	1,556,905	0.3
3,500	SMC Corp.	2,137,582	0.3
321,800	SoftBank Corp.	4,039,232	0.7

See Accompanying Notes to Financial Statements

120

VOYA GLOBAL HIGH DIVIDEND LOW	PORTFOLIO OF INVESTMENTS
VOLATILITY PORTFOLIO	as of December 31, 2020 (Continued)

11,800	Sohgo Security Services Co., Ltd.	612,127	0.1
61,300	Sumitomo Mitsui Financial Group, Inc.	1,900,187	0.3
93,200	Sumitomo Mitsui Trust Holdings, Inc.	2,875,661	0.5
22,300	Sundrug Co., Ltd.	891,262	0.1
84,700	T&D Holdings, Inc.	1,001,904	0.2
26,300	Tokyo Gas Co., Ltd.	608,718	0.1
21,300(1),(3)	Trend Micro, Inc.	1,226,308	0.2
10,800	Tsuruha Holdings, Inc.	1,535,801	0.3

41,500	Welcia Holdings Co. Ltd.	1,565,480	0.3
33,500	Yamato Holdings Co., Ltd.	855,346	0.1
		52,689,396	8.6

	Netherlands: 0.5%
83,862	Koninklijke Ahold Delhaize NV	2,365,845	0.4
304,576	Koninklijke KPN NV	925,690	0.1
		3,291,535	0.5

	New Zealand: 0.1%
240,355	Spark New Zealand Ltd.	814,136	0.1

	Norway: 0.1%
86,788	Orkla ASA	881,110	0.1

	Singapore: 0.2%
215,100	Singapore Exchange Ltd.	1,510,862	0.2

	Spain: 0.9%
–	Banco Bilbao Vizcaya Argentaria SA	–	–
49,387	Enagas	1,086,494	0.2
52,119	Endesa S.A.	1,429,559	0.2
40,606	Ferrovial SA - FERE	1,122,769	0.2
75,138	Red Electrica Corp. SA	1,542,655	0.3

	Sweden: 0.2%
15,292	Swedish Match AB	1,190,035	0.2

	Switzerland: 2.1%
32,762	LafargeHolcim Ltd.-CHF	1,798,234	0.3
28,332	Nestle SA	3,349,163	0.6
9,351	Roche Holding AG	3,256,940	0.5
9,830	Zurich Insurance Group
	AG	4,142,571	0.7
		12,546,908	2.1

	United Kingdom: 5.0%
131,982	3i Group PLC	2,087,554	0.3
46,996	Admiral Group Plc	1,858,313	0.3
89,678	BAE Systems PLC	598,043	0.1
38,323	British American Tobacco PLC	1,423,199	0.2
339,304	Direct Line Insurance Group PLC	1,484,019	0.3
218,999	GlaxoSmithKline PLC	4,007,243	0.7
39,278	Hikma Pharmaceuticals PLC	1,350,012	0.2
62,335	Imperial Brands PLC	1,307,453	0.2
26,539	London Stock Exchange Group PLC	3,275,889	0.5
450,240(3)	Natwest Group PLC	1,029,244	0.2

6,839	Reckitt Benckiser Group
	PLC	610,411	0.1
187,812	Sage Group PLC/The	1,491,272	0.3
58,453	Smith & Nephew PLC	1,214,216	0.2
75,487	Unilever PLC	4,570,792	0.7
87,348	United Utilities Group
	PLC	1,068,353	0.2
797,654	Vodafone Group PLC	1,310,139	0.2
8,101	Willis Towers Watson PLC	1,706,719	0.3
		30,392,871	5.0

	United States: 61.7%
69,134	AbbVie, Inc.	7,407,708	1.2
37,008	Aflac, Inc.	1,645,746	0.3
13,221	Agilent Technologies, Inc.	1,566,556	0.3
14,727	Air Products & Chemicals, Inc.	4,023,711	0.7
23,588	Allison Transmission Holdings, Inc.	1,017,350	0.2
34,036	Allstate Corp.	3,741,577	0.6
114,568	Altria Group, Inc.	4,697,288	0.8
47,277	Amdocs Ltd.	3,353,358	0.6
29,147	Ameren Corp.	2,275,215	0.4
7,559	American Tower Corp.	1,696,693	0.3
17,001	American Water Works Co., Inc.	2,609,143	0.4
15,109	Ameriprise Financial, Inc.	2,936,132	0.5
21,873	Amgen, Inc.	5,029,040	0.8
395,345	Antero Midstream Corp.	3,048,110	0.5
4,808	Anthem, Inc.	1,543,801	0.3
10,697	AO Smith Corp.	586,410	0.1
145,276	Apartment Investment and Management Co.	767,057	0.1
25,327	Applied Materials, Inc.	2,185,720	0.4
17,182	Aptargroup, Inc.	2,352,044	0.4
6,475	Assurant, Inc.	882,024	0.1
178,815	AT&T, Inc.	5,142,719	0.8
21,922	Avnet, Inc.	769,681	0.1
69,463	Bank of America Corp.	2,105,424	0.3
7,742	Bank of Hawaii Corp.	593,192	0.1
58,182	Bank OZK	1,819,351	0.3
6,718	Blackrock, Inc.	4,847,306	0.8
42,092	Booz Allen Hamilton Holding Corp.	3,669,581	0.6
84,487	Bristol-Myers Squibb Co.	5,240,729	0.9
24,252	Brookfield Renewable Corp.	1,414,843	0.2
39,465	Cabot Oil & Gas Corp.	642,490	0.1
13,533	Capital One Financial Corp.	1,337,737	0.2
6,285	Carlisle Cos., Inc.	981,591	0.2
3,788	Chemed Corp.	2,017,527	0.3
22,010	Chevron Corp.	1,858,744	0.3
9,692	Church & Dwight Co., Inc.	845,433	0.1
4,303	Cigna Corp.	895,799	0.2
141,310	Cisco Systems, Inc.	6,323,622	1.0
50,740	Citigroup, Inc.	3,128,628	0.5
36,832	Colgate-Palmolive Co.	3,149,504	0.5
17,655	Comcast Corp. – Class A	925,122	0.2
30,986	Commerce Bancshares, Inc.	2,035,780	0.3
21,521	ConocoPhillips	860,625	0.1

65,186	Corporate Office Properties Trust SBI MD	1,700,051	0.3

See Accompanying Notes to Financial Statements

121

VOYA GLOBAL HIGH DIVIDEND LOW	PORTFOLIO OF INVESTMENTS
VOLATILITY PORTFOLIO	as of December 31, 2020 (Continued)

10,140	CSX Corp.	920,205	0.2
15,553	Dollar General Corp.	3,270,796	0.5
19,545	DTE Energy Co.	2,372,958	0.4
19,427	Duke Energy Corp.	1,778,736	0.3
25,075	Duke Realty Corp.	1,002,248	0.2
77,915	eBay, Inc.	3,915,229	0.6
19,147	Entergy Corp.	1,911,636	0.3
943	Equinix, Inc.	673,472	0.1
361,378	Equitrans Midstream Corp.	2,905,479	0.5
6,286	Everest Re Group Ltd.	1,471,490	0.2
46,127	Evergy, Inc.	2,560,510	0.4
18,206	Exelon Corp.	768,657	0.1
2,160	FedEx Corp.	560,779	0.1
27,117	Fifth Third Bancorp	747,616	0.1
38,805	Flowers Foods, Inc.	878,157	0.1
14,014	Gaming and Leisure Properties, Inc.	594,194	0.1
64,374	General Mills, Inc.	3,785,191	0.6
97,887	Gentex Corp.	3,321,306	0.5
68,757	Gilead Sciences, Inc.	4,005,783	0.7
120,525	GrafTech International Ltd.	1,284,796	0.2
18,002	Hanover Insurance Group, Inc.	2,104,794	0.3
14,145	Hartford Financial Services Group, Inc.	692,822	0.1
21,696	Hershey Co.	3,304,952	0.5
29,641	Honeywell International, Inc.	6,304,641	1.0
1,958	Humana, Inc.	803,309	0.1
95,193	Huntington Bancshares, Inc.	1,202,288	0.2
58,696	Intel Corp.	2,924,235	0.5
7,029	International Business Machines Corp.	884,811	0.1
8,612	Intuit, Inc.	3,271,268	0.5
43,725	Invitation Homes, Inc.	1,298,632	0.2
55,744	Johnson & Johnson	8,772,991	1.4
45,444	Johnson Controls International plc	2,117,236	0.4
42,267	JPMorgan Chase & Co.	5,370,868	0.9
77,239	Juniper Networks, Inc.	1,738,650	0.3
6,627	Kansas City Southern	1,352,769	0.2
28,857	Kimberly-Clark Corp.	3,890,789	0.6
207,322	Kinder Morgan, Inc.	2,834,092	0.5
10,444	KLA Corp.	2,704,056	0.4
70,155	Knight-Swift Transportation Holdings, Inc.	2,933,882	0.5
70,701	Kroger Co.	2,245,464	0.4
53,113	Lazard Ltd.	2,246,680	0.4
33,871	Leidos Holdings, Inc.	3,560,520	0.6
12,077	Life Storage, Inc.	1,441,873	0.2
7,302	Lockheed Martin Corp.	2,592,064	0.4
5,822	MarketAxess Holdings, Inc.	3,321,800	0.5
36,691	Masco Corp.	2,015,437	0.3
19,836	McDonald's Corp.	4,256,409	0.7
19,111	McKesson Corp.	3,323,785	0.5
73,314	Merck & Co., Inc.	5,997,085	1.0
14,851	Metlife, Inc.	697,254	0.1
14,976	Microsoft Corp.	3,330,962	0.6

4,798	Mid-America Apartment Communities, Inc.	607,859	0.1

33,678	Mondelez International, Inc.	1,969,153	0.3
5,062	Monolithic Power Systems, Inc.	1,853,856	0.3

11,920	MSC Industrial Direct Co.	1,005,929	0.2
7,388	MSCI, Inc. - Class A	3,298,964	0.5
27,917	Nasdaq, Inc.	3,705,703	0.6
3,745	NewMarket Corp.	1,491,596	0.2
31,552	OGE Energy Corp.	1,005,247	0.2
31,474	Old Republic International Corp.	620,353	0.1
33,985	Omnicom Group	2,119,644	0.4
26,304	Packaging Corp. of America	3,627,585	0.6
43,781	PepsiCo, Inc.	6,492,722	1.1
165,172	Pfizer, Inc.	6,079,981	1.0
57,592	Philip Morris International, Inc.	4,768,042	0.8
34,971	Phillips 66	2,445,872	0.4
13,635	Pinnacle West Capital Corp.	1,090,118	0.2
11,580	Pioneer Natural Resources Co.	1,318,846	0.2
53,055	Procter & Gamble Co.	7,382,073	1.2
44,538	Progressive Corp.	4,403,917	0.7
22,205	Qualcomm, Inc.	3,382,710	0.6
5,108	Regal Beloit Corp.	627,313	0.1
48,115	Regions Financial Corp.	775,614	0.1
12,643	Reliance Steel & Aluminum Co.	1,513,999	0.3
39,855	Republic Services, Inc.	3,838,036	0.6
9,010	Roper Technologies, Inc.	3,884,121	0.6
20,113	Royal Gold, Inc.	2,139,219	0.4
15,600	Ryder System, Inc.	963,456	0.2
10,150	S&P Global, Inc.	3,336,609	0.6
62,670	Service Corp. International	3,077,097	0.5
40,096	Silgan Holdings, Inc.	1,486,760	0.2
19,670	Sonoco Products Co.	1,165,447	0.2
35,482	Southern Co.	2,179,659	0.4
13,373	Sun Communities, Inc.	2,032,027	0.3
121,019	Switch, Inc.	1,981,081	0.3

26,620	T. Rowe Price Group, Inc.	4,030,002	0.7
29,018	Target Corp.	5,122,548	0.8
36,663	Texas Instruments, Inc.	6,017,498	1.0
4,922	Thermo Fisher Scientific, Inc.	2,292,569	0.4
5,440	Tractor Supply Co.	764,755	0.1
16,044	UMB Financial Corp.	1,106,876	0.2
7,920	United Parcel Service, Inc. - Class B	1,333,728	0.2
35,990	US Bancorp	1,676,774	0.3
133,837	Verizon Communications, Inc.	7,862,924	1.3
37,581(3)	Viatris, Inc.	704,268	0.1
75,553	VICI Properties, Inc.	1,926,601	0.3
39,301	Vistra Corp.	772,658	0.1
34,468	Waste Management, Inc.	4,064,811	0.7
71,699	Wells Fargo & Co.	2,163,876	0.4
72,258	Werner Enterprises, Inc.	2,833,959	0.5
17,640	Weyerhaeuser Co.	591,469	0.1
180,543	Williams Cos., Inc.	3,619,887	0.6
27,174	Xilinx, Inc.	3,852,458	0.6
16,176	Yum! Brands, Inc.	1,756,067	0.3
20,005	Zoetis, Inc.	3,310,827	0.5
		377,410,981	61.7

	Total Common Stock
	(Cost $539,294,886)	597,751,174	97.8

See Accompanying Notes to Financial Statements

122

VOYA GLOBAL HIGH DIVIDEND LOW	PORTFOLIO OF INVESTMENTS
VOLATILITY PORTFOLIO	as of December 31, 2020 (Continued)

EXCHANGE-TRADED FUNDS: 0.7%
21,099	iShares MSCI EAFE ETF	1,539,383	0.2
8,396	SPDR S&P 500 ETF Trust	3,139,097	0.5

	Total Exchange-Traded Funds
	(Cost $4,581,439)	4,678,480	0.7

	Total Long-Term Investments
	(Cost $543,876,325)	602,429,654	98.5

Principal			Percentage of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 1.1%
1,396,592 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,396,603,collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest$1,424,524, due 01/25/21-10/15/62)	1,396,592	0.2
1,552,200 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%,due 01/04/21 (Repurchase Amount $1,552,222,collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $1,583,268, due 01/31/21-05/15/49)	1,552,200	0.3
1,552,191 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,552,203, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,583,235, due 09/15/21-01/01/51)	1,552,191	0.2
615,727 (5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $615,731, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $628,042, due 01/15/21-01/01/51)	615,727	0.1
1,552,191 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,552,205, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,583,235, due 01/05/21-12/20/50)	1,552,191	0.3

Total Repurchase
Agreements
(Cost $6,668,901)		6,668,901	1.1

			Percentage of Net
Shares		Value	Assets
	Mutual Funds: 0.1%
405,001 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $405,001)	405,001	0.1

	Total Short-Term Investments
	(Cost $7,073,902)	7,073,902	1.2

	Total Investments in Securities
	(Cost $550,950,227)	$609,503,556	99.7
	Assets in Excess of Other Liabilities	1,891,223	0.3
	Net Assets	$611,394,779	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Security, or a portion of the security, is on loan.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(3)	Non-income producing security.

(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

123

PORTFOLIO OF INVESTMENTS
VOYA SMALL COMPANY PORTFOLIO	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Communication Services: 1.6%
109,016 (1)	Gray Television, Inc.	$1,950,296	0.4
157,936 (1)	Imax Corp.	2,846,007	0.6
187,550 (1)	Vonage Holdings Corp.	2,414,706	0.6
		7,211,009	1.6

	Consumer Discretionary: 17.7%
154,952	Bloomin Brands, Inc.	3,009,168	0.7
70,650	Boyd Gaming Corp.	3,032,298	0.7
71,174 (1)	Caesars Entertainment,
	Inc.	5,286,093	1.2
133,445	Callaway Golf Co.	3,204,015	0.7
61,119 (1)	Century Communities,
	Inc.	2,675,790	0.6
178,123	Dana, Inc.	3,476,961	0.8
10,321 (1)	Deckers Outdoor Corp.	2,959,856	0.7
55,809	Dick's Sporting Goods,
	Inc.	3,137,024	0.7
103,841 (1)	G-III Apparel Group Ltd.	2,465,185	0.5
192,095	Goodyear Tire & Rubber
	Co.	2,095,756	0.5
36,465 (1),(2)	GrowGeneration Corp.	1,466,622	0.3
112,432	Guess?, Inc.	2,543,212	0.6
14,207 (1)	Helen of Troy Ltd.	3,156,653	0.7
94,260	Kohl's Corp.	3,835,439	0.9
68,568	Kontoor Brands, Inc.	2,781,118	0.6
65,788	La-Z-Boy, Inc.	2,620,994	0.6
25,225	LCI Industries	3,271,178	0.7
66,955 (1),(2)	Leslie's, Inc.	1,858,001	0.4
11,376	Lithia Motors, Inc.	3,329,414	0.7
159,368 (2)	Macy's, Inc.	1,792,890	0.4
35,441	Marriott Vacations
	Worldwide Corp.	4,863,214	1.1
7,599 (1)	RH	3,400,705	0.8
64,264 (2)	Shoe Carnival, Inc.	2,517,864	0.6
90,256	Steven Madden Ltd.	3,187,842	0.7
42,156	Strategic Education, Inc.	4,018,732	0.9
47,866	Winnebago Industries	2,869,088	0.6
		78,855,112	17.7

	Consumer Staples: 1.8%
249,975 (1)	Hostess Brands, Inc.	3,659,634	0.8
89,841 (1)	Performance Food
	Group Co.	4,277,330	1.0
		7,936,964	1.8

	Energy: 1.6%
93,992	Apache Corp.	1,333,746	0.3
49,278 (1)	Dril-Quip, Inc.	1,459,614	0.4
203,752	Marathon Oil Corp.	1,359,026	0.3
39,057 (1)	Renewable Energy
	Group, Inc.	2,766,017	0.6
		6,918,403	1.6

	Financials: 18.9%
105,428	Atlantic Union
	Bankshares Corp.	3,472,798	0.8
81,847	BankUnited, Inc.	2,846,639	0.6
224,452	Cadence BanCorp	3,685,502	0.8
131,096	Columbia Banking
	System, Inc.	4,706,346	1.1
64,158	Cowen, Inc.	1,667,466	0.4
220,157 (1)	Eastern Bankshares,
	Inc.	3,590,761	0.8
100,998	Essent Group Ltd.	4,363,114	1.0
92,657	First Foundation, Inc.	1,853,140	0.4
288,661	First Horizon Corp.	3,683,314	0.8
232,224	First Midwest Bancorp.,
	Inc.	3,697,006	0.8
114,197	Heritage Insurance
	Holdings, Inc.	1,156,816	0.3
6,901 (1)	Midwest Holding, Inc.	370,239	0.1
129,996	OFG Bancorp	2,410,126	0.5
67,329	OneMain Holdings, Inc.	3,242,565	0.7
112,228	Pacific Premier
	Bancorp, Inc.	3,516,103	0.8
15,676 (1)	Palomar Holdings, Inc.	1,392,656	0.3
47,304	Pinnacle Financial
	Partners, Inc.	3,046,377	0.7
26,390	Primerica, Inc.	3,534,413	0.8
50,816	Prosperity Bancshares,
	Inc.	3,524,598	0.8
161,963	Provident Financial
	Services, Inc.	2,908,855	0.6
88,160 (1)	Selectquote, Inc.	1,829,320	0.4
28,145	Signature Bank	3,807,737	0.8
104,450 (1)	StepStone Group, Inc.	4,157,110	0.9
103,731	Stifel Financial Corp.	5,234,266	1.2
120,957 (1)	Trean Insurance Group,
	Inc.	1,584,537	0.4
205,576	Trustco Bank Corp.	1,371,192	0.3
619,569	Two Harbors Investment
	Corp.	3,946,654	0.9
86,044	WSFS Financial Corp.	3,861,655	0.9
		84,461,305	18.9

	Health Care: 16.5%
54,706 (1),(2)	1Life Healthcare, Inc.	2,387,917	0.5
29,047 (1)	Addus HomeCare Corp.	3,401,113	0.8
97,996 (1),(2)	Aerie Pharmaceuticals,
	Inc.	1,323,926	0.3
55,061 (1),(2)	Akouos, Inc.	1,091,860	0.2
72,729 (1)	Amicus Therapeutics,
	Inc.	1,679,313	0.4
50,312 (1)	AMN Healthcare
	Services, Inc.	3,433,794	0.8
22,084 (1)	Arena Pharmaceuticals,
	Inc.	1,696,714	0.4
32,422 (1)	Arrowhead
	Pharmaceuticals, Inc.	2,487,740	0.5
19,330 (1)	Biohaven
	Pharmaceutical Holding
	Co. Ltd.	1,656,774	0.4
19,658 (1)	Blueprint Medicines
	Corp.	2,204,645	0.5
61,376	Cantel Medical Corp.	4,840,111	1.1
145,275 (1)	CryoLife, Inc.	3,429,943	0.8
56,492	Encompass Health
	Corp.	4,671,323	1.0
125,260 (1)	Epizyme, Inc.	1,360,323	0.3
23,682 (1),(2)	Fate Therapeutics, Inc.	2,153,404	0.5
44,373 (1)	FibroGen, Inc.	1,645,794	0.4
48,990 (1)	Globus Medical, Inc.	3,195,128	0.7
33,451 (1)	Haemonetics Corp.	3,972,306	0.9
33,837	Hill-Rom Holdings, Inc.	3,315,011	0.7
81,553 (1)	HMS Holdings Corp.	2,997,073	0.7
48,614 (1)	Integer Holdings Corp.	3,946,971	0.9
57,976 (1)	Magellan Health, Inc.	4,802,732	1.1
10,694 (1)	Mirati Therapeutics, Inc.	2,348,830	0.5
73,621 (1),(2)	NextCure, Inc.	802,469	0.2

See Accompanying Notes to Financial Statements

124

PORTFOLIO OF INVESTMENTS
as of December 31, 2020
VOYA SMALL COMPANY PORTFOLIO	(Continued)

Shares		Value	Percentage of Net Assets
36,214 (1),(2)	Poseida Therapeutics,
	Inc.	$397,267	0.1
4,937 (1)	Reata Pharmaceuticals,
	Inc.	610,312	0.1
8,336 (1)	Rocket
	Pharmaceuticals, Inc.	457,146	0.1
118,377 (1)	Select Medical Holdings
	Corp.	3,274,308	0.7
45,482 (1)	Syneos Health, Inc.	3,098,689	0.7
45,291 (1),(2)	UroGen Pharma Ltd.	816,144	0.2
		73,499,080	16.5

	Industrials: 15.6%
134,669 (1)	Air Transport Services
	Group, Inc.	4,220,526	0.9
25,848	Alamo Group, Inc.	3,565,732	0.8
66,167	Altra Industrial Motion
	Corp.	3,667,637	0.8
35,126 (1)	ASGN, Inc.	2,934,075	0.7
40,933	Barrett Business
	Services, Inc.	2,792,040	0.6
124,823 (1)	Builders FirstSource,
	Inc.	5,094,027	1.1
51,367 (1)	Casella Waste Systems,
	Inc.	3,182,186	0.7
46,282	Crane Co.	3,594,260	0.8
26,090	Curtiss-Wright Corp.	3,035,571	0.7
68,869	Deluxe Corp.	2,010,975	0.5
52,866	EMCOR Group, Inc.	4,835,124	1.1
254,630 (1),(2)	FuelCell Energy, Inc.	2,844,217	0.6
34,424 (1)	Huron Consulting
	Group, Inc.	2,029,295	0.5
32,481	ICF International, Inc.	2,414,313	0.5
120,227	Marten Transport Ltd.	2,071,511	0.5
17,729	Regal Beloit Corp.	2,177,298	0.5
55,822	Skywest, Inc.	2,250,185	0.5
79,851 (1)	SP Plus Corp.	2,302,104	0.5
304,087	Steelcase, Inc.	4,120,379	0.9
28,035	UFP Industries, Inc.	1,557,344	0.4
150,676	Werner Enterprises, Inc.	5,909,513	1.3
25,280	Woodward, Inc.	3,072,278	0.7
		69,680,590	15.6

	Information Technology: 14.8%
151,536 (2)	Absolute Software Corp.	1,804,794	0.4
104,313 (1)	ACI Worldwide, Inc.	4,008,749	0.9
11,965 (1)	CACI International, Inc.	2,983,233	0.7
22,137	CMC Materials, Inc.	3,349,328	0.8
84,516 (1)	Commvault Systems,
	Inc.	4,679,651	1.0
18,610 (1)	Concentrix Corp.	1,836,807	0.4
94,821	CSG Systems
	International, Inc.	4,273,582	1.0
58,451 (1)	Envestnet, Inc.	4,809,933	1.1
71,073	EVERTEC, Inc.	2,794,590	0.6
323,445 (1)	Harmonic, Inc.	2,390,258	0.5
60,804 (1)	j2 Global, Inc.	5,939,943	1.3
27,371 (1)	Lumentum Holdings,
	Inc.	2,594,771	0.6
192 (1)	Mimecast Ltd.	10,913	0.0
101,385 (1)	Onto Innovation, Inc.	4,820,857	1.1
46,619 (1)	Plexus Corp.	3,646,072	0.8
30,258 (1)	Q2 Holdings, Inc.	3,828,545	0.9
45,069 (1)	RealPage, Inc.	3,931,820	0.9
28,889 (1)	Silicon Laboratories,
	Inc.	3,678,725	0.8
42,984 (1),(2)	SunPower Corp.	1,102,110	0.2
245,948 (1)	Viavi Solutions, Inc.	3,683,071	0.8
		66,167,752	14.8

	Materials: 4.2%
97,650	Avient Corp.	3,933,342	0.9
117,567	Commercial Metals Co.	2,414,826	0.5
152,517	Glatfelter Corp.	2,498,229	0.6
26,107	Minerals Technologies,
	Inc.	1,621,767	0.4
62,298	Sealed Air Corp.	2,852,625	0.6
46,814	Sensient Technologies
	Corp.	3,453,469	0.8
48,541 (1)	US Concrete, Inc.	1,940,184	0.4
		18,714,442	4.2

	Real Estate: 4.4%
225,184	Acadia Realty Trust	3,195,361	0.7
229,565 (1),(2)	Cushman & Wakefield
	PLC	3,404,449	0.8
174,394	Easterly Government
	Properties, Inc.	3,950,024	0.9
13,664	Innovative Industrial
	Properties, Inc.	2,502,288	0.5
36,444	QTS Realty Trust, Inc.	2,255,155	0.5
33,614	Ryman Hospitality
	Properties	2,277,685	0.5
137,635	Xenia Hotels & Resorts,
	Inc.	2,092,052	0.5
		19,677,014	4.4

	Utilities: 2.4%
55,124	Black Hills Corp.	3,387,370	0.8
19,219	Idacorp, Inc.	1,845,601	0.4
30,421	NorthWestern Corp.	1,773,848	0.4
80,713	Portland General
	Electric Co.	3,452,095	0.8
		10,458,914	2.4

	Total Common Stock
	(Cost $367,871,184)	443,580,585	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.1%
	Repurchase Agreements: 3.3%
2,557,424 (3)	Cantor Fitzgerald
	Securities, Repurchase
	Agreement dated
	12/31/20, 0.07%, due
	01/04/21 (Repurchase
	Amount $2,557,444,
	collateralized by various
	U.S. Government/U.S.
	Government Agency
	Obligations, 0.000%-
	9.500%, Market Value
	plus accrued interest
	$2,608,572, due
	01/25/21-10/15/62)	$2,557,424	0.6

See Accompanying Notes to Financial Statements

125

PORTFOLIO OF INVESTMENTS
as of December 31, 2020
VOYA SMALL COMPANY PORTFOLIO	(Continued)

Shares		Value	Percentage of Net Assets
2,505,675 (3)	Citadel Securities LLC,
	Repurchase Agreement
	dated 12/31/20, 0.13%,
	due 01/04/21
	(Repurchase Amount
	$2,505,711,
	collateralized by various
	U.S. Government
	Securities, 0.000%-
	7.875%, Market Value
	plus accrued interest
	$2,555,827, due
	01/31/21-05/15/49)	$2,505,675	0.6
1,460,617 (3)	Deutsche Bank
	Securities Inc.,
	Repurchase Agreement
	dated 12/31/20, 0.06%,
	due 01/04/21
	(Repurchase Amount
	$1,460,627,
	collateralized by various
	U.S. Government/U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$1,489,829, due
	01/15/21-01/01/51)	1,460,617	0.3
1,112,592 (3)	JVB Financial Group
	LLC, Repurchase
	Agreement dated
	12/31/20, 0.13%, due
	01/04/21 (Repurchase
	Amount $1,112,608,
	collateralized by various
	U.S. Government/U.S.
	Government Agency
	Obligations, 0.125%-
	7.000%, Market Value
	plus accrued interest
	$1,134,844, due
	07/01/22-12/01/50)	1,112,592	0.2
1,142,558 (3)	Mirae Asset Securities
	USA Inc., Repurchase
	Agreement dated
	12/31/20, 0.13%, due
	01/04/21 (Repurchase
	Amount $1,142,574,
	collateralized by various
	U.S. Government/U.S.
	Government Agency
	Obligations, 0.000%-
	8.125%, Market Value
	plus accrued interest
	$1,165,426, due
	02/18/21-01/15/62)	1,142,558	0.2
3,433,153 (3)	RBC Dominion
	Securities Inc.,
	Repurchase Agreement
	dated 12/31/20, 0.08%,
	due 01/04/21
	(Repurchase Amount
	$3,433,183,
	collateralized by various
	U.S. Government/U.S.
	Government Agency
	Obligations, 0.000%-
	6.000%, Market Value
	plus accrued interest
	$3,501,816, due
	01/05/21-12/20/50)	3,433,153	0.8
2,538,319 (3)	State of Wisconsin
	Investment Board,
	Repurchase Agreement
	dated 12/31/20, 0.16%,
	due 01/04/21
	(Repurchase Amount
	$2,538,364,
	collateralized by various
	U.S. Government
	Securities, 0.125%-
	3.875%, Market Value
	plus accrued interest
	$2,595,539, due
	07/15/22-02/15/47)	2,538,319	0.6

	Total Repurchase
	Agreements
	(Cost $14,750,338)	14,750,338	3.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.8%
16,913,009 (4)	BlackRock Liquidity
	Funds, FedFund,
	Institutional Class,
	0.000%
	(Cost $16,913,009)	16,913,009	3.8

	Total Short-Term
	Investments
	(Cost $31,663,347)	31,663,347	7.1

	Total Investments in
	Securities
	(Cost $399,534,531) $	475,243,932	106.6
	Liabilities in Excess of
	Other Assets	(29,410,533)	(6.6)
	Net Assets	$445,833,399	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Non-income producing security.

(2)	Security, or a portion of the security, is on loan.

(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

126

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Portfolios, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date:	March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date:	March 10, 2021

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 10, 2021